December 31, 2007 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Annual Reports

Optimized to contain one or more of the following.*

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio Service Class 2

Fidelity® VIP Contrafund® Portfolio Service Class 2

Neuberger Berman AMT Socially Responsive Fund

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

*See Table of Contents for more information.

Flexible Payment Variable Annuity Account A

Flexible Payment Variable Annuity Account A (Fee Based)

Flexible Payment Variable Annuity Account B

Flexible Payment Variable Annuity Account B (Fee Based)

Group Combination Annuity Account C

Flexible Payment Variable Annuity Account C (Network Edition)

Northwestern Mutual®

14-1558 (0107) (Rev 0108)

The Northwestern Mutual Life Insurance Company (Northwestern Mutual)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665

For eligible owners, get up-to-date information about your contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among investment options, change the allocation and obtain fund performance information.

Information on the internet:

Northwestern Mutual Financial Network

WWW.NMFN.COM

For information about Northwestern Mutual visit us on our Website. Included is fund performance information (which can be found at nmfn.com > Investment Products > Annuities > Fund Information > Performance History), forms for routine service, and daily unit values for contracts you own with your User ID and password. Eligible owners may also transfer invested assets among funds and change the allocation of future contributions online.

For further information, contact either your Northwestern Mutual Financial Representative or The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

Contents

Northwestern Mutual Series Fund, Inc. - Annual Report

Fidelity® VIP Mid Cap Portfolio - Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Fidelity® VIP Contrafund® Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Neuberger Berman Socially Responsive Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Contrafund® Portfolio)

Russell Investment Funds - Annual Report (This report follows the end of the Neuberger Berman Portfolio)

Russell Investment Funds - LifePoints® Variable Target Portfolio Series - Annual Report (This report follows the end of the Russell Investment Funds Portfolio)

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

Annual Report December 31, 2007

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Janus Capital Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Capital Guardian Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	American Century Large Company Value Portfolio
•	Capital Guardian Domestic Equity Portfolio
•	T. Rowe Price Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	AllianceBernstein Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	T. Rowe Price Small Cap Value Portfolio
•	International Growth Portfolio
•	MFS® Research International Core Portfolio
•	Franklin Templeton International Equity Portfolio
•	MFS® Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	PIMCO Long-Term U.S. Government Bond Portfolio
•	American Century Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	PIMCO Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Clients

December 31, 2007

The central theme for financial markets in 2007 was a reintroduction of risk to the investment landscape. The fundamental investing axiom that returns are commensurate with risk had been easily discarded in a global financial system awash in liquidity. That helps explain how the lowest quality, riskiest assets outperformed for much of the year even as there were ominous signs on housing and the economy.

This transformation in attitudes about risk came about when the magnitude of the subprime crisis became apparent. On Main Street, foreclosures ran at the fastest pace on record in 2007, while one measure showed the largest year-over-year decline in home prices ever recorded. The impact of the crisis on consumer spending and confidence has economists debating the likelihood of the first recession since 2002.

And on Wall Street, massive financial losses from years of profligate lending were being realized by lenders, investment banks, and bond insurers. In addition, corporate America faced other challenges — an economic slowdown could have limited the growth of revenue at a time when creeping inflation was hurting margins.

Confronted with the growing crisis, the Federal Reserve led a coordinated global response by central banks and governments to restore confidence and functioning to the system. And while we’re encouraged that the Fed is committed to support the economy and financial markets, the inflation already evident in energy, food, health care, and education — many of the “must-have” segments of the economy — may constrain their ability to act.

In the financial markets, massive losses on subprime loans acted as a shock to the system — investors fled risky assets in favor of high quality securities. In the fixed income market, corporate bonds endured their worst year relative to Treasury securities in 25 years, and corporate and municipal high yield bonds suffered some of their most difficult months on record. Powered by gains on Treasury bonds, the Citigroup Broad Investment-Grade Bond Index was up 7.22% in 2007.

In stocks, investors rotated from value to growth-oriented shares in search of dependable, high quality growers with healthy balance sheets. In addition, value’s seven-year run of outperformance had been extended by cheap and ready capital used to finance leveraged buyouts, which evaporated along with investor appetite for risk. What’s more, large companies beat small — small-cap stocks saw earnings slow along with the economy, while large multinational companies benefited from the weaker dollar and having exposure to growing overseas economies. For all of 2007, the large-cap S&P 500® Stock Index returned 5.49%, compared with –0.30% for the S&P SmallCap 600, while the S&P MidCap 400 finished up 7.98%.

While global growth was generally healthy, European economies began to confront real estate bubbles of their own. With the U.S. lagging, the global economy is focused on China. A vital question for investors going forward will be whether or not China’s internal demand is enough to power growth in the face of a slowdown in exports. Investors in international equities appear to be betting that the answer is yes, as emerging market stocks were among the best-performing assets in 2007. For the full year, the MSCI EAFE Index, a measure of performance in developed markets, returned 11.63%, aided by a weaker dollar (foreign assets are worth more in dollar terms).

But while this is a challenging investment climate marked by volatility and risk aversion, it’s worth remembering that we’ve been here before — in the last ten years alone the markets have managed to recover from 9/11, a recession, the Iraq war, Internet stock bubble, Asian currency crisis, and meltdown of the hedge fund Long-Term Capital Management. The markets have shown us time and again that the period of maximum pain can also often be that of maximum opportunity. As a result, we are not advocating a defensive strategy that avoids troubled areas of the market. Rather, we believe it makes sense to take a steady, balanced approach that provides exposure to all the broad asset classes.

The lesson of 2007 is that risk and financial reward exist in close relation to one another. But the relationship is not linear — you have the opportunity to get more return for each unit of risk by diversifying across asset classes. With that in mind, we encourage you to work with your financial representative to review your investment goals and portfolio composition to consider how you might incorporate this broad, diversified approach into your investment program.

Mark G. Doll

President of Mason Street Advisors, LLC

Adviser to Northwestern Mutual Series Fund, Inc.

Northwestern Mutual Series Fund, Inc.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors, LLC, disclaims any responsibility to update these views.

Mason Street Advisors, LLC is a wholly owned subsidiary of the Northwestern Mutual Life Insurance Company.

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Income is a secondary objective.	Invest in well-established companies with above-average potential for earnings growth.	$748 million

Portfolio Overview

The Growth Stock Portfolio seeks long-term growth of capital with income as a secondary objective. The Portfolio seeks to achieve this objective by investing primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a “top down” approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management product outlook, global exposure, industry leadership position and financial characteristics.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap growth shares, such as those in which the Portfolio invests, generally performed well primarily, in our opinion, because investors gravitated to proven growers and firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while Energy and Information Technology, more growth-oriented sectors, did well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Growth Stock Portfolio returned 9.20% for all of 2007. By comparison, the S&P’s 500® Stock Index and Russell 1000 Growth Index returned 5.49% and 11.81%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio trailed the 12.84% average return of its Large-Cap Growth Funds peer group, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. We believe this underperformance relative to the peer group is because of the Portfolio’s holdings of reasonably priced growers, rather than pure growth and momentum names, which performed better in 2007.

Looking at the Portfolio’s absolute return, performance was led by holdings in the Information Technology and Energy sectors, while Consumer Discretionary and Financials stocks were detractors. In terms of the Portfolio’s performance relative to the Russell 1000 Growth Index, our stock picks among Materials and Energy shares contributed, while stock selection detracted from relative results in the Financials and Information Technology sectors.

Our stock selection was most effective in the Materials sector, behind an overweight position in Monsanto, an agricultural biotech firm. The stock benefited from surging demand for its more robust, genetically modified seeds; growing market share; and rising prices, all of which led to soaring profits. The market for its bio-engineered seeds is booming because of the increasing use of corn for ethanol, as well as rising population and nutritional standards around the world. Praxair was another key contributor in this sector, as the industrial gas supplier has been able to make price increases stick while also growing its book of business, raising its profit outlook going forward.

In Energy, the Portfolio benefited from its focus on companies with exposure to overseas firms with big capital spending and maintenance budgets. In the energy equipment and services space, leading contributors were Schlumberger, the biggest, best-run energy services name, and Diamond Offshore Drilling, an international deep-sea exploration firm.

Performance among the Portfolio’s Information Technology holdings was mixed. On the one hand, we benefited from a long-held overweight to Google, a leading contributor to performance in 2007. On the other hand, the sector was also home to our largest detractor — Ericsson. We viewed the stock as a play on the infrastructure side of the growing wireless business, benefiting from emerging market exposure. We liked the fact that the company had improved margins by cutting costs and was gaining share in this growing market. Unexpectedly, Ericsson reported disappointing top-line growth and a product mix tilted toward low-margin business.

Finally, our positioning in Financials detracted. We were overweight these companies early in the year, which hurt, though we did a good job avoiding the hardest-hit real estate investment trusts and thrifts and mortgage financers. Instead, we favored capital market names, which we thought would benefit from the volatility and volume of trading in financial markets. Unfortunately, our stock picks underperformed, led by investment bankers UBS and Lehman Brothers. We liked Lehman for its attractive relative valuation and stable book of fixed-income business. But it underperformed because of its exposure to losses on subprime debt and falling trading volumes in fixed income markets. Meanwhile, we liked UBS because a large portion of its business is high net worth asset management overseas, but the firm nonetheless had some exposure to losses through its mortgage and derivatives marketing arms.

Growth Stock Portfolio

Growth Stock Portfolio

Outlook

The economic backdrop remains challenging for companies in the U.S., which could limit stock returns going forward. That said, growth shares tend to perform best when economic growth is slowing and investors are willing to pay a premium for proven growers, as they did in 2007. In addition, larger companies tend to hold up better in those sorts of environments because they have many arms to their business and typically also exposure to growing overseas markets, which can support performance even when growth in the U.S. slows. In that sort of environment, we think high quality large-cap growth shares, such as those in which the Portfolio invests, have the potential to do well.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Growth Stock Portfolio	9.20%	10.33%	5.33%
Russell 1000 Growth Index*	11.81%	12.10%	3.83%
S&P 500 Index	5.49%	12.83%	5.91%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average	12.84%	12.41%	5.51%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

* The Russell 1000 Growth Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,022.60	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.17

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Stock Portfolio

Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (95.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.2%)
Abercrombie & Fitch Co. — Class A	80,500	6,438
Best Buy Co., Inc.	90,900	4,786
*Comcast Corp. — Class A	278,550	5,086
Fortune Brands, Inc.	21,800	1,577
International Game Technology	162,200	7,125
J.C. Penney Co., Inc.	86,000	3,783
Johnson Controls, Inc.	251,400	9,061
*Kohl’s Corp.	128,500	5,885
The McGraw-Hill Companies, Inc.	129,200	5,660
*MGM Mirage	62,800	5,276
News Corp. — Class A	353,600	7,246
NIKE, Inc. — Class B	116,000	7,453
Omnicom Group, Inc.	137,200	6,521
Starwood Hotels & Resorts Worldwide, Inc.	57,900	2,549
Target Corp.	107,500	5,375

Total		83,821

Consumer Staples (9.2%)
Altria Group, Inc.	135,500	10,241
Avon Products, Inc.	236,000	9,329
CVS Caremark Corp.	309,129	12,288
*Hansen Natural Corp.	196,600	8,707
PepsiCo, Inc.	173,800	13,192
The Procter & Gamble Co.	131,900	9,684
Wal-Mart Stores, Inc.	118,300	5,623

Total		69,064

Energy (8.6%)
Baker Hughes, Inc.	80,800	6,553
Diamond Offshore Drilling, Inc.	60,400	8,577
EOG Resources, Inc.	49,900	4,454
Exxon Mobil Corp.	99,734	9,344
Halliburton Co.	90,400	3,427
Marathon Oil Corp.	83,400	5,076
*National-Oilwell Varco, Inc.	75,900	5,576
Schlumberger, Ltd.	106,500	10,475
Valero Energy Corp.	69,800	4,888
XTO Energy, Inc.	114,250	5,868

Total		64,238

Financials (6.5%)
American Express Co.	118,900	6,185
CME Group, Inc.	10,300	7,066
The Goldman Sachs Group, Inc.	40,000	8,603
Lehman Brothers Holdings, Inc.	95,100	6,223
NYSE Euronext, Inc.	49,900	4,380
Prudential Financial, Inc.	77,100	7,173
State Street Corp.	49,300	4,003
UBS AG	113,000	5,198

Total		48,831

Common Stocks (95.4%)	Shares/ $ Par	Value $ (000’s)

Health Care (15.1%)
Abbott Laboratories	135,500	7,608
Baxter International, Inc.	135,600	7,872
*Celgene Corp.	148,000	6,839
*Genzyme Corp.	81,600	6,074
*Gilead Sciences, Inc.	264,800	12,184
*Hospira, Inc.	145,400	6,200
Johnson & Johnson	132,200	8,818
Medtronic, Inc.	56,200	2,825
Merck & Co., Inc.	204,800	11,902
Novartis AG, ADR	147,600	8,016
Shire PLC, ADR	52,900	3,647
*St. Jude Medical, Inc.	191,300	7,774
*Thermo Fisher Scientific, Inc.	189,600	10,936
UnitedHealth Group, Inc.	111,000	6,460
Wyeth	134,100	5,926

Total		113,081

Industrials (11.6%)
The Boeing Co.	72,668	6,356
Danaher Corp.	129,600	11,371
FedEx Corp.	53,900	4,806
General Electric Co.	331,300	12,281
Honeywell International, Inc.	199,500	12,283
Norfolk Southern Corp.	106,600	5,377
Roper Industries, Inc.	65,600	4,103
*Spirit AeroSystems Holdings, Inc. — Class A	215,800	7,445
Textron, Inc.	138,000	9,839
United Technologies Corp.	167,500	12,821

Total		86,682

Information Technology (28.1%)
Accenture, Ltd. — Class A	189,611	6,832
*Adobe Systems, Inc.	106,700	4,559
*Amdocs, Ltd.	103,200	3,557
*Apple, Inc.	82,800	16,401
*Autodesk, Inc.	99,000	4,926
*Broadcom Corp. — Class A	263,050	6,876
*Cisco Systems, Inc.	495,500	13,413
Corning, Inc.	356,100	8,543
*eBay, Inc.	248,200	8,238
*Electronic Arts, Inc.	130,300	7,611
*EMC Corp.	187,000	3,465
*First Solar, Inc.	2,900	775
*Google, Inc. — Class A	37,842	26,166
Hewlett-Packard Co.	260,500	13,150
Intel Corp.	564,200	15,042
International Business Machines Corp.	69,800	7,545
Maxim Integrated Products, Inc.	211,300	5,595
Microsoft Corp.	625,800	22,278
*Oracle Corp.	455,000	10,274
QUALCOMM, Inc.	177,400	6,981
*Research In Motion, Ltd.	43,900	4,978

Common Stocks (95.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*SunPower Corp. — Class A	5,700	743
Telefonaktiebolaget LM Ericsson, ADR	198,700	4,640
Texas Instruments, Inc.	169,400	5,658
*Yahoo!, Inc.	105,410	2,452

Total		210,698

Materials (3.7%)
Monsanto Co.	156,400	17,469
Praxair, Inc.	113,600	10,077

Total		27,546

Telecommunication Services (1.4%)
*American Tower Corp. — Class A	84,200	3,587
*NII Holdings, Inc.	141,400	6,832

Total		10,419

Total Common Stocks (Cost: $570,317)		714,380

Money Market Investments (4.5%)

Autos (2.0%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	15,000,000	14,978

Total		14,978

Federal Government & Agencies (0.2%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,700,000	1,689

Total		1,689

Finance Services (2.1%)
Rabobank Financial Corp., 3.74%, 1/2/08	15,000,000	14,998

Total		14,998

Miscellaneous Business Credit Institutions (0.2%)
General Electric Capital Corp., 3.25%, 1/2/08	1,700,000	1,700

Total		1,700

Total Money Market Investments (Cost: $33,364)		33,365

Total Investments (99.9%) (Cost $603,681)(a)		747,745

Other Assets, Less Liabilities (0.1%)		584

Net Assets (100.0%)		748,329

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Growth Stock Portfolio

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $603,703 and the net unrealized appreciation of investments based on that cost was $144,042 which is comprised of $161,857 aggregate gross unrealized appreciation and $17,817 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	24	3/08	$14
(Total Notional Value at December 31, 2007, $8,850)

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Janus Capital Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$230 million

Portfolio Overview

The Janus Capital Appreciation Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential; the main emphasis is on large capitalization stocks. Although the Portfolio is diversified, it may hold larger positions in a smaller number of companies than more diversified funds. The Portfolio is managed using a bottom-up approach, which means that the holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap shares, such as those in which the Portfolio invests, held up better than small company stocks as investors gravitated to large firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while Energy and Information Technology, more growth-oriented sectors, did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

For the twelve months ended December 31, 2007, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of 26.84%, which compared favorably to the 11.81% return of the benchmark. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Large-Cap Growth Funds, was 12.84% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

Within the Portfolio, holdings within the Information Technology and Materials sectors drove outperformance during the period. Select Energy names also aided returns. In terms of detractors, certain Financials holdings were the main laggards. Some Consumer Discretionary picks also weighed on performance.

Within technology, Apple was the top contributor to performance during the period. Our thesis of steady market sales gains in the core desktop and laptop division continued to play out, as the iPod and iPhone introduced the Apple lifestyle to consumers, which continued to drive higher Apple computer sales. Apple ended the year strongly in the fourth quarter, as the market likely anticipated that the company would report stronger-than-expected profits from holiday sales. We added to the position and remain constructive on the outlook for the company.

Within Materials, Canadian-based fertilizer producer Potash Corp. moved ahead in the year, as our investment thesis of increased demand and reduced supply continued to manifest itself. Looking into next year, we believe that supply will remain tight, which will likely force prices higher for this key ingredient. Importantly, our earnings estimates remain well above Wall Street. We added to the position based on our continued positive outlook for the company.

Within Consumer Discretionary, JC Penney declined during the time period. The retailer gave up ground on concerns about a slowdown in consumer spending and soft comparable store sales trends. Despite the pullback, we remain constructive on the name, viewing the company as the best-positioned, moderately priced department store in the country.

Within Financials, Bear Stearns declined during the time period, as it was weighed down by sub-prime concerns and the bailout of two hedge funds that had mortgage exposure. While this event helped to illustrate investor fears about leverage in the system, we added to the position on weakness based on our view of the stock’s valuation.

Manager Change

After 14 years with Janus and more than ten helming related concentrated growth mandates, manager Scott Schoelzel retired from the firm as of December 31, 2007. Schoelzel is succeeded by Ron Sachs, who formerly managed Janus Orion Fund and related portfolios. Sachs joined Janus in 1996 and managed Janus Orion Fund since its inception in June 2000. Like Schoelzel, Sachs specializes in running focused growth portfolios, owning what he believes are the best growth companies with the most attractive risk-reward profiles.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Outlook

Because of the anxiety created around the subprime issues and lack of liquidity, economic growth could moderate for the next few quarters. While the U.S. economy has its challenges, the rest of the world seems to be embracing the fruits of capitalism and growing at an attractive rate.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large capitalization markets.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	Since Inception*
Janus Capital Appreciation Portfolio	26.84%	18.78%
Russell 1000 Growth Index**	11.81%	11.56%
S&P 500 Index	5.49%	12.67%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average	12.84%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 1000 Growth Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

The Portfolio may hold fewer securities than other diversified portfolios because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,155.50	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.10

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (89.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.9%)
Abercrombie & Fitch Co. — Class A	80,235	6,416
Boyd Gaming Corp.	115,470	3,934
J.C. Penney Co., Inc.	105,060	4,622
Sony Corp., ADR	18,770	1,019

Total		15,991

Consumer Staples (2.4%)
Bunge, Ltd.	47,840	5,569

Total		5,569

Energy (22.7%)
Apache Corp.	30,860	3,319
ConocoPhillips	143,035	12,630
*Continental Resources, Inc.	290,550	7,592
EOG Resources, Inc.	34,960	3,120
Hess Corp.	100,750	10,162
Occidental Petroleum Corp.	56,735	4,368
Suncor Energy, Inc.	74,540	8,105
Valero Energy Corp.	43,955	3,078

Total		52,374

Financials (9.3%)
The Bear Stearns Companies, Inc.	30,650	2,705
The Goldman Sachs Group, Inc.	44,420	9,552
Lehman Brothers Holdings, Inc.	36,365	2,380
Merrill Lynch & Co., Inc.	48,620	2,610
Wells Fargo & Co.	140,470	4,241

Total		21,488

Health Care (12.0%)
Alcon, Inc.	35,835	5,126
*Celgene Corp.	220,745	10,200
*Genentech, Inc.	38,255	2,566
*Gilead Sciences, Inc.	211,475	9,730

Total		27,622

Industrials (3.0%)
Precision Castparts Corp.	50,155	6,956

Total		6,956

Information Technology (21.2%)
*Akamai Technologies, Inc.	61,833	2,139
*Apple, Inc.	125,675	24,895
*Electronic Arts, Inc.	41,860	2,445
*Google, Inc. — Class A	13,820	9,556
*Research In Motion, Ltd.	86,845	9,848

Total		48,883

Materials (11.3%)
Monsanto Co.	72,395	8,086
Potash Corp. of Saskatchewan, Inc.	124,095	17,865

Total		25,951

Common Stocks (89.9%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (1.1%)
*Time Warner Telecom, Inc. — Class A	119,320	2,421

Total		2,421

Total Common Stocks (Cost: $146,582)		207,255

Money Market Investments (9.9%)

Autos (0.5%)
Fcar Owner Trust I, 6.00%, 1/22/08	1,200,000	1,196

Total		1,196

Federal Government & Agencies (7.4%)
Federal Home Loan Bank, 3.15%, 1/2/08	1,400,000	1,400
Federal Home Loan Bank, 4.26%, 1/25/08	7,000,000	6,980
Federal Home Loan Bank, 4.30%, 1/9/08	8,400,000	8,391

Total		16,771

Finance Lessors (1.0%)
Ranger Funding Co. LLC, 5.65%, 1/11/08	1,200,000	1,198
Windmill Funding Corp., 5.70%, 1/14/08	1,200,000	1,198

Total		2,396

Finance Services (0.5%)
Rabobank Financial Corp., 3.74%, 1/2/08	1,200,000	1,200

Total		1,200

Short Term Business Credit (0.5%)
Sheffield Receivables, 5.90%, 1/11/08	1,200,000	1,198

Total		1,198

Total Money Market Investments (Cost: $22,761)		22,761

Total Investments (99.8%) (Cost $169,343)(a)		230,016

Other Assets, Less Liabilities (0.2%)		421

Net Assets (100.0%)		230,437

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $169,986 and the net unrealized appreciation of investments based on that cost was $60,030 which is comprised of $67,338 aggregate gross unrealized appreciation and $7,308 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Janus Capital Appreciation Portfolio

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in large, high quality companies with long-term growth potential.	$557 million

Portfolio Overview

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their high quality and growth potential. The Portfolio’s holdings will consist primarily of equity securities of large companies that may include both “growth” and “value” stocks. The Portfolio’s strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500® Index. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio’s manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500® Index to seek to enhance the Portfolio’s total return or reduce fluctuations in market value relative to the S&P 500® Index.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap shares, such as those in which the Portfolio invests, held up better than small company stocks as investors gravitated to large firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while Energy and Information Technology, more growth-oriented sectors, did well. For all of 2007, returns for large-, medium-, and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Large Cap Core Stock Portfolio returned 9.12% for all of 2007, outperforming the 5.49% return of its benchmark, the S&P’s 500® Stock Index. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio also outperformed the 5.78% average return of its Large-Cap Core Funds peer group, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Looking at the Portfolio’s absolute return, performance was driven by holdings in the Energy, Industrials, Materials, and Information Technology sectors. Financials detracted most from absolute results. In terms of the Portfolio’s outperformance of its benchmark, positioning among Financials, Materials, and Industrials shares were key sources of strength. Telecommunication Services shares were the leading detractors from relative results.

Positioning in the Financials sector was the main contributor to the Portfolio’s outperformance of the Index. We were underweight in this, the poorest-performing sector in the Index, all year. Within the sector, we were underweight the troubled real estate investment trusts, thrifts, diversified financial services firms, and commercial banks. A good example was our underweight to Citigroup, the financial services giant that recognized billions of dollars in losses on bad loans in recent months, making the stock one of the largest factors in our outperformance of the benchmark.

Instead, we favored capital market-related shares such as exchanges and custody banks — firms that derive their revenues from fees rather than lending and that were positioned to benefit from the volume and volatility of trading in the financial markets. Good examples are CME Group — a derivatives trader that reported good numbers and market share gains — and State Street Bank, a leading custody bank and institutional asset manager that consistently beat earnings estimates.

Our stock selection was also effective in the Materials sector, behind an overweight position in Monsanto, an agricultural biotech firm. The stock benefited from surging demand for its more robust, genetically modified seeds; growing market share; and rising prices, all of which led to soaring profits. The market for its bio-engineered seeds boomed because of the increasing use of corn for ethanol, as well as rising population and nutritional standards around the world. Praxair was another key contributor in this sector, as the industrial gas supplier had been able to make price increases stick while also growing its book of business, raising its profit outlook going forward.

That said, the Portfolio’s return would have been even better relative to the Index but for positioning among Telecommunication Services and Energy shares. In Energy, we were sensitive to valuations, which looked rich to us; as a result, we were underweight the sector all year, limiting relative return.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

In Telecommunication Services, the leading detractor was wireless provider NII Holdings, which markets the Nextel brand in Latin America. We had an overweight position in this stock because we liked its history of solid revenue and earnings growth. But its history of success and high price-earnings ratio left it vulnerable to a let down, which came in the form of subscriber growth that failed to meet lofty expectations. We remain positive on the stock and added on weakness.

Outlook

The economic and investing backdrop looks challenging heading into 2008. But for long-term, patient investors, dislocations in the market can present tremendous investment opportunities. One area we’re beginning to look at carefully is Financials. We think there’s likely more pain coming in the form of write-offs for bad loans, but we’re beginning to consider strategic opportunities to add to our position, which remained below the Financials weighting of the Index as of December 31. Elsewhere, we’re looking for opportunities to bring up our Energy weighting closer to neutral relative to the benchmark. In addition, we remained overweight in Health Care and Information Technology shares, where we see some compelling growth opportunities.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	9.12%	12.10%	3.74%
S&P 500 Index	5.49%	12.83%	5.91%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average	5.78%	12.23%	5.18%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,020.10	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.22

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.8%)
Abercrombie & Fitch Co. — Class A	13,200	1,056
Best Buy Co., Inc.	67,200	3,538
*Comcast Corp. — Class A	184,700	3,373
International Game Technology	116,600	5,122
J.C. Penney Co., Inc.	63,300	2,785
Johnson Controls, Inc.	177,900	6,411
*Kohl’s Corp.	30,700	1,406
*MGM Mirage	46,500	3,907
News Corp. — Class A	291,400	5,970
NIKE, Inc. — Class B	60,800	3,906
Omnicom Group, Inc.	100,800	4,791
Starwood Hotels & Resorts Worldwide, Inc.	61,200	2,695
Target Corp.	79,100	3,955

Total		48,915

Consumer Staples (9.0%)
Altria Group, Inc.	96,000	7,256
Avon Products, Inc.	170,300	6,732
CVS Caremark Corp.	225,222	8,953
*Hansen Natural Corp.	106,600	4,721
Loews Corp. — Carolina Group	56,200	4,794
PepsiCo, Inc.	95,800	7,271
The Procter & Gamble Co.	140,662	10,327

Total		50,054

Energy (11.5%)
Baker Hughes, Inc.	43,200	3,504
ConocoPhillips	54,888	4,847
Diamond Offshore Drilling, Inc.	44,600	6,333
EOG Resources, Inc.	37,800	3,374
Exxon Mobil Corp.	215,300	20,170
Halliburton Co.	67,100	2,544
Marathon Oil Corp.	62,000	3,773
*National-Oilwell Varco, Inc.	56,000	4,114
Schlumberger, Ltd.	76,700	7,545
Valero Energy Corp.	51,900	3,635
XTO Energy, Inc.	82,250	4,224

Total		64,063

Financials (13.5%)
American Express Co.	88,500	4,604
American International Group, Inc.	57,732	3,366
Bank of America Corp.	186,400	7,691
Citigroup, Inc.	129,600	3,815
CME Group, Inc.	7,600	5,214
Freddie Mac	136,300	4,644
Genworth Financial, Inc.	52,900	1,346
The Goldman Sachs Group, Inc.	29,200	6,279
JPMorgan Chase & Co.	153,296	6,691
Lehman Brothers Holdings, Inc.	74,200	4,856

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Prudential Financial, Inc.	87,100	8,103
State Street Corp.	77,500	6,293
The Travelers Companies, Inc.	107,800	5,800
UBS AG	48,200	2,217
Wells Fargo & Co.	140,900	4,254

Total		75,173

Health Care (13.1%)
Abbott Laboratories	98,700	5,542
Baxter International, Inc.	102,300	5,939
Bristol-Myers Squibb Co.	84,700	2,246
Cardinal Health, Inc.	58,800	3,396
*Celgene Corp.	128,300	5,929
*Express Scripts, Inc.	49,900	3,643
*Genzyme Corp.	42,700	3,179
*Gilead Sciences, Inc.	175,300	8,066
*Hospira, Inc.	105,000	4,477
Johnson & Johnson	74,400	4,962
Merck & Co., Inc.	152,400	8,855
Shire PLC, ADR	40,000	2,758
*St. Jude Medical, Inc.	143,500	5,832
*Thermo Fisher Scientific, Inc.	141,400	8,155

Total		72,979

Industrials (11.6%)
The Boeing Co.	61,383	5,369
Danaher Corp.	61,600	5,405
General Electric Co.	422,900	15,677
Honeywell International, Inc.	144,190	8,878
Norfolk Southern Corp.	79,600	4,015
Roper Industries, Inc.	49,000	3,064
*Spirit AeroSystems Holdings, Inc. — Class A	112,600	3,885
Textron, Inc.	124,800	8,898
United Technologies Corp.	120,400	9,215

Total		64,406

Information Technology (19.9%)
Accenture, Ltd. — Class A	70,100	2,526
*Adobe Systems, Inc.	92,600	3,957
*Apple, Inc.	50,000	9,903
*Autodesk, Inc.	71,500	3,558
*Broadcom Corp. — Class A	233,550	6,105
*Cisco Systems, Inc.	285,700	7,734
Corning, Inc.	264,900	6,355
*Electronic Arts, Inc.	98,300	5,742
*EMC Corp.	140,400	2,602
*First Solar, Inc.	2,100	561
*Google, Inc. — Class A	13,600	9,404
Hewlett-Packard Co.	193,100	9,748
Intel Corp.	284,200	7,577
International Business Machines Corp.	50,500	5,459

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Maxim Integrated Products, Inc.	129,200	3,421
Microsoft Corp.	351,700	12,520
*Oracle Corp.	336,000	7,587
QUALCOMM, Inc.	67,100	2,640
*SunPower Corp. — Class A	4,200	548
Texas Instruments, Inc.	84,600	2,826

Total		110,773

Materials (3.3%)
Monsanto Co.	111,100	12,409
Praxair, Inc.	69,800	6,192

Total		18,601

Other Holdings (0.6%)
Financial Select Sector SPDR Fund	120,500	3,486

Total		3,486

Telecommunication Services (2.3%)
*American Tower Corp. — Class A	62,600	2,667
AT&T, Inc.	164,000	6,816
*NII Holdings, Inc.	72,600	3,508

Total		12,991

Utilities (1.3%)
Exelon Corp.	87,900	7,176

Total		7,176

Total Common Stocks (Cost: $418,364)		528,617

Money Market Investments (4.8%)

Autos (1.8%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	10,000,000	9,985

Total		9,985

Federal Government & Agencies (0.3%)
(b)Federal Home Loan Bank, 4.16%, 2/28/08	1,500,000	1,490

Total		1,490

Finance Services (1.7%)
Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		9,999

Miscellaneous Business Credit Institutions (1.0%)
Park avenue Receivables, 4.25%, 1/2/08	5,300,000	5,299

Total		5,299

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Money Market Investments (4.8%)	Shares/ $ Par	Value $ (000’s)

Total Money Market Investments (Cost: $26,773)		26,773

Total Investments (99.7%) (Cost $445,137)(a)		555,390

Other Assets, Less Liabilities (0.3%)		1,505

Net Assets (100.0%)		556,895

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $445,878 and the net unrealized appreciation of investments based on that cost was $109,512 which is comprised of $127,546 aggregate gross unrealized appreciation and $18,034 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	30	3/08	$59
(Total Notional Value at December 31, 2007, $11,020)

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Capital Guardian Large Cap Blend Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity and equity-related securities of large U.S. companies.	$35 million

Portfolio Overview

The Capital Guardian Large Cap Blend Portfolio objectives are long-term growth of capital and income. The Portfolio seeks to meet these objectives by investing at least 80% of its net assets (plus any borrowing for investment purposes), in equity and equity-related securities of U.S. large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Portfolio’s benchmark, the S&P 500® Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap shares, such as those in which the Portfolio invests, held up better than small company stocks as investors gravitated to large firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while more growth-oriented energy and information technology did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

From the Portfolio’s April 30, 2007 inception to December 31, 2007, the Capital Guardian Large Cap Blend Portfolio returned –6.52%. By comparison, the S&P 500® Stock Index returned 0.38%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.)

The Portfolio’s underperformance compared to the S&P 500® Index can be attributed largely to stock selection in the Financials and Information Technology sectors. Our stock selection worked best in the Materials, Consumer Discretionary, and Industrials sectors.

In Financials, we had significant exposures to insurance, banks, and thrifts and mortgage finance companies. The sector was home to the largest detractor from performance — an overweight position in Washington Mutual. We viewed this as a well-run, attractively valued company with a good book of business as one of the nation’s leading home lenders. Unfortunately, the market sold this and other lenders aggressively regardless of company fundamentals after troubled lender Countrywide Financial — a company whose stock we did not own — warned of mounting losses in its mortgage portfolio. Our holdings in the insurance industry also detracted from performance, as some of our bond insurers came under pressure because of exposure to losses on mortgage-related debt.

Information Technology was the other notable detractor, as we held some cyclical names that declined along with the outlook for economic growth. Jabil Circuit is a good example. It’s a world leader in contract electronic manufacturing with exposure not only to the U.S. but also to growing international markets. Despite its underperformance on the year, we still believe Jabil is a well-run company carrying a very attractive valuation that we’re continuing to hold.

At the other end of the spectrum, our stock selection was most effective in the Materials sector, the leading contributors to relative results. The leading stock here was Potash Corporation of Saskatchewan. Rising global nutritional standards have increased demand for potash which is used in fertilizer. But while demand rose, supply disruptions elsewhere limited availability and boosted prices, increasing Potash Corporation’s profits.

Industrial shares were also key contributors to relative results, led by global construction and engineering firm Fluor. The company benefited from global growth and development, as profits surged in its oil and gas and power plan construction businesses.

In addition, some of our largest contributions to return came from stocks in the Energy sector, helped by an overweight position in oilfield services firm Schlumberger. We believe the entire energy complex underspent on infrastructure for much of the last 20 years, presenting select service companies with a tremendous long-term growth opportunity.

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Outlook

We believe we’re nearing the bottom of the credit cycle and are encouraged that the Federal Reserve has stepped in to attempt to put the economy and markets back on their feet again. As a result, we view this downturn as an opportunity to build positions in high-quality companies trading at very attractive valuations. Indeed, the current period reminds us of 2002, when there were questions about solvency for some financial institutions and massive dislocations in the market. The lesson then was that adhering to a disciplined, value-oriented process with a long-term perspective provides an opportunity to generate performance over time. Of course past performance cannot guarantee future results, but that experience strengthens our conviction that periods of financial turmoil can set the stage for performance going forward given a normalization in financial markets and return to steady growth.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
Capital Guardian Large Cap Blend Portfolio	-6.52%
S&P 500 Index	0.38%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$923.80	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.35

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.2%)
Best Buy Co., Inc.	7,500	395
Carnival Corp.	800	36
CBS Corp. — Class B	5,100	139
*Coach, Inc.	1,400	43
*Comcast Corp. — Class A	2,700	49
*Ford Motor Co.	45,000	303
Fortune Brands, Inc.	400	29
Gannett Co., Inc.	2,100	82
*Hanesbrands, Inc.	5,600	152
The Home Depot, Inc.	3,100	84
*Jarden Corp.	2,000	47
Johnson Controls, Inc.	2,700	97
*Las Vegas Sands Corp.	2,000	206
Lennar Corp. — Class A	3,200	57
Lowe’s Companies, Inc.	21,200	480
McDonald’s Corp.	1,200	71
Nordstrom, Inc.	2,000	73
Omnicom Group, Inc.	1,200	57
*Starbucks Corp.	3,400	70
Starwood Hotels & Resorts Worldwide, Inc.	1,000	44
Target Corp.	13,000	650
*Time Warner Cable, Inc. — Class A	3,300	91
Time Warner, Inc.	5,700	94
*Urban Outfitters, Inc.	5,400	147
Viacom, Inc. — Class B	1,400	61
WABCO Holdings, Inc.	900	45
The Walt Disney Co.	9,100	294

Total		3,896

Consumer Staples (6.9%)
Altria Group, Inc.	5,400	408
Anheuser-Busch Companies, Inc.	1,300	68
Avon Products, Inc.	1,600	63
*Bare Escentuals, Inc.	2,600	63
Campbell Soup Co.	3,100	111
The Coca-Cola Co.	3,100	190
Costco Wholesale Corp.	1,900	133
*Energizer Holdings, Inc.	700	78
General Mills, Inc.	800	46
Kraft Foods, Inc. — Class A	12,200	398
PepsiCo, Inc.	5,600	425
Sara Lee Corp.	17,500	281
Unilever NV	3,900	142

Total		2,406

Energy (7.4%)
Anadarko Petroleum Corp.	1,000	66
Arch Coal, Inc.	2,100	94
Baker Hughes, Inc.	2,200	178
BJ Services Co.	8,700	211
Chevron Corp.	1,300	121
ConocoPhillips	1,900	168
EOG Resources, Inc.	600	54
Exxon Mobil Corp.	2,200	206

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Peabody Energy Corp.	2,100	129
Royal Dutch Shell PLC, ADR — Class A	7,200	607
Schlumberger, Ltd.	5,000	492
*Weatherford International, Ltd.	3,700	254

Total		2,580

Financials (18.1%)
AFLAC, Inc.	1,300	81
Ambac Financial Group, Inc.	6,400	165
American Capital Strategies, Ltd.	2,400	79
American International Group, Inc.	8,500	496
*AmeriCredit Corp.	3,700	47
*Berkshire Hathaway, Inc. — Class A	3	425
Capital One Financial Corp.	2,000	95
Douglas Emmett, Inc.	1,600	36
Fannie Mae	7,100	284
Fifth Third Bancorp	3,900	98
Freddie Mac	7,100	242
General Growth Properties, Inc.	800	33
The Goldman Sachs Group, Inc.	2,600	559
Host Hotels & Resorts, Inc.	900	15
Hudson City Bancorp, Inc.	13,300	200
IndyMac Bancorp, Inc.	7,700	46
JPMorgan Chase & Co.	19,300	841
Lehman Brothers Holdings, Inc.	4,900	321
Marsh & McLennan Companies, Inc.	7,500	199
MBIA, Inc.	8,500	158
Merrill Lynch & Co., Inc.	500	27
Moody’s Corp.	2,700	96
The Progressive Corp.	3,400	65
SLM Corp.	12,300	248
SunTrust Banks, Inc.	2,300	144
Wachovia Corp.	18,600	707
Washington Mutual, Inc.	17,300	235
Wells Fargo & Co.	9,300	281
XL Capital, Ltd. — Class A	2,000	101

Total		6,324

Health Care (14.6%)
Abbott Laboratories	2,600	146
Allergan, Inc.	4,300	276
AstraZeneca PLC, ADR	6,900	295
Baxter International, Inc.	7,100	412
Bristol-Myers Squibb Co.	7,800	207
*Cerner Corp.	2,100	118
*DaVita, Inc.	2,600	147
*Forest Laboratories, Inc.	9,300	339
*Genentech, Inc.	10,800	724

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*ImClone Systems, Inc.	5,900	254
Medtronic, Inc.	6,100	307
*Millennium Pharmaceuticals, Inc.	8,000	120
Pfizer, Inc.	9,200	209
Sanofi-Aventis, ADR	5,400	246
*Sepracor, Inc.	6,000	158
Teva Pharmaceutical Industries, Ltd., ADR	3,200	149
UnitedHealth Group, Inc.	15,500	902
Wyeth	2,200	97

Total		5,106

Industrials (9.8%)
The Boeing Co.	3,400	297
Caterpillar, Inc.	1,000	73
Cooper Industries, Ltd. — Class A	1,300	69
Danaher Corp.	2,300	202
Emerson Electric Co.	1,400	79
FedEx Corp.	1,700	152
Fluor Corp.	3,000	437
General Electric Co.	21,000	779
Illinois Tool Works, Inc.	5,100	273
*Monster Worldwide, Inc.	1,600	52
*Owens Corning, Inc.	800	16
Siemens AG, ADR	600	94
Southwest Airlines Co.	6,700	82
Tyco International, Ltd.	1,500	59
United Parcel Service, Inc. — Class B	6,800	481
United Technologies Corp.	3,700	283

Total		3,428

Information Technology (20.8%)
*Affiliated Computer Services, Inc. — Class A	1,500	68
*Agilent Technologies, Inc.	3,000	110
Altera Corp.	11,700	226
Applied Materials, Inc.	24,600	437
*ASML Holding N.V.	1,244	39
*Brocade Communications Systems, Inc.	16,700	123
*Ciena Corp.	1,900	65
*Cisco Systems, Inc.	19,300	521
*Cognizant Technology Solutions Corp. — Class A	1,400	48
Corning, Inc.	5,300	127
*Dell, Inc.	6,300	154
*eBay, Inc.	15,900	527
*Flextronics International, Ltd.	9,500	115
*Google, Inc. — Class A	1,300	898
Hewlett-Packard Co.	1,800	91
Intel Corp.	6,700	179
Jabil Circuit, Inc.	13,200	202
KLA-Tencor Corp.	6,300	303
*Lam Research Corp.	1,600	69

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Linear Technology Corp.	3,400	108
*Micron Technology, Inc.	33,900	246
Microsoft Corp.	14,400	513
*Network Appliance, Inc.	1,000	25
*Oracle Corp.	4,400	99
Paychex, Inc.	2,300	83
*Polycom, Inc.	2,800	78
*Qimonda AG, ADR	7,400	53
QUALCOMM, Inc.	10,400	409
*SanDisk Corp.	13,900	461
SAP AG, ADR	1,600	82
Seagate Technology	6,900	176
*Silicon Laboratories, Inc.	1,200	45
*Sun Microsystems, Inc.	4,125	75
*Symantec Corp.	3,800	61
*VeriFone Holdings, Inc.	4,100	95
Xilinx, Inc.	2,500	55
*Yahoo!, Inc.	13,400	312

Total		7,278

Materials (4.2%)
Allegheny Technologies, Inc.	500	43
Barrick Gold Corp.	11,500	484
Cleveland-Cliffs, Inc.	400	40
Freeport-McMoRan Copper & Gold, Inc.	1,100	113
Monsanto Co.	1,600	179
Newmont Mining Corp.	1,800	88
Potash Corp. of Saskatchewan, Inc.	3,100	446
Vulcan Materials Co.	1,000	79

Total		1,472

Other Holdings (1.0%)
SPDR Trust Series 1	2,500	366

Total		366

Telecommunication Services (2.4%)
*American Tower Corp. — Class A	3,300	141
AT&T, Inc.	8,500	352
*Level 3 Communications, Inc.	27,500	84
*Time Warner Telecom, Inc. — Class A	12,300	250

Total		827

Utilities (1.6%)
*The AES Corp.	3,300	71
Allegheny Energy, Inc.	1,100	70
CMS Energy Corp.	3,400	59
Edison International	3,400	182
MDU Resources Group, Inc.	1,600	44
Pinnacle West Capital Corp.	3,000	127

Total		553

Total Common Stocks (Cost: $36,554)		34,236

Preferred Stocks (0.7%)	Shares/ $ Par	Value $ (000’s)

Federal Savings Institutions (0.4%)
Washington Mutual, Inc. CV PFD Ser R 7.75% Non Cum Perp.	170	146

Total		146

Financials (0.1%)
SLM Corp., 7.25%	20	21

Total		21

Pharmaceutical Preparations (0.2%)
Schering-Plough Corp., 6.00%, 8/13/10	300	73

Total		73

Total Preferred Stocks (Cost: $266)		240

Money Market Investments (1.4%)

Finance Services (1.4%)
Rabobank Financial Corp., 3.74%, 1/2/08	500,000	500

Total Money Market Investments (Cost: $500)		500

Total Investments (100.1%) (Cost $37,320)(a)		34,976

Other Assets, Less Liabilities (-0.1%)		(41)

Net Assets (100.0%)		34,935

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $37,483 and the net unrealized depreciation of investments based on that cost was $2,507 which is comprised of $1,957 aggregate gross unrealized appreciation and $4,464 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Large Cap Blend Portfolio

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P’s 500® Composite Stock Price Index.	Invest in stocks included in the S&P 500® Index while maintaining sector proportions in the Portfolio equal to the Index.	$2.1 billion

Portfolio Overview

The Index 500 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Portfolio’s strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio invests in stocks included in the S&P 500® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in amounts approximating the cash held in the Index.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Mirroring the volatility in the market, returns for the sectors making up the S&P 500® Index varied widely. The best-performing sector was Energy, up 35%, as the big, integrated oil producers enjoyed another year of record profits. Next best was Materials’ 22% increase, behind gains in chemicals and metals and mining concerns. Similarly, Industrials were up 14%, with performance driven by stocks in the construction and engineering, machinery, and electrical equipment industries.

Safe-haven Utilities and Consumer Staples also performed well, rising 19% and 17%, respectively. Other sectors that enjoyed positive returns were Telecommunication Services (up 11%) and Health Care (up 7%). Information Technology’s 17% gain deserves special mention, as these traditionally growth-oriented shares benefited from investors seeking proven growers as the economy slowed.

At the other end of the spectrum, Financials stocks declined 19% as the stain of the subprime meltdown spread from lenders to the investment banks that packaged the loans into marketable securities and then to the insurers that backed the deals. Tighter credit coupled with falling home values and consumer confidence weighed on spending, meaning negative returns for Consumer Discretionary shares (down 13%).

Portfolio Performance

For the year ended December 31, 2007, the Portfolio had a total return of 5.43%, compared with 5.49% for the S&P 500® Index. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 500® Index due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, S&P 500® Index Objective Funds, was 5.12%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

As we seek to track the performance and weightings of stocks in the S&P 500® Index, we make changes in the Portfolio’s holdings as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2007, 33 companies were added to the Index, with a like number eliminated during the year. We try to make these adjustments in the Portfolio in a way that minimizes the cost and market impact of our trading. For example, it is typical for stocks to rise temporarily when they are initially added to the Index as funds adjust their portfolios to reflect the new benchmark. We attempt to add these names to the Portfolio in a more efficient, cost-effective way by incorporating them after this temporary price increase subsides.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Outlook

Looking ahead to 2008, the environment for equities appears challenging as we enter a period of decelerating economic growth. That said, slower growth has typically favored large-cap shares, such as those making up the Index 500 Stock Portfolio, relative to small- and medium-sized companies. That’s because larger firms tend to have more lines of business and levers to pull to maintain profitability. They also are typically more geographically diversified, giving them exposure to growing overseas economies. But regardless of market direction or preference for growth or value shares in the short run, one compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both styles of investing.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	5.43%	12.66%	5.88%
S&P 500 Index	5.49%	12.83%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	5.12%	12.39%	5.59%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500”, “Standard & Poor’s 500”, S&P SmallCap 600 and Standard & Poor’s SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$985.60	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	$1.04

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.3%)
Abercrombie & Fitch Co. — Class A	13,800	1,104
*Amazon.com, Inc.	49,300	4,567
*Apollo Group, Inc. — Class A	21,900	1,536
*AutoNation, Inc.	22,029	345
*AutoZone, Inc.	7,125	854
*Bed Bath & Beyond, Inc.	42,500	1,249
Best Buy Co., Inc.	56,275	2,963
*Big Lots, Inc.	14,500	232
The Black & Decker Corp.	10,000	697
Brunswick Corp.	14,100	240
Carnival Corp.	70,109	3,119
CBS Corp. — Class B	109,924	2,995
Centex Corp.	19,500	493
Circuit City Stores, Inc.	27,000	113
Clear Channel Communications, Inc.	79,850	2,756
*Coach, Inc.	59,100	1,807
*Comcast Corp. — Class A	493,005	9,002
D.R. Horton, Inc.	44,500	586
Darden Restaurants, Inc.	22,750	630
Dillard’s, Inc. — Class A	9,164	172
*The DIRECTV Group, Inc.	115,200	2,663
The E.W. Scripps Co. — Class A	14,400	648
Eastman Kodak Co.	46,183	1,010
*Expedia, Inc.	33,300	1,053
Family Dollar Stores, Inc.	22,500	433
*Ford Motor Co.	338,494	2,278
Fortune Brands, Inc.	24,467	1,770
*GameStop Corp. — Class A	25,500	1,584
Gannett Co., Inc.	37,250	1,453
The Gap, Inc.	74,675	1,589
General Motors Corp.	90,827	2,261
Genuine Parts Co.	26,900	1,245
*The Goodyear Tire & Rubber Co.	38,500	1,086
H&R Block, Inc.	52,100	967
Harley-Davidson, Inc.	38,700	1,808
Harman International Industries, Inc.	9,700	715
Harrah’s Entertainment, Inc.	30,050	2,667
Hasbro, Inc.	23,525	602
The Home Depot, Inc.	270,700	7,293
*IAC/InterActiveCorp	29,600	797
International Game Technology	50,600	2,223
*The Interpublic Group of Companies, Inc.	75,500	612
J.C. Penney Co., Inc.	35,550	1,564
Johnson Controls, Inc.	95,300	3,435
Jones Apparel Group, Inc.	13,600	217
KB HOME	12,300	266
*Kohl’s Corp.	50,367	2,307
Leggett & Platt, Inc.	27,333	477
Lennar Corp. — Class A	22,300	399

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Limited Brands, Inc.	49,887	944
Liz Claiborne, Inc.	16,000	326
Lowe’s Companies, Inc.	234,600	5,307
Macy’s Inc.	69,446	1,797
Marriott International, Inc. — Class A	50,100	1,712
Mattel, Inc.	58,888	1,121
McDonald’s Corp.	189,778	11,181
The McGraw-Hill Companies, Inc.	52,820	2,314
Meredith Corp.	6,100	335
The New York Times Co. — Class A	23,070	404
Newell Rubbermaid, Inc.	44,792	1,159
News Corp. — Class A	371,100	7,604
NIKE, Inc. — Class B	61,600	3,957
Nordstrom, Inc.	30,134	1,107
*Office Depot, Inc.	43,657	607
OfficeMax, Inc.	12,100	250
Omnicom Group, Inc.	52,400	2,491
Polo Ralph Lauren Corp.	9,400	581
Pulte Homes, Inc.	34,000	358
RadioShack Corp.	21,000	354
*Sears Holdings Corp.	11,680	1,192
The Sherwin-Williams Co.	16,713	970
Snap-on, Inc.	9,217	445
The Stanley Works	13,150	638
Staples, Inc.	113,450	2,617
*Starbucks Corp.	117,200	2,399
Starwood Hotels & Resorts Worldwide, Inc.	31,900	1,405
Target Corp.	133,257	6,663
Tiffany & Co.	21,767	1,002
Time Warner, Inc.	579,900	9,574
The TJX Companies, Inc.	70,100	2,014
VF Corp.	14,157	972
Viacom, Inc. — Class B	105,324	4,626
The Walt Disney Co.	305,357	9,858
Wendy’s International, Inc.	14,050	363
Whirlpool Corp.	12,444	1,016
Wyndham Worldwide Corp.	28,586	673
Yum! Brands, Inc.	81,560	3,121

Total		174,339

Consumer Staples (10.1%)
Altria Group, Inc.	337,922	25,539
Anheuser-Busch Companies, Inc.	117,749	6,163
Archer-Daniels-Midland Co.	103,103	4,787
Avon Products, Inc.	68,800	2,720
Brown-Forman Corp. — Class B	13,818	1,024
Campbell Soup Co.	35,722	1,276
The Clorox Co.	22,250	1,450
The Coca-Cola Co.	318,875	19,569
Coca-Cola Enterprises, Inc.	45,900	1,195
Colgate-Palmolive Co.	81,822	6,379

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
ConAgra Foods, Inc.	78,167	1,860
*Constellation Brands, Inc. — Class A	31,100	735
Costco Wholesale Corp.	69,664	4,860
CVS Caremark Corp.	236,961	9,419
*Dean Foods Co.	21,100	546
The Estee Lauder Companies, Inc. — Class A	18,300	798
General Mills, Inc.	54,167	3,088
H.J. Heinz Co.	50,817	2,372
The Hershey Co.	27,000	1,064
Kellogg Co.	42,357	2,221
Kimberly-Clark Corp.	67,856	4,705
Kraft Foods, Inc. — Class A	248,196	8,099
The Kroger Co.	109,305	2,920
McCormick & Co., Inc.	20,500	777
Molson Coors Brewing Co. — Class B	21,900	1,130
The Pepsi Bottling Group, Inc.	22,200	876
PepsiCo, Inc.	258,230	19,600
The Procter & Gamble Co.	498,264	36,582
Reynolds American, Inc.	27,400	1,807
Safeway, Inc.	71,000	2,429
Sara Lee Corp.	116,135	1,865
SUPERVALU, Inc.	33,870	1,271
Sysco Corp.	97,525	3,044
Tyson Foods, Inc. — Class A	43,900	673
UST, Inc.	25,167	1,379
Walgreen Co.	159,046	6,056
Wal-Mart Stores, Inc.	379,100	18,019
Whole Foods Market, Inc.	22,400	914
Wm. Wrigley Jr. Co.	34,958	2,047

Total		211,258

Energy (12.7%)
Anadarko Petroleum Corp.	74,824	4,915
Apache Corp.	53,146	5,715
Baker Hughes, Inc.	51,030	4,139
BJ Services Co.	47,000	1,140
Chesapeake Energy Corp.	72,900	2,858
Chevron Corp.	338,714	31,612
ConocoPhillips	256,638	22,661
CONSOL Energy, Inc.	29,100	2,081
Devon Energy Corp.	71,400	6,348
El Paso Corp.	112,371	1,937
ENSCO International, Inc.	23,200	1,383
EOG Resources, Inc.	39,420	3,518
Exxon Mobil Corp.	876,456	82,116
Halliburton Co.	141,338	5,358
Hess Corp.	44,600	4,498
Marathon Oil Corp.	113,966	6,936
Murphy Oil Corp.	30,200	2,562
*Nabors Industries, Ltd.	45,400	1,244
*National-Oilwell Varco, Inc.	57,200	4,202
Noble Corp.	43,000	2,430
Noble Energy, Inc.	27,500	2,187

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Occidental Petroleum Corp.	132,940	10,235
Peabody Energy Corp.	42,500	2,620
Range Resources Corp.	23,900	1,228
Rowan Companies, Inc.	17,850	704
Schlumberger, Ltd.	191,834	18,871
Smith International, Inc.	32,100	2,371
Spectra Energy Corp.	101,436	2,619
Sunoco, Inc.	18,900	1,369
Tesoro Corp.	22,000	1,049
*Transocean, Inc.	50,967	7,296
Valero Energy Corp.	88,300	6,184
*Weatherford International, Ltd.	54,100	3,711
The Williams Companies, Inc.	95,200	3,406
XTO Energy, Inc.	77,623	3,987

Total		265,490

Financials (17.5%)
ACE, Ltd.	52,900	3,268
AFLAC, Inc.	78,250	4,901
The Allstate Corp.	91,528	4,781
Ambac Financial Group, Inc.	16,300	420
American Capital Strategies, Ltd.	30,800	1,015
American Express Co.	187,575	9,758
American International Group, Inc.	406,830	23,717
Ameriprise Financial, Inc.	37,155	2,048
Aon Corp.	47,100	2,246
Apartment Investment & Management Co. — Class A	15,300	531
Assurant, Inc.	15,300	1,024
AvalonBay Communities, Inc.	12,600	1,186
Bank of America Corp.	711,967	29,375
Bank of New York Mellon Corp.	182,663	8,907
BB&T Corp.	88,100	2,702
The Bear Stearns Companies, Inc.	18,495	1,632
Boston Properties, Inc.	19,100	1,754
Capital One Financial Corp.	62,729	2,965
*CB Richard Ellis Group, Inc.	31,800	685
The Charles Schwab Corp.	150,311	3,840
The Chubb Corp.	61,600	3,362
Cincinnati Financial Corp.	26,675	1,055
CIT Group, Inc.	30,400	731
Citigroup, Inc.	800,848	23,576
CME Group, Inc.	8,800	6,037
Comerica, Inc.	24,250	1,056
Commerce Bancorp, Inc.	31,300	1,194
Countrywide Financial Corp.	92,800	830
Developers Diversified Realty Corp.	19,700	754
Discover Financial Services	76,656	1,156
*E*TRADE Financial Corp.	68,000	241
Equity Residential	43,500	1,586
Fannie Mae	156,948	6,275

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Federated Investors, Inc. — Class B	13,900	572
Fifth Third Bancorp	85,434	2,147
First Horizon National Corp.	20,200	367
*Forestar Real Estate Group, Inc.	5,666	134
Franklin Resources, Inc.	25,950	2,969
Freddie Mac	106,086	3,614
General Growth Properties, Inc.	39,100	1,610
Genworth Financial, Inc.	70,400	1,792
The Goldman Sachs Group, Inc.	63,800	13,719
*Guaranty Financial Group, Inc.	5,666	91
The Hartford Financial Services Group, Inc.	50,350	4,390
Host Hotels & Resorts, Inc.	83,800	1,428
Hudson City Bancorp, Inc.	83,500	1,254
Huntington Bancshares, Inc.	58,742	867
*IntercontinentalExchange, Inc.	11,200	2,156
Janus Capital Group, Inc.	24,629	809
JPMorgan Chase & Co.	538,897	23,522
KeyCorp	62,375	1,463
Kimco Realty Corp.	40,500	1,474
Legg Mason, Inc.	21,500	1,573
Lehman Brothers Holdings, Inc.	85,044	5,565
Leucadia National Corp.	27,100	1,276
Lincoln National Corp.	43,230	2,517
Loews Corp.	70,501	3,549
M&T Bank Corp.	12,000	979
Marsh & McLennan Companies, Inc.	83,480	2,210
Marshall & Ilsley Corp.	41,300	1,094
MBIA, Inc.	20,150	375
Merrill Lynch & Co., Inc.	137,300	7,370
MetLife, Inc.	118,836	7,323
MGIC Investment Corp.	13,100	294
Moody’s Corp.	34,450	1,230
Morgan Stanley	170,213	9,040
National City Corp.	101,597	1,672
Northern Trust Corp.	30,650	2,347
NYSE Euronext, Inc.	42,500	3,730
Plum Creek Timber Co., Inc.	27,600	1,271
PNC Financial Services Group, Inc.	56,067	3,681
Principal Financial Group, Inc.	42,000	2,891
The Progressive Corp.	112,000	2,146
ProLogis	41,300	2,618
Prudential Financial, Inc.	72,800	6,773
Public Storage, Inc.	20,000	1,468
Regions Financial Corp.	111,490	2,637
SAFECO Corp.	15,150	844
Simon Property Group, Inc.	35,800	3,110
SLM Corp.	66,442	1,338
Sovereign Bancorp, Inc.	57,780	659
State Street Corp.	62,000	5,034

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
SunTrust Banks, Inc.	56,033	3,502
Synovus Financial Corp.	52,650	1,268
T. Rowe Price Group, Inc.	42,400	2,581
Torchmark Corp.	14,750	893
The Travelers Companies, Inc.	103,510	5,569
U.S. Bancorp	277,021	8,793
Unum Group	57,931	1,378
Vornado Realty Trust	21,500	1,891
Wachovia Corp.	316,947	12,053
Washington Mutual, Inc.	139,354	1,897
Wells Fargo & Co.	541,360	16,343
XL Capital, Ltd.	28,600	1,439
Zions Bancorporation	17,300	808

Total		364,015

Health Care (11.8%)
Abbott Laboratories	247,850	13,917
Aetna, Inc.	80,308	4,636
Allergan, Inc.	49,234	3,163
AmerisourceBergen Corp.	26,900	1,207
*Amgen, Inc.	174,517	8,105
Applera Corp. — Applied Biosystems Group	26,933	914
*Barr Pharmaceuticals, Inc.	17,300	919
Baxter International, Inc.	101,700	5,904
Becton, Dickinson and Co.	39,150	3,272
*Biogen Idec, Inc.	47,090	2,680
*Boston Scientific Corp.	215,222	2,503
Bristol-Myers Squibb Co.	317,408	8,418
C. R. Bard, Inc.	16,300	1,545
Cardinal Health, Inc.	58,025	3,351
*Celgene Corp.	61,900	2,860
CIGNA Corp.	44,787	2,406
*Coventry Health Care, Inc.	24,800	1,469
Covidien Ltd.	79,827	3,536
Eli Lilly and Co.	158,306	8,452
*Express Scripts, Inc.	40,400	2,949
*Forest Laboratories, Inc.	50,066	1,825
*Genzyme Corp.	42,700	3,179
*Gilead Sciences, Inc.	149,300	6,869
*Hospira, Inc.	25,265	1,077
*Humana, Inc.	27,200	2,048
IMS Health, Inc.	31,167	718
Johnson & Johnson	459,137	30,625
*King Pharmaceuticals, Inc.	39,066	400
*Laboratory Corp. of America Holdings	18,500	1,397
McKesson Corp.	46,405	3,040
*Medco Health Solutions, Inc.	42,872	4,347
Medtronic, Inc.	181,400	9,119
Merck & Co., Inc.	349,220	20,294
*Millipore Corp.	8,800	644
Mylan Laboratories, Inc.	48,400	681
*Patterson Companies, Inc.	22,400	760
PerkinElmer, Inc.	19,000	494
Pfizer, Inc.	1,095,634	24,905
Quest Diagnostics, Inc.	25,200	1,333
Schering-Plough Corp.	259,850	6,922
*St. Jude Medical, Inc.	54,900	2,231

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Stryker Corp.	38,200	2,854
*Tenet Healthcare Corp.	75,850	385
*Thermo Fisher Scientific, Inc.	67,700	3,905
UnitedHealth Group, Inc.	207,344	12,067
*Varian Medical Systems, Inc.	20,100	1,048
*Waters Corp.	16,100	1,273
*Watson Pharmaceuticals, Inc.	16,600	451
*WellPoint, Inc.	91,700	8,045
Wyeth	214,829	9,493
*Zimmer Holdings, Inc.	37,637	2,490

Total		247,125

Industrials (11.4%)
3M Co.	114,376	9,644
*Allied Waste Industries, Inc.	46,450	512
Avery Dennison Corp.	17,050	906
The Boeing Co.	124,376	10,878
Burlington Northern Santa Fe Corp.	47,785	3,977
C.H. Robinson Worldwide, Inc.	27,200	1,472
Caterpillar, Inc.	101,976	7,399
Cintas Corp.	21,633	727
Cooper Industries, Ltd. — Class A	28,900	1,528
CSX Corp.	67,400	2,964
Cummins, Inc.	16,400	2,089
Danaher Corp.	40,600	3,562
Deere & Co.	71,220	6,632
Dover Corp.	31,867	1,469
Eaton Corp.	23,500	2,278
Emerson Electric Co.	126,300	7,156
Equifax, Inc.	21,100	767
Expeditors International of Washington, Inc.	34,200	1,528
FedEx Corp.	49,620	4,425
Fluor Corp.	14,200	2,069
General Dynamics Corp.	64,500	5,740
General Electric Co.	1,621,306	60,103
Goodrich Corp.	20,000	1,412
Honeywell International, Inc.	119,850	7,379
Illinois Tool Works, Inc.	66,300	3,550
Ingersoll-Rand Co., Ltd. — Class A	43,660	2,029
ITT Corp.	29,100	1,922
*Jacobs Engineering Group, Inc.	19,400	1,855
L-3 Communications Holdings, Inc.	20,200	2,140
Lockheed Martin Corp.	55,708	5,864
The Manitowoc Co., Inc.	20,800	1,016
Masco Corp.	59,200	1,279
*Monster Worldwide, Inc.	20,567	666
Norfolk Southern Corp.	62,157	3,135
Northrop Grumman Corp.	54,320	4,272
PACCAR, Inc.	59,115	3,221

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Pall Corp.	19,650	792
Parker Hannifin Corp.	27,012	2,034
Pitney Bowes, Inc.	34,837	1,325
Precision Castparts Corp.	22,200	3,079
R. R. Donnelley & Sons Co.	34,434	1,300
Raytheon Co.	68,900	4,182
Robert Half International, Inc.	25,840	699
Rockwell Automation, Inc.	23,950	1,652
Rockwell Collins, Inc.	26,150	1,882
Ryder System, Inc.	9,300	437
Southwest Airlines Co.	117,767	1,437
*Terex Corp.	16,500	1,082
Textron, Inc.	40,000	2,852
Trane, Inc.	27,500	1,285
Tyco International, Ltd.	79,427	3,149
Union Pacific Corp.	42,160	5,296
United Parcel Service, Inc. — Class B	168,600	11,923
United Technologies Corp.	158,534	12,135
W.W. Grainger, Inc.	10,800	945
Waste Management, Inc.	81,585	2,665

Total		237,716

Information Technology (16.5%)
*Adobe Systems, Inc.	92,050	3,933
*Advanced Micro Devices, Inc.	96,800	726
*Affiliated Computer Services, Inc. — Class A	16,100	726
*Agilent Technologies, Inc.	62,037	2,279
*Akamai Technologies, Inc.	26,700	924
Altera Corp.	53,911	1,042
Analog Devices, Inc.	48,657	1,542
*Apple, Inc.	140,500	27,830
Applied Materials, Inc.	221,100	3,927
*Autodesk, Inc.	37,068	1,845
Automatic Data Processing, Inc.	84,450	3,761
*BMC Software, Inc.	31,460	1,121
*Broadcom Corp. — Class A	75,500	1,974
CA, Inc.	62,892	1,569
*Ciena Corp.	13,785	470
*Cisco Systems, Inc.	973,300	26,347
*Citrix Systems, Inc.	30,420	1,156
*Cognizant Technology Solutions Corp. — Class A	46,600	1,582
*Computer Sciences Corp.	27,950	1,383
*Compuware Corp.	45,757	406
*Convergys Corp.	20,850	343
Corning, Inc.	252,800	6,065
*Dell, Inc.	359,533	8,812
*eBay, Inc.	182,400	6,054
*Electronic Arts, Inc.	50,500	2,950
Electronic Data Systems Corp.	82,167	1,703
*EMC Corp.	336,574	6,237
Fidelity National Information Services, Inc.	27,400	1,140
*Fiserv, Inc.	26,425	1,466
*Google, Inc. — Class A	37,100	25,654

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Hewlett-Packard Co.	413,626	20,880
Intel Corp.	937,963	25,006
International Business Machines Corp.	221,039	23,894
*Intuit, Inc.	53,400	1,688
Jabil Circuit, Inc.	33,367	510
*JDS Uniphase Corp.	35,250	469
*Juniper Networks, Inc.	83,700	2,779
KLA-Tencor Corp.	29,200	1,406
*Lexmark International, Inc. — Class A	15,200	530
Linear Technology Corp.	35,850	1,141
*LSI Logic Corp.	113,200	601
*MEMC Electronic Materials, Inc.	36,800	3,256
Microchip Technology, Inc.	34,400	1,081
*Micron Technology, Inc.	121,950	884
Microsoft Corp.	1,290,692	45,948
Molex, Inc.	22,750	621
Motorola, Inc.	366,477	5,878
National Semiconductor Corp.	37,686	853
*Network Appliance, Inc.	55,200	1,378
*Novell, Inc.	56,000	385
*Novellus Systems, Inc.	18,600	513
*NVIDIA Corp.	89,150	3,033
*Oracle Corp.	632,625	14,285
Paychex, Inc.	53,535	1,939
*QLogic Corp.	21,900	311
QUALCOMM, Inc.	262,534	10,331
*SanDisk Corp.	36,600	1,214
*Sun Microsystems, Inc.	132,949	2,410
*Symantec Corp.	139,154	2,246
*Tellabs, Inc.	70,492	461
*Teradata Corp.	29,000	795
*Teradyne, Inc.	27,850	288
Texas Instruments, Inc.	224,300	7,492
Tyco Electronics, Ltd.	79,727	2,960
*Unisys Corp.	55,750	264
*VeriSign, Inc.	35,400	1,331
Western Union Co.	120,432	2,924
Xerox Corp.	148,300	2,401
Xilinx, Inc.	47,200	1,032
*Yahoo!, Inc.	214,400	4,987

Total		345,372

Materials (3.3%)
Air Products and Chemicals, Inc.	34,567	3,409
Alcoa, Inc.	136,107	4,975
Allegheny Technologies, Inc.	16,417	1,418
Ashland, Inc.	9,000	427
Ball Corp.	16,132	726
Bemis Co., Inc.	16,100	441
The Dow Chemical Co.	151,509	5,972
E. I. du Pont de Nemours and Co.	144,228	6,359
Eastman Chemical Co.	13,025	796
Ecolab, Inc.	28,000	1,434

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Freeport-McMoRan Copper & Gold, Inc.	61,288	6,278
Hercules, Inc.	18,600	360
International Flavors & Fragrances, Inc.	13,000	626
International Paper Co.	68,666	2,223
MeadWestvaco Corp.	29,679	929
Monsanto Co.	87,706	9,796
Newmont Mining Corp.	72,480	3,539
Nucor Corp.	46,232	2,738
*Pactiv Corp.	20,900	557
PPG Industries, Inc.	26,267	1,845
Praxair, Inc.	50,700	4,498
Rohm and Haas Co.	20,080	1,066
Sealed Air Corp.	25,842	598
Sigma-Aldrich Corp.	20,900	1,141
Temple-Inland, Inc.	17,000	354
Titanium Metals Corp.	14,000	370
United States Steel Corp.	18,950	2,291
Vulcan Materials Co.	17,400	1,376
Weyerhaeuser Co.	33,580	2,476

Total		69,018

Telecommunication Services (3.6%)
*American Tower Corp. — Class A	64,900	2,765
AT&T, Inc.	972,975	40,436
CenturyTel, Inc.	17,700	734
Citizens Communications Co.	52,600	670
Embarq Corp.	24,530	1,215
*Qwest Communications International, Inc.	251,935	1,766
Sprint Nextel Corp.	456,302	5,991
Verizon Communications, Inc.	463,642	20,257
Windstream Corp.	76,492	996

Total		74,830

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.6%)
*The AES Corp.	107,400	2,297
Allegheny Energy, Inc.	26,700	1,698
Ameren Corp.	33,367	1,809
American Electric Power Co., Inc.	64,140	2,986
CenterPoint Energy, Inc.	51,562	883
CMS Energy Corp.	36,100	627
Consolidated Edison, Inc.	43,550	2,127
Constellation Energy Group	29,000	2,973
Dominion Resources, Inc.	93,776	4,450
DTE Energy Co.	26,250	1,154
Duke Energy Corp.	202,273	4,080
*Dynegy, Inc.	79,300	566
Edison International	52,220	2,787
Entergy Corp.	31,209	3,730
Exelon Corp.	105,924	8,649
FirstEnergy Corp.	48,865	3,535
FPL Group, Inc.	65,314	4,427
Integrys Energy Group, Inc.	12,232	632
Nicor, Inc.	7,250	307
NiSource, Inc.	43,973	831
Pepco Holdings, Inc.	32,100	941
PG&E Corp.	56,825	2,449
Pinnacle West Capital Corp.	16,100	683
PPL Corp.	59,668	3,108
Progress Energy, Inc.	41,592	2,014
Public Service Enterprise Group, Inc.	40,836	4,012
Questar Corp.	27,700	1,499
Sempra Energy	41,902	2,593
The Southern Co.	121,800	4,720
TECO Energy, Inc.	33,700	580
Xcel Energy, Inc.	67,320	1,519

Total		74,666

Total Common Stocks (Cost: $1,390,734)		2,063,829

Money Market Investments (1.1%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.1%)
(b)Federal Home Loan Bank, 4.20%, 2/29/08	2,100,000	2,086

Total		2,086

Finance Services (0.4%)
(b)Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		9,999

Miscellaneous Business Credit Institutions (0.1%)
(b)General Electric Capital Corp., 3.25%, 1/2/08	1,400,000	1,400

Total		1,400

Security Brokers and Dealers (0.5%)
(b)Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		9,959

Total Money Market Investments (Cost: $23,444)		23,444

Total Investments (99.9%) (Cost $1,414,178)(a)		2,087,273

Other Assets, Less Liabilities (0.1%)		1,562

Net Assets (100.0%)		2,088,835

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,421,550 and the net unrealized appreciation of investments based on that cost was $665,723 which is comprised of $793,258 aggregate gross unrealized appreciation and $127,535 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	63	3/08	$29
(Total Notional Value at December 31, 2007, $23,236 )

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

American Century Large Company Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of companies comprising the Russell 1000 Index.	$33 million

Portfolio Overview

The American Century Large Company Value Portfolio’s investment objective is to seek long-term capital growth with income as a secondary objective. The Portfolio invests primarily in large companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000 Index. The Portfolio seeks to invest in stocks of companies that it believes are undervalued at the time of purchase. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. The Portfolio purchases the stocks of these undervalued companies and holds each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level that is believed to more accurately reflect the fair value of the company. The Portfolio may sell stocks if they are believed to no longer meet the valuation criteria.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. For all of 2007, returns for large-, medium-, and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The American Century Large Company Value Portfolio has provided a total return of –5.97% from its inception on April 30, 2007 through December 31, 2007. Over the same period, the Portfolio’s benchmark, the Russell 1000 Value Index, returned –4.91%.

The Information Technology sector contributed the most to Large Company Value’s performance relative to the Russell 1000 Value Index. Also adding was the Portfolio’s allocation to Consumer Staples. However, its mix of Financials stocks detracted as did an underweight position in Energy.

The Portfolio benefited from strong security selection in the Information Technology sector, with most of the gains coming from large leading software and technology companies. A significant holding was software giant Microsoft, which benefited from strong sales of its new Vista operating system and Office 2007. Hewlett-Packard continued to gain ground in the PC market and moved into high-end enterprise printing equipment.

Our position in Consumer Staples benefited performance as the U.S. economy slowed and investors sought out companies that provide everyday goods and services. During difficult economic times, Consumer Staples stocks are generally regarded as sound, defensive investments. Moreover, our preference for large industry leaders proved advantageous as many of these names outperformed the benchmark. Pepsi Bottling Group and Coca-Cola Co., for example, both did well during the period. Despite higher commodity costs, Pepsi Bottling announced a healthy increase in profit. Meanwhile, Coca-Cola reported growing revenues and bought back a large number of its shares.

Financial stocks — the Portfolio’s largest single position, but a relative underweight nonetheless — represented our largest sources of underperformance versus the benchmark. Many financial firms came under pressure amid the fallout in the subprime lending category. Three of our top detractors were Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; Washington Mutual, a major thrift involved in mortgage finance; and Citigroup, a diversified global financial services company. All three stocks declined on news of wider-than-expected losses resulting from housing weakness and the deterioration of mortgage credit.

Although the Portfolio’s position in the Energy sector contributed on an absolute basis, it underperformed in relative terms. Large Company Value’s mix of multinational integrated energy stocks detracted. As crude oil prices climbed, many specialty oil and gas companies outperformed. The Portfolio held comparatively few of these names because of concern about valuations.

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

Outlook

As fundamental, bottom-up managers, we evaluate each company individually on its own merits and build the Portfolio from the ground up, one stock at a time. In our search for companies that are undervalued, we will structure exposure to stocks and market segments as warranted based on the attractiveness of individual companies.

As of December 31, 2007, the Portfolio was broadly diversified, with continued overweight positions in the Information Technology and Health Care sectors. Our valuation work contributed to our smaller relative weightings in Utilities stocks. We have also continued to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
American Century Large Company Value Portfolio	-5.97%
Russell 1000 Value Index	-4.91%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$933.80	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.09

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.1%)
Best Buy Co., Inc.	4,700	247
Gannett Co., Inc.	8,100	316
The Gap, Inc.	6,900	147
H&R Block, Inc.	9,300	173
The Home Depot, Inc.	6,300	170
*Kohl’s Corp.	3,800	174
McDonald’s Corp.	2,200	130
Newell Rubbermaid, Inc.	8,500	220
Staples, Inc.	8,800	203
Time Warner, Inc.	24,400	402
VF Corp.	2,400	165
Viacom, Inc. — Class B	7,200	316

Total		2,663

Consumer Staples (6.6%)
Altria Group, Inc.	5,300	401
The Coca-Cola Co.	6,600	405
The Kroger Co.	7,800	208
The Pepsi Bottling Group, Inc.	6,000	237
Unilever NV	9,900	361
Walgreen Co.	4,600	175
Wal-Mart Stores, Inc.	8,100	385

Total		2,172

Energy (14.5%)
Chevron Corp.	12,200	1,139
ConocoPhillips	9,000	795
Devon Energy Corp.	900	80
Exxon Mobil Corp.	17,600	1,648
*National-Oilwell Varco, Inc.	2,300	169
Royal Dutch Shell PLC, ADR	10,700	901

Total		4,732

Financials (25.9%)
The Allstate Corp.	7,000	366
American International Group, Inc.	13,100	764
Bank of America Corp.	23,800	981
Bank of New York Mellon Corp.	3,354	164
The Bear Stearns Companies, Inc.	800	71
Citigroup, Inc.	35,500	1,044
Countrywide Financial Corp.	3,100	28
Discover Financial Services	4,200	63
Freddie Mac	12,200	416
The Hartford Financial Services Group, Inc.	4,300	375
JPMorgan Chase & Co.	19,000	828
Loews Corp.	5,200	262
Marsh & McLennan Companies, Inc.	3,100	82
Merrill Lynch & Co., Inc.	7,000	376
MGIC Investment Corp.	4,900	110
Morgan Stanley	7,300	388
National City Corp.	5,900	97

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Financials continued
PNC Financial Services Group, Inc.	3,200	210
Torchmark Corp.	3,400	206
U.S. Bancorp	14,100	448
Wachovia Corp.	10,800	411
Washington Mutual, Inc.	9,900	135
Wells Fargo & Co.	21,500	649

Total		8,474

Health Care (9.7%)
Abbott Laboratories	7,000	393
*Amgen, Inc.	3,600	167
Eli Lilly and Co.	4,200	224
Johnson & Johnson	11,600	774
Medtronic, Inc.	3,400	171
Merck & Co., Inc.	4,800	279
Pfizer, Inc.	30,200	686
Quest Diagnostics, Inc.	1,900	101
Wyeth	8,700	384

Total		3,179

Industrials (10.7%)
Avery Dennison Corp.	1,600	85
Caterpillar, Inc.	3,400	247
Deere & Co.	1,500	140
Dover Corp.	4,900	226
General Electric Co.	37,900	1,404
Ingersoll-Rand Co., Ltd. — Class A	5,800	270
Northrop Grumman Corp.	4,300	338
Parker Hannifin Corp.	3,150	237
R. R. Donnelley & Sons Co.	5,700	215
Tyco International, Ltd.	3,575	142
Waste Management, Inc.	5,900	193

Total		3,497

Information Technology (6.8%)
Applied Materials, Inc.	6,100	108
*Fiserv, Inc.	2,700	150
Hewlett-Packard Co.	7,900	399
Intel Corp.	6,200	165
International Business Machines Corp.	3,600	389
Microsoft Corp.	14,200	506
Motorola, Inc.	4,800	77
*Oracle Corp.	10,500	237
Xerox Corp.	11,900	193

Total		2,224

Materials (3.9%)
E. I. du Pont de Nemours and Co.	8,100	357
Nucor Corp.	3,300	195
PPG Industries, Inc.	4,900	344
Weyerhaeuser Co.	5,100	377

Total		1,273

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (5.6%)
AT&T, Inc.	25,700	1,068
Sprint Nextel Corp.	16,700	219
Verizon Communications, Inc.	12,100	529

Total		1,816

Utilities (3.3%)
Exelon Corp.	6,100	498
*NRG Energy, Inc.	3,900	169
PPL Corp.	7,800	406

Total		1,073

Total Common Stocks (Cost: $33,496)		31,103

Money Market Investments (5.1%)

Federal Government & Agencies (5.1%)
(b)Federal Home Loan Bank, 3.15%, 1/2/08	1,656,000	1,656

Total		1,656

Other Holdings (0.0%)
J.P. Morgan Money Market Fund	1,197	1

Total		1

Total Money Market Investments (Cost: $1,657)		1,657

Total Investments (100.2%) (Cost $35,153)(a)		32,760

Other Assets, Less Liabilities (-0.2%)		(65)

Net Assets (100.0%)		32,695

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $35,201 and the net unrealized depreciation of investments based on that cost was $2,441 which is comprised of $1,502 aggregate gross unrealized appreciation and $3,943 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S & P 500 Mini Index Futures (Long)	18	3/08	$(16)
(Total Notional Value at December 31, 2007, $1,345)

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Large Company Value Portfolio

Capital Guardian Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in U.S. companies that have records of growing earnings and are selling at attractive prices relative to their market and peers.	$440 million

Portfolio Overview

The Capital Guardian Domestic Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet this objective primarily by investing in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market capitalization of $1 billion or more at the time of purchase. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields.

Market Overview

Looking at the broader market, stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative returns. Indeed, value stocks, such as those in which the Portfolio invests, were down across all capitalization ranges in 2007. In part, value’s underperformance can be explained by a look at sector returns. Financials — the largest value sector by far — underperformed badly while the more growth-oriented Energy and Information Technology sectors performed very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

For the year ended December 31, 2007, the Capital Guardian Domestic Equity Portfolio returned –6.33%. By comparison, the S&P 500® Stock Index and Russell 1000 Value Index returned 5.49% and –0.17%, respectively. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The average return of the Large Cap Value Funds peer group was 1.69%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The key driver of the Portfolio’s underperformance of the S&P Index was an overweight position and stock selection in the Financials sector. Positioning in Information Technology also detracted. A number of the leading contributors to return resided in the Energy and Telecommunication Services sectors, where our stock picks added value.

In Financials, we had significant exposures to insurance, banks, and thrifts and mortgage finance companies. The sector was home to the largest detractor from performance — an overweight position in Washington Mutual. We viewed this as a well-run, attractively valued company with a good book of business as one of the nation’s leading home lenders. Unfortunately, the market sold this and other lenders aggressively regardless of company fundamentals after troubled lender Countrywide Financial — a company whose stock we did not own — warned of mounting losses in its mortgage portfolio. Our holdings in the insurance industry also detracted from performance, as some of our holdings among bond insurers came under pressure because of exposure to losses on mortgage-related debt.

Information Technology was the other notable detractor, as we held some cyclical names that declined along with the outlook for economic growth. Jabil Circuit is a good example. It’s a world leader in contract electronic manufacturing with exposure not only to the U.S. but also to growing international markets. Despite its underperformance for the year, we still believe Jabil is a well-run company carrying a very attractive valuation and continue to hold it in the Portfolio.

At the other end of the spectrum, some of our largest contributions to portfolio returns were stocks from the Energy sector, helped by an overweight position in oilfield services firm Weatherford International. We believe the entire energy complex underspent on infrastructure for much of the last 20 years, presenting select service companies with a tremendous long-term growth opportunity.

Stock selection in Telecommunication Services also added to performance as AT&T was a leading contributor for the year. The company enjoyed growth in its wireless business — helped by its exclusive carrier agreement for the Apple iPhone — and began to benefit from its late 2006 acquisition of BellSouth.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Outlook

We believe we’re nearing the bottom of the credit cycle and are encouraged that the Federal Reserve has stepped in to attempt to put the economy and markets back on their feet again. As a result, we view this downturn as an opportunity to build positions in high-quality companies trading at very attractive valuations. Indeed, the current period reminds us of 2002, when there were questions about solvency for some financial institutions and massive dislocations in the market. The lesson then was that adhering to a disciplined, value-oriented process with a long-term perspective provides an opportunity to generate performance over time. Of course past performance cannot guarantee future results, but that experience strengthens our conviction that periods of financial turmoil can set the stage for performance going forward given a normalization in financial markets and return to steady growth.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Capital Guardian Domestic Equity Portfolio	-6.33%	13.13%	5.70%
Russell 1000 Value Index**	-0.17%	14.63%	7.62%
S&P 500 Index	5.49%	12.83%	4.89%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average	1.69%	13.00%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 1000 Value Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$875.70	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$2.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (96.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (7.4%)
Carnival Corp.	67,600	3,008
CBS Corp. — Class B	81,900	2,232
Fortune Brands, Inc.	22,200	1,606
Gannett Co., Inc.	137,900	5,378
General Motors Corp.	82,400	2,051
*Jarden Corp.	264,300	6,240
Lowe’s Companies, Inc.	277,500	6,277
McDonald’s Corp.	35,300	2,080
*Time Warner Cable, Inc. — Class A	64,100	1,769
Time Warner, Inc.	103,400	1,707

Total		32,348

Consumer Staples (9.9%)
Altria Group, Inc.	100,600	7,603
The Coca-Cola Co.	61,700	3,787
General Mills, Inc.	48,600	2,770
Kraft Foods, Inc. — Class A	468,372	15,283
Loews Corp. — Carolina Group	9,300	793
Sara Lee Corp.	478,600	7,686
Unilever NV	158,300	5,772

Total		43,694

Energy (9.1%)
Chevron Corp.	10,546	984
ConocoPhillips	83,900	7,409
Exxon Mobil Corp.	45,300	4,244
Royal Dutch Shell PLC, ADR — Class A	76,900	6,475
Royal Dutch Shell PLC, ADR — Class B	62,728	5,206
Spectra Energy Corp.	130,800	3,377
*Transocean, Inc.	39,947	5,718
*Weatherford International, Ltd.	98,600	6,765

Total		40,178

Financials (32.0%)
Ambac Financial Group, Inc.	111,700	2,879
American Capital Strategies, Ltd.	205,400	6,770
American International Group, Inc.	204,300	11,911
*AmeriCredit Corp.	144,600	1,849
*Berkshire Hathaway, Inc. — Class A	34	4,814
Capital One Financial Corp.	91,100	4,305
Douglas Emmett, Inc.	115,000	2,600
East West Bancorp, Inc.	39,900	967
Fifth Third Bancorp	127,700	3,209
General Growth Properties, Inc.	69,920	2,879
The Goldman Sachs Group, Inc.	19,600	4,215

Common Stocks (96.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Hartford Financial Services Group, Inc.	17,100	1,491
Host Hotels & Resorts, Inc.	76,300	1,300
Hudson City Bancorp, Inc.	502,300	7,545
IndyMac Bancorp, Inc.	338,400	2,013
JPMorgan Chase & Co.	334,188	14,587
Lehman Brothers Holdings, Inc.	33,800	2,212
Marsh & McLennan Companies, Inc.	277,200	7,337
MBIA, Inc.	177,500	3,307
Merrill Lynch & Co., Inc.	41,100	2,206
The Progressive Corp.	448,100	8,586
SLM Corp.	109,900	2,213
SunTrust Banks, Inc.	145,700	9,105
Wachovia Corp.	299,609	11,394
Washington Mutual, Inc.	434,300	5,911
Wells Fargo & Co.	267,300	8,070
XL Capital, Ltd. — Class A	128,000	6,440

Total		140,115

Health Care (9.2%)
AstraZeneca PLC, ADR	103,300	4,423
Merck & Co., Inc.	75,600	4,393
*Millennium Pharmaceuticals, Inc.	180,700	2,707
Pfizer, Inc.	502,300	11,417
Sanofi-Aventis, ADR	307,400	13,997
*WellPoint, Inc.	41,300	3,623

Total		40,560

Industrials (10.1%)
3M Co.	27,300	2,302
Caterpillar, Inc.	72,700	5,275
Emerson Electric Co.	46,600	2,640
FedEx Corp.	21,200	1,890
General Electric Co.	416,100	15,425
Illinois Tool Works, Inc.	134,400	7,196
Parker Hannifin Corp.	23,414	1,763
Siemens AG, ADR	19,500	3,069
Southwest Airlines Co.	68,000	830
Tyco International, Ltd.	39,875	1,581
Union Pacific Corp.	20,000	2,512

Total		44,483

Information Technology (6.6%)
*Advanced Micro Devices, Inc.	237,200	1,779
*Affiliated Computer Services, Inc. — Class A	68,000	3,067
*Fairchild Semiconductor International, Inc.	149,100	2,152
Hewlett-Packard Co.	89,000	4,493
Jabil Circuit, Inc.	518,500	7,918
*Micron Technology, Inc.	543,500	3,940
Seagate Technology	182,600	4,656

Common Stocks (96.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Tyco Electronics, Ltd.	29,850	1,108

Total		29,113

Materials (2.3%)
The Dow Chemical Co.	44,200	1,742
Nucor Corp.	145,100	8,593

Total		10,335

Telecommunication Services (4.9%)
AT&T, Inc.	413,800	17,199
Verizon Communications, Inc.	101,900	4,452

Total		21,651

Utilities (5.0%)
CMS Energy Corp.	236,500	4,110
Edison International	128,600	6,863
NiSource, Inc.	100,100	1,891
Pinnacle West Capital Corp.	210,800	8,941

Total		21,805

Total Common Stocks (Cost: $438,269)		424,282

Convertible Corporate Bonds (1.0%)

Automobiles And Other Motor Vehicles (1.0%)
Ford Motor Co., 4.25%, 12/15/36	4,580,000	4,551

Total Convertible Corporate Bonds (Cost: $4,652)		4,551

Preferred Stocks (0.7%)

Federal Savings Institutions (0.7%)
Washington Mutual, Inc. CV PFD Ser R 7.75% Non Cum Perp.	3,400	2,925

Total Preferred Stocks (Cost: $3,332)		2,925

Money Market Investments (1.5%)

Finance Services (0.6%)
Rabobank Financial Corp., 3.74%, 1/2/08	3,000,000	2,999

Total		2,999

Miscellaneous Business Credit Institutions (0.2%)
General Electric Capital Corp., 3.25%, 1/2/08	800,000	800

Total		800

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Money Market Investments (1.5%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (0.7%)
Old Line Funding Corp., 5.50%, 1/15/08	3,000,000	2,994

Total		2,994

Total Money Market Investments (Cost: $6,793)		6,793

Total Investments (99.7%) (Cost $452,453)(a)		438,551

Other Assets, Less Liabilities (0.3%)		1,345

Net Assets (100.0%)		439,896

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $453,337 and the net unrealized depreciation of investments based on that cost was $14,786 which is comprised of $52,441 aggregate gross unrealized appreciation and $67,227 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Domestic Equity Portfolio

T. Rowe Price Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in the equity securities of established companies with a focus on companies paying above-average dividends.	$212 million

Portfolio Overview

The objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in the stocks of well-established companies with a focus on companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition, and a low stock price relative to a company’s underlying value.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

For all of 2007, the T. Rowe Price Equity Income Portfolio managed a positive return of 3.26%, but trailed the S&P 500® Stock Index, which returned 5.49%. However, the Portfolio outperformed the –0.17% return of the Russell 1000 Value Index. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outpaced the 2.69% average return of its peer group, Equity Income Funds, tracked by Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Energy shares were by far the leading contributors to absolute return, while Financials detracted most. Relative to the S&P Index, underperformance was primarily a result of positioning among Information Technology shares; stock selection in Material and Utility shares also limited relative return. The largest contribution to relative results came from stock picks among Financials shares.

The main sources of weakness compared with the S&P 500® were stock selection and an underweight position in Information Technology stocks. Stock picks hurt in the computers and peripherals industry, where an underweight to Apple was the leading detractor. Positioning in the internet software and services industry also detracted behind an overweight to Yahoo! and underweight to Google. Communication equipment holdings also weighed on relative results, as Alcatel-Lucent continued to work on turning around its business.

In Materials, paper and forest products firm International Paper was a notable detractor because of a poor economic outlook and estimates of higher-than-expected costs and working capital use going forward. Stock picks also had a negative effect in chemicals, where it hurt to be underweight Monsanto and overweight International Flavors & Fragrances and Dupont.

Stock selection limited relative results in Utilities, though it helped to be overweight one of the best-performing sectors in the Index. These stocks were generally attractive during a period of economic and market uncertainty because of their steady to improving fundamentals. Multi-utility NiSource detracted after earnings guidance and a lengthy strategic review disappointed.

Looking at positive contributors, the main source of strength relative to the Index was positioning in the Financials sector, where it helped to be underweight the hard-hit banking and diversified financial services stocks — an underweight to Citigroup was a key source of relative strength. Capital market-related shares also helped relative results behind custody banks State Street and Bank of New York Mellon. In addition, Charles Schwab performed well on new client acquisition and asset growth.

An overweight position and stock selection among Energy shares were further sources of relative strength. Stock picks contributed most among oil, gas, and consumable fuels shares, led by Hess, Murphy Oil, and ExxonMobil. The sector benefited from record-high oil prices; Hess and Murphy in particular are closely levered to the price of oil. In addition, Murphy was helped by production at a new field and speculation that it was gearing up to spin off its refining and marketing arms.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Outlook

Portfolio Manager Brian Rogers suggests that investors should be patient through this period of market transition and adjustment. He believes that we are correcting the excesses that we saw in the strong economic environment over the last five years. He points to the Federal Reserve’s emerging focus on market stability and relative attractiveness of equities versus fixed income securities as positives. He feels that when you look at valuations there could be some great opportunities if you are willing to accept risk, making this arguably a great time to invest in some of the more troubled sectors of the market. That’s what the T. Rowe Price value funds will be doing. They are looking forward to better times ahead.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	Since Inception*
T. Rowe Price Equity Income Portfolio	3.26%	13.75%
Russell 1000 Value Index**	-0.17%	14.91%
S&P 500 Index	5.49%	12.67%
Lipper Variable Insurance Products (VIP) Equity Income Funds Average	2.69%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 1000 Value Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$955.00	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.42

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.7%)
*Bed Bath & Beyond, Inc.	49,000	1,440
*Cablevision Systems Corp.	33,100	811
CBS Corp. — Class B	47,150	1,285
*Comcast Corp. — Class A	9,000	164
D.R. Horton, Inc.	60,000	790
Eastman Kodak Co.	59,400	1,299
*Ford Motor Co.	74,100	499
Fortune Brands, Inc.	20,700	1,498
Gannett Co., Inc.	45,100	1,759
Genuine Parts Co.	23,200	1,074
H&R Block, Inc.	76,000	1,411
Harley-Davidson, Inc.	27,000	1,261
The Home Depot, Inc.	76,700	2,066
Mattel, Inc.	56,300	1,072
The McGraw-Hill Companies, Inc.	45,100	1,976
The New York Times Co. — Class A	67,800	1,189
Newell Rubbermaid, Inc.	68,400	1,770
Sony Corp., ADR	20,400	1,108
Time Warner, Inc.	137,000	2,261
The Walt Disney Co.	57,700	1,863
Whirlpool Corp.	5,400	441

Total		27,037

Consumer Staples (9.5%)
Anheuser-Busch Companies, Inc.	45,500	2,381
Avon Products, Inc.	37,600	1,486
Campbell Soup Co.	17,200	615
The Coca-Cola Co.	26,500	1,626
Colgate-Palmolive Co.	20,300	1,583
General Mills, Inc.	32,100	1,830
The Hershey Co.	44,600	1,757
Kimberly-Clark Corp.	18,300	1,269
Kraft Foods, Inc. — Class A	42,800	1,397
McCormick & Co., Inc.	22,500	853
The Procter & Gamble Co.	28,700	2,107
UST, Inc.	17,300	948
Walgreen Co.	2,200	84
Wal-Mart Stores, Inc.	45,600	2,167

Total		20,103

Energy (12.6%)
Anadarko Petroleum Corp.	32,700	2,148
BJ Services Co.	34,900	847
BP PLC, ADR	25,100	1,837
Chevron Corp.	54,900	5,123
Exxon Mobil Corp.	54,200	5,078
Hess Corp.	27,100	2,733
Murphy Oil Corp.	27,000	2,291
Royal Dutch Shell PLC, ADR — Class A	44,100	3,713
Schlumberger, Ltd.	17,300	1,702
Spectra Energy Corp.	36,450	941
StatoilHydro ASA, ADR	9,300	284

Total		26,697

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Financials (19.5%)
American International Group, Inc.	45,700	2,664
Bank of New York Mellon Corp.	58,100	2,832
Capital One Financial Corp.	27,000	1,276
The Charles Schwab Corp.	9,000	230
The Chubb Corp.	18,700	1,021
Citigroup, Inc.	50,800	1,496
Countrywide Financial Corp.	43,200	386
Fannie Mae	35,600	1,423
Fifth Third Bancorp	63,100	1,586
Genworth Financial, Inc.	33,800	860
JPMorgan Chase & Co.	115,388	5,036
KeyCorp	9,000	211
Legg Mason, Inc.	20,300	1,485
Lincoln National Corp.	33,976	1,978
Marsh & McLennan Companies, Inc.	105,400	2,790
Merrill Lynch & Co., Inc.	45,700	2,453
National City Corp.	30,300	499
Och-Ziff Capital Management Group	24,500	644
The Progressive Corp.	51,500	987
SLM Corp.	53,600	1,080
State Street Corp.	23,100	1,876
SunTrust Banks, Inc.	38,300	2,393
The Travelers Companies, Inc.	32,027	1,723
U.S. Bancorp	86,600	2,749
Wells Fargo & Co.	50,300	1,519

Total		41,197

Health Care (8.9%)
Abbott Laboratories	25,900	1,454
*Amgen, Inc.	39,900	1,853
Baxter International, Inc.	18,900	1,097
*Boston Scientific Corp.	34,400	400
Bristol-Myers Squibb Co.	58,300	1,546
Cardinal Health, Inc.	2,200	127
Eli Lilly and Co.	51,700	2,760
Johnson & Johnson	40,600	2,708
Merck & Co., Inc.	49,000	2,848
Pfizer, Inc.	103,200	2,346
Wyeth	41,200	1,821

Total		18,960

Industrials (10.8%)
3M Co.	31,400	2,648
Avery Dennison Corp.	33,400	1,775
Cooper Industries, Ltd. — Class A	20,200	1,068
General Electric Co.	179,900	6,669
Honeywell International, Inc.	30,200	1,859
Illinois Tool Works, Inc.	38,300	2,051
Masco Corp.	72,900	1,575

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Raytheon Co.	12,000	728
Southwest Airlines Co.	44,100	538
Union Pacific Corp.	11,300	1,420
United Parcel Service, Inc. — Class B	8,900	629
*USG Corp.	22,400	802
Waste Management, Inc.	36,100	1,179

Total		22,941

Information Technology (6.7%)
Alcatel-Lucent	112,700	825
Analog Devices, Inc.	45,500	1,442
Applied Materials, Inc.	29,300	520
*Computer Sciences Corp.	18,000	890
*Dell, Inc.	78,900	1,935
Electronic Data Systems Corp.	24,700	512
Intel Corp.	45,300	1,208
Microsoft Corp.	117,200	4,173
Motorola, Inc.	71,100	1,140
*Yahoo!, Inc.	67,500	1,570

Total		14,215

Materials (4.9%)
Alcoa, Inc.	36,500	1,334
E. I. du Pont de Nemours and Co.	40,900	1,803
International Flavors & Fragrances, Inc.	36,400	1,752
International Paper Co.	90,600	2,934
MeadWestvaco Corp.	42,100	1,318
Vulcan Materials Co.	16,000	1,265

Total		10,406

Telecommunication Services (4.4%)
AT&T, Inc.	109,435	4,548
*Qwest Communications International, Inc.	214,600	1,504
Sprint Nextel Corp.	94,800	1,245
Verizon Communications, Inc.	48,500	2,119

Total		9,416

Utilities (4.9%)
Duke Energy Corp.	65,300	1,317
Entergy Corp.	16,100	1,925
FirstEnergy Corp.	20,400	1,476
NiSource, Inc.	90,800	1,715
Pinnacle West Capital Corp.	20,200	857
Progress Energy, Inc.	29,700	1,438
TECO Energy, Inc.	26,000	447
Xcel Energy, Inc.	55,000	1,241

Total		10,416

Total Common Stocks (Cost: $189,270)		201,388

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Equity Income

T. Rowe Price Equity Income

Convertible Corporate Bonds (0.1%)	Shares/ $ Par	Value $ (000’s)

Automobiles And Other Motor Vehicles (0.1%)
Ford Motor Co., 4.25%, 12/15/36	247,000	245

Total Convertible Corporate Bonds (Cost: $247)		245

Preferred Stocks (0.0%)

Financials (0.0%)
SLM Corp., 7.25%	100	104

Total Preferred Stocks (Cost: $100)		104

Money Market Investments (4.7%)

Other Holdings (4.7%)
Reserve Investment Fund	9,973,875	9,974

Total Money Market Investments (Cost: $9,974)		9,974

Total Investments (99.7%) (Cost $199,591)(a)		211,711

Other Assets, Less Liabilities (0.3%)		717

Net Assets (100.0%)		212,428

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $200,340 and the net unrealized appreciation of investments based on that cost was $11,371 which is comprised of $25,257 aggregate gross unrealized appreciation and $13,886 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Equity Income

Mid Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Strive for highest possible rate of capital appreciation by investing in mid-sized companies with potential for above-average growth.	$1.3 billion

Portfolio Overview

The investment objective of the Mid Cap Growth Stock Portfolio is long-term growth of capital. The Mid Cap Growth Stock Portfolio seeks emerging growth companies in the middle-capitalization range, as measured by the Portfolio’s benchmark. The Portfolio’s focus in stock selection is on companies with above-average growth potential giving consideration to factors such as companies’ ability to generate revenue, expand profit margins, and maintain solid balance sheets; industry, and sector selection is of secondary importance.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Indeed, mid-cap growth was the best-performing segment of the market in 2007, as these shares benefited from offering relatively more attractive growth rates and valuations after lagging large- and small value shares in prior years. In terms of sector returns, the trouble in the housing and credit markets hurt Financial and Consumer Discretionary shares, the only two sectors to produce negative returns. At the other end of the spectrum, Energy and Materials shares were direct beneficiaries of rising commodity prices and surging growth in emerging markets such as China and India, producing market-leading results. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Mid Cap Growth Stock Portfolio returned 20.70% for all of 2007, outperforming the 11.43% and 7.98% return, respectively, of the Russell MidCap Growth Index and S&P’s MidCap 400® Index. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its Mid-Cap Growth Funds peer group, which had an average return of 16.46%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Looking at the Portfolio’s absolute return, performance was driven by holdings in the Health Care and Energy sectors; Consumer Staples was the only detractor. In terms of the Portfolio’s performance relative to the Russell MidCap Growth Index, outperformance was driven primarily by stock selection among Consumer Discretionary, Health Care, and Energy shares. Relative results would have been even better but for positioning among Industrial and Consumer Staples shares.

In the Consumer Discretionary sector, stock selection among specialty retail, media, and multi-line retail companies drove the Portfolio’s outperformance relative to the Russell MidCap Growth Index. The leading contributor in this sector was specialty retailer GameStop, which sells video game products and entertainment software for computers. The company saw revenues, same-store sales, and other metrics improve as a result of several new hardware and software gaming product cycles. Chinese advertising giant Focus Media Holdings was another top contributor from this sector, benefiting from the rapid growth of the Chinese economy and boom related to the upcoming Beijing Olympics.

Health Care names were another key source of outperformance. The leading contributor to return for the year was medical device maker Intuitive Surgical, enjoying heavy demand for its new, less-invasive robotic surgery system. In addition, stock picks among health care providers was another source of strength — pharmacy benefits manager Express Scripts was a top contributor to performance, benefiting from margin expansion as a result of rising sales of generics and mail order drugs. In addition, a number of Health Care holdings were bought out during the year, contributing to performance. These included Ventana Medical Systems, Kyphon, and Caremark Rx.

Energy-related stocks were another source of strength. In the energy sector, we were overweight in firms benefiting from exposure to international energy exploration, including drillers and equipment suppliers. Cameron International, Smith International, and Diamond Offshore Drilling were all key overweight positions in this space and leading contributors to results. They were helped by increased spending on exploration with oil supplies tight and prices at record highs. In addition, leading contributor IntercontinentalExchange — an energy trading firm in the Financials sector — benefited from strong pricing and volatility in the energy market, seeing record trading volume.

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

At the other end of the spectrum, our stock picks underperformed in the Consumer Staples and Industrials sectors. Among Consumer Staples shares, some of our personal products and food and staples retailing names underperformed. The leading detractor in this space was skin care and cosmetics company Bare Escentuals, which experienced a slowdown in sales in its infomercial business.

In Industrials, it hurt relative performance to hold underweight positions in the construction and engineering, aerospace and defense, and electrical equipment industry segments, which performed well. Our leading detractors in this sector were commercial services and supplies companies that were hurt by the slowdown in business activity in the U.S.

Outlook

Going forward, we will continue to look for medium-sized companies that we believe are well managed, have solid growth in revenue and earnings, have strong financial characteristics, and have the potential to provide growth over time. As a result of this process, our sector and industry allocations reflect where we’re finding the best growth opportunities at a given time. As of December 31, 2007, some of our largest stakes were in Health Care and Information Technology shares. The most notable sector underweights were in Consumer Discretionary and Consumer Staples stocks.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	20.70%	13.75%	7.05%
Russell MidCap Growth Index*	11.43%	17.90%	7.59%
S&P MidCap 400 Index	7.98%	16.20%	11.19%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average	16.46%	17.16%	8.34%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

* The Russell MidCap Growth Index is replacing the S&P MidCap 400 Index as the Portfolio’s primary benchmark because of the Russell MidCap Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,077.10	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.67

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.8%)
*Coach, Inc.	343,300	10,498
*Collective Brands, Inc.	553,300	9,622
*Dollar Tree Stores, Inc.	430,000	11,146
*Focus Media Holding, Ltd., ADR	418,600	23,781
*GameStop Corp. — Class A	599,400	37,230
International Game Technology	396,400	17,414
*Jack in the Box, Inc.	343,200	8,844
*Kohl’s Corp.	209,400	9,591
*O’Reilly Automotive, Inc.	221,260	7,175
Orient-Express Hotels, Ltd. — Class A	106,500	6,126
*Saks, Inc.	438,500	9,103
Starwood Hotels & Resorts Worldwide, Inc.	124,400	5,477
*Urban Outfitters, Inc.	352,800	9,617

Total		165,624

Consumer Staples (2.0%)
*Bare Escentuals, Inc.	599,200	14,531
Longs Drug Stores Corp.	239,300	11,247

Total		25,778

Energy (12.0%)
*Cameron International Corp.	673,000	32,391
Diamond Offshore Drilling, Inc.	213,000	30,246
*National-Oilwell Varco, Inc.	283,700	20,841
Range Resources Corp.	316,200	16,240
*SandRidge Energy, Inc.	235,100	8,431
Smith International, Inc.	436,500	32,236
*Southwestern Energy Co.	270,700	15,083

Total		155,468

Financials (8.3%)
Assured Guaranty, Ltd.	303,400	8,052
CME Group, Inc.	21,800	14,955
*IntercontinentalExchange, Inc.	69,283	13,337
*Investment Technology Group, Inc.	468,340	22,289
MBIA, Inc.	216,500	4,033
Northern Trust Corp.	123,588	9,464
SEI Investments Co.	555,200	17,861
T. Rowe Price Group, Inc.	281,600	17,144

Total		107,135

Health Care (15.9%)
*Celgene Corp.	220,800	10,203
*Charles River Laboratories International, Inc.	168,400	11,081
*DaVita, Inc.	641,900	36,171
*Express Scripts, Inc.	470,600	34,354
*Immucor, Inc.	620,649	21,096
*Intuitive Surgical, Inc.	74,400	24,143
Mentor Corp.	200,900	7,855

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Pediatrix Medical Group, Inc.	282,700	19,266
*Psychiatric Solutions, Inc.	639,081	20,770
*VCA Antech, Inc.	480,600	21,257

Total		206,196

Industrials (16.2%)
C.H. Robinson Worldwide, Inc.	354,300	19,175
*Corrections Corp. of America	639,100	18,860
Expeditors International of Washington, Inc.	264,560	11,821
*Foster Wheeler, Ltd.	68,600	10,634
Harsco Corp.	300,300	19,240
J.B. Hunt Transport Services, Inc.	386,000	10,634
Knight Transportation, Inc.	879,000	13,018
The Manitowoc Co., Inc.	360,000	17,579
*McDermott International, Inc.	167,600	9,893
*Monster Worldwide, Inc.	254,800	8,256
MSC Industrial Direct Co., Inc. — Class A	243,100	9,838
Ritchie Bros. Auctioneers, Inc.	252,800	20,907
Robert Half International, Inc.	253,600	6,857
*Spirit AeroSystems Holdings, Inc. — Class A	516,700	17,826
*Stericycle, Inc.	259,000	15,385

Total		209,923

Information Technology (24.1%)
*Activision, Inc.	913,610	27,133
Amphenol Corp. — Class A	581,400	26,960
*Autodesk, Inc.	396,200	19,715
*Broadcom Corp. — Class A	270,500	7,071
*Citrix Systems, Inc.	468,600	17,811
*Cognizant Technology Solutions Corp. — Class A	362,600	12,307
*Digital River, Inc.	295,200	9,762
FactSet Research Systems, Inc.	306,000	17,044
*Foundry Networks, Inc.	863,700	15,132
Global Payments, Inc.	290,900	13,533
Harris Corp.	166,900	10,461
KLA-Tencor Corp.	174,380	8,398
*MEMC Electronic Materials, Inc.	141,800	12,548
*Mettler-Toledo International, Inc.	150,800	17,161
Microchip Technology, Inc.	667,195	20,963
*Network Appliance, Inc.	403,000	10,059
*NeuStar, Inc. — Class A	432,600	12,407
*NVIDIA Corp.	524,700	17,850

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*ValueClick, Inc.	1,119,460	24,516
*VeriFone Holdings, Inc.	515,600	11,988

Total		312,819

Materials (3.8%)
*Owens-Illinois, Inc.	459,100	22,725
Praxair, Inc.	291,840	25,890

Total		48,615

Other Holdings (1.0%)
SPDR Metals & Mining ETF	192,700	13,319

Total		13,319

Total Common Stocks (Cost: $1,030,899)		1,244,877

Money Market Investments (3.9%)

Autos (1.5%)
(b)Fcar Owner Trust I, 6.00%, 1/11/08	20,000,000	19,967

Total		19,967

Federal Government & Agencies (0.1%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,500,000	1,490

Total		1,490

Finance Services (1.6%)
Rabobank Financial Corp., 3.74%, 1/2/08	20,000,000	19,997

Total		19,997

Miscellaneous Business Credit Institutions (0.7%)
General Electric Capital Corp., 3.25%, 1/2/08	9,000,000	8,999

Total		8,999

Total Money Market Investments (Cost: $50,453)		50,453

Total Investments (100.0%) (Cost $1,081,352)(a)		1,295,330

Other Assets, Less Liabilities (0.0%)		(627)

Net Assets (100.0%)		1,294,703

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,081,475 and the net unrealized appreciation of investments based on that cost was $213,855 which is comprised of $280,667 aggregate gross unrealized appreciation and $66,812 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long)	38	3/08	$203
(Total Notional Value at December 31, 2007, $16,228)

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P’s MidCap 400® Index.	Invest in stocks included in the S&P MidCap 400® Index while maintaining sector proportions in the Portfolio equal to the Index.	$558 million

Portfolio Overview

The Index 400 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index by investing in stocks included in the S&P MidCap 400® Index, which is composed of 400 common stocks. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. As of the date of this report, most of the companies in the S&P MidCap 400® Index have a market value in the range of $1.5 to $5.5 billion. The Index 400 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio’s strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Portfolio invests in stocks included in the S&P MidCap 400® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Portfolio may purchase Index futures contracts in amounts approximating the cash held in the Index.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. Mid-cap stocks, such as those in which the Portfolio invests, performed best. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Mirroring the volatility in the market, returns for the sectors making up the S&P 400 varied widely. The best-performing sector was Energy, up more than 40% for the year, led by energy equipment and services firms benefiting from greater spending on exploration and production with oil at an all-time high. Meanwhile, Materials and Industrials were up 25% and 19%, respectively.

More traditional safe-haven sectors, such as Consumer Staples, Telecommunication Services, and Utilities also enjoyed positive returns amid the volatility, up 16%, 14%, and 7%, respectively. The growth-oriented Health Care and Information Technology sectors benefited from investors seeking proven growers as the economy slowed, gaining 12% and 9%, respectively.

At the other end of the spectrum, Financials stocks declined 12%, weighed down by the crisis in subprime lending and housing. Banks, thrifts, and real estate investment trusts were particularly hard hit. Tighter lending standards and falling home values weighed on consumers, sending Consumer Discretionary shares down 9%.

Portfolio Performance

For the year ended December 31, 2007, the Index 400 Stock Portfolio had a return of 7.93%, while the S&P MidCap 400® Index returned 7.98%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P MidCap 400® Index due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, Mid-Cap Core Funds, was 4.54% for the same period, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because many of the portfolios in the group are actively managed

As we seek to track the performance and weightings of stocks in the S&P MidCap 400® Index, we make adjustments to the Portfolios’ holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2007, there were 61 stocks added to the Index, and a like number of companies were eliminated. We try to make these adjustments in a way that minimizes the cost of our trading.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Outlook

Looking ahead to 2008, the environment for equities appears challenging as we enter a period of decelerating economic growth. That said, it is probably also worth noting that mid-cap stocks have historically offered an attractive combination of earnings growth and valuations relative to large- and small-company stocks. And regardless of market direction or preference for growth or value shares in the short run, one compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both styles of investing.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Index 400 Stock Portfolio	7.93%	15.94%	10.37%
S&P MidCap 400 Index	7.98%	16.20%	10.63%
Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average	4.54%	15.68%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500”, “Standard & Poor’s 500”, S&P SmallCap 600 and Standard & Poor’s SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$964.90	$1.29
Hypothetical (5% return before expenses)	$1,000.00	$1,023.59	$1.33

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.8%)
*99 Cents Only Stores	21,833	174
Advance Auto Parts, Inc.	46,500	1,767
*Aeropostale, Inc.	31,050	823
American Eagle Outfitters, Inc.	99,350	2,064
American Greetings Corp. — Class A	25,800	524
*AnnTaylor Stores Corp.	28,450	727
ArvinMeritor, Inc.	33,650	395
Barnes & Noble, Inc.	22,300	768
Belo Corp. — Class A	40,800	712
Blyth, Inc.	11,200	246
Bob Evans Farms, Inc.	15,400	415
Borders Group, Inc.	27,300	291
BorgWarner, Inc.	53,800	2,603
Boyd Gaming Corp.	26,100	889
Brinker International, Inc.	48,875	956
Callaway Golf Co.	30,800	537
*Career Education Corp.	42,300	1,063
*CarMax, Inc.	101,200	1,999
CBRL Group, Inc.	11,026	357
*Charming Shoppes, Inc.	54,200	293
*The Cheesecake Factory, Inc.	33,150	786
*Chico’s FAS, Inc.	81,800	739
*Chipotle Mexican Grill — Class A	15,300	2,249
*Coldwater Creek, Inc.	27,800	186
*Collective Brands, Inc.	30,442	529
*Corinthian Colleges, Inc.	39,400	607
DeVry, Inc.	27,800	1,444
*Dick’s Sporting Goods, Inc.	38,700	1,074
*Dollar Tree Stores, Inc.	42,700	1,107
Entercom Communications Corp.	12,200	167
Foot Locker, Inc.	71,700	979
Furniture Brands International, Inc.	22,500	226
Gentex Corp.	67,100	1,192
*Getty Images, Inc.	22,100	641
Guess?, Inc.	25,400	962
*Hanesbrands, Inc.	44,200	1,201
Harte-Hanks, Inc.	22,250	385
*Hovnanian Enterprises, Inc. — Class A	17,000	122
International Speedway Corp. — Class A	14,400	593
*ITT Educational Services, Inc.	13,700	1,168
John Wiley & Sons, Inc. — Class A	20,900	895
*Lamar Advertising Co. — Class A	36,900	1,774
*Lear Corp.	35,800	990
Lee Enterprises, Inc.	18,400	270
*Life Time Fitness, Inc.	15,600	775
M.D.C. Holdings, Inc.	16,200	602

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Matthews International Corp. — Class A	14,400	675
Media General, Inc. — Class A	10,500	223
Modine Manufacturing Co.	15,100	249
*Mohawk Industries, Inc.	25,700	1,912
*Netflix.com, Inc.	22,300	594
*NVR, Inc.	2,400	1,258
*O’Reilly Automotive, Inc.	53,400	1,732
*Pacific Sunwear of California, Inc.	32,800	463
PetSmart, Inc.	59,700	1,405
Phillips-Van Heusen Corp.	26,200	966
Regis Corp.	20,500	573
*Rent-A-Center, Inc.	31,100	452
Ross Stores, Inc.	62,900	1,608
Ruby Tuesday, Inc.	24,000	234
The Ryland Group, Inc.	19,500	537
*Saks, Inc.	65,800	1,366
*Scholastic Corp.	12,100	422
*Scientific Games Corp.	30,200	1,004
Service Corp. International	133,800	1,880
Sotheby’s	30,900	1,177
Strayer Education, Inc.	6,700	1,143
Thor Industries, Inc.	16,100	612
*The Timberland Co. — Class A	23,000	416
*Toll Brothers, Inc.	59,000	1,184
Tupperware Brands Corp.	28,600	945
*Urban Outfitters, Inc.	52,400	1,428
*Valassis Communications, Inc.	22,300	261
*The Warnaco Group, Inc.	21,200	738
Williams-Sonoma, Inc.	40,900	1,059

Total		65,782

Consumer Staples (3.1%)
Alberto-Culver Co.	38,900	955
*BJ’s Wholesale Club, Inc.	29,800	1,008
Church & Dwight Co., Inc.	30,650	1,658
Corn Products International, Inc.	34,701	1,275
*Energizer Holdings, Inc.	26,600	2,984
*Hansen Natural Corp.	27,800	1,231
Hormel Foods Corp.	33,600	1,360
The J.M. Smucker Co.	26,696	1,373
Lancaster Colony Corp.	10,000	397
*NBTY, Inc.	26,100	715
PepsiAmericas, Inc.	27,800	926
Ruddick Corp.	17,300	600
*Smithfield Foods, Inc.	54,300	1,570
Tootsie Roll Industries, Inc.	12,483	342
Universal Corp.	12,700	650

Total		17,044

Energy (9.3%)
Arch Coal, Inc.	66,400	2,983

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
*Bill Barrett Corp.	15,700	657
*Cameron International Corp.	101,600	4,891
Cimarex Energy Co.	38,300	1,629
*Denbury Resources, Inc.	113,400	3,374
*Encore Acquisition Co.	25,200	841
*Exterran Holdings, Inc.	30,502	2,495
*FMC Technologies, Inc.	60,438	3,427
*Forest Oil Corp.	40,400	2,054
Frontier Oil Corp.	49,000	1,988
*Grant Prideco, Inc.	59,000	3,275
Helmerich & Payne, Inc.	48,100	1,927
*Newfield Exploration Co.	60,800	3,204
Overseas Shipholding Group, Inc.	13,400	997
Patterson-UTI Energy, Inc.	71,900	1,403
Pioneer Natural Resources Co.	55,500	2,711
*Plains Exploration & Production Co.	52,366	2,828
*Pride International, Inc.	77,500	2,627
*Quicksilver Resources, Inc.	23,900	1,424
*Southwestern Energy Co.	79,100	4,408
*Superior Energy Services, Inc.	37,400	1,287
Tidewater, Inc.	25,500	1,399

Total		51,829

Financials (14.4%)
Alexandria Real Estate Equities, Inc.	14,800	1,505
AMB Property Corp.	46,000	2,647
American Financial Group, Inc.	33,750	975
*AmeriCredit Corp.	53,000	678
Arthur J. Gallagher & Co.	43,600	1,055
Associated Banc-Corp.	58,963	1,597
Astoria Financial Corp.	37,900	882
Bank of Hawaii Corp.	22,800	1,166
BRE Properties, Inc.	23,600	957
Brown & Brown, Inc.	52,900	1,243
Camden Property Trust	25,800	1,242
Cathay General Bancorp	23,100	612
City National Corp.	18,800	1,120
The Colonial BancGroup, Inc.	73,100	990
Commerce Group, Inc.	20,100	723
Cousins Properties, Inc.	17,300	382
Cullen/Frost Bankers, Inc.	27,200	1,378
Duke Realty Corp.	67,600	1,763
Eaton Vance Corp.	57,400	2,606
Equity One, Inc.	17,200	396
Everest Re Group, Ltd.	29,300	2,941
Federal Realty Investment Trust	26,300	2,161
Fidelity National Financial, Inc.	100,191	1,464

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Financials continued
First American Corp.	42,600	1,454
First Community Bancorp	11,700	483
First Niagara Financial Group, Inc.	49,000	590
FirstMerit Corp.	37,400	748
The Hanover Insurance Group, Inc.	24,100	1,104
HCC Insurance Holdings, Inc.	53,350	1,530
Health Care REIT, Inc.	39,400	1,761
Highwoods Properties, Inc.	26,500	779
Horace Mann Educators Corp.	20,100	381
Hospitality Properties Trust	43,600	1,405
IndyMac Bancorp, Inc.	37,400	223
Jefferies Group, Inc.	51,900	1,196
Jones Lang LaSalle, Inc.	17,200	1,224
Liberty Property Trust	42,500	1,224
The Macerich Co.	33,700	2,395
Mack-Cali Realty Corp.	31,500	1,071
Mercury General Corp.	16,500	822
Nationwide Health Properties, Inc.	43,200	1,355
New York Community Bancorp, Inc.	150,221	2,640
Old Republic International Corp.	106,975	1,648
The PMI Group, Inc.	37,700	501
Potlatch Corp.	18,147	806
Protective Life Corp.	32,600	1,337
Radian Group, Inc.	37,300	436
Raymond James Financial, Inc.	44,025	1,438
Rayonier, Inc.	36,266	1,713
Realty Income Corp.	46,900	1,267
Regency Centers Corp.	32,300	2,083
SEI Investments Co.	58,700	1,888
StanCorp Financial Group, Inc.	23,000	1,159
*SVB Financial Group	15,400	776
Synovus Financial Corp.	159,400	1,624
TCF Financial Corp.	50,600	907
UDR, Inc.	62,300	1,237
Unitrin, Inc.	24,100	1,157
W.R. Berkley Corp.	74,850	2,231
Waddell & Reed Financial, Inc. — Class A	38,700	1,397
Washington Federal, Inc.	40,565	856
Webster Financial Corp.	24,800	793
Weingarten Realty Investors	35,200	1,107
Westamerica Bancorporation	13,600	606
Wilmington Trust Corp.	31,900	1,123

Total		80,958

Health Care (12.1%)
*Advanced Medical Optics, Inc.	28,112	690
*Affymetrix, Inc.	32,100	743
*Apria Healthcare Group, Inc.	20,300	438

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Beckman Coulter, Inc.	29,100	2,118
*Cephalon, Inc.	31,100	2,232
*Cerner Corp.	30,800	1,737
*Charles River Laboratories International, Inc.	31,500	2,073
*Community Health Systems, Inc.	44,400	1,637
*Covance, Inc.	29,600	2,564
DENTSPLY International, Inc.	70,300	3,165
*Edwards Lifesciences Corp.	26,300	1,210
*Endo Pharmaceuticals Holdings, Inc.	62,300	1,662
*Gen-Probe, Inc.	25,000	1,573
Health Management Associates, Inc. — Class A	112,700	674
*Health Net, Inc.	51,200	2,473
*Henry Schein, Inc.	41,600	2,554
Hillenbrand Industries, Inc.	28,800	1,605
*Hologic, Inc.	58,200	3,994
*Intuitive Surgical, Inc.	17,700	5,743
*Invitrogen Corp.	21,600	2,018
*Kindred Healthcare, Inc.	13,900	347
*Kinetic Concepts, Inc.	25,100	1,344
*LifePoint Hospitals, Inc.	27,000	803
*Lincare Holdings, Inc.	37,200	1,308
Medicis Pharmaceutical Corp.	26,100	678
*Millennium Pharmaceuticals, Inc.	149,900	2,246
Omnicare, Inc.	56,400	1,286
*Par Pharmaceutical Companies, Inc.	15,700	377
*PDL BioPharma, Inc.	54,400	953
Perrigo Co.	36,000	1,260
Pharmaceutical Product Development, Inc.	48,600	1,962
*Psychiatric Solutions, Inc.	25,500	829
*ResMed, Inc.	35,900	1,886
*Sepracor, Inc.	51,900	1,362
STERIS Corp.	29,400	848
*Techne Corp.	18,300	1,209
Universal Health Services, Inc. — Class B	25,000	1,280
*Valeant Pharmaceuticals International	42,200	505
*Varian, Inc.	14,100	921
*VCA Antech, Inc.	39,100	1,729
*Ventana Medical Systems, Inc.	13,800	1,204
*Vertex Pharmaceuticals, Inc.	61,400	1,426
*Wellcare Health Plans, Inc.	19,400	823

Total		67,489

Industrials (14.6%)
*AGCO Corp.	42,500	2,889
*AirTran Holdings, Inc.	42,600	305
*Alaska Air Group, Inc.	18,700	468
Alexander & Baldwin, Inc.	19,900	1,028
*Alliant Techsystems, Inc.	15,200	1,729
AMETEK, Inc.	49,550	2,321

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Avis Budget Group, Inc.	48,170	626
*BE Aerospace, Inc.	43,000	2,275
The Brink’s Co.	22,500	1,344
Carlisle Companies, Inc.	28,800	1,066
*ChoicePoint, Inc.	33,200	1,209
Con-way, Inc.	21,000	872
*Copart, Inc.	32,700	1,391
The Corporate Executive Board Co.	16,500	992
Crane Co.	23,700	1,017
Deluxe Corp.	24,200	796
Donaldson Co., Inc.	33,100	1,535
DRS Technologies, Inc.	19,100	1,037
The Dun & Bradstreet Corp.	26,900	2,384
Fastenal Co.	58,500	2,365
Federal Signal Corp.	22,200	249
Flowserve Corp.	26,500	2,549
GATX Corp.	22,200	814
Graco, Inc.	29,200	1,088
Granite Construction, Inc.	16,300	590
Harsco Corp.	39,100	2,505
Herman Miller, Inc.	28,300	917
HNI Corp.	21,400	750
Hubbell, Inc. — Class B	26,900	1,388
IDEX Corp.	37,880	1,369
J.B. Hunt Transport Services, Inc.	40,600	1,119
*JetBlue Airways Corp.	83,725	494
Joy Global, Inc.	50,150	3,302
*Kansas City Southern	35,700	1,226
*KBR, Inc.	78,700	3,054
Kelly Services, Inc. — Class A	10,700	200
Kennametal, Inc.	36,200	1,371
*Korn/Ferry International	21,700	408
Lincoln Electric Holdings, Inc.	20,000	1,424
Manpower, Inc.	37,600	2,139
Mine Safety Appliances Co.	13,600	705
MSC Industrial Direct Co., Inc. — Class A	22,100	894
*Navigant Consulting, Inc.	21,200	290
Nordson Corp.	15,700	910
Oshkosh Truck Corp.	34,500	1,630
Pentair, Inc.	46,200	1,608
*Quanta Services, Inc.	79,400	2,083
Republic Services, Inc.	74,600	2,339
Rollins, Inc.	19,687	378
Roper Industries, Inc.	41,000	2,564
SPX Corp.	24,300	2,499
*Stericycle, Inc.	40,400	2,400
Teleflex, Inc.	18,300	1,153
*Thomas & Betts Corp.	23,700	1,162
The Timken Co.	44,500	1,462
Trinity Industries, Inc.	37,850	1,051
*United Rentals, Inc.	35,100	644
*URS Corp.	37,100	2,016
Wabtec Corp.	22,600	778
Werner Enterprises, Inc.	20,950	357
*YRC Worldwide, Inc.	26,300	449

Total		81,977

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Information Technology (14.1%)
*3Com Corp.	184,100	832
*ACI Worldwide, Inc.	16,600	316
*Activision, Inc.	135,266	4,017
Acxiom Corp.	33,102	388
*ADC Telecommunications, Inc.	54,600	849
ADTRAN, Inc.	27,100	579
*Advent Software, Inc.	8,300	449
*Alliance Data Systems Corp.	36,600	2,745
Amphenol Corp. — Class A	82,800	3,839
*Arrow Electronics, Inc.	57,000	2,239
*Atmel Corp.	208,500	901
*Avnet, Inc.	69,700	2,437
*Avocent Corp.	23,200	541
Broadridge Financial Solutions, LLC.	64,700	1,451
*Cadence Design Systems, Inc.	124,800	2,123
*CommScope, Inc.	30,877	1,519
*Cree, Inc.	39,600	1,088
*CSG Systems International, Inc.	16,500	243
*Cypress Semiconductor Corp.	73,900	2,663
Diebold, Inc.	30,500	884
*Digital River, Inc.	18,800	622
*DST Systems, Inc.	24,000	1,981
*Dycom Industries, Inc.	19,000	506
*F5 Networks, Inc.	39,400	1,124
Fair Isaac Corp.	23,400	752
*Fairchild Semiconductor International, Inc.	57,800	834
*Foundry Networks, Inc.	65,500	1,148
*Gartner, Inc.	32,000	562
Global Payments, Inc.	36,600	1,703
Harris Corp.	63,600	3,986
Imation Corp.	15,100	317
*Ingram Micro, Inc. — Class A	68,100	1,229
*Integrated Device Technology, Inc.	88,230	998
*International Rectifier Corp.	33,700	1,145
Intersil Corp. — Class A	60,800	1,488
Jack Henry & Associates, Inc.	36,600	891
*KEMET Corp.	39,000	259
*Lam Research Corp.	62,700	2,711
*Macrovision Corp.	24,600	451
*McAfee, Inc.	73,900	2,771
*Mentor Graphics Corp.	41,700	450
*Metavante Technologies, Inc.	39,800	928
MoneyGram International, Inc.	38,400	590
*MPS Group, Inc.	46,700	511
National Instruments Corp.	26,650	888
*NCR Corp.	84,000	2,108
*NeuStar, Inc. — Class A	35,700	1,024
Palm, Inc.	48,700	309
*Parametric Technology Corp.	53,800	960

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Plantronics, Inc.	22,600	588
*Polycom, Inc.	42,100	1,170
*RF Micro Devices, Inc.	134,600	769
*Semtech Corp.	29,800	462
*Silicon Laboratories, Inc.	25,600	958
*SRA International, Inc. — Class A	19,800	583
*Sybase, Inc.	41,600	1,085
*Synopsys, Inc.	67,300	1,745
*Tech Data Corp.	25,800	973
*TriQuint Semiconductor, Inc.	65,611	435
*ValueClick, Inc.	45,600	999
*Vishay Intertechnology, Inc.	85,887	980
*Western Digital Corp.	102,200	3,087
*Wind River Systems, Inc.	35,700	319
*Zebra Technologies Corp. — Class A	31,600	1,097

Total		78,599

Materials (6.7%)
Airgas, Inc.	38,200	1,991
Albemarle Corp.	36,900	1,522
Cabot Corp.	30,300	1,010
Carpenter Technology Corp.	22,800	1,714
CF Industries Holdings, Inc.	22,300	2,454
Chemtura Corp.	111,963	873
Cleveland-Cliffs, Inc.	19,400	1,956
Commercial Metals Co.	55,100	1,623
Cytec Industries, Inc.	19,500	1,201
Ferro Corp.	20,200	419
FMC Corp.	35,100	1,915
Louisiana-Pacific Corp.	48,000	657
The Lubrizol Corp.	31,800	1,722
Martin Marietta Materials, Inc.	19,400	2,571
Minerals Technologies, Inc.	8,900	596
Olin Corp.	34,400	665
Packaging Corp. of America	43,200	1,218
Reliance Steel & Aluminum Co.	30,200	1,637
RPM International, Inc.	56,400	1,145
The Scotts Miracle-Gro Co. — Class A	20,600	771
Sensient Technologies Corp.	21,800	617
Sonoco Products Co.	46,200	1,510
Steel Dynamics, Inc.	44,800	2,668
Temple-Inland, Inc.	49,200	1,026
*Terra Industries, Inc.	43,100	2,058
The Valspar Corp.	46,700	1,053
Worthington Industries, Inc.	30,500	545

Total		37,137

Telecommunication Services (0.7%)
*Cincinnati Bell, Inc.	115,200	547
Telephone and Data Systems, Inc.	49,300	3,086

Total		3,633

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (7.4%)
AGL Resources, Inc.	35,600	1,340
Alliant Energy Corp.	51,200	2,083
Aqua America, Inc.	61,833	1,311
*Aquila, Inc.	174,500	651
Black Hills Corp.	17,500	772
DPL, Inc.	52,700	1,563
Energen Corp.	33,300	2,139
Energy East Corp.	73,500	2,000
Equitable Resources, Inc.	56,500	3,009
Great Plains Energy, Inc.	40,000	1,173
Hawaiian Electric Industries, Inc.	38,600	879
IDACORP, Inc.	20,900	736
MDU Resources Group, Inc.	84,700	2,339
National Fuel Gas Co.	38,800	1,811
Northeast Utilities	72,000	2,254
NSTAR	49,600	1,797
OGE Energy Corp.	42,600	1,546
ONEOK, Inc.	48,200	2,158
PNM Resources, Inc.	35,650	765
Puget Energy, Inc.	54,400	1,492
SCANA Corp.	54,200	2,285
Sierra Pacific Resouces	108,481	1,842
Vectren Corp.	35,500	1,030
Westar Energy, Inc.	42,900	1,113
WGL Holdings, Inc.	23,000	753
Wisconsin Energy Corp.	54,300	2,644

Total		41,485

Total Common Stocks (Cost: $435,168)		525,933

Money Market Investments (6.0%)

Federal Government & Agencies (0.5%)
(b)Federal Home Loan Bank, 4.20%, 2/29/08	3,000,000	2,980

Total		2,980

Finance Services (3.6%)
(b)Bryant Park Funding LLC, 4.50%, 1/17/08	10,000,000	9,980
(b)Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		19,979

Miscellaneous Business Credit Institutions (0.1%)
(b)General Electric Capital Corp., 3.25%, 1/2/08	300,000	300

Total		300

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Money Market Investments (6.0%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers (1.8%)
(b)Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		9,959

Total Money Market Investments (Cost: $33,217)		33,218

Total Investments (100.2%) (Cost $467,956)(a)		559,151

Other Assets, Less Liabilities (-0.2%)		(1,015)

Net Assets (100.0%)		558,136

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $470,203 and the net unrealized appreciation of investments based on that cost was $88,948 which is comprised of $136,162 aggregate gross unrealized appreciation and $47,214 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long)	77	3/08	$281
(Total Notional Value at December 31, 2007, $33,014)

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

AllianceBernstein Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are believed to be undervalued in relation to their prospects for growth.	$114 million

Portfolio Overview

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth; current income is a secondary objective. The Portfolio invests primarily in a diversified portfolio of equities of mid-sized companies with market capitalization between $1.0 billion and $10.0 billion. The Portfolio’s investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein’s fundamental value approach. In selecting investments, management uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Market Overview

The past year was a transitional one in many ways in the market for smaller companies. After a five-year period of stronger earnings growth for smaller cap stocks, in 2007 smaller companies’ earnings growth suffered a sharp compression and ended the year at or below growth rates for larger stocks. This shift caused investors, who had viewed the more robust earnings as a basis for investing in the smaller, riskier stocks in the sector, to question those judgments and the high multiples that they had awarded those stocks. Further, with increased scarcity of sustainable earnings, the markets rediscovered quality. The result was companies with measures of corporate success such as trailing profitability dramatically outperformed those with stronger value characteristics. Not surprisingly, in this environment larger companies outperformed smaller ones and growth outperformed value.

Exacerbating this shift was the renewed volatility seen in the markets in the second half of the year. Investors became increasingly uncertain about the size and scope of the subprime contagion and stocks with perceived exposure to housing or consumer spending were sharply marked down. Sectors with perceived safety such as Consumer Staples and Utilities outperformed, while more economically sensitive sectors such as Transports or Consumer Cyclicals underperformed.

Portfolio Performance

Against this backdrop, the Portfolio returned –0.16%, outperforming the Russell 2500 Value Index and the Russell MidCap Value Index, which were down –7.27% and –1.42%, respectively, but underperformed relative to the Russell 2500 Index which was up 1.38%. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio trailed the 2.84% average return of its peer group, Mid-Cap Value Funds, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. We believe the underperformance relative to the peer group and the Russell 2500 Index is primarily attributable to smaller capitalization holdings within the Portfolio and, as previously noted, the generally stronger performance of larger companies during the period.

Strong stock selection was an important contributor to our premium versus the Value Index. It was spread over a number of sectors but was most prevalent in Financials and Industrials. In Financials, it helped to be underweight this poor-performing sector. Performance was driven by an underweight of companies most directly exposed to the issues in the subprime markets.

Our holdings in the Industrial space benefited from high exposure to international markets. Overweighted positions in capital equipment and industrial resources were also strong drivers of performance. Specific stocks that contributed to performance include SPX Corp, Commscope, Steel Dynamics, Celanese, and AGCO. The Portfolio also saw strong stock selection in Utilities as a number of stocks it held continue to benefit from increases in the replacement cost for assets used to generate electric power.

The biggest detractor from performance for the year was our stock selection in the Consumer Discretionary sector, where our holdings were impacted by investor fears over a slowdown over consumer spending. Stock selection in transportation and an underweight position in the Energy sector were also detractors to performance. Specific stocks that underperformed include Avis, Budget, Central Pacific Financial, Quebecor World, Continental Airlines, and Radian Group.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Outlook

In spite of significant earnings disappointments in 2007, consensus forecasts for 2008 appear to assume that small to mid-capitalization stocks will regain their recent earnings growth edge versus large-capitalization stocks. We continue to believe that for smaller stocks as a whole, earnings expectations for 2008 remain too optimistic, valuations too high, and valuation spreads between stocks too narrow.

Our Portfolio stance remains largely unchanged. We continue to emphasize companies with strong historical returns and current success at attractive valuations. These companies have benefited from breadth in their revenue steams, generating a higher share from international markets than the universe as a whole. On average, they also tend to be larger. Thus, we expect our average market cap to be larger than the benchmark for some time to come.

We feel that recent market distress, however, is beginning to create some new opportunities. While our fundamental and quantitative research suggests caution, in a few instances the return potential appears sufficiently compelling to us to justify the risk. In particular, our research suggests that a few companies with a high degree of exposure to the U.S. economy — such as those that make and sell high-priced discretionary consumer products — have traded down too far and thus offer attractive investment opportunities.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	Since Inception*
AllianceBernstein Mid Cap Value Portfolio	-0.16%	14.80%
Russell 2500 Value Index**	-7.27%	16.49%
Russell 2500 Index	1.38%	17.22%
Russell MidCap Value Index	-1.42%	18.55%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average	2.84%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 2500 Value Index is replacing the Russell 2500 Index as the Portfolio’s primary benchmark because of the Russell 2500 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$881.20	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.50

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.7%)
ArvinMeritor, Inc.	105,300	1,235
Autoliv, Inc.	12,500	659
*AutoNation, Inc.	57,003	893
Brunswick Corp.	25,900	442
Dillard’s, Inc. — Class A	23,000	432
Furniture Brands International, Inc.	60,100	605
*Jack in the Box, Inc.	8,705	224
Jones Apparel Group, Inc.	35,000	560
KB HOME	10,000	216
*Office Depot, Inc.	21,400	298
*Papa John’s International, Inc.	17,500	397
*TRW Automotive Holdings Corp.	59,800	1,249
VF Corp.	5,900	405

Total		7,615

Consumer Staples (8.9%)
Corn Products International, Inc.	9,800	360
Del Monte Foods Co.	20,200	191
Molson Coors Brewing Co. — Class B	37,600	1,941
*Performance Food Group Co.	58,800	1,580
Ruddick Corp.	58,200	2,018
*Smithfield Foods, Inc.	21,900	633
SUPERVALU, Inc.	38,750	1,454
Universal Corp.	40,200	2,059

Total		10,236

Energy (3.6%)
*Exterran Holdings, Inc.	14,100	1,153
Hess Corp.	13,800	1,392
*Oil States International, Inc.	34,900	1,191
Rowan Companies, Inc.	8,800	347

Total		4,083

Financials (20.1%)
*Arch Capital Group, Ltd.	31,000	2,181
Ashford Hospitality Trust	67,500	485
Aspen Insurance Holdings, Ltd.	61,300	1,768
Astoria Financial Corp.	43,850	1,020
Central Pacific Financial Corp.	46,700	862
Digital Realty Trust, Inc.	27,200	1,044
FelCor Lodging Trust, Inc.	53,100	828
Fidelity National Financial, Inc.	70,500	1,030
Mid-America Apartment Communities, Inc.	12,100	517
Old Republic International Corp.	72,300	1,114

Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Platinum Underwriters Holdings, Ltd.	57,000	2,027
Provident Financial Services, Inc.	62,400	900
RenaissanceRe Holdings, Ltd.	10,100	608
The South Financial Group, Inc.	55,100	861
StanCorp Financial Group, Inc.	28,600	1,441
Strategic Hotels & Resorts, Inc.	13,200	221
Susquehanna Bancshares, Inc.	55,900	1,031
Tanger Factory Outlet Centers, Inc.	18,900	713
Taubam Centers, Inc.	13,300	654
Trustmark Corp.	45,600	1,156
UnionBanCal Corp.	10,200	499
Webster Financial Corp.	38,200	1,221
Whitney Holding Corp.	31,850	833

Total		23,014

Health Care (6.5%)
*Apria Healthcare Group, Inc.	28,900	623
*Kindred Healthcare, Inc.	45,000	1,124
*King Pharmaceuticals, Inc.	19,000	195
*LifePoint Hospitals, Inc.	25,400	755
*Molina Healthcare, Inc.	42,938	1,662
Omnicare, Inc.	21,600	493
PerkinElmer, Inc.	66,000	1,717
*PharMerica Corp.	16,471	229
Universal Health Services, Inc. — Class B	12,300	630

Total		7,428

Industrials (24.4%)
Acuity Brands, Inc.	18,500	833
*AGCO Corp.	19,800	1,346
*Alaska Air Group, Inc.	38,100	953
Arkansas Best Corp.	41,000	900
*Avis Budget Group, Inc.	82,700	1,075
Briggs & Stratton Corp.	49,600	1,124
*Continental Airlines, Inc. — Class B	34,600	770
Con-way, Inc.	29,900	1,242
Cooper Industries, Ltd. — Class A	24,000	1,269
*EnerSys	57,200	1,428
GATX Corp.	39,700	1,456
Goodrich Corp.	15,700	1,109
IKON Office Solutions, Inc.	115,500	1,504
Kelly Services, Inc. — Class A	34,400	642

Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Kennametal, Inc.	41,000	1,551
Mueller Industries, Inc.	44,400	1,287
*Quebecor World, Inc.	64,000	115
Regal-Beloit Corp.	36,600	1,644
Ryder System, Inc.	28,400	1,335
SkyWest, Inc.	30,000	806
SPX Corp.	19,200	1,974
*Terex Corp.	21,000	1,377
*United Stationers, Inc.	25,900	1,197
Werner Enterprises, Inc.	66,100	1,126

Total		28,063

Information Technology (7.1%)
*Amkor Technology, Inc.	67,400	575
*Arrow Electronics, Inc.	36,100	1,418
AVX Corp.	16,100	216
*Checkpoint Systems, Inc.	36,900	959
*CommScope, Inc.	24,300	1,196
*Sanmina-SCI Corp.	124,900	227
*Spansion, Inc. — Class A	64,000	252
*Tech Data Corp.	13,500	509
*Teradyne, Inc.	39,000	403
*Vishay Intertechnology, Inc.	106,000	1,209
*Zoran Corp.	52,400	1,180

Total		8,144

Materials (15.3%)
AptarGroup, Inc.	21,200	867
Ashland, Inc.	30,100	1,428
Celanese Corp.	34,100	1,443
Cleveland-Cliffs, Inc.	7,600	766
Commercial Metals Co.	47,100	1,387
Cytec Industries, Inc.	26,800	1,650
The Lubrizol Corp.	24,500	1,327
Metal Management, Inc.	18,900	861
Methanex Corp.	28,800	795
Quanex Corp.	26,500	1,375
*Rockwood Holdings, Inc.	59,500	1,977
Silgan Holdings, Inc.	15,900	826
Sonoco Products Co.	17,900	585
Steel Dynamics, Inc.	34,300	2,043
*Zep, Inc.	9,950	138

Total		17,468

Utilities (6.3%)
Allegheny Energy, Inc.	10,100	642
Atmos Energy Corp.	37,700	1,057
Northeast Utilities	52,300	1,638
Puget Energy, Inc.	21,100	579
*Reliant Energy, Inc.	70,900	1,861
Wisconsin Energy Corp.	28,300	1,378

Total		7,155

Total Common Stocks (Cost: $113,124)		113,206

The Accompanying Notes are an Integral Part of the Financial Statements.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Money Market Investments (1.4%)	Shares/ $ Par	Value $ (000’s)

Finance Services (1.4%)
Rabobank Financial Corp., 3.74%, 1/2/08	1,600,000	1,600

Total Money Market Investments (Cost: $1,600)		1,600

Total Investments (100.3%) (Cost $114,724)(a)		114,806

Other Assets, Less Liabilities (-0.3%)		(351)

Net Assets (100.0%)		114,455

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $114,719 and the net unrealized appreciation of investments based on that cost was $87 which is comprised of $16,032 aggregate gross unrealized appreciation and $15,945 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

AllianceBernstein Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Seek capital appreciation by investing in small companies with potential for above-average growth.	$544 million

Portfolio Overview

The Small Cap Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing in emerging companies with above-average growth potential supported by financial strength and capable management. Holdings are smaller companies with a median market capitalization of approximately $1 billion; the range of market capitalization is generally between $200 million and $3 billion. In evaluating individual companies, factors such as the growth rates of revenues and earnings, opportunities for margin expansion, financial strength, and quality of management are important variables.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. However, small-cap growth performed well thanks to strong performance from stocks in such traditional growth sectors as Health Care and Information Technology. For all of 2007, returns for large-, medium-, and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Small Cap Growth Stock Portfolio returned 9.54% for all of 2007, outperforming the 7.05% and –0.30% return of the Russell 2000 Growth and Standard & Poor’s SmallCap 600® Indices, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its Small-Cap Growth Funds peer group, which had an average return of 9.09%, according to Lipper Analytical services, Inc., an independent mutual fund ranking agency.

Looking at the Portfolio’s absolute return, performance was driven by holdings in the Health Care and Industrials sectors. Telecommunication Services was the only sector to detract meaningfully from absolute results. Relative to the Russell Index, positioning among Financials and Energy shares led performance, while Information Technology holdings detracted.

Stock selection among Financials and Energy shares was a key source of strength relative to the Indices. In Financials, it helped to avoid real estate investment trusts and management firms, as well as consumer finance companies. Instead we favored capital market-related shares positioned to benefit from the volume and volatility of trading in financial markets. One stock here deserves special mention — FCStone Group, a leading contributor to performance for the year. This commodity risk management firm benefited from demand for its hedging expertise in a period of surging prices and volatility for agricultural commodities.

In Energy, our holdings were concentrated in equipment and services names. Oceaneering International, a provider of remote-controlled equipment for deep-water drilling, was the top contributor in this space. Demand for its products jumped as exploration activity picked up along with the price and scarcity of oil. Other notable contributors in this space were T-3 Energy Services, Global Industries, and Dril-Quip, which all benefited from the increased demand for expertise and equipment related to offshore drilling and exploration.

Industrial shares, which were leading contributors to absolute results, captured some of the best- and worst-performing individual positions in the Portfolio. On the positive side, financial consulting firm Huron Consulting Group was a leading contributor for the second consecutive year. In addition, industrial maintenance firm Team Inc. benefited from heavy demand by refineries for maintenance and help with clean emissions. The company reported a significant increase in revenue during the fourth quarter of 2007 and raised its outlook for 2008.

At the other end of the spectrum, some of our biggest detractors were commercial services-related stocks sensitive to changes in the pace of business activity. Two of these were ICT Group and PeopleSupport, firms that outsource back-office functions, both of which endured some difficult quarters. In addition, the leading detractor from results was Marlin Business Services. The firm, which is categorized in the Financial sector, provides computers, copiers, and other equipment to small businesses. The stock stumbled badly after failing to meet business targets and expectations set by management.

Among other detractors, our stock selection was least effective among Information Technology shares, limiting the Portfolio’s performance compared with the Indices. The sector was home to many of the largest detractors from performance,

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

particularly in the IT services, software, and electronic equipment industries. The general theme explaining underperformance among software gamers THQ, The9, and Glu Mobile was company- or product-specific issues that led to disappointing revenues and/or profits. In the electronic equipment industry, computer products reseller InsightEnterprises was the leading detractor after reporting disappointing third-quarter results, pushing out revenues into future quarters, and seeing higher costs as the company continued to work to digest a late-2006 acquisition. That said, the leading detractor in the sector was casino ATM operator Global Cash Access Holdings, which reported disappointing results and conducted an internal investigation into possible improprieties in some of its client contracts, though no wrongdoing was found.

Outlook

Looking ahead to 2008, we will continue our focus on identifying well-managed, attractively valued, fast-growing, small-cap companies. Because we build the Small Cap Growth Stock Portfolio from the bottom up, one stock at a time, our sector and industry allocations reflect where we’re finding the best growth opportunities at a given time. As of December 31, 2007, the top sector overweights were in Information Technology and Health Care. The most notable sector underweights were in Financials and Consumer Discretionary.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Small Cap Growth Stock Portfolio	9.54%	15.48%	14.36%
Russell 2000 Growth Index**	7.05%	16.50%	4.03%
S&P SmallCap 600 Index	-0.30%	16.04%	11.04%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average	9.09%	15.71%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 2000 Growth Index is replacing the S&P SmallCap 600 Index as the Portfolio’s primary benchmark because of the Russell 2000 Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$998.60	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	$2.82

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.8%)
*American Public Education, Inc.	35,600	1,487
*Capella Education Co.	138,800	9,087
*Deckers Outdoor Corp.	21,800	3,380
*Global Sources, Ltd.	113,573	3,205
*Life Time Fitness, Inc.	156,663	7,784
*LKQ Corp.	336,100	7,065
*New Oriental Education & Technology Group, Inc.	65,090	5,246
*Pinnacle Entertainment, Inc.	297,505	7,009
Sotheby’s	64,760	2,467
*The9, Ltd., ADR	151,617	3,232
*Ulta Salon, Cosmetics & Fragrance, Inc.	73,900	1,267
*Zumiez, Inc.	94,507	2,302

Total		53,531

Consumer Staples (1.6%)
*Central European Distribution Corp.	153,105	8,892

Total		8,892

Energy (7.3%)
*Arena Resources, Inc.	105,500	4,400
*Dril-Quip, Inc.	119,000	6,624
*Oceaneering International, Inc.	119,800	8,069
*T-3 Energy Services, Inc.	191,012	8,979
*Tesco Corp.	156,900	4,498
*W-H Energy Services, Inc.	67,100	3,772
*Willbros Group, Inc.	95,000	3,638

Total		39,980

Financials (6.3%)
CoBiz Financial, Inc.	161,923	2,408
*Encore Bancshares, Inc.	150,641	3,011
*FCStone Group, Inc.	157,166	7,234
*Global Cash Access Holdings, Inc.	322,566	1,955
Greenhill & Co., Inc.	65,349	4,344
*KBW, Inc.	220,842	5,651
optionsXpress Holdings, Inc.	279,969	9,470
PrivateBancorp, Inc.	5,700	186

Total		34,259

Health Care (17.9%)
*Adams Respiratory Therapeutics, Inc.	139,550	8,337
*AspenBio Pharma, Inc.	150,300	1,311
*BioMarin Pharmaceutical, Inc.	90,400	3,200
*Cepheid, Inc.	341,147	8,989
*Genoptix, Inc.	94,169	2,891
*Hologic, Inc.	76,912	5,279
*ICON PLC, ADR	50,900	3,149
*Masimo Corp.	165,660	6,535

Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Meridian Bioscience, Inc.	232,339	6,989
*NuVasive, Inc.	175,338	6,929
*Obagi Medical Products, Inc.	372,876	6,820
*Pediatrix Medical Group, Inc.	132,661	9,041
*Phase Forward, Inc.	231,868	5,043
*Providence Service Corp.	182,559	5,137
*Psychiatric Solutions, Inc.	145,844	4,740
*The Spectranetics Corp.	219,998	3,373
*Thoratec Corp.	272,145	4,950
*TomoTherapy, Inc.	129,908	2,541
*Trans1, Inc.	140,977	2,322

Total		97,576

Industrials (13.1%)
*The Advisory Board Co.	138,153	8,868
*Astronics Corp.	66,800	2,839
*Axsys Technologies, Inc.	149,283	5,471
Bucyrus International, Inc. — Class A	71,942	7,150
*Corrections Corp. of America	189,798	5,601
*Huron Consulting Group, Inc.	68,114	5,492
Kaydon Corp.	55,009	3,000
Knight Transportation, Inc.	443,070	6,562
*Marlin Business Services Corp.	282,820	3,411
*Team, Inc.	220,577	8,069
*TransDigm Group, Inc.	69,400	3,135
UAP Holding Corp.	226,508	8,743
*VistaPrint, Ltd.	63,236	2,710

Total		71,051

Information Technology (30.1%)
*Advanced Energy Industries, Inc.	198,800	2,600
*Aruba Networks, Inc.	283,880	4,233
*Bankrate, Inc.	63,133	3,036
*Bidz.com, Inc.	86,000	771
*Blackboard, Inc.	97,181	3,912
*comScore, Inc.	167,639	5,470
*Comtech Group, Inc.	372,045	5,994
*Cymer, Inc.	54,577	2,125
*DealerTrack Holdings, Inc.	73,201	2,450
*Digital River, Inc.	66,963	2,214
*Double-Take Software, Inc.	110,200	2,394
*IHS, Inc. — Class A	122,483	7,418
*Insight Enterprises, Inc.	376,009	6,858
*Interactive Intelligence, Inc.	140,224	3,695
*JA Solar Holdings Co., Ltd.	67,800	4,733
*Limelight Networks, Inc.	399,713	2,754
*Macrovision Corp.	327,700	6,007
*Melanox Technologies, Ltd.	254,901	4,644
*MEMSIC, Inc.	171,100	1,733
*Netlogic Microsystems, Inc.	223,353	7,192

Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Omniture, Inc.	107,519	3,579
*Polycom, Inc.	107,237	2,979
*RF Micro Devices, Inc.	431,500	2,464
*Riverbed Technology, Inc.	216,936	5,801
*Rubicon Technology, Inc.	40,100	952
*SiRF Technology Holdings, Inc.	286,644	7,203
*Sohu.com, Inc.	162,265	8,848
*SonicWALL, Inc.	523,711	5,614
*Switch & Data Facilities Co.	528,263	8,463
*Synaptics, Inc.	55,400	2,280
*Synchronoss Technologies, Inc.	200,506	7,106
*Taleo Corp. — Class A	179,224	5,337
*TechTarget	189,900	2,807
*Tessera Technologies, Inc.	192,100	7,991
*The Ultimate Software Group, Inc.	177,067	5,572
*ValueClick, Inc.	206,036	4,512
*VanceInfo Technologies, Inc., ADR	136,700	1,230

Total		162,971

Materials (3.2%)
Airgas, Inc.	133,940	6,979
*Haynes International, Inc.	60,900	4,233
Silgan Holdings, Inc.	122,529	6,364

Total		17,576

Other Holdings (0.9%)
SPDR Metals & Mining ETF	70,003	4,839

Total		4,839

Telecommunication Services (2.4%)
*Centennial Communications Corp.	584,311	5,427
*Glu Mobile, Inc.	446,073	2,329
*PAETEC Holding Corp.	526,537	5,134

Total		12,890

Utilities (1.0%)
ITC Holdings Corp.	100,700	5,681

Total		5,681

Total Common Stocks (Cost: $482,938)		509,246

Money Market Investments (6.3%)

Autos (1.8%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	10,000,000	9,985

Total		9,985

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Money Market Investments (6.3%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.5%)
Federal Home Loan Bank, 4.20%, 2/29/08	2,500,000	2,483

Total		2,483

Finance Services (1.9%)
Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		9,999

Miscellaneous Business Credit Institutions (0.3%)
General Electric Capital Corp., 3.25%, 1/2/08	1,700,000	1,700

Total		1,700

Security Brokers and Dealers (1.8%)
(b)Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		9,959

Total Money Market Investments (Cost: $34,126)		34,126

Total Investments (99.9%) (Cost $517,064)(a)		543,372

Other Assets, Less Liabilities (0.1%)		614

Net Assets (100.0%)		543,986

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $518,067 and the net unrealized appreciation of investments based on that cost was $25,305 which is comprised of $66,404 aggregate gross unrealized appreciation and $41,099 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Index Futures (Long)	44	3/08	$604
(Total Notional Value at December 31, 2007, $16,385)

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
The Portfolio’s investment objective is to achieve investment results that approximate the performance of the S&P’s SmallCap 600® Index’s performance.	Invest in stocks included in the S&P SmallCap 600® Index while maintaining sector proportions in the Portfolio equal to the Index.	$24 million

Portfolio Overview

The Index 600 Stock Portfolio seeks investment results that approximate the performance of the S&P’s SmallCap 600® Composite Stock Price Index. The Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600® Index, and in total return swaps whose performance is related to the index. The Portfolio may also invest in exchange traded funds in an attempt to gain exposure to the market while awaiting the purchase of underlying securities. The Portfolio invests in stocks included in the S&P Small Cap 600® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Small-cap and value-oriented shares were further weighed down by the slowdown in economic growth. In addition, these shares were vulnerable to a reversal after years of outperforming large-cap and growth-oriented stocks. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400® , and 600® Stock Indices, respectively.

Mirroring the volatility in the broader market, returns for the ten sectors making up the S&P 600® varied widely for the full year. The best-performing sector was Energy, up 23%, led by energy equipment and services firms benefiting from greater spending on exploration and production with oil at an all-time high. Meanwhile, Materials and Industrials both rose 10%, led by big gains in metals & mining, in the case of Materials, and aerospace and machinery in the Industrials sector.

The growth-oriented Health Care and Information Technology sectors benefited from investors seeking proven growers as the economy slowed, gaining 19% and 9%, respectively. Utilities and Consumer Staples, often prized for their safe-haven qualities, lost some of that attraction in the more volatile small-cap space. As a result, these shares managed only modest gains, with Consumer Staples and Utilities up 4% and 1%, respectively.

At the other end of the spectrum, Financials stocks declined 23%, taken down by problems in the credit and real estate markets following from the subprime meltdown. Tighter credit coupled with falling home values and consumer confidence weighed on spending, resulting in negative returns for Consumer Discretionary shares, which declined 23%. Finally, Telecommunication Services also posted a substantial negative return, down 27%, although in the small-cap space this sector is comprised of a single stock that makes up only a tiny fraction of the Index.

Portfolio Performance

From the period since the Portfolio’s April 30, 2007 inception to December 31, 2007, the Index 600 Stock Portfolio had a return of –5.89%, while the S&P SmallCap 600® Index returned –5.50%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance lagged the S&P SmallCap 600® Index due to transaction costs, administrative expenses, and cash flow effects.

As we seek to track the performance and weightings of stocks in the S&P SmallCap 600® Index, we make adjustments to the Portfolios’ holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. From the Portfolio’s April 30 inception to December 31, 2007, there were 57 stocks added to the Index, and a like number of companies were eliminated. We try to make these adjustments in a way that minimizes the cost of our trading.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Outlook

Looking ahead to 2008, the environment for equities appears challenging as we enter a period of decelerating economic growth. That could be difficult for small-cap stocks in the near term, because they tend to be sensitive to changes in the economy. However, a compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both styles of investing across an entire segment of the market.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
Index 600 Stock Portfolio	-5.89%
S&P SmallCap 600 Index	-5.50%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500”, “Standard & Poor’s 500”, S&P SmallCap 600 and Standard & Poor’s SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$915.40	$1.70
Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$1.79

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.3%)
*4Kids Entertainment, Inc.	480	6
Aaron Rents, Inc.	1,973	38
Arbitron, Inc.	1,027	43
Arctic Cat, Inc.	431	5
*Audiovox Corp. — Class A	665	8
Bassett Furniture Industries, Inc.	429	4
Big 5 Sporting Goods Corp.	804	12
*Blue Nile, Inc.	584	40
*Bright Horizons Family Solutions, Inc.	955	33
*Brightpoint, Inc.	1,863	29
Brown Shoe Co., Inc.	1,609	24
*Buffalo Wild Wings, Inc.	557	13
Building Materials Holding Corp.	1,068	6
*Cabela’s, Inc.	1,437	22
*California Pizza Kitchen, Inc.	1,061	17
The Cato Corp. — Class A	1,135	18
*CEC Entertainment, Inc.	1,070	28
*Champion Enterprises, Inc.	2,806	26
*Charlotte Russe Holding, Inc.	908	15
*The Children’s Place Retail Stores, Inc.	857	22
Christopher & Banks Corp.	1,288	15
CKE Restaurants, Inc.	1,989	26
Coachmen Industries, Inc.	573	3
*Coinstar, Inc.	1,017	29
CPI Corp.	193	5
*Crocs, Inc.	2,999	109
*Deckers Outdoor Corp.	472	72
*The Dress Barn, Inc.	1,639	21
*Drew Industries, Inc.	662	18
Ethan Allen Interiors, Inc.	1,083	31
The Finish Line, Inc. — Class A	1,545	4
*Fleetwood Enterprises, Inc.	2,337	14
*Fossil, Inc.	1,691	70
Fred’s, Inc.	1,465	14
*Genesco, Inc.	829	31
Group 1 Automotive, Inc.	828	20
*The Gymboree Corp.	1,042	32
Haverty Furniture Companies, Inc.	793	7
*Hibbett Sports Inc.	1,131	23
*Hot Topic, Inc.	1,585	9
*Iconix Brand Group, Inc.	2,070	41
IHOP Corp.	544	20
*Jack in the Box, Inc.	2,178	55
*JAKKS Pacific, Inc.	1,027	24
*Jo-Ann Stores, Inc.	909	12
*Jos. A. Bank Clothiers, Inc.	661	19
Kellwood Co.	939	16
K-Swiss, Inc. — Class A	973	18
Landry’s Restaurants, Inc.	452	9
La-Z-Boy, Inc.	1,870	15
Libbey, Inc.	529	8

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Lithia Motors, Inc.	581	8
*Live Nation, Inc.	2,667	39
*LKQ Corp.	4,116	86
M/I Homes, Inc.	450	5
*Maidenform Brands, Inc.	685	9
The Marcus Corp.	784	12
*MarineMax, Inc.	673	10
The Men’s Wearhouse, Inc.	1,904	51
*Meritage Homes Corp.	955	14
*Midas, Inc.	520	8
Monaco Coach Corp.	1,090	10
*Monarch Casino & Resort, Inc.	514	12
Movado Group, Inc.	702	18
*Multimedia Games, Inc.	839	7
National Presto Industries, Inc.	172	9
Nautilus, Inc.	1,148	6
O’Charley’s, Inc.	807	12
Oxford Industries, Inc.	566	15
*P.F. Chang’s China Bistro, Inc.	946	22
*Panera Bread Co. — Class A	1,174	42
*Papa John’s International, Inc.	751	17
*Peet’s Coffee & Tea, Inc.	454	13
The Pep Boys — Manny, Moe & Jack	1,507	17
*PetMed Express, Inc.	890	11
*Pinnacle Entertainment, Inc.	2,176	51
Polaris Industries, Inc.	1,273	60
Pool Corp.	1,724	34
*Pre-Paid Legal Services, Inc.	319	18
*Quiksilver, Inc.	4,472	38
*Radio One, Inc.	2,951	7
*RC2 Corp.	689	19
*Red Robin Gourmet Burgers, Inc.	610	20
*Russ Berrie and Co., Inc.	608	10
*Ruth’s Chris Steak House, Inc.	692	6
*Select Comfort Corp.	1,703	12
*Shuffle Master, Inc.	1,281	15
*Skechers U.S.A., Inc. — Class A	1,181	23
Skyline Corp.	247	7
Sonic Automotive, Inc.	1,132	22
*Sonic Corp.	2,210	48
Spartan Motors, Inc.	1,186	9
Stage Stores, Inc.	1,506	22
*Stamps.com, Inc.	586	7
Standard Motor Products, Inc.	436	4
Standard Pacific Corp.	2,362	8
*The Steak n Shake Co.	1,032	11
Stein Mart, Inc.	939	4
*Sturm, Ruger & Co., Inc.	829	7
Superior Industries International, Inc.	842	15
*Texas Roadhouse, Inc. — Class A	1,959	22
*Tractor Supply Co.	1,219	44

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Triarc Companies, Inc. — Class B	2,294	20
Tuesday Morning Corp.	1,085	6
*Tween Brands, Inc.	897	24
UniFirst Corp.	519	20
*Universal Electronics, Inc.	530	18
*Universal Technical Institute, Inc.	853	15
*Volcom, Inc.	531	12
Winnebago Industries, Inc.	1,075	23
*WMS Industries, Inc.	1,508	55
Wolverine World Wide, Inc.	1,900	47
*Zale Corp.	1,622	26
*Zumiez, Inc.	654	16

Total		2,477

Consumer Staples (2.8%)
*Alliance One International, Inc.	3,236	13
The Andersons, Inc.	651	29
*The Boston Beer Co., Inc.	371	14
Casey’s General Stores, Inc.	1,843	55
*Central Garden & Pet Co. — Class A	2,612	14
*Chattem, Inc.	690	52
Flowers Foods, Inc.	2,846	68
*The Great Atlantic & Pacific Tea Co., Inc.	834	26
*The Hain Celestial Group, Inc.	1,443	46
J & J Snack Foods Corp.	510	16
Lance, Inc.	1,135	23
Longs Drug Stores Corp.	1,152	54
Mannatech, Inc.	568	4
Nash Finch Co.	492	17
*Performance Food Group Co.	1,290	35
*Ralcorp Holdings, Inc.	934	57
Sanderson Farms, Inc.	557	19
Spartan Stores, Inc.	796	18
*Spectrum Brands, Inc.	1,484	8
*TreeHouse Foods, Inc.	1,135	26
*United Natural Foods, Inc.	1,558	49
*USANA Health Sciences, Inc.	305	11
WD-40 Co.	613	23

Total		677

Energy (6.6%)
*Atwood Oceanics, Inc.	1,002	100
*Basic Energy Services, Inc.	818	18
*Bristow Group, Inc.	864	49
Cabot Oil & Gas Corp.	3,531	143
CARBO Ceramics, Inc.	739	27
*Dril-Quip, Inc.	986	55
Gulf Island Fabrication, Inc.	397	13
*Helix Energy Solutions Group, Inc.	3,321	138
*Hornbeck Offshore Services, Inc.	838	38

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

.Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
*ION Geophysical Corp.	2,995	47
Lufkin Industries, Inc.	535	31
Massey Energy Co.	2,896	104
*Matrix Service Co.	967	21
*NATCO Group, Inc. — Class A	670	36
*Oceaneering International, Inc.	2,003	135
*Patriot Coal Corp.	963	40
Penn Virginia Corp.	1,377	60
*Petroleum Development Corp.	542	32
*Pioneer Drilling Co.	1,806	21
*SEACOR Holdings, Inc.	842	78
St. Mary Land & Exploration Co.	2,286	88
*Stone Energy Corp.	1,019	48
*Superior Well Services, Inc.	572	12
*Swift Energy Co.	1,095	48
*TETRA Technologies, Inc.	2,702	42
*Unit Corp.	1,687	78
*W-H Energy Services, Inc.	1,116	63
World Fuel Services Corp.	1,040	30

Total		1,595

Financials (13.0%)
Acadia Realty Trust	1,170	30
Alabama National BanCorporation	616	48
Anchor BanCorp Wisconsin, Inc.	643	15
Bank Mutual Corp.	1,913	20
BankAtlantic Bancorp, Inc. — Class A	1,502	6
BankUnited Financial Corp. — Class A	1,140	8
BioMed Realty Trust, Inc.	2,381	55
Boston Private Financial Holdings, Inc.	1,361	37
Brookline Bancorp, Inc.	2,145	22
Cascade Bancorp	1,036	14
Cash America International, Inc.	1,062	34
Central Pacific Financial Corp.	1,087	20
Chittenden Corp.	1,626	58
Colonial Properties Trust	1,711	39
Columbia Banking System, Inc.	651	19
Community Bank System, Inc.	1,079	21
Corus Bankshares, Inc.	1,185	13
Delphi Financial Group, Inc. — Class A	1,600	56
DiamondRock Hospitality Co.	3,445	52
Dime Community Bancshares	918	12
Downey Financial Corp.	709	22
East West Bancorp, Inc.	2,292	56
EastGroup Properties, Inc.	866	36
Entertainment Properties Trust	1,021	48
Essex Property Trust, Inc.	916	90
Extra Space Storage, Inc.	2,216	32
Financial Federal Corp.	933	21
First BanCorp.	2,759	20
*First Cash Financial Services, Inc.	1,049	15

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
First Commonwealth Financial Corp.	2,313	25
First Financial Bancorp.	1,114	13
First Indiana Corp.	451	14
First Midwest Bancorp, Inc.	1,767	54
*FirstFed Financial Corp.	496	18
Flagstar Bancorp, Inc.	1,337	9
*Forestar Real Estate Group, Inc.	1,338	32
*Franklin Bank Corp.	923	4
Fremont General Corp.	2,519	9
Frontier Financial Corp.	1,512	28
Glacier Bancorp, Inc.	1,950	37
*Guaranty Financial Group, Inc.	1,307	21
Hancock Holding Co.	899	34
Hanmi Financial Corp.	1,435	12
Hilb Rogal and Hobbs Co.	1,347	55
Independent Bank Corp.	723	7
Infinity Property & Casualty Corp.	595	21
Inland Real Estate Corp.	2,121	30
*Investment Technology Group, Inc.	1,595	76
Irwin Financial Corp.	683	5
Kilroy Realty Corp.	1,192	66
Kite Realty Group Trust	1,054	16
*LaBranche & Co., Inc.	1,968	10
LandAmerica Financial Group, Inc.	566	19
Lexington Realty Trust	2,316	34
LTC Properties, Inc.	734	18
Medical Properties Trust, Inc.	1,830	19
Mid-America Apartment Communities, Inc.	930	40
Nara Bancorp, Inc.	792	9
National Retail Properties, Inc.	2,614	61
*The Navigators Group, Inc.	464	30
optionsXpress Holdings, Inc.	1,603	54
Parkway Properties, Inc.	562	21
*Philadelphia Consolidated Holding Corp.	2,120	84
*Piper Jaffray Companies, Inc.	636	29
*Portfolio Recovery Associates, Inc.	549	22
Presidential Life Corp.	784	14
PrivateBancorp, Inc.	694	23
*ProAssurance Corp.	1,188	65
Prosperity Bancshares, Inc.	1,396	41
Provident Bankshares Corp.	1,159	25
PS Business Parks, Inc.	582	31
*Rewards Network, Inc.	976	5
RLI Corp.	703	40
Safety Insurance Group, Inc.	589	22
*SCPIE Holdings, Inc.	301	8
Selective Insurance Group, Inc.	1,930	44
Senior Housing Properties Trust	3,225	73
*Signature Bank	1,080	36
The South Financial Group, Inc.	2,634	41
Sovran Self Storage, Inc.	788	32

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Sterling Bancorp	648	9
Sterling Bancshares, Inc.	2,655	30
Sterling Financial Corp.	1,870	31
Stewart Information Services Corp.	656	17
Susquehanna Bancshares, Inc.	3,101	57
SWS Group, Inc.	817	10
Tanger Factory Outlet Centers, Inc.	1,139	43
Tower Group, Inc.	734	25
*TradeStation Group, Inc.	1,044	15
*Triad Guaranty, Inc.	450	4
TrustCo Bank Corp. NY	2,739	27
UCBH Holdings, Inc.	3,795	54
UMB Financial Corp.	1,320	51
Umpqua Holdings Corp.	2,180	33
United Bankshares, Inc.	1,402	39
United Community Banks, Inc.	1,452	23
United Fire & Casualty Co.	805	23
Whitney Holding Corp.	2,462	64
Wilshire Bancorp, Inc.	640	5
Wintrust Financial Corp.	852	28
*World Acceptance Corp.	611	16
Zenith National Insurance Corp.	1,348	60

Total		3,119

Health Care (11.0%)
*Allscripts Healthcare Solutions, Inc.	2,065	40
*Alpharma, Inc. — Class A	1,587	32
*Amedisys, Inc.	954	46
*American Medical Systems Holdings, Inc.	2,627	38
*AMERIGROUP Corp.	1,935	71
*AMN Healthcare Services, Inc.	1,095	19
*AmSurg Corp.	1,130	31
Analogic Corp.	486	33
*ArQule, Inc.	1,256	7
*ArthroCare Corp.	1,015	49
*BioLase Technology, Inc.	835	2
*Bradley Pharmaceuticals, Inc.	493	10
Cambrex Corp.	1,054	9
*Centene Corp.	1,583	43
Chemed Corp.	870	49
*CONMED Corp.	1,040	24
The Cooper Companies, Inc.	1,629	62
*Cross Country Healthcare, Inc.	1,161	17
*CryoLife, Inc.	901	7
*Cyberonics, Inc.	815	11
Datascope Corp.	471	17
*Dionex Corp.	678	56
*Enzo Biochem, Inc.	1,135	14
*Gentiva Health Services, Inc.	1,017	19
*Greatbatch, Inc.	817	16
*Haemonetics Corp.	924	58
*HealthExtras, Inc.	1,345	35
*Healthways, Inc.	1,296	76
*Hooper Holmes, Inc.	2,496	4
*ICU Medical, Inc.	449	16
*IDEXX Laboratories, Inc.	2,227	131

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Immucor, Inc.	2,544	86
*Integra LifeSciences Holdings	671	28
Invacare Corp.	1,163	29
*inVentiv Health, Inc.	1,175	36
*Kendle International, Inc.	468	23
*Kensey Nash Corp.	446	13
LCA-Vision, Inc.	693	14
*LHC Group, Inc.	524	13
*LifeCell Corp.	1,111	48
*Martek Biosciences Corp.	1,174	35
*Matria Healthcare, Inc.	779	19
*MedCath Corp.	495	12
Mentor Corp.	1,234	48
Meridian Bioscience, Inc.	1,450	44
*Merit Medical Systems, Inc.	993	14
*MGI Pharma, Inc.	2,932	119
*Molina Healthcare, Inc.	516	20
*Noven Pharmaceuticals, Inc.	893	12
*Odyssey HealthCare, Inc.	1,189	13
*Omnicell, Inc.	1,254	34
*Osteotech, Inc.	642	5
Owens & Minor, Inc.	1,485	63
*Palomar Medical Technologies, Inc.	665	10
*PAREXEL International Corp.	1,011	49
*Pediatrix Medical Group, Inc.	1,760	120
*Pharmanet Development Group, Inc.	687	27
*PharMerica Corp.	1,104	15
*Phase Forward, Inc.	1,538	33
*Possis Medical, Inc.	618	9
*PSS World Medical, Inc.	2,353	46
*Regeneron Pharmaceuticals, Inc.	2,406	58
*RehabCare Group, Inc.	629	14
*Res-Care, Inc.	923	23
*Respironics, Inc.	2,693	177
*Salix Pharmaceuticals, Ltd.	1,731	14
*Savient Pharmaceuticals, Inc.	1,597	37
*Sciele Pharma, Inc.	1,296	27
*Sierra Health Services, Inc.	2,044	86
*Sunrise Senior Living, Inc.	1,629	50
*SurModics, Inc.	548	30
*Symmetry Medical, Inc.	1,289	22
*Theragenics Corp.	1,210	4
*ViroPharma, Inc.	2,542	20
Vital Signs, Inc.	290	15

Total		2,656

Industrials (13.5%)
A.O. Smith Corp.	806	28
*A.S.V., Inc.	738	10
*AAR CORP.	1,380	52
ABM Industries, Inc.	1,598	33
Acuity Brands, Inc.	1,536	69
Administaff, Inc.	856	24
Albany International Corp. — Class A	956	35
Angelica Corp.	355	7
Apogee Enterprises, Inc.	1,059	18
Applied Industrial Technologies, Inc.	1,338	39

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Applied Signal Technology, Inc.	450	6
Arkansas Best Corp.	915	20
*Astec Industries, Inc.	697	26
Baldor Electric Co.	1,669	56
Barnes Group, Inc.	1,643	55
Belden, Inc.	1,645	73
Bowne & Co., Inc.	971	17
Brady Corp. — Class A	1,979	69
Briggs & Stratton Corp.	1,802	41
*C&D Technologies, Inc.	933	6
Cascade Corp.	331	15
CDI Corp.	495	12
*Ceradyne, Inc.	993	47
CLARCOR, Inc.	1,814	69
*Consolidated Graphics, Inc.	440	21
Cubic Corp.	564	22
Curtiss-Wright Corp.	1,617	82
*EMCOR Group, Inc.	2,359	56
*EnPro Industries, Inc.	786	24
*Esterline Technologies Corp.	1,064	55
Forward Air Corp.	1,097	34
*Frontier Airlines Holdings, Inc.	1,333	7
G & K Services, Inc. — Class A	771	29
*Gardner Denver, Inc.	1,946	64
*GenCorp, Inc.	2,055	24
Gibraltar Industries, Inc.	1,087	17
*Griffon Corp.	957	12
Healthcare Services Group, Inc.	1,548	33
Heartland Express, Inc.	2,080	29
Heidrick & Struggles International, Inc.	642	24
*Hub Group, Inc. — Class A	1,410	37
*Insituform Technologies, Inc. — Class A	999	15
Interface, Inc. — Class A	1,983	32
Kaman Corp.	895	33
Kaydon Corp.	1,029	56
*Kirby Corp.	1,945	91
Knight Transportation, Inc.	2,110	31
Landstar System, Inc.	1,955	83
Lawson Products, Inc.	152	6
Lennox International, Inc.	2,326	97
Lindsay Corp.	428	30
*Lydall, Inc.	600	6
*Magnetek, Inc.	1,100	5
*Mesa Air Group, Inc.	1,045	3
*Mobile Mini, Inc.	1,253	23
*Moog, Inc. — Class A	1,544	71
Mueller Industries, Inc.	1,347	39
*NCI Building Systems, Inc.	730	21
*Old Dominion Freight Line, Inc.	1,031	24
*On Assignment, Inc.	1,288	9
Regal-Beloit Corp.	1,167	52
Robbins & Myers, Inc.	623	47
*School Specialty, Inc.	640	22
*The Shaw Group, Inc.	2,950	179
Simpson Manufacturing Co., Inc.	1,356	36

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
SkyWest, Inc.	2,214	59
*Spherion Corp.	2,036	15
The Standard Register Co.	459	5
Standex International Corp.	454	8
*Teledyne Technologies, Inc.	1,276	68
*Tetra Tech, Inc.	2,126	46
The Toro Co.	1,444	80
Tredegar Corp.	846	14
Triumph Group, Inc.	608	50
*TrueBlue, Inc.	1,598	23
*United Stationers, Inc.	910	42
Universal Forest Products, Inc.	691	20
Valmont Industries, Inc.	627	56
Viad Corp.	748	24
Vicor Corp.	695	11
*Volt Information Sciences, Inc.	498	9
Wabash National Corp.	1,102	8
*Waste Connections, Inc.	2,472	76
Watsco, Inc.	895	33
Watson Wyatt Worldwide, Inc.	1,545	72
Watts Water Technologies, Inc.	1,142	34
Woodward Governor Co.	1,072	73

Total		3,234

Information Technology (15.3%)
*Actel Corp.	947	13
*Adaptec, Inc.	4,403	15
*Advanced Energy Industries, Inc.	1,301	17
Agilysys, Inc.	960	15
*AMIS Holdings, Inc.	2,372	24
*Anixter International, Inc.	1,159	72
*Ansoft Corp.	579	15
*ANSYS, Inc.	2,847	118
*Arris Group, Inc.	6,782	68
*ATMI, Inc.	1,226	40
*Avid Technology, Inc.	1,269	36
*Axcelis Technologies, Inc.	3,719	17
*Bankrate, Inc.	470	23
Bel Fuse, Inc. — Class B	431	13
*Bell Microproducts, Inc.	1,106	7
*Benchmark Electronics, Inc.	2,601	46
Black Box Corp.	643	23
Blackbaud, Inc.	1,609	45
*Blue Coat Systems, Inc.	1,382	45
*Brooks Automation, Inc.	2,577	34
*Cabot Microelectronics Corp.	873	31
*CACI International, Inc. — Class A	1,092	49
*Captaris, Inc.	952	4
*Catapult Communications Corp.	335	3
*Checkpoint Systems, Inc.	1,445	38
*CIBER, Inc.	1,975	12
Cognex Corp.	1,575	32
Cohu, Inc.	836	13
*Comtech Telecommunications Corp.	874	47
*Concur Technologies, Inc.	1,557	56
CTS Corp.	1,280	13
*CyberSource Corp.	2,496	44

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Cymer, Inc.	1,112	43
Daktronics, Inc.	1,217	27
*DealerTrack Holdings, Inc.	1,082	36
*Digi International, Inc.	933	13
*Diodes, Inc.	1,137	34
*Ditech Networks, Inc.	944	3
*DSP Group, Inc.	1,179	14
*Electro Scientific Industries, Inc.	1,011	20
*Epicor Software Corp.	2,125	25
*EPIQ Systems, Inc.	967	17
*Exar Corp.	1,765	14
FactSet Research Systems, Inc.	1,556	87
*FARO Technologies, Inc.	603	16
*FEI Co.	1,320	33
*FLIR Systems, Inc.	4,938	156
*Gerber Scientific, Inc.	853	9
Gevity HR, Inc.	847	7
*Harmonic, Inc.	3,393	36
*Hutchinson Technology, Inc.	959	25
*Informatica Corp.	3,189	57
*InfoSpace, Inc.	1,210	23
*Insight Enterprises, Inc.	1,761	32
*Intevac, Inc.	785	11
*Itron, Inc.	1,113	107
*j2 Global Communications, Inc.	1,795	38
*JDA Software Group, Inc.	965	20
Keithley Instruments, Inc.	514	5
*The Knot, Inc.	1,010	16
*Kopin Corp.	2,469	8
*Kulicke and Soffa Industries, Inc.	1,937	13
*Littelfuse, Inc.	813	27
*LoJack Corp.	674	11
*Manhattan Associates, Inc.	929	24
*ManTech International Corp.	712	31
MAXIMUS, Inc.	672	26
*Mercury Computer Systems, Inc.	824	13
Methode Electronics, Inc. — Class A	1,381	23
Micrel, Inc.	1,987	17
*MICROS Systems, Inc.	1,491	105
*Microsemi Corp.	2,811	62
*MKS Instruments, Inc.	1,814	35
MTS Systems Corp.	643	27
*Napster, Inc.	1,622	3
*NETGEAR, Inc.	1,279	46
*Network Equipment Technologies, Inc.	996	8
*Newport Corp.	1,349	17
*Novatel Wireless, Inc.	1,164	19
Park Electrochemical Corp.	740	21
*PC-Tel, Inc.	786	5
*Perficient, Inc.	1,116	18
*Pericom Semiconductor Corp.	943	18
*Phoenix Technologies, Ltd.	986	13
*Photon Dynamics, Inc.	606	5
*Photronics, Inc.	1,522	19
*Planar Systems, Inc.	642	4

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Plexus Corp.	1,690	44
*Progress Software Corp.	1,530	52
Quality Systems, Inc.	637	19
*Radiant Systems, Inc.	972	17
*RadiSys Corp.	807	11
*Rogers Corp.	650	28
*Rudolph Technologies, Inc.	1,061	12
*ScanSource, Inc.	941	30
*Secure Computing Corp.	2,067	20
*SI International, Inc.	479	13
*Skyworks Solutions, Inc.	5,880	50
*Smith Micro Software, Inc.	1,099	9
*Sonic Solutions	946	10
*SPSS, Inc.	695	25
*Standard Microsystems Corp.	849	33
*StarTek, Inc.	413	4
*Stratasys, Inc.	764	20
*Supertex, Inc.	496	16
*Sykes Enterprises, Inc.	1,188	21
*Symmetricom, Inc.	1,656	8
*Synaptics, Inc.	933	38
*SYNNEX Corp.	607	12
*Take-Two Interactive Software, Inc.	2,693	50
Technitrol, Inc.	1,487	42
*THQ, Inc.	2,402	68
*Tollgrade Communications, Inc.	482	4
*Trimble Navigation, Ltd.	4,411	134
*TTM Technologies, Inc.	1,541	18
*Tyler Technologies, Inc.	1,272	16
*Ultratech, Inc.	845	10
United Online, Inc.	2,461	29
*Varian Semiconductor Equipment Associates, Inc.	2,760	102
*Veeco Instruments, Inc.	1,155	19
*ViaSat, Inc.	959	33
*Websense, Inc.	1,650	28
*Wright Express Corp.	1,446	51
*X-Rite, Inc.	1,064	12

Total		3,678

Materials (3.5%)
A. Schulman, Inc.	1,016	22
A.M. Castle & Co.	595	16
AMCOL International Corp.	809	29
AptarGroup, Inc.	2,485	101
Arch Chemicals, Inc.	901	33
*Brush Engineered Materials, Inc.	742	27
*Buckeye Technologies, Inc.	1,421	18
*Caraustar Industries, Inc.	1,072	3
*Century Aluminum Co.	1,058	57
Chesapeake Corp.	722	4
Deltic Timber Corp.	386	20
Georgia Gulf Corp.	1,251	8
H.B. Fuller Co.	2,183	49
*Headwaters, Inc.	1,541	18
*Material Sciences Corp.	444	3
Myers Industries, Inc.	1,023	15
Neenah Paper, Inc.	543	16

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Materials continued
*OM Group, Inc.	1,106	64
*Omnova Solutions, Inc.	1,545	7
Penford Corp.	404	10
*PolyOne Corp.	3,385	22
Quaker Chemical Corp.	368	8
Quanex Corp.	1,352	70
Rock-Tenn Co. — Class A	1,216	31
*RTI International Metals, Inc.	839	58
Schweitzer-Mauduit International, Inc.	566	15
Texas Industries, Inc.	995	70
Tronox, Inc. — Class B	1,507	13
Wausau Paper Corp.	1,846	17
*Zep, Inc.	778	11

Total		835

Other Holdings (0.7%)
iShares S&P SmallCap 600 Index Fund	2,603	170

Total		170

Telecommunication Services (0.1%)
*General Communication, Inc. — Class A	1,645	14

Total		14

Utilities (3.8%)
ALLETE, Inc.	942	37
American States Water Co.	625	24
Atmos Energy Corp.	3,264	92
Avista Corp.	1,922	41
Central Vermont Public Service Corp.	371	11
CH Energy Group, Inc.	493	22
Cleco Corp.	2,182	61
*El Paso Electric Co.	1,641	42
The Laclede Group, Inc.	788	27
New Jersey Resources Corp.	1,009	50
Northwest Natural Gas Co.	962	47
Piedmont Natural Gas Co., Inc.	2,694	70
South Jersey Industries, Inc.	1,075	39
Southern Union Co.	4,365	128
Southwest Gas Corp.	1,550	46
UGI Corp.	3,880	106
UIL Holdings Corp.	915	34
Unisource Energy Corp.	1,285	41

Total		918

Total Common Stocks (Cost: $21,033)		19,373

Money Market Investments (19.5%)

Autos (4.2%)
Daimler Chrysler Auto, 6.00%, 1/10/08	1,000,000	999

Total		999

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Money Market Investments (19.5%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (7.0%)
Federal Home Loan Bank, 4.27%, 1/11/08	1,700,000	1,697

Total		1,697

Finance Lessors (4.2%)
(k)Windmill Funding Corp., 5.70%, 1/14/08	1,000,000	998

Total		998

Finance Services (4.1%)
Rabobank Financial Corp., 3.74%, 1/2/08	1,000,000	1,000

Total		1,000

Total Money Market Investments (Cost: $4,694)		4,694

Total Investments (100.1%) (Cost $25,727)(a)		24,067

Other Assets, Less Liabilities (-0.1%)		(28)

Net Assets (100.0%)		24,039

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $25,745 and the net unrealized depreciation of investments based on that cost was $1,678 which is comprised of $1,330 aggregate gross unrealized appreciation and $3,008 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2007:

Total Return Swaps

Counterparty	Reference Entity	Payments Made by the Fund	Payments Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Credit Suisse Securities (Europe) Ltd.	S&P Smallcap 600 Index	1 Month USD-LIBOR +7 Basis Points (BPS)	S&P Smallcap 600 Index Total Return	5/2008	4,738	$(43)

(k)	Securities with an aggregate market value of $998 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

T. Rowe Price Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in small companies whose common stocks are believed to be undervalued.	$338 million

Portfolio Overview

The T. Rowe Price Small Cap Value Portfolio invests in companies whose common stocks appear to be undervalued and that have market capitalizations in the range of the S&P SmallCap 600® Index whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Small-cap and value-oriented shares were further weighed down by the slowdown in economic growth. In addition, these shares were vulnerable to a reversal after years of outperforming large-cap and growth-oriented stocks. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400® , and 600® Stock Indices, respectively.

Portfolio Performance

For the year ended December 31, 2007, the Portfolio’s return of –0.83% outperformed the Russell 2000 Value Index return of –9.78%. However, the Portfolio underperformed relative to the S&P 600® Index, which returned –0.30% in 2007. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Small-Cap Value Funds, was –6.61% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

Of the Portfolio’s most heavily weighted sectors, the Industrials, Materials, and Energy sectors produced absolute gains, while the Financials, Information Technology, and Consumer Discretionary sectors generated absolute losses. Versus the S&P 600® Index, detractors from performance were the Information Technology, Industrials, and Health Care sectors. The main contributors to relative performance were the Financials and Consumer Discretionary sectors.

Information Technology was by far the biggest detractor from performance relative to the S&P 600® Index. Stock selection and a significantly underweight position had negative impact. Companies that subtracted the most from performance included MPS Group, a staffing firm that was hurt by recent weakness in employment numbers, and Websense, a provider of URL filtering software that faced headwinds such as market saturation and integration challenges from acquiring its main rival SurfControl. Packeteer, a provider of wide area network application delivery and optimization products, issued a couple of disappointing reports and we eliminated our position in July.

The Industrials sector performed well in 2007 given its ties to the growing global economy. During the year, the Portfolio benefited from having an overweight position in a strong performing sector and our holdings in the commercial services and supplies industry did well. Unfortunately, these positive factors were more than offset by weakness in other industries where several companies struggled with issues ranging from management turnover to higher costs and increased competition.

Concern about a slowing economy lent support to Health Care stocks this year. The Portfolio’s relative performance was hampered by having an underweight position in a strong-performing sector and by the more subdued gains of our holdings. While our biotechnology investments did well, driven by positive results in drug trials, this was offset by weakness among our life sciences tools and services, and health care equipment and supplies companies.

Although it was weak on an absolute basis, the Financials sector added the most to the Portfolio’s performance versus the S&P 600® Index. Top contributors included commercial banks and insurance companies. First Republic Bank, a bank that focuses on high net worth clients and their businesses, agreed to be acquired for a premium by Merrill Lynch. Two insurance companies that were top contributors in the fourth quarter — Midland and ProAssurance — were leaders for the year as well.

The Consumer Discretionary sector was one of the worst performing sectors in 2007 due to worries about the impact that rising fuel prices and lower home values might have on consumer spending. In this environment, the Portfolio benefited from being underweight. In addition, the strong performance of a couple of holdings — Matthews International and CSS Industries — buoyed results.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Outlook

We feel market conditions are likely to remain volatile as concern over an economic slowdown grows in the face of continued housing market weakness and as the credit markets continue to grapple with problems arising from subprime mortgages. We are mindful of the shift in market leadership from small-cap and value shares to larger, growth-oriented stocks. This shift should be favorable for our larger market cap holdings. As value investors, we are currently focused on three areas — technology shares, which appear to be enjoying a long-awaited revival, small-cap firms that seem relatively insulated from current financial turmoil, and individual stocks that have been hurt by the market’s volatility but whose revenue streams and earnings remain intact.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
T. Rowe Price Small Cap Value Portfolio	-0.83%	15.85%	11.44%
Russell 2000 Value Index**	-9.78%	15.80%	10.59%
S&P SmallCap 600 Index	-0.30%	16.04%	9.90%
Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average	-6.61%	15.80%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 2000 Value Index is replacing the S&P SmallCap 600 Index as the Portfolio’s primary benchmark because of the Russell 2000 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$920.10	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.42

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.8%)
Aaron Rents, Inc.	184,600	3,552
Aaron Rents, Inc. — Class A	4,725	82
*Apollo Group, Inc. — Class A	5,600	393
Brunswick Corp.	22,000	375
Building Materials Holding Corp.	110,200	609
*Career Education Corp.	8,600	216
Courier Corp.	4,100	135
*Cox Radio, Inc. — Class A	14,400	175
CSS Industries, Inc.	53,900	1,978
*Culp, Inc.	54,800	382
Dillard’s, Inc. — Class A	22,600	424
*Discovery Holding Co.	10,800	272
*Drew Industries, Inc.	51,800	1,419
The E.W. Scripps Co. — Class A	24,100	1,085
Eastman Kodak Co.	12,200	267
*EchoStar Communications Corp.	10,500	396
Family Dollar Stores, Inc.	13,800	265
Fred’s, Inc.	81,100	781
The Gap, Inc.	34,700	738
H&R Block, Inc.	3,300	61
Haverty Furniture Companies, Inc.	128,000	1,151
Journal Register Co.	85,300	150
*Lamar Advertising Co. — Class A	1,200	58
*Liberty Media Holding Corp.	606	71
*Live Nation, Inc.	33,700	489
M/I Homes, Inc.	58,900	618
Mattel, Inc.	23,800	453
Matthews International Corp. — Class A	95,400	4,472
The McClatchy Co. — Class A	4,600	58
Meredith Corp.	2,500	137
*Meritage Homes Corp.	93,500	1,362
The New York Times Co. — Class A	10,700	188
Newell Rubbermaid, Inc.	5,000	129
Pearson PLC, ADR	4,800	70
Pool Corp.	84,125	1,668
*Saga Communications, Inc. — Class A	94,400	556
*Scholastic Corp.	16,700	583
Skyline Corp.	21,100	619
Stanley Furniture Co., Inc.	68,600	823
*The Steak n Shake Co.	84,000	916
Stein Mart, Inc.	182,800	866
*Time Warner Cable, Inc. — Class A	12,200	337
The TJX Companies, Inc.	4,400	126
*TRW Automotive Holdings Corp.	11,000	230

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Weight Watchers International, Inc.	9,485	429
*Winn-Dixie Stores, Inc.	34,000	574
Winnebago Industries, Inc.	94,800	1,993
*XM Satellite Radio Holdings, Inc.	18,900	231

Total		32,962

Consumer Staples (2.4%)
Alberto-Culver Co.	15,700	385
*Alliance One International, Inc.	175,200	713
Brown-Forman Corp. — Class B	2,500	185
Casey’s General Stores, Inc.	66,100	1,957
The Clorox Co.	6,100	398
Coca-Cola Enterprises, Inc.	35,300	919
ConAgra Foods, Inc.	19,800	471
The Hershey Co.	14,600	575
McCormick & Co., Inc.	5,200	197
Nash Finch Co.	46,900	1,655
Sara Lee Corp.	24,100	387
Tootsie Roll Industries, Inc.	9,100	250

Total		8,092

Energy (9.1%)
*Atwood Oceanics, Inc.	34,800	3,488
BJ Services Co.	19,800	480
CARBO Ceramics, Inc.	35,100	1,306
Cimarex Energy Co.	13,500	574
*Compton Petroleum Corp.	13,900	128
*Exterran Holdings, Inc.	8,957	733
*Forest Oil Corp.	77,450	3,938
*Geomet, Inc.	56,900	296
*Hercules Offshore, Inc.	60,589	1,441
Hess Corp.	5,500	555
*Mariner Energy, Inc.	65,093	1,489
Murphy Oil Corp.	12,800	1,086
Penn Virginia Corp.	132,300	5,772
Spectra Energy Corp.	9,700	250
*TETRA Technologies, Inc.	171,500	2,670
*Union Drilling, Inc.	31,600	498
*W-H Energy Services, Inc.	43,800	2,462
*Whiting Petroleum Corp.	65,100	3,754

Total		30,920

Financials (19.1%)
Ares Capital Corp.	141,100	2,064
Axis Capital Holdings, Ltd.	9,900	386
Boston Private Financial Holdings, Inc.	62,100	1,682
Cincinnati Financial Corp.	15,500	613
Citizens Republic Bancorp, Inc.	13,900	202
Commerce Bancshares, Inc.	10,615	476
Compass Diversified Holdings	77,300	1,152

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Cullen/Frost Bankers, Inc.	4,300	218
Discover Financial Services	25,500	385
East West Bancorp, Inc.	131,000	3,174
Employers Holdings, Inc.	39,800	665
First Financial Fund, Inc.	136,600	1,501
First Horizon National Corp.	25,000	454
First Niagara Financial Group, Inc.	25,100	302
First Potomac Realty Trust	101,900	1,762
Genworth Financial, Inc.	3,700	94
Glacier Bancorp, Inc.	95,700	1,793
Hercules Technology Growth Capital, Inc.	125,300	1,556
Home Bancshares, Inc.	57,400	1,204
Janus Capital Group, Inc.	17,900	588
JMP Group, Inc.	63,400	538
Kilroy Realty Corp.	69,100	3,798
Kohlberg Capital Corp.	120,300	1,444
LaSalle Hotel Properties	72,200	2,303
Legg Mason, Inc.	5,400	395
Lincoln National Corp.	3,863	225
*Markel Corp.	4,500	2,210
Marsh & McLennan Companies, Inc.	23,000	609
Max Capital Group, Ltd.	88,000	2,463
The Midland Co.	45,700	2,956
National Interstate Corp.	45,900	1,519
NewAlliance Bancshares, Inc.	5,400	62
Northern Trust Corp.	8,400	643
OneBeacon Insurance Group, Ltd.	10,900	234
Parkway Properties, Inc.	40,100	1,483
*Piper Jaffray Companies, Inc.	25,700	1,190
Potlatch Corp.	66,000	2,933
*ProAssurance Corp.	90,500	4,971
The Progressive Corp.	19,100	366
Regions Financial Corp.	4,900	116
SLM Corp.	9,900	199
The St. Joe Co.	16,200	575
State Street Corp.	2,031	165
Strategic Hotels & Resorts, Inc.	112,000	1,874
*SVB Financial Group	83,600	4,214
Synovus Financial Corp.	15,400	348
The Travelers Companies, Inc.	4,530	244
*Triple-S Management Corp. — Class B	27,800	562
Unum Group	4,600	109
Valley National Bancorp	10,169	194
Washington Real Estate Investment Trust	61,100	1,919
Westamerica Bancorporation	9,400	419
Willis Group Holdings, Ltd.	14,300	543
Wilmington Trust Corp.	16,200	570

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Wintrust Financial Corp.	55,300	1,832

Total		64,496

Health Care (6.6%)
*Affymetrix, Inc.	7,500	174
Analogic Corp.	21,600	1,463
*AngioDynamics, Inc.	57,700	1,099
*Barr Pharmaceuticals, Inc.	6,000	319
*Boston Scientific Corp.	40,800	475
*Exelixis, Inc.	109,300	943
Health Management Associates, Inc. — Class A	23,400	140
*HEALTHSOUTH Corp.	30,560	642
*Invitrogen Corp.	600	56
*Lincare Holdings, Inc.	18,000	633
*Myriad Genetics, Inc.	64,900	3,012
National Healthcare Corp.	40,500	2,094
*Neurocrine Biosciences, Inc.	7,300	33
*OSI Pharmaceuticals, Inc.	6,800	330
Owens & Minor, Inc.	112,100	4,755
*Pharmion Corp.	31,400	1,974
*Sepracor, Inc.	13,800	362
*St. Jude Medical, Inc.	6,100	248
Universal Health Services, Inc. — Class B	6,300	323
*Valeant Pharmaceuticals International	28,400	340
West Pharmaceutical Services, Inc.	62,000	2,516
*Zimmer Holdings, Inc.	7,000	463

Total		22,394

Industrials (22.3%)
*Accuride Corp.	57,400	451
*AirTran Holdings, Inc.	148,500	1,063
*Alaska Air Group, Inc.	50,600	1,266
*Allied Waste Industries, Inc.	1,800	20
Ameron International Corp.	33,900	3,124
*Beacon Roofing Supply, Inc.	140,700	1,185
Belden, Inc.	81,400	3,622
*C&D Technologies, Inc.	80,600	533
Cascade Corp.	33,000	1,533
*Casella Waste Systems, Inc. — Class A	70,700	922
Cintas Corp.	6,700	225
CIRCOR International, Inc.	42,200	1,956
*Dollar Thrifty Automotive Group, Inc.	84,800	2,008
Dover Corp.	5,000	230
Electro Rent Corp.	119,000	1,767
Equifax, Inc.	5,100	185
Franklin Electric Co., Inc.	31,500	1,206
*FTI Consulting, Inc.	86,200	5,313
G & K Services, Inc. — Class A	62,600	2,349
*Genesee & Wyoming, Inc.	108,900	2,632
*The Genlyte Group, Inc.	44,400	4,227
Gibraltar Industries, Inc.	107,800	1,662
*Hertz Global Holdings, Inc.	16,400	261
IDEX Corp.	98,900	3,573
*Insituform Technologies, Inc. — Class A	124,000	1,835

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Kirby Corp.	109,700	5,099
Landstar System, Inc.	138,900	5,855
McGrath Rentcorp	121,500	3,129
*Navigant Consulting, Inc.	126,500	1,729
Nordson Corp.	70,800	4,104
*Owens Corning, Inc.	12,200	247
Raytheon Co.	2,500	152
Southwest Airlines Co.	79,300	967
Universal Forest Products, Inc.	52,100	1,535
*USG Corp.	1,300	47
UTI Worldwide, Inc.	124,320	2,437
*Waste Connections, Inc.	78,900	2,438
Woodward Governor Co.	64,100	4,356

Total		75,243

Information Technology (10.1%)
*Advanced Energy Industries, Inc.	104,400	1,366
Alcatel-Lucent	35,500	260
*ATMI, Inc.	44,600	1,438
AVX Corp.	32,800	440
*Brooks Automation, Inc.	133,487	1,763
*Electronic Arts, Inc.	9,700	567
*Exar Corp.	77,900	621
*Fairchild Semiconductor International, Inc.	30,200	436
*GSI Group, Inc.	190,800	1,763
*Intuit, Inc.	9,500	300
*Ixia	155,300	1,472
Landauer, Inc.	28,300	1,467
*Littelfuse, Inc.	59,200	1,951
Methode Electronics, Inc. — Class A	28,400	467
Molex, Inc. — Class A	24,500	644
*MPS Group, Inc.	233,400	2,553
*Newport Corp.	74,300	950
*Novellus Systems, Inc.	12,400	342
Palm, Inc.	195,200	1,238
*Progress Software Corp.	101,400	3,416
*QLogic Corp.	20,300	288
Seagate Technology	17,100	436
*SPSS, Inc.	75,225	2,702
*StarTek, Inc.	105,500	982
*Sun Microsystems, Inc.	9,425	171
*Tellabs, Inc.	17,600	115
*Teradyne, Inc.	33,700	348
Tyco Electronics, Ltd.	15,900	590
*Websense, Inc.	101,400	1,722
*Wind River Systems, Inc.	230,600	2,059
Xilinx, Inc.	2,700	59
*Xyratex, Ltd.	82,100	1,297

Total		34,223

Materials (9.6%)
Airgas, Inc.	77,500	4,039
American Vanguard Corp.	96,700	1,678
AngloGold Ashanti, Ltd., ADR	900	39
AptarGroup, Inc.	106,300	4,349
Arch Chemicals, Inc.	74,600	2,742

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Carpenter Technology Corp.	64,900	4,878
Chesapeake Corp.	25,900	134
Deltic Timber Corp.	47,100	2,425
*Domtar Corp.	14,800	114
Gold Fields, Ltd., ADR	14,900	212
Innospec, Inc.	108,000	1,853
International Paper Co.	28,500	923
Louisiana-Pacific Corp.	33,000	451
Metal Management, Inc.	80,300	3,656
Myers Industries, Inc.	102,200	1,479
Nalco Holding Co.	40,000	967
*Smurfit-Stone Container Corp.	32,800	346
*Symyx Technologies, Inc.	93,400	717
Vulcan Materials Co.	2,500	198
Wausau Paper Corp.	130,300	1,171

Total		32,371

Other Holdings (0.7%)
Russell 2000 Value Index	31,500	2,227

Total		2,227

Telecommunication Services (1.0%)
*Kratos Defense & Security Solutions, Inc.	201,200	473
*Premiere Global Services, Inc.	185,500	2,754

Total		3,227

Utilities (4.6%)
Ameren Corp.	5,800	314
Black Hills Corp.	66,267	2,923
Cleco Corp.	94,400	2,624
Duke Energy Corp.	17,200	347
*Dynegy, Inc.	37,700	269
*El Paso Electric Co.	91,100	2,329
Empire District Electric Co.	49,300	1,123
Energy East Corp.	5,500	150
*Mirant Corp.	5,200	203
NiSource, Inc.	38,300	723
Pinnacle West Capital Corp.	18,700	793
Southwest Gas Corp.	62,500	1,861
TECO Energy, Inc.	43,500	749
Vectren Corp.	44,100	1,279

Total		15,687

Total Common Stocks (Cost: $276,495)		321,842

Convertible Corporate Bonds (0.3%)

Health Care (0.0%)
Health Management Associates, Inc., 1.50%, 8/1/23	67,000	66

Total		66

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Convertible Corporate Bonds (0.3%)	Shares/ $ Par	Value $ (000’s)

Metals/Mining (0.2%)
Newmont Mining Corp., 1.625%, 7/15/17	202,000	251
Newmont Mining Corp., 1.625%, 7/15/17 144A	231,000	288

Total		539

Telephone and Telegraph Apparatus (0.1%)
Lucent Technologies, 2.875%, 6/15/25	663,000	547

Total		547

Total Convertible Corporate Bonds (Cost: $1,221)		1,152

Preferred Stocks (0.1%)

Industrials (0.1%)
Allied Waste Industrial	800	228

Total Preferred Stocks (Cost: $236)		228

Money Market Investments (4.2%)

Other Holdings (4.2%)
Reserve Investment Fund	14,330,316	14,330

Total Money Market Investments (Cost: $14,330)		14,330

Total Investments (99.9%) (Cost $291,180)(a)		337,552

Other Assets, Less Liabilities (0.1%)		421

Net Assets (100.0%)		337,973

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $288, representing 0.09% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $292,210 and the net unrealized appreciation of investments based on that cost was $45,342 which is comprised of $76,298 aggregate gross unrealized appreciation and $30,956 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital appreciation.	Invest primarily in securities of issuers from countries outside the U.S. that have above-average growth potential.	$353 million

Portfolio Overview

The International Growth Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of companies that are headquartered or trade primarily in markets outside the United States and that are expected to grow more rapidly than market averages. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the Portfolio are chosen individually, reflecting the managers’ assessment of their attractiveness. Equities purchased will possess, in the managers’ judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation.

Market Overview

International equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments are worth more when translated back into dollars.) While the economic backdrop was mostly positive, recession fears induced by the U.S. credit and liquidity crises led to sharp declines in foreign markets in August and again at year-end. The brunt of these market sell-offs was felt in Europe and in smaller capitalization stocks. Non-Japan Asia held up relatively well, as investors hoped that economic growth there would decouple from the U.S. and continue at high rates. Other emerging markets, like Russia and Brazil, benefited from soaring commodity prices. Japan was the only major market posting a negative return as growth slowed and hopes for economic acceleration faded. For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%. As in the U.S., growth-oriented shares outperformed value stocks, and large company stocks beat small for the year.

Portfolio Results

For all of 2007, the International Growth Portfolio returned 12.62%. By comparison, the S&P/Citigroup PMI Global ex-U.S. Index and MSCI EAFE Index returned 17.76% and 11.63%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Growth Funds, was 13.95% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

Looking at absolute return, the Portfolio’s best-performing sectors were Utilities, Materials, and Industrials. But given the relatively small weight of Utilities in the Portfolio, it was the latter two sectors which contributed the most to absolute return. Financial shares were the only detractors at the sector level. In relative terms, the Portfolio’s returns were positively influenced by its overweight position in Industrials and India, and its underweight positions in Financials, Japan, and the UK. On the negative side, the Portfolio’s relative performance was hindered by overweight positions in Consumer Discretionary, Information Technology, Ireland, and smaller-capitalization stocks, and underweight positions in Energy, Telecommunications, and Canada.

The leading contribution to Portfolio performance came from Industrials shares. We were overweight this winning sector. Strength was led by holdings in the electrical equipment industry, behind overweight positions in Bharat Heavy Electricals, ABB, and Alstom. These companies make equipment for power generation and distribution and saw business boom as a result of infrastructure build-out in China and India (as well as renewal of US and European generation). They also highlight a key theme in the Portfolio — the leading contributors were generally well positioned to benefit from rapid growth and development in emerging market countries.

You can see this theme at work in construction and engineering names FLSmidth and IVRCL Infrastructure and Projects, plays in varying degrees on Indian growth. Another key contributor in the Industrial space was SembCorp Marine, involved in the construction and maintenance of offshore oil rigs, whose business was helped by increased spending on exploration and production with oil prices at record highs.

Other sources of strength were stock picks in the Materials sector, where K + S Group and Potash Corp. of Saskatchewan benefited from increasing demand for fertilizer worldwide, as well as positive pricing trends. Overweight positions in iron ore producers Companhia Vale do Rio Doce and BHP Billiton were other sources of strength. Here again, strong demand from China and India helped, as did recent consolidation in the industry, tightening supply and increasing pricing power.

At the other end of the spectrum, stock picks among Financials were the leading detractors from performance. In general, we felt the entire sector de-rated with only marginal regard to quality. A good example would be Anglo-Irish Bank, which lagged despite the fact that we remain positive on its credit and funding profile.

International Growth Portfolio

International Growth Portfolio

Elsewhere in the sector, holdings in the real estate management and development industry detracted from performance. Real estate stocks underperformed badly, and some of our exposure was to small-cap Japanese names, which also lagged.

Outlook

Looking ahead, a key consideration for international investors actually starts here at home in the form of U.S. economic growth — will the U.S. slowdown push the global economy into recession? China is the other big engine of global growth, but consider that a significant portion of its economy is devoted to U.S.-targeted exports. European growth, too, is aided by exports to both the U.S. and China. These factors point to more defensive positioning in well-run companies offering solid growth prospects at attractive relative valuations. That said, big dislocations in global markets and economies often present compelling investment opportunities. As a result, consistent with our investment process, we’ll be carefully monitoring stocks in some of the lagging sectors and countries, looking for attractive opportunities.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
International Growth Portfolio	12.62%	22.23%	12.80%
S&P/Citigroup PMI Global ex-US Index**	17.79%	24.26%	14.66%
Morgan Stanley EAFE Index (Gross)	11.63%	22.08%	12.62%
Lipper Variable Insurance Products (VIP) International Growth Funds Average	13.95%	22.50%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The S&P/Citigroup PMI (Primary Market Index) Global ex-US Index is replacing the MSCI EAFE Index as the Portfolio’s primary benchmark because the S&P/Citigroup PMI (Primary Market Index) Global ex-US Index has broader geographical exposure, including Canada and emerging markets, than the MSCI EAFE Index. This broader geographical exposure more closely reflects the Portfolio’s ability to invest globally.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

International Growth Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,024.10	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$3.93

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Growth Portfolio

International Growth Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (94.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.4%)
Adidas AG	Germany	43,070	3,222
*Central European Media Enterprises, Ltd.	Czech Republic	33,645	3,902
*China Dongxiang Group Co.	China	630,000	468
Compagnie Financiere Richemont SA	Switzerland	45,565	3,124
Esprit Holdings, Ltd.	Hong Kong	154,400	2,315
*Focus Media Holding Ltd., ADR	China	72,900	4,141
Hugo Boss AG	Germany	3,247	185
Industria de Diseno Textil SA	Spain	45,825	2,810
Makita Corp.	Japan	75,900	3,226
Rational AG	Germany	4,920	1,005
Resorts World Berhad	Malaysia	857,700	1,006
Suzuki Motor Corp.	Japan	116,000	3,506
Swatch Group AG	Switzerland	8,830	2,659
Voltas, Ltd.	India	257,954	1,609

Total			33,178

Consumer Staples (13.1%)
*Barry Callebaut AG	Switzerland	1,186	900
Carrefour SA	France	39,970	3,109
Coca-Cola Hellenic Bottling Co. SA	Greece	114,375	4,941
Heineken NV	Netherlands	68,440	4,417
Japan Tobacco, Inc.	Japan	588	3,522
Kerry Group PLC	Ireland	69,220	2,192
Nestle SA	Switzerland	8,405	3,857
Reckitt Benckiser Group PLC	United Kingdom	89,765	5,196
*Shinsegae Co., Ltd.	South Korea	3,775	2,928
Shoppers Drug Mart Corp.	Canada	26,345	1,412
Tesco PLC	United Kingdom	520,330	4,934
Unilever NV	Netherlands	136,130	4,996
Woolworths, Ltd.	Australia	134,950	4,018

Total			46,422

Energy (6.6%)
*Artumas Group, Inc.	Norway	102,955	631
China Coal Energy Co.	China	740,000	2,330
Expro International Group PLC	United Kingdom	173,870	3,569
Nexen, Inc.	Canada	96,460	3,116
Petroleo Brasileiro SA, ADR	Brazil	24,800	2,858
Reliance Industries, Ltd.	India	71,096	5,198
Saipem SPA	Italy	123,210	4,932
Suncor Energy, Inc.	Canada	6,834	742

Total			23,376

Financials (14.8%)
Admiral Group PLC	United Kingdom	147,530	3,224
Anglo Irish Bank Corp. PLC	Ireland	165,464	2,642
Banco Espirito Santo SA	Portugal	145,760	3,191
Banco Santander SA	Spain	168,295	3,633
*Bovespa Holding SA	Brazil	3,310	64
DLF, Ltd.	India	58,315	1,589
Hopson Development Holdings, Ltd.	Hong Kong	756,000	2,089
Housing Development Finance Corp., Ltd.	India	73,710	5,373

Foreign Common Stocks (94.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Hypo Real Estate Holding AG	Germany	48,500	2,555
Julius Baer Holding AG	Switzerland	42,425	3,504
Manulife Financial Corp.	Canada	104,130	4,243
Marfin Popular Bank Public Co., Ltd.	Greece	65,905	875
Piraeus Bank SA	Greece	107,595	4,193
Prudential PLC	United Kingdom	208,730	2,953
PT Bank Rakyat Indonesia	Indonesia	3,028,000	2,386
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	6,771	1,830
Sun Hung Kai Properties, Ltd.	Hong Kong	71,000	1,506
*TAG Tegernsee Immobilien und Beteiligungs AG	Germany	114,732	1,095
The Toronto-Dominion Bank	Canada	31,740	2,220
UniCredito Italiano SPA	Italy	362,110	3,002

Total			52,167

Health Care (6.1%)
CSL, Ltd.	Australia	135,990	4,331
Daiichi Sankyo Co., Ltd.	Japan	125,700	3,878
Getinge AB	Sweden	102,600	2,753
Terumo Corp.	Japan	66,900	3,528
Teva Pharmaceutical Industries, Ltd., ADR	Israel	92,495	4,299
*William Demant Holding A/S	Denmark	29,125	2,696

Total			21,485

Industrials (18.3%)
ABB, Ltd., ADR	Switzerland	187,380	5,396
Alstom	France	20,230	4,340
Atlas Copco AB	Sweden	150,700	2,249
BAE Systems PLC	United Kingdom	444,370	4,397
Bharat Heavy Electricals, Ltd.	India	50,915	3,339
China Communications Construction Co., Ltd.	China	1,058,000	2,795
Companhia de Concessoes Rodoviarias	Brazil	103,700	1,602
Cosco Corp. Singapore, Ltd.	Singapore	565,000	2,266
Far Eastern Textile, Ltd.	Taiwan	2,195,000	2,575
FLSmidth & Co. A/S	Denmark	34,840	3,559
Gamuda Berhad	Malaysia	761,300	1,110
IVRCL Infrastructures and Projects, Ltd.	India	241,725	3,429
Keppel Corp., Ltd.	Singapore	310,000	2,796
Komatsu, Ltd.	Japan	60,900	1,660
Kuehne & Nagel International AG	Switzerland	39,805	3,811
*LG Corp.	South Korea	38,780	2,896
*Morphic Technologies AB	Sweden	261,600	801
SembCorp Marine, Ltd.	Singapore	999,800	2,802
Siemens AG	Germany	27,845	4,424
*SK Holdings Co., Ltd.	South Korea	8,360	1,768
*Vestas Wind Systems A/S	Denmark	34,200	3,695
Vinci SA	France	41,335	3,055

Total			64,765

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (94.9%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology (7.7%)
*Autonomy Corp. PLC	United Kingdom	252,200	4,431
EVS Broadcast Equipment SA	Belgium	21,945	2,549
*Gresham Computing PLC	United Kingdom	208,050	229
Kontron AG	Germany	141,139	2,826
*LG.Philips LCD Co., Ltd.	South Korea	58,140	3,074
Nippon Electric Glass Co., Ltd.	Japan	169,000	2,767
Redecard SA	Brazil	78,640	1,272
*Temenos Group AG	Switzerland	116,185	2,865
United Internet AG	Germany	91,440	2,222
VTech Holdings, Ltd.	Hong Kong	204,000	1,465
Wistron Corp.	Taiwan	1,902,000	3,537

Total			27,237

Materials (9.7%)
Anglo American PLC	United Kingdom	61,355	3,755
BHP Billiton, Ltd.	Australia	115,195	4,050
Companhia Vale do Rio Doce, ADR	Brazil	132,300	4,322
Imperial Chemical Industries PLC	United Kingdom	211,820	2,807
*Intex Resources ASA	Norway	414,110	669
K+S AG	Germany	24,165	5,740
Lee & Man Paper Manufacturing, Ltd.	Hong Kong	678,400	2,980
Potash Corp. of Saskatchewan, Inc.	Canada	41,235	5,936
Syngenta AG	Switzerland	15,915	4,051

Total			34,310

Other Holdings (0.5%)
Nikkei 225 ETF	Japan	13,780	1,907

Total			1,907

Telecommunication Services (4.9%)
*Bharti Airtel, Ltd.	India	91,750	2,316
China Mobile, Ltd.	Hong Kong	305,000	5,394
Telefonica SA	Spain	91,710	2,974
*Telenor ASA	Norway	154,728	3,694
Vodafone Group PLC	United Kingdom	801,035	2,989

Total			17,367

Utilities (3.8%)
CEZ	Czech Republic	74,070	5,558
PT Perusahaan Gas Negara	Indonesia	2,422,000	3,958
Veolia Environnement	France	41,035	3,740

Total			13,256

Total Foreign Common Stocks (Cost: $ 282,290)			335,470

Money Market Instruments (5.2%)

Autos (1.1%)
Fcar Owner Trust I, 6.00%, 1/22/08	United States	2,000,000	1,993

Money Market Instruments (5.2%)	Country	Shares/ $ Par	Value $ (000’s)

Autos continued
New Center Asset Trust, 5.95%, 1/18/08	United States	2,000,000	1,994

Total			3,987

Federal Government and Agencies (2.4%)
Federal Home Loan Bank, 4.35%, 1/11/08	United States	8,600,000	8,589

Total			8,589

Finance Services (0.6%)
Rabobank Financial Corp., 3.74%, 1/2/08	United States	2,000,000	2,000

Total			2,000

Miscellaneous Business Credit Institutions (0.5%)
General Electric Capital Corp., 3.25%, 1/2/08	United States	1,800,000	1,800

Total			1,800

Short Term Business Credit (0.6%)
Sheffield Receivables, 5.75%, 1/11/08	United States	2,000,000	1,997

Total			1,997

Total Money Market Instruments (Cost: $ 18,373)			18,373

Total Investments (100.1%) (Cost $300,663)(a)			353,843

Other Assets, Less Liabilities (-0.1%)			(417)

Net Assets (100.0%)			353,426

*	Non-Income Producing

ADR — American Depositary Receipt

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $300,820 and the net unrealized appreciation of investments based on that cost was $53,023 which is comprised of $58,959 aggregate gross unrealized appreciation and $5,936 aggregate gross unrealized depreciation.

Investment Percentage by Country:

United Kingdom	11.5%
Switzerland	9.0%
Japan	7.2%
Germany	7.0%
India	6.9%
Canada	5.5%
Other	52.9%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

MFS® Research International Core Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign or emerging market equity securities of growth and value companies.	$47 million

Portfolio Overview

The objective of the MFS® Research International Core Portfolio is to achieve capital appreciation. The Portfolio seeks to accomplish this by primarily investing in foreign equity securities, including emerging market equity securities. The Portfolio may invest in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio may also invest in companies of any size. A “bottom-up” investment approach is used in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, potential and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Market Overview

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets — particularly in the mortgage and structured-products areas — experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year-end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Portfolio Performance

From the April 30, 2007 inception of the MFS® Research International Core Portfolio to December 31, the Portfolio had a total return of 5.49%. By comparison, the Morgan Stanley EAFE Index returned 2.63% for the same period. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

For the MFS® Research International Core Portfolio, stock selection in the Materials, Utilities, Telecommunication Services, and Energy sectors drove performance relative to the MSCI EAFE Index over the reporting period.

Within the Materials sector, key contributors to performance included strong-performing steel producer, Steel Authority of India (India), mining giant BHP Billiton (U.K.), and industrial and medical gases producer Linde (Germany).

Within the Utilities and Telecommunications sectors, power and gas company E.ON (Germany) and telecommunications company Telefonica (Spain) were among the Portfolio’s top contributors.

The Energy sector also benefited relative performance. Shares of oil and gas exploration and production company Petroleo Brasileiro S/A (Brazil) aided performance as the stock soared over the reporting period.

Stocks in other sectors that helped performance included industrial machinery manufacturer Bucyrus International, banking firm Unibanco-Uniao (Brazil), sporting goods producer Adidas AG (Germany), and electronics and electrical engineering company Siemens (Germany).

During the reporting period, currency exposure was a contributor to the Portfolio’s relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the Portfolio to have different currency exposure than the Index.

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

At the other end of the spectrum, stock selection in the Financials sector dampened performance relative to the Index. Several individual holdings within this sector were among the Portfolio’s top detractors. These included financial services firms Royal Bank of Scotland (U.K.), Barclays (U.K.), Sumitomo Mitsui Financial (Japan), Credit Agricole (France), and UBS (Switzerland).

Elsewhere, our positioning in consumer electronics manufacturer Funai Electric and marketing firm WPP (U.K.) detracted from performance as both stocks underperformed the Index. Not holding strong-performing mining operator Rio Tinto (Australia), mobile phone maker Nokia (Finland), and video game console maker Nintendo (Japan) also held back relative results.

Outlook

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Therefore, our allocation is strictly a by-product of where our analysts are finding their best ideas. Nevertheless, we have been increasing our positions in larger-capitalization names as our analysts have been finding the smaller- and mid-cap opportunities less compelling. Additionally, although the Research International Core Portfolio is a core portfolio, we have been moving slightly right of center and more into the growth camp. Like small- and mid-cap relative to large-cap, value-oriented shares have outperformed growth stocks on a global scale for the better part of six years. As a result, our analysts believe valuations have become a bit stretched in these areas and we have positioned the Portfolio accordingly.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
MFS Research International Core Portfolio	5.49%
Morgan Stanley EAFE Index (Gross)	2.63%
MSCI All Country World (ex-US) Index	7.80%
Lipper Variable Insurance Products (VIP) International Core Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,029.20	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.87

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (96.8%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.3%)
Adidas AG	Germany	12,240	916
Antena 3 de Television SA	Spain	10,870	166
Bayerische Motoren Werke AG	Germany	7,090	438
Billabong International, Ltd.	Australia	12,663	164
Bridgestone Corp.	Japan	21,500	383
Compagnie Generale des Etablissements Michelin	France	3,440	394
Grupo Televisa SA, ADR	Mexico	15,260	363
Kingfisher PLC	United Kingdom	77,360	224
LVMH Moet Hennessy Louis Vuitton SA	France	6,440	777
Next PLC	United Kingdom	5,300	171
WPP Group PLC	United Kingdom	67,590	869

Total			4,865

Consumer Staples (6.1%)
Heineken NV	Netherlands	8,840	570
Kao Corp.	Japan	15,000	452
Kimberly-Clark de Mexico, SAB de CV	Mexico	48,340	211
Nestle SA	Switzerland	2,523	1,158
*Nong Shim Co., Ltd.	South Korea	400	83
Reckitt Benckiser Group PLC	United Kingdom	6,800	394

Total			2,868

Energy (9.9%)
Gazprom	Russia	6,840	388
Inpex Holdings, Inc.	Japan	26	282
OMV AG	Austria	2,190	177
*Paladin Resources, Ltd.	Australia	35,371	210
Petroleo Brasileiro SA — Petrobras, ADR	Brazil	2,800	323
PTT Public Co., Ltd.	Thailand	20,300	227
Royal Dutch Shell PLC	United Kingdom	27,610	1,158
Saipem SPA	Italy	5,630	225
StaoilHydro ASA	Norway	16,870	525
Total SA	France	14,060	1,166

Total			4,681

Financials (25.8%)
Aeon Credit Services Co., Ltd.	Japan	14,600	217
Anglo Irish Bank Corp. PLC	Ireland	17,460	279
Australia and New Zealand Banking Group, Ltd.	Australia	14,320	344
Axa	France	19,020	761
Bank of Cyprus Public Co., Ltd.	Greece	13,180	240
Barclays PLC	United Kingdom	63,680	638
BNP Paribas	France	5,590	605
BOC Hong Kong Holdings, Ltd.	Hong Kong	233,500	654
Capitaland, Ltd.	Singapore	90,000	391
Credit Agricole SA	France	21,630	729
DBS Group Holdings, Ltd.	Singapore	27,000	388
Deutsche Postbank AG	Germany	5,230	464
EFG International	Switzerland	1,090	44
Erste Bank der oesterreichischen Sparkassen AG	Austria	6,270	444

Foreign Common Stocks (96.8%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
First City Monument Bank PLC	Nigeria	281,310	45
*Fortis	Belgium	9,300	0
Fortis	Belgium	14,430	379
Hana Financial Group, Inc.	South Korea	6,240	336
Hypo Real Estate Holding AG	Germany	3,590	189
Macquarie Group, Ltd.	Australia	6,343	423
Nomura Holdings, Inc.	Japan	32,900	559
Old Mutual PLC	United Kingdom	97,830	326
ORIX Corp.	Japan	1,280	219
Royal Bank of Scotland Group PLC	United Kingdom	80,889	714
Standard Bank Group, Ltd.	South Africa	15,440	225
Standard Chartered PLC	United Kingdom	10,120	371
Sumitomo Mitsui Financial Group, Inc.	Japan	54	405
Suncorp-Metway, Ltd.	Australia	53	1
UBS AG	Switzerland	12,867	595
UniCredito Italiano SPA	Italy	92,780	770
Unione di Banche Italiane Scpa	Italy	18,256	501

Total			12,256

Health Care (5.6%)
*Actelion, Ltd.	Switzerland	3,971	182
Astellas Pharma, Inc.	Japan	7,000	306
Merck KGaA	Germany	4,660	601
Novartis AG	Switzerland	15,080	826
Roche Holdings AG	Switzerland	4,180	721

Total			2,636

Industrials (11.9%)
Bucyrus International, Inc.	United States	10,030	998
Bunzl PLC	United Kingdom	15,600	220
East Japan Railway Co.	Japan	58	480
Finmeccanica SPA	Italy	10,030	322
Geberit AG	Switzerland	3,099	425
Intertek Group PLC	United Kingdom	13,830	272
Komatsu, Ltd.	Japan	16,000	436
LS Industrial Systems Co., Ltd.	South Korea	1,890	112
Mitsubishi Corp.	Japan	9,500	261
Mitsui & Co., Ltd.	Japan	7,000	148
Schneider Electric SA	France	3,264	441
Siemens AG	Germany	5,790	920
TNT NV	Netherlands	5,100	210
Yamaha Motor Co., Ltd.	Japan	17,700	429

Total			5,674

Information Technology (7.2%)
ARM Holdings PLC	United Kingdom	79,140	195
*CSU Cardsystem SA	Brazil	13,930	45
Funai Electric Co., Ltd.	Japan	2,800	122
HCL Technologies, Ltd.	India	12,800	108
JFE Shoji Holdings, Inc.	Japan	14,000	90
Konica Minolta Holdings, Inc.	Japan	8,000	142
Koninklijke (Royal) Philips Electronics NV	Netherlands	10,360	447
Nippon Electric Glass Co., Ltd.	Japan	8,000	131
Omron Corp.	Japan	15,200	363
Ricoh Co., Ltd.	Japan	21,000	389

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

Foreign Common Stocks (96.8%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Samsung Electronic Co., Ltd.	South Korea	483	287
SAP AG	Germany	7,310	379
*Satyam Computer Services, Ltd.	India	11,020	126
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	96,000	184
*Trend Micro, Inc.	Japan	5,500	197
Venture Corp., Ltd.	Singapore	22,000	195
Yamato Holdings Co., Ltd.	Japan	1,000	14

Total			3,414

Materials (9.2%)
Akzo Nobel NV	Netherlands	3,700	296
Bayer AG	Germany	6,020	549
BHP Billiton PLC	United Kingdom	34,140	1,048
Companhia Vale do Rio Doce	Brazil	9,900	330
CRH PLC	Ireland	7,300	254
Linde AG	Germany	8,310	1,096
*Makhteshim-Agan Industries, Ltd.	Israel	33,130	304
Steel Authority of India, Ltd.	India	68,279	490
Syngenta AG	Switzerland	10	3

Total			4,370

Telecommunication Services (6.3%)
America Movil SAB de CV	Mexico	4,800	295
MTN Group, Ltd.	South Africa	6,050	113
Philippine Long Distance Telephone Co.	Philippines	1,310	101
Rogers Communications, Inc.	Canada	3,180	144
Telefonica SA	Spain	27,640	896
Telenor ASA	Norway	14,340	342
Telus Corp.	Canada	2,930	146
Vodafone Group PLC	United Kingdom	250,920	936

Total			2,973

Utilities (4.5%)
E.ON AG	Germany	6,580	1,398
Gaz DE France SA	France	4,040	236
Suez SA	France	4,300	292
Tokyo Gas Co., Ltd.	Japan	39,000	183

Total			2,109

Total Foreign Common Stocks (Cost: $44,715)			45,846

Preferred Stocks (0.9%)

Consumer Staples (0.6%)
Henkel KGaA	Germany	5,480	307

Information Technology (0.2%)
*Universo Online SA – UOL	Brazil	15,300	103

Total			103

Total Preferred Stock (Cost: $382)			410

Money Market Instruments (0.8%)	Country	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.8%)
Societe Generale, 3.65%, 1/2/08	United States	392,000	392

Total Money Market Instruments (Cost: $392)			392

Total Investments (98.5%) (Cost $45,489)(a)			46,648

Other Assets, Less Liabilities (1.5%)			699

Net Assets (100.0%)			47,347

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $45,580 and the net unrealized appreciation of investments based on that cost was $1,068 which is comprised of $3,805 aggregate gross unrealized appreciation and $2,737 aggregate gross unrealized depreciation.

Investment Percentage by Country:

United Kingdom	16.2%
Germany	15.6%
Japan	13.3%
France	11.6%
Switzerland	8.5%
Other	34.8%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Research International Core Portfolio

Franklin Templeton International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Participate in the growth of foreign economies by investing primarily in securities with high long-term earnings potential relative to current market values.	$1.9 billion

Portfolio Overview

The Franklin Templeton International Equity Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Portfolio’s holdings will consist primarily of equity securities of issuers in foreign countries. The Portfolio’s strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio’s manager will focus on the market price of a company’s security in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measure, including price/earnings ratio, profit margins and liquidation value, also will be considered.

Market Overview

International equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments buy more greenbacks when translated back into dollars.) While the economic backdrop was mostly positive, international stocks experienced volatility as a result of the spreading U.S. credit and liquidity crises. In addition, inflation measures generally edged up around the world, pushed by soaring commodity prices. However, this benefited the many resource-rich emerging market countries. Coupled with rising internal living standards and generally positive economic environment, emerging market stocks produced superior returns. For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%. Japan was the exception, as growth slowed and the shares had negative returns. As in the U.S., growth-oriented shares outperformed value stocks, and large company stocks beat small for the year.

Portfolio Results

For all of 2007, the Franklin Templeton International Equity Portfolio returned 18.06%, outperforming the MSCI EAFE Index, which returned 11.63%. (The index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Value Funds, was 9.68% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

The Portfolio’s outperformance of the benchmark was driven by stock selection across a number of sectors, led by Telecommunication Services, Industrials, and Energy. Relative returns would have been better but for underweight positions among Consumer Staples and Materials shares, two of the better-performing slices of the index. From a country perspective, a significant underweight and effective stock selection made Japan the leading contributor to relative results.

One of the key themes explaining the Portfolio’s outperformance was its exposure to firms benefiting from economic expansion and rise in global living standards. For example, the top contributor to return for the year was China Shenhua Energy. The company is the largest coal producer in China, which relies heavily on coal-fired plants to fuel its rapid expansion.

You can also see this theme at work in the Portfolio’s Telecommunication Services holdings, which benefited from exposure to growing emerging market economies. Key contributors in this space included Telefonica, BCE, Tele Norte Leste, Telefonos de Mexico, and Turkcell Iletisim, among others. Spanish firm Telefonica was the leading contributor in the sector — it’s an overweight position that gained more than 50% for the year on strong mobile subscriber growth in South America and continued to generate strong free cash flow. In addition, the company owns fixed and mobile providers in the Czech Republic, Argentina, and Great Britain.

Elsewhere, the Industrials sector was home to one of the leading contributors to Portfolio performance, Danish firm Vestas Wind Systems. The stock is a long-held overweight position and one of the largest stakes in the Portfolio. It’s a leading provider of wind turbines, and continued to benefit from demand for alternative energy sources driven by record-high oil prices.

The Portfolio’s performance relative to the benchmark was hurt by its underweight positions in some of the better-performing metals and mining names in the Materials sector, such as Rio Tinto and BHP Billiton, two top-ten detractors. What’s more, we were overweight in the paper & forest products industry, which limited relative results. The business climate for these shares was difficult because of falling demand, excess capacity, rising input costs, and negative currency effects from the falling dollar. One of the leading detractors from performance resided in this industry segment, Norwegian paper products firm Norske Skogsindustrier.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Outlook

Because we build the International Value Portfolio stock by stock, our sector and industry allocations typically reflect where we’re finding the best values in the market at a given time. At year-end, we continued to see opportunity in the Telecommunication and Industrial sectors, which were our largest overweight positions. At the same time, our most significant underweight position was in Financial shares. In part this is because Financials make up almost 30% of our Index and we’re reluctant to concentrate the Portfolio so heavily in a single sector. But it’s also because of earnings and valuation concerns we have for a number of companies in the sector amid difficult business conditions for many banks and other financial firms.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Franklin Templeton International Equity Portfolio	18.06%	23.63%	10.12%
Morgan Stanley EAFE Index (Gross)	11.63%	22.08%	9.04%
MSCI All Country World (ex-US) Index	17.12%	24.52%	10.09%
Lipper Variable Insurance Products (VIP) International Value Funds Average	9.68%	21.56%	10.04%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,030.80	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.23

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (92.6%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.9%)
Accor SA	France	173,000	13,810
Bayerische Motoren Werke AG	Germany	380,920	23,543
British Sky Broadcasting Group PLC	United Kingdom	1,864,690	22,933
Burberry Group PLC	United Kingdom	738,190	8,353
Compagnie Generale des Etablissements Michelin	France	260,200	29,809
Compass Group PLC	United Kingdom	2,915,350	17,869
GKN PLC	United Kingdom	2,091,540	11,719
*Hyundai Motor Co.	South Korea	264,580	20,237
Kingfisher PLC	United Kingdom	3,825,490	11,067
Mediaset SPA	Italy	1,497,610	15,092
NGK SPARK PLUG Co., Ltd.	Japan	272,000	4,771
Pearson PLC	United Kingdom	697,770	10,148
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	Portugal	89,113	1,242
Reed Elsevier NV	Netherlands	645,340	12,856
* Securitas Direct AB — Class B	Sweden	652,300	2,613
Sony Corp.	Japan	323,400	17,980
Thomson	France	1,088,780	15,461
Valeo SA	France	135,280	5,567
Wolters Kluwer NV	Netherlands	166,630	5,467
Yell Group PLC	United Kingdom	1,590,550	12,672

Total			263,209

Consumer Staples (2.3%)
Cadbury Schweppes PLC	United Kingdom	1,086,340	13,404
Nestle SA	Switzerland	38,980	17,885
Unilever PLC	United Kingdom	348,295	13,079

Total			44,368

Energy (6.5%)
BP PLC	United Kingdom	1,037,940	12,683
China Shenhua Energy Co., Ltd.	China	1,578,500	9,424
ENI SPA	Italy	414,535	15,155
*Gazprom, ADR	Russia	162,350	9,205
Repsol YPF SA	Spain	493,680	17,565
Royal Dutch Shell PLC —Class B	United Kingdom	704,315	29,246
SBM Offshore NV	Netherlands	451,200	14,223
Total SA	France	205,958	17,082

Total			124,583

Financials (20.2%)
ACE, Ltd.	Bermuda	234,580	14,492
Australia & New Zealand Banking Group, Ltd.	Australia	89,588	2,155
*Aviva PLC	United Kingdom	1,715,770	22,942
AXA	France	512,174	20,473
Banco Santander SA	Spain	906,009	19,556
Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	19,155
DBS Group Holdings, Ltd.	Singapore	1,192,000	17,118

Foreign Common Stocks (92.6%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
HSBC Holdings PLC	United Kingdom	1,474,937	24,913
ING Groep NV	Netherlands	683,040	26,665
*Kookmin Bank	South Korea	226,500	16,695
Lloyds TSB Group PLC	United Kingdom	1,165,150	10,927
Mitsubishi UFJ Financial Group, Inc.	Japan	565,000	5,305
Mitsubishi UFJ Financial Group, Inc., ADR	Japan	222,000	2,071
National Australia Bank, Ltd.	Australia	514,532	17,031
Nomura Holdings, Inc.	Japan	332,400	5,649
Nordea Bank AB	Sweden	1,536,530	25,586
Old Mutual PLC	United Kingdom	4,953,850	16,496
Royal Bank of Scotland Group PLC	United Kingdom	1,816,680	16,026
Sompo Japan Insurance, Inc.	Japan	1,103,000	10,000
Standard Chartered PLC	United Kingdom	370,360	13,569
Swire Pacific, Ltd.	Hong Kong	1,276,500	17,616
Swiss Re	Switzerland	180,212	12,793
UBS AG	Switzerland	716,150	33,111
Unicredito Italiano SPA	Italy	860,800	7,136
XL Capital, Ltd. — Class A	Bermuda	94,850	4,772

Total			382,252

Health Care (6.1%)
Agfa Gevaert NV	Belgium	291,272	4,459
Celesio AG	Germany	261,230	16,203
GlaxoSmithKline PLC	United Kingdom	621,430	15,792
Lonza Group AG	Switzerland	162,050	19,647
Norvartis AG	Switzerland	424,920	23,283
Olympus Corp.	Japan	236,500	9,798
Sanofi-Aventis	France	164,625	15,131
Takeda Pharmaceutical Co., Ltd.	Japan	208,500	12,284

Total			116,597

Industrials (13.5%)
Atlas Copco AB	Sweden	1,330,560	19,858
BAE Systems PLC	United Kingdom	3,411,020	33,750
Deutsche Post AG	Germany	602,100	20,658
Empresa Brasiileira de Aeronautica SA, ADR	Brazil	416,340	18,981
Hutchison Whampoa, Ltd.	Hong Kong	1,826,000	20,726
Koninklijke (Royal) Philips Electronics NV	Netherlands	449,135	19,349
Qantas Airways, Ltd.	Australia	2,552,550	12,163
Rentokil Initial PLC	United Kingdom	2,672,940	6,421
Rolls-Royce Group PLC	United Kingdom	1,916,990	20,796
*Securitas AB — Class B	Sweden	652,300	9,080
Securitas Systems — Class B	Sweden	652,300	2,320
Shanghai Electric Group Co., Ltd.	China	5,022,000	4,245
Siemens AG, ADR	Germany	199,230	31,351
Smiths Group PLC	United Kingdom	320,326	6,447
*Vestas Wind Systems A/S	Denmark	290,250	31,357

Total			257,502

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Foreign Common Stocks (92.6%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology (7.6%)
*Check Point Software Technologies, Ltd.	Israel	387,430	8,508
Compal Electronics, Inc.	Taiwan	6,005,372	6,574
FUJIFILM Holdings Corp.	Japan	159,300	6,757
Hitachi, Ltd.	Japan	1,198,000	8,949
*Infineon Technologies AG	Germany	1,122,690	13,222
Lite-On Technology Corp.	Taiwan	3,450,623	6,022
Mabuchi Motor Co., Ltd.	Japan	168,400	10,178
Nintendo Co., Ltd.	Japan	64,600	38,756
Samsung Electronics Co., Ltd.	South Korea	46,140	27,405
Toshiba Corp.	Japan	2,350,000	17,638

Total			144,009

Materials (4.9%)
Akzo Nobel NV	Netherlands	111,700	8,932
Alumina, Ltd.	Australia	1,908,930	10,651
BASF AG	Germany	109,300	16,176
Companhia Vale do Rio Doce, ADR	Brazil	881,000	24,650
*Domtar Corp.	United States	1,006,610	7,690
Norske Skogindustrier ASA	Norway	978,371	8,137
Stora Enso OYJ — Class R	Finland	658,140	9,835
UPM-Kymmene OYJ	Finland	394,760	7,962

Total			94,033

Telecommunication Services (11.3%)
China Telecom Corp., Ltd.	China	17,338,000	13,787
Chunghwa Telecom Co. Ltd., ADR	Taiwan	301,429	6,363
France Telecom SA	France	756,770	27,191
KT Corp. Spons, ADR	South Korea	385,100	9,936
Nippon Telegraph & Telephone Corp.	Japan	1,930	9,675
Portugal Telecom SGPS SA	Portugal	632,670	8,245
SK Telecom Co., Ltd.	South Korea	322,890	9,635
Telefonica SA Sponsored, ADR	Spain	395,838	38,629
Telefonos de Mexico SA de CV, ADR	Mexico	514,688	18,961
Telenor ASA	Norway	1,208,610	28,856
Turkcell Iletisim Hizmetleri AS	Turkey	1,315,060	14,415
Vodafone Group PLC	United Kingdom	8,017,483	29,916

Total			215,609

Utilities (6.3%)
E.ON AG	Germany	146,700	31,170
Electricite de France	France	258,050	30,685
Iberdrola SA	Spain	682,240	10,355
Korea Electric Power Corp.	South Korea	365,650	15,488
National Grid PLC	United Kingdom	666,512	11,044
Suez SA	France	314,910	21,403

Total			120,145

Total Foreign Common Stocks (Cost: $1,102,419)			1,762,307

Money Market Instruments (7.2%)	Country	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (1.9%)
Federal Home Loan Bank, 4.23%, 1/11/08	United States	6,900,000	6,932
Federal Home Loan Bank, 4.33%, 1/11/08	United States	30,000,000	29,923

Total			36,855

Finance Lessors (1.6%)
Barton Capital LLC, 5.55%, 1/3/08	United States	10,000,000	9,997
Windmill Funding Corp., 5.50%, 1/2/08	United States	10,000,000	9,998
Windmill Funding Corp., 6.15%, 1/3/08	United States	10,000,000	9,997

Total			29,992

Finance Services (1.1%)
Rabobank Financial Corp., 3.74%, 1/2/08	United States	20,000,000	19,998

Total			19,998

Miscellaneous Business Credit Institutions (0.5%)
Park Avenue Receivables, 4.25% 1/2/08	United States	10,113,000	10,112

Total			10,112

Personal Credit Institutions (0.5%)
Bryant Park Funding LLC., 5.40%, 1/4/08	United States	10,000,000	9,996

Total			9,996

Security Brokers and Dealers (0.5%)
Merrill Lynch & Co., 4.75%, 2/1/08	United States	10,000,000	9,959

Total			9,959

Short Term Business Credit (1.1%)
Old Line Funding Corp., 5.50%, 1/2/08	United States	10,000,000	9,998
Old Line Funding Corp., 4.82%, 1/16/08	United States	10,000,000	9,980

Total			19,978

Total Money Market Instruments (Cost: $136,890)			136,890

Total Investments (99.8%) (Cost $1,239,309)(a)			1,899,197

Other Assets, Less Liabilities (0.2%)			3,415

Net Assets (100.0%)			1,902,612

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,240,503 and the net unrealized appreciation of investments based on that cost was $658,694 which is comprised of $700,854 aggregate gross unrealized appreciation and $42,160 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Investment Percentage by Country:

United Kingdom	21.3%
France	11.2%
Japan	9.1%
Germany	8.6%
Switzerland	6.1%
South Korea	5.6%
Other	38.1%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in equity securities of issuers that are tied economically to emerging market counties.	$90 million

Portfolio Overview

The objective of the MFS® Emerging Markets Equity Portfolio is to achieve capital appreciation. The Portfolio seeks to accomplish this by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of issuers that are tied economically to emerging market countries. Such equity instruments could include common stocks, preferred stock, securities convertible into stock, and depository receipts for those securities. Emerging market countries may include countries that have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets.

Market Overview

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets — particularly in the mortgage and structured-products areas — experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Portfolio Performance

From the April 30, 2007 inception of the MFS® Emerging Markets Equity Portfolio to December 31, the Portfolio had a total return of 24.73%. By comparison, the Morgan Stanley Emerging Markets Index returned 30.51% for the same period. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

Security selection in the Financials sector was the primary detractor to performance relative to the MSCI Emerging Markets Index over the reporting period. Positioning in banking services firm ABSA Group Limited (South Africa), Kookmin Bank (South Korea), life insurance company China Life Insurance (China), and banking and insurance firm FirstRand (South Africa), held back performance.

Stock selection was the key negative factor in the Information Technology sector, where positions such as Samsung Electronics (South Korea) and HCL Technologies (India) hindered performance.

An underweighted position in retail names also weighed on performance over the reporting period, although no holdings in the industry were among the top detractors.

Securities in other sectors that held back relative returns included housing builder Sare Holding (Mexico) and electric power company Tenaga Nasional (Malaysia). Not owning coal mining firm China Shenhua (China) also detracted from relative performance as this stock outperformed the Index.

At the other end of the spectrum, stock selection in the Energy sector boosted relative performance. Strong performers within this sector included oil and gas exploration and production company Petroleo Brasileiro SA (Brazil), oil and gas producer PetroChina (China), petrochemical firm Reliance Industries (India), and natural gas producer Gazprom (Russia).

MFS® Emerging Markets Equity Portfolio

MFS®Emerging Markets Equity Portfolio

A combination of overweighting and stock selection in the Materials sector boosted relative returns. Iron ore miner Companhia Vale do Rio Doce (Brazil) and manufacturer of steel products Steel Authority of India (India) were among the top contributors.

Other stocks that contributed to relative performance included mobile phone services providers Vimpel Communications (Russia) and China Mobile (Hong Kong), and technology consulting firm Infosys (India). Avoiding poor-performing cement producer Cemex (Mexico) also enhanced relative returns.

Outlook

Global financial markets remain in the thrall of financial, economic, and political developments in the United States. Regardless of changing economic and market conditions, the strategy followed by the portfolio manager of the Emerging Markets Equity Portfolio is to continue to seek companies that are tied economically to emerging market countries and have potential in light of their current financial condition and industry position.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
MFS Emerging Markets Equity Portfolio	24.73%
Morgan Stanley Emerging Markets Index	30.35%
Lipper Variable Insurance Products (VIP) Emerging Markets Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,186.70	$8.28
Hypothetical (5% return before expenses)	$1,000.00	$1,017.32	$7.64

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (5.1%)
Aracruz Celulose SA, ADR	Brazil	8,550	636
Copa Holdings SA	Panama	12,270	461
Grupo Televisa SA, ADR	Mexico	25,130	597
*Lotte Shopping Co., Ltd.	South Korea	930	410
Orascom Construction Industries	Egypt	3,754	389
PT Astra International Tbk	Indonesia	168,000	488
Resorts World Berhad	Malaysia	378,000	443
*SARE Holding SA de CV —Class B	Mexico	472,500	645
Tofas Turk Otomobil Fabrikasi AS	Turkey	97,337	513

Total			4,582

Consumer Staples (4.7%)
Coca-Cola Hellenic Bottling Co. SA	Greece	10,430	451
Grupo Continental SAB	Mexico	174,440	413
Grupo Modelo SA de CV	Mexico	84,200	401
Itc, Ltd.	India	86,750	463
Kimberly-Clark de Mexico SAB de CV	Mexico	129,810	566
*KT&G Corp.	South Korea	4,366	372
Massmart Holdings, Ltd.	South Africa	33,910	356
PT Hanjaya Mandala Sampoerna Tbk	Indonesia	195,000	297
Tiger Brands, Ltd.	South Africa	13,240	324
Wal-Mart De Mexico SAB de CV	Mexico	158,300	552

Total			4,195

Energy (19.6%)
CNOOC, Ltd.	China	734,000	1,250
Gazprom, ADR	Russia	120,200	6,815
Oil and Natural Gas Corp., Ltd.	India	11,926	374
Petroleo Brasileiro SA —Petrobras, ADR	Brazil	59,930	6,906
Reliance Industries, Ltd.	India	29,260	2,139

Total			17,484

Financials (18.5%)
ABSA Group, Ltd.	South Africa	34,970	566
African Bank Investments, Ltd.	South Africa	146,300	704
AMMB Holdings, Berhad	Malaysia	312,600	359
*Asya Katilim Bankasi AS	Turkey	37,854	357
Banco Bradesco SA ADR	Brazil	47,470	1,518
Banco Marco SA, ADR	Argentina	13,850	343
Banco Santander Chile SA, ADR	Chile	8,000	408
Bank of China, Ltd.	China	1,164,000	563
Bumiputra-Commerce Holdings, Berhad	Malaysia	97,700	325
Capitaland, Ltd.	Singapore	86,000	374
Cathay Financial Holding Co., Ltd.	Taiwan	239,000	498
China Life Insurance Co., Ltd	China	340,000	1,759
*CSU Cardsystem SA	Brazil	117,250	379
FirstRand, Ltd.	South Africa	218,820	630
Grupo Financiero Banorte SAB de CV	Mexico	96,100	397
Hana Financial Group, Inc.	South Korea	9,180	494
Hopson Developement Holdings, Ltd.	China	120,000	332

Foreign Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Industrial and Commercial Bank of China	China	1,457,000	1,044
Malayan Banking, Berhad	Malaysia	106,000	369
Nedbank Group, Ltd.	South Africa	16,799	333
(n)OTP Bank Nyrt.	Hungary	5,310	540
PT Bank Central Asia Tbk	Indonesia	455,500	354
PT Bank Rakyat Indonesia	Indonesia	443,000	349
Sanlam, Ltd.	South Africa	231,930	769
Standard Bank Group, Ltd.	South Africa	59,130	863
Turkiye Garanti Bankasi AS	Turkey	87,010	782
*Unibanco — Uniao de Bancos Brasileiros SA	Brazil	5,370	750
Yanlord Land Group, Ltd.	Singapore	180,000	415

Total			16,574

Health Care (1.0%)
Teva Pharmaceutical Industries, Ltd., ADR	Israel	19,220	893

Total			893

Industrials (2.7%)
Bharat Heavy Electricals, Ltd.	India	6,300	413
Citic Pacific, Ltd.	China	79,000	437
*Hyundai Heavy Industries Co., Ltd.	South Korea	1,910	903
Larsen & Toubro, Ltd.	India	5,896	624

Total			2,377

Information Technology (7.3%)
*Check Point Software Technologies, Ltd.	Israel	18,290	402
High Tech Computer Corp.	Taiwan	20,900	386
Infosys Technologies, Ltd., ADR	India	21,550	978
Innolux Display Corp.	Taiwan	159,620	541
*LPS Brasil — Consultoria de Imoveis SA	Brazil	718	0
*LPS Brasil — Consultoria de Imoveis SA	Brazil	27,000	531
Media Tek, Inc.	Taiwan	44,000	571
NHN Corp.	South Korea	1,509	364
Satyam Computer Services, Ltd.	India	31,490	359
*Sime Darby, Berhad	Malaysia	114,500	412
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,027,000	1,964
United Microelectronics Corp.	Taiwan	1,000	1

Total			6,509

Materials (17.3%)
China Steel Corp.	Taiwan	328,000	440
Companhia Vale do Rio Doce, ADR	Brazil	132,510	4,330
Corporacion Moctezuma SAB de CV	Mexico	111,100	272
*DP World, Ltd.	United Arab Emirates	330,393	403
Formosa Chemicals & Fibre Corp.	Taiwan	131,000	335
Formosa Plastics Corp.	Taiwan	146,000	410

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Foreign Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Materials continued
Grupo Mexico SAB de CV	Mexico	153,900	967
Impala Platinum Holdings, Ltd.	South Africa	22,610	782
Israel Chemicals, Ltd.	Israel	81,660	1,038
*LG Chem, Ltd.	South Korea	6,130	587
*Makhteshim-Agan Industries, Ltd.	Israel	53,730	492
*Mercator Lines Singapore, Ltd.	Singapore	922,000	403
Mining And Metallurgical Co. Norilsk Nickel, ADR	Russia	3,230	876
Murray & Roberts Holdings, Ltd.	South Africa	30,061	447
POSCO, ADR	South Korea	11,670	1,755
The Siam Cement Public Co., Ltd.	Thailand	92,700	644
Southern Copper Corp.	United States	5,010	527
Steel Authority of India, Ltd.	India	113,504	814

Total			15,522

Telecommunication Services (15.7%)
America Movil SAB de CV, ADR	Mexico	46,580	2,860
China Mobile, Ltd.	China	168,000	2,972
Chunghwa Telecom Co., Ltd.	Taiwan	287,000	534
Egyptian Company for Mobile Services	Egypt	11,820	435
Mobile TeleSystems, ADR	Russia	12,350	1,257
MTN Group, Ltd.	South Africa	71,740	1,339
Orascom Telecom Holding SAE	Egypt	49,260	818
Philippine Long Distance Telephone Co.	Philippines	11,690	900
PT Telekomunikasi Indonesia	Indonesia	624,500	675
Sistema JSFC	Russia	11,880	496
*Telecom Argentina SA, ADR	Argentina	17,280	384
Vimpel Communications, ADR	Russia	34,330	1,428

Total			14,098

Utilities (3.9%)
CEZ	Czech Republic	14,640	1,099
Eletropaulo Metropolitana SA	Brazil	9,670,000	790
Manila Water Co.	Philippines	2,427,000	1,089
Tenaga Nasional, Berhad	Malaysia	192,000	557

Total			3,535

Total Foreign Common Stocks (Cost: $72,095)			85,769

Preferred Stocks (1.0%)

Information Technology (0.5%)
*Universo SA — UOL	Brazil	68,600	462

Materials (0.5%)
Usinas Siderurgicas de Minas Gerais SA	Brazil	9,100	417

Total Preferred Stocks (Cost: $849)			879

Preferred Stocks (1.0%)	Country	Shares/ $ Par	Value $ (000’s)

Warrants (2.4%)

Financials (2.4%)
*Emaar Properties — January 2010 Expiration	United Arab Emirates	112,003	461
Sberbank — May 2010 Expiration	Russia	400	1,685

Total Warrants (Cost: $1,969)			2,146

Money Market Instruments (1.5%)

Other Holdings (1.5%)
Societe Generale, 3.65%, 1/2/08	United States	1,363,000	1,363

Total Money Market Instruments (Cost: $1,363)			1,363

Total Investments (100.7%) (Cost $76,276)(a)			90,157

Other Assets, Less Liabilities (-0.7%)			(594)

Net Assets (100.0%)			89,563

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $76,281 and the net unrealized appreciation of investments based on that cost was $13,876 which is comprised of $16,306 aggregate gross unrealized appreciation and $2,430 aggregate gross unrealized depreciation.

Investment Percentage by Country:

Brazil	18.6%
Russia	12.1%
China	9.3%
Mexico	8.6%
South Africa	7.9%
India	6.9%
Taiwan	6.3%
South Korea	5.5%
Other	24.8%

Total	100.0%

(h)	Forward foreign currency contract outstanding on December 31, 2007

Type	Principal Amount Covered By Contract (000’s)	Settle- ment Month	Unrealized Appre- ciation (000’s)	Unrealized (Depre- ciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
BUY TRY	853	5/09	$129	$—	$129
SELL TRY	853	5/09	$—	$(134)	$(134)

TRY — New Turkish Lira

(n)	At December 31, 2007 portfolio securities with a aggregate value of $540 (in thousands) were valued with reference to securities whose prices are more readily obtainable.

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Emerging Markets Equity Portfolio

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income consistent with liquidity and stability of capital.	Achieve stability of capital by investing in short-term debt securities.	$462 million

Portfolio Overview

The Money Market Portfolio’s investment objective is to generate maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, provides a moderate return in line with prevailing short-term interest rates. The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements.

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

The Fed’s rate cuts are important for money market fund investors because returns on cash-equivalent investments are closely tied to the level of short-term interest rates. During the year, the Fed lowered its federal funds rate target from 5.25%, where they stood since June, 2006, to 4.25%. Yields on money market securities declined by a similar amount.

Looking at returns, money market investments performed well in a volatile year in the bond market that highlighted one of the key advantages of cash-equivalent investments — stability of principal. For all of 2007, cash-like investments returned 5.00%, as measured by the Merrill Lynch 3-Month T-Bill Index, while bonds returned 7.22%, as measured by the Citigroup U.S. Broad Investment Grade Bond Index.

Portfolio Performance

For all of 2007, the Portfolio returned 5.28%, in line with the Merrill Lynch 3-Month Treasury Bill (T-Bill) Index, which returned 5.00%. The Portfolio’s return compared favorably with the 4.49% average return of its Money Market Funds peer group, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s outperformance relative to the peer group resulted from its below-average expenses and effective management of the Portfolio’s weighted average maturity (WAM).

In terms of Portfolio positioning, we helped performance relative to our peers by having a relatively long WAM when the Fed began cutting interest rates. It is beneficial to have a longer WAM when rates are flat or falling, because it allows the Portfolio to lock in higher yields for a longer time.

In addition, we reduced our exposure to asset-backed commercial paper (CP), replacing these securities with very short-term, highly liquid (easily bought and sold) government agency securities. We made these changes at a time when there was concern in the market that some asset-backed CP might be exposed to subprime mortgages through these structured finance securities.

Money Market Portfolio

Money Market Portfolio

Outlook

Looking ahead, we see a weak economic environment with continued concerns about the health of big lenders and insurers. That means the Fed will likely have to work hard in the form of lower interest rates to provide liquidity and reflate the economy. As a result, we expect lower money market yields in 2008. In that sort of environment, we’re likely to maintain a long average maturity in an attempt to lock in higher yields longer. Just as important, we will continue to carefully monitor the quality and health of the issuers whose securities we hold, looking for the best relative values among these high-quality securities.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,027.00	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

Money Market Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Asset-Backed Securities (4.0%)
Capital Auto Receivables Asset Trust, Series 2007-4, Class A1, 4.20%, 11/17/08	7,920,076	7,920
Carmax Auto Owner Trust, 5.8386%, 9/15/08, Series 2007-3, Class A1	2,030,171	2,030
Daimler Chrysler Auto Trust, Series 2007-A, Class A1, 4.945%, 11/10/08 — 144A	8,446,164	8,446

Total		18,396

Autos (10.3%)
Daimler Chrysler Auto, 4.87%, 2/6/08	10,000,000	9,952
Daimler Chrysler Auto, 5.20%, 3/20/08	4,000,000	3,954
Fcar Owner Trust I, 6.15%, 1/10/08	7,000,000	6,989
Fcar Owner Trust I, 6.15%, 1/11/08	7,000,000	6,988
New Center Asset Trust, 5.15%, 4/8/08	10,000,000	9,860
New Center Asset Trust, 5.45%, 3/17/08	10,000,000	9,885

Total		47,628

Commercial Banks Non-US (6.8%)
HBOS Treasury Services PLC, 5.2325%, 4/9/08	3,400,000	3,400
Royal Bank of Canada, 4.52%, 3/17/08	7,000,000	6,933
Royal Bank of Canada, 4.80%, 1/3/08	7,000,000	6,998
The Royal Bank of Scotland PLC, 5.06%, 3/6/08	7,000,000	6,936
The Royal Bank of Scotland PLC, 5.16%, 1/7/08	7,000,000	6,994

Total		31,261

Federal Government & Agencies (11.2%)
Federal Home Loan Bank, 4.25%, 3/19/08	9,200,000	9,115
Federal Home Loan Bank, 4.30%, 1/9/08	10,000,000	9,991
Federal Home Loan Bank, 5.25%, 2/5/08	3,800,000	3,800

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies continued
Federal Home Loan Mortgage Corp., 4.97%, 2/4/08	3,800,000	3,782
Federal Home Loan Mortgage Corp., 4.97%, 3/3/08	4,000,000	3,966
Federal Home Loan Mortgage Corp., 4.98%, 5/30/08	4,250,000	4,162
Federal National Mortgage Association, 4.23%, 3/12/08	5,000,000	4,958
Federal National Mortgage Association, 4.40%, 2/4/08	3,800,000	3,797
Federal National Mortgage Association, 5.06%, 3/10/08	4,200,000	4,159
Federal National Mortgage Association, 5.08%, 1/16/08	4,250,000	4,241

Total		51,971

Finance Lessors (9.1%)
Ranger Funding Co. LLC, 5.50%, 1/18/08	7,000,000	6,982
Ranger Funding Co. LLC, 5.65%, 1/7/08	7,000,000	6,993
Thunder Bay Funding, Inc., 4.75%, 1/18/08	10,000,000	9,978
Thunder Bay Funding, Inc., 5.70%, 2/8/08	4,000,000	3,976
Windmill Funding Corp., 4.85%, 1/10/08	4,000,000	3,995
Windmill Funding Corp., 5.60%, 1/18/08	3,000,000	2,992
Windmill Funding Corp., 5.70%, 1/2/08	7,000,000	6,999

Total		41,915

Finance Services (21.3%)
Alpine Securitization, 4.72%, 2/7/08	10,000,000	9,951
Alpine Securitization, 5.70%, 1/3/08	10,000,000	9,997
Barton Capital, 4.85%, 1/7/08	10,000,000	9,992
Barton Capital, 5.12%, 1/4/08	10,000,000	9,996
Bryant Park Funding LLC, 5.10%, 3/17/08	7,000,000	6,925
Bryant Park Funding LLC, 5.60%, 1/4/08	7,000,000	6,997
Ciesco LP, 4.88%, 1/8/08	6,000,000	5,994
Ciesco LP, 4.90%, 1/17/08	8,000,000	7,983

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
Rabobank Financial Corp., 3.74%, 1/2/08	18,740,000	18,739
Washington Mutual, Inc., 5.07625%, 3/20/08	4,500,000	4,491
Wells Fargo Co. , 4.30%, 1/14/08	7,000,000	6,989

Total		98,054

Miscellaneous Business Credit Institutions (5.6%)
General Electric Capital Corp., 4.125%, 3/4/08	3,145,000	3,138
General Electric Capital Corp., 4.25%, 1/15/08	9,000,000	8,997
Park Avenue Receivables, 4.83%, 2/8/08	7,000,000	6,964
Park Avenue Receivables, 4.85%, 1/8/08	7,000,000	6,993

Total		26,092

National Commercial Banks (6.4%)
Bank of America Corp., 4.61%, 5/16/08	5,000,000	4,913
BankBoston NA, 6.375%, 3/25/08	3,500,000	3,509
BankBoston NA, 6.375%, 4/15/08	6,075,000	6,095
Barclays US Funding LLC, 4.70%, 5/13/08	5,000,000	4,913
Barclays US Funding LLC, 5.18%, 1/9/08	10,000,000	9,988

Total		29,418

Personal Credit Institutions (7.3%)
American Express Credit, 4.57%, 1/16/08	10,000,000	9,981
American Express Credit, 4.71%, 1/25/08	4,000,000	3,987
American General Finance, 4.82%, 1/14/08	10,000,000	9,983
American General Finance, 4.90%, 1/3/08	10,000,000	9,997

Total		33,948

Security Brokers and Dealers (10.6%)
The Goldman Sachs Group, Inc., 4.125%, 1/15/08	4,000,000	3,998

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio

Money Market Portfolio

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
The Goldman Sachs Group, Inc., 4.60%, 2/7/08	5,000,000	4,976
The Goldman Sachs Group, Inc., 5.232%, 2/1/08	9,100,000	9,100
Merrill Lynch, 4.77%, 1/15/08	6,000,000	5,989
Merrill Lynch, 4.84%, 6/6/08	3,000,000	2,937
Merrill Lynch, 5.05%, 1/2/08	5,000,000	4,999
Morgan Stanley Dean Witter, 4.59%, 8/15/08	4,000,000	3,884
Morgan Stanley Dean Witter, 4.71%, 7/11/08	4,000,000	3,900
Morgan Stanley Dean Witter, 4.86%, 6/13/08	5,000,000	4,889
UBS AG Stamford, 5.29%, 9/16/08	4,465,000	4,465

Total		49,137

Short Term Business Credit (7.3%)
Old Line Funding Corp., 5.10%, 1/18/08	10,000,000	9,976
Old Line Funding Corp., 5.75%, 1/30/08	4,000,000	3,981
Sheffield Receivables, 4.73%, 1/16/08	10,000,000	9,980
Sheffield Receivables, 4.83%, 1/17/08	10,000,000	9,979

Total		33,916

Total Money Market Investments (Cost: $461,736)		461,736

Total Investments (99.9%) (Cost $461,736)		461,736

Other Assets, Less Liabilities (0.1%)		356

Net Assets (100.0%)		462,092

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $8,446, representing 1.83% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio

Short-Term Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest primarily in a diversified portfolio of high quality debt securities.	$58 million

Portfolio Overview

The primary investment objective of the Short-Term Bond Portfolio is to provide as high a level of current income as is consistent with prudent investment risk. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding on year. Investment grade securities are securities rated “investment grade” by at least one qualified rating agency or, if unrated, determined by the Portfolio’s Adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective. Under normal market conditions, the Portfolio attempts to maintain a duration (the Portfolio’s sensitivity to changes in interest rates) of between one and three years. The Portfolio may invest in mortgage-and asset-backed securities. Securities are selected primarily based upon rigorous analysis of interest rates, the economy, and credit and call risks. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential for performance based on economic and business cycles. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals, and free cash flow. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on economic outlook, the financial markets and other factors.

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

For all of 2007, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%. Looking at the broad sectors that make up the BIG Index, Treasurys performed best, followed by securitized bonds (which includes mortgage- and asset-backed securities), and then corporate bonds. By comparison, high-yield bonds returned just 1.91%, as measured by the Citigroup High-Yield Cash-Pay Index.

The big rally in the Treasury market had the effect of sending yields down sharply, but particularly for the shorter-term securities in which the Portfolio typically invests. As of December 31, 2007, the yields on two-, 10-, and 30-year Treasury securities were 3.02%, 4.03%, and 4.49%, respectively.

Portfolio Returns

From its April 30, 2007 inception to December 31, 2007, the Short-Term Bond Portfolio had a total return of 3.10%. By comparison, the Lehman Brothers U.S. Aggregate 1-3 Year Government/Corporate Index returned 4.80%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

The largest factor explaining the Portfolio’s performance relative to the benchmark was our overweight position in higher-yielding corporate and mortgage-backed securities (MBS) and underweight position in Treasurys at the time when Treasury bonds significantly outperformed risk assets. The Index has an approximately 60% weighting in short-term government bonds. By comparison, the Portfolio’s asset mix at year-end was about 20% government bonds, 30% corporates, and the rest in the securitized (mortgage- and asset-backed securities) sector. But in a period when high-quality government bonds outperformed higher-yielding spread products by a wide margin, this positioning limited the Portfolio’s relative results.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

That said, we view this positioning as a long-term, strategic trade. Consider that there are two components to a bond fund’s total return — income and price changes. Other things being equal, we believe that higher-yielding spread products such as mortgages and corporates have the potential to outperform Treasury bonds over time.

But for short periods, price changes can overwhelm these bonds’ income advantage, which is exactly what happened in the second half of the year. The jump in interest rate volatility limited MBS returns, while a “re-pricing of risk” beginning in June led to the underperformance of corporates and other higher-yielding, lower-quality bonds at a time when Treasurys enjoyed their best results in several years.

We should also point out that in mortgages we had essentially zero sub-prime exposure. And within our corporate slice we preferred short-term securities that provided the extra yield corporates offer but without the price volatility associated with longer-term bonds. In addition, we tended to hold an overweight position in higher-quality bonds from more defensive sectors, such as Utilities and Cable, and underweight positions in select Consumer Discretionary and Financial sector bonds.

In addition, we added value in the second half of the year by holding a small allocation to Japanese yen, which performed well relative to the dollar as U.S. interest rates and pace of growth declined.

Outlook

Looking ahead, we’re concerned about the health of the economy, which would argue for more defensive names within our corporate allocation. That said, the dramatic re-pricing of risk assets has made investment-grade corporates look like much better values to us now than at the beginning of 2007. That’s especially true relative to Treasury bonds, whose yields seem too low to us given the pace of Federal Reserve interest rate cuts. As a result, we’ll be looking for opportunities to add shorter-term corporate securities in defensive sectors where we think we can get compelling values. And given our view of rates, we’re likely to continue to manage duration (price sensitivity to interest rate changes) conservatively going forward, keeping it short to neutral relative to our benchmark.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
Short-Term Bond Portfolio	3.10%
Lehman Brothers U.S. Aggregate 1-3 Years Index	4.80%
Lipper Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation is subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,029.90	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	$2.26

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (1.3%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	250,000	252
L-3 Communications Corp., 7.625%, 6/15/12	250,000	256
Northrop Grumman Corp., 7.125%, 2/15/11	250,000	266

Total		774

Auto Manufacturing (0.9%)
Daimler Finance NA LLC, 7.20%, 9/1/09	250,000	258
DaimlerChrysler NA Holding Corp., 5.75%, 9/8/11	250,000	254

Total		512

Banking (5.7%)
Bank of America Corp., 4.50%, 8/1/10	250,000	250
Bank of Scotland PLC, 5.625%, 7/20/09 144A	250,000	254
Bank One Corp., 6.00%, 8/1/08	250,000	251
Barclays Bank PLC, 7.40%, 12/15/09	390,000	412
CitiCorp, 6.375%, 11/15/08	249,000	252
Mellon Funding Corp., 3.25%, 4/1/09	185,000	182
National City Corp., 3.125%, 4/30/09	300,000	294
PNC Funding Corp., 7.50%, 11/1/09	250,000	263
Suntrust Bank, 4.55%, 5/25/09	250,000	250
U.S. Bancorp, 4.50%, 7/29/10	250,000	252
Wachovia Corp., 5.625%, 12/15/08	215,000	215
Washington Mutual, Inc., 4.20%, 1/15/10	250,000	223
Wells Fargo Bank NA, 7.55%, 6/21/10	268,000	286

Total		3,384

Beverage/Bottling (0.9%)
Coca-Cola Enterprises, 5.75%, 11/1/08	250,000	252
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/09 144A	250,000	253

Total		505

Cable/Media/Broadcasting/Satellite (1.3%)
CBS Corp., 7.70%, 7/30/10	250,000	266
Comcast Corp., 5.45%, 11/15/10	250,000	255
Viacom, Inc., 5.75%, 4/30/11	250,000	253

Total		774

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities (5.0%)
Appalachian Power Co., 6.60%, 5/1/09	138,000	141
Consolidated Edison Co. of New York, 4.70%, 6/15/09	250,000	251
Consumers Energy Co., 4.80%, 2/17/09	250,000	249
The Detroit Edison Co., 6.125%, 10/1/10	250,000	259
Duke Energy Corp., 4.50%, 4/1/10	250,000	251
Florida Power Corp., 4.50%, 6/1/10	250,000	252
Nevada Power Co., 6.50%, 4/15/12	250,000	259
Pacific Gas & Electric Co., 3.60%, 3/1/09	250,000	247
PacifiCorp, 4.30%, 9/15/08	250,000	249
PPL Electric Utilities Corp., 6.25%, 8/15/09	250,000	256
Public Service Co. of Colorado, 4.375%, 10/1/08	250,000	249
Virginia Electric & Power Co., 4.50%, 12/15/10	250,000	249

Total		2,912

Electronics (0.6%)
IBM Corp., 4.375%, 6/1/09	325,000	328

Total		328

Food Processors (0.4%)
Kraft Foods, Inc., 5.625%, 11/1/11	250,000	256

Total		256

Gas Pipelines (0.9%)
Enterprise Products Operating L.P., 4.625%, 10/15/09	250,000	250
Kinder Morgan Energy Partners, L.P., 6.30%, 2/1/09	250,000	253

Total		503

Independent Finance (1.5%)
American General Finance Corp., 4.625%, 5/15/09	250,000	249
General Electric Capital Corp., 4.375%, 11/21/11	250,000	248
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	100,000	93
International Lease Finance Corp., 5.45%, 3/24/11	250,000	253

Total		843

Industrials — Other (0.6%)
DR Horton, Inc., 7.875%, 8/15/11	250,000	237
Lennar Corp., 5.95%, 10/17/11	100,000	84

Total		321

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Mortgage Banking (0.4%)
Countrywide Home Loans, Inc., 4.125%, 9/15/09	270,000	198
Residential Capital LLC, 6.00%, 2/22/11	100,000	62

Total		260

Oil and Gas (1.8%)
Anadarko Finance Co., 6.75%, 5/1/11	250,000	264
Burlington Resources, Inc., 6.40%, 8/15/11	250,000	264
Devon Financing Corp. ULC, 6.875%, 9/30/11	250,000	268
Tesoro Corp., 6.25%, 11/1/12	250,000	250

Total		1,046

Other Finance (0.1%)
Capmark Financial Group, 5.875%, 5/10/12 144A	100,000	79

Total		79

Paper and Forest Products (0.9%)
International Paper Co., 4.00%, 4/1/10	250,000	248
Weyerhaeuser Co., 5.95%, 11/1/08	250,000	252

Total		500

Railroads (2.1%)
Burlington North Santa Fe, 6.125%, 3/15/09	250,000	253
Canadian National Railways, 4.25%, 8/1/09	198,000	197
CSX Corp., 6.25%, 10/15/08	250,000	252
Norfolk Southern Corp., 6.75%, 2/15/11	237,000	254
Union Pacific Corp., 3.875%, 2/15/09	250,000	248

Total		1,204

Real Estate Investment Trusts (1.6%)
AvalonBay Communities, Inc., 7.50%, 8/1/19	390,000	406
Duke Realty LP, 5.625%, 8/15/11	250,000	251
Simon Property Group LP, 5.375%, 6/1/11	250,000	247

Total		904

Retail Food and Drug (0.9%)
CVS Corp., 4.00%, 9/15/09	250,000	245
Safeway, Inc., 7.50%, 9/15/09	250,000	263

Total		508

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Retail Stores (1.3%)
Home Depot, Inc., 4.625%, 8/15/10	250,000	248
J.C. Penney Co., Inc., 8.00%, 3/1/10	250,000	261
Macys Retail Holdings, Inc., 6.30%, 4/1/09	250,000	252

Total		761

Security Brokers and Dealers (1.8%)
Goldman Sachs Group, Inc., 6.875%, 1/15/11	250,000	264
Lehman Brothers Holdings, 4.25%, 1/27/10	250,000	246
Merrill Lynch & Co., Inc., 4.79%, 8/4/10	250,000	248
Morgan Stanley, 5.05%, 1/21/11	50,000	50
Morgan Stanley Dean Witter & Co., 6.75%, 04/15/11	200,000	210

Total		1,018

Telecommunications (2.3%)
AT&T, Inc., 4.125%, 9/15/09	293,000	290
Deutsche Telekom International Finance BV	250,000	267
Rogers Wireless Inc., 9.625%, 5/1/11	200,000	228
Sprint Capital Corp., 7.625%, 1/30/11	250,000	261
Vodafone Group, 7.75%, 2/15/10	250,000	264

Total		1,310

Vehicle Parts (0.4%)
Johnson Controls, Inc., 5.25%, 1/15/11	250,000	251

Total		251

Total Corporate Bonds (Cost: $19,036)		18,953

Governments (21.8%)

Governments (21.8%)
(f)Japan Government, 0.70%, 10/15/08	30,000,000	269
US Treasury, 3.125%, 11/30/09	7,600,000	7,608
US Treasury, 3.375%, 11/30/12	125,000	125
US Treasury, 4.50%, 4/30/09	4,540,000	4,622

Total Governments (Cost: $12,527)		12,624

Structured Products (38.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products (38.8%)
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	918,303	916
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	615,544	617
Federal Home Loan Mortgage Corp., 6.50%, 8/1/36	415,935	428
Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	851,019	888
Federal National Mortgage Association, 5.00%, 5/1/20	1,905,011	1,907
Federal National Mortgage Association, 6.00%, 8/1/22	2,371,879	2,427
Federal National Mortgage Association, 6.50%, 7/1/37	289,210	297
Federal National Mortgage Association, 6.50%, 8/1/37	1,795,826	1,846
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	1,000,000	1,059
Honda Auto Receivables Owner Trust, Series 2005-6, Class A3, 4.85%, 10/19/09	1,118,846	1,119
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16	1,500,000	1,588
MBNA Credit Card Master Note Trust, Series 2003-A6, Class A6, 2.75%, 10/15/10	2,250,000	2,234
Morgan Stanley Capital, Series 1999-FNV1, Class C, 6.80%, 3/15/31	1,000,000	1,018
Nissan Auto Receivables Owner Trust, Series 2004-A, Class A4, 2.76%, 7/15/09	398,036	397
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	1,732,016	1,675
USAA Auto Owner Trust, Series 2004-2, Class A4, 3.58%, 2/15/11	592,792	592
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10	270,701	271

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (38.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	2,000,000	1,987
WFS Financial Owner Trust, Series 2004-3, Class A4, 3.93%, 2/17/12	1,275,000	1,270

Total Structured Products (Cost: $22,394)		22,536

Money Market Investments (6.0%)

Federal Government & Agencies (0.2%)
Federal Home Loan Bank, 4.20%, 2/29/08	100,000	99

Total		99

Finance Services (3.4%)
Barton Capital, 5.90%, 1/4/08	1,000,000	1,000
Merrill Lynch, 5.03%, 1/8/08	1,000,000	999

Total		1,999

Miscellaneous Business Credit Institutions (1.7%)
Park Avenue Receivables, 4.80%, 1/23/08	1,000,000	997

Total		997

Personal Credit Institutions (0.7%)
Rabobank Financial Corp., 3.74%, 1/2/08	400,000	400

Total		400

Total Money Market Investments (Cost: $3,495)		3,495

Total Investments (99.3%) (Cost $57,452)(a)		57,608

Other Assets, Less Liabilities (0.7%)		390

Net Assets (100.0%)		57,998

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $1,897, representing 3.27% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $57,492 and the net unrealized appreciation of investments based on that cost was $116 which is comprised of $387 aggregate gross unrealized appreciation and $271 aggregate gross unrealized depreciation.

(f)	Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk a secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in high quality corporate bonds, U.S. government bonds and government agency securities.	$1.1 billion

Portfolio Overview

The Select Bond Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital. The Portfolio seeks to achieve these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency, or if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below invested in below investment grade securities. The Portfolio is actively managed to seek to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors. This will increase Portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

For all of 2007, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%. Looking at the broad sectors that make up the BIG Index, Treasurys performed best, followed by securitized bonds (which includes mortgage- and asset-backed securities), and then corporate bonds. By comparison, high-yield bonds returned just 1.91%, as measured by the Citigroup High-Yield Cash-Pay Index.

Portfolio Returns

For all of 2007, the Select Bond Portfolio had a total return of 6.39%. By comparison, the Citigroup BIG Index returned 7.22% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, A-Rated Corporate Debt Funds, was 5.12%, according to Lipper Analytical Services, Inc. (Lipper), an independent mutual fund ranking agency.

The Portfolio underperformed the Index because of its overweight position in higher-yielding corporate and mortgage-backed securities (MBS) at a time when Treasury bonds significantly outperformed risk assets. However, we believe the Portfolio beat its Lipper group average return because of some of our sector and currency trades.

The largest factor explaining the Portfolio’s performance relative to the benchmark was our overweight position in corporates and MBS and underweight position in Treasurys. We view this positioning as a long-term, strategic trade. Consider that there are two components to a bond fund’s total return — income and price changes. Other things being equal, we believe that higher-yielding spread products such as mortgages and corporates have the potential to outperform Treasury bonds over time. But in a period when high-quality government bonds outperformed higher-yielding spread products by a wide margin, this positioning limited the Portfolio’s relative results.

For short periods, price changes can overwhelm these bonds’ income advantage, which is exactly what happened in the second half of the year. The jump in interest rate volatility limited MBS returns, while a “re-pricing of risk” beginning in June led to the underperformance of corporates and other higher-yielding, lower-quality bonds at a time when Treasurys enjoyed their best results in several years.

However, relative to our Lipper peer group, the overall credit quality of the Portfolio was higher and corporate exposure lower. In particular, we had only a very small allocation to bonds rated below investment grade, which trailed higher-quality bonds. As a result, that positioning contributed to outperformance of our peer group in a period when riskier assets lagged.

We should also point out that in mortgages we had essentially zero sub-prime exposure. And within our corporate slice we preferred short-term securities that provided the extra yield corporates offer but without the price volatility associated with longer-term bonds. In addition, we tended to hold an overweight position in higher-quality bonds from more defensive sectors, such as utilities and cable, and underweight positions in select consumer discretionary and financial sector bonds.

In addition, we added value in the second half of the year by holding a small allocation to Japanese yen, which performed well relative to the dollar as U.S. interest rates and pace of growth declined.

Select Bond Portfolio

Select Bond Portfolio

Outlook

Looking ahead, we’re concerned about the health of the economy, which would argue for more defensive names within our corporate allocation. That said, the dramatic re-pricing of risk assets has made investment-grade corporates look like much better values to us now than at the beginning of 2007. That’s especially true relative to Treasury bonds, whose yields seem too low to us given the pace of Federal Reserve interest rate cuts. As a result, we’ll be looking for opportunities to add short- and intermediate-term corporate securities in defensive sectors where we think we can get compelling values. And given our view of rates, we’re likely to continue to manage duration (price sensitivity to interest rate changes) conservatively going forward, keeping it short to neutral relative to our benchmark.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Select Bond Portfolio	6.39%	4.51%	6.06%
Citigroup U.S. Broad Investment Grade Index	7.22%	4.55%	6.03%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	5.12%	4.18%	5.36%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds. Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

Select Bond Portfolio

Select Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,055.10	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (1.8%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	1,850,000	1,863
BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A	500,000	486
Boeing Capital Corp., 4.75%, 8/25/08	3,067,000	3,077
General Dynamics Corp., 3.00%, 5/15/08	3,660,000	3,639
General Dynamics Corp., 4.25%, 5/15/13	920,000	902
L-3 Communications Corp., 6.375%, 10/15/15	3,050,000	3,004
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,098
Lockheed Martin Corp., 6.15%, 9/1/36	735,000	760
Lockheed Martin Corp., 7.65%, 5/1/16	875,000	1,004
Raytheon Co., 5.50%, 11/15/12	3,680,000	3,832

Total		19,665

Auto Manufacturing (0.2%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	1,940,000	1,948
DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	240,000	303

Total		2,251

Banking (2.6%)
Bank of America Corp., 5.42%, 3/15/17	415,000	401
Bank of America Corp., 5.625%, 10/14/16	1,225,000	1,232
Bank of New York Mellon Corp., 4.95%, 11/1/12	630,000	630
Bank One Corp., 5.25%, 1/30/13	2,835,000	2,828
Barclays Bank PLC, 5.926%, 12/15/16 144A	1,290,000	1,200
BB&T Corp., 4.90%, 6/30/17	315,000	291
BNP Paribas, 5.186%, 6/29/15 144A	170,000	155
BNP Paribas, 7.195%, 6/25/37 144A	200,000	197
Citigroup, Inc., 5.125%, 5/5/14	1,645,000	1,605
Citigroup, Inc., 6.125%, 11/21/17	1,810,000	1,859
Credit Agricole SA/London, 6.637%, 5/31/17 144A	595,000	552

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Credit Suisse Guernsey, Ltd., 5.86%, 5/15/49	165,000	148
Deutsche Bank AG London, 5.375%, 10/12/12	770,000	789
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	815,000	741
JPMorgan Chase Bank NA, 5.875%, 6/13/16	1,340,000	1,350
M&I Marshall & Ilsley Bank, 5.15%, 2/22/12	1,770,000	1,740
Mellon Bank NA, 5.45%, 4/1/16	1,190,000	1,167
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	2,449,000	2,488
Northern Trust Corp., 5.30%, 8/29/11	580,000	592
PNC Funding Corp., 5.625%, 2/1/17	490,000	477
Royal Bank of Scotland Group PLC, 6.99%, 10/5/17 144A	260,000	259
State Street Bank and Trust Co., 5.30%, 1/15/16	1,385,000	1,347
UnionBanCal Corp., 5.25%, 12/16/13	565,000	547
US Bank NA, 4.80%, 4/15/15	2,155,000	2,069
Wachovia Bank NA/Charlotte N.C., 5.60%, 3/15/16	250,000	245
Wachovia Bank NA/Charlotte N.C., 6.00%, 11/15/17	250,000	252
Wachovia Bank NA/Charlotte N.C., 6.60%, 1/15/38	575,000	578
Wachovia Corp., 5.35%, 3/15/11	950,000	962
Washington Mutual Bank, 5.95%, 5/20/13	770,000	684
Wells Fargo Bank NA, 5.75%, 5/16/16	370,000	375
Zions Bancorporation, 5.50%, 11/16/15	1,520,000	1,425

Total		29,185

Banking and Finance (0.3%)
Bank of America Corp., 5.75%, 12/1/17	2,345,000	2,350
Citigroup Capital XXI, Inc., 8.30%, 12/21/57	265,000	277
Morgan Stanley, 5.95%, 12/28/17	476,000	476

Total		3,103

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling (0.9%)
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	200,000	196
Anheuser-Busch Companies, Inc., 5.95%, 1/15/33	110,000	111
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	3,025,000	3,293
Bottling Group LLC, 4.625%, 11/15/12	305,000	306
Bottling Group LLC, 5.50%, 4/1/16	815,000	830
The Coca-Cola Co., 5.35%, 11/15/17	1,375,000	1,409
Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,106
Diageo Capital PLC, 4.375%, 5/3/10	420,000	419
PepsiCo, Inc., 4.65%, 2/15/13	385,000	388
PepsiCo, Inc., 5.15%, 5/15/12	75,000	78
SABMiller PLC, 6.20%, 7/1/11 144A	1,965,000	2,056

Total		10,192

Building Products (0.1%)
CRH America, Inc., 6.00%, 9/30/16	575,000	562

Total		562

Cable/Media/Broadcasting/Satellite (1.6%)
CBS Corp., 6.625%, 5/15/11	330,000	342
Clear Channel Communications, Inc., 6.25%, 3/15/11	1,430,000	1,294
Comcast Corp., 5.875%, 2/15/18	1,075,000	1,072
Comcast Corp., 6.30%, 11/15/17	1,505,000	1,561
Comcast Corp., 6.95%, 8/15/37	220,000	237
Cox Communications, Inc., 4.625%, 1/15/10	565,000	561
Historic TW, Inc., 6.625%, 5/15/29	230,000	226
News America, Inc., 6.15%, 3/1/37	75,000	72
News America, Inc., 6.40%, 12/15/35	470,000	475
News America, Inc., 6.65%, 11/15/37 144A	690,000	712
Rogers Cable, Inc., 5.50%, 3/15/14	3,450,000	3,400

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Rogers Cable, Inc., 6.25%, 6/15/13	155,000	159
TCI Communications, Inc., 8.75%, 8/1/15	735,000	855
Time Warner Cable, Inc., 5.40%, 7/2/12	530,000	531
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	3,110,000	3,152
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	690,000	813
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,500,000	1,684
Viacom, Inc., 5.75%, 4/30/11	765,000	775

Total		17,921

Conglomerate/Diversified Manufacturing (0.4%)
General Electric Co., 5.00%, 2/1/13	2,000,000	2,025
Honeywell International, Inc., 5.40%, 3/15/16	1,000,000	1,004
United Technologies Corp., 4.875%, 5/1/15	250,000	247
United Technologies Corp., 6.35%, 3/1/11	770,000	820

Total		4,096

Consumer Products (0.6%)
The Clorox Co., 4.20%, 1/15/10	1,750,000	1,730
Fortune Brands, Inc., 5.375%, 1/15/16	600,000	572
The Gillette Co., 2.50%, 6/1/08	3,300,000	3,269
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	463
Reynolds American, Inc., 6.75%, 6/15/17	150,000	153

Total		6,187

Electric Utilities (4.7%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	596
(n)Bruce Mansfield Unit, 6.85%, 6/1/34	415,000	418
Carolina Power & Light, Inc., 5.15%, 4/1/15	320,000	317
Carolina Power & Light, Inc., 6.50%, 7/15/12	255,000	271
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	200,000	202
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	210,000	230

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	122
CMS Energy Corp., 6.875%, 12/15/15	970,000	981
Consolidated Edison Co. of New York, 5.375%, 12/15/15	485,000	483
Consolidated Edison Co. of New York, 5.50%, 9/15/16	430,000	432
Consolidated Edison Co. of New York, 6.30%, 8/15/37	340,000	352
Consumers Energy Co., 4.80%, 2/17/09	3,675,000	3,667
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	962
The Detroit Edison Co., 5.45%, 2/15/35	105,000	95
The Detroit Edison Co., 5.70%, 10/1/37	25,000	23
DTE Energy Co., 6.375%, 4/15/33	195,000	196
DTE Energy Co., 7.05%, 6/1/11	4,470,000	4,748
Duke Energy Corp., 6.45%, 10/15/32	1,225,000	1,277
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	640,000	616
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	622
Exelon Generation Co. LLC, 6.20%, 10/1/17	250,000	248
Florida Power & Light Co., 5.55%, 11/1/17	1,025,000	1,046
Florida Power & Light Co., 5.625%, 4/1/34	775,000	750
Florida Power Corp., 4.50%, 6/1/10	2,115,000	2,129
Florida Power Corp., 4.80%, 3/1/13	100,000	99
FPL Group Capital, Inc., 5.551%, 2/16/08	2,815,000	2,816
Indiana Michigan Power, 5.05%, 11/15/14	1,560,000	1,496
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	651,483	653
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	975,000	993
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	195,000	189
Monongahela Power Co., 5.70%, 3/15/17 144A	615,000	607
Nevada Power Co., 5.875%, 1/15/15	1,200,000	1,193
Nevada Power Co., 6.50%, 4/15/12	750,000	777

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Nevada Power Co., 6.50%, 5/15/18	1,155,000	1,183
Northern States Power Co., 5.25%, 10/1/18	190,000	187
Ohio Edison Co., 6.40%, 7/15/16	1,000,000	1,024
Oncor Electric Delivery Co., 6.375%, 1/15/15	985,000	1,009
Oncor Electric Delivery Co., 7.00%, 9/1/22	645,000	668
Pacific Gas & Electric Co., 5.80%, 3/1/37	190,000	183
Pacific Gas & Electric Co., 6.05%, 3/1/34	315,000	314
PacifiCorp, 5.45%, 9/15/13	3,000,000	3,027
PacifiCorp, 5.75%, 4/1/37	630,000	607
PPL Electric Utilities Corp., 4.30%, 6/1/13	1,800,000	1,693
PPL Electric Utilities Corp., 6.25%, 8/15/09	145,000	149
PPL Energy Supply LLC, 6.00%, 12/15/36	310,000	284
Progress Energy, Inc., 6.85%, 4/15/12	710,000	760
Public Service Co. of Colorado, 5.50%, 4/1/14	955,000	963
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	994
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,160,000	1,118
Puget Sound Energy, Inc., 3.363%, 6/1/08	1,380,000	1,369
Puget Sound Energy, Inc., 6.274%, 3/15/37	765,000	751
San Diego Gas & Electric Co., 5.30%, 11/15/15	215,000	215
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	173
Southern California Edison Co., 5.00%, 1/15/16	1,495,000	1,461
Southern California Edison Co., 5.55%, 1/15/37	230,000	217
Southern California Edison Co., 5.625%, 2/1/36	70,000	67
Tampa Electric Co., 6.15%, 5/15/37	320,000	313
Tampa Electric Co., 6.55%, 5/15/36	385,000	396
Toledo Edison Co. 6.15%, 5/15/37	910,000	848
Union Electric Co., 6.40%, 6/15/17	140,000	147
Virginia Electric & Power Co., 5.25%, 12/15/15	3,040,000	3,004
Virginia Electric & Power Co., 5.40%, 1/15/16	300,000	298

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Xcel Energy, Inc., 6.50%, 7/1/36	590,000	585

Total		53,613

Electronics (0.3%)
Cisco Systems, Inc., 5.50%, 2/22/16	1,200,000	1,220
IBM Corp., 5.875%, 11/29/32	255,000	258
IBM Corp., 5.70% 9/14/17	1,060,000	1,096
Siemens Financieringsmaatschappij N.V., 5.75%, 10/17/16 144A	495,000	505

Total		3,079

Food Processors (0.9%)
Delhaize Group, 6.5%, 6/15/17	570,000	583
General Mills, Inc., 5.70%, 2/15/17	890,000	879
Kellogg Co., 6.60%, 4/1/11	3,610,000	3,825
Kraft Foods, Inc., 6.25%, 6/1/12	2,585,000	2,685
Kraft Foods, Inc., 6.50%, 8/11/17	305,000	316
Kraft Foods, Inc., 6.875%, 2/1/38	440,000	457
Smithfield Foods, Inc., 7.75%, 5/15/13	835,000	822

Total		9,567

Gaming/Lodging/Leisure (0.3%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	420,000	285
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,180,000	1,163
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	2,405,000	2,363

Total		3,811

Gas Pipelines (0.5%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	1,340,000	1,288
El Paso Corp., 7.00%, 6/15/17	420,000	420
El Paso Natural Gas Co., 5.95%, 4/15/17	160,000	158
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,285,000	1,367
Kinder Morgan Finance Co. LLC, 5.35%, 1/5/11	1,765,000	1,745
Southern Natural Gas Co., 5.90%, 4/1/17 144A	175,000	172
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	170,000	186

Total		5,336

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Independent Finance (0.6%)
General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	1,545,000	1,296
HSBC Finance Corp., 4.125%, 11/16/09	2,330,000	2,303
International Lease Finance Corp., 4.75%, 1/13/12	1,485,000	1,465
iStar Financial, Inc., 5.15%, 3/1/12	1,405,000	1,214

Total		6,278

Industrials — Other (0.3%)
Centex Corp., 5.45%, 8/15/12	545,000	479
Centex Corp., 7.875%, 2/1/11	245,000	240
DR Horton, Inc., 5.375%, 6/15/12	385,000	334
DR Horton, Inc., 7.875%, 8/15/11	110,000	104
KB Home, 7.75%, 2/1/10	1,160,000	1,074
Lennar Corp., 5.95%, 10/17/11	805,000	677

Total		2,908

Information/Data Technology (0.2%)
Fiserv, Inc., 6.125%, 11/20/12	765,000	779
Fiserv, Inc., 6.80%, 11/20/17	765,000	782
Seagate Technology HDD Holdings, 6.80%, 10/1/16	510,000	497

Total		2,058

Life Insurance (0.1%)
Prudential Financial, Inc., 5.70%, 12/14/36	395,000	350
Prudential Financial, Inc., 6.625%, 12/1/37	475,000	479

Total		829

Machinery (0.3%)
Case Corp., 7.25%, 1/15/16	2,150,000	2,150
John Deere Capital Corp., 4.50%, 8/25/08	825,000	823

Total		2,973

Metals/Mining (0.2%)
Alcoa, Inc., 5.55%, 2/1/17	1,000,000	970
Alcoa, Inc., 5.72%, 2/23/19	720,000	708
Alcoa, Inc., 5.90%, 2/1/27	1,140,000	1,076

Total		2,754

Mortgage Banking (0.1%)
Countrywide Financial Corp., 5.80%, 6/7/12	575,000	420

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Mortgage Banking continued
Countrywide Home Loans, Inc., 4.125%, 9/15/09	210,000	154
Residential Capital LLC, 6.00%, 2/22/11	1,715,000	1,068

Total		1,642

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.40%, 7/15/14	590,000	578

Total		578

Oil & Gas Field Machines and Services (0.1%)
Pride International, Inc., 7.375%, 7/15/14	655,000	673

Total		673

Oil and Gas (1.8%)
Anadarko Finance Co., 7.50%, 5/1/31	785,000	883
Anadarko Petroleum Corp., 6.45%, 9/15/36	350,000	356
Apache Corp., 6.00%, 1/15/37	190,000	188
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	790,000	785
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	290,000	283
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	259
ConocoPhillips Canada Funding Co., 5.30%, 4/15/12	565,000	580
Devon Energy Corp., 7.95%, 4/15/32	200,000	245
Devon Financing Corp. ULC, 6.875%, 9/30/11	1,830,000	1,960
EnCana Corp., 6.50%, 2/1/38	440,000	455
EnCana Corp., 6.625%, 8/15/37	250,000	260
EnCana Holdings Finance Corp., 5.80%, 5/1/14	760,000	779
Hess Corp., 7.125%, 3/15/33	260,000	286
Husky Energy, Inc., 6.20%, 9/15/17	500,000	513
Marathon Oil Corp., 6.125%, 3/15/12	1,000,000	1,061
Marathon Oil Corp., 6.60%, 10/1/37	130,000	136
Nexen, Inc., 5.875%, 3/10/35	1,390,000	1,310
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	200,000	211

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Petro-Canada, 5.95%, 5/15/35	690,000	665
Pioneer Natural Resource, 6.875%, 5/1/18	1,340,000	1,296
Suncor Energy, Inc., 6.50%, 6/15/38	330,000	353
Sunoco, Inc., 5.75%, 1/15/17	625,000	621
Talisman Energy, Inc., 5.85%, 2/1/37	1,590,000	1,487
Tesoro Corp., 6.25%, 11/1/12	1,590,000	1,590
Tesoro Corp., 6.50%, 6/1/17	2,045,000	2,024
Valero Energy Corp., 6.125%, 6/15/17	205,000	208
Valero Energy Corp., 6.625%, 6/15/37	1,005,000	1,012
XTO Energy, Inc., 5.30%, 6/30/15	195,000	194
XTO Energy, Inc., 6.25%, 4/15/13	100,000	105
XTO Energy, Inc., 6.75%, 8/1/37	320,000	343

Total		20,448

Other Finance (0.3%)
Capmark Financial Group, 6.30%, 5/10/17 144A	255,000	190
Eaton Vance Corp., 6.50%, 10/2/17	85,000	89
SLM Corp., 5.375%, 1/15/13	80,000	72
SLM Corp., 5.375%, 5/15/14	445,000	396
SLM Corp., 5.45%, 4/25/11	3,020,000	2,779

Total		3,526

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	540,000	532

Total		532

Paper and Forest Products (0.0%)
Weyerhaeuser Co., 6.875%, 12/15/33	200,000	187

Total		187

Pharmaceuticals (0.4%)
Abbott Laboratories, 3.75%, 3/15/11	2,480,000	2,433
Bristol-Myers Squibb Co., 5.875%, 11/15/36	90,000	89
Merck & Co., Inc., 4.75%, 3/1/15	500,000	497
Merck & Co., Inc., 5.75%, 11/15/36	500,000	497
Wyeth, 5.95%, 4/1/37	910,000	912

Total		4,428

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Property and Casualty Insurance (0.3%)
Berkley (WR) Corp., 9.875%, 5/15/08	2,860,000	2,905
The Progressive Corp., 6.70%, 6/15/37	245,000	227
The Travelers Companies, Inc., 6.25%, 6/15/37	350,000	339

Total		3,471

Railroads (1.3%)
Burlington North Santa Fe, 6.125%, 3/15/09	3,000,000	3,040
Burlington North Santa Fe, 6.15%, 5/1/37	325,000	316
Canadian National Railway Co., 5.85%, 11/15/17	120,000	121
Canadian Pacific Railroad Co., 5.95%, 5/15/37	290,000	261
CSX Corp., 5.60%, 5/1/17	1,245,000	1,199
CSX Corp., 6.25%, 3/15/18	515,000	518
Norfolk Southern Corp., 6.20%, 4/15/09	565,000	577
Union Pacific Corp., 3.875%, 2/15/09	3,000,000	2,974
Union Pacific Corp., 5.65%, 5/1/17	1,105,000	1,091
Union Pacific Corp., 5.75%, 11/15/17	735,000	732
Union Pacific Corp., 6.65%, 1/15/11	565,000	587
Union Pacific Corp., 7.375%, 9/15/09	3,000,000	3,163

Total		14,579

Real Estate Investment Trusts (1.5%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	360,000	359
BRE Properties, Inc., 5.50%, 3/15/17	315,000	307
Colonial Realty LP, 6.05%, 9/1/16	255,000	237
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,000,000	972
Duke Realty LP, 5.95%, 2/15/17	865,000	837
Duke Realty LP, 6.50%, 1/15/18	1,000,000	1,006
ERP Operating LP, 5.25%, 9/15/14	1,325,000	1,262
ERP Operating LP, 5.75%, 6/15/17	420,000	400
First Industrial LP, 5.25%, 6/15/09	1,275,000	1,280
HCP, Inc., 6.70%, 1/30/18	170,000	166
Health Care Property Investors, Inc., 6.00%, 1/30/17	290,000	273

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
HRPT Properties Trust, 5.75%, 11/1/15	800,000	749
ProLogis, 5.50%, 3/1/13	1,380,000	1,364
ProLogis, 5.75%, 4/1/16	865,000	812
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	2,700,000	2,508
Simon Property Group LP, 5.375%, 6/1/11	2,370,000	2,340
Simon Property Group LP, 5.60%, 9/1/11	590,000	592
Simon Property Group LP, 6.10%, 5/1/16	1,155,000	1,142

Total		16,606

Restaurants (0.1%)
Darden Restaurants, Inc., 6.20%, 10/15/17	120,000	120
Darden Restaurants, Inc., 6.80%, 10/15/37	470,000	470
Yum! Brands, Inc., 6.875%, 11/15/37	575,000	573

Total		1,163

Retail Food and Drug (0.4%)
CVS/Caremark Corp., 4.875%, 9/15/14	730,000	705
CVS/Caremark Corp., 6.125%, 8/15/16	660,000	677
CVS/Caremark Corp., 6.25%, 6/1/27	1,475,000	1,479
The Kroger Co., 6.40%, 8/15/17	1,120,000	1,171
The Kroger Co., 6.80%, 12/15/18	65,000	69
The Kroger Co., 7.00%, 5/1/18	260,000	280
Tesco PLC, 6.15%, 11/15/37 144A	550,000	537

Total		4,918

Retail Stores (1.5%)
Costco Wholesale Corp., 5.30%, 3/15/12	170,000	174
Federated Retail Holdings, Inc., 5.35%, 3/15/12	460,000	448
The Home Depot, Inc., 5.875%, 12/16/36	2,900,000	2,447
JC Penney Corp., Inc., 5.75%, 2/15/18	105,000	99
JC Penney Corp., Inc., 6.375%, 10/15/36	210,000	188
JC Penney Corp., Inc., 6.875%, 10/15/15	490,000	504
JC Penney Corp., Inc., 7.95%, 4/1/17	420,000	455
Kohl’s Corp., 6.25%, 12/15/17	640,000	643
Lowe’s Companies, Inc., 6.65%, 9/15/37	1,000,000	1,014

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Macys Retail Holdings, Inc., 6.30%, 4/1/09	3,790,000	3,819
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	95,000	89
May Department Stores Co., 6.65%, 7/15/24	65,000	60
Nordstrom, Inc., 7.00%, 1/15/38	225,000	232
Target Corp., 5.375%, 5/1/17	495,000	484
Target Corp., 5.40%, 10/1/08	4,555,000	4,572
Target Corp., 6.50%, 10/15/37	460,000	462
Wal-Mart Stores, Inc., 5.875%, 4/5/27	935,000	920

Total		16,610

Security Brokers and Dealers (1.1%)
The Goldman Sachs Group, Inc., 5.15%, 1/15/14	3,420,000	3,385
The Goldman Sachs Group, Inc., 5.75%, 10/1/16	390,000	396
Lehman Brothers Holdings, Inc., 4.80%, 3/13/14	260,000	242
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	1,015,000	975
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	765,000	740
Lehman Brothers Holdings, Inc., 6.875%, 7/17/37	155,000	152
Lehman Brothers Holdings, Inc., 7.00%, 9/27/27	810,000	822
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	240,000	221
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	4,660,000	4,734
Morgan Stanley, 6.25%, 8/9/26	795,000	776

Total		12,443

Telecommunications (2.3%)
AT&T Corp., 7.30%, 11/15/11	1,500,000	1,625
AT&T Corp., 8.00%, 11/15/31	1,470,000	1,805
AT&T, Inc., 5.10%, 9/15/14	1,625,000	1,608
AT&T, Inc., 6.30%, 1/15/38	2,210,000	2,245
British Telecom PLC, 8.625%, 12/15/30	500,000	662
Cingular Wireless LLC, 7.125%, 12/15/31	1,535,000	1,694

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Deutsche Telekom International Finance, 5.75%, 3/23/16	480,000	480
Embarq Corp., 6.738%, 6/1/13	610,000	631
Embarq Corp., 7.082%, 6/1/16	660,000	680
Embarq Corp., 7.995%, 6/1/36	635,000	669
France Telecom SA, 8.50%, 3/1/31	800,000	1,037
Rogers Wireless, Inc., 6.375%, 3/1/14	625,000	644
Sprint Capital Corp., 6.90%, 5/1/19	745,000	740
Sprint Capital Corp., 8.375%, 3/15/12	1,880,000	2,036
Sprint Capital Corp., 8.75%, 3/15/32	330,000	372
Telecom Italia Capital, 4.00%, 1/15/10	1,565,000	1,533
Telecom Italia Capital, 6.20%, 7/18/11	1,225,000	1,259
Verizon Global Funding Corp., 5.85%, 9/15/35	3,135,000	3,068
Vodafone Group PLC, 5.50%, 6/15/11	2,035,000	2,057
Vodafone Group PLC, 5.625%, 2/27/17	500,000	498

Total		25,343

Tobacco (0.2%)
Reynolds American, Inc., 7.25%, 6/15/37	150,000	152
Reynolds American, Inc., 7.625%, 6/1/16	1,735,000	1,844

Total		1,996

Utilities (0.0%)
Sierra Pacific Power Co., 6.75%, 7/1/37	400,000	413

Total		413

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.25%, 1/15/11	565,000	567
Johnson Controls, Inc., 5.50%, 1/15/16	580,000	571
Johnson Controls, Inc., 6.00%, 1/15/36	360,000	343

Total		1,481

Yankee Sovereign (0.1%)
United Mexican States, 5.625%, 1/15/17	1,480,000	1,500

Total		1,500

Total Corporate Bonds (Cost: $321,955)		318,905

Governments (22.6%)	Shares/ $ Par	Value $ (000’s)

Governments (22.6%)
Aid-Israel, 5.50%, 4/26/24	1,910,000	2,059
Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,276
Housing & Urban Development, 6.17%, 8/1/14	3,000,000	3,240
(f)Japan Government, 0.70%, 10/15/08	735,550,000	6,600
Overseas Private Investment, 4.10%, 11/15/14	2,014,800	2,041
(e)Tennessee Valley Authority Stripped, 0.00%, 4/15/42	3,600,000	3,123
US Treasury, 3.125%, 11/30/09	20,882,000	20,905
(g)US Treasury, 3.375%, 11/30/12	60,500,000	60,297
(g)US Treasury, 3.875%, 10/31/12	33,870,000	34,534
(g)US Treasury, 4.25%, 11/15/17	76,837,000	78,177
US Treasury, 4.625%, 7/31/12	25,089,000	26,343
US Treasury, 4.75%, 2/15/37	5,800,000	6,070
US Treasury Inflation Index Bond, 2.625%, 7/15/17	4,030,104	4,348

Total Governments (Cost: $248,250)		252,013

Structured Products (44.8%)

Structured Products (44.8%)
AEP Texas Central Transition Funding, 5.306%, 7/21/21	15,910,000	15,222
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.441%, 2/14/43 IO	43,364,220	1,869
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,716,835	1,716
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	2,112,067	2,136

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.659%, 5/10/17	2,477,000	2,532
Bank of America Credit Card Trust, Series 2007-A8, Class A8, 5.59%, 11/17/14	4,500,000	4,675
Banc of America Funding Corp., Series 2007-1, Class TA1A, 5.38%, 1/25/37	2,609,972	2,523
Banc of America Funding Corp., Series 2007-4, Class TA1A, 4.955%, 5/25/37	3,471,722	3,439
Banc of America Mortgage Securities, Series 2004-G, Class 2A6, 4.657%, 8/25/34	3,817,000	3,812
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.54432%, 6/25/34	8,024,000	7,923
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	1,730,000	1,706
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	7,000,000	7,169
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	1,664,158	1,658
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	1,432,457	1,427
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 6/10/17	5,502,000	5,658
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 04/25/35	1,374,879	1,393
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	1,272,591	1,269
Credit Suisse Mortgage Capital Certificate, Series 2007-5, Class 3A19, 6.00%, 7/25/36	2,445,537	2,435

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(n)Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	4,000,000	4,000
Daimler Chrysler Auto Trust, Series 2007-A, Class A1, 4.945%, 11/10/08 144A	4,223,082	4,226
Discover Card Master Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	5,000,000	4,994
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.608%, 2/18/31 IO	35,700,095	622
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.693%, 10/15/30 IO 144A	8,491,753	274
Fannie Mae Whole Loan, 6.25%, 5/25/42	5,398,923	5,603
Fannie Mae, Series 1989-20, Class A, 6.75%, 4/25/18	1,025,892	1,070
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,604,385	1,538
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,887,676	1,855
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	5,227,834	5,137
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	2,796,472	2,802
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	465,024	466
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,607,855	1,610
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	2,244,311	2,247
Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	1,071,735	1,073
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	8,331,336	8,134
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	2,993,188	2,922
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	27,946,706	27,284
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	848,842	860

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,294,322	2,325
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	401,847	407
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	3,152,777	3,192
Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	2,838,778	2,874
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	3,532,554	3,575
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,110,115	2,107
Federal Home Loan Mortgage Corp., 5.50%, 3/1/37	11,621,569	11,598
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	8,489,240	8,472
Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	6,145,839	6,133
Federal Home Loan Mortgage Corp., 6.50%, 9/1/37	10,627,321	10,924
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, Series K001, Class A2, 5.65%, 4/25/16	6,291,637	6,453
Federal National Mortgage Association, 4.00%, 6/1/19	1,062,096	1,019
Federal National Mortgage Association, 4.50%, 6/1/19	5,603,718	5,511
Federal National Mortgage Association, 4.50%, 8/1/19	1,208,153	1,188
Federal National Mortgage Association, 4.50%, 12/1/19	610,623	601
Federal National Mortgage Association, 4.50%, 7/1/20	2,947,354	2,898
Federal National Mortgage Association, 4.50%, 9/1/20	4,104,887	4,036
Federal National Mortgage Association, 5.00%, 3/1/20	2,003,891	2,007
Federal National Mortgage Association, 5.00%, 4/1/20	791,319	792

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 5/1/20	9,559,036	9,569
Federal National Mortgage Association, 5.00%, 3/1/34	605,615	592
Federal National Mortgage Association, 5.00%, 4/1/35	2,287,746	2,233
Federal National Mortgage Association, 5.00%, 7/1/35	3,714,782	3,627
Federal National Mortgage Association, 5.00%, 10/1/35	2,461,321	2,403
Federal National Mortgage Association, 5.17%, 1/1/16	2,639,713	2,686
Federal National Mortgage Association, 5.284%, 4/1/16	7,582,679	7,770
Federal National Mortgage Association, 5.32%, 4/1/14	1,729,162	1,781
Federal National Mortgage Association, 5.38%, 1/1/17	1,954,000	2,004
Federal National Mortgage Association, 5.50%, 4/1/21	1,870,008	1,894
Federal National Mortgage Association, 5.50%, 9/1/34	1,455,140	1,455
Federal National Mortgage Association, 5.50%, 3/1/35	4,599,283	4,596
Federal National Mortgage Association, 5.50%, 7/1/35	1,118,747	1,118
Federal National Mortgage Association, 5.50%, 8/1/35	2,874,756	2,873
Federal National Mortgage Association, 5.50%, 9/1/35	16,547,133	16,537
Federal National Mortgage Association, 5.50%, 10/1/35	4,861,699	4,859
Federal National Mortgage Association, 5.50%, 11/1/35	13,070,873	13,063
Federal National Mortgage Association, 5.50%, 1/1/36	10,725,731	10,719
Federal National Mortgage Association, 5.50%, 2/1/37	5,822,205	5,816
Federal National Mortgage Association, 6.00%, 5/1/35	220,488	224

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 6/1/35	53,330	54
Federal National Mortgage Association, 6.00%, 7/1/35	4,951,193	5,030
Federal National Mortgage Association, 6.00%, 10/1/35	1,832,853	1,862
Federal National Mortgage Association, 6.00%, 11/1/35	4,656,584	4,731
Federal National Mortgage Association, 6.00%, 6/1/36	5,134,943	5,216
Federal National Mortgage Association, 6.00%, 9/1/36	3,365,300	3,418
Federal National Mortgage Association, 6.00%, 11/1/37	15,836,556	16,083
Federal National Mortgage Association, 6.50%, 9/1/31	330,071	341
Federal National Mortgage Association, 6.50%, 11/1/35	2,000,198	2,058
Federal National Mortgage Association, 6.50%, 12/1/35	3,210,372	3,304
Federal National Mortgage Association, 6.50%, 4/1/36	1,232,700	1,267
Federal National Mortgage Association, 6.50%, 11/1/36	176,951	182
Federal National Mortgage Association, 6.50%, 12/1/36	650,055	668
Federal National Mortgage Association, 6.50%, 2/1/37	639,548	657
Federal National Mortgage Association, 6.50%, 3/1/37	2,752,614	2,830
Federal National Mortgage Association, 6.50%, 7/1/37	4,068,222	4,182
Federal National Mortgage Association, 6.50%, 8/1/37	25,261,330	25,967
Federal National Mortgage Association — Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	6,949,000	7,058
(n)Final Maturity Amortizing Notes, 4.45%, 8/25/12	6,267,532	6,272

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class B4, 5.621%, 5/25/34	2,936,413	2,936
First Union — Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/19	245,265	246
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	3,100,000	3,284
Freddie Mac, Series 2840, Class LK, 6.00%, 11/15/17	1,203,510	1,235
Freddie Mac, Series 3065, Class TN, 4.50%, 10/15/33	1,958,888	1,936
Freddie Mac, Series 3248, Class LN, 4.50%, 7/15/35	4,380,758	4,316
Government National Mortgage Association, 5.50%, 10/15/31	51,888	52
Government National Mortgage Association, 5.50%, 11/15/31	14,061	14
Government National Mortgage Association, 5.50%, 12/15/31	188,058	190
Government National Mortgage Association, 5.50%, 1/15/32	513,248	518
Government National Mortgage Association, 5.50%, 2/15/32	175,918	177
Government National Mortgage Association, 5.50%, 3/15/32	155,445	156
Government National Mortgage Association, 5.50%, 4/15/32	17,514	18
Government National Mortgage Association, 5.50%, 7/15/32	30,946	31
Government National Mortgage Association, 5.50%, 9/15/32	4,100,712	4,136
(n)Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	1,370,912	1,366

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.56%, 11/10/39	6,758,000	6,863
John Deere Owner Trust, Series 2007-A, Class A3, 5.04%, 7/15/11	13,100,000	13,194
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,123,032	1,181
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 4.935%, 1/25/37	3,081,784	3,025
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.750%, 6/12/50	2,399,000	2,465
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	400,446	427
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	3,089,630	3,087
Nissan Auto Receivables Owner Trust, Series 2007-B, Class A3, 5.03%, 5/16/11	6,000,000	6,055
RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	1,800,000	936
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	12,168	12
TBW Mortgage Backed Pass-Through Certificates, Series 2007-1, Class A1, 4.955%, 3/25/37	2,638,958	2,621
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	6,893,423	6,668
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 4.975%, 3/25/37	2,648,598	2,556
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10	1,410,689	1,412
WAMU Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	2,720,946	2,683

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
WAMU Mortgage Pass-Through Certificates, Series 2003-AR10, Class A6, 4.056%, 10/25/33	2,116,000	2,104
Washington Mutual Mortgage Pass-Through, Series 2006-6, Class 4A, 6.693%, 11/25/34	1,545,775	1,576
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	5,728,000	5,691
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A7, 3.541%, 9/25/34	1,545,000	1,526
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	3,728,050	3,680
Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	3,284,744	3,232

Total Structured Products (Cost: $497,901)		499,995

Money Market Investments (12.1%)

Autos (2.1%)
Daimler Chrysler Auto, 4.90%, 2/6/08	4,000,000	3,980
Fcar Owner Trust I, 6.15%, 1/10/08	10,000,000	9,986
New Center Asset Trust, 5.85%, 1/8/08	10,000,000	9,988

Total		23,954

Federal Government & Agencies (0.1%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,000,000	993

Total		993

Finance Lessors (1.3%)
Thunder Bay Funding, Inc., 6.00%, 1/11/08	5,000,000	4,992
Windmill Funding Corp., 5.80%, 1/9/08	10,000,000	9,987

Total		14,979

Finance Services (5.4%)
Alpine Securitization, 5.75%, 1/7/08	10,000,000	9,990
Bryant Park Funding LLC, 5.25%, 1/23/08	10,000,000	9,968
Ciesco LP, 5.40%, 1/15/08	10,000,000	9,979

The Accompanying Notes are an Integral Part of the Financial Statements.

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Money Market Investments (12.1%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
Ciesco LP, 5.50%, 1/7/08	10,000,000	9,990
Merrill Lynch, 4.75%, 2/1/08	5,000,000	4,980
Merrill Lynch, 5.03%, 1/8/08	10,000,000	9,990
Royal Bank of Canada, 4.30%, 1/30/08	5,000,000	4,983

Total		59,880

Miscellaneous Business Credit Institutions (0.9%)
Park Avenue Receivables, 4.80%, 1/23/08	5,000,000	4,985
Park Avenue Receivables, 5.35%, 1/4/08	5,000,000	4,998

Total		9,983

Other Finance (0.2%)
American General Finance Corp., 6.90%, 12/17/07	1,750,000	1,752

Total		1,752

Personal Credit Institutions (1.2%)
Rabobank Financial Corp., 3.74%, 1/2/08	13,030,000	13,029

Total		13,029

Short Term Business Credit (0.9%)
Sheffield Receivables, 5.95%, 1/4/08	10,000,000	9,995

Total		9,995

Total Money Market Investments (Cost: $134,551)		134,565

Total Investments (108.1%) (Cost $1,202,658)(a)		1,205,478

Other Assets, Less Liabilities (-8.1%)		(90,831)

Net Assets (100.0%)		1,114,647

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $36,215, representing 3.25% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,203,801 and the net unrealized appreciation of investments based on that cost was $1,677 which is comprised of $11,337 aggregate gross unrealized appreciation and $9,660 aggregate gross unrealized depreciation.

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(g)	All or portion of the securities have been loaned. See note 6.

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $12,056 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

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PIMCO Long-Term U.S. Government Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with preservation of capital and prudent investment management.	Invest primarily in debt securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, and in derivatives designed to replicate such securities.	$36 million

Portfolio Overview

The Pimco Long-Term U.S. Government Bond Portfolio investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments. The Portfolio may also obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities such as those issued by Ginnie Mae, Fannie Mae and Freddie Mac. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts of by using other investment techniques (such as buy backs on dollar rolls).

Market Review

The primary focus during the year centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve to ease, given its focus on inflation concerns. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold through most of the fiscal year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (bps; a basis point equals 0.01%), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, the Fed cut both the federal funds rate and discount rate by 50 bps, to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial subprime-related downturn in August and September. Continued writedowns of subprime assets by many of the world’s leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Federal Reserve cut the federal funds rate by another 50 basis points during the fourth quarter, bringing its total rate reductions in 2007 to 100 basis points. In another move designed to get banks lending again, the Fed joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007 the benchmark 10-year U.S. Treasury Note yielded 4.03%, 68 bps lower than at the start of the year.

Portfolio Results

The PIMCO Long-Term U.S. Government Bond Portfolio incepted on April 30, 2007. Through the end of 2007, the Portfolio had a return of 7.55%. By comparison, the Lehman Long-Term U.S. Treasury Index was up 7.82%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

Interest rate changes were important to understanding the Portfolio’s performance. The yield on the ten-year Treasury note fell 59 basis points to end the year at 4.03%. At year-end, the 2s-30s spread was 141 basis points, up from 22 basis points on April 30. Short-term interest rates also fell as the Fed cut the federal funds rate in the third and fourth quarters, as noted above.

Against that backdrop, an emphasis on shorter maturities was a positive contributor to results as the yield curve steepened. Duration was actively managed during the year and was a positive contributor to results. In addition, a small exposure to Treasury inflation-indexed securities positively contributed to results as they outperformed nominal Treasuries.

However, our out-of-benchmark allocation to mortgages was negative as mortgages underperformed like-duration Treasuries amid rising volatility across global financial markets during the second half. In addition, the Portfolio did not benefit from a small out-of-benchmark exposure to corporates, which lagged Treasuries as subprime anxiety caused credit premiums to widen.

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Outlook

We believe that 2008 will continue to see a slowing of the U.S. economy led by further weakness in the housing market. We expect the U.S. economy to slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Fed will likely need to cut the Fed Funds rate to 3% or lower in 2008 to restart a near-recessionary U.S. economy. We expect strong global growth over a long-term horizon (3-5 years) and a soft landing in global growth in 2008, with some degree of decoupling of growth from the United States. However, the confidence in a global soft landing for 2008 has weakened due to the recent developments in the financial markets. We plan to continue to take moderate risks across a variety of strategies that we would expected to add value in a slowing U.S. economy. We plan to emphasize short to intermediate maturities that should have the potential to outperform as the market discounts future Fed easing. We see value in some of the high-quality sectors of the market that have underperformed U.S. Treasuries.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
PIMCO Long-Term U.S. Government Bond Portfolio	7.55%
Lehman Brothers Long-Term U.S. Treasury Index	7.82%
Lipper Variable Insurance Products (VIP) General U.S. Government Bond Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Sector Allocation is based on Net Assets.

Sector Allocation is subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio in securities rated Aa by Moody’s or AA by S&P.

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,111.10	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.33

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Revenue Bonds (0.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds - Revenue (0.9%)
Poway, California Unified Public School District, Financing Authority Revenue Bond, 4.50%, 9/15/37 RB, AMBAC	200,000	190
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, 0.00%, 8/1/54 RB, AMBAC	1,600,000	141

Total Revenue Bonds (Cost: $320)		331

Corporate Bonds (12.5%)

Banking and Finance (2.2%)
Bank of America NA, 5.133%, 6/12/09	100,000	100
Citigroup, Inc., 6.125%, 8/25/36	200,000	189
Federal Home Loan Bank, 5.625%, 6/11/21	100,000	107
The Goldman Sachs Group, Inc., 6.75%, 10/1/37	200,000	196
Wells Fargo Capital X, 5.95%, 12/15/36	200,000	187

Total		779

Electronics (0.3%)
IBM Corp., 5.70% 9/14/17	100,000	103

Total		103

Financials (9.5%)
Freddie Mac, 6.25%, 7/15/32	2,500,000	2,980
General Electric Capital Corp., 6.75%, 3/15/32	200,000	227
JPMorgan Chase Capital XX, 6.55%, 9/29/36	200,000	180

Total		3,387

Security Brokers and Dealers (0.5%)
Goldman Sachs Group, Inc., 5.045%, 2/6/12	200,000	194

Total		194

Total Corporate Bonds (Cost: $4,370)		4,463

Governments (42.7%)

Governments (42.7%)
Financing Corp. 0.00%, 12/27/18	500,000	298

Governments (42.7%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 4.75%, 2/15/37	2,300,000	2,407
(b)US Treasury, 7.25%, 8/15/22	1,998,000	2,594
US Treasury, 8.125%, 8/15/19	6,400,000	8,627
US Treasury Inflation Index Bond, 2.375%, 1/15/25	221,672	233
US Treasury Stripped, 0.00%, 8/15/22	2,200,000	1,120

Total Governments (Cost: $14,812)		15,279

Structured Products (34.6%)

Structured Products (34.6%)
American Express Credit Account Master Trust, Series 2003-1, Class A, 5.137%, 9/15/10	100,000	100
American Home Mortgage Investment Trust, Series 2005-3, Class 2A2, 5.00%, 9/25/35	100,000	98
Bear Stearns Adjustable Rate Mortgage Trust, 2004-2, 21A, 5.679%, 5/25/34	11,824	12
(n)Bear Stearns Structured Products Inc., 2007-R7, A1, 4.989%, 8/25/37 144A	94,890	94
Chase Credit Card Master Trust, Series 2002-3, Class A, 5.198%, 9/15/11	100,000	100
(n)Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1, 4.995%, 5/25/48 144A	19,583	18
Citibank Credit Card Issuance Trust, Series 2001, Class A1, 5.045%, 2/7/10	30,000	30
Citibank Credit Card Issuance Trust, Series 2003-A6, 2.90%, 05/17/10	100,000	99
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3, Class 3A1, 4.925%, 8/25/45	87,491	84
Countrywide Home Loans, 2004-HYB5, 2A1, 4.854%, 02/25/44	43,370	43
Countrywide Home Loans, Series 2005-12, Class 1A2, 5.25%, 5/25/35	173,243	147

Structured Products (34.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
CS First Boston Mortgage Securities Corp., 2003-AR18, 2A3, 4.10%, 07/25/33	14,367	14
CS First Boston Mortgage Securities Corp., 2003-AR20, 2A1, 4.04%, 08/25/33	18,258	18
(b)Fannie Mae Whole Loan, Series 2004-W9, Class 1A3, 6.05%, 2/25/44	300,000	315
(b)Fannie Mae, Series 2005-47, Class PA, 5.50%, 9/25/24	53,312	54
(b)Fannie Mae, Series 2005-57, Class PA, 5.50%, 5/25/27	23,960	24
(b)Fannie Mae, Series 2007-39, Class NZ, 4.25%, 5/25/37	205,737	178
(b)Federal National Mortgage Association TBA, 5.50%, 1/1/38	8,200,000	8,189
First Franklin Mortgage Loan Asset Backed Certificate, 4.905%, 9/25/36	57,249	55
(b)First USA Credit Card Master Trust, Series 1998-6, Class A, 5.48%, 4/18/11	300,000	300
(b)Freddie Mac, 5.50%, Series 2752, Class EZ, 5.50%, 2/15/34	617,056	570
(b)Freddie Mac, Series 3203, Class ZW, 5.00%, 11/15/35	320,637	293
(b)Freddie Mac, Series 3346, Class FA, 5.258%, 2/15/19	186,067	185
(b)GMAC Mortgage Corp. Loan Trust, 2004-AR1, 22A, 4.33%, 6/25/34	35,723	35
(b)Indymac Residential Asset Backed Trust, Series 2007-B, Class 2A1, 4.945%, 7/25/37	80,473	79
(b)JP Morgan Chase Commercial Mortgage Security Co., Series 2007-CB19, Class A4, 5.747%, 2/12/49	100,000	103
(b)Merrill Lynch First Franklin Mortgage Loan, Series 2007-4, Class 2A1, 4.925%, 7/25/37	87,931	84

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Structured Products (34.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(b)Merrill Lynch Mortgage Investors Trust, 2003-A3, 1A, 3.88%, 05/25/33	48,982	49
(b)Merrill Lynch Mortgage Investors Trust, 2003-A4, 3A, 4.98%, 05/25/33	23,234	23
(b)MLCC Mortgage Investors Inc., 2005-2, 1A, 4.25%, 10/25/35	76,140	73
(b)MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 5.115%, 11/25/35	81,109	78
(b)Morgan Stanley ABS Capital I, Series 2007-NC3, Class A2A, 5.38%, 5/25/37	85,939	83
(b)Residential Accredit Loans, Inc., Series 2006-QS7, Class A1, 6.00%, 6/25/36	92,750	90
(b)SLC Student Loan Trust, Series 2007-1, Class A1, 4.849%, 11/15/09	163,396	162
(b)SLM Student Loan Trust, Series 2006-5, Class A2, 5.074%, 7/25/17	62,660	63

Structured Products (34.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(b)SLM Student Loan Trust, Series 2006-6, Class A1, 5.074%, 10/25/18	60,254	60
(b)SLM Student Loan Trust, Series 2006-7, Class A2, 5.074%, 10/25/16	49,697	50
(b)SLM Student Loan Trust, Series 2006-9, Class A2, 5.084%, 4/25/17	85,049	85
(b)Structured Adjustable Rate Mortgage Loan, 2004-18, 4A1, 0.601%, 12/25/34	60,087	60
(b)Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 5.295%, 10/19/34	17,116	17
(b)WAMU Mortgage Pass-Through Certificates Series 2006-AR9, Class 1A, 5.788%, 8/25/46	67,733	66
(b)WAMU Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 4.23%, 3/25/34	116,723	115

Total Structured Products (Cost: $12,324)		12,395

Money Market Investments (1.8%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.2%)
(b)United States Treasury Bill, 2.725%, 3/13/08	20,000	20
United States Treasury Bill, 2.91%, 3/13/08	40,000	40
(i)United States Treasury Bill, 2.955%, 3/13/08	10,020	10

Total		70

Other Holdings (1.6%)
(b)J.P. Morgan Money Market Fund	13,273,172	13,273

Total		13,273

Total Money Market Investments (Cost: $13,343)		13,343

Total Investments (92.5%) (Cost $45,168)		45,812

Other Assets, Less Liabilities (7.5%)		(9,997)

Net Assets (100.0%)		35,815

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $112, representing 0.32% of the net assets.

RB — Revenue Bond

AMBAC (AMBAC Indemnity Corporation)

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $45,207 and the net unrealized appreciation of investments based on that cost was $605 which is comprised of $687 aggregate gross unrealized appreciation and $82 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long)	32	3/08	$6
(Total Notional Value at December 31, 2007, $7,655)
90 Day Euro $ Commodity Future (Short)	1	12/08	$(3)
(Total Notional Value at December 31, 2007, $239)

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long)	3	3/09	$9
(Total Notional Value at December 31, 2007, $716)
US 5 Year Note (CBT) Commodity (Long)	58	3/08	$7
(Total Notional Value at December 31, 2007, $6,390)
US Long Bond (CBT) Commodity (Long)	74	3/08	$(46)
(Total Notional Value at December 31, 2007, $8,657)
US Ten Year Treasury Note (Long)	12	3/08	$2
(Total Notional Value at December 31, 2007, $1,359)

(i)	Written options outstanding on December 31, 2007

Description	Exercise Price	Expiration Date	# of Contracts	Value (000’s)
Call-CME 90-Day
Eurodollar March Futures	$96.00	3/2008	11	$(2)

(Premiums Received $6)				$(2)

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $112 (in thousands) were valued with reference to securities whose prices are more readily obtainable.

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Long-Term U.S. Government Bond Portfolio

American Century Inflation Protection Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Pursue total return using a strategy that seeks to protect against U.S. inflation.	Invest primarily in investment grade debt securities, with a majority in inflation-linked debt securities.	$37 million

Portfolio Overview

The American Century Inflation Protection Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation. The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed-income securities that are not liked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high-yield securities (so called “junk bonds”). Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

Most segments of the U.S. bond market enjoyed positive returns during the reporting period, but market volatility surged as the year progressed. Rapid deterioration of the subprime mortgage market and related write-downs of subprime-backed securities and investment vehicles drew enormous attention throughout the year. But fixation on immediate subprime-related issues diverted emphasis from the root of those problems — bursting housing and credit bubbles — which generated waves that we believe may not have been fully felt yet.

To help alleviate some of the market and economic pressures, the Federal Reserve implemented a much-anticipated easing policy in the third quarter of 2007. By year end, the Fed’s rate cuts had pushed the federal funds target from 5.25% to 4.25%, and investors expected the easing trend to continue into 2008.

Against this backdrop, demand for safe-haven Treasuries sent yields sharply lower, which, along with the Fed’s easing, helped the yield curve (a graphic representation of bond yields at different maturities) fall and steepen. The yield on the benchmark 10-year Treasury note, for example, declined from 4.63% to 4.03% during the eight-month period, while the yield on the two-year Treasury fell from 4.60% to 3.05%. The difference in yield between the two- and 10-year Treasury securities started the period relatively flat and ended the period at +98 basis points, reflective of the steepening that occurred.

Portfolio Results

The Portfolio returned 6.83% for the eight-month period from the Portfolio’s inception on April 30, 2007, through its fiscal year end on December 31, 2007. This compares with the return of 8.14% for the Citigroup U.S. Inflation-Linked Index for the same time period.

Focusing on high-quality securities and avoiding subprime and other credit-sensitive areas of the market were keys to performance during the year. As is typical during Treasury rallies, longer-duration securities generally outperformed their shorter counterparts, and investment-grade securities outperformed high-yield bonds. Treasury inflation-protected securities (TIPS) benefited from their high quality and relatively long duration. According to Citigroup, these securities were the bond market’s best-performing for the 12-month period ended December 31, 2007.

Although TIPS faced a difficult investment climate in the first half of the year, they flourished in the flight-to-quality environment of the year’s second half. As inflation risks increased, the Portfolio increased its exposure in Treasury inflation-linked products to 55%, the maximum permitted for the Portfolio, which contributed positively to the Portfolio’s results. In addition, the Portfolio’s investment management team maintained a yield-curve-steepening bias, which also contributed positively to performance, as the slope of the yield curve turned positive throughout the year.

Security selection also yielded favorable results for the Portfolio. However, the Portfolio also had a slight overweight in non-Treasury inflation-linked products, which detracted from performance relative to the index.

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Outlook

We believe that economic weakness and further Fed rate cuts bode well for most bonds, with the exception of credit-sensitive strategies like high yield. Softer corporate earnings, deteriorating credit quality, and a likely increase in defaults suggest struggles for lower credit-quality strategies in the near term, though it will also present discounted buying opportunities for the long term.

In general, the Portfolio’s investment management team expects high-quality, investment-grade strategies such as government bonds to do well in the near-term. This includes TIPS, which have the potential to benefit from lingering concerns regarding the near-term and future inflation outlook for the U.S. economy.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
American Century Inflation Protection Portfolio	6.83%
Citigroup U.S. Inflation-Linked Index	8.14%
Lipper Variable Insurance Products (VIP) General U.S. Government Bond Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation is subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,085.70	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.33

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (4.9%)	Shares/ $ Par	Value $ (000’s)

Financials (4.9%)
The Bear Stearns Companies, Inc., 5.49%, 1/10/14	70,000	62
Hartford Life Global Fund, 3.94%, 3/15/10	80,000	76
The International Bank for Reconstruction and Development, 7.625%, 1/19/23	500,000	657
JP Morgan Chase & Co., 5.29%, 2/28/08	45,000	45
Kreditanstalt fuer Wiederaufbau, 4.75%, 5/15/12	500,000	516
Merrill Lynch & Co., Inc., 5.46%, 3/2/09	285,000	275
Prudential Financial, Inc., 5.12%, 3/10/15	240,000	221

Total Corporate Bonds (Cost: $1,767)		1,852

Governments (70.0%)

Governments (70.0%)
Aid-Israel, 0.00%, 11/1/14	500,000	380
Aid-Isreal, 0.00%, 5/1/15	250,000	184
Farmer Mac Guaranteed Notes Trust 2007-01, 5.125%, 4/19/17 144A	500,000	519
Federal Home Loan Bank, 4.75%, 12/16/16	1,750,000	1,787
Federal Home Loan Bank, 4.875%, 5/17/17	1,255,000	1,291
Financing Corp., 0.00%, 5/30/10	359,000	331
Private Export Funding, 4.55%, 5/15/15	600,000	613
Tennessee Valley Authority, 4.875%, 12/15/16	450,000	462
Tennessee Valley Authority Stripped, 0.00%, 7/15/09	160,000	152
Tennessee Valley Authority Stripped, 0.00%, 11/1/12	251,000	210
US Treasury Inflation Index Bond, 0.875%, 4/15/10	220,562	220
US Treasury Inflation Index Bond, 1.625%, 1/15/15	656,484	659
US Treasury Inflation Index Bond, 1.875%, 7/15/13	824,702	850
US Treasury Inflation Index Bond, 1.875%, 7/15/15	268,523	274

Governments (70.0%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury Inflation Index Bond, 2.00%, 4/15/12	360,350	373
US Treasury Inflation Index Bond, 2.00%, 1/15/14	282,673	292
US Treasury Inflation Index Bond, 2.00%, 7/15/14	554,180	573
US Treasury Inflation Index Bond, 2.00%, 1/15/16	578,941	594
US Treasury Inflation Index Bond, 2.00%, 1/15/26	2,105,240	2,097
US Treasury Inflation Index Bond, 2.375%, 4/15/11	736,799	768
US Treasury Inflation Index Bond, 2.375%, 1/15/17	2,071,980	2,185
US Treasury Inflation Index Bond, 2.375%, 1/15/25	1,662,540	1,745
US Treasury Inflation Index Bond, 2.375%, 1/15/27	440,296	466
US Treasury Inflation Index Bond, 2.50%, 7/15/16	310,353	331
US Treasury Inflation Index Bond, 2.625%, 7/15/17	2,772,083	2,990
US Treasury Inflation Index Bond, 3.00%, 7/15/12	406,690	440
US Treasury Inflation Index Bond, 3.375%, 1/15/12	853,035	931
US Treasury Inflation Index Bond, 3.375%, 4/15/32	1,147,595	1,470
US Treasury Inflation Index Bond, 3.50%, 1/15/11	360,117	387
US Treasury Inflation Index Bond, 3.625%, 4/15/28	1,162,539	1,473
US Treasury Inflation Index Bond, 3.875%, 4/15/29	889,602	1,177

Total Governments (Cost: $25,170)		26,224

Structured Products (22.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products (22.8%)
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	236,134	232
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A3, 4.05%, 11/10/38	430,000	424
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A3, 5.812%, 2/10/51	1,300,000	1,331
Chase Manhattan Bank-First Union National Bank, Series 1999-1, Class B, 7.619%, 8/15/31	700,000	729
Citibank Credit Card Issuance Trust, Series 2007-A2, Class A2, 4.972%, 5/21/12	500,000	497
CNH Equipment Trust, Series 2007-C, Class A3A, 5.21%, 12/15/11	400,000	403
Credit Suisse Mortgage Capital Certificate, Series 2007-TF2A, Class A1, 144A 5.208%, 4/15/22	500,000	482
Fannie Mae, 5.375%, 6/12/17	290,000	308
Fannie Mae, Series 2004-9, Class YJ, 4.00%, 10/25/13	288,549	286
Federal National Mortgage Association, 3.895%, 2/17/09	701,000	696
Federal National Mortgage Association, 4.75%, 11/19/12	540,000	559
Freddie Mac, Series 3234, Class PA, 5.00%, 10/15/26	686,067	689
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A2, 4.471%, 5/10/43	500,000	495
Government National Mortgage Association ARM, 5.875%, 12/20/31	334,894	338
Government National Mortgage Association ARM, 5.50%, 7/20/31	136,603	137

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Structured Products (22.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Lehman Brothers Floating Rate Commercial Mortgage, Series 2007-LLFA, Class A1, 5.328%, 6/15/22, 144A	465,937	448
Prudential Financial, Inc., 4.99%, 2/10/12	200,000	194
Wells Fargo Mortgage Backed Securities Trust, Series 2007-11, Class A19, 6.00%, 8/25/37	289,666	291

Total Structured Products (Cost: $8,510)		8,539

Money Market Investments (2.3%)

Finance Services (2.3%)
(k)CRC Funding LLC, 4.00%, 1/2/08	847,000	847

Total		847

Money Market Investments (2.3%	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.0%)
J.P. Morgan Money Market Fund	864	1

Total		1

Total Money Market Investments (Cost: $848)		848

Total Investments (100.0%) (Cost $36,295)(a)		37,463

Other Assets, Less Liabilities (0.0%)		(1)

Net Assets (100.0%)		37,462

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $1,449, representing 3.87% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $36,331 and the net unrealized appreciation of investments based on that cost was $1,132 which is comprised of $1,176 aggregate gross unrealized appreciation and $44 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2007

Total Return Swaps

Counterparty	Reference	Payments Made By the Fund	Payments Received By the Fund	Exp Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	7/10	USD $3,000		$(3)
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	8/12	USD $2,500		$3
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	6/14	USD $1,000	$	(I1)
Barclays Capital	U.S. Consumer Price Index. (CPI)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPI Index Total return at Maturity	8/17	USD $2,000		$3
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	12/27	USD $1,700		$— (m)

							$(8)

(k)	All or a portion of securities with an aggregate market value of $847 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

(m)	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Inflation Protection Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Invest in a diversified mix of debt securities rated below investment grade.	$293 million

Portfolio Overview

The High Yield Bond Portfolio seeks to achieve high current income and capital appreciation. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called “junk bonds.”

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

Against that backdrop, high-yield bonds returned 1.91%, as measured by the Citigroup High-Yield Cash-Pay Index. The lowest-rated, riskiest segment of the market failed to produce a positive return despite being the best performers through July. For the full year, bonds rated BB (just one step below investment grade), B, and CCC returned 2.36%, 2.31%, and –0.12%, respectively, as measured by the credit tranches of the Citigroup High-Yield Cash-Pay Index. Looking at returns by sector, Financial and Homebuilders generally performed worst, while Health Care and Aerospace were among the best performers. The spread, or difference in yield, between high-yield and Treasury bonds essentially doubled during the year, rising from the neighborhood of record lows as recently as June. When spreads increase, high-yield bonds generally underperform (of course, the opposite is also true — tighter spreads mean high-yield bonds have the potential to outperform). But wider yield spreads also mean high-yield bonds offered much more attractive yields at the end of 2007 than at the beginning.

Portfolio Performance

For the year ended December 31, 2007, the Portfolio had a total return of 2.38%, compared with the 1.91% return of the Citigroup High-Yield Cash-Pay Index. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 2.55% for the same period, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio benefited from its bias toward higher-quality bonds at a time when the lowest-rated segment of the market underperformed. And while we generally got our sector allocations right, a few of our individual security selection decisions detracted.

Looking at the Portfolio’s credit exposure, at the beginning of the year we underweighted the lowest-quality bonds because we felt yield spreads were so narrow that we weren’t being compensated to take on extra credit risk. And while we maintained that positioning throughout 2007, our reasoning changed. That’s because late in the year, negative sentiment and risk aversion were so strong that any bit of bad news was severely punished. In that sort of environment, we thought it prudent to minimize risk by holding higher-quality names. Add it all up, and that high-quality bias we built into the Portfolio early in the year paid off in the second half when the lowest-rated segment of the market lagged.

In terms of sector weightings, we favored asset-rich companies in Cable and Media and Hotels and Leisure. With the exception of Cable, these sectors generally performed well last year. In addition, we were underweight homebuilders and building products companies, which underperformed. The portfolio also benefited from merger and acquisition activity among some of our holdings in the chemical industry.

But even though we generally got the sector weightings right, some of our individual bonds underperformed. Some of our paper and forest products names are good examples — we liked these bonds because consolidation was taking out excess capacity in the industry. But rising input costs and negative currency effects from the stronger Canadian dollar hurt earnings. Our bonds were punished as a result, detracting from performance. Similarly, though it helped to be underweight Financials, some of the bonds we owned underperformed.

High Yield Bond Portfolio

High Yield Bond Portfolio

Outlook

At the end of 2006, we said we were cautious on the high-yield market. Now, at the end of 2007, we have the same view, but for different reasons. Then, yield spreads were at historically low levels and we felt there was little recognition of the risk in the marketplace. Now, yield spreads are more attractive, having doubled over the course of the year, while the perceived risks are out of line with the level of actual defaults. But even though defaults are at historic lows and spreads wider, we remain cautious because of concerns over a slowing economy and the big backlog of supply overhanging the market. As a result, we’re likely to stay up in quality in asset-rich names while looking for opportunities to add what we believe are good credits trading at temporarily depressed levels.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	2.38%	10.64%	4.66%
Citigroup High Yield Cash Pay Index	1.91%	10.68%	5.92%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	2.26%	10.75%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average	2.55%	9.66%	4.23%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

  High Yield Bond Portfolio

High Yield Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,001.90	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	$2.39

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

High Yield Bond Portfolio

High Yield Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (2.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	714,000	746
DRS Technologies, Inc., 7.625%, 2/1/18	680,000	689
Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.50%, 4/1/15 144A	412,000	412
(c)Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15 144A	787,000	779
L-3 Communications Corp., 6.375%, 10/15/15	2,275,000	2,240
L-3 Communications Corp., 7.625%, 6/15/12	1,335,000	1,367

Total		6,233

Autos/Vehicle Parts (4.7%)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	926,000	836
Cooper Tire & Rubber Co., 8.00%, 12/15/19	680,000	631
Ford Motor Co., 7.45%, 7/16/31	2,020,000	1,500
Ford Motor Credit Co., 8.00%, 12/15/16	1,345,000	1,142
Ford Motor Credit Co., 8.625%, 11/1/10	710,000	659
Ford Motor Credit Co., 9.875%, 8/10/11	2,980,000	2,818
General Motors Corp., 8.375%, 7/15/33	1,815,000	1,461
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11	392,000	409
Lear Corp., 8.50%, 12/1/13	351,000	326
Lear Corp., 8.75%, 12/1/16	872,000	794
Tenneco, Inc., 8.125%, 11/15/15 144A	275,000	272
TRW Automotive, Inc., 7.25%, 3/15/17 144A	1,135,000	1,019
Visteon Corp., 8.25%, 8/1/10	2,265,000	2,004

Total		13,871

Basic Materials (10.8%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,837,000	1,433
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	1,400,000	1,040
Arch Western Finance LLC, 6.75%, 7/1/13	1,395,000	1,353
Berry Plastics Holding Corp., 8.875%, 9/15/14	590,000	561
Bowater Canada Finance, 7.95%, 11/15/11	780,000	630

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Cascades, Inc., 7.25%, 2/15/13	504,000	473
Catalyst Paper Corp., 8.625%, 6/15/11	340,000	282
Crown Americas, Inc., 7.625%, 11/15/13	1,062,000	1,086
Crown Americas, Inc., 7.75%, 11/15/15	825,000	850
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,995,000	2,284
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	1,360,000	1,442
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	2,870,000	3,078
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	1,853,000	1,802
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	594,000	578
Graphic Packaging International Corp., 9.50%, 8/15/13	1,031,000	1,018
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	1,955,000	2,111
Huntsman LLC, 11.50%, 7/15/12	745,000	812
Invista, 9.25%, 5/1/12 144A	875,000	906
Massey Energy Co., 6.625%, 11/15/10	1,190,000	1,163
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	445,000	409
(c)Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	560,000	512
Mosaic Global Holdings, Inc., 7.375%, 12/1/14 144A	335,000	358
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	785,000	848
New Page Corp., 10.00%, 5/1/12 144A	595,000	598
Norampac, Inc., 6.75%, 6/1/13	625,000	570
Novelis, Inc., 7.25%, 2/15/15	748,000	703
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	1,064,000	1,059
Peabody Energy Corp., 7.375%, 11/1/16	935,000	958

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Peabody Energy Corp., 7.875%, 11/1/26	1,095,000	1,111
Smurfit-Stone Container, 8.375%, 7/1/12	955,000	948
Stone Container, 8.00%, 3/15/17	680,000	657

Total		31,633

Builders/Building Materials (0.7%)
K. Hovnanian Enterprises, 7.75%, 5/15/13	1,116,000	625
KB Home, 7.75%, 2/1/10	1,395,000	1,290

Total		1,915

Capital Goods (2.6%)
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	540,000	478
Case New Holland, Inc., 7.125%, 3/1/14	1,090,000	1,087
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	675,000	672
Rental Service Corp., 9.50%, 12/1/14	1,107,000	991
SPX Corp., 7.625%, 12/15/14 144A	820,000	836
Terex Corp., 8.00%, 11/15/17	1,100,000	1,114
United Rentals North America, Inc., 6.50%, 2/15/12	2,545,000	2,309

Total		7,487

Consumer Products/Retailing (4.3%)
Albertson’s, Inc., 7.25%, 5/1/13	1,335,000	1,365
Claire’s Stores, Inc., 9.25%, 6/1/15 144A	380,000	262
Claire’s Stores, Inc., 10.50%, 6/1/17 144A	975,000	522
Education Management LLC, 10.25%, 6/1/16	1,280,000	1,318
GSC Holdings Corp., 8.00%, 10/1/12	1,105,000	1,151
Jostens IH Corp., 7.625%, 10/1/12	599,000	602
Levi Strauss & Co., 8.875%, 4/1/16	1,275,000	1,234
Michaels Stores, Inc., 11.375%, 11/1/16	725,000	665
Oxford Industries, Inc., 8.875%, 6/1/11	1,693,000	1,685
Phillips Van Heusen Corp., 8.125%, 5/1/13	200,000	205
Rite Aid Corp., 7.50%, 3/1/17	1,017,000	896
Rite Aid Corp., 8.625%, 3/1/15	336,000	271

The Accompanying Notes are an Integral Part of the Financial Statements.

  High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Rite Aid Corp., 9.375%, 12/15/15	540,000	448
SUPERVALU, Inc., 7.50%, 11/15/14	1,120,000	1,148
Warnaco, Inc., 8.875%, 6/15/13	755,000	768

Total		12,540

Energy (10.9%)
AmeriGas Partners LP, 7.25%, 5/20/15	940,000	921
Basic Energy Services, Inc., 7.125%, 4/15/16	1,220,000	1,147
Chaparral Energy, Inc., 8.875%, 2/1/17 144A	1,220,000	1,101
Chesapeake Energy Corp., 6.375%, 6/15/15	823,000	796
Chesapeake Energy Corp., 6.625%, 1/15/06	1,405,000	1,373
Chesapeake Energy Corp., 7.50%, 9/15/13	1,120,000	1,145
Chesapeake Energy Corp., 7.625%, 7/15/13	655,000	676
Cimarex Energy Co., 7.125%, 5/1/17	275,000	270
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	405,000	410
Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	675,000	682
Complete Production Services, Inc., 8.00%, 12/15/16	803,000	777
Connacher Oil & Gas, 10.25%, 12/15/15 144A	730,000	729
Denbury Resources, Inc., 7.50%, 12/15/15	750,000	758
El Paso Corp., 7.75%, 1/15/32	1,095,000	1,112
Forest Oil Corp., 7.25%, 6/15/19 144A	650,000	653
Helix Energy Solutions, 9.50%, 1/15/16 144A	1,090,000	1,109
Key Energy Services, Inc., 8.375%, 12/1/14 144A	1,100,000	1,125
Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	675,000	611
Knight, Inc., 6.50%, 9/1/12	1,100,000	1,093
Mariner Energy, Inc., 8.00%, 5/15/17	725,000	690
Newfield Exploration Co., 6.625%, 9/1/14	190,000	188
Newfield Exploration Co., 6.625%, 4/15/16	1,045,000	1,024
OPTI Canada, Inc., 8.25%, 12/15/14 144A	1,645,000	1,630
Petrohawk Energy Corp., 9.125%, 7/15/13	1,636,000	1,723
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	633,000	589
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	528,000	483

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Plains Exploration & Production Co., 7.00%, 3/15/17	680,000	650
Plains Exploration & Production Co., 7.75%, 6/15/15	900,000	900
Range Resources Corp., 6.375%, 3/15/15	1,119,000	1,091
Range Resources Corp., 7.50%, 5/15/16	235,000	240
Sesi LLC, 6.875%, 6/1/14	1,145,000	1,105
Sonat, Inc., 7.625%, 7/15/11	315,000	322
Stallion Oilfield Services/Stallion Oilfield Finance Corp., 9.75%, 2/1/15 144A	540,000	497
Tesoro Corp., 6.625%, 11/1/15	1,590,000	1,574
W&T Offshore, Inc., 8.25%, 6/15/14 144A	1,040,000	975
Whiting Petroleum Corp., 7.25%, 5/1/13	1,379,000	1,358
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17	538,000	554

Total		32,081

Financials (4.4%)
Crum & Forster Holdings Corp., 7.75%, 5/1/17	772,000	758
E*Trade Financial Corp., 7.375%, 9/15/13	55,000	42
E*Trade Financial Corp., 7.875%, 12/1/15	580,000	442
E*Trade Financial Corp., 8.00%, 6/15/11	950,000	824
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	1,635,000	1,433
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	550,000	513
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	4,115,000	3,451
LaBranche & Co., Inc., 9.50%, 5/15/09	375,000	374
LaBranche & Co., Inc., 11.00%, 5/15/12	561,000	549
Nuveen Investments, Inc. 10.50%, 11/15/15 144A	825,000	822
Residential Capital LLC, 6.50%, 4/17/13	905,000	557
Residential Capital LLC, 8.375%, 6/30/15	905,000	548
Residential Capital LLC, 8.544%, 4/17/09 144A	1,216,000	599
SLM Corp., 5.375%, 5/15/14	1,370,000	1,218

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	825,000	855

Total		12,985

Foods (3.6%)
Constellation Brands, Inc., 7.25%, 9/1/16	1,070,000	1,003
Constellation Brands, Inc., 7.25%, 5/15/17 144A	870,000	805
Constellation Brands, Inc., 8.375%, 12/15/14	455,000	456
Dean Foods Co., 7.00%, 6/1/16	915,000	814
Dole Foods Co., 8.625%, 5/1/09	2,330,000	2,249
Pilgrim’s Pride Corp., 7.625%, 5/1/15	843,000	828
Pilgrim’s Pride Corp., 8.375%, 5/1/17	405,000	397
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	735,000	671
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17 144A	1,415,000	1,217
Smithfield Foods, Inc., 7.75%, 5/15/13	1,310,000	1,290
Smithfield Foods, Inc., 7.75%, 7/1/17	760,000	735

Total		10,465

Gaming/Leisure/Lodging (8.9%)
AMC Entertainment, Inc., 11.00%, 2/1/16	1,273,000	1,340
American Casino & Entertainment, 7.85%, 2/1/12	780,000	804
Boyd Gaming Corp., 7.75%, 12/15/12	1,355,000	1,372
Corrections Corp. of America, 6.25%, 3/15/13	1,398,000	1,377
Felcor Lodging LP, 8.50%, 6/1/11	1,117,000	1,164
Hertz Corp., 8.875%, 1/1/14	1,295,000	1,313
Host Marriot LP, 7.125%, 11/1/13	2,865,000	2,885
Mandalay Resort Group, 9.375%, 2/15/10	660,000	683
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	1,375,000	1,382
MGM Mirage, Inc., 6.75%, 9/1/12	1,485,000	1,446
MGM Mirage, Inc., 7.50%, 6/1/16	1,800,000	1,782
Mohegan Tribal Gaming, 6.875%, 2/15/15	725,000	682

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Park Place Entertainment Corp., 8.125%, 5/15/11	1,775,000	1,651
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 144A	635,000	576
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	875,000	863
Seminole Hard Rock Entertainment, 7.491%, 3/15/14 144A	540,000	516
Station Casinos, Inc., 6.625%, 3/15/18	615,000	421
Station Casinos, Inc., 6.875%, 3/1/16	685,000	500
Universal City Development Corp., 11.75%, 4/1/10	907,000	939
Universal City Florida, 8.375%, 5/1/10	400,000	402
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	955,000	938
Wynn Las Vegas LLC, 6.625%, 12/1/14	2,200,000	2,162
Travelport LLC, 11.875%, 9/1/16	885,000	944

Total		26,142

Health Care/Pharmaceuticals (6.2%)
Community Health Systems, Inc., 8.875%, 7/15/15	2,215,000	2,257
FMC Finance III SA, 6.875%, 7/15/17 144A	1,265,000	1,265
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	410,000	424
HCA, Inc., 6.75%, 7/15/13	905,000	805
HCA, Inc., 9.125%, 11/15/14	782,000	813
HCA, Inc., 9.25%, 11/15/16	3,164,000	3,323
(c)HCA, Inc., 9.625%, 11/15/16	1,273,000	1,346
Health Management Associates, Inc., 6.125%, 4/15/16	1,100,000	954
PTS Acquisition Corp., 9.50%, 4/15/15 144A	997,000	925
Senior Housing Properties Trust, 8.625%, 1/15/12	610,000	647
Service Corp. International, 6.75%, 4/1/15	855,000	844
Service Corp. International, 6.75%, 4/1/16	825,000	794
Service Corp. International, 7.375%, 10/1/14	175,000	177
Tenet Healthcare Corp., 7.375%, 2/1/13	985,000	862

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Tenet Healthcare Corp., 9.875%, 7/1/14	675,000	643
US Oncology, Inc., 9.00%, 8/15/12	940,000	927
Ventas Realty LP/Capital Corp., 6.50%, 6/1/16	340,000	333
Ventas Realty LP/Capital Corp., 9.00%, 5/1/12	750,000	806

Total		18,145

Media (10.4%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	1,740,000	1,697
Charter Communications Holdings LLC, 11.00%, 10/1/15	1,525,000	1,239
Charter Communications Holdings LLC, 11.75%, 5/15/14	2,535,000	1,603
CSC Holdings, Inc., 7.625%, 4/1/11	2,055,000	2,051
CSC Holdings, Inc., 7.875%, 2/15/18	1,660,000	1,552
CSC Holdings, Inc., 8.125%, 7/15/09	780,000	793
CSC Holdings, Inc., 8.125%, 8/15/09	408,000	415
EchoStar DBS Corp., 7.00%, 10/1/13	935,000	944
EchoStar DBS Corp., 7.125%, 2/1/16	555,000	566
Idearc, Inc., 8.00%, 11/15/16	3,745,000	3,437
Intelsat Bermuda, Ltd., 8.50%, 1/15/13	934,000	939
Intelsat Bermuda, Ltd., 10.829%, 6/15/13	878,000	900
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	1,388,000	1,433
Kabel Deutschland GMBH, 10.625%, 7/1/14	845,000	887
Lamar Media Corp., 6.625%, 8/15/15	1,305,000	1,269
Lamar Media Corp., 6.625%, 8/15/15 144A	275,000	267
LIN Television Corp., 6.50%, 5/15/13	1,170,000	1,101
Mediacom Broadband LLC, 8.50%, 10/15/15	1,185,000	1,050
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	390,000	357
Quebecor Media, 7.75%, 3/15/16 144A	1,100,000	1,056
R.H. Donnelley Corp., 6.875%, 1/15/13	3,850,000	3,447
R.H. Donnelley Corp., 8.875%, 1/15/16	695,000	650
R.H. Donnelley Corp., 8.875%, 10/15/17 144A	715,000	661

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Media continued
(c)Univision Communications, 9.75%, 3/15/15 144A	1,910,000	1,740
Videotron Ltee, 6.375%, 12/15/15	340,000	319
Videotron Ltee, 6.875%, 1/15/14	220,000	215

Total		30,588

Real Estate (0.9%)
American Real Estate Partners LP, 7.125%, 2/15/13	390,000	367
American Real Estate Partners LP, 7.125%, 2/15/13 144A	1,120,000	1,053
The Rouse Co., 7.20%, 9/15/12	1,175,000	1,118

Total		2,538

Services (2.4%)
Allied Waste North America, Inc., 6.875%, 6/1/17	815,000	795
Allied Waste North America, Inc., 7.25%, 3/15/15	1,411,000	1,405
ARAMARK Corp., 8.411%, 2/1/15	405,000	395
ARAMARK Corp., 8.50%, 2/1/15	1,337,000	1,354
Realogy Corp., 10.50%, 4/15/14 144A	735,000	549
Realogy Corp., 12.375%, 4/15/15 144A	910,000	573
Sabre Holdings Corp., 6.35%, 3/15/16	915,000	814
Seitel, Inc., 9.75%, 2/15/14	270,000	230
WCA Waste Corp., 9.25%, 6/15/14	880,000	895

Total		7,010

Structured Product (0.9%)
CDX North America High Yield, 7.50%, 6/29/12	2,670,000	2,600

Total		2,600

Technology (2.9%)
First Data Corp., 9.875%, 9/24/15 144A	2,015,000	1,873
Flextronics International, Ltd., 6.50%, 5/15/13	1,130,000	1,096
Freescale Semiconductor, Inc., 8.875%, 12/15/14	981,000	876
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14	1,442,000	1,226
Freescale Semiconductor, Inc., 10.125%, 12/15/16	335,000	276
NXP BV, 7.875%, 10/15/14	710,000	675
NXP BV, 9.50%, 10/15/15	615,000	563

The Accompanying Notes are an Integral Part of the Financial Statements.

  High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Stats Chippac, Inc., 6.75%, 11/15/11	662,000	664
Sungard Data Systems, Inc., 9.125%, 8/15/13	1,315,000	1,338

Total		8,587

Telecommunications (4.8%)
(c)(n)Alltel Communications, Inc., 10.375%, 12/1/17 144A	1,095,000	1,016
American Tower Corp., 7.00%, 10/15/17, 144A	825,000	829
Citizens Communications, 9.00%, 8/15/31	2,205,000	2,199
Citizens Communications, 9.25%, 5/15/11	2,025,000	2,192
Qwest Capital Funding, Inc., 7.90%, 8/15/10	870,000	879
Qwest Communications International, Inc., 7.50%, 11/1/08	375,000	377
Qwest Corp., 6.50%, 6/1/17	1,035,000	991
Qwest Corp., 7.50%, 10/1/14	221,000	224
Qwest Corp., 7.875%, 9/1/11	986,000	1,025
Rogers Wireless, Inc., 8.00%, 12/15/12	1,220,000	1,273
Windstream Corp., 7.00%, 3/15/19	680,000	648
Windstream Corp., 8.125%, 8/1/13	1,150,000	1,190
Windstream Corp., 8.625%, 8/1/16	1,220,000	1,281

Total		14,124

Transportation-Rail & Other (1.9%)
American Railcar Industries, Inc., 7.50%, 3/1/14	680,000	643
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	933,000	977
Kansas City Southern de Mexico, 7.375%, 6/1/14 144A	1,150,000	1,118
Kansas City Southern de Mexico, 7.625%, 12/1/13	470,000	464
Stena AB, 7.50%, 11/1/13	2,305,000	2,273

Total		5,475

Utilities (7.8%)
The AES Corp., 7.75%, 10/15/15 144A	605,000	614
The AES Corp., 8.00%, 10/15/17 144A	825,000	844
The AES Corp., 9.375%, 9/15/10	2,140,000	2,247

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Aquila, Inc., 9.95%, 2/1/11	78,000	84
Dynegy Holdings, Inc., 7.50%, 6/1/15	545,000	510
Dynegy Holdings, Inc., 7.75%, 6/1/19	815,000	752
Dynegy Holdings, Inc., 8.375%, 5/1/16	910,000	890
Edison Mission Energy, 7.00%, 5/15/17	1,585,000	1,557
Edison Mission Energy, 7.20%, 5/15/19	1,846,000	1,814
Elwood Energy LLC, 8.159%, 7/5/26	1,142,919	1,143
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	1,100,000	1,106
Indiantown Cogeneration LP, Series A-10, 9.77%, 12/15/20	2,175,000	2,427
Intergen NV, 9.00%, 6/30/17 144A	1,095,000	1,152
NRG Energy, Inc., 7.25%, 2/1/14	925,000	902
NRG Energy, Inc., 7.375%, 2/1/16	430,000	419
NRG Energy, Inc., 7.375%, 1/15/17	1,416,000	1,381
NSG Holdings LLC, 7.75%, 12/15/25 144A	948,000	950
PSEG Energy Holdings LLC, 8.50%, 6/15/11	291,000	303
Sierra Pacific Resources, 8.625%, 3/15/14	392,000	419
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 144A	3,370,000	3,335

Total		22,849

Total Bonds (Cost: $277,477)		267,268

Money Market Investments (7.0%)

Autos (3.4%)
Daimler Chrysler Auto, 6.00%, 1/10/08	5,000,000	4,992
Fcar Owner Trust I, 6.00%, 1/11/08	5,000,000	4,992

Total		9,984

Finance Services (1.7%)
Rabobank Financial Corp., 3.74%, 1/2/08	5,000,000	4,999

Total		4,999

Miscellaneous Business Credit Institutions (0.2%)
General Electric Capital Corp., 3.25%, 1/2/08	500,000	500

Total		500

Money Market Investments (7.0%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers (1.7%)
Merrill Lynch, 4.75%, 2/1/08	5,000,000	4,980

Total		4,980

Total Money Market Investments (Cost: $20,463)		20,463

Total Investments (98.2%) (Cost $297,940)(a)		287,731

Other Assets, Less Liabilities (1.8%)		5,197

Net Assets (100.0%)		292,928

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $51,822, representing 17.69% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $298,166 and the net unrealized depreciation of investments based on that cost was $10,435 which is comprised of $2,592 aggregate gross unrealized appreciation and $13,027 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(n)	At December 31, 2007 portfolio securities with an aggregate value of $1,016 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return as is consistent with prudent investment management.	Invest primarily in a diversified portfolio of debt securities of varying maturities.	$75 million

Portfolio Overview

The Pimco Multi-Sector Bond Portfolio investment objective is to seek maximum total return, consist with prudent investment management. Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The Portfolio may invest all of its assets in high yield securities subject to maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may also invest in securities denominated in foreign currencies and U.S.-dollars-denominated in foreign issuers. The Portfolio may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

Market Review

Global fixed-income markets delivered solid returns in 2007, but it was a year of two halves marked by volatility and highly divergent sector returns. The first half of 2007 saw a strong sell-off as interest rates rose on positive economic news. In the second half, the subprime mortgage finance debacle unfolded and its contagion effects were felt across markets. Investors sought safe-havens from the crisis, central banks moved away from tightening policies, and bonds rallied, with government securities outpacing riskier bonds.

Investment-grade corporate bonds underperformed sovereign bonds in 2007, with lower-quality bonds trailing their higher-grade counterparts. A glut of supply in the high-yield market also contributed to the widening of credit spreads. This price erosion came even though credit fundamentals, as measured by low default rates, remained at historically strong levels.

Emerging markets (EM) outperformed the corporate sector with decent returns, though lower than preceding years and with more volatility. While global economic growth remained relatively robust, supporting the sector, investor sentiment turned more risk averse. Local EM bonds outpaced dollar denominated EM bonds during 2007.

Portfolio Results

From the Portfolio’s April 30, 2007 inception through December 31, the PIMCO Multi-Sector Bond Portfolio had a total return of 1.09%. By comparison, the Lehman Brothers Global Credit Hedged USD Index returned 1.53% for the same period. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

A higher duration (price sensitivity to interest rate changes) than the benchmark combined with an overweight to the front-end of yield curves helped performance, as rates declined and global yield curves steepened. The Portfolio benefited from reduced high-yield allocation, as the sector underperformed EM and its investment-grade counterpart. An overweight to industries with pricing power and those insulated from an economic downturn helped performance. An underweight to homebuilders was positive for performance. An overweight to Brazil and an underweight to Venezuela also helped performance. Finally, exposure to emerging market currencies contributed to performance.

At the other end of the spectrum, an underweight to global investment-grade credit was a strong contributor in the first half of the year, however, turned negative during the second half as the sector rallied. An overweight to the Energy/Natural Gas and Utilities sectors; an underweight to the Insurance and Consumer Cyclical sectors hurt performance. In addition, an underweight to countries with worrisome economic and/or political situations such as Turkey and Ecuador was also negative for performance.

Outlook

The most likely outcome for the global economy in 2008 continues to be a soft landing with some degree of decoupling of growth across regions, and generally stable inflation. However, the risks to this benign forecast are being skewed increasingly to the downside as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the subprime debacle has resulted in less decoupling of growth from the U.S. than we expected and has increased the probability of a U.S. recession.

On the positive side, it is now apparent that the Federal Reserve and other central banks, as well as fiscal policymakers in the U.S, understand the gravity of these risks and will respond to them. Even so, we anticipate a long and unpleasant unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with subprime lending.

The key themes in our outlook include:

The U.S. economy will slow down over the next year as weakness in the property market spills over into the broader economy, especially employment at bank-dependent small businesses and larger companies with mainly domestic operations.

Emerging market financial conditions should remain generally strong thanks to improving domestic fundamentals, larger stores of currency reserves and positive terms of trade amid soaring commodity prices. We will maintain holdings of

  PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

emerging market bonds near current levels due to our belief that the asset class has the potential to add significant value to the Portfolio over the long run. High-quality credits in selected countries could see upgrades given large and growing currency reserves and strong fiscal positions.

The corporate bond sector must grapple with a soft economic growth environment and a continuing overhang of corporate bond supply, which will continue to weigh down its prospects. Fundamental conditions are also turning down, as tighter lending standards will magnify the negative impact of weakening profit margins, which have peaked, and decelerating earnings. On the positive side, valuations have clearly improved and we are finding spreads to be much more in line with potential risks. While we remain cautious on credit overall, there are expected to be selective opportunities to reduce the underweight in the investment-grade sector. An underweight in the high yield sector is likely to be maintained.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
PIMCO Multi-Sector Bond Portfolio	1.09%
Lehman Brothers Global Credit Hedged USD Index	1.53%
Equal Weighted Composite of Lehman Brothers Global Aggregate — Credit Component, Hedged USD; Merrill Lynch Global High Yield BB-B Rated Constrained Index; JP Morgan EMBI Global	1.37%
Lipper Variable Insurance Products (VIP) General Bond Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,033.60	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.73

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.2%)
Northwest Airlines, Inc., 7.626%, 10/1/11	79	78
TransDigm, Inc., 7.75%,7/15/14	50	51

Total		129

Auto Manufacturing (1.0%)
ArvinMeritor, Inc., 8.125%, 9/15/15	65	56
ArvinMeritor, Inc., 8.75%, 3/1/12	65	61
Cooper-Standard Automotive, Inc., 7.00%, 12/15/12	150	130
General Motors Corp., 7.70%, 4/15/16	25	21
General Motors Corp., 8.80%, 3/1/21	325	272
Tenneco, Inc. 8.625%, 11/15/14	200	197

Total		737

Banking and Finance (13.4%)
American Express Bank FSB, 4.956%, 6/22/09	200	199
American International Group, Inc., 5.85%, 1/16/18	500	503
Bank of America Corp., 5.75%, 12/1/17	500	501
Barclays Bank PLC, 5.45%, 9/12/12	250	256
The Bear Stearns Companies, Inc., 5.284%, 1/30/09	100	99
The Bear Stearns Companies, Inc., 6.40%, 10/2/17	325	314
Citigroup Capital XXI, Inc., 8.30%, 12/21/57	300	313
(k)Citigroup, Inc., 4.872%, 12/28/09	1,100	1,080
Deutsche Telekom International Finance, 5.064%, 3/23/09	200	199
Ford Motor Credit Co., LLC, 6.625%, 6/16/08	200	197
Ford Motor Credit Co., LLC, 7.375%, 2/1/11	400	358
Ford Motor Credit Co., LLC, 10.241%, 6/15/11	100	95
General Electric Capital Corp., 5.45%, 1/15/13	650	670
General Motors Acceptance Corp., 7.00%, 2/1/12	125	106
General Motors Acceptance Corp., 7.327%, 12/1/14	650	522
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	85	71
The Goldman Sachs Group, Inc., 5.142%, 6/28/10	500	492

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Banking and Finance continued
The Goldman Sachs Group, Inc., 6.75%, 10/1/37	450	441
HBOS PLC, 5.92%, 9/29/49 144A	660	576
HSBC Holdings PLC, 6.50%, 5/2/36	760	739
Lehman Brothers Holdings, Inc., 5.129%, 11/10/09	200	194
Lehman Brothers Holdings, Inc., 6.00%, 7/19/12	300	305
Lehman Brothers Holdings, Inc., 6.20%, 9/26/14	100	102
LVB Acquisition Merger, 10.00%, 10/15/17 144A	38	39
LVB Acquisition Merger, 10.375%, 10/15/17 144A	189	189
LVB Acquisition Merger, 11.625%, 10/15/17 144A	98	97
Morgan Stanley, 5.75%, 8/31/12	100	102
Morgan Stanley, 5.95%, 12/28/17	200	200
Santander Perpetual SA Unipersonal, 6.671%, 10/24/17 144A	300	301
Teco Finance, Inc., 6.75%, 5/1/15 144A	100	105
TransCapitalInvest, Ltd., for OJSC AK Transneft, 6.103%, 6/27/12 144A	200	201
UBS AG/Stamford Branch, 5.875%, 12/20/17	100	101
Wells Fargo & Co., 5.25%, 10/23/12	410	417

Total		10,084

Basic Materials (4.9%)
Abitibi-Consolidated, Inc., 8.55%, 8/1/10	50	44
Berry Plastics Holding Corp., 8.875%, 9/15/14	100	95
Bowater Canada Finance, 7.95%, 11/15/11	50	40
(k)C8 Capital SPV, Ltd., 6.64%, 12/31/14	1,000	949
Chemtura Corp., 6.875%, 6/1/16	55	52
Crown Americas, Inc., 7.75%, 11/15/15	100	103
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	200	215
Georgia-Pacific LLC, 7.125%, 1/15/17 144A	400	389
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	100	108
Jefferson Smurfit Corp., 7.50%, 6/1/13	450	431

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
(k)Vale Overseas, Ltd., 8.25%, 1/17/37	1,000	1,157
Verso Paper Holdings LLC and Verson Paper, Inc., 9.125%, 8/1/14	75	76

Total		3,659

Cable/Media/Broadcasting/Satellite (2.3%)
Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 4/30/12 144A	125	121
Charter Communications Operating LLC/Charter Communications Operating Capital, 8.375%, 4/30/14 144A	125	121
CSC Holdings, Inc., 7.625%, 4/1/11	150	150
EchoStar DBS Corp., 7.125%, 2/1/16	200	204
Idearc, Inc., 8.00%, 11/15/16	100	92
R.H. Donnelley Corp., 8.875%, 1/15/16	325	303
Viacom, Inc., 5.75%, 4/30/11	690	698

Total		1,689

Consumer Products (1.2%)
Altria Group, Inc., 7.00%, 11/4/13	500	559
Bon-Ton Department Stores, Inc., 10.25%, 3/15/14	150	113
Reynolds American, Inc., 6.75%, 6/15/17	50	51
Tesco PLC, 5.50%, 11/15/17 144A	150	150

Total		873

Food Processors (3.6%)
Albertson’s, Inc., 7.45%, 8/1/29	125	120
(k)America Movil SAB de CV, 5.75%, 1/15/15	1,000	999
(k)BHP Billiton Finance USA, Ltd., 5.25%, 12/15/15	950	919
H.J. Heinz Co., 6.428%, 12/1/8 144A	660	672

Total		2,710

Gaming/Lodging/Leisure (0.7%)
Hertz Corp., 8.875%, 1/1/14	150	152
MGM Mirage, Inc., 7.50%, 6/1/16	250	248
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	95	93

Total		493

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines (0.4%)
El Paso Corp., 7.00%, 6/15/17	325	325

Total		325

Healthcare/Pharmaceuticals (2.1%)
Community Health Systems, Inc., 8.875%, 7/15/15	325	331
(n)Fresenius Medical Capital Trust II, 7.875%, 2/1/08	500	500
HCA, Inc., 9.25%, 11/15/16	550	577
Ventas Realty LP/Capital Corp., 6.75%, 4/1/17	150	149

Total		1,557

Industrials (0.1%)
Allied Waste North America, Inc., 7.25%, 3/15/15	100	100

Total		100

Information/Data Technology (1.8%)
(k)Oracle Corp., 5.00%, 1/15/11	1,300	1,317

Total		1,317

Oil and Gas (9.8%)
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 5/20/16	175	170
Chesapeake Energy Corp., 6.875%, 1/15/16	300	297
Citic Resources Finance, 6.75%, 5/15/14 144A	200	188
Dresser-Rand Group, Inc., 7.375%, 11/01/14	262	261
(k)GAZ Capital for Gazprom, 8.625%, 4/28/34	2,400	3,001
(k)Marathon Oil Corp., 6.00%, 10/1/17	1,000	1,018
(k)Pemex Project Funding Mater Trust, 6.625%, 6/15/35	1,000	1,054
SemGroup LP, 8.75%, 11/15/15 144A	500	475
Tesoro Corp., 6.25%, 11/1/12	45	45
Tesoro Corp., 6.50%, 6/1/17	100	99
Valero Energy Corp., 6.125%, 6/15/17	205	208
Valero Energy Corp., 6.875%, 04/15/12	50	53
Williams Companies, Inc., 7.625%, 7/15/19	325	352
XTO Energy, Inc., 7.50%, 4/15/12	100	109

Total		7,330

Technology (1.2%)
Celestica, Inc., 7.875%, 7/1/11	150	144
First Data Corp., 9.875%, 9/24/15 144A	125	116
Freescale Semi Conductor, 8.866%, 12/15/14	250	213
IPALCO Enterprises, Inc., 8.375%, 11/14/08	250	254
Sungard Data Systems, Inc., 9.125%, 8/15/13	150	153

Total		880

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Telecommunications (2.1%)
Citizens Communications Co., 7.125%, 3/15/19	125	119
Hawaiian Telcom Communications, Inc., 9.75%, 5/1/13	100	99
Nortel Networks, Ltd., 10.125%, 7/15/13 144A	250	258
Qwest Communications International, Inc., 7.50%, 2/15/14	150	150
Qwest Corp., 7.25%, 9/15/25	500	469
Qwest Corp., 8.875%, 3/15/12	75	80
Sprint Nextel Corp., 6.00%, 12/1/16	450	431

Total		1,606

Transportation (0.2%)
BW Group, Ltd., 6.625%, 6/28/17 144A	130	136

Total		136

Utilities (3.0%)
The AES Corp., 8.00%, 10/15/17 144A	100	102
Dynegy Holdings, Inc., 7.50%, 6/1/15	325	304
Edison Mission Energy, 7.00%, 5/15/17	700	687
Enel Finance International, 5.70%, 1/15/13 144A	100	102
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	50	50
Nalco Co., 7.75%, 11/15/11	20	20
Nalco Co., 8.875%, 11/15/13	20	21
Nevada Power Co., 6.75%, 7/1/37	50	52
NRG Energy, Inc., 7.375%, 1/15/17	430	419
OPTI Canada, Inc., 8.25%, 12/15/14 144A	30	30
Reliant Energy, Inc., 7.625%, 6/15/14	275	272
Reliant Energy, Inc., 7.875%, 6/15/17	125	124
Sierra Pacific Power Co., 6.75%, 7/1/37	75	78

Total		2,261

Yankee Sovereign (4.1%)
Federative Republic of Brazil, 7.125%, 1/20/37	700	791
Russian Government International Bond, 7.50%, 3/31/30	1,980	2,268

Total		3,059

Total Corporate Bonds (Cost: $39,729)		38,945

Structured Products (21.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products (21.5%)
Federal National Mortgage Association, 6.50%, 8/1/37	497	516
Federal National Mortgage Association, 6.50%, 9/1/37	3,484	3,597
(b)Federal National Mortgage Association TBA, 5.50%, 1/1/38	9,500	9,488
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2, 6.56%, 11/18/35	562	561
(k)Freddie Mac, Series 3346, Class FA, 5.258%, 2/15/19	930	925
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A2, 4.975%, 3/25/36	200	197
Long Beach Mortgage Loan Trust, Series 2006-11, Class 2A1, 4.925%, 12/25/36	73	70
Nelnet Student Loan Trust, Series 2006-1, Class A2, 5.025% 2/23/16	694	694

Total Structured Products (Cost: $16,018)		16,048

Foreign Bonds (13.7%)

Banking and Finance (2.3%)
(b)General Electric Capital Corp, 4.625%, 9/15/66	980	1,279
(i)Punch Taverns Finance PLC, 6.468%, 4/15/33	200	423

Total		1,702

Yankee Sovereign (11.4%)
(b)Federative Republic of Brazil, 12.5%, 1/5/22	3,250	2,050
(n)Oriental Republic of Uruguay, 6.875%, 1/19/16	2,000	3,028
(b)South Africa Government Bond, 13.00%, 8/31/10	21,300	3,361
(n)Uruguay Government International Bond, 3.70%, 6/26/37	3,100	133

Total		8,572

Total Foreign Bonds (Cost: $10,359)		10,274

Money Market Investments (17.1%)

Federal Government & Agencies (0.2%)
(b)United States Treasury Bill, 2.725%, 3/13/08	100	99
(b)Untied States Treasury Bill, 2.91%, 3/13/08	80	80

Total		179

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Money Market Investments (17.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (16.9%)
(b)Bank of Scotland PLC, 4.92%, 1/22/08	1,400	1,396
(b)Barclays US Funding LLC, 4.81%, 1/25/08	1,600	1,595
(b)Barclays US Funding LLC, 5.11%, 1/17/08	100	100
(b)Den Norske Bank ASA, 5.05%, 1/25/08	1,700	1,694
(b)Rabobank USA Finance Corp., 4.43%, 1/4/08	2,000	2,000

Money Market Investments (17.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks continued
(b)Skandinaviska Enskilda Bank, 4.77%, 3/20/08	2,000	1,979
(b)Swedbank Mortgage AB, 4.92%, 1/24/08	200	199
(b)Swedbank Mortgage AB, 5.18%, 1/11/08	1,800	1,797
(b)Westpac Securities NZ, Ltd., 4.81%, 1/25/08	1,900	1,894

Total		12,654

Money Market Investments (17.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks continued

Total Money Market Investments (Cost: $12,833)		12,833

Total Investments (104.4%) (Cost $78,939)(a)		78,100

Other Assets, Less Liabilities (-4.4%)		(3,271)

Net Assets (100.0%)		74,829

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $4,415, representing 5.90% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $78,974 and the net unrealized depreciation of investments based on that cost was $874 which is comprised of $231 aggregate gross unrealized appreciation and $1,105 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
3 Month Euro Euribor (Long)	9	3/09	$—	(m)
(Total Notional Value at December 31, 2007, $2,907)
3 Month Euro Euribor (Long)	30	6/09	$2
(Total Notional Value at December 31, 2007, $10,372)
90 Day Euro $ Commodity Future (Long)	224	6/09	$369
(Total Notional Value at December 31, 2007, $53,676)
90 Day Sterling (Long)	6	6/08	$4
(Total Notional Value at December 31, 2007, $1,422)
90 Day Sterling (Long)	32	12/08	$59
(Total Notional Value at December 31, 2007, $7,619)
90 Day Sterling (Long)	11	3/09	$23
(Total Notional Value at December 31, 2007, $2,609)
US Ten Year Treasury Note (Long)	55	3/08	$7
(Total Notional Value at December 31, 2007, $6,229)

(h)	Forward foreign currency contracts outstanding on December 31, 2007

Type		Principal Amount Covered By Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized/ (Depreciation) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
BUY	BRL	142	3/08	$9		$—	$9
BUY	BRL	49	7/08	$3		$—	$3
SELL	BRL	2,761	3/08	$—		$(116)	$(116)
SELL	BRL	188	7/08	$—		$(3)	$(3)
BUY	CLP	19,826	7/08	$—		$— (m)	$— (m)
BUY	CNY	3,022	7/08	$8		$—	$8
BUY	COP	199,664	3/08	$7		$—	$7
SELL	COP	199,664	3/08	$—		$(1)	$(1)
SELL	EUR	3,424	1/08	$17		$—	$17
SELL	GBP	568	1/08	$17		$—	$17
BUY	IDR	6,310	5/08	$—		$(25)	$(25)
BUY	MXN	1,541	3/08	$—	(m)	$—	$— (m)
BUY	MXN	11,021	7/08	$9		$—	$9

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Type		Principal Amount Covered By Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized/ (Depreciation) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
BUY	KRW	119,758	8/08	$—		$(1)	$(1)
BUY	PLN	1,298	7/08	$43		$—	$43
BUY	RUB	16,186	1/08	$17		$—	$17
BUY	RUB	14,853	7/08	$6		$—	$6
BUY	RUB	16,186	11/08	$—	(m)	$—	$— (m)
SELL	RUB	16,186	1/08	$1		$—	$1
BUY	SGD	165	5/08	$5		$—	$5
SELL	ZAR	17,050	7/08	$—		$(126)	$(126)

				$142		$(272)	$(130)

BRL — Brazilian Real

CLP — Chilean Peso

CNY — China Renminlbi

COP — Colombian Peso

EUR — Euro

GBP — British Pound

IDR — Indonesian Rupiah

KRW — South Korean Won

MXN — Mexican New Peso

PLN — Poland Zloty

RUB — Russian Ruble

SGD — Singapore Dollar

ZAR — South African Rand

(i)	Written options outstanding on December 31, 2007

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — CBOT US Ten Year Treasury Note	$111.000	2/08	82	$(233)
Call — CBOT US Ten Year Treasury Note	$113.000	2/08	29	$(45)
Put — CBOT US Ten Year Treasury Note	$106.000	2/08	40	$(1)
Put — CBOT US Ten Year Treasury Note	$107.000	2/08	16	$(1)
Put — CBOT US Ten Year Treasury Note	$108.000	2/08	29	$(2)

(Premiums Received $94)				$(282)

CBOT — Chicago Board of Trade

(j)	Swap agreements outstanding on December 31, 2007

Interest Rate Swaps

CounterParty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date (000’s)	Notional Amount (Depreciation)	Unrealized Appreciation (000’s)
Morgan Stanley Dean Witter & Co. Interbank TIIE	28-Day Mexico	Pay	8.17%	11/16	2,800	$(4)

Credit Default Swaps

CounterParty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Morgan Stanley	Philippine Govt.	Sell	2.44%	09/17	100	$3
Dean Witter & Co.	International Bond
Morgan Stanley	CDX North America	Sell	3.75%	12/12	5,000	$4
Dean Witter & Co.	High Yield Index
Morgan Stanley	CDX Emerging	Sell	1.75%	12/12	6,000	$(27)

Dean Witter & Co.	Markets Index					$(20)

(k)	Securities with an aggregate market value of $12,419 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

(m)	Amount is less than one thousand.

(n)	At December 31, 2007 portfolio securities with an aggregate value of $3,661 (in thousands) were valued with reference to securities whose prices are more readily obtainable.

(o)	Short sales outstanding on December 31, 2007

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal National Mortgage Association TBA	6.50%	12/6/37	$4,000	$4,111	$4,113

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Capitalize on changing financial market and economic conditions by actively managing a diversified portfolio allocated across equity, debt and cash market sectors.	$2.9 billion

Portfolio Overview

The investment objective of the Balanced Portfolio is to realize as high a level of long-term total return as is consistent with prudent investment risk, through income and capital appreciation. On February 21, 2007, Portfolio shareholders approved a proposal to permit the Portfolio’s investment advisor to actively manage the equity portion of the Portfolio and thus invest in small and mid-cap stocks and international securities, and actively manage the large-cap portion of the Portfolio instead of solely investing in the large-cap stocks included in the S&P 500® Index. These changes went into effect on April 30, 2007, when the Portfolio began to follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Balanced Portfolio invests in seven categories of assets: large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with expertise in that category. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Meanwhile, international equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments are worth more in dollar terms.) For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%.

In terms of fixed-income performance, bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. In that environment, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. Against that backdrop, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%, led by Treasury bonds.

Portfolio Performance

The Balanced Portfolio’s return for the year ended December 31, 2007, reflected a blend of stock, bond, and cash performance. For the full year, the Portfolio had a total return of 6.15%. That compares with the 5.49% return of the S&P 500® Index. In terms of the fixed-income allocation, returns for the Citigroup BIG Index, High-Yield Cash-Pay Index, and Merrill Lynch Three-Month T-Bill Index were 7.22%, 1.91%, and 5.00%, respectively. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio’s performance matched its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, which had an average return of 6.15%.

You could see the effect of the changes to the Balanced Portfolio made April 30, 2007, intended to improve the Portfolio’s risk-adjusted performance by increasing its diversification across a broader range of asset classes and providing shareholders the benefit of active management. The addition of international equities helped performance as did, our mid- and small-cap allocations, which significantly outperformed their underlying benchmarks, boosting the Portfolio’s domestic equity results.

From April 30, 2007, we made small adjustments to the Portfolio’s asset mix, reducing the Portfolio’s overall risk by raising our cash allocation from 2% of assets at the end of May to 5% by year-end. At the same time, we brought down our investment-grade bond allocation from 43% to 40% of assets because we thought bonds looked rich after a big rally that brought the yield on the 10-year Treasury note down below money market yields. Our high-yield allocation remained steady at about 6% of assets.

In equities, the Portfolio benefited from stock selection in the mid- and small-cap slices, though we maintained an underweight position in small-company stocks as a way to reduce the Portfolio’s risk profile. By year-end, the Portfolio had almost 49% of assets in equities, with 26% in large-cap stocks, about 12% in small- and mid-cap shares, and 11% in international.

Balanced Portfolio

Balanced Portfolio

Outlook

Looking ahead to 2008, we have a cautious outlook at a time of slower economic growth and sharp market volatility. With money market yields trending down in line with Fed rate cuts and bond yields having fallen significantly in 2007, equities look like the best relative values to us. But the risk in equities is that earnings growth will slow along with the economy. Should that happen, we would look to add to our stock position on weakness.

Of course, we should remind investors that we’re talking about small adjustments to portfolio weightings, rather than wholesale shifts between asset classes. Indeed, the volatility and wide range of returns across the financial markets over the last several years serve as reminders of the potential advantages of a well-diversified portfolio, which may include lower volatility and better risk-adjusted returns, although no investment can guarantee a profit or protect against a loss.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Balanced Portfolio	6.15%	9.10%	6.21%
S&P 500 Index	5.49%	12.83%	5.91%
Merrill Lynch Three-Month T-Bill Index	5.00%	3.07%	3.77%
Citigroup U.S. Broad Investment Grade Index	7.22%	4.55%	6.03%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%
Citigroup High Yield Cash Pay Index	1.91%	10.68%	5.92%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	2.26%	10.75%	5.59%
Balanced Portfolio Blended Composite Benchmark	7.54%	10.38%	6.85%
Lipper Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	6.15%	9.81%	6.05%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. In the graph and chart, the Portfolio is compared against various indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent instruments. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

Balanced Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,022.10	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Portfolio

Balanced Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Domestic Common Stocks and Warrants (36.9%)	Shares/ $ Par	Value $ (000’s)

Large Cap Common Stocks (24.8%)

Consumer Discretionary (2.9%)
Abercrombie & Fitch Co. — Class A	84,500	6,757
Best Buy Co., Inc.	91,300	4,807
*Comcast Corp. — Class A	301,700	5,509
Fortune Brands, Inc.	22,200	1,606
International Game Technology	170,800	7,503
J.C. Penney Co., Inc.	91,900	4,043
Johnson Controls, Inc.	233,600	8,419
*Kohl’s Corp.	129,800	5,945
The McGraw-Hill Companies, Inc.	106,600	4,670
*MGM MIRAGE	63,500	5,335
News Corp. — Class A	415,000	8,503
NIKE, Inc. — Class B	115,800	7,439
Omnicom Group, Inc.	140,200	6,664
Starwood Hotels & Resorts Worldwide, Inc.	60,600	2,668
Target Corp.	110,100	5,505

Total		85,373

Consumer Staples (2.8%)
Altria Group, Inc.	165,200	12,486
Avon Products, Inc.	242,900	9,602
CVS Caremark Corp.	329,500	13,097
*Hansen Natural Corp.	199,200	8,823
Loews Corp. — Carolina Group	82,700	7,054
PepsiCo, Inc.	185,200	14,056
The Procter & Gamble Co.	141,100	10,360
Wal-Mart Stores, Inc.	126,800	6,027

Total		81,505

Energy (2.3%)
Baker Hughes, Inc.	81,300	6,593
Diamond Offshore Drilling, Inc.	60,900	8,648
EOG Resources, Inc.	50,700	4,525
Exxon Mobil Corp.	102,700	9,622
Halliburton Co.	91,000	3,450
Marathon Oil Corp.	83,900	5,106
*National-Oilwell Varco, Inc.	77,600	5,700
Schlumberger, Ltd.	111,200	10,939
Valero Energy Corp.	72,800	5,098
XTO Energy, Inc.	118,875	6,105

Total		65,786

Financials (1.6%)
American Express Co.	121,100	6,300
CME Group, Inc.	10,600	7,272
The Goldman Sachs Group, Inc.	42,800	9,205
Lehman Brothers Holdings, Inc.	103,000	6,740
Prudential Financial, Inc.	81,700	7,601

Large Cap Common Stocks (24.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
State Street Corp.	49,700	4,036
UBS AG	91,900	4,227

Total		45,381

Health Care (3.9%)
Abbott Laboratories	147,900	8,305
Baxter International, Inc.	137,400	7,976
*Celgene Corp.	151,100	6,982
*Genzyme Corp.	58,300	4,340
*Gilead Sciences, Inc.	271,600	12,497
*Hospira, Inc.	145,400	6,200
Johnson & Johnson	136,100	9,078
Medtronic, Inc.	57,200	2,875
Merck & Co., Inc.	209,300	12,163
Novartis AG, ADR	128,700	6,990
Shire PLC, ADR	53,400	3,682
*St. Jude Medical, Inc.	192,600	7,827
*Thermo Fisher Scientific, Inc.	172,700	9,962
UnitedHealth Group, Inc.	119,300	6,943
Wyeth	142,400	6,293

Total		112,113

Industrials (2.8%)
The Boeing Co.	74,442	6,511
Danaher Corp.	126,900	11,134
FedEx Corp.	57,600	5,136
General Electric Co.	346,000	12,826
Honeywell International, Inc.	205,300	12,640
Norfolk Southern Corp.	108,900	5,493
*Spirit Aerosystems Holdings, Inc. — Class A	154,100	5,316
Textron, Inc.	142,800	10,182
United Technologies Corp.	172,900	13,233

Total		82,471

Information Technology (6.9%)
Accenture, Ltd. — Class A	191,100	6,885
*Adobe Systems, Inc.	108,100	4,619
*Amdocs, Ltd.	104,300	3,595
*Apple, Inc.	83,400	16,520
*Autodesk, Inc.	102,100	5,080
*Broadcom Corp. — Class A	273,100	7,139
*Cisco Systems, Inc.	407,800	11,039
Corning, Inc.	364,800	8,752
*eBay, Inc.	161,600	5,364
*Electronic Arts, Inc.	126,000	7,360
*EMC Corp.	192,000	3,558
*First Solar, Inc.	2,900	775
*Google, Inc. — Class A	30,000	20,744
Hewlett-Packard Co.	266,500	13,453
Intel Corp.	571,700	15,242
International Business Machines Corp.	72,600	7,848
Maxim Integrated Products, Inc.	219,900	5,823

Large Cap Common Stocks (24.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Microsoft Corp.	632,100	22,502
*Oracle Corp.	464,900	10,497
QUALCOMM, Inc.	177,700	6,992
*Research In Motion, Ltd.	44,000	4,990
*SunPower Corp. — Class A	5,800	756
Telefonaktiebolaget LM Ericsson, ADR	208,400	4,866
Texas Instruments, Inc.	171,700	5,735

Total		200,134

Materials (1.0%)
Monsanto Co.	155,900	17,411
Praxair, Inc.	120,300	10,672

Total		28,083

Telecommunication Services (0.3%)
*American Tower Corp. — Class A	84,900	3,617
*NII Holdings, Inc.	100,300	4,846

Total		8,463

Utilities (0.3%)
Exelon Corp.	97,700	7,976

Total		7,976

Total Large Cap Common Stocks		717,285

Mid Cap Common Stocks (10.0%)

Consumer Discretionary (1.4%)
*Coach, Inc.	83,300	2,547
*Collective Brands, Inc.	127,700	2,221
*Dollar Tree Stores, Inc.	104,900	2,719
*Focus Media Holding, Ltd., ADR	97,000	5,511
*GameStop Corp. — Class A	139,700	8,677
International Game Technology	97,800	4,296
*Jack in the Box, Inc.	80,200	2,067
*Kohl’s Corp.	48,600	2,226
*O’Reilly Automotive, Inc.	55,600	1,803
Orient-Express Hotels, Ltd. — Class A	24,700	1,421
*Saks, Inc.	102,300	2,124
Starwood Hotels & Resorts Worldwide, Inc.	29,000	1,277
*Urban Outfitters, Inc.	103,100	2,811

Total		39,700

Consumer Staples (0.2%)
*Bare Escentuals, Inc.	139,100	3,373
Longs Drug Stores Corp.	55,700	2,618

Total		5,991

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Mid Cap Common Stocks (10.0%)	Shares/ $ Par	Value $ (000’s)

Energy (1.2%)
*Cameron International Corp.	162,400	7,816
Diamond Offshore Drilling, Inc.	52,300	7,427
*National-Oilwell Varco, Inc.	65,700	4,826
Range Resources Corp.	73,700	3,785
*SandRidge Energy, Inc.	54,200	1,944
Smith International, Inc.	90,300	6,669
*Southwestern Energy Co.	63,200	3,522

Total		35,989

Financials (0.9%)
Assured Guaranty, Ltd.	70,100	1,860
CME Group, Inc.	5,100	3,499
*IntercontinentalExchange, Inc.	17,500	3,369
*Investment Technology Group, Inc.	112,700	5,363
MBIA, Inc.	50,300	937
Northern Trust Corp.	28,600	2,190
SEI Investments Co.	132,200	4,253
T. Rowe Price Group, Inc.	65,300	3,975

Total		25,446

Health Care (1.6%)
*Celgene Corp.	54,900	2,537
*Charles River Laboratories International, Inc.	39,000	2,566
*DaVita, Inc.	144,700	8,154
*Express Scripts, Inc.	113,400	8,278
*Immucor, Inc.	143,524	4,878
*Intuitive Surgical, Inc.	17,100	5,549
Mentor Corp.	46,600	1,822
*Pediatrix Medical Group, Inc.	65,700	4,477
*Psychiatric Solutions, Inc.	148,200	4,817
*VCA Antech, Inc.	102,400	4,529

Total		47,607

Industrials (1.7%)
C.H. Robinson Worldwide, Inc.	82,400	4,459
*Corrections Corp. of America	155,600	4,592
Expeditors International of Washington, Inc.	61,100	2,730
*Foster Wheeler, Ltd.	15,900	2,465
Harsco Corp.	69,700	4,466
J.B. Hunt Transport Services, Inc.	89,700	2,471
Knight Transportation, Inc.	204,100	3,023
The Manitowoc Co., Inc.	91,200	4,453
*McDermott International, Inc.	38,900	2,296
*Monster Worldwide, Inc.	60,100	1,947
MSC Industrial Direct Co., Inc. — Class A	56,500	2,287
Ritchie Bros. Auctioneers, Inc.	46,600	3,854
Robert Half International, Inc.	59,800	1,617

Mid Cap Common Stocks (10.0%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Spirit AeroSystems Holdings, Inc. — Class A	119,900	4,137
*Stericycle, Inc.	60,000	3,564

Total		48,361

Information Technology (2.5%)
*Activision, Inc.	209,200	6,213
Amphenol Corp. — Class A	137,000	6,353
*Autodesk, Inc.	91,900	4,573
*Broadcom Corp. — Class A	62,500	1,634
*Citrix Systems, Inc.	107,200	4,075
*Cognizant Technology Solutions Corp. — Class A	84,200	2,858
*Digital River, Inc.	68,700	2,272
FactSet Research Systems, Inc.	74,000	4,122
*Foundry Networks, Inc.	200,900	3,520
Global Payments, Inc.	67,500	3,140
Harris Corp.	38,900	2,438
KLA-Tencor Corp.	40,400	1,946
*MEMC Electronic Materials, Inc.	32,900	2,911
*Mettler-Toledo International, Inc.	34,800	3,960
Microchip Technology, Inc.	154,800	4,864
*Network Appliance, Inc.	93,800	2,341
*NeuStar, Inc. — Class A	101,200	2,902
*NVIDIA Corp.	121,800	4,144
*ValueClick, Inc.	205,500	4,500
*VeriFone Holdings, Inc.	119,800	2,785

Total		71,551

Materials (0.4%)
*Owens-Illinois, Inc.	106,700	5,282
Praxair, Inc.	67,800	6,015

Total		11,297

Other Holdings (0.1%)
SPDR Metals & Mining ETF	44,700	3,090

Total		3,090

Total Mid Cap Common Stocks		289,032

Small Cap Common Stocks (2.1%)

Consumer Discretionary (0.2%)
*American Public Education, Inc.	4,200	175
*Capella Education Co.	17,100	1,119
*Deckers Outdoor Corp.	2,500	388
*Global Sources, Ltd.	14,190	400
*LIFE TIME FITNESS, Inc.	16,800	835
*LKQ Corp.	41,000	862
*New Oriental Education & Technology Group, Inc.	7,900	637
*Pinnacle Entertainment, Inc.	29,400	693
Sotheby’s	7,500	286
*The9 Ltd., ADR	16,200	345
*Ulta Salon, Cosmetics & Fragrance, Inc.	8,700	149

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
*Zumiez, Inc.	12,000	292

Total		6,181

Consumer Staples (0.1%)
*Central European Distribution Corp.	18,400	1,069
UAP Holding Corp.	27,000	1,042

Total		2,111

Energy (0.2%)
*Arena Resources, Inc.	12,800	534
*Dril-Quip, Inc.	13,500	751
*Oceaneering International, Inc.	13,500	909
*T-3 Energy Services, Inc.	20,286	954
*Tesco Corp.	17,900	513
*W-H Energy Services, Inc.	7,400	416
*Willbros Group, Inc.	10,800	414

Total		4,491

Financials (0.1%)
CoBiz Financial, Inc.	20,400	303
*Encore Bancshares, Inc.	17,200	344
*FCStone Group, Inc.	19,400	893
*Global Cash Access Holdings, Inc.	57,100	346
Greenhill & Co., Inc.	7,900	525
*KBW, Inc.	28,200	722
optionsXpress Holdings, Inc.	34,000	1,150

Total		4,283

Health Care (0.4%)
*Adams Respiratory Therapeutics, Inc.	14,800	884
*AspenBio Pharma, Inc.	18,500	161
*BioMarin Pharmaceutical, Inc.	10,300	365
*Cepheid, Inc.	38,300	1,009
*Genoptix, Inc.	10,755	330
*Hologic, Inc.	9,300	638
*ICON PLC, ADR	6,100	377
*Masimo Corp.	19,545	771
Meridian Bioscience, Inc.	26,650	802
*NuVasive, Inc.	19,900	786
*Obagi Medical Products, Inc.	44,300	810
*Pediatrix Medical Group, Inc.	16,300	1,111
*Phase Forward, Inc.	27,514	598
*Providence Service Corp.	24,000	675
*Psychiatric Solutions, Inc.	18,500	601
*The Spectranetics Corp.	24,300	373
*Thoratec Corp.	31,100	566
*TomoTherapy, Inc.	15,500	303
*Trans1, Inc.	15,780	260

Total		11,420

Industrials (0.3%)
*The Advisory Board Co.	15,400	989
*Astronics Corp.	8,615	366
*Axsys Technologies, Inc.	17,498	641
Bucyrus International, Inc. — Class A	8,200	815

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Corrections Corp. of America	21,200	626
*Huron Consulting Group, Inc.	8,400	677
Kaydon Corp.	6,600	360
Knight Transportation, Inc.	69,100	1,023
*Marlin Business Services Corp.	38,600	466
*Team, Inc.	26,456	968
*TransDigm Group, Inc.	7,900	357
*VistaPrint, Ltd.	8,100	347

Total		7,635

Information Technology (0.6%)
*Advanced Energy Industries, Inc.	22,700	297
*Aruba Networks, Inc.	38,900	580
*Bankrate, Inc.	7,819	376
*Bidz.com, Inc.	10,541	95
*Blackboard, Inc.	11,100	447
*comScore, Inc.	20,023	653
*Comtech Group, Inc.	39,700	640
*Cymer, Inc.	7,300	284
*DealerTrack Holdings, Inc.	9,000	301
*Digital River, Inc.	8,000	265
*Double-Take Software, Inc.	12,500	272
*IHS, Inc. — Class A	14,700	890
*Insight Enterprises, Inc.	47,900	874
*Interactive Intelligence, Inc.	17,202	453
*JA Solar Holdings Co., Ltd.	8,400	586

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Limelight Networks, Inc.	53,206	367
*Macrovision Corp.	43,400	796
*Mellanox Technologies, Ltd.	28,400	517
*MEMSIC, Inc.	19,500	198
*Netlogic Microsystems, Inc.	21,800	702
*Omniture, Inc.	12,500	416
*Polycom, Inc.	10,600	294
*RF Micro Devices, Inc.	53,000	303
*Riverbed Technology, Inc.	26,200	701
*Rubicon Technology, Inc.	4,765	113
*SiRF Technology Holdings, Inc.	32,800	824
*Sohu.com, Inc.	21,100	1,150
*SonicWALL, Inc.	73,300	786
*Switch and Data Facilities Co.	71,300	1,142
*Synaptics, Inc.	6,700	276
*Synchronoss Technologies, Inc.	22,800	808
*Taleo Corp. — Class A	18,600	554
*TechTarget	23,336	345
*Tessera Technologies, Inc.	13,100	545
*The Ultimate Software Group, Inc.	21,100	664
*ValueClick, Inc.	24,770	542
*VanceInfo Technologies, Inc., ADR	15,600	140

Total		19,196

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Materials (0.1%)
Airgas, Inc.	15,000	782
*Haynes International, Inc.	7,400	514
Silgan Holdings, Inc.	13,700	712

Total		2,008

Other Holdings (0.0%)
SPDR Metals & Mining ETF	10,300	712

Total		712

Telecommunication Services (0.1%)
*Centennial Communications Corp.	65,200	606
*Glu Mobile, Inc.	57,500	300
*PAETEC Holding Corp.	59,000	575

Total		1,481

Utilities (0.0%)
ITC Holdings Corp.	11,500	649

Total		649

Total Small Cap Common Stocks		60,167

Total Domestic Common Stocks and Warrants (Cost: $839,356)		1,066,484

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (1.1%)
Adidas AG	Germany	39,925	2,965
*Central European Media Enterprises, Ltd.	Czech Republic	31,215	3,620
*China Dongxiang Group Co.	China	582,000	433
Compagnie Financiere Richemont SA	Switzerland	42,240	2,896
Esprit Holdings, Ltd.	Hong Kong	148,600	2,211
*Focus Media Holding, Ltd., ADR	China	67,600	3,840
Hugo Boss AG	Germany	3,126	178
Industria de Diseno Textil SA	Spain	41,060	2,518
Makita Corp.	Japan	70,400	2,992
Rational AG	Germany	4,555	931
Resorts World Berhad	Malaysia	795,100	933
Suzuki Motor Corp.	Japan	107,500	3,249
Swatch Group AG	Switzerland	7,450	2,243
Voltas, Ltd.	India	238,723	1,493

Total			30,502

Consumer Staples (1.4%)
*Barry Callebaut AG	Switzerland	1,140	865
Carrefour SA	France	37,050	2,881
Coca-Cola Hellenic Bottling Co. SA	Greece	106,020	4,580
Heineken NV	Netherlands	63,445	4,094
Japan Tobacco, Inc.	Japan	544	3,259
Kerry Group PLC	Ireland	64,165	2,032
Nestle SA	Switzerland	7,790	3,571

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Reckitt Benckiser Group PLC	United Kingdom	83,210	4,817
*Shinsegae Co., Ltd.	South Korea	3,498	2,713
Shoppers Drug Mart Corp.	Canada	24,430	1,310
Tesco PLC	United Kingdom	482,335	4,574
Unilever NV	Netherlands	126,190	4,632
Woolworths, Ltd.	Australia	125,095	3,724

Total			43,052

Energy (0.8%)
*Artumas Group, Inc.	Norway	96,100	589
China Coal Energy Co.	China	686,000	2,156
Expro International Group PLC	United Kingdom	161,170	3,308
Nexen, Inc.	Canada	92,805	2,998
Petroleo Brasileiro SA, ADR	Brazil	23,000	2,651
Reliance Industries, Ltd.	India	65,907	4,821
Saipem SPA	Italy	114,210	4,572
Suncor Energy, Inc.	Canada	6,336	688

Total			21,783

Financials (1.6%)
Admiral Group PLC	United Kingdom	136,755	2,989
Anglo Irish Bank Corp. PLC	Ireland	159,275	2,562
Banco Espirito Santo SA	Portugal	135,115	2,958
Banco Santander SA	Spain	156,005	3,367
*Bovespa Holding SA	Brazil	3,015	58
DLF, Ltd.	India	54,036	1,473
Hopson Development Holdings, Ltd.	Hong Kong	700,000	1,935

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Housing Development Finance Corp., Ltd.	India	68,329	4,989
Hypo Real Estate Holding AG	Germany	41,005	2,160
Julius Baer Holding AG	Switzerland	39,330	3,248
Manulife Financial Corp.	Canada	96,480	3,932
Marfin Popular Bank Public Co., Ltd.	Greece	61,020	810
Piraeus Bank SA	Greece	99,740	3,886
Prudential PLC	United Kingdom	193,350	2,735
PT Bank Rakyat Indonesia	Indonesia	2,803,500	2,209
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	6,275	1,696
Sun Hung Kai Properties, Ltd.	Hong Kong	65,000	1,381
*TAG Tegernsee Immobilien und Beteiligungs AG	Germany	110,467	1,054
The Toronto-Dominion Bank	Canada	29,400	2,057
UniCredito Italiano SPA	Italy	335,670	2,783

Total			48,282

Health Care (0.7%)
CSL, Ltd.	Australia	126,060	4,015
Daiichi Sankyo Co., Ltd.	Japan	116,500	3,594
Getinge AB	Sweden	95,200	2,547
Terumo Corp.	Japan	62,000	3,269
Teva Pharmaceutical Industries, Ltd., ADR	Israel	85,660	3,981
*William Demant Holding A/S	Denmark	26,985	2,498

Total			19,904

Industrials (2.0%)
ABB, Ltd., ADR	Switzerland	173,670	5,001
Alstom	France	18,750	4,022
Atlas Copco AB	Sweden	139,590	2,083
BAE Systems PLC	United Kingdom	411,920	4,076
Bharat Heavy Electricals, Ltd.	India	45,632	2,999
China Communications Construction Co., Ltd.	China	981,000	2,573
Companhia de Concessoes Rodoviarias	Brazil	101,360	1,566
Cosco Corp. Singapore, Ltd.	Singapore	564,000	2,262
Far Eastern Textile, Ltd.	Taiwan	2,035,000	2,388
FLSmidth & Co. A/S	Denmark	32,250	3,295
Gamuda Berhad	Malaysia	705,700	1,029
IVRCL Infrastructures and Projects, Ltd.	India	224,075	3,161
Keppel Corp., Ltd.	Singapore	287,000	2,588
Komatsu, Ltd.	Japan	56,400	1,538
Kuehne & Nagel International AG	Switzerland	36,895	3,532
*LG Corp.	South Korea	35,949	2,684
*Morphic Technologies AB	Sweden	242,200	742
SembCorp Marine, Ltd.	Singapore	926,600	2,597
Siemens AG	Germany	25,810	4,084
*SK Holdings Co., Ltd.	South Korea	7,750	1,639
*Vestas Wind Systems A/S	Denmark	31,700	3,419
Vinci SA	France	38,315	2,832

Total			60,110

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology (0.9%)
*Autonomy Corp. PLC	United Kingdom	233,780	4,106
EVS Broadcast Equipment SA	Belgium	18,555	2,156
*Gresham Computing PLC	United Kingdom	203,462	224
Kontron AG	Germany	130,655	2,616
*LG.Philips LCD Co., Ltd.	South Korea	53,900	2,850
Nippon Electric Glass Co., Ltd.	Japan	157,000	2,571
Redecard SA	Brazil	75,230	1,217
*Temenos Group AG	Switzerland	107,740	2,657
United Internet AG	Germany	84,765	2,060
VTech Holdings, Ltd.	Hong Kong	206,000	1,480
Wistron Corp.	Taiwan	1,763,000	3,278

Total			25,215

Materials (1.1%)
Anglo American PLC	United Kingdom	51,874	3,174
BHP Billiton, Ltd.	Australia	110,635	3,890
Companhia Vale do Rio Doce, ADR	Brazil	132,300	4,322
Imperial Chemical Industries PLC	United Kingdom	203,900	2,702
*Intex Resources ASA	Norway	404,600	654
K+S AG	Germany	22,400	5,320
Lee & Man Paper Manufacturing, Ltd.	Hong Kong	628,800	2,762
Potash Corp. of Saskatchewan, Inc.	Canada	38,260	5,509
Syngenta AG	Switzerland	14,755	3,756

Total			32,089

Other Holdings (0.1%)
Nikkei 225 ETF	Japan	12,770	1,767

Total			1,767

Telecommunications (0.6%)
*Bharti Airtel, Ltd.	India	82,210	2,079
China Mobile, Ltd.	Hong Kong	282,500	4,996
Telefonica SA	Spain	85,015	2,756
*Telenor ASA	Norway	143,500	3,426
Vodafone Group PLC	United Kingdom	742,545	2,756

Total			16,013

Utilities (0.4%)
CEZ	Czech Republic	68,745	5,150
PT Perusahaan Gas Negara	Indonesia	2,245,500	3,670
Veolia Environnement	France	38,040	3,467

Total			12,287

Total Foreign Common Stocks (Cost: $281,637)			311,004

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.9%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	2,565,000	2,583
Boeing Capital Corp., 4.75%, 8/25/08	3,359,000	3,370
General Dynamics Corp., 3.00%, 5/15/08	6,398,000	6,362
General Dynamics Corp., 4.25%, 5/15/13	1,280,000	1,255
L-3 Communications Corp., 6.375%, 10/15/15	4,235,000	4,171
L-3 Communications Corp., 7.625%, 6/15/12	850,000	870
Lockheed Martin Corp., 6.15%, 9/1/36	1,720,000	1,779
Raytheon Co., 5.50%, 11/15/12	4,584,000	4,773

Total		25,163

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	2,590,000	2,601
DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	315,000	397

Total		2,998

Banking (1.5%)
Bank of America Corp., 5.42%, 3/15/17	515,000	498
Bank of America Corp., 5.625%, 10/14/16	1,610,000	1,619
Bank of America Corp., 5.75%, 12/1/17	470,000	471
Bank of New York Mellon Corp., 4.95%, 11/1/12	930,000	930
Bank One Corp., 5.25%, 1/30/13	4,480,000	4,468
Barclays Bank PLC, 5.926%, 12/15/16 144A	1,705,000	1,586
BB&T Corp., 4.90%, 6/30/17	470,000	434
BNP Paribas, 5.186%, 6/29/15 144A	200,000	182
BNP Paribas, 7.195%, 6/25/37 144A	300,000	296
Citigroup, Inc., 5.125%, 5/5/14	1,985,000	1,937
Citigroup, Inc., 6.125%, 11/21/17	1,210,000	1,243
Citigroup, Inc., 8.30%, 12/21/57	295,000	308
Credit Agricole SA/London, 6.637%, 5/31/17 144A	735,000	682

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Credit Suisse Guernsey, Ltd., 5.86%, 5/15/49	210,000	188
Deutsche Bank AG London, 5.375%, 10/12/12	910,000	932
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	1,080,000	982
JPMorgan Chase Bank NA, 5.875%, 6/13/16	2,055,000	2,071
M&I Marshall & Ilsley Bank, 5.15%, 2/22/12	2,480,000	2,439
Mellon Bank NA, 5.45%, 4/1/16	1,640,000	1,608
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	4,208,000	4,273
Northern Trust Corp., 5.30%, 8/29/11	795,000	811
PNC Funding Corp., 5.625%, 2/1/17	650,000	633
Royal Bank of Scotland Group PLC, 6.99%, 10/5/17 144A	305,000	304
State Street Bank and Trust Co., 5.30%, 1/15/16	1,780,000	1,731
UnionBanCal Corp., 5.25%, 12/16/13	810,000	784
US Bank NA, 4.80%, 4/15/15	2,680,000	2,573
Wachovia Bank NA/Charlotte NC, 5.60%, 3/15/16	250,000	245
Wachovia Bank NA/Charlotte NC, 6.60%, 1/15/38	685,000	688
Wachovia Bank NA/Charlotte NC, 6.00%, 11/15/17	255,000	257
Wachovia Corp., 5.35%, 3/15/11	3,080,000	3,119
Washington Mutual Bank, 5.95%, 5/20/13	1,690,000	1,502
Wells Fargo Bank NA, 5.75%, 5/16/16	90,000	91
Zions Bancorporation, 5.50%, 11/16/15	2,290,000	2,148

Total		42,033

Beverage/Bottling (0.3%)
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	255,000	250
Anheuser-Busch Companies, Inc., 5.95%, 1/15/33	155,000	157

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling continued
Bottling Group LLC, 4.625%, 11/15/12	430,000	431
Bottling Group LLC, 5.50%, 4/1/16	1,120,000	1,141
The Coca-Cola Co., 5.35%, 11/15/17	1,615,000	1,654
Constellation Brands, Inc., 7.25%, 9/1/16	1,570,000	1,472
Diageo Capital PLC, 4.375%, 5/3/10	1,578,000	1,574
PepsiCo, Inc., 4.65%, 2/15/13	540,000	544
PepsiCo, Inc., 5.15%, 5/15/12	105,000	109
SABMiller PLC, 6.20%, 7/1/11 144A	2,595,000	2,714

Total		10,046

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	810,000	792

Total		792

Cable/Media/Broadcasting/Satellite (0.9%)
CBS Corp., 6.625%, 5/15/11	460,000	477
Clear Channel Communications, Inc., 6.25%, 3/15/11	3,275,000	2,964
Comcast Corp., 5.875%, 2/15/18	1,130,000	1,127
Comcast Corp., 6.30%, 11/15/17	1,810,000	1,878
Comcast Corp., 6.95%, 8/15/37	245,000	264
Cox Communications, Inc., 4.625%, 1/15/10	1,390,000	1,379
Historic TW, Inc., 6.625%, 5/15/29	325,000	320
News America, Inc., 6.15%, 3/1/37	110,000	106
News America, Inc., 6.40%, 12/15/35	640,000	647
News America, Inc., 6.65%, 11/15/37 144A	800,000	825
Rogers Cable, Inc., 5.50%, 3/15/14	4,850,000	4,779
Rogers Cable, Inc., 6.25%, 6/15/13	200,000	205
TCI Communications, Inc., 8.75%, 8/1/15	1,030,000	1,198
Time Warner Cable, Inc., 5.40%, 7/2/12	1,310,000	1,313
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	5,435,000	5,508
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	1,650,000	1,944

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Viacom, Inc., 5.75%, 4/30/11	1,080,000	1,094

Total		26,028

Conglomerate/Diversified Manufacturing (0.1%)
General Electric Co., 5.00%, 2/1/13	1,000,000	1,013
United Technologies Corp., 6.35%, 3/1/11	1,120,000	1,192

Total		2,205

Consumer Products (0.3%)
The Clorox Co., 4.20%, 1/15/10	3,365,000	3,326
Fortune Brands, Inc., 5.375%, 1/15/16	885,000	843
The Gillette Co., 2.50%, 6/1/08	5,000,000	4,955
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	649

Total		9,773

Electric Utilities (2.6%)
(n)Bruce Mansfield Unit, 6.85%, 6/1/34	510,000	514
Carolina Power & Light, Inc., 5.15%, 4/1/15	420,000	417
Carolina Power & Light, Inc., 6.50%, 7/15/12	415,000	442
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	260,000	262
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	270,000	295
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	142
CMS Energy Corp., 6.875%, 12/15/15	1,270,000	1,285
Consolidated Edison Co. of New York, 5.375%, 12/15/15	560,000	558
Consolidated Edison Co. of New York, 5.50%, 9/15/16	605,000	608
Consolidated Edison Co. of New York, 6.30%, 8/15/37	410,000	424
Consumers Energy Co., 4.80%, 2/17/09	6,580,000	6,564
DTE Energy Co., 7.05%, 6/1/11	7,520,000	7,985
Duke Energy Corp., 6.45%, 10/15/32	1,675,000	1,747

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,000,000	962
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	970
Exelon Generation Co. LLC, 6.20%, 10/1/17	300,000	298
Florida Power & Light Co., 5.55%, 11/1/17	525,000	536
Florida Power & Light Co., 5.625%, 4/1/34	1,065,000	1,031
Florida Power Corp., 4.50%, 6/1/10	3,636,000	3,660
FPL Group Capital, Inc., 5.551%, 2/16/08	4,245,000	4,246
Indiana Michigan Power, 5.05%, 11/15/14	2,660,000	2,550
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	1,233,425	1,236
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	1,185,000	1,207
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	260,000	252
Monongahela Power Co., 5.70%, 3/15/17 144A	860,000	849
Nevada Power Co., 5.875%, 1/15/15	1,830,000	1,819
Nevada Power Co., 6.50%, 5/15/18	1,560,000	1,597
Northern States Power Co., 5.25%, 10/1/18	270,000	266
Oncor Electric Delivery Co., 6.375%, 1/15/15	1,340,000	1,372
Oncor Electric Delivery Co., 7.00%, 9/1/22	880,000	912
Pacific Gas & Electric Co., 5.80%, 3/1/37	255,000	246
Pacific Gas & Electric Co., 6.05%, 3/1/34	415,000	414
PacifiCorp, 5.45%, 9/15/13	4,040,000	4,076
PacifiCorp, 5.75%, 4/1/37	840,000	810
PPL Electric Utilities Corp., 4.30%, 6/1/13	2,475,000	2,328
PPL Electric Utilities Corp., 6.25%, 8/15/09	215,000	220

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
PPL Energy Supply LLC, 6.00%, 12/15/36	425,000	389
Progress Energy, Inc., 6.85%, 4/15/12	1,155,000	1,236
Public Service Co. of Colorado, 5.50%, 4/1/14	1,320,000	1,331
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,491
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,600,000	1,542
Puget Sound Energy, Inc., 3.363%, 6/1/08	2,465,000	2,445
Puget Sound Energy, Inc., 6.274%, 3/15/37	1,125,000	1,104
San Diego Gas & Electric Co., 5.30%, 11/15/15	250,000	250
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	204
Sierra Pacific Power Co., 6.75%, 7/1/37	525,000	543
Southern California Edison Co., 5.00%, 1/15/16	2,055,000	2,008
Southern California Edison Co., 5.55%, 1/15/37	320,000	302
Southern California Edison Co., 5.625%, 2/1/36	85,000	81
Tampa Electric Co., 6.15%, 5/15/37	385,000	377
Tampa Electric Co., 6.55%, 5/15/36	520,000	535
Toledo Edison Co. 6.15%, 5/15/37	1,265,000	1,179
Union Electric Co., 6.40%, 6/15/17	180,000	189
Virginia Electric & Power Co., 5.25%, 12/15/15	3,790,000	3,745
Xcel Energy, Inc., 6.50%, 7/1/36	780,000	774

Total		72,825

Electronics (0.0%)
Cisco Systems, Inc., 5.50%, 2/22/16	280,000	285
International Business Machines Corp., 5.70% 9/14/17	835,000	863

Total		1,148

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Financials (0.7%)
CDX North America High Yield, 7.625%, 6/29/12	20,000,000	19,375

Total		19,375

Food Processors (0.4%)
Delhaize Group, 6.50%, 6/15/17	770,000	788
General Mills, Inc., 5.70%, 2/15/17	970,000	958
Kellogg Co., 6.60%, 4/1/11	4,675,000	4,953
Kraft Foods, Inc., 6.25%, 6/1/12	4,020,000	4,176
Kraft Foods, Inc., 6.50%, 8/11/17	430,000	445
Kraft Foods, Inc., 6.875%, 2/1/38	500,000	519
Smithfield Foods, Inc., 7.75%, 5/15/13	1,025,000	1,010

Total		12,849

Gaming/Lodging/Leisure (0.2%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	590,000	400
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,555,000	1,533
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	2,830,000	2,780

Total		4,713

Gas Pipelines (0.2%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	2,050,000	1,971
El Paso Corp., 7.00%, 6/15/17	515,000	516
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,800,000	1,915
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	2,440,000	2,411
Southern Natural Gas Co., 5.90%, 4/1/17 144A	200,000	197
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	200,000	218

Total		7,228

Independent Finance (0.4%)
General Electric Capital Corp., 5.375%, 10/20/16	1,000,000	1,013
General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	2,135,000	1,791

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Independent Finance continued
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	330,000	308
HSBC Finance Corp., 4.125%, 11/16/09	4,400,000	4,349
International Lease Finance Corp., 4.75%, 1/13/12	2,190,000	2,160
iStar Financial, Inc., 5.15%, 3/1/12	1,900,000	1,642
Morgan Stanley, 5.95%, 12/28/17	524,000	524

Total		11,787

Industrials — Other (0.1%)
Centex Corp., 5.45%, 8/15/12	765,000	673
Centex Corp., 7.875%, 2/1/11	335,000	328
DR Horton, Inc., 5.375%, 6/15/12	540,000	468
DR Horton, Inc., 7.875%, 8/15/11	160,000	152
KB Home, 7.75%, 2/1/10	1,600,000	1,480
Lennar Corp., 5.95%, 10/17/11	1,125,000	947

Total		4,048

Information/Data Technology (0.1%)
Fiserv, Inc., 6.125%, 11/20/12	1,075,000	1,094
Fiserv, Inc., 6.80%, 11/20/17	1,075,000	1,100
International Business Machines Corp., 5.875%, 11/29/32	200,000	202
Seagate Technology HDD Holdings, 6.80%, 10/1/16	715,000	697
Siemens Financieringsmaatschappij N.V., 5.75%, 10/17/16 144A	645,000	658

Total		3,751

Life Insurance (0.0%)
Prudential Financial, Inc., 5.70%, 12/14/36	450,000	399

Total		399

Machinery (0.1%)
Case Corp., 7.25%, 1/15/16	2,525,000	2,525
John Deere Capital Corp., 4.50%, 8/25/08	1,325,000	1,321

Total		3,846

Metals/Mining (0.1%)
Alcoa, Inc., 5.55%, 2/1/17	1,000,000	970

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Metals/Mining continued
Alcoa, Inc., 5.72%, 2/23/19	630,000	619
Alcoa, Inc., 5.90%, 2/1/27	1,035,000	978

Total		2,567

Mortgage Banking (0.1%)
Countrywide Financial Corp., 5.80%, 6/7/12	730,000	533
Countrywide Home Loans, Inc., 4.125%, 9/15/09	235,000	172
Residential Capital LLC, 6.00%, 2/22/11	2,285,000	1,423

Total		2,128

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14	785,000	769

Total		769

Oil & Gas Field Machines and Services (0.0%)
Pride International, Inc., 7.375%, 7/15/14	805,000	827

Total		827

Oil and Gas (0.8%)
Anadarko Finance Co., 7.50%, 5/1/31	1,040,000	1,169
Anadarko Petroleum Corp., 6.45%, 9/15/36	180,000	183
Apache Corp., 6.00%, 1/15/37	245,000	243
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	400,000	398
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	400,000	391
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	341
ConocoPhillips Canada Funding Co., 5.30%, 4/15/12	1,390,000	1,427
Devon Energy Corp., 7.95%, 4/15/32	250,000	306
Devon Financing Corp. ULC, 6.875%, 9/30/11	3,040,000	3,255
EnCana Corp., 6.50%, 2/1/38	495,000	512
EnCana Corp., 6.625%, 8/15/37	70,000	73
EnCana Holdings Finance Corp., 5.80%, 5/1/14	1,075,000	1,102

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Hess Corp., 7.125%, 3/15/33	355,000	391
Marathon Oil Corp., 6.60%, 10/1/37	140,000	146
Nexen, Inc., 5.875%, 3/10/35	1,955,000	1,842
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	245,000	258
Petro-Canada, 5.95%, 5/15/35	995,000	960
Pioneer Natural Resource, 6.875%, 5/1/18	1,840,000	1,779
Suncor Energy, Inc., 6.50%, 6/15/38	415,000	444
Sunoco, Inc., 5.75%, 1/15/17	825,000	820
Talisman Energy, Inc., 5.85%, 2/1/37	910,000	851
Tesoro Corp., 6.25%, 11/1/12	2,070,000	2,070
Tesoro Corp., 6.50%, 6/1/17	2,615,000	2,588
Valero Energy Corp., 6.125%, 6/15/17	260,000	264
Valero Energy Corp., 6.625%, 6/15/37	625,000	629
XTO Energy, Inc., 5.30%, 6/30/15	260,000	259
XTO Energy, Inc., 6.75%, 8/1/37	200,000	215

Total		22,916

Other Finance (0.2%)
American General Finance Corp., 6.90%, 12/17/07	565,000	566
Capmark Financial Group, 6.30%, 5/10/17 144A	320,000	239
Eaton Vance Corp., 6.50%, 10/2/17	100,000	105
Prudential Financial, Inc., 6.625%, 12/1/37	550,000	555
SLM Corp., 5.375%, 1/15/13	80,000	72
SLM Corp., 5.375%, 5/15/14	520,000	462
SLM Corp., 5.45%, 4/25/11	4,560,000	4,195

Total		6,194

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	855,000	842

Total		842

Paper and Forest Products (0.0%)
Weyerhaeuser Co., 6.875%, 12/15/33	130,000	122

Total		122

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals (0.2%)
Abbott Laboratories, 3.75%, 3/15/11	3,750,000	3,677
Bristol-Myers Squibb Co., 5.875%, 11/15/36	65,000	65
Wyeth, 5.95%, 4/1/37	685,000	687

Total		4,429

Property and Casualty Insurance (0.2%)
Berkley (WR) Corp., 9.875%, 5/15/08	4,310,000	4,377
The Progressive Corp., 6.70%, 6/15/37	315,000	292
The Travelers Companies, Inc., 6.25%, 6/15/37	435,000	421

Total		5,090

Railroads (0.7%)
Burlington North Santa Fe, 6.125%, 3/15/09	5,600,000	5,675
Burlington North Santa Fe, 6.15%, 5/1/37	415,000	403
Canadian National Railway Co., 5.85%, 11/15/17	140,000	142
Canadian Pacific Railroad Co., 5.95%, 5/15/37	370,000	334
CSX Corp., 5.60%, 5/1/17	325,000	313
CSX Corp., 6.25%, 3/15/18	660,000	663
Norfolk Southern Corp., 6.20%, 4/15/09	1,390,000	1,419
Union Pacific Corp., 3.875%, 2/15/09	5,600,000	5,552
Union Pacific Corp., 5.65%, 5/1/17	625,000	617
Union Pacific Corp., 5.75%, 11/15/17	420,000	418
Union Pacific Corp., 6.65%, 1/15/11	1,390,000	1,445
Union Pacific Corp., 7.375%, 9/15/09	2,750,000	2,899

Total		19,880

Real Estate Investment Trusts (0.8%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	500,000	499
BRE Properties, Inc., 5.50%, 3/15/17	420,000	409
Colonial Realty LP, 6.05%, 9/1/16	360,000	334
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,535,000	1,492

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
Duke Realty LP, 5.95%, 2/15/17	835,000	808
ERP Operating LP, 5.25%, 9/15/14	1,950,000	1,858
ERP Operating LP, 5.75%, 6/15/17	515,000	490
First Industrial LP, 5.25%, 6/15/09	1,925,000	1,933
HCP, Inc., 6.70%, 1/30/18	200,000	195
Health Care Property Investors, Inc., 6.00%, 1/30/17	400,000	377
HRPT Properties Trust, 5.75%, 11/1/15	1,225,000	1,147
ProLogis, 5.50%, 3/1/13	2,000,000	1,976
ProLogis, 5.75%, 4/1/16	1,190,000	1,117
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	3,640,000	3,382
Simon Property Group LP, 5.375%, 6/1/11	3,555,000	3,511
Simon Property Group LP, 5.60%, 9/1/11	890,000	893
Simon Property Group LP, 6.10%, 5/1/16	1,560,000	1,542

Total		21,963

Restaurants (0.1%)
Darden Restaurants, Inc., 6.20%, 10/15/17	140,000	140
Darden Restaurants, Inc., 6.80%, 10/15/37	635,000	635
Yum! Brands, Inc., 6.875%, 11/15/37	800,000	797

Total		1,572

Retail Food and Drug (0.1%)
CVS/Caremark Corp., 4.875%, 9/15/14	985,000	950
CVS/Caremark Corp., 6.125%, 8/15/16	890,000	914
CVS/Caremark Corp., 6.25%, 6/1/27	715,000	717
The Kroger Co., 6.40%, 8/15/17	175,000	183
The Kroger Co., 6.80%, 12/15/18	90,000	96
The Kroger Co., 7.00%, 5/1/18	375,000	404
Tesco PLC, 6.15%, 11/15/37 144A	650,000	635

Total		3,899

Retail Stores (0.6%)
Costco Wholesale Corp., 5.30%, 3/15/12	195,000	200

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Federated Retail Holdings, Inc., 5.35%, 3/15/12	645,000	628
The Home Depot, Inc., 5.875%, 12/16/36	4,005,000	3,380
JC Penney Corp., Inc., 5.75%, 2/15/18	130,000	122
JC Penney Corp., Inc., 6.375%, 10/15/36	260,000	232
JC Penney Corp., Inc., 6.875%, 10/15/15	515,000	529
JC Penney Corp., Inc., 7.95%, 4/1/17	610,000	660
Kohl’s Corp., 6.25%, 12/15/17	900,000	904
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	3,785,000	3,814
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	120,000	113
May Department Stores Co., 6.65%, 7/15/24	90,000	83
Nordstrom, Inc., 7.00%, 1/15/38	265,000	273
Target Corp., 5.375%, 5/1/17	595,000	582
Target Corp., 5.40%, 10/1/08	5,605,000	5,627
Target Corp., 6.50%, 10/15/37	555,000	558
Wal-Mart Stores, Inc., 5.875%, 4/5/27	790,000	777

Total		18,482

Security Brokers and Dealers (0.5%)
The Goldman Sachs Group, Inc., 5.15%, 1/15/14	3,660,000	3,623
The Goldman Sachs Group, Inc., 5.75%, 10/1/16	1,170,000	1,188
Lehman Brothers Holdings, Inc., 4.80%, 3/13/14	320,000	298
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	1,255,000	1,206
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	1,010,000	977
Lehman Brothers Holdings, Inc., 6.875%, 7/17/37	215,000	210
Lehman Brothers Holdings, Inc., 7.00%, 9/27/27	1,025,000	1,040
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	375,000	345

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	3,775,000	3,835
Morgan Stanley, 6.25%, 8/9/26	1,035,000	1,010

Total		13,732

Telecommunications (1.0%)
AT&T, Inc., 6.30%, 1/15/38	2,500,000	2,540
AT&T Corp., 8.00%, 11/15/31	2,380,000	2,923
British Telecom PLC, 8.625%, 12/15/30	620,000	821
Cingular Wireless LLC, 7.125%, 12/15/31	2,740,000	3,024
Deutsche Telekom International Finance, 5.75%, 3/23/16	665,000	666
Embarq Corp., 6.738%, 6/1/13	835,000	864
Embarq Corp., 7.082%, 6/1/16	1,940,000	1,999
Embarq Corp., 7.995%, 6/1/36	230,000	242
France Telecom SA, 8.50%, 3/1/31	975,000	1,264
Rogers Wireless, Inc., 6.375%, 3/1/14	875,000	901
Sprint Capital Corp., 6.90%, 5/1/19	645,000	641
Sprint Capital Corp., 8.375%, 3/15/12	2,830,000	3,065
Sprint Capital Corp., 8.75%, 3/15/32	470,000	530
Telecom Italia Capital, 4.00%, 1/15/10	3,360,000	3,290
Telecom Italia Capital, 6.20%, 7/18/11	1,620,000	1,665
Verizon Global Funding Corp., 5.85%, 9/15/35	1,425,000	1,394
Vodafone Group PLC, 5.50%, 6/15/11	2,820,000	2,850

Total		28,679

Tobacco (0.1%)
Reynolds America, Inc., 6.75%, 6/15/17	215,000	219
Reynolds America, Inc., 7.25%, 6/15/37	215,000	217
Reynolds America, Inc., 7.625%, 6/1/16	2,175,000	2,312

Total		2,748

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.25%, 1/15/11	1,390,000	1,393
Johnson Controls, Inc., 5.50%, 1/15/16	845,000	833
Johnson Controls, Inc., 6.00%, 1/15/36	520,000	496

Total		2,722

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign (0.1%)
United Mexican States, 5.625%, 1/15/17	2,050,000	2,078

Total		2,078

Total Investment Grade Segment (Cost: $428,278)		422,646

Governments (8.6%)

Governments (8.6%)
Aid-Israel, 0.00%, 11/15/22	11,600,000	5,599
Aid-Israel, 0.00%, 11/15/23	11,500,000	5,292
Aid-Israel, 5.50%, 4/26/24	9,840,000	10,608
Housing & Urban Development, 6.17%, 8/1/14	14,981,000	16,181
(f)Japan Government, 0.70%, 10/15/08	826,600,000	7,417
Overseas Private Investment, 4.10%, 11/15/14	3,036,800	3,077
(e)Tennessee Valley Authority Stripped, 0.00%, 4/15/42	6,100,000	5,291
US Treasury, 3.125%, 11/30/09	58,585,000	58,649
(g)US Treasury, 3.375%, 11/30/12	71,400,000	71,160
US Treasury, 4.00%, 8/31/09	3,686,000	3,740
(g)US Treasury, 4.25%, 9/30/12	9,803,000	10,147
(g)US Treasury, 4.25%, 11/15/17	19,448,000	19,787
US Treasury, 4.625%, 7/31/12	25,160,000	26,418
US Treasury, 4.75%, 2/15/37	1,310,000	1,371
US Treasury Inflation Index Bond, 2.625%, 7/15/17	5,325,422	5,746

Total Governments (Cost: $244,325)		250,483

Structured Products (18.9%)

Structured Products (18.9%)
AEP Texas Central Transition Funding, 5.306%, 7/21/21	22,665,000	21,684
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.441%, 2/14/43 IO	60,481,686	2,607
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	2,026,111	2,025

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	2,489,662	2,518
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.659%, 5/10/17	2,907,000	2,972
Banc of America Funding Corp., Series 2007-1, Class TA1A, 5.38%, 1/25/37	3,779,578	3,654
Banc of America Funding Corp., Series 2007-4, Class TA1A, 4.955%, 5/25/37	4,382,296	4,342
Banc of America Mortgage Securities, Series 2004-G, Class 2A6, 4.657%, 8/25/34	5,332,000	5,325
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.544%, 6/25/34	11,842,000	11,694
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	2,580,000	2,545
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	2,368,822	2,360
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	2,040,513	2,033
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 6/10/17	6,462,000	6,645
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	1,539,883	1,560
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	1,682,569	1,678
Credit Suisse Mortgage Capital Certificate, Series 2007-5, Class 3A19, 6.00%, 7/25/36	2,996,342	2,983
(n)Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	5,700,000	5,700
Daimler Chrysler Auto Trust, Series 2007-A, Class A1, 4.945%, 11/10/08 144A	8,446,164	8,453

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.608%, 2/18/31 IO	75,575,983	1,317
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.693%, 10/15/30 IO 144A	1,824,945	59
Fannie Mae Whole Loan, 6.25%, 5/25/42	7,541,517	7,827
Fannie Mae, Series 1989-20, Class A, 6.75%, 4/25/18	2,393,748	2,497
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	2,197,610	2,106
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	2,748,456	2,701
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	7,162,201	7,038
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	2,946,037	2,952
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	856,319	857
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	2,965,024	2,969
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	1,598,051	1,600
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	19,857,203	19,386
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	19,599,705	19,135
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,122,662	1,137
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,122,293	2,151
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	371,426	376
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	2,915,374	2,951
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	3,961,511	3,955
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	14,406,768	14,376
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	1,981,501	2,011

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 6.00%, 10/1/37	22,978,059	23,320
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	502,024	514
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, Series K001, Class A2, 5.65%, 4/25/16	8,794,451	9,020
Federal National Mortgage Association, 4.00%, 6/1/19	1,416,128	1,358
Federal National Mortgage Association, 4.50%, 6/1/19	10,420,782	10,249
Federal National Mortgage Association, 4.50%, 8/1/19	1,572,188	1,546
Federal National Mortgage Association, 4.50%, 12/1/19	1,177,716	1,158
Federal National Mortgage Association, 4.50%, 7/1/20	4,323,112	4,251
Federal National Mortgage Association, 5.00%, 3/1/20	3,694,783	3,700
Federal National Mortgage Association, 5.00%, 4/1/20	1,457,441	1,459
Federal National Mortgage Association, 5.00%, 5/1/20	5,665,086	5,671
Federal National Mortgage Association, 5.00%, 4/1/35	4,215,043	4,115
Federal National Mortgage Association, 5.00%, 7/1/35	5,490,782	5,361
Federal National Mortgage Association, 5.00%, 10/1/35	2,276,505	2,222
Federal National Mortgage Association, 5.17%, 1/1/16	4,089,190	4,161
Federal National Mortgage Association, 5.284%, 4/1/16	10,559,351	10,820
Federal National Mortgage Association, 5.32%, 4/1/14	2,678,784	2,760
Federal National Mortgage Association, 5.38%, 1/1/17	2,848,000	2,920
Federal National Mortgage Association, 5.50%, 4/1/21	2,627,291	2,662
Federal National Mortgage Association, 5.50%, 9/1/34	1,131,775	1,132

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 3/1/35	9,368,182	9,362
Federal National Mortgage Association, 5.50%, 7/1/35	2,003,122	2,002
Federal National Mortgage Association, 5.50%, 8/1/35	3,568,120	3,566
Federal National Mortgage Association, 5.50%, 9/1/35	20,186,328	20,174
Federal National Mortgage Association, 5.50%, 10/1/35	9,119,933	9,114
Federal National Mortgage Association, 5.50%, 11/1/35	21,717,234	21,704
Federal National Mortgage Association, 5.50%, 2/1/37	10,910,402	10,898
Federal National Mortgage Association, 6.00%, 5/1/35	410,625	417
Federal National Mortgage Association, 6.00%, 6/1/35	1,227,188	1,247
Federal National Mortgage Association, 6.00%, 7/1/35	7,772,888	7,897
Federal National Mortgage Association, 6.00%, 10/1/35	1,704,651	1,732
Federal National Mortgage Association, 6.00%, 11/1/35	8,465,350	8,601
Federal National Mortgage Association, 6.00%, 9/1/36	4,791,211	4,866
Federal National Mortgage Association, 6.50%, 9/1/31	1,329,972	1,375
Federal National Mortgage Association, 6.50%, 11/1/35	1,896,217	1,952
Federal National Mortgage Association, 6.50%, 12/1/35	2,432,584	2,504
Federal National Mortgage Association, 6.50%, 4/1/36	1,909,670	1,963
Federal National Mortgage Association, 6.50%, 11/1/36	714,347	734
Federal National Mortgage Association, 6.50%, 12/1/36	2,619,748	2,693
Federal National Mortgage Association, 6.50%, 2/1/37	2,577,337	2,650
Federal National Mortgage Association, 6.50%, 3/1/37	11,087,529	11,398

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.50%, 7/1/37	790,121	812
Federal National Mortgage Association, 6.50%, 8/1/37	4,906,199	5,044
Federal National Mortgage Association — Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	10,762,000	10,931
(n)Final Maturity Amortizing Notes, 4.45%, 8/25/12	8,207,482	8,214
First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class B4, 5.621%, 5/25/34	4,089,648	4,090
First Union — Lehman Brothers Commercial Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/19	342,473	343
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	3,100,000	3,284
Freddie Mac, Series 2840, Class LK, 6.00%, 11/15/17	3,386,380	3,474
Freddie Mac, Series 3065, Class TN, 4.50%, 10/15/33	2,110,458	2,085
Freddie Mac, Series 3248, Class LN, 4.50%, 7/15/35	15,308,042	15,079
Government National Mortgage Association, 5.00%, 7/15/33	2,137,540	2,107
Government National Mortgage Association, 5.50%, 1/15/32	183,811	185
Government National Mortgage Association, 5.50%, 2/15/32	2,125,855	2,144
Government National Mortgage Association, 5.50%, 9/15/32	61,106	62
(n)Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	1,975,626	1,969
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.56%, 11/10/39	7,935,000	8,059

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,743,021	1,833
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 4.9355%, 1/25/37	4,448,204	4,367
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.750%, 6/15/50	2,817,000	2,894
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	13,215,726	13,203
RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	936
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	45,093	45
TBW Mortgage Backed Pass-Through Certificates, Series 2007-1, Class A1, 4.955%, 3/25/37	3,809,036	3,784
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	9,167,560	8,868
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 4.975%, 3/25/37	2,969,277	2,866
WAMU Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	4,028,569	3,972
WAMU Mortgage Pass-Through Certificates, Series 2003-AR10, Class A6, 4.056%, 10/25/33	2,902,000	2,885
Washington Mutual Mortgage Pass-Through, Series 2006-6, Class 4A, 6.693%, 11/25/34	1,852,476	1,889
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	8,006,000	7,954

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class - 1A1, 5.50%, 11/25/35	4,467,157	4,410
Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	4,827,381	4,750

Total Structured Products (Cost: $545,301)		545,965

Below Investment Grade Segment (4.9%)

Aerospace/Defense (0.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	150,000	157
DRS Technologies, Inc., 7.625%, 2/1/18	500,000	506
(c)Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15 144A	310,000	307
L-3 Communications Corp., 6.375%, 10/15/15	1,500,000	1,477

Total		2,447

Autos/Vehicle Parts (0.3%)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	790,000	713
Ford Motor Co., 7.45%, 7/16/31	750,000	557
Ford Motor Credit Co., 8.00%, 12/15/16	750,000	637
Ford Motor Credit Co., 9.875%, 8/10/11	2,000,000	1,891
General Motors Corp., 8.375%, 7/15/33	1,100,000	886
Lear Corp., 8.50%, 12/1/13	135,000	126
Lear Corp., 8.75%, 12/1/16	1,000,000	910
Tenneco, Inc., 8.125%, 11/15/2015 144A	170,000	168
TRW Automotive, Inc., 7.25%, 3/15/17 144A	665,000	597
Visteon Corp., 8.25%, 8/1/10	1,115,000	987

Total		7,472

Basic Materials (0.5%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,100,000	858
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	845,000	627

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Berry Plastics Holding Corp., 8.875%, 9/15/14	450,000	428
Bowater Canada Finance, 7.95%, 11/15/11	500,000	404
Cascades, Inc., 7.25%, 2/15/13	350,000	328
Crown Americas, Inc., 7.625%, 11/15/13	650,000	665
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,000,000	1,145
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	1,975,000	2,117
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	1,250,000	1,216
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	370,000	360
Graphic Packaging International Corp., 9.50%, 8/15/13	600,000	593
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	1,250,000	1,349
Massey Energy Co., 6.625%, 11/15/10	750,000	733
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	750,000	810
New Page Corp., 10.00%, 5/1/12 144A	375,000	377
Peabody Energy Corp., 7.375%, 11/1/16	750,000	769
Peabody Energy Corp., 7.875%, 11/1/26	670,000	680

Total		13,459

Builders/Building Materials (0.0%)
KB Home, 7.75%, 2/1/10	870,000	805
K. Hovnanian Enterprises, 7.75%, 5/15/13	614,000	344

Total		1,149

Capital Goods (0.1%)
Case New Holland, Inc., 7.125%, 3/1/14	680,000	678
Rental Service Corp., 9.50%, 12/1/14	165,000	148
SPX Corp., 7.625%, 12/15/14, 144A	510,000	520
Terex Corp., 8.00%, 11/15/17	675,000	683
United Rentals North America, Inc., 6.50%, 2/15/12	1,750,000	1,589

Total		3,618

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing (0.1%)
Albertson’s, Inc., 7.25%, 5/1/13	750,000	767
Claire’s Stores, Inc., 10.50%, 6/1/17 144A	585,000	313
Claire’s Stores, Inc., 9.25%, 6/1/15 144A	230,000	159
Education Management LLC, 10.25%, 6/1/16	875,000	901
Levi Strauss & Co., 8.875%, 4/1/16	850,000	822
Michaels Stores, Inc., 11.375%, 11/1/16	445,000	408
Rite Aid Corp., 9.375%, 12/15/15	325,000	270

Total		3,640

Energy (0.5%)
AmeriGas Partners LP, 7.25%, 5/20/15	625,000	613
Basic Energy Services, Inc., 7.125%, 4/15/16	825,000	776
Chaparral Energy, Inc., 8.875%, 2/1/17 144A	800,000	722
Chesapeake Energy Corp., 6.625%, 1/15/06	1,000,000	978
Cimarex Energy Co., 7.125%, 5/1/17	150,000	147
Complete Production Services, Inc., 8.00%, 12/15/16	500,000	484
Connacher Oil & Gas, 10.25%, 12/15/15 144A	450,000	449
El Paso Corp., 7.75%, 1/15/32	670,000	680
Forest Oil Corp., 7.25%, 6/15/19 144A	390,000	392
Helix Energy Solutions, 9.50%, 1/15/16 144A	680,000	692
Key Energy Services, Inc., 8.375%, 12/1/14 144A	675,000	690
Knight, Inc., 6.50%, 9/1/12	665,000	661
Mariner Energy, Inc., 8.00%, 5/15/17	448,000	426
Newfield Exploration Co., 6.625%, 4/15/16	850,000	833
OPTI Canada, Inc., 8.25%, 12/15/14 144A	395,000	391
Petrohawk Energy Corp., 9.125%, 7/15/13	1,150,000	1,211
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	420,000	391
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	350,000	320
Plains Exploration & Production Co., 7.75%, 6/15/15	550,000	550
Range Resources Corp., 6.375%, 3/15/15	750,000	731
Sonat, Inc., 7.625%, 7/15/11	190,000	194

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Stallion Oilfield Services/Stallion Oilfield Finance Corp., 9.75%, 2/1/15 144A	355,000	327
Tesoro Corp., 6.625%, 11/1/15	225,000	223
W&T Offshore, Inc., 8.25%, 6/15/14 144A	620,000	581
Whiting Petroleum Corp., 7.25%, 5/1/13	850,000	837

Total		14,299

Financials (0.2%)
Crum & Forster Holdings Corp., 7.75%, 5/1/17	562,000	551
E*Trade Financial Corp., 7.375%, 9/15/13	35,000	27
E*Trade Financial Corp., 7.875%, 12/1/15	360,000	275
E*Trade Financial Corp., 8.00%, 6/15/11	380,000	330
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	1,020,000	894
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	2,275,000	1,909
Nuveen Investments, Inc. 10.50%, 11/15/15 144A	500,000	498
Residential Capital LLC, 6.875%, 6/30/15	650,000	393
Residential Capital LLC, 8.544%, 4/17/09 144A	270,000	133
SLM Corp., 5.375%, 5/15/14	800,000	711

Total		5,721

Foods (0.2%)
Constellation Brands, Inc., 8.375%, 12/15/14	285,000	286
Constellation Brands, Inc., 7.25%, 5/15/17 144A	575,000	532
Dean Foods Co., 7.00%, 6/1/16	1,250,000	1,113
Dole Foods Co., 8.625%, 5/1/09	1,475,000	1,422
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17 144A	950,000	817
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	450,000	411
Smithfield Foods, Inc., 7.75%, 5/15/13	850,000	837
Smithfield Foods, Inc., 7.75%, 7/1/17	455,000	440
Constellation Brands, Inc., 7.25%, 9/1/16	695,000	652

Total		6,510

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging (0.4%)
AMC Entertainment, Inc., 11.00%, 2/1/16	335,000	353
Boyd Gaming Corp., 7.75%, 12/15/12	850,000	861
Corrections Corp. of America, 6.25%, 3/15/13	900,000	887
Felcor Lodging LP, 8.50%, 6/1/11	750,000	782
Host Marriot LP, 7.125%, 11/1/13	1,000,000	1,008
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	840,000	844
MGM Mirage, Inc., 6.75%, 9/1/12	1,230,000	1,197
MGM Mirage, Inc., 7.50%, 6/1/16	1,100,000	1,089
Mohegan Tribal Gaming, 6.875%, 2/15/15	455,000	428
Park Place Entertainment Corp., 8.125%, 5/15/11	1,250,000	1,163
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 144A	375,000	340
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	580,000	570
Wynn Las Vegas LLC, 6.625%, 12/1/14	1,350,000	1,325

Total		10,847

Health Care/Pharmaceuticals (0.3%)
Community Health Systems, Inc., 8.875%, 7/15/15	1,335,000	1,360
FMC Finance III SA, 6.875%, 7/15/17 144A	760,000	760
HCA, Inc., 6.75%, 7/15/13	650,000	579
HCA, Inc., 9.25%, 11/15/16	2,250,000	2,362
(c)HCA, Inc., 9.625%, 11/15/16	900,000	952
Health Management Associates, Inc., 6.125%, 4/15/16	665,000	576
Service Corp. International, 6.75%, 4/1/15	600,000	593
Tenet Healthcare Corp., 7.375%, 2/1/13	550,000	481
Tenet Healthcare Corp., 9.875%, 7/1/14	210,000	200

Total		7,863

Media (0.6%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	1,250,000	1,219
Charter Communications Holdings LLC, 11.00%, 10/1/15	1,250,000	1,013

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Media continued
Charter Communications Holdings LLC, 11.75%, 5/15/14	1,555,000	984
CSC Holdings, Inc., 7.625%, 4/1/11	2,250,000	2,244
CSC Holdings, Inc., 7.875%, 2/15/18	1,000,000	935
EchoStar DBS Corp., 7.125%, 2/1/16	375,000	383
Idearc, Inc., 8.00%, 11/15/16	2,500,000	2,293
Intelsat Bermuada, Ltd., 8.50%, 1/15/13	600,000	603
Intelsat Bermuada, Ltd., 11.25%, 6/15/16	450,000	465
Lamar Media Corp., 6.625%, 8/15/15	800,000	778
Lamar Media Corp., 6.625%, 8/15/15 144A	165,000	160
LIN Television Corp., 6.50%, 5/15/13	750,000	706
Mediacom Broadband LLC 8.50%, 10/15/15	600,000	532
Quebecor Media, 7.75%, 3/15/16 144A	660,000	634
R.H. Donnelley Corp., 6.875%, 1/15/13	2,750,000	2,460
R.H. Donnelley Corp., 8.875%, 10/15/17 144A	430,000	398
(c)Univision Communications, 9.75%, 3/15/15 144A	1,150,000	1,048
Videotron Ltee, 6.875%, 1/15/14	130,000	127

Total		16,982

Real Estate (0.0%)
American Real Estate Partners LP, 7.125%, 2/15/13 144A	500,000	470

Total		470

Services (0.1%)
Allied Waste North America, Inc., 6.875%, 6/1/17	500,000	488
Allied Waste North America, Inc., 7.25%, 3/15/15	1,000,000	994
ARAMARK Corp., 8.50%, 2/1/15	945,000	957
Realogy Corp., 10.50%, 4/15/14 144A	440,000	329
Realogy Corp., 12.375%, 4/15/15 144A	600,000	378

Total		3,146

Structured Product (0.6%)
CDX North America High Yield, 7.50%, 6/29/12	20,000,000	19,475

Total		19,475

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Technology (0.2%)
First Data Corp., 9.875%, 9/24/15 144A	1,220,000	1,134
Flextronics International, Ltd., 6.50%, 5/15/13	750,000	728
Freescale Semiconductor, Inc., 8.875%, 12/15/14	650,000	580
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14	900,000	765
NXP BV, 7.875%, 10/15/14	485,000	461
NXP BV, 9.50%, 10/15/15	375,000	344
Sabre Holdings Corp., 6.35%, 3/15/16	500,000	445

Total		4,457

Telecommunications (0.2%)
(c)(n)Alltel Communications, Inc., 10.375%, 12/1/17 144A	680,000	631
American Tower Corp., 7.00%, 10/15/17, 144A	500,000	503
Citizens Communications, 9.00%, 8/15/31	1,480,000	1,476
Citizens Communications, 9.25%, 5/15/11	1,370,000	1,483
Qwest Corp., 6.50%, 6/1/17	750,000	718
Windstream Corp., 7.00%, 3/15/19	500,000	476
Windstream Corp., 8.625%, 8/1/16	865,000	908

Total		6,195

Transportation (0.1%)
American Railcar Industries, Inc., 7.50%, 3/1/14	500,000	473
Kansas City Southern de Mexico, 7.375%, 6/1/14 144A	1,500,000	1,458

Total		1,931

Utilities (0.4%)
The AES Corp., 7.75%, 10/15/15 144A	365,000	370
The AES Corp., 8.00%, 10/15/17 144A	500,000	511
The AES Corp., 9.375%, 9/15/10	780,000	819
Dynegy Holdings, Inc., 7.50%, 6/1/15	325,000	304
Dynegy Holdings, Inc., 7.75%, 6/1/19	485,000	447
Dynegy Holdings, Inc., 8.375%, 5/1/16	750,000	733

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Edison Mission Energy, 7.00%, 5/15/17	1,050,000	1,032
Edison Mission Energy, 7.20%, 5/15/19	1,225,000	1,204
Elwood Energy LLC, 8.159%, 7/5/26	581,145	581
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	670,000	673
Indiantown Cogeneration LP, Series A-10, 9.77%, 12/15/20	1,600,000	1,786
Intergen NV, 9.00%, 6/30/17 144A	665,000	700
NRG Energy, Inc., 7.25%, 2/1/14	500,000	488
NRG Energy, Inc., 7.375%, 1/15/17	865,000	843
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 144A	2,050,000	2,029

Total		12,520

Total Below Investment Grade Segment (Cost: $150,401)		142,201

Money Market Investments (8.3%)

Autos (1.7%)
(b)Daimler Chrysler Auto, 5.80%, 1/11/08	20,000,000	19,968
(b)Fcar Owner Trust I, 6.00%, 1/4/08	10,000,000	9,995
(b)Fcar Owner Trust I, 6.15%, 1/2/08	10,000,000	9,998
(k)New Center Asset Trust, 6.00%, 1/8/08	10,000,000	9,988

Total		49,949

Commercial Bank Non-US (0.4%)
HBOS Treasury Services PLC, 5.23%, 4/9/08	3,000,000	2,999
Royal Bank of Canada, 4.30%, 1/30/08	10,000,000	9,966

Total		12,965

Federal Government and Agencies (0.5%)
Federal Home Loan Bank, 4.20%, 2/29/08	5,000,000	4,966
Federal Home Loan Bank, 5.25%, 2/5/08	2,250,000	2,251
Federal Home Loan Mortgage Corp., 4.97%, 2/4/08	2,200,000	2,190

Money Market Investments (8.3%)	Shares/ $ Par	Value $ (000’s)

Federal Government and Agencies continued
Federal Home Loan Mortgage Corp., 4.97%, 3/3/08	2,300,000	2,284
Federal National Mortgage Association, 4.40%, 2/4/08	2,400,000	2,399

Total		14,090

Finance Lessors (1.0%)
Ranger Funding Co. LLC, 5.65%, 1/11/08	10,000,000	9,984
Ranger Funding Co. LLC, 5.70%, 1/23/08	10,000,000	9,968
Windmill Funding Corp., 5.80%, 1/9/08	10,000,000	9,988

Total		29,940

Finance Services (3.0%)
Alpine Securitization, 5.75%, 1/3/08	10,000,000	9,997
Alpine Securitization, 5.75%, 1/7/08	10,000,000	9,990
Barton Capital, 5.50%, 1/2/08	20,000,000	19,997
Bryant Park Funding LLC, 5.25%, 1/23/08	10,000,000	9,968
Ciesco LP, 5.40%, 1/15/08	10,000,000	9,979
Ciesco LP, 5.50%, 1/7/08	10,000,000	9,991
Rabobank Financial Corp., 3.74%, 1/2/08	15,680,000	15,678

Total		85,600

Miscellaneous Business Credit Institutions (0.5%)
Park Avenue Receivables, 5.70%, 1/15/08	5,000,000	4,989
Park Avenue Receivables, 5.70%, 1/17/08	10,000,000	9,975

Total		14,964

National Commercial Banks (0.1%)
BankBoston NA, 6.375%, 4/15/08	1,800,000	1,803

Total		1,803

Security Brokers and Dealers (0.4%)
The Goldman Sachs Group, Inc., 4.125%, 1/15/08	2,300,000	2,299
Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		12,258

Short Term Business Credit (0.7%)
Old Line Funding Corp., 5.85%, 1/7/08	10,000,000	9,990

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Money Market Investments (8.3%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit continued
Old Line Funding Corp., 5.90%, 1/2/08	10,000,000	9,999

Total		19,989

Total Money Market Investments (Cost: $241,554)		241,558

Total Investments (102.9%) (Cost $2,730,852)(a)		2,980,341

Other Assets, Less Liabilities (-2.9%)		(84,146)

Net Assets (100.0%)		2,896,195

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $77,656, representing 2.68% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $2,733,357 and the net unrealized appreciation of investments based on that cost was $246,984 which is comprised of $329,030 aggregate gross unrealized appreciation and $82,046 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2007, $33,184)	90	3/08	$53
US Ten Year Treasury Note (Short) (Total Notional Value at December 31, 2007, $3,500)	31	3/08	$(15)

(c)	PIK — Payment In Kind

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

(j)	Swap agreements outstanding on December 31, 2007:

Total Return Swaps

Counterparty	Reference Entity	Payments Made by the Fund	Payments Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Credit Suisse Securities (Europe) Ltd.	Russell Midcap Value Index	1 Month USD-LIBOR -5 Basis Points (BPS)	Russell Midcap Value Index Total Return	5/2008	76,937	$(624)
Credit Suisse Securities (Europe) Ltd.	Russell Midcap Growth Index	Russell Midcap Growth Total Return	1 Month USD-LIBOR -45 BPS	5/2008	85,536	(526)
Credit Suisse Securities (Europe) Ltd.	Russell 1000 Value Index	1 Month USD-LIBOR +4 BPS	Russell 1000 Value Index Total Return	5/2008	212,214	(954)
Credit Suisse Securities (Europe) Ltd.	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	1 Month USD-LIBOR -19 BPS	5/2008	233,756	(505)
Goldman Sachs International	Russell Midcap Value Index	1 Month USD-LIBOR +15 BPS	Russell Midcap Value Index Total Return	5/2008	60,906	(494)
Goldman Sachs International	Russell Midcap Growth Index	Russell Midcap Growth Total Return	1 Month USD-LIBOR -35 BPS	5/2008	56,322	(347)
Goldman Sachs International	Russell 1000 Value Index	1 Month USD-LIBOR +10 BPS	Russell 1000 Value Index Total Return	5/2008	152,334	(685)
Goldman Sachs International	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	1 Month USD-LIBOR -15 BPS	5/2008	148,797	(321)
Goldman Sachs International	Smallcap Value Synthetic Return	1 Month USD-LIBOR -25 BPS	Smallcap Value Synthetic Total Return	5/2008	33,357	65
Goldman Sachs International	Smallcap Growth Synthetic Return	Smallcap Growth Synthetic Total Return	1 Month USD-LIBOR -80 BPS	5/2008	35,694	(480)

						$(4,871)

(k)	Securities with an aggregate value of $9,988 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

(m)	Amount is less than one thousand

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $17,028 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Actively manage the Portfolio through a flexible policy of allocating assets among stocks, bonds and cash, adjusting the mix to capitalize on changing financial markets and economic conditions.	$302 million

Portfolio Overview

The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Asset Allocation Portfolio invests in seven categories of assets: large capitalization stocks, medium capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with expertise in that category. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Meanwhile, international equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments are worth more in dollar terms.) For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%.

In terms of fixed-income performance, bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. In that environment, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. Against that backdrop, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%, led by Treasury bonds.

Portfolio Performance

The Portfolio’s results in 2007 reflected the solid performance of its equity allocation, beating broad measures of both stock and bond performance. For the full year, the Asset Allocation Portfolio had a total return of 9.40%. That compares with the 5.49% return of the S&P 500® Index. In terms of the fixed income allocation, returns for the Citigroup BIG Index, High-Yield Cash-Pay Index, and Merrill Lynch Three-Month T-Bill Index were 7.22%, 1.91%, and 5.00%, respectively. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its peer group, Mixed-Asset Target Allocation Growth Funds, which had an average return of 6.76%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s outperformance of its peer group for the year can be attributed primarily to positioning in our equity allocation. In addition, we tended to hold an overweight position in international equities, which performed well. In 2007, growth beat value, mid-cap stocks were the best performing segment of the market, and international equities beat domestic by a wide margin. What’s more, the Portfolio benefited from strong stock selection in the mid- and small-cap growth allocations, significantly outperforming the returns of the underlying benchmarks.

Several of our allocation decisions aided performance in 2007. In equities, it helped to be underweight small-cap stocks and overweight international. Because our international holdings performed well, that slice rose to 20% of Portfolio assets by June 30, when equities represented almost 67% of the Portfolio. We began to trim those positions, locking in gains and reducing the Portfolio’s risk profile over the course of the year. By year-end, the Portfolio had 64% of assets in equities, with 33% in large-cap equities, about 14% in small- and mid-cap shares, and 17% in international.

In the fixed-income component, an overweight to mortgage-backed and corporate bonds relative to Treasury bonds meant the bond allocation trailed its underlying benchmark. At the Portfolio level, we reduced cash in favor of longer-term bonds early in 2007, when Treasury yields rose above 5%. This trade helped relative results, because bonds outperformed cash and equities by a wide margin in the second half of the year. At year-end, 21% of assets were in investment-grade bonds, 8% in high-yield bonds, and 7% in money market securities.

  Asset Allocation Portfolio

Asset Allocation Portfolio

Outlook

Looking ahead to 2008, we have a cautious outlook at a time of slower economic growth and sharp market volatility. With money market yields trending down in line with Fed rate cuts and bond yields having fallen significantly in 2007, equities look like the best relative values to us. But the risk in equities is that earnings growth will slow along with the economy. Should that happen, we would look to add to our stock position on weakness.

Of course, we should remind investors that we’re talking about small adjustments to portfolio weightings, rather than wholesale shifts between asset classes. Indeed, the volatility and wide range of returns across the financial markets over the last several years serve as reminders of the potential advantages of a well-diversified portfolio, which may include lower volatility and better risk-adjusted returns, although no investment can guarantee a profit or protect against a loss.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Asset Allocation Portfolio	9.40%	11.29%	6.52%
S&P 500 Index	5.49%	12.83%	4.89%
Merrill Lynch Three Month T-Bill Index	5.00%	3.07%	2.88%
Citigroup U.S. Broad Investment Grade Index	7.22%	4.55%	5.47%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.40%
Citigroup High Yield Cash Pay Index	1.91%	10.68%	8.20%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	2.26%	10.75%	8.21%
Asset Allocation Portfolio Blended Composite Benchmark	7.61%	12.58%	7.31%
Lipper Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	6.76%	10.73%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. In the graph and chart, the Portfolio is compared against various indices representing the three components of the Portfolio: equities, fixed income and cash equivalent instruments. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Asset Allocation Portfolio

Asset Allocation Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,033.10	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.67

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Asset Allocation Portfolio

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Domestic Common Stocks and Warrants (40.8%)	Shares/ $ Par	Value $ (000’s)

Large Cap Common Stocks (26.5%)

Consumer Discretionary (3.1%)
Abercrombie & Fitch Co. — Class A	9,200	736
Best Buy Co., Inc.	10,300	542
*Comcast Corp. — Class A	32,850	600
Fortune Brands, Inc.	2,500	181
International Game Technology	18,600	817
J.C. Penney Co., Inc.	10,000	440
Johnson Controls, Inc.	26,000	936
*Kohl’s Corp.	14,300	655
The McGraw-Hill Companies, Inc.	11,600	508
*MGM MIRAGE	7,100	597
News Corp. — Class A	45,200	926
NIKE, Inc. — Class B	12,600	809
Omnicom Group, Inc.	15,300	727
Starwood Hotels & Resorts Worldwide, Inc.	6,600	291
Target Corp.	12,000	600

Total		9,365

Consumer Staples (2.9%)
Altria Group, Inc.	18,000	1,360
Avon Products, Inc.	26,600	1,051
CVS Caremark Corp.	35,805	1,423
*Hansen Natural Corp.	22,200	983
Loews Corp. — Carolina Group	9,000	768
PepsiCo, Inc.	20,100	1,526
The Procter & Gamble Co.	15,300	1,123
Wal-Mart Stores, Inc.	13,800	656

Total		8,890

Energy (2.4%)
Baker Hughes, Inc.	9,100	738
Diamond Offshore Drilling, Inc.	6,800	966
EOG Resources, Inc.	5,600	500
Exxon Mobil Corp.	11,200	1,049
Halliburton Co.	10,000	379
Marathon Oil Corp.	9,200	560
*National-Oilwell Varco, Inc.	8,400	617
Schlumberger, Ltd.	12,100	1,191
Valero Energy Corp.	7,800	546
XTO Energy, Inc.	13,000	668

Total		7,214

Financials (1.6%)
American Express Co.	13,300	692
CME Group, Inc.	1,200	823
The Goldman Sachs Group, Inc.	4,700	1,011
Lehman Brothers Holdings, Inc.	11,200	733

Large Cap Common Stocks (26.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Prudential Financial, Inc.	8,900	828
State Street Corp.	5,400	438
UBS AG	10,000	460

Total		4,985

Health Care (4.1%)
Abbott Laboratories	16,100	904
Baxter International, Inc.	15,100	877
*Celgene Corp.	16,600	767
*Genzyme Corp.	6,400	476
*Gilead Sciences, Inc.	29,800	1,372
*Hospira, Inc.	16,200	691
Johnson & Johnson	14,800	987
Medtronic, Inc.	6,100	307
Merck & Co., Inc.	23,000	1,338
Novartis AG, ADR	14,000	760
Shire PLC, ADR	5,800	400
*St. Jude Medical, Inc.	21,000	853
*Thermo Fisher Scientific, Inc.	18,800	1,084
UnitedHealth Group, Inc.	13,000	757
Wyeth	15,500	685

Total		12,258

Industrials (3.0%)
The Boeing Co.	8,150	713
Danaher Corp.	13,800	1,211
FedEx Corp.	6,300	562
General Electric Co.	37,800	1,401
Honeywell International, Inc.	22,500	1,385
Norfolk Southern Corp.	11,800	595
*Spirit Aerosystems Holdings, Inc. — Class A	16,900	583
Textron, Inc.	15,600	1,112
United Technologies Corp.	19,000	1,454

Total		9,016

Information Technology (7.4%)
Accenture, Ltd. — Class A	21,300	767
*Adobe Systems, Inc.	11,900	508
*Amdocs, Ltd.	11,600	400
*Apple, Inc.	9,100	1,803
*Autodesk, Inc.	11,200	557
*Broadcom Corp. — Class A	29,900	782
*Cisco Systems, Inc.	44,400	1,202
Corning, Inc.	40,000	960
*eBay, Inc.	17,600	584
*Electronic Arts, Inc.	13,700	800
*EMC Corp.	20,700	384
*First Solar, Inc.	300	80
*Google, Inc. — Class A	3,300	2,281
Hewlett-Packard Co.	29,200	1,474
Intel Corp.	62,700	1,672
International Business Machines Corp.	8,000	865
Maxim Integrated Products, Inc.	24,000	636

Large Cap Common Stocks (26.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Microsoft Corp.	69,200	2,463
*Oracle Corp.	51,100	1,154
QUALCOMM, Inc.	19,500	767
*Research In Motion, Ltd.	4,800	544
*SunPower Corp. — Class A	600	78
Telefonaktiebolaget LM Ericsson, ADR	22,700	530
Texas Instruments, Inc.	19,100	638
*Yahoo!, Inc.	11,566	269

Total		22,198

Materials (1.0%)
Monsanto Co.	17,300	1,932
Praxair, Inc.	13,100	1,162

Total		3,094

Other Holdings (0.4%)
iShares Russell 1000 Growth Index Fund	20,000	1,217

Total		1,217

Telecommunication Services (0.3%)
*American Tower Corp. — Class A	9,300	396
*NII Holdings, Inc.	11,000	531

Total		927

Utilities (0.3%)
Exelon Corp.	10,600	866

Total		866

Total Large Cap Common Stocks		80,030

Mid Cap Common Stocks (10.8%)

Consumer Discretionary (1.4%)
*Coach, Inc.	8,300	254
*Collective Brands, Inc.	14,200	247
*Dollar Tree Stores, Inc.	11,200	290
*Focus Media Holding, Ltd., ADR	10,900	619
*GameStop Corp. — Class A	15,700	974
International Game Technology	10,200	448
*Jack in the Box, Inc.	8,800	227
*Kohl’s Corp.	5,400	247
*O’Reilly Automotive, Inc.	6,000	195
Orient-Express Hotels, Ltd. — Class A	2,800	161
*Saks, Inc.	11,300	235
Starwood Hotels & Resorts Worldwide, Inc.	3,200	141
*Urban Outfitters, Inc.	8,300	226

Total		4,264

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Mid Cap Common Stocks (10.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples (0.2%)
*Bare Escentuals, Inc.	15,300	371
Longs Drug Stores Corp.	6,200	291

Total		662

Energy (1.3%)
*Cameron International Corp.	17,000	818
Diamond Offshore Drilling, Inc.	5,400	767
*National-Oilwell Varco, Inc.	7,400	544
Range Resources Corp.	8,200	421
*SandRidge Energy, Inc.	6,200	222
Smith International, Inc.	11,500	849
*Southwestern Energy Co.	7,000	390

Total		4,011

Financials (0.9%)
Assured Guaranty, Ltd.	7,900	210
CME Group, Inc.	600	412
*IntercontinentalExchange, Inc.	1,815	349
*Investment Technology Group, Inc.	12,400	590
MBIA, Inc.	5,700	106
Northern Trust Corp.	3,200	245
SEI Investments Co.	13,600	438
T. Rowe Price Group, Inc.	7,300	444

Total		2,794

Health Care (2.0%)
*Celgene Corp.	5,400	250
*Charles River Laboratories International, Inc.	4,400	290
*DaVita, Inc.	32,550	1,835
*Express Scripts, Inc.	12,200	891
*Immucor, Inc.	15,976	543
*Intuitive Surgical, Inc.	1,900	617
Mentor Corp.	5,200	203
*Pediatrix Medical Group, Inc.	7,400	504
*Psychiatric Solutions, Inc.	16,500	536
*VCA Antech, Inc.	11,200	495

Total		6,164

Industrials (1.8%)
C.H. Robinson Worldwide, Inc.	9,150	495
*Corrections Corp. of America	16,000	472
Expeditors International of Washington, Inc.	6,900	308
*Foster Wheeler, Ltd.	1,800	279
Harsco Corp.	7,800	500
J.B. Hunt Transport Services, Inc.	10,000	276
Knight Transportation, Inc.	22,700	336
The Manitowoc Co., Inc.	8,600	420
*McDermott International, Inc.	4,400	260
*Monster Worldwide, Inc.	6,700	217
MSC Industrial Direct Co., Inc. — Class A	6,300	255
Ritchie Bros. Auctioneers, Inc.	6,600	546
Robert Half International, Inc.	6,775	183
*Spirit AeroSystems Holdings, Inc. — Class A	13,100	452

Mid Cap Common Stocks (10.8%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Stericycle, Inc.	6,800	404

Total		5,403

Information Technology (2.7%)
*Activision, Inc.	23,221	690
Amphenol Corp. — Class A	14,700	682
*Autodesk, Inc.	10,300	513
*Broadcom Corp. — Class A	7,000	183
*Citrix Systems, Inc.	11,900	452
*Cognizant Technology Solutions Corp. — Class A	9,500	322
*Digital River, Inc.	7,600	251
FactSet Research Systems, Inc.	7,200	401
*Foundry Networks, Inc.	22,300	391
Global Payments, Inc.	7,500	349
Harris Corp.	4,300	270
KLA-Tencor Corp.	4,500	217
*MEMC Electronic Materials, Inc.	3,700	327
*Mettler-Toledo International, Inc.	3,900	444
Microchip Technology, Inc.	17,000	534
*Network Appliance, Inc.	10,400	260
*NeuStar, Inc. — Class A	11,200	321
*NVIDIA Corp.	13,350	454
*ValueClick, Inc.	23,200	508
*VeriFone Holdings, Inc.	13,400	312

Total		7,881

Materials (0.4%)
*Owens-Illinois, Inc.	11,800	584
Praxair, Inc.	7,400	656

Total		1,240

Other Holdings (0.1%)
SPDR Metals & Mining ETF	4,900	339

Total		339

Total Mid Cap Common Stocks		32,758

Small Cap Common Stocks (3.5%)

Consumer Discretionary (0.4%)
*American Public Education, Inc.	1,000	42
*Capella Education Co.	2,400	157
*Deckers Outdoor Corp.	500	78
*Global Sources, Ltd.	2,640	75
*LIFE TIME FITNESS, Inc.	3,100	154
*LKQ Corp.	8,400	177
*New Oriental Education & Technology Group, Inc.	1,600	129
*Pinnacle Entertainment, Inc.	6,800	160
Sotheby’s	1,300	50
*The9 Ltd., ADR	2,900	62
*Ulta Salon, Cosmetics & Fragrance, Inc.	1,700	29
*Zumiez, Inc.	1,750	43

Total		1,156

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples (0.1%)
*Central European Distribution Corp.	2,300	134
UAP Holding Corp.	3,200	124

Total		258

Energy (0.3%)
*Arena Resources, Inc.	2,100	88
*Dril-Quip, Inc.	2,900	161
*Oceaneering International, Inc.	2,900	195
*T-3 Energy Services, Inc.	4,200	197
*Tesco Corp.	3,700	106
*W-H Energy Services, Inc.	1,600	90
*Willbros Group, Inc.	2,200	84

Total		921

Financials (0.2%)
CoBiz Financial, Inc.	4,100	61
*Encore Bancshares, Inc.	1,900	38
*FCStone Group, Inc.	2,500	115
*Global Cash Access Holdings, Inc.	5,400	33
Greenhill & Co., Inc.	1,100	73
*KBW, Inc.	4,891	125
optionsXpress Holdings, Inc.	4,561	154
PrivateBancorp, Inc.	200	7

Total		606

Health Care (0.7%)
*Adams Respiratory Therapeutics, Inc.	1,966	117
*AspenBio Pharma, Inc.	2,400	21
*BioMarin Pharmaceutical, Inc.	2,100	74
*Cepheid, Inc.	4,800	126
*Genoptix, Inc.	2,308	71
*Hologic, Inc.	1,600	110
*ICON PLC, ADR	1,299	80
*Masimo Corp.	4,100	162
Meridian Bioscience, Inc.	5,300	159
*NuVasive, Inc.	4,200	166
*Obagi Medical Products, Inc.	9,300	170
*Pediatrix Medical Group, Inc.	2,200	150
*Phase Forward, Inc.	5,645	123
*Providence Service Corp.	3,071	86
*Psychiatric Solutions, Inc.	1,700	55
*The Spectranetics Corp.	5,200	80
*Thoratec Corp.	6,500	118
*TomoTherapy, Inc.	2,100	41
*Trans1, Inc.	3,418	56

Total		1,965

Industrials (0.4%)
*The Advisory Board Co.	2,100	135
*Astronics Corp.	1,522	65
*Axsys Technologies, Inc.	3,682	135
Bucyrus International, Inc. — Class A	1,700	169
*Corrections Corp. of America	4,500	133
*Huron Consulting Group, Inc.	1,100	89
Kaydon Corp.	1,200	65
Knight Transportation, Inc.	10,837	160

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Marlin Business Services Corp.	5,300	64
*Team, Inc.	3,400	124
*TransDigm Group, Inc.	1,550	70
*VistaPrint, Ltd.	1,700	73

Total		1,282

Information Technology (1.2%)
*Advanced Energy Industries, Inc.	4,700	61
*Aruba Networks, Inc.	6,400	95
*Bankrate, Inc.	979	47
*Bidz.com, Inc.	1,400	13
*Blackboard, Inc.	2,300	93
*comScore, Inc.	4,049	132
*Comtech Group, Inc.	8,400	135
*Cymer, Inc.	1,100	43
*DealerTrack Holdings, Inc.	1,118	37
*Digital River, Inc.	1,300	43
*Double-Take Software, Inc.	2,600	56
*IHS, Inc. — Class A	1,900	115
*Insight Enterprises, Inc.	8,000	146
*Interactive Intelligence, Inc.	3,579	94
*JA Solar Holdings Co., Ltd.	1,500	105
*Limelight Networks, Inc.	6,810	47
*Macrovision Corp.	5,500	101
*Mellanox Technologies, Ltd.	6,100	111
*MEMSIC, Inc.	4,000	41
*Netlogic Microsystems, Inc.	5,300	171

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Omniture, Inc.	2,600	87
*Polycom, Inc.	2,400	67
*RF Micro Devices, Inc.	8,800	50
*Riverbed Technology, Inc.	4,400	118
*Rubicon Technology, Inc.	901	21
*SiRF Technology Holdings, Inc.	7,000	176
*Sohu.com, Inc.	2,800	153
*SonicWALL, Inc.	13,990	150
*Switch and Data Facilities Co.	9,232	148
*Synaptics, Inc.	1,100	45
*Synchronoss Technologies, Inc.	4,700	167
*Taleo Corp. — Class A	4,100	122
*TechTarget	3,000	44
*Tessera Technologies, Inc.	4,400	183
*The Ultimate Software Group, Inc.	4,450	140
*ValueClick, Inc.	5,290	116
*VanceInfo Technologies, Inc., ADR	3,250	29

Total		3,502

Materials (0.1%)
Airgas, Inc.	3,200	167
*Haynes International, Inc.	900	63
Silgan Holdings, Inc.	2,900	151

Total		381

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.0%)
SPDR Metals & Mining ETF	1,700	118

Total		118

Telecommunication Services (0.1%)
*Centennial Communications Corp.	14,000	130
*Glu Mobile, Inc.	7,400	39
*PAETEC Holding Corp.	12,400	121

Total		290

Utilities (0.0%)
ITC Holdings Corp.	2,400	135

Total		135

Total Small Cap Common Stocks		10,614

Total Domestic Common Stocks and Warrants (Cost: $103,508)		123,402

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (1.7%)
Adidas AG	Germany	6,545	486
*Central European Media Enterprises, Ltd.	Czech Republic	5,155	598
*China Dongxiang Group Co.	China	96,000	71
Compagnie Financiere Richemont SA	Switzerland	6,925	475
Esprit Holdings, Ltd.	Hong Kong	23,200	345
*Focus Media Holding, Ltd., ADR	China	11,100	631
Hugo Boss AG	Germany	487	28
Industria de Diseno Textil SA	Spain	6,870	421
Makita Corp.	Japan	11,500	489
Rational AG	Germany	745	152
Resorts World Berhad	Malaysia	130,400	153
Suzuki Motor Corp.	Japan	17,600	532
Swatch Group AG	Switzerland	1,325	399
Voltas, Ltd.	India	39,225	245

Total			5,025

Consumer Staples (2.3%)
*Barry Callebaut AG	Switzerland	178	135
Carrefour SA	France	6,075	472
Coca-Cola Hellenic Bottling Co. SA	Greece	17,385	751
Heineken NV	Netherlands	10,405	671
Japan Tobacco, Inc.	Japan	91	545
Kerry Group PLC	Ireland	10,520	333
Nestle SA	Switzerland	1,275	584
Reckitt Benckiser Group PLC	United Kingdom	13,645	791

The Accompanying Notes are an Integral Part of the Financial Statements.

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
*Shinsegae Co., Ltd.	South Korea	575	446
Shoppers Drug Mart Corp.	Canada	4,000	214
Tesco PLC	United Kingdom	79,090	750
Unilever NV	Netherlands	20,690	760
Woolworths, Ltd.	Australia	20,515	611

Total			7,063

Energy (1.2%)
*Artumas Group, Inc.	Norway	15,620	96
China Coal Energy Co.	China	112,000	352
Expro International Group PLC	United Kingdom	26,430	542
Nexen, Inc.	Canada	14,410	466
Petroleo Brasileiro SA, ADR	Brazil	3,600	415
Reliance Industries, Ltd.	India	10,806	790
Saipem SPA	Italy	18,730	750
Suncor Energy, Inc.	Canada	1,038	113

Total			3,524

Financials (2.6%)
Admiral Group PLC	United Kingdom	22,425	490
Anglo Irish Bank Corp. PLC	Ireland	24,815	396
Banco Espirito Santo SA	Portugal	22,155	485
Banco Santander SA	Spain	25,580	552
*Bovespa Holding SA	Brazil	495	10
DLF, Ltd.	India	8,866	242
Hopson Development Holdings, Ltd.	Hong Kong	115,000	318

Asset Allocation Portfolio

Asset Allocation Portfolio

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Housing Development Finance Corp., Ltd.	India	11,202	818
Hypo Real Estate Holding AG	Germany	7,160	377
Julius Baer Holding AG	Switzerland	6,450	533
Manulife Financial Corp.	Canada	15,790	643
Marfin Popular Bank Public Co., Ltd.	Greece	10,015	133
Piraeus Bank SA	Greece	16,355	637
Prudential PLC	United Kingdom	31,655	448
PT Bank Rakyat Indonesia	Indonesia	460,500	363
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	1,029	278
Sun Hung Kai Properties, Ltd.	Hong Kong	11,000	234
*TAG Tegernsee Immobilien und Beteiligungs AG	Germany	17,205	164
The Toronto-Dominion Bank	Canada	4,830	338
UniCredito Italiano SPA	Italy	55,040	456

Total			7,915

Health Care (1.1%)
CSL, Ltd.	Australia	20,670	659
Daiichi Sankyo Co., Ltd.	Japan	19,100	589
Getinge AB	Sweden	15,600	417
Terumo Corp.	Japan	10,200	538
Teva Pharmaceutical Industries, Ltd., ADR	Israel	14,010	651
*William Demant Holding A/S	Denmark	4,430	410

Total			3,264

Industrials (3.3%)
ABB, Ltd., ADR	Switzerland	28,530	821
Alstom	France	3,075	660
Atlas Copco AB	Sweden	22,890	342
BAE Systems PLC	United Kingdom	67,545	668
Bharat Heavy Electricals, Ltd.	India	7,968	524
China Communications Construction Co., Ltd.	China	161,000	422
Companhia de Concessoes Rodoviarias	Brazil	17,780	275
Cosco Corp. Singapore, Ltd.	Singapore	95,000	381
Far Eastern Textile, Ltd.	Taiwan	334,000	392
FLSmidth & Co. A/S	Denmark	5,310	542
Gamuda Berhad	Malaysia	115,700	169
IVRCL Infrastructures and Projects, Ltd.	India	36,745	518
Keppel Corp., Ltd.	Singapore	47,000	424
Komatsu, Ltd.	Japan	9,200	251
Kuehne & Nagel International AG	Switzerland	6,050	579
*LG Corp.	South Korea	5,893	440
*Morphic Technologies AB	Sweden	39,800	122
SembCorp Marine, Ltd.	Singapore	152,400	427
Siemens AG	Germany	4,235	669
*SK Holdings Co., Ltd.	South Korea	1,270	269
*Vestas Wind Systems A/S	Denmark	5,200	561

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials continued
Vinci SA	France	6,285	465

Total			9,921

Information Technology (1.4%)
*Autonomy Corp. PLC	United Kingdom	38,337	674
EVS Broadcast Equipment SA	Belgium	3,290	382
*Gresham Computing PLC	United Kingdom	36,400	40
Kontron AG	Germany	21,450	429
*LG.Philips LCD Co., Ltd.	South Korea	8,840	467
Nippon Electric Glass Co., Ltd.	Japan	26,000	426
Redecard SA	Brazil	12,750	206
*Temenos Group AG	Switzerland	17,648	435
United Internet AG	Germany	13,900	338
VTech Holdings, Ltd.	Hong Kong	34,000	244
Wistron Corp.	Taiwan	289,000	538

Total			4,179

Materials (1.7%)
Anglo American PLC	United Kingdom	9,199	563
BHP Billiton, Ltd.	Australia	17,275	607
Companhia Vale do Rio Doce, ADR	Brazil	19,800	647
Imperial Chemical Industries PLC	United Kingdom	31,764	421
*Intex Resources ASA	Norway	63,255	102
K+S AG	Germany	3,675	873
Lee & Man Paper Manufacturing, Ltd.	Hong Kong	103,200	453
Potash Corp. of Saskatchewan, Inc.	Canada	6,265	902
Syngenta AG	Switzerland	2,420	616

Total			5,184

Other Holdings (0.1%)
Nikkei 225 ETF	Japan	2,090	289

Total			289

Telecommunications (0.9%)
*Bharti Airtel, Ltd.	India	13,760	348
China Mobile, Ltd.	Hong Kong	46,500	822
Telefonica SA	Spain	13,940	452
*Telenor ASA	Norway	23,490	561
Vodafone Group PLC	United Kingdom	121,760	452

Total			2,635

Utilities (0.6%)
Cez	Czech Republic	10,445	783
PT Perusahaan Gas Negara	Indonesia	368,000	601
Veolia Environnement	France	6,240	569

Total			1,953

Total Foreign Common Stocks (Cost: $41,855)			50,952

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.5%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	145,000	146
Boeing Capital Corp., 4.75%, 8/25/08	255,000	256
General Dynamics Corp., 3.00%, 5/15/08	305,000	303
General Dynamics Corp., 4.25%, 5/15/13	70,000	69
L-3 Communications Corp., 6.375%, 10/15/15	245,000	241
L-3 Communications Corp., 7.625%, 6/15/12	105,000	107
Lockheed Martin Corp., 7.65%, 5/1/16	100,000	115
Raytheon Co., 5.50%, 11/15/12	305,000	318

Total		1,555

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	155,000	156
DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	20,000	25

Total		181

Banking (0.9%)
Bank of America Corp., 5.625%, 10/14/16	65,000	65
Bank of America Corp., 5.75%, 12/1/17	40,000	40
Bank of New York Mellon Corp., 4.95%, 11/1/12	45,000	45
Bank One Corp., 5.25%, 1/30/13	235,000	234
Barclays Bank PLC, 5.926%, 12/15/16 144A	115,000	107
BB&T Corp., 4.90%, 6/30/17	20,000	18
BNP Paribas, 5.186%, 6/29/15 144A	10,000	9
Citigroup, Inc., 5.125%, 5/5/14	120,000	117
Citigroup, Inc., 6.125%, 11/21/17	25,000	26
Citigroup, Inc., 8.30%, 12/21/57	15,000	16
Credit Suisse Guernsey, Ltd., 5.86%, 5/15/49	10,000	9
Deutsche Bank AG London, 5.375%, 10/12/12	50,000	51
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	60,000	55
M&I Marshall & Ilsley Bank, 5.25%, 9/4/12	250,000	249
Mellon Funding Corp., 6.375%, 2/15/10	260,000	271
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	199,000	202

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Northern Trust Corp., 5.30%, 8/29/11	45,000	46
PNC Funding Corp., 5.625%, 2/1/17	50,000	49
State Street Bank and Trust Co., 5.30%, 1/15/16	250,000	244
UnionBanCal Corp., 5.25%, 12/16/13	50,000	48
US Bank NA, 4.80%, 4/15/15	90,000	86
Wachovia Corp., 5.35%, 3/15/11	175,000	177
Washington Mutual, Inc., 5.00%, 3/22/12	70,000	61
Wells Fargo Bank NA, 5.75%, 5/16/16	15,000	15
Zions Bancorporation, 5.50%, 11/16/15	125,000	117

Total		2,357

Beverage/Bottling (0.2%)
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	15,000	15
Anheuser-Busch Companies, Inc., 5.95%, 1/15/33	15,000	15
Bottling Group LLC, 4.625%, 11/15/12	25,000	25
Bottling Group LLC, 5.50%, 4/1/16	65,000	66
The Coca-Cola Co., 5.35%, 11/15/17	85,000	87
Constellation Brands, Inc., 7.25%, 9/1/16	90,000	84
Diageo Capital PLC, 4.375%, 5/3/10	45,000	45
PepsiCo, Inc., 4.65%, 2/15/13	30,000	30
PepsiCo, Inc., 5.15%, 5/15/12	10,000	10
SABMiller PLC, 6.20%, 7/1/11 144A	155,000	163

Total		540

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	40,000	39

Total		39

Cable/Media/Broadcasting/ Satellite (0.4%)
CBS Corp., 6.625%, 5/15/11	25,000	26
Clear Channel Communications, Inc., 6.25%, 3/15/11	115,000	104
Comcast Corp., 5.875%, 2/15/18	35,000	35
Comcast Corp., 6.30%, 11/15/17	100,000	104
Comcast Corp., 6.95%, 8/15/37	15,000	16

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/ Satellite continued
Cox Communications, Inc., 4.625%, 1/15/10	45,000	45
Historic TW, Inc., 6.625%, 5/15/29	85,000	84
News America, Inc., 6.15%, 3/1/37	5,000	5
News America, Inc., 6.40%, 12/15/35	35,000	35
News America, Inc., 6.65%, 11/15/37 144A	40,000	41
Rogers Cable, Inc., 5.50%, 3/15/14	275,000	271
Rogers Cable, Inc., 6.25%, 6/15/13	10,000	10
TCI Communications, Inc., 8.75%, 8/1/15	60,000	70
Time Warner Cable, Inc., 5.40%, 7/2/12	40,000	40
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	255,000	258
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	55,000	65
Viacom, Inc., 5.75%, 4/30/11	65,000	66

Total		1,275

Conglomerate/Diversified Manufacturing (0.0%)
United Technologies Corp., 6.35%, 3/1/11	60,000	64

Total		64

Consumer Products (0.2%)
The Clorox Co., 4.20%, 1/15/10	150,000	148
Fortune Brands, Inc., 5.375%, 1/15/16	40,000	38
The Gillette Co., 2.50%, 6/1/08	350,000	347
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	40

Total		573

Electric Utilities (1.4%)
(n)Bruce Mansfield Unit, 6.85%, 6/1/34	30,000	30
Carolina Power & Light, Inc., 5.15%, 4/1/15	25,000	25
Carolina Power & Light, Inc., 6.50%, 7/15/12	20,000	21
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	15,000	15
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	15,000	16
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	10

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
CMS Energy Corp., 6.875%, 12/15/15	100,000	101
Consolidated Edison Co. of New York, 5.375%, 12/15/15	30,000	30
Consolidated Edison Co. of New York, 5.50%, 9/15/16	35,000	35
Consolidated Edison Co. of New York, 6.30%, 8/15/37	20,000	21
Consumers Energy Co., 4.80%, 2/17/09	310,000	310
DTE Energy Co., 7.05%, 6/1/11	380,000	405
Duke Energy Corp., 6.45%, 10/15/32	100,000	104
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	55,000	53
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	52
Exelon Generation Co. LLC, 6.20%, 10/1/17	15,000	15
Florida Power & Light Co., 5.625%, 4/1/34	60,000	58
Florida Power Corp., 4.50%, 6/1/10	178,000	179
FPL Group Capital, Inc., 5.551%, 2/16/08	235,000	235
Indiana Michigan Power, 5.05%, 11/15/14	160,000	153
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	54,900	55
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	100,000	102
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	15,000	15
Monongahela Power Co., 5.70%, 3/15/17 144A	45,000	44
Nevada Power Co., 5.875%, 1/15/15	95,000	94
Nevada Power Co., 6.50%, 5/15/18	95,000	97
Northern States Power Co., 5.25%, 10/1/18	15,000	15
Oncor Electric Delivery Co., 6.375%, 1/15/15	75,000	77
Oncor Electric Delivery Co., 7.00%, 9/1/22	55,000	57
Pacific Gas & Electric Co., 5.80%, 3/1/37	15,000	14
Pacific Gas & Electric Co., 6.05%, 3/1/34	25,000	25
PacifiCorp, 5.45%, 9/15/13	240,000	243
PacifiCorp, 5.75%, 4/1/37	55,000	53
PPL Electric Utilities Corp., 4.30%, 6/1/13	125,000	118
PPL Electric Utilities Corp., 6.25%, 8/15/09	10,000	10
PPL Energy Supply LLC, 6.00%, 12/15/36	25,000	23
Progress Energy, Inc., 6.85%, 4/15/12	60,000	64

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Public Service Co. of Colorado, 5.50%, 4/1/14	110,000	111
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	99
Public Service Electric & Gas Co., 5.70%, 12/1/36	95,000	92
Puget Sound Energy, Inc., 3.363%, 6/1/08	115,000	114
Puget Sound Energy, Inc., 6.274%, 3/15/37	60,000	59
San Diego Gas & Electric Co., 5.30%, 11/15/15	15,000	15
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	10
Sierra Pacific Power Co., 6.75%, 7/1/37	30,000	31
Southern California Edison Co., 5.00%, 1/15/16	115,000	112
Southern California Edison Co., 5.55%, 1/15/37	10,000	9
Southern California Edison Co., 5.625%, 2/1/36	5,000	5
Tampa Electric Co., 6.15%, 5/15/37	25,000	24
Tampa Electric Co., 6.55%, 5/15/36	30,000	31
Toledo Edison Co. 6.15%, 5/15/37	75,000	70
Union Electric Co., 6.40%, 6/15/17	10,000	10
Virginia Electric & Power Co., 5.25%, 12/15/15	210,000	208
Xcel Energy, Inc., 6.50%, 7/1/36	50,000	50

Total		4,024

Electronics (0.0%)
Cisco Systems, Inc., 5.50%, 2/22/16	15,000	15

Total		15

Food Processors (0.2%)
Delhaize Group, 6.50%, 6/15/17	40,000	41
General Mills, Inc., 5.70%, 2/15/17	55,000	54
Kellogg Co., 6.60%, 4/1/11	295,000	313
Kraft Foods, Inc., 6.25%, 6/1/12	165,000	171
Kraft Foods, Inc., 6.50%, 8/11/17	25,000	26
Kraft Foods, Inc., 6.875%, 2/1/38	25,000	26
Smithfield Foods, Inc., 7.75%, 5/15/13	55,000	54

Total		685

Gaming/Lodging/Leisure (0.1%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	40,000	27
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	95,000	94

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Gaming/Lodging/Leisure continued
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	150,000	147

Total		268

Gas Pipelines (0.1%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	130,000	125
El Paso Corp., 7.00%, 6/15/17	25,000	25
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	100,000	106
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	135,000	133
Southern Natural Gas Co., 5.90%, 4/1/17 144A	20,000	20

Total		409

Independent Finance (0.2%)
General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	125,000	105
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	40,000	37
HSBC Finance Corp., 4.125%, 11/16/09	195,000	192
International Lease Finance Corp., 4.75%, 1/13/12	100,000	99
iStar Financial, Inc., 5.15%, 3/1/12	90,000	78

Total		511

Industrials — Other (0.1%)
Centex Corp., 5.45%, 8/15/12	45,000	40
Centex Corp., 7.875%, 2/1/11	15,000	15
DR Horton, Inc., 5.375%, 6/15/12	30,000	26
DR Horton, Inc., 7.875%, 8/15/11	10,000	9
KB Home, 7.75%, 2/1/10	95,000	88
Lennar Corp., 5.95%, 10/17/11	70,000	59

Total		237

Information/Data Technology (0.1%)
Fiserv, Inc., 6.125%, 11/20/12	65,000	66
Fiserv, Inc., 6.80%, 11/20/17	65,000	67
Seagate Technology HDD Holdings, 6.80%, 10/1/16	40,000	39

Total		172

Life Insurance (0.0%)
Prudential Financial, Inc., 5.70%, 12/14/36	25,000	22

Total		22

Machinery (0.1%)
Case Corp., 7.25%, 1/15/16	130,000	130

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Machinery continued
John Deere Capital Corp., 4.50%, 8/25/08	70,000	70

Total		200

Metals/Mining (0.0%)
Alcoa, Inc., 5.72%, 2/23/19	100,000	98
Alcoa, Inc., 5.90%, 2/1/27	55,000	52

Total		150

Mortgage Banking (0.0%)
Countrywide Financial Corp., 5.80%, 6/7/12	40,000	29
Countrywide Home Loans, Inc., 4.125%, 9/15/09	15,000	11
Residential Capital LLC, 6.00%, 2/22/11	130,000	81

Total		121

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14	45,000	44

Total		44

Oil & Gas Field Machines and Services (0.0%)
Pride International, Inc., 7.375%, 7/15/14	45,000	46

Total		46

Oil and Gas (0.4%)
Anadarko Finance Co., 7.50%, 5/1/31	60,000	67
Apache Corp., 6.00%, 1/15/37	20,000	20
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	25,000	25
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	25,000	24
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	46
ConocoPhillips Canada Funding Co., 5.30%, 4/15/12	45,000	46
Devon Energy Corp., 7.95%, 4/15/32	25,000	31
Devon Financing Corp. ULC, 6.875%, 9/30/11	130,000	139
EnCana Corp., 6.50%, 2/1/38	25,000	26
EnCana Corp., 6.625%, 8/15/37	5,000	5
EnCana Holdings Finance Corp., 5.80%, 5/1/14	60,000	61
Hess Corp., 7.125%, 3/15/33	20,000	22
Marathon Oil Corp., 6.60%, 10/1/37	10,000	10
Nexen, Inc., 5.875%, 3/10/35	105,000	99
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	15,000	16
Petro-Canada, 5.95%, 5/15/35	55,000	53

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Pioneer Natural Resource, 6.875%, 5/1/18	110,000	106
Suncor Energy, Inc., 6.50%, 6/15/38	20,000	21
Sunoco, Inc., 5.75%, 1/15/17	65,000	65
Talisman Energy, Inc., 5.85%, 2/1/37	53,000	50
Tesoro Corp., 6.25%, 11/1/12	120,000	120
Tesoro Corp., 6.50%, 6/1/17	140,000	140
Valero Energy Corp., 6.125%, 6/15/17	15,000	15
Valero Energy Corp., 6.625%, 6/15/37	50,000	50
XTO Energy, Inc., 5.30%, 6/30/15	15,000	15
XTO Energy, Inc., 6.75%, 8/1/37	15,000	16

Total		1,288

Other Finance (0.1%)
Capmark Financial Group, 6.30%, 5/10/17 144A	5,000	4
Eaton Vance Corp., 6.50%, 10/2/17	5,000	5
Prudential Financial, Inc., 6.625%, 12/1/37	30,000	30
SLM Corp., 5.375%, 1/15/13	10,000	9
SLM Corp., 5.375%, 5/15/14	35,000	31
SLM Corp., 5.45%, 4/25/11	255,000	235

Total		314

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	50,000	49

Total		49

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11	260,000	255
Bristol-Myers Squibb Co., 5.875%, 11/15/36	5,000	5
Wyeth, 5.95%, 4/1/37	40,000	40

Total		300

Property and Casualty Insurance (0.2%)
Berkley (WR) Corp., 9.875%, 5/15/08	600,000	609
The Progressive Corp., 6.70%, 6/15/37	15,000	14
The Travelers Companies, Inc., 6.25%, 6/15/37	25,000	24

Total		647

Railroads (0.3%)
Burlington North Santa Fe, 6.125%, 3/15/09	240,000	243

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Railroads continued
Burlington North Santa Fe, 6.15%, 5/1/37	25,000	24
Canadian National Railway Co., 5.85%, 11/15/17	5,000	5
Canadian Pacific Railroad Co., 5.95%, 5/15/37	15,000	14
CSX Corp., 5.60%, 5/1/17	15,000	14
CSX Corp., 6.25%, 3/15/18	40,000	40
Norfolk Southern Corp., 6.20%, 4/15/09	45,000	46
Union Pacific Corp., 3.875%, 2/15/09	240,000	238
Union Pacific Corp., 5.65%, 5/1/17	15,000	15
Union Pacific Corp., 5.75%, 11/15/17	10,000	10
Union Pacific Corp., 6.65%, 1/15/11	45,000	47
Union Pacific Corp., 7.375%, 9/15/09	240,000	253

Total		949

Real Estate Investment Trusts (0.4%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	25,000	25
BRE Properties, Inc., 5.50%, 3/15/17	25,000	24
Colonial Realty LP, 6.05%, 9/1/16	20,000	19
Developers Diversified Realty Corp., 5.375%, 10/15/12	80,000	78
Duke Realty LP, 5.95%, 2/15/17	45,000	44
ERP Operating LP, 5.25%, 9/15/14	120,000	114
ERP Operating LP, 5.75%, 6/15/17	25,000	24
First Industrial LP, 5.25%, 6/15/09	50,000	50
HCP, Inc., 6.70%, 1/30/18	10,000	10
Health Care Property Investors, Inc., 6.00%, 1/30/17	25,000	24
HRPT Properties Trust, 5.75%, 11/1/15	65,000	61
ProLogis, 5.50%, 3/1/13	115,000	114
ProLogis, 5.75%, 4/1/16	65,000	61
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	220,000	203
Simon Property Group LP, 5.375%, 6/1/11	195,000	192
Simon Property Group LP, 5.60%, 9/1/11	50,000	50
Simon Property Group LP, 6.10%, 5/1/16	95,000	94

Total		1,187

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Restaurants (0.0%)
Darden Restaurants, Inc., 6.20%, 10/15/17	10,000	10
Darden Restaurants, Inc., 6.80%, 10/15/37	35,000	35
Yum! Brands, Inc., 6.875%, 11/15/37	45,000	45

Total		90

Retail Food and Drug (0.1%)
CVS/Caremark Corp., 4.875%, 9/15/14	60,000	59
CVS/Caremark Corp., 6.125%, 8/15/16	55,000	57
CVS/Caremark Corp., 6.25%, 6/1/27	40,000	40
The Kroger Co., 6.40%, 8/15/17	10,000	10
The Kroger Co., 6.80%, 12/15/18	5,000	5
The Kroger Co., 7.00%, 5/1/18	30,000	32

Total		203

Retail Stores (0.3%)
Costco Wholesale Corp., 5.30%, 3/15/12	15,000	15
Federated Retail Holdings, Inc., 5.35%, 3/15/12	40,000	39
The Home Depot, Inc., 5.875%, 12/16/36	235,000	198
JC Penney Corp., Inc., 5.75%, 2/15/18	5,000	5
JC Penney Corp., Inc., 6.375%, 10/15/36	10,000	9
JC Penney Corp., Inc., 6.875%, 10/15/15	30,000	31
JC Penney Corp., Inc., 7.95%, 4/1/17	40,000	43
Kohl’s Corp., 6.25%, 12/15/17	25,000	25
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	320,000	323
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	10,000	9
May Department Stores Co., 6.65%, 7/15/24	5,000	5
Nordstrom, Inc., 7.00%, 1/15/38	15,000	15
Target Corp., 5.375%, 5/1/17	35,000	34
Target Corp., 5.40%, 10/1/08	215,000	217
Target Corp., 6.50%, 10/15/37	40,000	40

Total		1,008

Security Brokers and Dealers (0.2%)
The Goldman Sachs Group, Inc., 5.15%, 1/15/14	190,000	188
Lehman Brothers Holdings, Inc., 4.80%, 3/13/14	25,000	23

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	45,000	43
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	60,000	58
Lehman Brothers Holdings, Inc., 6.875%, 7/17/37	10,000	10
Lehman Brothers Holdings, Inc., 7.00%, 9/27/27	45,000	46
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	20,000	18
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	180,000	183
Morgan Stanley, 6.25%, 8/9/26	60,000	59

Total		628

Telecommunications (0.5%)
AT&T, Inc., 6.30%, 1/15/38	130,000	132
AT&T Corp., 8.00%, 11/15/31	200,000	246
British Telecom PLC, 8.625%, 12/15/30	35,000	46
Deutsche Telekom International Finance, 5.75%, 3/23/16	35,000	35
Embarq Corp., 6.738%, 6/1/13	50,000	52
Embarq Corp., 7.082%, 6/1/16	35,000	36
Embarq Corp., 7.995%, 6/1/36	10,000	11
France Telecom SA, 8.50%, 3/1/31	55,000	71
Rogers Wireless, Inc., 6.375%, 3/1/14	50,000	52
Sprint Capital Corp., 6.90%, 5/1/19	30,000	30
Sprint Capital Corp., 8.375%, 3/15/12	185,000	200
Sprint Capital Corp., 8.75%, 3/15/32	30,000	34
Telecom Italia Capital, 4.00%, 1/15/10	130,000	127
Telecom Italia Capital, 6.20%, 7/18/11	100,000	103
Verizon Global Funding Corp., 5.85%, 9/15/35	80,000	78
Vodafone Group PLC, 5.50%, 6/15/11	160,000	162

Total		1,415

Tobacco (0.1%)
Reynolds America, Inc., 6.75%, 6/15/17	15,000	15
Reynolds America, Inc., 7.25%, 6/15/37	15,000	15
Reynolds America, Inc., 7.625%, 6/1/16	115,000	123

Total		153

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Vehicle Parts (0.0%)
Johnson Controls, Inc., 5.25%, 1/15/11	45,000	45
Johnson Controls, Inc., 5.50%, 1/15/16	45,000	44
Johnson Controls, Inc., 6.00%, 1/15/36	30,000	29

Total		118

Yankee Sovereign (0.0%)
United Mexican States, 5.625%, 1/15/17	110,000	111

Total		111

Total Investment Grade Segment (Cost: $22,220)		21,948

Governments (4.6%)

Governments (4.6%)
Housing & Urban Development, 6.08%, 8/1/13	100,000	107
(f)Japan Government, 0.70%, 10/15/08	43,550,000	391
Overseas Private Investment, 4.10%, 11/15/14	87,600	89
(e)Tennessee Valley Authority Stripped, 0.00%, 4/15/42	1,000,000	867
US Treasury, 3.125%, 11/30/09	2,259,000	2,261
US Treasury, 3.375%, 11/30/12	3,410,000	3,398
US Treasury, 3.75%, 5/15/08	66,000	66
US Treasury, 3.875%, 10/31/12	80,000	82
US Treasury, 4.00%, 8/31/09	812,000	824
US Treasury, 4.25%, 9/30/12	525,000	543
US Treasury, 4.25%, 11/15/17	2,335,000	2,376
US Treasury, 4.625%, 7/31/09	479,000	490
US Treasury, 4.625%, 7/31/12	1,753,000	1,841
US Treasury, 4.75%, 2/15/37	235,000	246
US Treasury Inflation Index Bond, 2.625%, 7/15/17	278,216	300

Total Governments (Cost: $13,729)		13,881

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products (9.0%)
AEP Texas Central Transition Funding, 5.306%, 7/21/21	1,183,000	1,131
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.441%, 2/14/43	—	3,423,331
148
IO
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	105,435	105
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	129,696	131
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.659%, 5/10/17	151,000	154
Banc of America Funding Corp., Series 2007-1, Class TA1A, 5.38%, 1/25/37	202,205	195
Banc of America Funding Corp., Series 2007-4, Class TA1A, 4.955%, 5/25/37	247,798	245
Banc of America Mortgage Securities, Series 2004-G, Class 2A6, 4.657%, 8/25/34	288,000	288
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.54432%, 6/25/34	645,000	637
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	140,000	138
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	123,649	123
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	106,666	106
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 6/10/17	336,000	346

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	80,410	81
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	87,683	87
Credit Suisse Mortgage Capital Certificate, Series 2007-5, Class 3A19, 6.00%, 7/25/36	154,732	154
Fannie Mae Whole Loan, 6.25%, 5/25/42	408,196	424
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	135,525	130
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	196,318	193
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	440,046	432
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	291,603	292
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	41,601	42
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	145,264	146
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	154,173	154
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	54,764	55
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	155,437	157
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	27,254	28
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	216,176	219
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	590,180	597
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	127,863	128
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	820,147	818
Federal Home Loan Mortgage Corp., 5.50%, 11/1/37	223,320	223
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, Series K001, Class A2, 5.65%, 4/25/16	480,297	493

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.50%, 6/1/19	377,832	372
Federal National Mortgage Association, 4.50%, 12/1/19	42,909	42
Federal National Mortgage Association, 4.50%, 7/1/20	235,355	231
Federal National Mortgage Association, 5.00%, 3/1/20	180,322	181
Federal National Mortgage Association, 5.00%, 4/1/20	71,366	71
Federal National Mortgage Association, 5.00%, 5/1/20	294,453	295
Federal National Mortgage Association, 5.00%, 11/1/34	985,601	963
Federal National Mortgage Association, 5.00%, 4/1/35	154,478	151
Federal National Mortgage Association, 5.00%, 7/1/35	426,234	416
Federal National Mortgage Association, 5.00%, 10/1/35	78,034	76
Federal National Mortgage Association, 5.17%, 1/1/16	210,984	215
Federal National Mortgage Association, 5.284%, 4/1/16	571,273	585
Federal National Mortgage Association, 5.32%, 4/1/14	137,955	142
Federal National Mortgage Association, 5.38%, 1/1/17	151,000	155
Federal National Mortgage Association, 5.50%, 4/1/21	173,530	176
Federal National Mortgage Association, 5.50%, 10/1/34	541,922	542
Federal National Mortgage Association, 5.50%, 3/1/35	179,566	180
Federal National Mortgage Association, 5.50%, 7/1/35	71,739	72
Federal National Mortgage Association, 5.50%, 8/1/35	123,697	124
Federal National Mortgage Association, 5.50%, 9/1/35	1,219,569	1,219
Federal National Mortgage Association, 5.50%, 10/1/35	1,300,598	1,299

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 11/1/35	923,847	924
Federal National Mortgage Association, 5.50%, 2/1/37	809,717	809
Federal National Mortgage Association, 6.00%, 10/1/34	525,779	535
Federal National Mortgage Association, 6.00%, 11/1/34	381,088	388
Federal National Mortgage Association, 6.00%, 5/1/35	14,846	15
Federal National Mortgage Association, 6.00%, 6/1/35	3,646	4
Federal National Mortgage Association, 6.00%, 7/1/35	197,161	200
Federal National Mortgage Association, 6.00%, 10/1/35	149,955	152
Federal National Mortgage Association, 6.00%, 11/1/35	328,594	334
Federal National Mortgage Association, 6.00%, 9/1/36	253,089	257
Federal National Mortgage Association, 6.50%, 9/1/31	43,455	45
Federal National Mortgage Association, 6.50%, 11/1/35	140,663	145
Federal National Mortgage Association, 6.50%, 12/1/35	218,042	224
Federal National Mortgage Association, 6.50%, 4/1/36	98,616	101
Federal National Mortgage Association, 6.50%, 11/1/36	23,119	24
Federal National Mortgage Association, 6.50%, 12/1/36	85,725	88
Federal National Mortgage Association, 6.50%, 2/1/37	83,836	86
Federal National Mortgage Association, 6.50%, 3/1/37	361,740	372
Federal National Mortgage Association, 6.50%, 7/1/37	225,439	232
Federal National Mortgage Association, 6.50%, 8/1/37	1,399,846	1,439
Federal National Mortgage Association — Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	555,000	564

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(n)Final Maturity Amortizing Notes, 4.45%, 8/25/12	397,939	398
First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class B4, 5.621%, 5/25/34	223,665	224
First Union — Lehman Brothers Commercial Mortgage Pass-Through	18,620	19
Certificates, Series 1997-C2, 6.79%, 11/18/19
Freddie Mac, Series 2840, Class LK, 6.00%, 11/15/17	167,362	172
Freddie Mac, Series 3065, Class TN, 4.50%, 10/15/33	112,570	111
(n)Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	108,141	108
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.56%, 11/10/39	413,000	419
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	89,529	94
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 4.935%, 1/25/37	242,140	238
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.750%, 6/15/50	147,000	151
TBW Mortgage Backed Pass-Through Certificates, Series 2007-1, Class A1, 4.955%, 3/25/37	207,347	206
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	479,768	464
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 4.975%, 3/25/37	154,337	149
WAMU Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	247,203	244
WAMU Mortgage Pass-Through Certificates, Series 2003-AR10, Class A6, 4.056%, 10/25/33	156,000	155
Washington Mutual Mortgage Pass-Through, Series 2006-6, Class 4A, 6.693%, 11/25/34	95,980	98
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	437,000	434

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class - 1A1, 5.50%, 11/25/35	231,136	228
Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	265,671	261

Total Structured Products (Cost: $27,106)		27,218

Below Investment Grade Segment (7.6%)

Aerospace/Defense (0.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	55,000	57
DRS Technologies, Inc., 7.625%, 2/1/18	55,000	56
Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.50%, 4/1/15 144A	32,000	32
(c)Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15 144A	62,000	61
L-3 Communications Corp., 6.375%, 10/15/15	165,000	163

Total		369

Autos/Vehicle Parts (0.4%)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	78,000	70
Cooper Tire & Rubber Co., 8.00%, 12/15/19	60,000	56
Ford Motor Co., 7.45%, 7/16/31	160,000	119
Ford Motor Credit Co., 8.00%, 12/15/16	100,000	85
Ford Motor Credit Co., 8.625%, 11/1/10	55,000	51
Ford Motor Credit Co., 9.875%, 8/10/11	225,000	213
General Motors Corp., 8.375%, 7/15/33	155,000	125
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11	29,000	30
Lear Corp., 8.50%, 12/1/13	25,000	23
Lear Corp., 8.75%, 12/1/16	64,000	58
Tenneco, Inc., 8.125%, 11/15/2015 144A	20,000	20
TRW Automotive, Inc., 7.25%, 3/15/17 144A	95,000	85
Visteon Corp., 8.25%, 8/1/10	185,000	164

Total		1,099

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (0.8%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	119,000	93
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	110,000	82
Arch Western Finance LLC, 6.75%, 7/1/13	110,000	107
Berry Plastics Holding Corp., 8.875%, 9/15/14	40,000	38
Bowater Canada Finance, 7.95%, 11/15/11	50,000	40
Cascades, Inc., 7.25%, 2/15/13	35,000	33
Catalyst Paper Corp., 8.625%, 6/15/11	30,000	25
Crown Americas, Inc., 7.625%, 11/15/13	71,000	73
Crown Americas, Inc., 7.75%, 11/15/15	50,000	52
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	155,000	177
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	115,000	122
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	240,000	256
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	137,000	133
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	52,000	51
Graphic Packaging International Corp., 9.50%, 8/15/13	65,000	64
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	145,000	157
Huntsman LLC, 11.50%, 7/15/12	50,000	55
Invista, 9.25%, 5/1/12 144A	55,000	57
Massey Energy Co., 6.625%, 11/15/10	80,000	78
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	35,000	32
(c)Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	40,000	37
Mosaic Global Holdings, Inc., 7.375%, 12/1/14 144A	25,000	27
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	65,000	70
New Page Corp., 10.00%, 5/1/12 144A	55,000	55
Norampac, Inc., 6.75%, 6/1/13	45,000	41
Novelis, Inc., 7.25%, 2/15/15	47,000	44
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	66,000	66
Peabody Energy Corp., 7.375%, 11/1/16	70,000	72

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Peabody Energy Corp., 7.875%, 11/1/26	90,000	91
Smurfit-Stone Container, 8.375%, 7/1/12	70,000	69
Stone Container, 8.00%, 3/15/17	55,000	53

Total		2,350

Builders/Building Materials (0.0%)
KB Home, 7.75%, 2/1/10	90,000	83
K. Hovnanian Enterprises, 7.75%, 5/15/13	80,000	45

Total		128

Capital Goods (0.2%)
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	40,000	35
Case New Holland, Inc., 7.125%, 3/1/14	100,000	100
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	45
Rental Service Corp., 9.50%, 12/1/14	88,000	79
SPX Corp., 7.625%, 12/15/14, 144A	75,000	77
Terex Corp., 8.00%, 11/15/17	85,000	86
United Rentals North America, Inc., 6.50%, 2/15/12	165,000	149

Total		571

Consumer Products/Retailing (0.3%)
Albertson’s, Inc., 7.25%, 5/1/13	105,000	107
Claire’s Stores, Inc., 10.50%, 6/1/17 144A	80,000	43
Claire’s Stores, Inc., 9.25%, 6/1/15 144A	30,000	21
Education Management LLC, 10.25%, 6/1/16	85,000	88
GSC Holdings Corp., 8.00%, 10/1/12	80,000	83
Jostens IH Corp., 7.625%, 10/1/12	37,000	37
Levi Strauss & Co., 8.875%, 4/1/16	90,000	87
Michaels Stores, Inc., 11.375%, 11/1/16	60,000	55
Oxford Industries, Inc., 8.875%, 6/1/11	118,000	118
Phillips Van Heusen Corp., 8.125%, 5/1/13	50,000	51
Rite Aid Corp., 7.50%, 3/1/17	86,000	76
Rite Aid Corp., 8.625%, 3/1/15	31,000	25
Rite Aid Corp., 9.375%, 12/15/15	45,000	37
SUPERVALU, Inc., 7.50%, 11/15/14	80,000	82

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Warnaco, Inc., 8.875%, 6/15/13	50,000	51

Total		961

Energy (0.8%)
AmeriGas Partners LP, 7.25%, 5/20/15	80,000	78
Basic Energy Services, Inc., 7.125%, 4/15/16	95,000	89
Chaparral Energy, Inc., 8.875%, 2/1/17 144A	90,000	81
Chesapeake Energy Corp., 6.375%, 6/15/15	58,000	56
Chesapeake Energy Corp., 6.625%, 1/15/06	99,000	97
Chesapeake Energy Corp., 7.50%, 9/15/13	45,000	46
Chesapeake Energy Corp., 7.625%, 7/15/13	50,000	52
Cimarex Energy Co., 7.125%, 5/1/17	20,000	20
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	33,000	33
Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	55,000	56
Complete Production Services, Inc., 8.00%, 12/15/16	60,000	58
Connacher Oil & Gas, 10.25%, 12/15/15 144A	60,000	60
Denbury Resources, Inc., 7.50%, 12/15/15	60,000	61
El Paso Corp., 7.75%, 1/15/32	90,000	91
Forest Oil Corp., 7.25%, 6/15/19 144A	55,000	55
Helix Energy Solutions, 9.50%, 1/15/16 144A	100,000	102
Key Energy Services, Inc., 8.375%, 12/1/14 144A	85,000	87
Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	50,000	45
Knight, Inc., 6.50%, 9/1/12	85,000	84
Mariner Energy, Inc., 8.00%, 5/15/17	59,000	56
Newfield Exploration Co., 6.625%, 9/1/14	15,000	15
Newfield Exploration Co., 6.625%, 4/15/16	65,000	64
OPTI Canada, Inc., 8.25%, 12/15/14 144A	135,000	134
Petrohawk Energy Corp., 9.125%, 7/15/13	113,000	119
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	51,000	47
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	42,000	38
Plains Exploration & Production Co., 7.00%, 3/15/17	55,000	53

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Plains Exploration & Production Co., 7.75%, 6/15/15	75,000	75
Range Resources Corp., 6.375%, 3/15/15	72,000	70
Range Resources Corp., 7.50%, 5/15/16	15,000	15
Seitel, Inc., 9.75%, 2/15/14	20,000	17
Sesi LLC, 6.875%, 6/1/14	85,000	82
Sonat, Inc., 7.625%, 7/15/11	25,000	26
Stallion Oilfield Services/Stallion Oilfield Finance Corp., 9.75%, 2/1/15	41,000	38
144A
Tesoro Corp., 6.625%, 11/1/15	115,000	114
W&T Offshore, Inc., 8.25%, 6/15/14 144A	85,000	80
Whiting Petroleum Corp., 7.25%, 5/1/13	108,000	106
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17	40,000	41

Total		2,441

Financials (0.3%)
Crum & Forster Holdings Corp., 7.75%, 5/1/17	64,000	63
E*Trade Financial Corp., 7.375%, 9/15/13	5,000	4
E*Trade Financial Corp., 7.875%, 12/1/15	45,000	34
E*Trade Financial Corp., 8.00%, 6/15/11	55,000	48
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	150,000	131
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	305,000	256
LaBranche & Co., Inc., 9.50%, 5/15/09	25,000	25
LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	37
Nuveen Investments, Inc. 10.50%, 11/15/15 144A	65,000	65
Residential Capital LLC, 6.875%, 6/30/15	75,000	45
Residential Capital LLC, 6.50%, 4/17/13	75,000	46
Residential Capital LLC, 8.544%, 4/17/09 144A	95,000	47
SLM Corp., 5.375%, 5/15/14	110,000	98
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	60,000	62

Total		961

Foods (0.3%)
Constellation Brands, Inc., 8.375%, 12/15/14	40,000	40

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Foods continued
Constellation Brands, Inc., 7.25%, 5/15/17 144A	70,000	65
Dean Foods Co., 7.00%, 6/1/16	75,000	67
Dole Foods Co., 8.625%, 5/1/09	185,000	178
Pilgrim’s Pride Corp., 7.625%, 5/1/15	69,000	68
Pilgrim’s Pride Corp., 8.375%, 5/1/17	33,000	32
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17 144A	110,000	95
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	55,000	50
Smithfield Foods, Inc., 7.75%, 5/15/13	83,000	82
Smithfield Foods, Inc., 7.75%, 7/1/17	60,000	58
Constellation Brands, Inc., 7.25%, 9/1/16	80,000,000	75

Total		810

Gaming/Leisure/Lodging (0.6%)
AMC Entertainment, Inc., 11.00%, 2/1/16	99,000	104
American Casino & Entertainment, 7.85%, 2/1/12	60,000	62
Boyd Gaming Corp., 7.75%, 12/15/12	100,000	101
Corrections Corp. of America, 6.25%, 3/15/13	111,000	109
Felcor Lodging LP, 8.50%, 6/1/11	83,000	87
Hertz Corp., 8.875%, 1/1/14	95,000	96
Host Marriot LP, 7.125%, 11/1/13	210,000	211
Mandalay Resort Group, 9.375%, 2/15/10	50,000	52
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	110,000	111
MGM Mirage, Inc., 6.75%, 9/1/12	105,000	102
MGM Mirage, Inc., 7.50%, 6/1/16	145,000	144
Mohegan Tribal Gaming, 6.875%, 2/15/15	65,000	61
Park Place Entertainment Corp., 8.125%, 5/15/11	135,000	126
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 144A	50,000	45
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	65,000	64

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Seminole Hard Rock Entertainment, 7.49%, 3/15/14 144A	45,000	43
Station Casinos, Inc., 6.625%, 3/15/18	45,000	31
Station Casinos, Inc., 6.875%, 3/1/16	45,000	33
Universal City Development Corp., 11.75%, 4/1/10	44,000	46
Universal City Florida, 8.375%, 5/1/10	33,000	33
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	75,000	74
Wynn Las Vegas LLC, 6.625%, 12/1/14	155,000	152

Total		1,887

Health Care/Pharmaceuticals (0.5%)
Community Health Systems, Inc., 8.875%, 7/15/15	180,000	183
FMC Finance III SA, 6.875%, 7/15/17 144A	105,000	105
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	30,000	31
HCA, Inc., 6.75%, 7/15/13	75,000	67
HCA, Inc., 9.125%, 11/15/14	58,000	60
HCA, Inc., 9.25%, 11/15/16	233,000	244
(c)HCA, Inc., 9.625%, 11/15/16	87,000	92
Health Management Associates, Inc., 6.125%, 4/15/16	85,000	74
PTS Acquisition Corp., 9.50%, 4/15/15 144A	79,000	73
Senior Housing Properties Trust, 8.625%, 1/15/12	45,000	48
Service Corp. International, 6.75%, 4/1/15	70,000	69
Service Corp. International, 6.75%, 4/1/16	60,000	58
Service Corp. International, 7.375%, 10/1/14	15,000	15
Tenet Healthcare Corp., 7.375%, 2/1/13	85,000	74
Tenet Healthcare Corp., 9.875%, 7/1/14	50,000	48
US Oncology, Inc., 9.00%, 8/15/12	60,000	59
Ventas Realty LP/Capital Corp., 6.50%, 6/1/16	25,000	25
Ventas Realty LP/Capital Corp., 9.00%, 5/1/12	50,000	54

Total		1,379

Media (0.8%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	125,000	122
Charter Communications Holdings LLC, 11.00%, 10/1/15	125,000	102

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Media continued
Charter Communications Holdings LLC, 11.75%, 5/15/14	205,000	130
CSC Holdings, Inc., 7.625%, 4/1/11	150,000	149
CSC Holdings, Inc., 7.875%, 2/15/18	127,000	119
CSC Holdings, Inc., 8.125%, 7/15/09	60,000	61
CSC Holdings, Inc., 8.125%, 8/15/09	30,000	31
Echostar DBS Corp., 7.00%, 10/1/13	85,000	86
EchoStar DBS Corp., 7.125%, 2/1/16	30,000	31
Idearc, Inc., 8.00%, 11/15/16	286,000	261
Intelsat Bermuada, Ltd., 8.50%, 1/15/13	60,000	60
Intelsat Bermuada, Ltd., 10.829%, 6/15/13	65,000	67
Intelsat Bermuada, Ltd., 11.25%, 6/15/16	111,000	115
Kabel Deutschland GMBH, 10.625%, 7/1/14	60,000	63
Lamar Media Corp., 6.625%, 8/15/15	75,000	73
Lamar Media Corp., 6.625%, 8/15/15 144A	25,000	24
LIN Television Corp., 6.50%, 5/15/13	90,000	85
Mediacom Broadband LLC 8.50%, 10/15/15	85,000	75
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	30,000	27
Quebecor Media, 7.75%, 3/15/16 144A	90,000	86
R.H. Donnelley Corp., 6.875%, 1/15/13	280,000	250
R.H. Donnelley Corp., 8.875%, 1/15/16	35,000	33
R.H. Donnelley Corp., 8.875%, 10/15/17 144A	60,000	56
(c)Univision Communications, 9.75%, 3/15/15 144A	150,000	137
Videotron Ltee, 6.375%, 12/15/15	25,000	23
Videotron Ltee, 6.875%, 1/15/14	20,000	20

Total		2,286

Real Estate (0.1%)
American Real Estate Partners LP, 7.125%, 2/15/13	20,000	19
American Real Estate Partners LP, 7.125%, 2/15/13 144A	90,000	84
The Rouse Co., 7.20%, 9/15/12	85,000	81

Total		184

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Services (0.1%)
Allied Waste North America, Inc., 6.875%, 6/1/17	70,000	68
Allied Waste North America, Inc., 7.25%, 3/15/15	70,000	70
ARAMARK Corp., 8.50%, 2/1/15	105,000	107
ARAMARK Corp., 8.411%, 2/1/15	30,000	29
Realogy Corp., 10.50%, 4/15/14 144A	55,000	41
Realogy Corp., 12.375%, 4/15/15 144A	75,000	47
WCA Waste Corp., 9.25%, 6/15/14	65,000	66

Total		428

Structured Product (1.0%)
CDX North America High Yield, 7.50%, 6/29/12	160,000	156
CDX North America High Yield, 8.75%, 12/29/12	3,000,000	2,959

Total		3,115

Technology (0.3%)
First Data Corp., 9.875%, 9/24/15 144A	160,000	148
Flextronics International, Ltd., 6.50%, 5/15/13	75,000	73
Freescale Semiconductor, Inc., 8.875%, 12/15/14	80,000	71
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14	99,000	84
Freescale Semiconductor, Inc., 10.125%, 12/15/16	25,000	21
NXP BV, 7.875%, 10/15/14	60,000	57
NXP BV, 9.50%, 10/15/15	50,000	46
Sabre Holdings Corp., 6.35%, 3/15/16	75,000	67
Stats Chippac, Inc., 6.75%, 11/15/11	43,000	43
Sungard Data Systems, Inc., 9.125%, 8/15/13	95,000	97
Travelport LLC, 11.875%, 9/1/16	65,000	69

Total		776

Telecommunications (0.3%)
(c)(n)Alltel Communications, Inc., 10.375%, 12/1/17 144A	85,000	79
American Tower Corp., 7.00%, 10/15/17, 144A	65,000	65
Citizens Communications, 9.00%, 8/15/31	165,000	165
Citizens Communications, 9.25%, 5/15/11	145,000	157
Qwest Capital Funding, Inc., 7.90%, 8/15/10	65,000	66

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Qwest Communications International, Inc., 7.50%, 11/1/08	25,000	25
Qwest Corp., 6.50%, 6/1/17	85,000	81
Qwest Corp., 7.50%, 10/1/14	16,000	16
Qwest Corp., 7.875%, 9/1/11	67,000	70
Rogers Wireless, Inc., 8.00%, 12/15/12	74,000	77
Windstream Corp., 7.00%, 3/15/19	55,000	52
Windstream Corp., 8.125%, 8/1/13	85,000	88
Windstream Corp., 8.625%, 8/1/16	95,000	100

Total		1,041

Transportation (0.1%)
American Railcar Industries, Inc., 7.50%, 3/1/14	55,000	52
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	67,000	70
Kansas City Southern de Mexico, 7.625%, 12/1/13	35,000	35
Kansas City Southern de Mexico, 7.375%, 6/1/14 144A	95,000	92
Stena AB, 7.50%, 11/1/13	190,000	187

Total		436

Utilities (0.6%)
The AES Corp., 7.75%, 10/15/15 144A	50,000	51
The AES Corp., 8.00%, 10/15/17 144A	65,000	66
The AES Corp., 9.375%, 9/15/10	160,000	168
Aquila, Inc., 9.95%, 2/1/11	6,000	6
Dynegy Holdings, Inc., 7.50%, 6/1/15	45,000	42
Dynegy Holdings, Inc., 7.75%, 6/1/19	65,000	60
Dynegy Holdings, Inc., 8.375%, 5/1/16	65,000	64
Edison Mission Energy, 7.00%, 5/15/17	125,000	123
Edison Mission Energy, 7.20%, 5/15/19	149,000	146
Elwood Energy LLC, 8.159%, 7/5/26	96,858	97
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	85,000	85
Indiantown Cogeneration LP, Series A-10, 9.77%, 12/15/20	165,000	185
Intergen NV, 9.00%, 6/30/17 144A	90,000	95

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
NRG Energy, Inc., 7.25%, 2/1/14	65,000	63
NRG Energy, Inc., 7.375%, 2/1/16	30,000	29
NRG Energy, Inc., 7.375%, 1/15/17	116,000	113
NSG Holdings LLC, 7.75%, 12/15/25 144A	81,000	81
PSEG Energy Holdings LLC, 8.50%, 6/15/11	22,000	23
Sierra Pacific Resources, 8.625%, 3/15/14	27,000	29
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 144A	265,000	263

Total		1,789

Total Below Investment Grade Segment (Cost: $23,740)		23,011

Money Market Investments (13.5%)	Shares/ $ Par	Value $ (000’s)

Autos (3.0%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	3,000,000	2,995
(b)Fcar Owner Trust I, 6.00%, 1/22/08	3,000,000	2,990
New Center Asset Trust, 6.00%, 1/18/08	3,000,000	2,992

Total		8,977

Federal Government and Agencies (6.5%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,500,000	1,490
(b)Federal Home Loan Bank, 4.25%, 1/2/08	18,488,000	18,485

Total		19,975

Finance Lessors (1.0%)
Windmill Funding Corp., 5.70%, 1/14/08	3,000,000	2,994

Total		2,994

Finance Services (1.0%)
Bryant Park Funding LLC, 5.25%, 1/22/08	3,000,000	2,991

Total		2,991

Money Market Investments (13.5%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (1.0%)
Park Avenue Receivables, 4.80%, 1/25/08	3,000,000	2,990

Total		2,990

Short Term Business Credit(1.0%)
Sheffield Receivables, 5.90%, 1/11/08	3,000,000	2,995

Total		2,995

Total Money Market Investments (Cost: $40,922)		40,922

Total Investments (99.7%) (Cost $273,080)(a)		301,334

Other Assets, Less Liabilities (0.3%)		958

Net Assets (100.0%)		302,292

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $5,795, representing 1.92% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $273,367 and the net unrealized appreciation of investments based on that cost was $27,967 which is comprised of $35,251 aggregate gross unrealized appreciation and $7,284 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2007, $19,541)	53	3/08	$32
US Ten Year Treasury Note (Long) (Total Notional Value at December 31, 2007, $902)	8	3/08	$5

(c)	PIK — Payment In Kind

(e)	Step bond security that presently receives no coupon payments.

At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $615 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Benchmark Definitions

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Lehman Brothers Global Aggregate — Credit Component, Hedged USD, Merrill Lynch Global High-Yield BB-B Rated Constrained Index and JPMorgan EMBI Global — The benchmark is an equally weighted blend of the following three indexes: Lehman Brothers Global Aggregate — Credit Component, Hedged USD, Merrill Lynch Global High Yield BB-B Rated Constrained Index and JPMorgan EMBI Global. The Lehman Brothers Global Aggregate — Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Blended Composite — The Asset Allocation Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000 Index (50%), the S&P/Citigroup PMI (Primary Market Index) Global ex. US Index (15%), the Citigroup U.S. Broad Investment Grade Bond Index (25%), and the Citigroup High Yield Cash Pay Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000 Index (40%), the S&P/Citigroup PMI (Primary Market Index) Global ex. US Index (10%), the Citigroup U.S. Broad Investment Grade Bond Index (45%) and the Citigroup High Yield Cash Pay Index (5%).

Citigroup High Yield Cash Pay Index — The Citigroup High Yield Cash Pay Index is an unmanaged index that captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

Citigroup U.S. Broad Investment Grade Bond Index — The Citigroup U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer.

Citigroup U.S. Inflation-Linked Securities Index — The Citigroup U.S. Inflation-Linked Securities Index is an unmanaged index designed to track the performance of U.S. Treasury and Inflation-Protected Securities (TIPS) with fixed-rate coupon payments that are adjusted for inflation as measured by the Consumer Price Index (CPI). The index is market capitalization weighted and includes U.S. Treasury Inflation-Protected issues with a maturity of one year or longer.

Lehman Brothers U.S. Aggregate 1-3 Years Index — The Lehman Brothers U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Lehman Brothers U.S. Aggregate Index — The Lehman Brothers U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index — The Lehman Brothers U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lehman Brothers Global Credit Hedged US Index — The Lehman Brothers Global Credit Hedged US Index is an unmanaged index composed of investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged bases (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Lehman Brothers Long-Term U.S. Treasury Index — The Lehman Brothers Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Benchmark Definitions

Benchmark Definitions

Lipper Variable Insurance Products (VIP) Average — Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Merrill Lynch 3-Month T-Bill Index — The Merrill Lynch 3-Month T-Bill Index is an unmanaged index comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month the issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closes to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected.

Morgan Stanley Capital International EAFE (Europe-Australia-Far-East) Index — The Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI All Country World (ex-US) Index — The MSCI All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance in the developed and emerging markets, excluding the U.S.

MSCI Emerging Markets Index — The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000 Growth Index — The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000 Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investible U.S. equity market).

Russell 1000 Value Index — The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000 Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investible U.S. equity market).

Russell 2000 Growth Index — The Russell 2000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000 Value Index — The Russell 2000 Value Index is an unmanaged index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2500 Index — The Russell 2500 Index is an unmanaged index that measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index — The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.

Russell MidCap Growth Index — The Russell MidCap Growth Index is an unmanaged index that measures the performance of the Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell MidCap Value Index — The Russell MidCap Value Index is an unmanaged index that measures the performance of the Russell MidCap companies with lower price-to-book and lower forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

S&P 500 Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P/Citigroup PMI Global ex US Index — The S&P/Citigroup PMI Global ex US Index is an unmanaged, capitalization-weighted index that measures the performance of the Primary Market Index (PMI), which includes companies in the top 80% of the S&P/Citigroup Broad Market Index (BMI) Global, by capitalization. The S&P/Citigroup Broad Market Index (BMI) Global includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization.

S&P MidCap 400 Index — The Standard & Poor’s MidCap 400 Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600 Index — The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions

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Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2007

(in thousands)

	Growth Stock Portfolio	Janus Capital Appreciation Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Large Cap Blend Portfolio	Index 500 Stock Portfolio	American Century Large Company Value Portfolio
Assets
Investments, at Value (1)	$747,745	$230,016	$555,390	$34,976	$2,087,273	$32,760
Cash & Cash Equivalents	35	—	4	55	124	1
Foreign Currency, at Value (2)	—	—	—	—	—	—
Cash Collateral for Derivative Positions	—	—	—	—	—	—
Due From Sale of Fund Shares	304	615	193	33	916	47
Due From Sale of Securities	1,079	—	1,811	—	12,129	190
Due From Sale of Foreign Currency	—	—	—	—	—	—
Due From Investment Advisor	—	—	—	—	—	—
Futures Variation Margin	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Dividends and Interest Receivables	688	21	578	46	3,037	41

Total Assets	749,851	230,652	557,976	35,110	2,103,479	33,039

Liabilities
Due on Purchase of Securities	993	23	620	131	12,118	294
Payable for Collateral on Securities on Loan (3)	—	—	—	—	—	—
Payable for Securities Sold Short	—	—	—	—	—	—
Due on Purchase of Foreign Currency	—	—	—	—	—	—
Due on Redemption of Fund Shares	195	29	180	2	2,020	4
Due to Investment Advisor	268	146	203	26	358	23
Accrued Expenses	16	17	16	16	18	16
Outstanding Options Written, at Fair Value	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Futures Variation Margin	50	—	62	—	130	7

Total Liabilities	1,522	215	1,081	175	14,644	344

Net Assets	$748,329	$230,437	$556,895	$34,935	$2,088,835	$32,695

Represented By:
Aggregate Paid in Capital (7), (8)	$558,594	$163,277	$524,668	$37,740	$1,331,110	$35,072
Undistributed Net Investment Income (Loss)	6,332	764	7,217	1	38,166	4
Undistributed Accumulated Net Realized Gain (Loss) on Investments	39,325	5,723	(85,302)	(462)	46,435	28
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	144,064	60,673	110,253	(2,344)	673,095	(2,393)
Futures Contracts	14	—	59	—	29	(16)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Assets for Shares Outstanding (8)	$748,329	$230,437	$556,895	$34,935	$2,088,835	$32,695

Net Asset Value, Offering and Redemption Price per Share	$2.49	$2.05	$1.45	$0.93	$3.26	$0.93

(1) Investments, at cost	$603,681	$169,343	$445,137	$37,320	$1,414,178	$35,153
(2) Foreign Currency, at cost	—	—	—	—	—	—
(3) Securities on Loan	—	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—	—
(5) Premiums Paid on Swap Contracts	—	—	—	—	—	—
(6) Premiums Received from Swap Contracts	—	—	—	—	—	—
(7) Shares Outstanding	300,806	112,567	382,936	37,762	641,507	35,208
(8) Shares authorized, $.01 par value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	AllianceBernstein Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	T. Rowe Price Small Cap Value Portfolio

$438,551	$211,711	$1,295,330	$559,151	$114,806	$543,372	$24,067	$337,552
77	50	50	169	41	142	98	172
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
490	324	541	282	98	271	41	233
—	792	—	5,965	—	621	849	527
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,096	394	580	357	112	20	26	399

440,214	213,271	1,296,501	565,924	115,057	544,426	25,081	338,883

18	631	764	7,241	428	—	962	295
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
75	78	382	269	75	146	—	351
210	117	568	120	83	251	6	246
15	17	16	20	16	19	17	18
—	—	—	—	—	—	—	—
—	—	—	—	—	—	57	—
—	—	68	138	—	24	—	—

318	843	1,798	7,788	602	440	1,042	910

$439,896	$212,428	$1,294,703	$558,136	$114,455	$543,986	$24,039	$337,973

$412,516	$196,540	$940,812	$412,967	$112,214	$436,726	$25,705	$264,541
10,731	70	3,036	7,713	—	722	—	2,251
30,551	3,698	136,674	45,980	2,159	79,626	37	24,809

(13,902)	12,120	213,978	91,195	82	26,308	(1,660)	46,372
—	—	203	281	—	604	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(43)	—
—	—	—	—	—	—	—	—

$439,896	$212,428	$1,294,703	$558,136	$114,455	$543,986	$24,039	$337,973

$1.15	$1.38	$3.68	$1.60	$1.28	$2.37	$0.93	$1.72

$452,453	$199,591	$1,081,352	$467,956	$114,724	$517,064	$25,727	$291,180
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
381,289	153,497	352,174	349,441	89,368	229,389	25,769	196,654
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2007

(in thousands)

	International Growth Portfolio	MFS® Research International Core Portfolio	Franklin Templeton International Equity Portfolio	MFS® Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Assets
Investments, at Value (1)	$353,843	$46,648	$1,899,197	$90,157	$461,736	$57,608
Cash & Cash Equivalents	598	729	2,077	11	—	—
Foreign Currency, at Value (2)	—	—	—	—	—	—
Cash Collateral for Derivative Positions	—	—	—	—	—	—
Due From Sale of Fund Shares	315	116	1,298	132	774	8
Due From Sale of Securities	2,048	—	154	—	—	—
Due From Sale of Foreign Currency	5	—	2	—	—	—
Due From Investment Advisor	—	20	—	—	—	—
Futures Variation Margin	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Dividends and Interest Receivables	241	35	1,568	115	1,234	423

Total Assets	357,050	47,548	1,904,296	90,415	463,744	58,039

Liabilities
Due on Purchase of Securities	2,692	114	158	600	7	—
Payable for Collateral on Securities on Loan (3)	—	—	—	—	—	—
Payable for Securities Sold Short	—	—	—	—	—	—
Due on Purchase of Foreign Currency	—	1	—	5	—	—
Due on Redemption of Fund Shares	81	4	491	1	1,528	—
Due to Investment Advisor	197	—	942	27	117	21
Accrued Expenses	654	82	93	219	—	20
Outstanding Options Written, at Fair Value	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Futures Variation Margin	—	—	—	—	—	—

Total Liabilities	3,624	201	1,684	852	1,652	41

Net Assets	$353,426	$47,347	$1,902,612	$89,563	$462,092	$57,998

Represented By:
Aggregate Paid in Capital (7), (8)	$263,123	$46,005	$1,060,297	$75,268	$462,092	$57,991
Undistributed Net Investment Income (Loss)	4,292	(37)	38,873	176	—	7
Undistributed Accumulated Net Realized Gain (Loss) on Investments	33,424	249	143,550	395	—	(156)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	52,579	1,129	659,888	13,729	—	156
Futures Contracts	—	—	—	—	—	—
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	8	1	4	(5)	—	—

Net Assets for Shares Outstanding (8)	$353,426	$47,347	$1,902,612	$89,563	$462,092	$57,998

Net Asset Value, Offering and Redemption Price per Share	$1.82	$1.04	$2.67	$1.24	$1.00	$1.00

(1) Investments, at cost	$300,663	$45,489	$1,239,309	$76,276	$461,736	$57,452
(2) Foreign Currency, at cost	—	—	—	—	—	—
(3) Securities on Loan	—	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—	—
(5) Premiums Paid on Swap Contracts	—	—	—	—	—	—
(6) Premiums Received from Swap Contracts	—	—	—	—	—	—
(7) Shares Outstanding	193,699	45,656	712,621	71,988	462,105	57,919
(8) Shares authorized, $.01 par value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Select Bond Portfolio	PIMCO Long-Term U.S. Government Bond Portfolio	American Century Inflation Protection Portfolio	High Yield Bond Portfolio	PIMCO Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$1,205,478	$45,812	$37,463	$287,731	$78,100	$2,980,341	$301,334
118	—	—	60	4,538	359	84
—	—	—	—	318	—	—
—	285	—	—	715	2,450	—
761	26	135	183	244	1,127	170
7,817	—	215	—	4,101	25,020	1,015
—	—	—	—	82	5	—
—	—	—	—	—	—	—
—	79	—	—	80	—	—
—	—	—	—	11	373	—
8,758	413	263	5,189	1,006	13,894	1,089

1,222,932	46,615	38,076	293,163	89,195	3,023,569	303,692

7,866	10,761	562	—	9,445	21,954	946
99,851	—	—	—	—	98,121	—
—	—	—	—	4,113	—	—
—	—	—	—	211	—	—
287	—	4	103	—	906	106
281	17	24	112	49	740	120
—	20	16	20	31	460	122
—	2	—	—	282	—	—
—	—	8	—	235	4,991	—
—	—	—	—	—	202	106

108,285	10,800	614	235	14,366	127,374	1,400

$1,114,647	$35,815	$37,462	$292,928	$74,829	$2,896,195	$302,292

$1,076,856	$34,433	$36,295	$336,137	$75,775	$1,921,490	$245,687
52,668	11	10	21,340	(196)	36,624	7,610
(17,697)	748	(3)	(54,340)	(43)	693,880	20,785

2,820	644	1,168	(10,209)	(839)	249,029	28,172
—	(25)	—	—	464	38	37
—	4	—	—	(188)	—	—
—	—	(8)	—	(24)	(4,871)	—
—	—	—	—	(120)	5	1

$1,114,647	$35,815	$37,462	$292,928	$74,829	$2,896,195	$302,292

$1.23	$1.04	$1.04	$0.70	$0.98	$1.99	$1.24

$1,202,658	$45,168	$36,295	$297,940	$78,939	$2,730,852	$273,080
—	—	—	—	313	—	—
97,994	—	—	—	—	96,408	—
—	6	—	—	94	—	—
—	—	—	—	15	—	—
—	—	—	—	228	—	—
909,406	34,313	36,038	416,227	76,086	1,453,989	243,606
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2007

(in thousands)

	Growth Stock Portfolio	Janus Capital Appreciation Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Large Cap Blend Portfolio	Index 500 Stock Portfolio	American Century Large Company Value Portfolio
Investment Income
Income
Interest	$1,586	$1,039	$1,334	$41	$1,721	$42
Dividends (1)	7,927	1,109	8,280	335	42,934	512

Total Income	9,513	2,148	9,614	376	44,655	554

Expenses
Management Fees	3,150	1,349	2,366	161	4,272	141
Custodian Fees	13	19	13	5	24	6
Audit Fees	18	17	18	17	16	17
Other Expenses	3	3	3	3	5	3

Total Expenses	3,184	1,388	2,400	186	4,317	167

Less Waived Fees:
Paid by Affiliate	—	—	—	(9)	—	(11)
Paid Indirectly	(3)	(4)	(3)	—	(9)	—

Total Net Expenses	3,181	1,384	2,397	177	4,308	156

Net Investment Income (Loss)	6,332	764	7,217	199	40,347	398
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	49,187	5,886	42,053	(290)	50,272	39
Futures Contracts	(295)	—	606	—	555	(6)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Realized Gain (Loss) on Investments	48,892	5,886	42,659	(290)	50,827	33

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	10,620	36,115	(2,074)	(2,344)	21,820	(2,393)
Futures Contracts	(12)	—	80	—	(14)	(16)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	10,608	36,115	(1,994)	(2,344)	21,806	(2,409)

Net Gain (Loss) on Investments	59,500	42,001	40,665	(2,634)	72,633	(2,376)

Net Increase (Decrease) in Net Assets Resulting from Operations	$65,832	$42,765	$47,882	$(2,435)	$112,980	$(1,978)

(1) Less Foreign Dividend Tax	$163	$23	$84	$5	$—	$5

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	AllianceBernstein Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	T. Rowe Price Small Cap Value Portfolio

$1,048	$621	$3,378	$2,040	$240	$2,341	$212	$739
12,350	5,197	6,317	7,635	1,923	1,357	160	5,095

13,398	5,818	9,695	9,675	2,163	3,698	372	5,834

2,512	1,460	6,451	1,427	1,204	2,933	39	2,987
13	16	12	28	13	24	20	25
17	17	18	17	17	17	17	17
3	3	3	4	3	5	4	4

2,545	1,496	6,484	1,476	1,237	2,979	80	3,033

—	—	—	—	—	—	(25)	—
(6)	(3)	(3)	(7)	(3)	(3)	—	(7)

2,539	1,493	6,481	1,469	1,234	2,976	55	3,026

10,859	4,325	3,214	8,206	929	722	317	2,808

30,468	23,724	137,460	46,687	18,111	81,504	241	24,507
—	—	977	292	—	(1,562)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(415)	—
—	—	—	—	—	—	—	—

30,468	23,724	138,437	46,979	18,111	79,942	(174)	24,507

(72,032)	(19,879)	90,104	(13,925)	(17,131)	(32,930)	(1,661)	(31,256)
—	—	742	1,203	—	873	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(43)	—
—	—	—	—	—	—	—	—

(72,032)	(19,879)	90,846	(12,722)	(17,131)	(32,057)	(1,704)	(31,256)

(41,564)	3,845	229,283	34,257	980	47,885	(1,878)	(6,749)

$(30,705)	$8,170	$232,497	$42,463	$1,909	$48,607	$(1,561)	$(3,941)

$163	$44	$42	$2	$1	$—	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2007

(in thousands)

	International Growth Portfolio	MFS® Research International Core Portfolio	Franklin Templeton International Equity Portfolio	MFS® Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest	$572	$41	$5,616	$61	$23,032	$1,886
Dividends (1)	6,412	595	44,878	1,097	—	—

Total Income	6,984	636	50,494	1,158	23,032	1,886

Expenses
Management Fees	2,124	242	11,643	517	1,266	126
Custodian Fees	369	204	802	297	—	10
Audit Fees	19	19	18	19	—	20
Other Expenses	3	5	4	5	—	4

Total Expenses	2,515	470	12,467	838	1,266	160

Less Waived Fees:
Paid by Affiliate	—	(154)	(1,236)	(159)	—	—
Paid Indirectly	—	—	—	—	—	—

Total Net Expenses	2,515	316	11,231	679	1,266	160

Net Investment Income (Loss)	4,469	320	39,263	479	21,766	1,726
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	34,069	697	145,432	418	—	(134)
Futures Contracts	—	—	—	—	—	(63)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	(67)	(6)	(371)	(91)	—	—

Net Realized Gain (Loss) on Investments	34,002	691	145,061	327	—	(197)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(2,761)	1,129	100,678	13,729	—	156
Futures Contracts	—	—	—	—	—	—
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	(6)	1	(26)	(5)	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(2,767)	1,130	100,652	13,724	—	156

Net Gain (Loss) on Investments	31,235	1,821	245,713	14,051	—	(41)

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,704	$2,141	$284,976	$14,530	$21,766	$1,685

(1) Less Foreign Dividend Tax	$205	$27	$1,856	$41	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Select Bond Portfolio	PIMCO Long-Term U.S. Government Bond Portfolio	American Century Inflation Protection Portfolio	High Yield Bond Portfolio	PIMCO Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$56,478	$976	$1,128	$23,030	$2,557	$82,591	$7,019
—	—	—	—	—	21,405	2,283

56,478	976	1,128	23,030	2,557	103,996	9,302

3,049	109	117	1,317	320	8,833	1,519
—	6	3	15	31	—	141
—	23	17	21	22	—	19
—	4	4	4	4	—	9

3,049	142	141	1,357	377	8,833	1,688

—	(14)	(10)	—	—	—	(99)
—	—	—	(6)	—	—	(5)

3,049	128	131	1,351	377	8,833	1,584

53,429	848	997	21,679	2,180	95,163	7,718

3,010	(118)	(7)	(145)	(515)	697,101	21,072
190	1,038	—	—	341	622	8
—	8	—	—	6	—	—
—	—	—	—	19	(57,139)	—
(144)	—	—	—	(232)	(200)	(19)

3,056	928	(7)	(145)	(381)	640,384	21,061

7,597	644	1,168	(15,150)	(839)	(554,804)	(2,704)
(88)	(25)	—	—	465	(81)	4
—	4	—	—	(188)	—	—
—	—	(8)	—	(24)	(4,871)	—
—	—	—	—	(120)	5	1

7,509	623	1,160	(15,150)	(706)	(559,751)	(2,699)

10,565	1,551	1,153	(15,295)	(1,087)	80,633	18,362

$63,994	$2,399	$2,150	$6,384	$1,093	$175,796	$26,080

$—	$—	$—	$—	$—	$393	$151

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Janus Capital Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,332	$6,654	$764	$517	$7,217	$6,350
Net Realized Gain (Loss) on Investments	48,892	46,480	5,886	6,849	42,659	35,150
Net Change in Unrealized Appreciation (Depreciation) of Investments	10,608	11,813	36,115	(1,469)	(1,994)	14,646

Net Increase (Decrease) in Net Assets Resulting from Operations	65,832	64,947	42,765	5,897	47,882	56,146

Distributions to Shareholders from:
Net Investment Income	(6,654)	(5,333)	(79)	(513)	(6,345)	(5,437)
Net Realized Gain on Investments	—	—	(272)	(6,622)	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(6,654)	(5,333)	(351)	(7,135)	(6,345)	(5,437)

Capital Transactions:
Shares Sold	42,356	49,574	75,333	57,936	39,350	42,366
Reinvestment of Distributions Paid	6,654	5,333	351	7,135	6,345	5,437
Shares Redeemed	(94,914)	(81,992)	(26,242)	(57,931)	(65,790)	(57,079)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(45,904)	(27,085)	49,442	7,140	(20,095)	(9,276)

Total Increase (Decrease) in Net Assets	13,274	32,529	91,856	5,902	21,442	41,433
Net Assets
Beginning of Period	735,055	702,526	138,581	132,679	535,453	494,020

End of Period	$748,329	$735,055	$230,437	$138,581	$556,895	$535,453

Undistributed Net Investment Income (Loss)	$6,332	$6,654	$764	$6	$7,217	$6,345

Fund Share Transactions:
Shares Sold	17,436	23,055	41,606	35,916	27,616	33,623
Reinvestment of Distributions Paid	2,751	2,470	199	4,399	4,487	4,298
Shares Redeemed	(39,135)	(38,065)	(14,867)	(36,279)	(46,263)	(45,202)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	(18,948)	(12,540)	26,938	4,036	(14,160)	(7,281)

(1)	For the Period from April 30, 2007 (Commencement of Operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Capital Guardian Large Cap Blend Portfolio (1)	Index 500 Stock Portfolio		American Century Large Company Value Portfolio (1)	Capital Guardian Domestic Equity Portfolio		T. Rowe Price Equity Income Portfolio
For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006

$199	$40,347	$34,674	$398	$10,859	$6,667	$4,325	$2,986
(290)	50,827	75,474	33	30,468	20,054	23,724	5,755
(2,344)	21,806	176,338	(2,409)	(72,032)	26,100	(19,879)	20,259

(2,435)	112,980	286,486	(1,978)	(30,705)	52,821	8,170	29,000

(193)	(34,512)	(31,068)	(393)	(6,574)	—	(4,277)	(2,858)
(177)	(77,447)	(69,810)	(6)	(19,663)	(3,594)	(21,762)	(4,487)

(370)	(111,959)	(100,878)	(399)	(26,237)	(3,594)	(26,039)	(7,345)

38,144	134,701	121,647	35,398	107,643	116,555	75,621	55,854
370	111,959	100,878	399	26,237	3,594	26,039	7,345
(774)	(240,245)	(230,375)	(725)	(46,878)	(33,474)	(71,870)	(17,270)

37,740	6,415	(7,850)	35,072	87,002	86,675	29,790	45,929

34,935	7,436	177,758	32,695	30,060	135,902	11,921	67,584

—	2,081,399	1,903,641	—	409,836	273,934	200,507	132,923

$34,935	$2,088,835	$2,081,399	$32,695	$439,896	$409,836	$212,428	$200,507

$1	$38,166	$34,511	$4	$10,731	$6,574	$70	$26

38,147	40,287	40,000	35,531	82,272	96,847	47,810	38,621
396	34,555	33,840	422	20,839	3,000	18,789	4,805
(781)	(71,813)	(75,990)	(745)	(35,684)	(27,853)	(44,381)	(12,051)

37,762	3,029	(2,150)	35,208	67,427	71,994	22,218	31,375

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Mid Cap Growth Stock Portfolio#		Index 400 Stock Portfolio		AllianceBernstein Mid Cap Value Portfolio
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets
Operations
Net Investment Income (Loss)	$3,214	$9,438	$8,206	$7,356	$929	$1,424
Net Realized Gain (Loss) on Investments	138,437	106,624	46,979	32,092	18,111	9,122
Net Change in Unrealized Appreciation (Depreciation) of Investments	90,846	(62,717)	(12,722)	9,525	(17,131)	4,790

Net Increase (Decrease) in Net Assets Resulting from Operations	232,497	53,345	42,463	48,973	1,909	15,336

Distributions to Shareholders from:
Net Investment Income	(9,438)	(1,541)	(7,054)	(5,572)	(936)	(1,410)
Net Realized Gain on Investments	(106,812)	(28,368)	(31,212)	(31,856)	(17,985)	(8,997)
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(116,250)	(29,909)	(38,266)	(37,428)	(18,921)	(10,407)

Capital Transactions:
Shares Sold	60,263	53,116	59,015	54,105	52,486	26,498
Reinvestment of Distributions Paid	116,250	29,909	38,266	37,428	18,921	10,407
Shares Redeemed	(181,541)	(175,679)	(77,082)	(59,964)	(70,956)	(8,375)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(5,028)	(92,654)	20,199	31,569	451	28,530

Total Increase (Decrease) in Net Assets	111,219	(69,218)	24,396	43,114	(16,561)	33,459
Net Assets
Beginning of Period	1,183,484	1,252,702	533,740	490,626	131,016	97,557

End of Period	$1,294,703	$1,183,484	$558,136	$533,740	$114,455	$131,016

Undistributed Net Investment Income (Loss)	$3,036	$9,438	$7,713	$7,053	$—	$—

Fund Share Transactions:
Shares Sold	16,769	15,795	35,292	34,605	32,178	17,295
Reinvestment of Distributions Paid	34,404	8,413	23,886	23,629	14,457	6,734
Shares Redeemed	(50,577)	(52,429)	(46,264)	(38,898)	(43,074)	(5,509)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	596	(28,221)	12,914	19,336	3,561	18,520

(1)	For the Period from April 30, 2007 (Commencement of Operations) through December 31, 2007.

#	Formerly named Aggressive Growth Stock Portfolio

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio (1)	T. Rowe Price Small Cap Value Portfolio		International Growth Portfolio		MFS® Research International Core Portfolio (1)
For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007

$722	$423	$317	$2,808	$1,887	$4,469	$2,541	$320
79,942	48,800	(174)	24,507	18,386	34,002	24,088	691
(32,057)	(16,219)	(1,704)	(31,256)	22,237	(2,767)	17,154	1,130

48,607	33,004	(1,561)	(3,941)	42,510	35,704	43,783	2,141

(423)	—	—	(1,455)	(672)	(2,658)	(451)	(366)
(48,710)	(66,952)	(105)	(18,704)	(10,289)	(24,249)	(3,118)	(432)
—	—	(102)	—	—	—	—	—

(49,133)	(66,952)	(207)	(20,159)	(10,961)	(26,907)	(3,569)	(798)

50,122	59,700	26,427	61,401	63,688	85,606	88,769	45,845
49,133	66,952	207	20,159	10,961	26,907	3,569	798
(83,355)	(67,100)	(827)	(44,460)	(26,266)	(40,766)	(27,220)	(639)

15,900	59,552	25,807	37,100	48,383	71,747	65,118	46,004

15,374	25,604	24,039	13,000	79,932	80,544	105,332	47,347

528,612	503,008	—	324,973	245,041	272,882	167,550	—

$543,986	$528,612	$24,039	$337,973	$324,973	$353,426	$272,882	$47,347

$722	$423	$—	$2,251	$1,546	$4,292	$2,170	$(37)

20,309	24,255	26,383	32,719	36,280	46,314	56,242	45,498
21,635	26,696	220	11,306	6,046	15,142	2,115	774
(34,363)	(27,963)	(834)	(24,158)	(15,130)	(22,286)	(17,336)	(617)

7,581	22,988	25,769	19,867	27,196	39,170	41,021	45,655

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Franklin Templeton International Equity Portfolio		MFS® Emerging Markets Equity Portfolio (1)	Money Market Portfolio		Short-Term Bond Portfolio (1)
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007
Change in Net Assets
Operations
Net Investment Income (Loss)	$39,263	$33,360	$479	$21,766	$17,568	$1,726
Net Realized Gain (Loss) on Investments	145,061	72,743	327	—	—	(197)
Net Change in Unrealized Appreciation (Depreciation) of Investments	100,652	252,828	13,724	—	—	156

Net Increase (Decrease) in Net Assets Resulting from Operations	284,976	358,931	14,530	21,766	17,568	1,685

Distributions to Shareholders from:
Net Investment Income	(32,959)	(22,771)	(234)	(21,766)	(17,568)	(1,678)
Net Realized Gain on Investments	(21,809)	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(54,768)	(22,771)	(234)	(21,766)	(17,568)	(1,678)

Capital Transactions:
Shares Sold	223,184	170,977	76,101	308,514	202,463	57,456
Reinvestment of Distributions Paid	54,768	22,771	234	21,766	17,568	1,678
Shares Redeemed	(161,778)	(112,938)	(1,068)	(258,777)	(169,300)	(1,143)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	116,174	80,810	75,267	71,503	50,731	57,991

Total Increase (Decrease) in Net Assets	346,382	416,970	89,563	71,503	50,731	57,998
Net Assets
Beginning of Period	1,556,230	1,139,260	—	390,589	339,858	—

End of Period	$1,902,612	$1,556,230	$89,563	$462,092	$390,589	$57,998

Undistributed Net Investment Income (Loss)	$38,873	$33,103	$176	$—	$—	$7

Fund Share Transactions:
Shares Sold	87,178	83,552	72,758	308,514	202,462	57,367
Reinvestment of Distributions Paid	21,410	10,906	188	21,766	17,568	1,682
Shares Redeemed	(63,346)	(55,742)	(958)	(258,777)	(169,300)	(1,130)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	45,242	38,716	71,988	71,503	50,730	57,919

(1)	For the Period from April 30, 2007 (Commencement of Operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Select Bond Portfolio		PIMCO Long-Term U.S. Government Bond Portfolio (1)	American Century Inflation Protection Portfolio (1)	High Yield Bond Portfolio		PIMCO Multi-Sector Bond Portfolio (1)
For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007

$53,429	$40,889	$848	$997	$21,679	$17,959	$2,180
3,056	(12,062)	928	(7)	(145)	(2,091)	(381)
7,509	3,753	623	1,160	(15,150)	8,393	(706)

63,994	32,580	2,399	2,150	6,384	24,261	1,093

(40,788)	(31,072)	(837)	(983)	(17,960)	(16,968)	(2,039)
—	—	(180)	—	—	—	—

(40,788)	(31,072)	(1,017)	(983)	(17,960)	(16,968)	(2,039)

235,918	190,670	34,266	35,809	51,602	38,921	74,493
40,788	31,072	1,017	983	17,960	16,968	2,039
(109,722)	(85,337)	(850)	(497)	(41,697)	(31,097)	(757)

166,984	136,405	34,433	36,295	27,865	24,792	75,775

190,190	137,913	35,815	37,462	16,289	32,085	74,829

924,457	786,544	—	—	276,639	244,554	—

$1,114,647	$924,457	$35,815	$37,462	$292,928	$276,639	$74,829

$52,668	$40,645	$11	$10	$21,340	$17,943	$(196)

195,357	161,348	34,146	35,573	70,220	54,593	74,759
34,802	27,256	1,002	949	26,296	24,734	2,087
(91,076)	(72,260)	(836)	(485)	(57,143)	(43,676)	(759)

139,083	116,344	34,312	36,037	39,373	35,651	76,087

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets
Operations
Net Investment Income (Loss)	$95,163	$89,658	$7,718	$6,635
Net Realized Gain (Loss) on Investments	640,384	50,365	21,061	13,952
Net Change in Unrealized Appreciation (Depreciation) of Investments	(559,751)	147,315	(2,699)	4,510

Net Increase (Decrease) in Net Assets Resulting from Operations	175,796	287,338	26,080	25,097

Distributions to Shareholders from:
Net Investment Income	(89,386)	(82,263)	(6,586)	(4,818)
Net Realized Gain on Investments	(52,696)	(31,791)	(13,969)	(6,398)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(142,082)	(114,054)	(20,555)	(11,216)

Capital Transactions:
Shares Sold	145,041	152,535	34,341	51,019
Reinvestment of Distributions Paid	142,082	114,054	20,555	11,216
Shares Redeemed	(374,274)	(395,982)	(39,992)	(39,060)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(87,151)	(129,393)	14,904	23,175

Total Increase (Decrease) in Net Assets	(53,437)	43,891	20,429	37,056
Net Assets
Beginning of Period	2,949,632	2,905,741	281,863	244,807

End of Period	$2,896,195	$2,949,632	$302,292	$281,863

Undistributed Net Investment Income (Loss)	$36,624	$89,243	$7,610	$6,508

Fund Share Transactions:
Shares Sold	72,345	81,031	27,471	43,790
Reinvestment of Distributions Paid	73,542	62,087	17,230	9,611
Shares Redeemed	(186,840)	(210,799)	(31,988)	(33,518)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	(40,953)	(67,681)	12,713	19,883

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Growth Stock Portfolio
2007	$2.30	$0.02		$0.19	$0.21	$(0.02)	$—	$(0.02)	$2.49	9.20%	$748,329	—		0.42%		0.84%		36.62%
2006	2.11	0.02		0.19	0.21	(0.02)	—	(0.02)	2.30	9.57	735,055	—		0.43		0.94		36.05
2005	1.98	0.02		0.13	0.15	(0.02)	—	(0.02)	2.11	7.71	702,526	—		0.43		0.78		31.74
2004	1.87	0.01		0.11	0.12	(0.01)	—	(0.01)	1.98	6.67	686,849	—		0.43		1.07		34.53
2003	1.59	0.01		0.28	0.29	(0.01)	—	(0.01)	1.87	18.94	665,871	—		0.43		0.77		40.89
Janus Capital Appreciation Portfolio
2007	$1.62	$0.01		$0.42	$0.43	$— (e)	$— (e)	$— (e)	$2.05	26.84%	$230,437	—		0.80%		0.44%		57.89%
2006	1.63	0.01		0.07	0.08	(0.01)	(0.08)	(0.09)	1.62	4.88	138,581	—		0.81		0.38		61.84
2005	1.43	—		0.25	0.25	—	(0.05)	(0.05)	1.63	17.00	132,679	—		0.82		0.18		45.20
2004	1.20	0.00	(e)	0.23	0.23	—	—	—	1.43	19.67	56,690	—		0.84		(0.03)		25.42
(b)2003	1.00	—		0.20	0.20	0.00 (e)	0.00 (e)	0.00 (e)	1.20	19.90	36,730	0.90	%(c)	0.89	(c)	0.07	(c)	33.68
Large Cap Core Stock Portfolio
2007	$1.35	$0.02		$0.10	$0.12	$(0.02)	$—	$(0.02)	$1.45	9.12%	$556,895	—		0.43%		1.30%		43.86%
2006	1.22	0.02		0.12	0.14	(0.01)	—	(0.01)	1.35	11.49	535,453	—		0.44		1.25		39.39
2005	1.14	0.01		0.09	0.10	(0.02)	—	(0.02)	1.22	8.46	494,020	—		0.44		1.15		32.23
2004	1.07	0.02		0.06	0.08	(0.01)	—	(0.01)	1.14	8.16	469,935	—		0.44		1.41		33.64
2003	0.87	0.01		0.20	0.21	(0.01)	—	(0.01)	1.07	24.05	447,554	—		0.46		1.07		58.90
Capital Guardian Large Cap Blend Portfolio
(h)2007	$1.00	$0.01		$(0.07)	$(0.06)	$(0.01)	$— (e)	$(0.01)	$0.93	(6.52)%	$34,935	0.89	%(c)	0.85	%(c)	0.95	%(c)	22.41%
Index 500 Stock Portfolio
2007	$3.26	$0.06		$0.12	$0.18	$(0.06)	$(0.12)	$(0.18)	$3.26	5.43%	$2,088,835	—		0.20%		1.89%		4.44%
2006	2.97	0.06		0.39	0.45	(0.05)	(0.11)	(0.16)	3.26	15.62	2,081,399	—		0.20		1.78		4.47
2005	2.94	0.05		0.08	0.13	(0.05)	(0.05)	(0.10)	2.97	4.72	1,903,641	—		0.20		1.68		5.36
2004	2.72	0.05		0.24	0.29	(0.04)	(0.03)	(0.07)	2.94	10.70	1,904,122	—		0.20		1.83		3.45
2003	2.17	0.04		0.56	0.60	(0.04)	(0.01)	(0.05)	2.72	28.43	1,756,120	—		0.20		1.59		2.44
American Century Large Company Value Portfolio
(h)2007	$1.00	$0.01		$(0.07)	$(0.06)	$(0.01)	$—	$(0.01)	$0.93	(5.97)%	$32,695	0.85	%(c)	0.80	%(c)	2.03	%(c)	16.92%
Capital Guardian Domestic Equity Portfolio
2007	$1.31	$0.03		$(0.11)	$(0.08)	$(0.02)	$(0.06)	$(0.08)	$1.15	(6.33)%	$439,896	—		0.56%		2.37%		38.86%
2006	1.13	0.02		0.17	0.19	—	(0.01)	(0.01)	1.31	16.56	409,836	—		0.58		1.99		31.59
2005	1.14	0.02		0.07	0.09	(0.02)	(0.08)	(0.10)	1.13	8.04	273,934	—		0.60		1.77		35.19
2004	1.00	0.02		0.15	0.17	(0.01)	(0.02)	(0.03)	1.14	16.85	211,977	—		0.62		1.63		32.97
2003	0.76	0.01		0.24	0.25	(0.01)	—	(0.01)	1.00	34.41	136,099	—		0.67		1.84		29.20
T. Rowe Price Equity Income Portfolio
2007	$1.53	$0.03		$0.01	$0.04	$(0.03)	$(0.16)	$(0.19)	$1.38	3.26%	$212,428	—		0.67%		1.93%		41.94%
2006	1.33	0.02		0.24	0.26	(0.02)	(0.04)	(0.06)	1.53	19.15	200,507	—		0.67		1.88		15.50
2005	1.35	0.02		0.04	0.06	(0.02)	(0.06)	(0.08)	1.33	4.19	132,923	—		0.68		1.76		16.01
2004	1.22	0.02		0.17	0.19	(0.02)	(0.04)	(0.06)	1.35	15.16	89,747	—		0.69		1.74		15.21
(b)2003	1.00	0.01		0.23	0.24	(0.01)	(0.01)	(0.02)	1.22	23.64	47,664	0.77	%(c)	0.75	(c)	1.88	(c)	27.27
Mid Cap Growth Stock Portfolio(i)
2007	$3.37	$0.01		$0.66	$0.67	$(0.03)	$(0.33)	$(0.36)	$3.68	20.70%	$1,294,703	—		0.52%		0.26%		66.20%
2006	3.30	0.03		0.12	0.15	—	(0.08)	(0.08)	3.37	4.40	1,183,484	—		0.52		0.77		72.15
2005	3.11	—		0.19	0.19	—	—	—	3.30	6.14	1,252,702	—		0.52		0.13		83.42
2004	2.72	0.00	(e)	0.39	0.39	—	—	—	3.11	14.22	1,278,495	—		0.52		0.05		71.24
2003	2.18	—		0.54	0.54	—	—	—	2.72	24.69	1,187,542	—		0.52		(0.10)		63.21
(b)	For the period May 1, 2003 (commencement of operations) through December 31, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.
(i)	Formerly named Aggressive Growth Stock Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights, continued

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Index 400 Stock Portfolio
2007	$1.59	$0.02		$0.10	$0.12	$(0.02)		$(0.09)	$(0.11)	$1.60	7.93%	$558,136	—		0.26%		1.44%		24.49%
2006	1.55	0.02		0.14	0.16	(0.02)		(0.10)	(0.12)	1.59	10.04	533,740	—		0.26		1.42		12.43
2005	1.46	0.02		0.15	0.17	(0.01)		(0.07)	(0.08)	1.55	12.37	490,626	—		0.26		1.26		18.63
2004	1.28	0.01		0.19	0.20	(0.01)		(0.01)	(0.02)	1.46	16.26	426,827	—		0.26		0.96		16.46
2003	0.95	0.01		0.33	0.34	(0.01)		—	(0.01)	1.28	35.01	342,500	—		0.27		0.92		9.74
AllianceBernstein Mid Cap Value Portfolio
2007	$1.53	$0.01		$(0.02)	$(0.01)	$(0.01)		$(0.23)	$(0.24)	$1.28	(0.16)%	$114,455	—		0.87%		0.66%		41.37%
2006	1.45	0.02		0.20	0.22	(0.02)		(0.12)	(0.14)	1.53	14.49	131,016	—		0.87		1.26		43.75
2005	1.45	0.01		0.08	0.09	(0.01)		(0.08)	(0.09)	1.45	5.46	97,557	—		0.87		0.61		31.15
2004	1.32	0.01		0.22	0.23	(0.01)		(0.09)	(0.10)	1.45	18.67	72,131	—		0.89		1.00		33.05
(b)2003	1.00	0.01		0.32	0.33	(0.00	)(e)	(0.01)	(0.01)	1.32	33.16	44,091	0.94	%(c)	0.93	(c)	0.70	(c)	9.68
Small Cap Growth Stock Portfolio
2007	$2.38	$—	(e)	$0.22	$0.22	$—	(e)	$(0.23)	$(0.23)	$2.37	9.54%	$543,986	—		0.55%		0.13%		143.29%
2006	2.53	—		0.18	0.18	—		(0.33)	(0.33)	2.38	6.68	528,612	—		0.55		0.08		82.48
2005	2.30	—		0.25	0.25	—		(0.02)	(0.02)	2.53	11.18	503,008	—		0.56		(0.09)		69.50
2004	1.94	(0.01)		0.37	0.36	—		—	—	2.30	18.80	442,420	—		0.57		(0.30)		87.74
2003	1.46	—		0.48	0.48	—		—	—	1.94	33.06	366,612	—		0.59		(0.35)		84.20
Index 600 Stock Portfolio
(h)2007	$1.00	$—		$(0.06)	$(0.06)	—		$(0.01)	$(0.01)	$0.93	(5.89)%	$24,039	0.51	%(c)	0.35	%(c)	2.02	%(c)	51.76%
T. Rowe Price Small Cap Value Portfolio
2007	$1.84	$0.01		(0.02)	$(0.01)	$(0.01)		$(0.10)	$(0.11)	$1.72	(0.83)%	$337,973	—		0.86%		0.80%		33.39%
2006	1.64	0.01		0.26	0.27	—		(0.07)	(0.07)	1.84	16.55	324,973	—		0.86		0.66		21.70
2005	1.58	0.01		0.10	0.11	(0.01)		(0.04)	(0.05)	1.64	7.21	245,041	—		0.87		0.63		17.74
2004	1.29	0.01		0.30	0.31	—		(0.02)	(0.02)	1.58	24.57	200,143	—		0.88		0.81		19.22
2003	0.95	0.01		0.33	0.34	—		—	—	1.29	35.15	121,944	—		0.90		0.65		33.78
International Growth Portfolio
2007	$1.77	$0.02		$0.19	$0.21	$(0.02)		$(0.14)	$(0.16)	$1.82	12.62%	$353,426	—		0.78%		1.39%		105.82%
2006	1.48	0.02		0.29	0.31	—		(0.02)	(0.02)	1.77	21.48	272,882	—		0.86		1.14		82.62
2005	1.32	0.01		0.23	0.24	(0.01)		(0.07)	(0.08)	1.48	18.00	167,550	—		0.95		1.01		70.60
2004	1.09	0.01		0.23	0.24	(0.01)		—	(0.01)	1.32	21.59	110,498	—		0.98		0.81		70.84
2003	0.79	0.01		0.30	0.31	(0.01)		—	(0.01)	1.09	38.99	66,690	1.25%		1.10		0.79		58.09
MFS® Research International Core Portfolio
(h)2007	$1.00	$0.01		$0. 05	$0.06	$(0.01)		$(0.01)	$(0.02)	$1.04	5.49%	$47,347	1.71	%(c)	1.15	%(c)	1.16	%(c)	45.53%
Franklin Templeton International Equity Portfolio
2007	$2.33	$0.05		$0.37	$0.42	$(0.05)		$(0.03)	$(0.08)	$2.67	18.06%	$1,902,612	0.70	%(f)	0.63	%(f)	2.21%		15.70%
2006	1.81	0.05		0.51	0.56	(0.04)		—	(0.04)	2.33	30.90	1,556,230	0.71	(f)	0.70	(f)	2.53		12.15
2005	1.65	0.04		0.15	0.19	(0.03)		—	(0.03)	1.81	11.52	1,139,260	—		0.71		2.24		3.71
2004	1.41	0.03		0.24	0.27	(0.03)		—	(0.03)	1.65	19.33	980,977	—		0.72		2.23		18.65
2003	1.02	0.03		0.38	0.41	(0.02)		—	(0.02)	1.41	40.46	795,707	—		0.74		2.33		24.87
MFS® Emerging Markets Equity Portfolio
(h)2007	$1.00	$0.01		$0.23	$0.24	$—	(e)	$—	$— (e)	$1.24	24.73%	$89,563	1.85	%(c)	1.50	%(c)	1.05	%(c)	73.03%
(b)	For the period May 1, 2003 (commencement of operations) through December 31, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

For the Franklin Templeton International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights, continued

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distribu- tions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Money Market Portfolio
2007	$1.00	$0.05	$—	$0.05	$(0.05)		$—	$(0.05)		$1.00	5.28%	$462,092	—		0.30%		5.16%		—%
2006	1.00	0.05	—	0.05	(0.05)		—	(0.05)		1.00	4.86	390,589	—		0.30		4.77		—
2005	1.00	0.03	—	0.03	(0.03)		—	(0.03)		1.00	2.98	339,858	—		0.30		2.94		—
2004	1.00	0.01	—	0.01	(0.01)		—	(0.01)		1.00	1.43	344,468	0.30	%(f)	0.00	(f)	1.41		—
2003	1.00	0.01	—	0.01	(0.01)		—	(0.01)		1.00	1.23	399,873	0.30	(f)	0.00	(f)	1.23		—
Short-Term Bond Portfolio
(h)2007	$1.00	$0.03	$— (e)	$0.03	$(0.03)		$—	$(0.03)		$1.00	3.10%	$57,998	—		0.44	%(c)	4.80	%(c)	72.69	%(g)
Select Bond Portfolio
2007	$1.20	$0.05	$0.03	$0.08	$(0.05)		$—	$(0.05)		$1.23	6.39%	$1,114,647	—		0.30%		5.26%		104.07	%(g)
2006	1.20	0.05	—	0.05	(0.05)		—	(0.05)		1.20	3.74	924,457	—		0.30		4.85		169.55	(g)
2005	1.23	0.05	(0.03)	0.02	(0.04)		(0.01)	(0.05)		1.20	2.22	786,544	—		0.30		4.34		179.05	(g)
2004	1.26	0.05	0.01	0.06	(0.05)		(0.04)	(0.09)		1.23	4.75	661,027	—		0.30		3.99		213.87
2003	1.27	0.05	0.02	0.07	(0.05)		(0.03)	(0.08)		1.26	5.49	621,325	—		0.30		4.03		137.05
PIMCO Long-Term U.S. Government Bond Portfolio
(h)2007	$1.00	$0.03	$0.05	$0.08	$(0.03)		$(0.01)	$(0.04)		$1.04	7.55%	$35,815	0.72	%(c)	0.65	%(c)	4.31	%(c)	175.03	%(g)
American Century Inflation Protection Portfolio
(h)2007	$1.00	$0.03	$0.04	$0.07	$(0.03)		$—	$(0.03)		$1.04	6.83%	$37,462	0.70	%(c)	0.65	%(c)	4.95	%(c)	94.74	%(g)
High Yield Bond Portfolio
2007	$0.73	$0.05	$(0.03)	$0.02	$(0.05)		$—	$(0.05)		$0.70	2.38%	$292,928	—		0.47%		7.43%		61.65%
2006	0.72	0.05	0.01	0.06	(0.05)		—	(0.05)		0.73	9.77	276,639	—		0.47		7.00		80.94
2005	0.76	0.05	(0.04)	0.01	(0.05)		—	(0.05)		0.72	1.39	244,554	—		0.48		7.16		118.63
2004	0.73	0.05	0.03	0.08	(0.05)		—	(0.05)		0.76	12.76	229,312	—		0.50		7.42		162.00
2003	0.56	0.05	0.12	0.17	(0.00	)(e)	—	(0.00	)(e)	0.73	29.06	199,371	—		0.52		8.66		182.10
PIMCO Multi-Sector Bond Portfolio
(h)2007	$1.00	$0.03	$(0.02)	$0.01	$(0.03)		$—	$(0.03)		$0.98	1.09%	$74,829	—		0.93	%(c)	5.39	%(c)	72.85	%(g)
Balanced Portfolio
2007	$1.97	$0.03	$0.09	$0.12	$(0.06)		$(0.04)	$(0.10)		$1.99	6.15%	$2,896,195	—		0.30%		3.23%		106.64	%(g)
2006	1.86	0.06	0.12	0.18	(0.05)		(0.02)	(0.07)		1.97	10.42	2,949,632	—		0.30		3.11		70.12	(g)
2005	1.87	0.05	0.02	0.07	(0.05)		(0.03)	(0.08)		1.86	3.59	2,905,741	—		0.30		2.85		80.21	(g)
2004	1.85	0.05	0.09	0.14	(0.05)		(0.07)	(0.12)		1.87	7.89	2,983,179	—		0.30		2.71		100.02
2003	1.62	0.05	0.24	0.29	(0.06)		—	(0.06)		1.85	17.99	2,891,488	—		0.30		2.74		69.56
Asset Allocation Portfolio
2007	$1.22	$0.03	$0.08	$0.11	$(0.03)		$(0.06)	$(0.09)		$1.24	9.40%	$302,292	0.58%		0.54%		2.64%		85.44	%(g)
2006	1.16	0.03	0.08	0.11	(0.02)		(0.03)	(0.05)		1.22	9.91	281,863	—		0.59		2.53		86.85	(g)
2005	1.12	0.02	0.06	0.08	(0.02)		(0.02)	(0.04)		1.16	6.99	244,807	—		0.61		2.18		90.04	(g)
2004	1.02	0.02	0.08	0.10	—		—	—		1.12	10.02	196,568	—		0.64		1.90		116.65
2003	0.86	0.02	0.16	0.18	(0.02)		—	(0.02)		1.02	20.63	130,478	—		0.73		1.83		103.77
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). The fee waiver ended on December 31, 2004.

(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.

December 31, 2007

Note 1 — Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Janus Capital Appreciation Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Large Cap Blend Portfolio, Index 500 Stock Portfolio, American Century Large Company Value Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, AllianceBernstein Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, MFS® Research International Core Portfolio, Franklin Templeton International Equity Portfolio, MFS® Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, PIMCO Long-Term U.S. Government Bond Portfolio, American Century Inflation Protection Portfolio, High Yield Bond Portfolio, PIMCO Multi-Sector Bond Portfolio, Balanced Portfolio, and the Asset Allocation Portfolio (the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

On April 30, 2007, nine new portfolios commenced operations in the Series Fund: Capital Guardian Large Cap Blend Portfolio, American Century Large Company Value Portfolio, Index 600 Stock Portfolio, MFS® Research International Core Portfolio, MFS® Emerging Markets Equity Portfolio, Short-Term Bond Portfolio, PIMCO Long-Term U.S. Government Bond Portfolio, American Century Inflation Protection Portfolio, and PIMCO Multi-Sector Bond Portfolio. These nine new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock, with a par value equaling $0.01 per share. On April 30, 2007, Northwestern Mutual purchased the following shares of each of the new portfolios at $1.00 per share:

Portfolio	Shares Purchased
Capital Guardian Large Cap Blend Portfolio	25,000,100
American Century Large Company Value Portfolio	25,000,100
Index 600 Stock Portfolio	20,000,100
MFS® Research International Core Portfolio	35,000,100
MFS® Emerging Markets Equity Portfolio	50,000,100
Short-Term Bond Portfolio	50,000,100
PIMCO Long-Term U.S. Government Bond Portfolio	25,000,100
American Century Inflation Protection Portfolio	25,000,100
PIMCO Multi-Sector Bond Portfolio	50,000,100

During the year ended December 31, 2007, Northwestern Mutual made redemptions totaling $51,885,855 from the AllianceBernstein Mid Cap Value Portfolio and $47,659,505 from the T. Rowe Price Equity Income Portfolio.

On April 30, 2007, the Aggressive Growth Stock Portfolio changed its name to the Mid Cap Growth Stock Portfolio.

Note 2 — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. We have adopted FAS 157 effective January 1, 2008. The adoption of this standard does not have a material impact on the financial statements of the Fund.

Effective June 29, 2007, the Portfolios adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any interest and penalties as an operating expense.

Implementation of FIN 48 requires Management of the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last 4

Notes to Financial Statements

Notes to Financial Statements

years). The Portfolios have no examinations in progress and none are expected at this time.

Management of the Portfolios has reviewed all open tax years and major jurisdictions and concluded the adoption of FIN 48 resulted in no impact to the Portfolios’ net assets or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Principal accounting policies are summarized below.

Note 3 — Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) for which a NASDAQ Official Closing Price (“NOCP”) is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the final bid price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the last sale price or closing bid price if no sales have occurred. Bonds are generally valued on the basis of vendor prices. Futures are valued at settlement prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by a pricing service. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 — The International Growth, MFS® Research International Core, Franklin Templeton International Equity, MFS® Emerging Markets Equity, Balanced and Asset Allocation Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains and repatriation taxes. The provision for income taxes is included in net unrealized appreciation (depreciation) on investments and net realized gain (loss) on investments in the Statement of Operations for the Portfolios.

Note 6 — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to Financial Statements

Notes to Financial Statements

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 7 — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations even though investors do not receive their principal until maturity.

Note 8 — Each Portfolio is authorized to participate in securities lending, however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios to earn interest in accordance with the Portfolios’ investment policies. For the year ended December 31, 2007 the Select Bond and Balanced Portfolios earned $754,660 and $680,004, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on each Portfolio’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received is in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2007, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Value of Securities on Loan	Value of Collateral
Select Bond	$97,994,000	$99,851,250
Balanced	$96,408,253	$98,121,250

As of December 31, 2007, collateral received for securities on loan is invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

Note 9 — Certain Portfolios may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Note 10 — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss

Notes to Financial Statements

Notes to Financial Statements

on the securities if their value should fall below their repurchase price.

Note 11 — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, investment style risk and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal. Total return swap agreements involve commitments to pay interest or a return in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a certain return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and may take delivery of the security. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Fund from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. Upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Note 12 — Certain Portfolios may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Portfolio will segregate liquid assets on their records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

Certain Portfolios maintain restricted cash deposits with brokers to cover margin requirements for derivate positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

Note 13 — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2007, transactions in securities other than money market investments were:

Notes to Financial Statements

Notes to Financial Statements

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Growth Stock	$262,629	$—	$289,530	$—
Janus Capital Appreciation	122,860	—	88,173	—
Large Cap Core Stock	231,319	—	239,206	—
Capital Guardian Large Cap Blend	43,898	—	6,788	—
Index 500 Stock	93,039	—	131,754	—
American Century Large Company Value	38,225	—	4,767	—
Capital Guardian Domestic Equity	251,652	—	172,389	—
T. Rowe Price Equity Income	98,360	—	88,381	—
Mid Cap Growth Stock	780,809	—	850,661	—
Index 400 Stock (a)	134,022	—	130,364	—
AllianceBernstein Mid Cap Value	56,026	—	68,981	—
Small Cap Growth Stock	714,494	—	725,498	—
Index 600 Stock (b)	30,279	—	9,486	—
T. Rowe Price Small Cap Value	132,171	—	114,216	—
International Growth	368,743	—	329,699	—
MFS® Research International Core	62,464	—	18,060	—
Franklin Templeton International Equity	285,179	—	261,768	—
MFS® Emerging Markets Equity	121,426	—	46,839	—
Short-Term Bond	72,217	40,605	30,462	28,294
Select Bond	1,462,777	689,496	1,385,391	592,406
PIMCO Long-Term U.S. Government Bond	48,844	56,535	31,992	41,411
American Century Inflation Protection	36,878	40,928	22,620	20,203
High Yield Bond	186,457	—	167,654	—
PIMCO Multi-Sector Bond	180,719	—	113,883	—
Balanced (c)	3,541,385	561,883	3,880,811	508,779
Asset Allocation	235,871	42,076	241,502	41,153

(a)	Includes (in thousands) $865 of purchases and $47 of sales with affiliates
(b)	Includes (in thousands) $47 of purchases and $865 of sales with affiliates
(c)	Includes (in thousands) $106,823 of purchases with affiliates

Note 14 — The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
AllianceBernstein Mid Cap Value	0.85%
T. Rowe Price Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Balanced	0.30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
Franklin Templeton International Equity	0.85%	0.65%	0.65%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess
Janus Capital Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess
Capital Guardian Domestic Equity	0.65%	0.55%	0.50%
American Century Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
PIMCO Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
American Century Inflation Protection	0.58%	0.55%	0.49%
PIMCO Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess
Capital Guardian Large Cap Blend	0.77%	0.70%	0.62%	0.56%
MFS® Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess
T. Rowe Price Equity Income	0.65%	0.60%

Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $200 Million	Excess
Index 600 Stock	0.25%	0.20%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess
MFS® Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio		Expiration
Janus Capital Appreciation	0.90%	December 31, 2008
Capital Guardian Large Cap Blend	0.85%	April 30, 2008
American Century Large Company Value	0.80%	April 30, 2008
Capital Guardian Domestic Equity	0.75%	April 30, 2008
T. Rowe Price Equity Income	0.75%	December 31, 2008
AllianceBernstein Mid Cap Value	1.00%	December 31, 2008
Index 600 Stock	0.35%	April 30, 2008
T. Rowe Price Small Cap Value	1.00%	April 30, 2008
International Growth	1.10%	April 30, 2008
MFS® Research International Core	1.15%	April 30, 2008
MFS® Emerging Markets Equity	1.50%	April 30, 2008
Short-Term Bond	0.45%	April 30, 2008
PIMCO Long-Term U.S. Government Bond	0.65%	April 30, 2008
American Century Inflation Protection	0.65%	April 30, 2008
PIMCO Multi-Sector Bond	0.95%	April 30, 2008
Asset Allocation	0.75%	April 30, 2008

With respect to the Franklin Templeton International Equity Portfolio, MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% (80 basis points) on the Portfolio’s first $50 million of assets, 0.60% (60 basis points) on Portfolio assets from $50 million to $1 billion, 0.58% (58 basis points) on assets from $1 billion to $1.5 billion, and 0.51% (51 basis points) on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2008.

With respect to the Asset Allocation Portfolio, MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2008. In addition, MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2007, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock	$2,801
Janus Capital Appreciation	3,872
Large Cap Core Stock	2,703
Index 500 Stock	9,120
Capital Guardian Domestic Equity	6,455
T. Rowe Price Equity Income	2,894
Mid Cap Growth Stock	2,838
Index 400 Stock	6,986
AllianceBernstein Mid Cap Value	2,697
Small Cap Growth Stock	3,377
T. Rowe Price Small Cap Value	7,277
High Yield Bond	6,136
Asset Allocation	5,094

Janus Capital Management, LLC (“Janus Capital”), Capital Guardian Trust Company (“Capital Guardian”), American Century Investment Management, Inc. (“American Century”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Alliance Bernstein L.P. (“AllianceBernstein”), Massachusetts Financial Services Company (“MFS”), Templeton Investment Counsel, LLC. (“Templeton Counsel”), and Pacific Investment Management Company, LLC (“PIMCO”) have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the Janus Capital Appreciation Portfolio, Capital Guardian Large Cap Blend and Capital Guardian Domestic Equity Portfolios, American Century Large Company Value and American Century Inflation Protection Portfolios, T. Rowe Price Equity Income and T. Rowe Price Small Cap Value Portfolios, AllianceBernstein Mid Cap Value Portfolio, MFS® Research International Core and MFS® Emerging Markets Equity Portfolios, the Franklin Templeton International Equity Portfolio, and the PIMCO Long-Term U.S. Government Bond and PIMCO Multi-Sector Bond Portfolios, respectively. MSA pays Janus Capital 0.55% on the first $100 million of the Portfolio’s assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. For the Capital Guardian Large Cap Blend Portfolio, MSA pays Capital Guardian 0.46% on the first $150 million of the Portfolio’s assets, 0.40% on the next

Notes to Financial Statements

Notes to Financial Statements

$150 million, 0.35% on the next $200 million and 0.30% on assets in excess of $500 million. For the Capital Guardian Domestic Equity Portfolio, MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less and 0.275% on net assets in excess of $100 million. MSA pays American Century 0.47% on the first $100 million, 0.42% on the next $150 million and 0.38% on assets in excess of $250 million for the American Century Large Company Value Portfolio. MSA pays American Century 0.32% on the first $100 million, 0.30% on the next $150 million and 0.25% on assets in excess of $250 million for the American Century Inflation Protection Portfolio. For the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price 0.40% on the first $250 million of the Portfolio’s assets, 0.375% on the next $250 million, and 0.35% on assets in excess of $500 million. MSA pays T. Rowe Price an annual rate of 0.60% of the T. Rowe Price Small Cap Value Portfolio’s average daily net assets. MSA pays AllianceBernstein 0.72% on the first $25 million of the AllianceBernstein Mid Cap Value Portfolio’s assets, 0.54% on the next $225 million, and 0.50% on assets in excess of $250 million, with a minimum amount of $16,000. MSA pays MFS® 0.55% on the first $250 million, 0.50% on the next $250 million, 0.45% on the next $500 million, and 0.40% on assets in excess of $1 billion for the MFS® Research International Core Portfolio. MSA pays MFS® 0.80% on the first $250 million, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion for the MFS® Emerging Markets Equity Portfolio. Effective November 15, 2006, MSA pays Templeton Counsel 0.50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel, 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. For the PIMCO Long-Term U.S. Government Bond Portfolio, MSA pays PIMCO 0.225% of the average daily net assets of the Portfolio and for the PIMCO Multi-Sector Bond Portfolio, MSA pays PIMCO 0.45% of the average daily net assets of the Portfolio.

Note 15 — Transaction in written call and put options were as follows (amounts in thousands, except number of contracts):

	PIMCO Long-Term U.S. Government Bond			PIMCO Multi-Sector Bond
	# of Contracts	Notional Amount in $	Premium	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	—	$—	$—	—	$—	$—
Sales	121	303	13	354	354	140
Closing Buys	(10)	(25)	(4)	(132)	(132)	(37)
Expirations	—	—	—	(26)	(26)	(9)
Exercised	(100)	(250)	(3)	—	—	—

Balance at 12/31/2007	11	$28	$6	196	$196	$94

Note 16 — Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statement of Assets and Liabilities.

Notes to Financial Statements

Notes to Financial Statements

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post-October losses and capital loss carryovers as of December 31, 2007 is provided below:

	Post-October Losses		Capital Loss Carryovers
Portfolio	Capital	Foreign Currency	Amount	Expiration	Utilized in 2007	Expired in 2007
	(Amounts in Thousands)
Growth Stock	$—	$—	$—	—	$9,516	$—
Janus Capital Appreciation	—	—	—	—	—	—
Large Cap Core Stock	—	—	84,501	2011-2012	42,719	—
Capital Guardian Large Cap Blend	299	—	—	—	—	—
Index 500 Stock	—	—	—	—	—	—
American Century Large Company Value	15	—	—	—	—	—
Capital Guardian Domestic Equity	—	—	—	—	—	—
T. Rowe Price Equity Income	—	—	—	—	—	—
Mid Cap Growth Stock	—	—	—	—	—	—
Index 400 Stock	—	—	—	—	—	—
AllianceBernstein Mid Cap Value	—	—	—	—	—	—
Small Cap Growth Stock	—	—	—	—	—	—
Index 600 Stock	—	—	—	—	—	—
T. Rowe Price Small Cap Value	—	—	—	—	—	—
International Growth	—	56	—	—	—	—
MFS® Research International Core	—	4	—	—	—	—
Franklin Templeton International Equity	—	338	—	—	—	—
MFS® Emerging Markets Equity	—	23	—	—	—	—
Money Market	—	—	13	2010-2014	—	—
Short-Term Bond	40	—	76	2015	—	—
Select Bond	—	—	16,696	2013-2014	3,392	—
PIMCO Long-Term U.S. Government Bond	—	—	—	—	—	—
American Century Inflation Protection	—	—	—	—	—	—
High Yield Bond	329	—	53,785	2008-2014	675	14,201
PIMCO Multi-Sector Bond	—	196	—	—	—	—
Balanced	—	—	—	—	—	—
Asset Allocation	—	—	—	—	—	—

Note 17 — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 18 — Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2007 and the year ended December 31, 2006 are summarized below:

Portfolio	2007 Reimbursements	2006 Reimbursements
International Growth	$379,759	$253,538
Franklin Templeton International Equity	3,435,866	2,840,171
MFS® Research International Core	50,124	—
MFS® Emerging Markets Equity	74,978	—

Notes to Financial Statements

Note 19 — Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2007 and December 31, 2006 were as follows:

Notes to Financial Statements

	2007 Distributions Paid From:			2006 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Growth Stock	$6,654	$—	$—	$5,333	$—
Janus Capital Appreciation	79	272	—	514	6,622
Large Cap Core Stock	6,345	—	—	5,437	—
Capital Guardian Large Cap Blend	370	—	—	—	—
Index 500 Stock	35,452	76,507	—	31,371	69,507
American Century Large Company Value	397	2	—	—	—
Capital Guardian Domestic Equity	10,843	15,394	—	1,088	2,506
T. Rowe Price Equity Income	5,943	20,097	—	3,539	3,806
Mid Cap Growth Stock	9,438	106,812	—	1,541	28,368
Index 400 Stock	8,654	29,612	—	7,914	29,514
AllianceBernstein Mid Cap Value	5,009	13,911	—	1,411	8,997
Small Cap Growth Stock	3,407	45,726	—	2,905	64,047
Index 600 Stock	105	—	102	—	—
T. Rowe Price Small Cap Value	4,900	15,260	—	1,593	9,368
International Growth	2,744	24,163	—	451	3,118
MFS® Research International Core	798	—	—	—	—
Franklin Templeton International Equity	32,959	21,809	—	22,771	—
MFS® Emerging Markets Equity	234	—	—	—	—
Money Market	21,766	—	—	17,568	—
Short-Term Bond	1,678	—	—	—	—
Select Bond	40,788	—	—	31,072	—
PIMCO Long-Term U.S. Government Bond	837	180	—	—	—
American Century Inflation Protection	983	—	—	—	—
High Yield Bond	17,960	—	—	16,968	—
PIMCO Multi-Sector Bond	2,006	33	—	—	—
Balanced	91,830	50,253	—	85,455	28,598
Asset Allocation	7,648	12,908	—	4,818	6,398

As of December 31 2007, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in Thousands)
Growth Stock	$6,332	$39,361	$—	$144,042
Janus Capital Appreciation	764	6,366	—	60,030
Large Cap Core Stock	7,217	—	(84,502)	109,512
Capital Guardian Large Cap Blend	1	—	(299)	(2,507)
Index 500 Stock	38,999	53,003	—	665,723
American Century Large Company Value	79	—	(15)	(2,441)
Capital Guardian Domestic Equity	19,619	22,547	—	(14,786)
T. Rowe Price Equity Income	672	3,845	—	11,371
Mid Cap Growth Stock	31,441	108,595	—	213,855
Index 400 Stock	10,170	46,051	—	88,948
AllianceBernstein Mid Cap Value	123	2,031	—	87
Small Cap Growth Stock	26,367	55,588	—	25,305
Index 600 Stock	—	12	—	(1,678)
T. Rowe Price Small Cap Value	5,364	22,726	—	45,342
International Growth	6,036	31,898	(56)	53,023
MFS® Research International Core	306	—	(4)	1,068
Franklin Templeton International Equity	62,359	121,603	(338)	658,694
MFS® Emerging Markets Equity	599	—	(23)	13,876
Short-Term Bond	7	—	(116)	116
Select Bond	52,811	—	(16,697)	1,677
PIMCO Long-Term U.S. Government Bond	437	342	—	605
American Century Inflation Protection	42	—	—	1,132
High Yield Bond	21,340	—	(54,114)	(10,435)
PIMCO Multi-Sector Bond	—	217	(196)	(874)
Balanced	32,198	696,296	—	246,984
Asset Allocation	9,607	19,113	—	27,967

Note 20 — Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements in unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Janus Capital Appreciation Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Large Cap Blend Portfolio, Index 500 Stock Portfolio, American Century Large Company Value Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, AllianceBernstein Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, MFS® Research International Core Portfolio, Franklin Templeton International Equity Portfolio, MFS® Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, PIMCO Long-Term U.S. Government Bond Portfolio, American Century Inflation Protection Portfolio, High Yield Bond Portfolio, PIMCO Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2007, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, respectively, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 19, 2008

Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.nmfn.com.

Proxy Voting and Portfolio Holdings

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. (“NMSF”) was held on February 20, 2007. All of the outstanding shares of NMSF are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and therefore, Northwestern Mutual is the only shareholder of NMSF. Northwestern Mutual holds these shares for its general account and for its separate investment accounts used for its variable annuity contracts and variable life policies. Northwestern Mutual voted the outstanding shares allocated to the variable accounts in accordance with the instructions received from variable annuity contract or variable life insurance policy. Shares of each Portfolio of NMSF as to which no timely instructions were received were voted by Northwestern Mutual in proportion to the instructions from those contract and policy owners and payees who furnished timely instructions with respect to shares of that Portfolio. Northwestern Mutual also voted the shares of each Portfolio held in its general account in the same proportion as it voted the rest of the shares. The results of the shareholders’ vote on the proposals are as follows:

Proposal 1 — To elect six Directors to Northwestern Mutual Series Fund’s Board of Directors.

(Under Maryland law, the nominees for director receiving the vote of a plurality of the outstanding voting shares of NMSF cast at a shareholders meeting will be elected.)

Director Name	Votes For	Votes Withheld	Total Votes
Miriam M. Allison	6,941,574,354.464	173,219,554.170	7,114,793,908.634
William A. McIntosh	6,936,844,394.274	177,949,514.360	7,114,793,908.634
Michael G. Smith	6,949,147,082.920	165,646,825.714	7,114,793,908.634
Robert H. Huffmann III	6,947,757,388.702	173,036,519.932	7,114,793,908.634
Michael M. Knetter	6,946,567,148.624	168,226,760.010	7,114,793,908.634
Edward J. Zore	6,943,272,826.802	171,521,081.832	7,114,793,908.634

Proposal 2 — Approval to enter into and materially amend agreements with investment sub-advisors on behalf of one or more of the portfolios without obtaining shareholder approval.

(Each Portfolio voted on this Proposal separately.)

Portfolio Name	Votes For	Votes Against	Votes Abstained	Total Votes
Small Cap Growth Stock	205,696,277.269	12,236,034.030	5,028,226.448	222,960,537.747
T. Rowe Price Small Cap Value	160,179,370.847	10,755,868.468	3,702,513.550	174,637,752.865
Aggressive Growth Stock	324,195,600.467	19,551,191.237	10,960,711.173	354,707,502.877
International Growth	142,823,557.773	7,560,629.399	2,944,600.272	153,328,787.444
Franklin Templeton International Equity	616,672,972.483	30,018,227.854	17,544,141.936	664,235,342.273
AllianceBernstein Mid Cap Value	73,149,794.374	4,459,050.749	1,567,880.331	79,176,725.454
Index 400 Stock	313,994,332.328	15,973,167.305	7,657,823.978	337,625,323.611
Janus Capital Appreciation	74,803,595.077	4,466,598.601	1,368,053.555	80,638,247.233
Growth Stock	290,359,202.921	20,703,314.394	10,176,643.955	321,239,161.270
Large Cap Core Stock	365,138,542.695	17,545,911.849	15,460,625.303	398,145,079.847
Capital Guardian Domestic Equity	285,770,445.295	17,221,622.154	4,970,374.099	307,962,441.548
T. Rowe Price Equity Income	116,963,407.365	4,202,612.602	2,359,431.779	123,525,451.746
Index 500 Stock	585,793,560.778	32,078,249.461	21,919,994.902	639,791,805.141
Asset Allocation	219,038,236.144	7,541,873.108	4,675,335.791	231,255,445.043
Balanced	1,384,950,479.290	67,965,630.254	51,051,296.210	1,503,967,405.754
High Yield Bond	351,139,699.597	15,948,076.106	7,888,506.473	374,976,282.176
Select Bond	715,455,599.700	31,131,980.741	13,800,108.944	760,387,689.385
Money Market	356,171,943.481	22,925,585.963	7,135,397.776	386,232,927.220

Special Meeting of Shareholders

Special Meeting of Shareholders

Proposal 3 — To approve an amendment to the Investment Advisory Agreement with Mason Street Advisors, LLC.

(Each Portfolio voted on this Proposal separately.)

Portfolio Name	Votes For	Votes Against	Votes Abstained	Total Votes
Small Cap Growth Stock	208,599,122.908	8,868,557.595	5,492,857.244	222,960,537.747
T. Rowe Small Cap Value	161,254,955.879	9,218,526.093	4,164,270.893	174,637,752.865
Aggressive Growth Stock	326,296,660.588	16,472,000.330	11,938,841.959	354,707,502.877
International Growth	144,448,554.074	4,900,708.653	3,979,524.717	153,328,787.444
Franklin Templeton International Equity	621,332,354.521	24,116,259.116	18,786,728.636	664,235,342.273
AllianceBernstein Mid cap Value	73,584,505.617	3,995,910.893	1,596,308.944	79,176,725.454
Index 400 Stock	315,952,390.685	13,424,090.023	8,248,842.903	337,625,323.611
Janus Capital Appreciation	75,492,335.676	3,463,824.051	1,682,087.506	80,638,247.233
Growth Stock	294,082,965.956	11,423,764.418	15,732,430.896	321,239,161.270
Large Cap Core Stock	368,006,744.919	13,936,274.959	16,202,059.969	398,145,079.847
Capital Guardian Domestic Equity	287,441,201.414	14,101,638.328	6,419,601.806	307,962,441.548w
T. Rowe Price Equity Income	118,081,905.366	2,777,761.152	2,665,785.228	123,525,451.746
Index 500 Stock	591,934,502.233	25,557,802.693	22,299,500.215	639,791,805.141
Asset Allocation	220,366,028.431	5,477,369.847	5,412,046.765	231,255,445.043
Balanced	1,395,427,488.548	56,530,246.902	52,009,670.304	1,503,967,405.754
High Yield Bond	352,642,144.705	13,463,913.296	8,870,224.175	374,976,282.176
Select Bond	719,574,265.813	23,493,737.866	17,319,685.706	760,387,689.385
Money Market	358,183,155.577	19,834,706.741	8,215,064.902	386,232,927.220

Proposal 4 — To approve an amendment to a component of the investment objective of the Balanced Portfolio.

(Only shareholders of the Balanced Portfolio voted on this Proposal.)

Votes For	Votes Against	Votes Abstain	Total Votes
1,393,090,531.408	58,981,971.032	51,894,903.314	1,503,967,405.754

Special Meeting of Shareholders

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2007. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William A. McIntosh 720 East Wisconsin Avenue Milwaukee, WI 53202 1939	Director	Since 1997	27	MGIC Investment Corporation

Principal Occupation During Past 5 Years: Financial consulting. Adjunct Faculty Member, Howard University (1998-2004)
Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27	Trustee of The Ivy Family of Funds (2 registered investment companies — 28 portfolios) and Director of the TDAX Funds, Inc. (5 portfolios)

Principal Occupation During Past 5 Years: Private investor; retired since 1999
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	None

Principal Occupation During Past 5 Years: Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman ofUMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registeredinvestment adviser; prior thereto, Head of Fixed Income Sales, Midwest Region, Citigroup, Inc. (formerly Salomon Brothers).
Michael M. Knetter 720 East Wisconsin Avenue Milwaukee, WI 53202 1960	Director	Since 2007	27	Trustee of The Neuberger Berman Family of Funds (11 registered investment companies — 61 portfolios). Wausau Paper Corp. and Great Wolf Resorts, Inc.

Principal Occupation During Past 5 Years: Dean of University of Wisconsin-Madison School of Business since 2002. Prior thereto,Associate Dean of the MBA Program and Professor of International Economics for the Amos Tuck School of Business atDartmouth College.

Director and Officer Information

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

Other Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore 720 East Wisconsin Avenue Milwaukee, WI 53202 1945	Chairman and Director	Since 2000	27	Manpower, Inc.; Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served
Mark G. Doll 720 East Wisconsin Avenue Milwaukee, WI 53202 1949	President	Since 2003

Principal Occupation During Past 5 Years: Senior Vice President of Northwestern Mutual; President and Director of Mason Street Advisors, LLC since 2002; Vice President and Assistant Treasurer — Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001
Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller 2002; Associate Controller from 2001-2002; prior thereto, Director of New Business, Large Case Division
Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Vice President — Operations	Since 2004

Principal Occupation During Past 5 Years: Vice President — Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual
Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto Associate Director
Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202 1974	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004-2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, US Bancorp Fund Services, LLC (mutual fund service provider) from 2001 to 2003
Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.) (mutual fund service provider) from 1993 to 2004

Director and Officer Information

Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, contract for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”), including its Independent Directors, considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis.

At its August 2, 2007 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Investment Sub-Advisory Agreements, with certain non-substantive amendments, between Mason Street Advisors and AllianceBernstein L.P. (“AllianceBernstein”) relating to the AllianceBernstein Mid Cap Value Portfolio and between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Janus Capital Appreciation Portfolio. At its November 1, 2007 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Investment Sub-Advisory Agreements, with certain non-substantive amendments, between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio. (AllianceBernstein, Janus and T. Rowe Price are collectively referred to herein as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements.”)

Factors Considered

In determining whether to approve the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the directors requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information complied by certain independent providers of evaluative data. While particular focus is given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Existing Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide the Sub-Advised Portfolios, and the related performance, costs and expenses, is an ongoing one. As a result, the director’s consideration of the nature, extent and quality of services, and the performance, costs and expenses, was informed by information provided and deliberations that occurred at other meetings throughout the year.

The independent Directors also received a memorandum from their counsel advising the directors of their responsibilities in connection with the renewal of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review of these Agreements. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel to the Independent Directors.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers. The directors received a presentation from representatives of each Sub-Adviser who are involved in the management of the respective Sub-Advised Portfolios, as well as information from Mason Street Advisors regarding on-site due diligence visits which had been conducted with each Sub-Adviser. The directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included the Sub-Adviser’s investment personnel, the experience of the portfolio managers of each of the Sub-Adviser Portfolios, and any changes in key personnel. The directors also considered the scope of the services provided by the Sub-Advisers, the Sub-Advisers’ experience and the performance of the Sub-Advised Portfolios. Consideration was also give to the Sub-Advisers’ reputations as leaders in providing investment management services. The directors noted that there were no changes in the services provided by the Sub-Advisers or the personnel providing those services. The directors also discussed with each Sub-Adviser their succession plans with respect to the management of each Sub-Advised Portfolio. The directors were presented with other information relating to the Sub-Advisers including business structure and history. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the directors concluded that they were satisfied with the nature, extent and quality of services provided by Sub-Advisers on behalf of the respective Sub-Advised Portfolios, and the resources committed by each Sub-Adviser in providing those services.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one year, three year and since inception (or, in the case of the T. Rowe Price Small Cap Value Portfolio, five year) performance to the returns of appropriate peer groups created by an independent research firm, certain benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio, and (iii) the Morningstar and the Lipper rankings for the one year, three year and since inception (or, in the case of the T. Rowe Price Small Cap Value Portfolio, five year) periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices (and considered independent rankings and ratings) to obtain an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors in particular noted the consistently strong investment results of the Janus Capital Appreciation Portfolio, which was ranked in the 1st quartile by Lipper for performance for the one and three periods ended June 30, 2007. The directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile of each Sub-Advised Portfolio over the short and long term relative to its performance, and noted in particular the consistently lower risk profile of the Portfolios sub-advised by T. Rowe Price. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary and portfolio analysis they received periodically throughout the year.

Regarding the performance of the AllianceBernstein Mid Cap Value Portfolio relative to its peer group, the directors considered information provided by AllianceBernstein regarding underperformance and the steps being taken to improve performance. The directors also considered that the AllianceBernstein Mid Cap Value Portfolio had outperformed its index benchmarks for the six month, one year and three year periods ended June 30, 2007. Based on AllianceBernstein’s information and the directors’ knowledge of the nature and quality of services provided by AllianceBernstein in general, the directors concluded that the performance of this Portfolio was being properly monitored.

Based on its review of the various measures and periods of investment performance for these Sub-Advised Portfolios, the Board concluded that, on balance, it was satisfied with the relative investment performance of these Sub-Advised Portfolios.

Management Fees and Other Expenses. In evaluating the management fees and total expenses paid by the Sub-Advised Portfolios, the directors considered the actual and contractual fees paid by each Sub-Advised Portfolio, as presented in connection with the review of the Series Fund’s investment management agreement with Mason Street Advisors. The directors also considered the sub-advisory fees, which fees are paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by certain of the Sub-Advisers for similarly managed sub-advised accounts. The directors also considered a comparison of the actual and contractual management fees of the Sub-Advised Portfolios and those of an independently selected peer group of mutual funds for each of the Sub-Advised Portfolios. The directors considered that the fee schedules for certain of the Sub-Advised

Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Portfolios contained breakpoints, and that the fee schedules and breakpoints evidenced an appropriate sharing of economies of scale between the each Sub-Advised Portfolio and Mason Street Advisors. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, the increase in management, compliance and related costs, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio. The directors considered the comparative data as a tool to help assess the reasonableness of each Sub-Advised Portfolio’s advisory fee, though they noted that it was difficult to make precise comparisons with other funds because the exact nature of services provided to peer funds is often not apparent.

The directors also considered the total operating expenses of each of the Sub-Advised Portfolios and compared those expenses with those of each Sub-Advised Portfolio’s respective peer group. The directors noted that all of the Sub-Advised Portfolios were in either the first or second quintile of their respective peer groups with respect to total net operating expenses.

Based on their review of the above information and other factors deemed relevant by the directors, the directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

Costs and Profitability. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios and the financial statements of certain Sub-Advisers or their affiliates. The directors considered the profitability of Mason Street Advisors. The directors noted that the sub-Advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and the Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisors and clients because comparative information is not generally publicly available and, when available, its utility is subject to various assumptions and other factors. In connection with their review, the directors were presented with information concerning Mason Street Advisors’ soft dollar arrangements, including its policies for allocating brokerage for brokerage and research services. Based on their review, the directors concluded that they were satisfied that the fees paid by each of the Sub-Advised Portfolios was not excessive.

Conclusions of the Directors

Based on a consideration of all factors they deemed relevant in their totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, concluded that it was in the best interests of each Portfolio to approve the continuation of each of the Existing Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers.

Approval and Continuance of Investment Sub-Advisory Agreements

Fidelity® Variable Insurance Products:
Mid Cap Portfolio

Annual Report
December 31, 2007

Fidelity
INVESTMENTS®

Contents

Performance	3	How the fund has done over time.

Management’s Discussion	4	The manager’s review of fund performance, strategy and outlook.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	27	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	32

Trustees and Officers	33

Distributions	38

Board Approval of Investment Advisory Contracts and Management Fees	39

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for “proxy voting guidelines”) or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Life of fundA
VIP Mid Cap — Initial Class	15.63%	21.70%	18.97%
VIP Mid Cap — Service ClassB	15.49%	21.58%	18.85%
VIP Mid Cap — Service Class 2C	15.34%	21.40%	18.69%
VIP Mid Cap — Investor ClassD	15.46%	21.62%	18.93%

A	From December 28,1998.

B	Performance for Service Class shares reflects an asset based distribution fee (12b-l).

C

The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-l fee). Returns from December 28,1998 to January 12, 2000 are those of Service Class which reflect a different 12b-l fee. Had Service Class 2’s 12b-l fee been reflected, returns prior to January 12, 2000 would have been lower.

D

The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class’s transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio — Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed over the same period.

3	Annual Report

Management’s Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial Average™ and the Standard & Poor’s 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index — a gauge of developed stock markets outside the United States and Canada — beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index — representing the debt performance of major global economies, excluding the United States — rose 13.05%.

During the past year, the fund almost doubled the 7.98% return of the Standard & Poor’s® MidCap 400 Index. (For specific portfolio performance results, please refer to the performance section of this report.) Versus the index, the fund was aided by financials, consumer discretionary, industrials and information technology. In the latter three cases, stock selection was the main driver, while in financials a big underweighting helped. Additionally, the fund’s foreign holdings benefited from currency fluctuations. Juniper Networks, the fund’s largest holding at period end, also was its biggest contributor versus the index, aided by robust demand for its networking equipment. Other contributors included AGCO and Deere & Co., providers of farm tractors; online travel company Priceline.com; and Apple, a maker of personal computers and consumer electronics products. Except for AGCO, all the contributors I mentioned were out-of-index stocks. Conversely, energy hurt the most on a sector basis, mainly because of untimely sales early in the period. Among individual holdings, not owning surgical device maker Intuitive Surgical, a benchmark component, detracted. The stock soared despite what I thought was a rich valuation. Similarly, not owning Lyondell Chemical hurt performance, as did personal computer distributor CDW, which I sold early in the period, before the stock rallied. Internap Network Services was one out-of-benchmark stock we owned that performed poorly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-l) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$1,000.00	$1,028.80	$3.38
HypotheticalA	$1,000.00	$1,021.88	$3.36
Service Class
Actual	$1,000.00	$1,028.20	$3.89
HypotheticalA	$1,000.00	$1,021.37	$3.87
Service Class 2
Actual	$1,000.00	$1,027.60	$4.65
HypotheticalA	$1,000.00	$1,020.62	$4.63
Investor Class
Actual	$1,000.00	$1,028.00	$3.94
HypotheticalA	$1,000.00	$1,021.32	$3.92

A	5% return per year before expenses

*	Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.66%
Service Class	.76%
Service Class 2.91%
Investor Class	.77%

5	Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007

	% of fund’s net assets	% of fund’s net assets 6 months ago
Juniper Networks, Inc.	2.5	2.6
Altera Corp.	2.0	2.4
Gentex Corp.	2.0	1.7
AGCO Corp.	2.0	2.1
Deere & Co.	1.6	1.2
Priceline.com, Inc.	1.5	1.1
Cisco Systems, Inc.	1.5	1.5
Cooper Industries Ltd. Class A	1.4	1.4
Ameriprise Financial, Inc.	1.4	1.7
AllianceBernstein Holding LP	1.3	1.6

	17.2

Top Five Market Sectors as of December 31, 2007

	% of fund’s net assets	% of fund’s net assets 6 months ago
Information Technology	19.9	23.0
Industrials	13.6	13.1
Health Care	13.1	12.2
Energy	12.8	12.9
Consumer Discretionary	12.8	12.6

Asset Allocation (% of fund’s net assets)

Annual Report	6

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks – 99.4%

	Shares	Value
CONSUMER DISCRETIONARY – 12.8%
Auto Components – 2.6%
Amerigon, Inc. (a)	461,503	$9,756,173
Automotive Axles Ltd.	30,748	494,168
BorgWarner, Inc.	200	9,682
Fuel Systems Solutions, Inc. (a)(e)	1,011,912	14,460,222
Gentex Corp. (e)	9,859,019	175,194,768
Hawk Corp. Class A (a)	259,855	4,682,587
Hota Industrial Manufacturing Co. Ltd.	2,314,950	2,798,213
Jinheng Automotive Safety Technology Holdings Ltd.	450,000	73,874
Johnson Controls, Inc.	534,700	19,270,588
Minth Group Ltd.	579,000	855,457
New Focus Auto Tech Holdings Ltd.	7,707,000	1,640,818
Toyoda Gosei Co. Ltd.	100	3,531
Xinyi Glass Holdings Co. Ltd.	1,000	972

		229,241,053

Automobiles – 0.1%
Bajaj Auto Ltd.	100	6,669
Geely Automobile Holdings Ltd. (d)	60,255,200	6,800,551
Great Wall Motor Co. Ltd. (H Shares)	631,500	908,726
Harley Davidson Inc.	100	4,671
Hyundai Motor Co.	2,770	211,871
Hyundai Motor Co. GDR (f)	100	3,813
Monaco Coach Corp.	278,267	2,471,011
Renault SA	100	14,158
Thor Industries, Inc.	100	3,801

		10,425,271

Distributors – 0.0%
China Resources Enterprise Ltd.	202,000	867,887
Li & Fung Ltd.	2,200	8,888
Xinyu Hengdeli Holdings Ltd.	4,000	2,242

		879,017

Diversified Consumer Services – 0.1%
American Public Education, Inc.	18,000	752,040
Apollo Group, Inc. Class A (non-vtg) (a)	700	49,105
Benesse Corp.	64,600	2,738,458
Bright Horizons Family Solutions, Inc. (a)	57	1,969
Capella Education Co.	57,300	3,750,858
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	100	8,059
Princeton Review, Inc. (a)	29	242
Raffles Education Corp. Ltd.	229,000	482,958
Service Corp. International	100	1,405
Strayer Education, Inc.	700	119,406
Universal Technical Institute, Inc. (a)	100	1,700
Weight Watchers International, Inc.	100	4,518

		7,910,718

Hotels, Restaurants & Leisure – 1.2%
AmRest Holdings NV (a)	50,200	2,724,614
Buffalo Wild Wings, Inc. (a)(d)	154,662	3,591,252
CBRL Group, Inc.	100	3,239
Chipotle Mexican Grill, Inc. Class A (a)	100	14,707
Einstein Noah Restaurant Group, Inc. (a)	252,004	4,573,873
FU Jl Food & Catering Services Holdings Ltd.	1,000	2,309
Home Inns & Hotels Management, Inc. ADR (a)	27,300	972,972
Indian Hotels Co. Ltd.	100	405
Jack in the Box, Inc. (a)	200	5,154
Jollibee Food Corp.	5,372,000	6,775,261
Krispy Kreme Doughnuts, Inc. (a)	828,200	2,617,112
Kyoritsu Maintenance Co. Ltd.	120	2,356
Life Time Fitness, Inc. (a)	100	4,968
Minor International PCL (For. Reg.)	10	5
P.F. Chang’s China Bistro, Inc. (a)	100	2,284
Panera Bread Co. Class A (a)(d)	134,453	4,816,106
Peet’s Coffee & Tea, Inc. (a)	100	2,907
Red Robin Gourmet Burgers, Inc. (a)	719	23,001
Ruby Tuesday, Inc.	542,452	5,288,907
Shanghai Jin Jiang International Hotels Group Co. Ltd. (H Shares)	2,000	821
Shangri-La Asia Ltd.	111	349
Sonic Corp. (a)	1,449,066	31,734,534
St. Marc Holdings Co. Ltd.	494,600	20,038,137
Starbucks Corp. (a)	118,800	2,431,836
Starwood Hotels & Resorts Worldwide, Inc.	310,100	13,653,703
TAJ GVK Hotels & Resorts Ltd.	297,699	1,342,120
The Cheesecake Factory, Inc. (a)	100	2,371
Yoshinoya Holdings Co. Ltd. (d)	1,994	3,358,127
Yum! Brands, Inc.	100	3,827

		103,987,257

Household Durables – 0.8%
Corporacion Geo SA de CV Series B (a)	100	287
Cyrela Brazil Realty SA	1,200	16,166
Gafisa SA ADR (a)	1,000	37,450
Henry Boot PLC	347,370	1,162,940
iRobot Corp. (a)(d)	290,435	5,251,065
KB Home	100	2,160
La-Z-Boy, Inc.	100	793
M.D.C. Holdings, Inc.	100	3,713
Maisons France Confort	3,380	218,226
Makita Corp. sponsored ADR	100	4,228
Newell Rubbermaid, Inc.	100	2,588
Nihon Eslead Corp.	262,700	3,429,820
PIK Group GDR	100	3,050
Samson Holding Ltd.	100	21
Sekisui House Ltd.	618,000	6,617,257
Snap-On, Inc.	100	4,824
Taylor Wimpey PLC	139	561
Techtronic Industries Co. Ltd.	500	499
The Stanley Works	898,451	43,556,904
TomTom Group BV (a)	7,778	584,587

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
CONSUMER DISCRETIONARY – continued
Household Durables – continued
Whirlpool Corp.	162,800	$13,289,364
Woongjin Coway Co. Ltd.	30,710	1,000,593

		75,187,096

Internet & Catalog Retail – 1.6%
China Seven Star Shopping Ltd. (a)	10,000	346
GSI Commerce Inc. (a)	100	1,950
N Brown Group PLC	1,161,896	5,465,405
Netflix, Inc. (a)	100	2,662
NutriSystem, Inc. (a)(d)	79,039	2,132,472
Priceline.com, Inc. (a)(d)	1,136,400	130,526,904

		138,129,739

Leisure Equipment & Products – 0.2%
Beneteau SA	500	12,777
Giant Manufacturing Co. Ltd.	4,270,000	9,559,112
Hasbro, Inc. (d)	186,300	4,765,554
Li Ning Co. Ltd.	2,000	7,451
Mega Brands, Inc. (a)	100	624
Mizuno Corp.	124,000	790,672
Nidec Copal Corp.	100	1,295
SHIMANO, Inc.	100	3,602

		15,141,087

Media – 1.9%
Austar United Communications Ltd.	100	139
Balaji Telefilms Ltd.	100	881
Cinemax India Ltd.	478,887	2,079,370
Clear Media Ltd. (a)	243,000	253,687
CTC Media Inc. (a)	100	3,020
cyber communications, Inc. (d)	6,000	3,885,476
Dish TV India Ltd. (a)	50	130
E.W. Scripps Co. Class A	100	4,501
Eros International plc (a)	924,450	7,484,730
Gemstar-TV Guide International, Inc. (a)	100	476
Grupo Televisa SA de CV (CPO) sponsored ADR	100	2,377
Imagi International Holdings Ltd. (a)	2,000	446
Inox Leisure Ltd.	287,345	1,656,035
Lamar Advertising Co. Class A	100	4,807
Marvel Entertainment, Inc. (a)(d)	1,195,740	31,938,215
McGraw-Hill Companies, Inc.	64,000	2,803,840
News Corp. Class A	204	4,180
Omnicom Group, Inc.	2,291,796	108,929,064
PVR Ltd.	442,073	3,856,429
Regal Entertainment Group Class A	100	1,807
Salem Communications Corp. Class A	461,866	3,043,697
Trader Classified Media NV:
(A Shares)	100	16
(NY Shares) Class A	76,800	12,329
Usen Corp.	100	834
ValueCommerce Co. Ltd. (a)(d)	820	320,737
Voyager Learning Co. (a)	40,500	289,575
Wire and Wireless India Ltd. (a)	44	111
Zee Entertainment Enterprises Ltd.	88	730
Zee News Ltd. (a)	39	82

		166,577,721

Multiline Retail – 0.3%
Don Quijote Co. Ltd.	300	5,917
Golden Eagle Retail Group Ltd. (H Shares) (a)	1,000	1,044
Intime Department Store Group Co. Ltd.	1,000	1,185
JCPenney Co., Inc.	100	4,399
Kohl’s Corp. (a)	100	4,580
Lifestyle International Holdings Ltd.	4,657,000	12,542,740
Nordstrom, Inc.	363,321	13,344,780
Parkson Retail Group Ltd.	500	6,025
Ryohin Keikaku Co. Ltd.	56,300	3,385,665
Shopper’s Stop Ltd.	100	1,410

		29,297,745

Specialty Retail – 2.2%
ABC-Mart, Inc.	1,600,700	34,931,850
Asahi Co. Ltd.	200	2,300
Blacks Leisure Group PLC	100	362
Brown Shoe Co., Inc.	476,385	7,226,760
Charming Shoppes, Inc. (a)	100	541
Chow Sang Sang Holdings International Ltd.	2,000	3,453
Cost Plus, Inc. (a)	100	434
Dick’s Sporting Goods, Inc. (a)	166,300	4,616,488
DSG International PLC sponsored ADR	100	615
DSW, Inc. Class A (a)(d)	250,400	4,697,504
Esprit Holdings Ltd.	500	7,439
Fantastic Holdings Ltd.	110	434
Gamestop Corp. Class A (a)	608,500	37,793,935
Golfsmith International Holdings, Inc. (a)	250	963
GOME Electrical Appliances Holdings Ltd.	184,497	468,513
H&M Hennes & Mauritz AB (B Shares)	100	6,086
Hot Topic, Inc. (a)(e)	2,433,958	14,165,636
Inditex SA	401,700	24,633,846
JB Hi-Fi Ltd.	100	1,366
KOMERI Co. Ltd.	100	2,671
Lewis Group Ltd.	826,600	5,536,048
Nafco Co. Ltd.	1,300	24,253
Nitori Co. Ltd.	202,900	9,741,353
Otsuka Kagu Ltd.	27,600	405,953
Pendragon PLC	815,800	571,357
RONA, Inc. (a)	100	1,716
Ross Stores, Inc.	1,216,155	31,097,083
Sharper Image Corp. (a)	100	280
Staples, Inc.	100	2,307
Ulta Salon, Cosmetics & Fragrance, Inc.	100	1,715
Williams-Sonoma, Inc.	100	2,590

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Common Stocks – continued

	Shares	Value
CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Xebio Co. Ltd.	100	$2,858
Yamada Denki Co. Ltd.	173,970	19,659,919

		195,608,628

Textiles, Apparel & Luxury Goods – 1.8%
Asics Corp.	5,897,700	84,642,690
China Dongxiang Group Co. Ltd.	1,000	744
China Ting Group Holdings Ltd.	10,568,000	2,670,090
Folli Follie SA	80	2,977
G-lll Apparel Group Ltd. (a)	100	1,477
Gitanjali Gems Ltd.	130,000	1,458,026
Liz Claiborne, Inc.	303,100	6,168,085
Luen Thai Holdings Ltd.	1,000	133
Lululemon Athletica, Inc.	700	33,159
NIKE, Inc. Class B	200	12,848
Phoenix Footwear Group, Inc. (a)	2,100	3,675
Ports Design Ltd.	500	1,744
Quiksilver, Inc. (a)	700	6,006
Shenzhou International Group Holdings Ltd.	203 000	90,863
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	295,300	5,761,303
Stella International Holdings Ltd.	500	1,118
Steven Madden Ltd.	203,652	4,073,040
The Swatch Group AG (Bearer)	100	30,111
Under Armour, Inc. Class A (sub. vtg.) (a)	70	3,057
VF Corp.	590,227	40,524,986
Welspun India Ltd. (a)	100	263
Wolverine World Wide, Inc.	100	2,452
Yue Yuen Industrial Holdings Ltd.	4,117,300	14,785,548

		160,274,395

TOTAL CONSUMER DISCRETIONARY		1,132,659,727

CONSUMER STAPLES – 6.0%
Beverages – 0.7%
Boston Beer Co., Inc. Class A (a)	678	25,527
Brick Brewing Co. Ltd. (a)	100	84
C&C Group PLC	45,317	271,156
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	100	7,103
sponsored ADR	20	1,360
Dynasty Fine Wines Group Ltd.	2,000	795
Fomento Economico Mexicano SA de CV sponsored ADR	74,700	2,851,299
Grupo Modelo SA de CV Series C	142,600	672,765
Heineken Holding NV (A Shares)	46,900	2,650,908
Heineken NV (Bearer)	13,200	843,480
Jones Soda Co. (a)(d)	45,559	338,959
Molson Coors Brewing Co. Class B	1,005,900	51,924,558
PepsiCo, Inc.	100	7,590
Remy Cointreau SA	100	7,117
Tsingtao Brewery Co. Ltd. (H Shares)	3,000	10,081
Yantai Changyu Pioneer Wine Co. (B Shares)	130	975

		59,613,757

Food & Staples Retailing – 1.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	100	1,841
Breadtalk Group Ltd.	1,000	479
Cosmos Pharmaceutical Corp.	100	1,424
CVS Caremark Corp.	1,279,400	50,856,150
Daikokutenbussan Co. Ltd.	79,000	497,119
Heng Tai Consumables Group Ltd. (a)	26,032,200	4,507,249
Lianhua Supermarket Holdings Co. (H Shares)	356,000	479,409
Performance Food Group Co. (a)	1,027,583	27,611,155
Plant Co. Ltd.	127,000	390,536
Safeway, Inc.	1,055,868	36,121,244
Shinsegae Co. Ltd.	100	77,556
Shinsegae Food Co. Ltd.	100	9,059
Sugi Pharmacy Co. Ltd.	180,900	5,177,706
Susser Holdings Corp. (a)	100	2,050
Tsuruha Holdings, Inc.	207,700	7,975,833
Valor Co. Ltd.	712,200	8,692,015
Wal-Mart de Mexico SA de CV sponsored ADR (V Shares)	202	6,949
Wal-Mart Stores, Inc.	587,300	27,914,369
Whole Foods Market, Inc.	325	13,260
X5 Retail Group NV GDR (a)(f)	100	3,650

		170,339,053

Food Products – 1.9%
Barry Callebaut AG	85	64,502
Britannia Industries Ltd.	25,116	939,149
Campbell Soup Co.	100	3,573
CCL Products (India) Ltd.	103,953	688,008
Cermaq ASA	319,800	4,442,893
China Agri-Industries Holding Ltd.	2,000	1,339
China Foods Ltd. (a)	4,000	2,981
China Huiyuan Juice Group Ltd.	500	523
China Mengniu Dairy Co. Ltd.	100	367
China Yurun Food Group Ltd.	1,000	1,665
Chiquita Brands International, Inc. (a)	598,600	11,008,254
Corn Products International, Inc.	2,243,264	82,439,952
Cosan SA Industria e Comercio	1,000	11,713
Cosan SA Industria e Comercio rights 12/31/99 (a)	435	0
Golden Agri-Resources Ltd.	1,268,000	1,864,900
Green Mountain Coffee Roasters, Inc. (a)	444,673	18,098,191
Hain Celestial Group, Inc. (a)	100	3,200
Heritage Foods (India) Ltd.	100	861
Hershey Co.	100	3,940
Hormel Foods Corp.	984,100	39,836,368
IAWS Group PLC (Ireland)	25,450	558,983

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
CONSUMER STAPLES – continued
Food Products – continued
Nutreco Holding NV	100	$5,773
REI Agro Ltd. (a)	170,000	3,521,228
Rocky Mountain Chocolate Factory, Inc.	105	1,667
Seaboard Corp.	4,992	7,338,240
TAT Konserve (a)	100	265
Tingyi (Cayman Island) Holding Corp.	2,000	3,232
Unified-President Enterprises Corp.	1,060	1,435
Unilever PLC sponsored ADR	23,600	883,112
Wimm-Bill-Dann Foods OJSC sponsored ADR	700	91,728
Wm. Wrigley Jr. Co.	700	40,985

		171,859,027

Household Products – 0.3%
Central Garden & Pet Co.	100	576
Colgate-Palmolive Co.	12,400	966,704
Energizer Holdings, Inc. (a)	184,254	20,660,401

		21,627,681

Personal Products – 1.2%
Amorepacific Corp.	62	47,025
Avon Products, Inc.	1,743,079	68,903,913
Chattem, Inc. (a)	100	7,554
Concern Kalina OJSC:
GDR (f)	21,643	875,689
sponsored ADR	21,300	861,811
Dabur India Ltd.	100	290
Estee Lauder Companies, Inc. Class A	100	4,361
Godrej Consumer Products Ltd.	162,080	561,861
Hengan International Group Co. Ltd.	6,835,200	30,682,177
Kose Corp.	110	2,931
Marico Ltd.	100	174
Natura Cosmeticos SA	168,300	1,635,725
Shiseido Co. Ltd. sponsored ADR	207,200	4,869,200

		108,452,711

TOTAL CONSUMER STAPLES		531,892,229

ENERGY – 12.8%
Energy Equipment & Services – 8.5%
BJ Services Co. (d)	1,783,368	43,264,508
Cameron International Corp. (a)	1,400	67,382
Dresser-Rand Group, Inc. (a)	2,048,269	79,984,904
ENSCO International, Inc.	446,500	26,620,330
Global Industries Ltd. (a)	1,170,393	25,069,818
Helix Energy Solutions Group, Inc. (a)	694,500	28,821,750
ION Geophysical Corp. (a)(d)	1,330,093	20,988,868
Nabors Industries Ltd. (a)	2,233,708	61,181,262
National Oilwell Varco, Inc. (a)	651,892	47,887,986
Newpark Resources, Inc. (a)(e)	8,148,220	44,407,799
Oil States International, Inc. (a)	279,400	9,533,128
Parker Drilling Co. (a)(e)	8,093,044	61,102,482
Patterson-UTI Energy, Inc.	1,535,704	29,976,942
Pride International, Inc. (a)	1,142,740	38,738,886
Rowan Companies, Inc.	44,700	1,763,862
Saipem SpA	99,700	3,988,215
Tidewater, Inc. (d)	539,100	29,575,026
Transocean, Inc. (a)	216,300	30,963,345
W-H Energy Services, Inc. (a)	895,285	50,323,970
Weatherford International Ltd. (a)	1,672,300	114,719,780

		748,980,243

Oil, Gas & Consumable Fuels – 4.3%
Canadian Natural Resources Ltd.	132,500	9,679,281
Chesapeake Energy Corp.	1,701,659	66,705,033
China Coal Energy Co. Ltd. (H Shares)	1,000	3,142
China Petroleum & Chemical Corp. sponsored ADR (H Shares)	100	14,820
China Shenhua Energy Co. Ltd. (H Shares)	500	2,988
Cimarex Energy Co.	503,845	21,428,528
Clean Energy Fuels Corp.	200	3,028
Comstock Resources, Inc. (a)	181,038	6,155,292
Cosmo Oil Co. Ltd.	1,846,000	6,835,775
Denbury Resources, Inc. (a)	96,000	2,856,000
EOG Resources, Inc.	100	8,925
Evergreen Energy, Inc. (a)(d)	1,337,833	2,983,368
Hess Corp.	787,100	79,386,906
Holly Corp.	342,199	17,414,507
International Coal Group, Inc. (a)(d)	6,420,220	34,412,379
JKX Oil & Gas	91	723
Niger Uranium Ltd.	9	5
Niko Resources Ltd.	100	8,983
Nippon Oil Corp.	849,000	6,875,943
Noble Energy, Inc.	337,400	26,830,048
OPTI Canada, Inc. (a)	200	3,342
Patriot Coal Corp. (a)	46	1,920
Peabody Energy Corp.	462	28,478
Penn Virginia Resource Partners LP	338,765	8,323,456
Petrobras Energia Participaciones SA sponsored ADR (B Shares)	700	9,765
Petroleo Brasileiro SA – Petrobras:
(PN) sponsored ADR (non-vtg.)	200	19,244
sponsored ADR	94,300	10,867,132
Plains Exploration & Production Co. (a)	211,600	11,426,400
Rentech, Inc. (a)	100	181
Sasol Ltd. sponsored ADR	100	4,947
Sunoco, Inc.	477,500	34,590,100
Surgutneftegaz JSC sponsored ADR	100	6,025
Tesoro Corp.	284,040	13,548,708
Valero Energy Corp.	343,410	24,049,002
XTO Energy, Inc.	125	6,420

		384,490,794

TOTAL ENERGY		1,133,471,037

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Common Stocks - continued

	Shares	Value
FINANCIALS – 9.9%
Capital Markets – 4.5%
Acta Holding ASA (d)	1,774,850	$7,413,579
AllianceBernstein Holding LP	1,545,428	116,293,457
Ameriprise Financial, Inc.	2,231,222	122,962,644
Bank of New York Mellon Corp.	100	4,876
BinckBank NV	100	1,475
Cohen & Steers, Inc.	100	2,997
Deutsche Bank AG (NY Shares)	100	12,941
Espirito Santo Financial Group SA (a)	100	3,939
FCStone Group, Inc.	100	4,603
Investec PLC	100	895
JAFCO Co. Ltd.	51,200	1,679,943
Janus Capital Group, Inc.	487,991	16,030,504
Julius Baer Holding AG	226,706	18,723,799
Korea Investment Holdings Co. Ltd.	459,360	39,208,275
Legg Mason, Inc.	100	7,315
Man Group plc	436,127	4,930,493
Marusan Securities Co. Ltd. (d)	1,635,700	15,258,922
Mirae Asset Securities Co. Ltd.	115,196	21,166,236
MPC Muenchmeyer Petersen Capital AG	67,000	5,980,213
New Star Asset Management Group PLC	364,030	1,287,426
REXCAPITAL Financial Holdings Ltd. (a)	22,850,000	4,366,559
Sparx Group Co. Ltd. (d)	12,480	5,848,407
T. Rowe Price Group, Inc.	335,501	20,425,301
TD Ameritrade Holding Corp. (a)	100	2,006
W.P. Carey & Co. LLC	320	10,624

		401,627,429

Commercial Banks – 1.1%
Allahabad Bank	1,142,127	3,599,801
Aozora Bank Ltd.	280,000	814,537
Asya Katilim Bankasi AS (a)	125,000	1,177,478
Axis Bank Ltd.	100	2,463
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	195,400	5,053,044
Banco Pastor SA	100	1,556
Banif SGPS SA	100	584
Bank of Ayudhya PCL (For. Reg.)	304,800	237,313
Bank of Baroda	1,157,580	14,829,068
Bank of India	100	928
Boston Private Financial Holdings, Inc.	195	5,281
Capitol Bancorp Ltd. (d)	735,473	14,797,717
Cathay General Bancorp	20	530
China Merchants Bank Co. Ltd. (H Shares)	1,000	4,085
Corporation Bank Ltd.	230,369	2,515,614
DnB Nor ASA	100	1,527
East West Bancorp, Inc.	100	2,423
Erste Bank AG	9,800	693,653
FirstMerit Corp.	169,800	3,397,698
Frontier Financial Corp., Washington (d)	325,963	6,053,133
Fukuoka Financial Group, Inc.	2,023,000	11,835,557
Fulton Financial Corp.	62,813	704,762
HDFC Bank Ltd. sponsored ADR	100	13,045
Hokuhoku Financial Group, Inc.	100	290
Hypo Real Estate Holding AG	142,700	7,518,055
Hypo Real Estate Holding AG ADR	11,800	622,450
ICICI Bank Ltd. sponsored ADR	100	6,150
Juroku Bank Ltd.	1,155,400	6,373,202
Lakeland Financial Corp.	200	4,180
Marshall & Ilsley Corp.	100	2,648
Oriental Bank of Commerce	182,856	1,359,226
OTP Bank Ltd.	100	5,070
PT Bank Central Asia Tbk	500	388
Punjab National Bank	100	1,816
Sberbank (Savings Bank of the Russian Federation) GDR	100	54,144
Siam City Bank PCL (For. Reg.)	236,300	103,730
State Bank of India	100	6,318
Sumitomo Trust & Banking Co. Ltd.	1,275,000	8,418,273
The Jammu & Kashmir Bank Ltd.	423	9,199
The Mie Bank Ltd.	1,000	5,076
UCO Bank	1,431,669	2,147,231
UMB Financial Corp.	100	3,836
Uniao de Bancos Brasileiros SA (Unibanco) GDR	23,400	3,267,576
Union Bank of India	100	555
Vijaya Bank Ltd.	436,403	984,196
Wachovia Corp.	100	3,803
Wells Fargo & Co.	100	3,019
Wintrust Financial Corp.	100	3,313

		96,645,541

Diversified Financial Services – 0.0%
African Bank Investments Ltd.	100	481
Bank of Georgia unit (a)	100	2,953
Hong Kong Exchanges & Clearing Ltd.	100	2,837
Indiabulls Financial Services Ltd.	100	2,486
Infrastructure Development Finance Co. Ltd.		580
Kotak Mahindra Bank Ltd.	100	3,290
Moody’s Corp. (d)	127,653	4,557,212
MSCI Inc. Class A	20,400	783,360
SREI Infrastructure Finance Ltd.	100	640

		5,353,839

Insurance – 1.4%
Admiral Group PLC	3,821,500	83,520,220
AMBAC Financial Group, Inc.	71,400	1,839,978
April Group	100	6,735
Baloise Holdings AG (Reg.)	100	9,839
Benfield Group PLC	100	550
Brooke Corp.	286,072	1,928,125
Brown & Brown, Inc.	100	2,350
China Life Insurance Co. Ltd. ADR	266	20,349
eHealth, Inc. (a)(d)	143,196	4,598,024

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
FINANCIALS – continued
Insurance – continued
Genworth Financial, Inc. Class A (non-vtg.)	100	$2,545
Marsh & McLennan Companies, Inc.	100	2,647
MBIA, Inc. (d)	1,089,923	20,305,265
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	100	19,401
Penn Treaty American Corp. (a)	410	2,661
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	331,500	3,558,573
Power Financial Corp.	100	4,103
Reinsurance Group of America, Inc.	194,489	10,206,783
Samsung Fire & Marine Insurance Co. Ltd.	100	27,027
Unipol Gruppo Finanziario SpA	100	344

		126,055,519

Real Estate Investment Trusts – 1.1%
Alexandria Real Estate Equities, Inc.	100	10,167
BioMed Realty Trust, Inc.	100	2,317
British Land Co. PLC	11	207
DA Office Investment Corp.	100	639,074
Digital Realty Trust, Inc.	100	3,837
General Growth Properties, Inc.	154,600	6,366,428
K-REIT Asia	738,020	1,090,556
Land Securities Group PLC	150,016	4,488,773
Link (REIT)	500	1,082
Plum Creek Timber Co., Inc.	100	4,604
Regency Centers Corp.	120,400	7,764,596
Senior Housing Properties Trust (SBI)	3,372,490	76,488,073

		96,859,714

Real Estate Management & Development – 1.5%
Ayala Land, Inc.	14,622,600	5,053,894
Babis Vovos International Technical SA (a)	12,465	370,377
Belle Corp. (a)	1,500,000	43,658
Capital & Regional PLC	529,100	4,186,573
CB Richard Ellis Group, Inc. Class A (a)	100	2,155
Cyrela Commercial Properties SA Empreendimentos e Participações (a)	81,560	549,843
DLF Ltd.	100	2,725
Fabege AB	685,400	7,022,758
Hang Lung Properties Ltd.	1,000	4,527
Henderson Land Development Co. Ltd.	1,000	9,420
Hopson Development Holdings Ltd.	8,390,000	23,188,686
Indiabulls Real Estate Ltd. (a)	300	5,662
Joint Corp.	20,600	397,836
Kenedix, Inc. (d)	6,373	10,114,643
Keppel Land Ltd.	1,056,100	5,333,801
Kerry Properties Ltd.	6,179,261	49,650,601
Martinsa-Fadesa SA (a)	125	3,085
Megaworld Corp.	12,277,000	1,116,632
Mirland Development Corp. PLC	63,000	644,633
New World China Land Ltd.	9,968,800	8,949,686
Patrizia Immobilien AG	814,200	6,131,336
Robinsons Land Corp.	4,868,500	1,948,345
Shun Tak Holdings Ltd.	1,952,200	3,069,599
Sistema-Hals JSC unit (a)	100	975
SM Prime Holdings, Inc.	125	31
Songbird Estates PLC Class B	591,400	2,079,791
SPG Land (Holdings) Ltd. (a)	1,637,100	1,465,540
Unitech Ltd.	200	2,483

		131,349,295

Thrifts & Mortgage Finance – 0.3%
BankUnited Financial Corp. Class A (d)	1,044,800	7,209,120
Carver Bancorp, Inc.	100	1,369
Farmer Mac Class C (non-vtg.)	187,055	4,923,288
First Keystone Financial, Inc. (a)	100	946
FirstFed Financial Corp. (a)(d)	113,940	4,081,331
Housing Development Finance Corp. Ltd.	84	6,135
Hudson City Bancorp, Inc.	100	1,502
IndyMac Bancorp, Inc.	100	595
KNBT Bancorp, Inc.	64,420	993,356
Radian Group, Inc. (d)	579,680	6,770,662

		23,988,304

TOTAL FINANCIALS		881,879,641

HEALTH CARE – 13.1%
Biotechnology – 1.1%
3SBio, Inc. sponsored ADR	55,600	827,328
Alnylam Pharmaceuticals, Inc. (a)	700	20,356
Array Biopharma, Inc. (a)	235,800	1,985,436
Basilea Pharmaceutica AG (a)	78,650	15,302,502
BioCryst Pharmaceuticals, Inc. (a)(d)	1,035,408	6,398,821
Bionovo, Inc. (a)	100	171
Celgene Corp. (a)	100	4,621
Cepheid, Inc. (a)	33,800	890,630
Combinatorx, Inc. (a)	100	444
CSL Ltd.	549	17,484
Cubist Pharmaceuticals, Inc. (a)	100	2,051
CuraGen Corp. (a)	759	698
CytRx Corp. (a)	685	1,945
deCODE genetics, Inc. (a)	327,482	1,205,134
Genentech, Inc. (a)	100	6,707
Genitope Corp. (a)	100	74
Genomic Health, Inc. (a)	41,963	950,042
Genta, Inc. (a)	16	8
Human Genome Sciences, Inc. (a)(d)	1,555,762	16,242,155
Infinity Pharmaceuticals, Inc. (a)	8,700	83,085
Insmed, Inc. (a)	1,955,580	1,613,353
Iomai Corp. (a)	100	106
Kosan Biosciences, Inc. (a)	100	360
LifeCell Corp. (a)	100	4,311
MannKind Corp. (a)	40	318

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Common Stocks - continued

	Shares	Value
HEALTH CARE – continued
Biotechnology – continued
Momenta Pharmaceuticals, Inc. (a)(d)	69,800	$498,372
Myriad Genetics, Inc. (a)	18,020	836,488
Nanosphere, Inc.	100	1,399
NPS Pharmaceuticals, Inc. (a)	100	383
Orchid Cellmark, Inc. (a)	1,070,257	5,351,285
OREXIGEN Therapeutics, Inc.	1,400	19,950
Osiris Therapeutics, Inc. (a)	100	1,202
Pro-Pharmaceuticals, Inc. (a)	100	70
Q-Med AB (d)	101,500	1,318,630
Sangamo Biosciences, Inc. (a)(d)(e)	3,339,315	43,711,633
Seattle Genetics, Inc. (a)	385,945	4,399,773
Sino Biopharmaceutical Ltd.	4,000	759
Sonus Pharmaceuticals, Inc. (a)	100	44
Synta Pharmaceuticals Corp.	100	670
Telik, Inc. (a)	100	347
Theravance, Inc. (a)	100	1,950
TorreyPines Therapeutics, Inc. (a)	100	229
Trubion Pharmaceuticals, Inc. (a)	8,003	80,030
VaxGen, Inc. (a)	100	55
Vion Pharmaceuticals, Inc. (a)	100	55
Zymogenetics, Inc. (a)	100	1,167

		101,782,631

Health Care Equipment & Supplies – 3.2%
Abiomed, Inc. (a)	100	1,554
Align Technology, Inc. (a)	100	1,668
American Medical Systems Holdings, Inc. (a)	100	1,446
Angiodynamics, Inc. (a)	648	12,338
Becton, Dickinson & Co.	1,088,032	90,937,715
bioMerieux SA	100	11,541
Biophan Technologies, Inc. (a)	100	4
Clinical Data, Inc. (a)	150	3,338
Cochlear Ltd.	100	6,560
DENTSPLY International, Inc.	370,171	16,665,098
Edwards Lifesciences Corp. (a)	730,666	33,603,329
ev3, Inc. (a)	100	1,271
Fresenius AG	300	24,518
Gen-Probe, Inc. (a)	100	6,293
Golden Meditech Co. Ltd.	3,816,000	1,703,156
Haemonetics Corp. (a)	255,400	16,095,308
Hologic, Inc. (a)	200	13,728
Home Diagnostics, Inc. (a)	100	817
I-Flow Corp. (a)	200	3,156
IDEXX Laboratories, Inc. (a)	200	11,726
Immucor, Inc. (a)	100	3,399
Insulet Corp.	279,501	6,562,683
Kinetic Concepts, Inc. (a)	100	5,356
Medtronic, Inc.	1,173,311	58,982,344
Meridian Bioscience, Inc.	150	4,512
Mindray Medical International Ltd. sponsored ADR	170,400	7,322,088
Neogen Corp. (a)	150	3,983
NMT Medical, Inc. (a)	100	562
NuVasive, Inc. (a)	100	3,952
NxStage Medical, Inc. (a)	100	1,517
Optos PLC (a)	100	237
Quidel Corp. (a)	844,565	16,443,681
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	752,000	1,736,030
Somanetics Corp. (a)	139,000	3,287,350
St. Jude Medical, Inc. (a)	100	4,064
Steris Corp.	574,342	16,564,023
Strategic Diagnostics, Inc. (a)	100	538
The Spectranetics Corp. (a)	105,950	1,624,214
ThermoGenesis Corp. (a)	1,168,959	1,846,955
Varian Medical Systems, Inc. (a)	225,623	11,768,496
Vascular Solutions, Inc. (a)	100	650
Zimmer Holdings, Inc. (a)	100	6,615

		285,277,813

Health Care Providers & Services – 2.5%
Acibadem Saglik Hizmetleri AS	185	1,315
Aetna, Inc.	100	5,773
American Dental Partners, Inc. (a)(e)	721,481	7,236,454
AMERIGROUP Corp. (a)	132,600	4,833,270
AmSurg Corp. (a)	100	2,706
Apollo Hospitals Enterprise Ltd.	100	1,334
athenahealth, Inc. (d)	393,000	14,148,000
Bangkok Dusit Medical Service PCL (For. Reg.)	100	99
Bio-Reference Laboratories, Inc. (a)	100	3,268
Bumrungrad Hospital PCL (For. Reg.)	100	120
Centene Corp. (a)	702,907	19,287,768
Diagnosticos da America SA	1,000	20,730
Emeritus Corp. (a)	1,001,652	25,191,548
Genoptix, Inc.	100	3,070
Health Grades, Inc. (a)	915,296	5,446,011
Health Net, Inc. (a)	245,000	11,833,500
Henry Schein, Inc. (a)	331,300	20,341,820
Hooper Holmes, Inc. (a)	1,461,190	2,513,247
Humana, Inc. (a)	213,100	16,048,561
Laboratory Corp. of America Holdings (a)	378,953	28,622,320
Lincare Holdings, Inc. (a)	1,067,000	37,515,720
Medial Saude SA (a)	180,000	2,270,225
National Research Corp.	9,300	251,100
Network Healthcare Holdings Ltd.	100	169
Nighthawk Radiology Holdings, Inc. (a)	500	10,525
Patterson Companies, Inc. (a)	337,974	11,474,217
Ramsay Health Care Ltd.	100	959
Sonic Healthcare Ltd.	100	1,465
Universal American Financial Corp. (a)	562,053	14,382,936
Wellcare Health Plans, Inc. (a)	19,300	818,513

		222,266,743

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Investments – continued

Common Stocks - continued

	Shares	Value
HEALTH CARE – continued
Health Care Technology – 1.3%
Allscripts Healthcare Solutions, Inc. (a)	336,500	$6,534,830
Cerner Corp. (a)	90,000	5,076,000
Eclipsys Corp. (a)	822,153	20,808,692
Emageon, Inc. (a)	330,275	1,321,100
HLTH Corp. (a)(d)	2,395,019	32,093,255
iCAD, Inc. (a)	100	202
IMS Health, Inc.	1,368,500	31,530,240
Merge Technologies, Inc. (a)	200	238
Omnicell, Inc. (a)	42	1,131
ProxyMed, Inc. (a)	100	267
TriZetto Group, Inc. (a)	839,769	14,586,788

		111,952,743

Life Sciences Tools & Services – 3.8%
Applera Corp.:
– Applied Biosystems Group (d)	1,209,084	41,012,129
– Celera Genomics Group (a)	400	6,348
Bachem Holding AG (B Shares)	100	8,444
Bio-Imaging Technologies, Inc. (a)	100	811
Bio-Rad Laboratories, Inc. Class A (a)	327	33,884
Bruker BioSciences Corp. (a)	100	1,330
Cambrex Corp.	100	838
Charles River Laboratories International, Inc. (a)	290,900	19,141,220
Dionex Corp. (a)	100	8,286
Evotec OAI AG (a)	100	340
Exelixis, Inc. (a)	174	1,502
Harvard Bioscience, Inc. (a)(e)	1,918,675	8,787,532
Helicos BioSciences Corp.	100	1,044
Illumina, Inc. (a)	100	5,926
Invitrogen Corp. (a)	700	65,387
Luminex Corp. (a)	100	1,624
Millipore Corp. (a)(d)	359,435	26,303,453
Nektar Therapeutics (a)	100	671
PerkinElmer, Inc.	1,101,560	28,662,591
QIAGEN NV (a)(d)	4,362,677	91,834,351
Sequenom, Inc. (a)	669,095	6,389,857
Thermo Fisher Scientific, Inc. (a)	1,323,198	76,322,061
Third Wave Technologies, Inc. (a)	758,478	7,319,313
Varian, Inc. (a)	285,600	18,649,680
Waters Corp. (a)	115,820	9,157,887

		333,716,509

Pharmaceuticals – 1.2%
Abbott Laboratories	100	5,615
Akorn, Inc. (a)	1,617,239	11,870,534
Auxilium Pharmaceuticals, Inc. (a)	100	2,999
BioMimetic Therapeutics, Inc. (a)	3,000	52,110
Boiron SA	55	1,475
Chugai Pharmaceutical Co. Ltd.	100	1,433
Cosmo Pharmaceuticals SpA	100	1,981
Daiichi Sankyo Co. Ltd.	100	3,082
Elite Pharmaceuticals, Inc. Class A (a)	100	216
Endo Pharmaceuticals Holdings, Inc. (a)	3,136,997	83,663,710
Hi-Tech Pharmacal Co., Inc. (a)	100	971
Mylan, Inc. (d)	628,700	8,839,522
Obagi Medical Products, Inc.	100	1,829
Pfizer Ltd.	100	2,048
Ranbaxy Laboratories Ltd. sponsored GDR	75	797
Roche Holding AG (participation certificate)	149	25,449
Salix Pharmaceuticals Ltd. (a)	7,000	55,160
SuperGen, Inc. (a)	100	365
Wockhardt Ltd.	86,000	912,488
Wyeth	100	4,419

		105,446,203

TOTAL HEALTH CARE		1,160,442,642

INDUSTRIALS – 13.6%
Aerospace & Defense – 0.4%
American Science & Engineering, Inc.	100	5,675
Ceradyne, Inc. (a)	191,745	8,998,593
DynCorp International, Inc. Class A (a)	926,375	24,900,960
Embraer – Empresa Brasileira de Aeronautica SA sponsored ADR	100	4,559
General Dynamics Corp.	200	17,798
Meggitt PLC	100	661
Point Blank Solutions, Inc. (a)	91,800	335,070
QinetiQ Group plc	100	391
Sparton Corp. (a)	41,817	206,576
TransDigm Group, Inc. (a)	17,400	785,958

		35,256,241

Air Freight & Logistics – 0.0%
Business Post Group PLC	200	1,134
C.H. Robinson Worldwide, Inc.	400	21,648
Expeditors International of Washington, Inc.	200	8,936
FedEx Corp.	100	8,917
Transport Corp. of India Ltd.	164,553	736,219

		776,854

Airlines – 0.1%
Air China Ltd. (H Shares)	2,000	2,981
Republic Airways Holdings, Inc. (a)	330,322	6,471,008

		6,473,989

Building Products – 0.0%
Apogee Enterprises, Inc.	100	1,711
Duratex SA	100	2,190
Geberit AG (Reg.)	100	13,721
PGT, Inc. (a)	713,051	3,394,123
Toto Ltd.	111,000	880,843
Trex Co., Inc. (a)	100	851

		4,293,439

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Common Stocks – continued

	Shares	Value
INDUSTRIALS – continued
Commercial Services & Supplies – 2.0%
Administaff, Inc.	351,330	$9,935,612
Advisory Board Co. (a)	100	6,419
Allied Waste Industries, Inc. (a)	4,467,000	49,226,340
Bio-Treat Technology Ltd.	972,446	526,212
Experian Group Ltd.	100	789
Fuel Tech, Inc. (a)(d)	426,536	9,661,040
GFK AG	20	803
HNI Corp.	100	3,506
IHS, Inc. Class A (a)	176,700	10,700,952
InnerWorkings, Inc. (a)	100	1,726
Intertek Group PLC	484	9,520
JobStreet Corp. Bhd	14,000	7,324
Kenexa Corp. (a)	102,057	1,981,947
Korn/Ferry International (a)	264,000	4,968,480
Midas International Holdings Ltd.	4,166,000	406,069
Monster Worldwide, Inc. (a)	100	3,240
Pike Electric Corp. (a)	102,200	1,712,872
R.R. Donnelley & Sons Co.	276,372	10,430,279
Randstad Holdings NV (d)	145,040	5,719,361
Ritchie Brothers Auctioneers, Inc.	100	8,270
Robert Half International, Inc.	100	2,704
SGS Societe Generale de Surveillance Holding SA (Reg.)	100	119,033
Sinomem Technology Ltd. (a)	2,723,000	1,681,272
Steelcase, Inc. Class A	100	1,587
Stericycle, Inc. (a)	100	5,940
Taiwan Secom Co.	2,000	3,108
The Brink’s Co.	41,000	2,449,340
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	1,000	486
United Envirotech Ltd. (a)	1,000	208
Waste Connections, Inc. (a)	1,179,193	36,437,064
Waste Industries USA, Inc.	40,200	1,459,260
Waste Management, Inc.	1,086,702	35,502,554

		182,973,317

Construction & Engineering – 0.9%
AECOM Technology Corp.	100	2,857
Fluor Corp.	52,600	7,664,872
Gammon India Ltd.	100	1,512
Gayatri Projects Ltd.	241,630	3,526,185
GS Engineering & Construction Corp.	44,090	7,347,549
Hindustan Construction Co. Ltd.	100	592
Insituform Technologies, Inc. Class A (a)	300	4,440
IVRCL Infrastructures & Projects Ltd.	868,326	12,247,572
Jacobs Engineering Group, Inc. (a)	242,340	23,170,127
LANCO Infratech Ltd.	450,000	9,640,084
Larsen & Toubro Ltd.	10,100	1,068,157
Nagarjuna Construction Co. Ltd.	175,022	1,567,003
Orascom Construction Industries SAE GDR	100	21,000
Prajay Engineers Syndicate Ltd.	115,252	1,179,721
Pratibha Industries Ltd.	214,970	2,459,567
Schmack Biogas AG (a)	100	4,076
Shaw Group, Inc. (a)	125,400	7,579,176
SNC-Lavalin Group, Inc.	100	4,845
Taihei Dengyo Kaisha Ltd.	462,000	4,022,825

		81,512,160

Electrical Equipment – 3.0%
Acuity Brands, Inc.	372,550	16,764,750
Akeena Solar, Inc. (a)	100	796
AstroPower, Inc. (a)	100	0
Ceres Power Holdings PLC (a)	20,100	124,200
Conergy AG	100	3,649
Cooper Industries Ltd. Class A	2,342,240	123,857,651
Crompton Greaves Ltd.	100	998
Distributed Energy Systems Corp. (a)	100	40
Dongfang Electric Co. Ltd.	366,000	3,088,687
Emerson Electric Co.	100	5,666
First Solar, Inc. (a)	718	191,807
Gamesa Corporacion Tecnologica, SA	100	4,667
Genlyte Group, Inc. (a)	100	9,520
Harbin Electric, Inc. (a)	64	1,660
Harbin Power Equipment Co. Ltd. (H Shares)	1,348,000	4,322,120
Johnson Electric Holdings Ltd. sponsored ADR	100	540
Jyoti Structures Ltd.	100	709
Kalpataru Power Transmission Ltd.	40,000	1,861,134
KEC International Ltd.	100	2,073
Lloyd Electric & Engineering Ltd.	147,293	750,202
Neo-Neon Holdings Ltd.	21,083,000	21,036,762
Nexans SA	24,000	2,994,689
PowerSecure International, Inc. (a)(d)	794,505	10,725,818
Prysmian SpA	116,600	2,874,104
Q-Cells AG (a)	29,700	4,230,392
Regal-Beloit Corp.	100	4,495
Renewable Energy Corp. AS (a)	360,900	18,328,899
Rockwell Automation, Inc.	343,911	23,716,103
Seoul Semiconductor Co. Ltd.	1,424	37,726
Solar Integrated Technologies, Inc. (a)	100	199
SolarWorld AG	437,468	26,654,903
Sunpower Corp. Class A (a)(d)	40,700	5,306,873
Thomas & Betts Corp. (a)	100	4,904
Vestas Wind Systems AS (a)	100	10,804
Xantrex Technology, Inc. (a)	900	8,343

		266,925,883

Industrial Conglomerates – 0.4%
3M Co.	100	8,432
Aditya Birla Nuvo Ltd.	100	5,098
Hutchison Whampoa Ltd. ADR	100	5,650
Max India Ltd. (a)	100	666
McDermott International, Inc. (a)	198,100	11,693,843
Shanghai Industrial Holdings Ltd. (H Shares)	1,139,000	4,966,718

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
INDUSTRIALS – continued
Industrial Conglomerates – continued
Siemens India Ltd.	100	$4,797
Teleflex, Inc.	261,500	16,477,115

		33,162,319

Machinery – 6.3%
3D Systems Corp. (a)	100	1,544
A.S.V., Inc. (a)	100	1,385
AGCO Corp. (a)	2,565,723	174,417,850
Albany International Corp. Class A	100	3,710
Basin Water, Inc. (a)	695	5,748
Bucher Industries AG	500	115,150
Chart Industries, Inc. (a)	100	3,090
China Infrastructure Machinery Holdings Ltd.	3,127,000	4,948,914
China Metal International Holdings, Inc.	2,000	577
China Yuchai International Ltd.	100	991
CIRCOR International, Inc.	309,253	14,336,969
Crane Co.	1,036,184	44,452,294
Cummins India Ltd.	100	1,056
Danaher Corp.	100	8,774
Deere & Co.	1,505,800	140,220,096
Delachaux SA	49,989	4,846,331
Doosan Infracore Co. Ltd.	100	3,194
Eaton Corp.	100	9,695
Eicher Motors Ltd. (a)	100	1,035
ESCO Technologies, Inc. (a)	100	3,994
EVA Precision Industrial Holdings Ltd.	800,000	304,729
Graco, Inc.	100	3,726
Haitian International Holdings Ltd.	7,962,000	5,718,434
Hexagon AB (B Shares)	55,200	1,156,794
Hyflux Ltd.	100	221
IDEX Corp.	700	25,291
Ingersoll-Rand Co. Ltd. Class A	100	4,647
Jain Irrigation Systems Ltd.	100	1,639
JTEKT Corp.	1,000	17,905
JVM Co. Ltd.	19,639	1,181,151
Kadant, Inc. (a)	178,881	5,307,399
KCI Konecranes Oyj	100	3,441
Komax Holding AG (Reg.)	100	15,971
MAN AG	156,600	26,008,084
Metso Corp. sponsored ADR	100	5,370
NGK Insulators Ltd.	32,000	859,501
PACCAR, Inc.	150	8,172
Parker Hannifin Corp.	275,850	20,774,264
Railpower Technologies Corp. (a)	100	63
Shanthi Gears Ltd.	130,010	334,882
Shin Zu Shing Co. Ltd.	1,439,500	8,833,195
SPX Corp.	842,880	86,690,208
Tata Motors Ltd.	45,832	862,905
Tata Motors Ltd. sponsored ADR (d)	96,200	1,814,332
Terex Corp. (a)	191,386	12,549,180
Thermax Ltd.	100	2,079
Trinity Industries, Inc.	1,539	42,723
Uzel Makina Sanayi AS (a)	415,173	725,286
Valmont Industries, Inc.	100	8,912
Wabash National Corp.	100	769
Weichai Power Co. Ltd. (H Shares)	358,100	2,613,265

		559,256,935

Marine – 0.0%
Hanjin Shipping Co. Ltd.	80	3,401
Kuehne & Nagel International AG	100	9,574

		12,975

Road & Rail – 0.3%
Burlington Northern Santa Fe Corp.	100	8,323
Con-way Inc.	700	29,078
CSX Corp.	489,100	21,510,618
East Japan Railway Co.	100	824,029
Guangshen Railway Co. Ltd. sponsored ADR	100	3,564
Knight Transportation, Inc.	225	3,332
Landstar System, Inc.	60,500	2,550,075
Norfolk Southern Corp.	100	5,044
Old Dominion Freight Lines, Inc. (a)	100	2,311

		24,936,374

Trading Companies & Distributors – 0.1%
Aircastle Ltd.	183,700	4,836,821
Fastenal Co. (d)	40,100	1,620,842
GATX Corp.	100	3,668
MSC Industrial Direct Co., Inc. Class A	77	3,116
Richelieu Hardware Ltd.	100	2,432

		6,466,879

Transportation Infrastructure – 0.1%
Hopewell Holdings Ltd.	1,304,000	6,020,700
Macquarie Infrastructure Group unit	102	271

		6,020,971

TOTAL INDUSTRIALS		1,208,068,336

INFORMATION TECHNOLOGY – 19.9%
Communications Equipment – 4.9%
ADC Telecommunications, Inc. (a)	1,607,396	24,995,008
Adtran, Inc.	712,890	15,241,588
Airspan Networks, Inc. (a)	1,218,300	2,144,208
Alcatel-Lucent SA sponsored ADR	100	732
Alvarion Ltd. (a)	600	5,700
Cipherlab Co. Ltd.	542,000	1,403,885
Cisco Systems, Inc. (a)	4,792,100	129,722,147
CommScope, Inc. (a)	100	4,921
F5 Networks, Inc. (a)	100	2,852
Finisar Corp. (a)	100	145
Gemtek Technology Corp.	158,418	271,602
Globecomm Systems, Inc. (a)	683	7,991
Harris Corp.	100	6,268

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Common Stocks – continued

	Shares	Value
INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Infinera Corp.	100	$1,484
lturan Location & Control Ltd.	86,500	957,555
Juniper Networks, Inc. (a)	6,562,444	217,873,137
MIC Electronics Ltd.	342,389	8,725,033
Nokia Corp. sponsored ADR	22,300	856,097
Option NV (a)	360	2,947
Plantronics, Inc.	568,450	14,779,700
Polycom, Inc. (a)	100	2,778
RADWARE Ltd. (a)	324,500	4,997,300
Raymarine PLC	100	580
Sonus Networks, Inc. (a)	100	583
Vyyo, Inc. (a)	100	314
Zyxel Communications Corp.	8,948,559	11,630,643

		433,635,198

Computers & Peripherals – 1.2%
Acer, Inc.	11,194,720	21,919,973
Apple, Inc. (a)	83,603	16,560,082
ASUSTeK Computer, Inc.	3,463,051	10,400,899
Diebold, Inc.	100	2,898
Foxconn Technology Co. Ltd.	537,000	4,371,508
Gemalto NV (a)	16	502
High Tech Computer Corp.	50,100	925,375
I-Chiun Precision Industries Co. Ltd.	3,854,550	4,385,843
Lenovo Group Ltd.	5,280,000	4,746,996
Lenovo Group Ltd. ADR	100	1,775
Logitech International SA (a)	7,556	276,852
Logitech International SA (Reg.) (a)	183,449	6,721,571
Moser-Baer India Ltd.	150	1,174
Network Appliance, Inc. (a)	149,500	3,731,520
Psion PLC	33	66
SanDisk Corp. (a)(d)	475,620	15,776,315
Sun Microsystems, Inc. (a)	923,000	16,733,990
Unisteel Technology Ltd.	2,470,625	2,879,496
Western Digital Corp. (a)	100	3,021

		109,439,856

Electronic Equipment & Instruments – 2.2%
Acacia Research Corp. – Acacia Technologies (a)	100	898
Agilent Technologies, Inc. (a)	1,193,259	43,840,336
Amphenol Corp. Class A	200	9,274
Arrow Electronics, Inc. (a)	157,800	6,198,384
Avnet, Inc. (a)	175,400	6,133,738
China EnerSave Ltd.	18,986,000	1,251,289
China Power New Egy Development Co. Ltd. (a)	20,000	3,437
Comverge, Inc.	69,760	2,196,742
CPI International, Inc. (a)	754,472	12,901,471
Daktronics, Inc.	200	4,514
Digital China Holdings Ltd. (H Shares)	842,000	613,377
Echelon Corp. (a)	925	19,092
Everlight Electronics Co. Ltd.	1,980,537	7,267,465
FARO Technologies, Inc. (a)	61,200	1,663,416
Gold Circuit Electronics Ltd.	4,532,000	4,038,693
Hana Microelectronics PCL (For. Reg.)	509,400	326,354
Hon Hai Precision Industry Co. Ltd. (Foxconn)	178,800	1,113,710
Horiba Ltd.	100	3,652
Ibiden Co. Ltd.	128,400	8,894,628
Ingenico SA	396,730	12,592,984
IPG Photonics Corp.	28	560
Itron, Inc. (a)	46,836	4,494,851
L-1 Identity Solutions, Inc. (a)	100	1,795
Lumax International Corp. Ltd.	425,000	926,534
Maxwell Technologies, Inc. (a)(d)	315,586	2,609,896
Measurement Specialties, Inc. (a)	406,250	8,978,125
Meiko Electronics Co. Ltd.	100	4,215
Mellanox Technologies Ltd.	100	1,822
Mettler-Toledo International, Inc. (a)	406,174	46,222,601
Mingyuan Medicare Development Co. Ltd.	4,370,000	638,930
Motech Industries, Inc.	237,650	2,180,107
Murata Manufacturing Co. Ltd.	100	5,753
Nidec Corp.	48,300	3,496,040
Nihon Dempa Kogyo Co. Ltd.	100	4,855
Nippon Electric Glass Co. Ltd.	594,000	9,679,952
Robotic Vision Systems, Inc. (a)	100	0
Rogers Corp. (a)	100	4,337
Synnex Technology International Corp.	1,125,000	2,809,898
Trimble Navigation Ltd. (a)	100	3,024
Unity Opto Technology Co. Ltd.	1,039	920
Universal Display Corp. (a)	86,465	1,787,232
Yageo Corp. sponsored GDR	100	170

		192,925,071

Internet Software & Services – 1.1%
Answers Corp. (a)	100	680
Art Technology Group, Inc. (a)	100	432
Aun Consulting, Inc. (d)	36	45,639
Baidu.com, Inc. sponsored ADR (a)	2,200	858,858
Blinkx PLC	3,876,776	2,156,720
China LotSynergy Holdings Ltd. (a)	100	12
CNET Networks Inc. (a)	100	914
comScore, Inc.	100	3,263
DA Consortium, Inc. (d)	1,591	925,818
DealerTrack Holdings, Inc. (a)	289,784	9,699,070
Digital River, Inc. (a)	100	3,307
eBay, Inc. (a)	100	3,319
Equinix Inc. (a)	100	10,107
F@N Communications, Inc. (d)	325	379,426
iMergent, Inc.	100	1,059
INFO Edge India Ltd.	100	3,399
Internap Network Services Corp. (a)(d)	1,287,204	10,722,409
Interwoven, Inc. (a)	100	1,422
LBI International AB (a)	82,100	368,230
LivePerson, Inc. (a)	1,563,773	8,350,548
LoopNet, Inc. (a)	390,991	5,493,424

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
Mercadolibre, Inc.	26,200	$1,935,656
Omniture, Inc. (a)	110,605	3,682,040
Online Resources Corp. (a)	934,367	11,137,655
Open Business Club AG	50,440	3,254,393
RealNetworks, Inc. (a)	100	609
Rediff.com India Ltd. sponsored ADR (a)	1,100	12,001
Sify Technologies Ltd. sponsored ADR (a)(d)	413,350	2,182,488
Tencent Holdings Ltd.	2,313,200	17,518,624
TheStreet. com, Inc.	100	1,592
ValueClick, Inc. (a)	496,061	10,863,736
VeriSign, Inc. (a)	100	3,761
VistaPrint Ltd. (a)	7,612	326,174
Vocus, Inc. (a)	100	3,453
WebMD Health Corp. Class A (a)(d)	133,388	5,478,245
Website Pros, Inc. (a)	43	499

		95,428,982

IT Services – 2.5%
Accenture Ltd. Class A	965,650	34,792,370
BearingPoint, Inc. (a)	939,373	2,658,426
Cap Gemini SA	36,800	2,309,355
Cognizant Technology Solutions Corp. Class A (a)	284,200	9,645,748
CyberSource Corp. (a)	558,037	9,916,317
eLoyalty Corp. (a)	100	1,335
Fiserv, Inc. (a)	100	5,549
Mastercard, Inc. Class A (d)	278,000	59,825,600
Metavante Holding Co. (a)	33	777
Ness Technologies, Inc. (a)	100	923
Nomura Research Institute Ltd.	3,095,200	101,442,216
SAIC, Inc. (a)	24,700	496,964
Syntel, Inc.	100	3,852
The Western Union Co.	100	2,428
VeriFone Holdings, Inc. (a)	100	2,325
WNS Holdings Ltd. ADR (a)	100	1,635

		221,105,820

Office Electronics – 0.0%
Zebra Technologies Corp. Class A (a)	75	2,603

Semiconductors & Semiconductor Equipment – 5.2%
Advanced Micro Devices, Inc. (a)	100	750
Advanced Semiconductor Manufacturing Corp. Ltd. (H Shares) (a)	2,000	99
Advantest Corp. ADR	100	2,826
Aixtron AG (a)	200	2,776
Aixtron AG sponsored ADR (a)	100	1,400
Alliance Semiconductor Corp.	100	160
Altera Corp.	9,073,549	175,300,967
ANADIGICS, Inc. (a)	183,132	2,118,837
Applied Materials, Inc.	100	1,776
ARM Holdings PLC sponsored ADR	100	740
ASM Pacific Technology Ltd.	100	736
ATMI, Inc. (a)	688,748	22,212,123
AuthenTec, Inc.	100	1,453
Bright Led Electronics Corp.	1,132	2,859
Credence Systems Corp. (a)	581,304	1,406,756
Cree, Inc. (a)(d)	863,216	23,712,544
Elpida Memory, Inc. (a)	100	3,425
Epistar Corp.	9,291,789	39,826,046
Ersol Solar Energy AG (a)	4,800	509,202
Fairchild Semiconductor International, Inc. (a)	100	1,443
Formosa Epitaxy, Inc. (a)	3,353,000	3,308,541
Global Mixed-mode Technology, Inc.	94,300	617,908
Hittite Microwave Corp. (a)	100	4,776
Infineon Technologies AG sponsored ADR (a)	100	1,164
Integrated Device Technology, Inc. (a)	3,127,907	35,376,628
Intersil Corp. Class A	2,524,852	61,808,377
KLA-Tencor Corp.	100	4,816
Kontron AG	122,400	2,450,811
Kopin Corp. (a)	100	316
Lam Research Corp. (a)	187,900	8,122,917
Manz Automation AG (a)	7,300	1,757,741
MediaTek, Inc.	845,950	10,981,960
Microchip Technology, Inc.	100	3,142
MJC Probe, Inc.	1,100	3,460
National Semiconductor Corp.	206,900	4,684,216
Opto Technology Corp. (a)	5,566,404	5,441,104
Powertech Technology, Inc.	1,150,000	4,095,745
Realtek Semiconductor Corp.	161,700	560,939
Richtek Technology Corp.	2,328,950	21,041,701
Samco, Inc.	120	1,310
Semiconductor Manufacturing International Corp. sponsored ADR (a)	100	519
Silicon Laboratories, Inc. (a)	100	3,743
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,644,855	14,622,761
SiRF Technology Holdings, Inc. (a)	93,100	2,339,603
Skyworks Solutions, Inc. (a)	100	850
Supertex, Inc. (a)	100	3,129
Tekcore Co. Ltd.	1,441,000	1,608,517
Trio-Tech International	100	915
Ultratech, Inc. (a)	100	1,134
Varian Semiconductor Equipment Associates, Inc. (a)	100	3,700
Veeco Instruments, Inc. (a)	100	1,670
Xilinx, Inc.	870,244	19,032,236
Zelex PLC	876,700	831,744

		463,825,011

Software – 2.8%
Activision, Inc. (a)	1	30
Adobe Systems, Inc. (a)	1,199,100	51,237,543
Amdocs Ltd. (a)	1,184,600	40,833,162
Ansys, Inc. (a)	100	4,146
Autonomy Corp. PLC (a)	3,696,276	64,920,482

See accompanying notes which are an integral part of the financial statements.

Annual Report	18

Common Stocks – continued

	Shares	Value
INFORMATION TECHNOLOGY – continued
Software – continued
BladeLogic, Inc.	200	$5,914
Callidus Software, Inc. (a)	144,300	746,031
DemandTec, Inc.	100	1,929
Digimarc Corp. (a)	100	882
Electronic Arts, Inc. (a)	122,741	7,169,302
Financial Technologi India Ltd.	78	5,182
Giant Interactive Group, Inc. ADR	75,500	979,990
Global Digital Creations Holdings Ltd. (a)	5,052,000	1,101,486
GSE Systems, Inc. (a)	100	1,024
Kingdee International Software Group Co. Ltd.	4,194,000	3,265,006
Lawson Software, Inc. (a)	100	1,024
Napster, Inc. (a)	100	197
NetDragon WebSoft, Inc.	500	1,063
Nintendo Co. Ltd.	100	59,240
Novell, Inc. (a)	100	687
Nuance Communications, Inc. (a)(d)	476,700	8,904,756
Perfect World Co. Ltd. sponsored ADR Class B	100	2,788
PROS Holdings, Inc.	100	1,962
Quality Systems, Inc. (d)	468,607	14,287,827
Salary.com, Inc.	185,900	2,388,815
Sandvine Corp. (a)	1,910,200	7,344,335
SAP AG sponsored ADR	100	5,105
Scientific Learning Corp. (a)	100	536
Smith Micro Software, Inc. (a)	100	847
Solera Holdings, Inc.	35,900	889,602
Streamline Health Solutions, Inc. (a)	100	182
Subex Ltd.	89	744
SuccessFactors, Inc.	100	1,182
Symantec Corp. (a)	100	1,614
Taleo Corp. Class A (a)	33,800	1,006,564
Tata Elxsi Ltd.	100	705
The9 Ltd. sponsored ADR (a)	700	14,924
THQ, Inc. (a)	159,600	4,499,124
Ubisoft Entertainment SA (a)	384,500	38,982,347
Veraz Networks, Inc.	100	482
VMware, Inc. Class A	100	8,499

		248,677,260

TOTAL INFORMATION TECHNOLOGY		1,765,039,801

MATERIALS – 8.3%
Chemicals – 1.4%
ADA-ES, Inc. (a)	100	757
Advansa Sasa Polyester Sanayi AS (a)	1	1
Albemarle Corp.	342,609	14,132,621
Asian Paints India Ltd.	425,678	11,878,042
Dyno Nobel Ltd.	100	195
Ecolab, Inc.	519,412	26,599,089
Filtrona PLC	50	201
JSR Corp.	431,300	11,061,849
Jubilant Organosys Ltd.	100	875
Kuraray Co. Ltd.	125,000	1,510,744
Landec Corp. (a)	752	10,077
Monsanto Co.	200	22,338
Nalco Holding Co.	454,300	10,984,974
OM Group, Inc. (a)	81,451	4,686,691
Quaker Chemical Corp.	100	2,197
Recticel SA	100	1,459
RPM International, Inc.	100	2,030
Sensient Technologies Corp. (d)	774,490	21,902,577
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	922,000	568,778
Sodiff Advanced Materials Co. Ltd.	100	6,548
Syngenla AG sponsored ADR	74,500	3,774,170
Terra Nitrogen Co. LP	60,500	9,046,565
Tokuyama Corp.	620,000	6,197,179
United Phosphorous Ltd.	100	886
Valspar Corp.	89,400	2,015,076
Zep, Inc. (a)	178,000	2,468,860
Zoltek Companies, Inc. (a)	100	4,287

		126,879,066

Construction Materials – 0.0%
Headwaters, Inc. (a)	100	1,174
Shree Cement Ltd.	100	3,402
Vulcan Materials Co.	11	870

		5,446

Containers & Packaging – 0.0%
Essel Propack Ltd. (a)	1,080,401	2,113,917
Packaging Corp. of America	100	2,820
Sealed Air Corp.	200	4,628
Sonoco Products Co.	100	3,268

		2,124,633

Metals & Mining – 6.4%
Agnico-Eagle Mines Ltd.	295,350	16,177,291
Alamos Gold, Inc. (a)	3,198,700	17,803,645
Aquarius Platinum Ltd. (Australia)	127,149	1,444,466
Barrick Gold Corp.	2,354,400	99,005,417
BHP Billiton Ltd. sponsored ADR	100	7,004
BlueScope Steel Ltd.	100	845
Brush Engineered Materials, Inc. (a)	100	3,702
Centerra Gold, Inc. (a)	230,900	2,921,255
Eldorado Gold Corp. (a)	8,234,900	48,321,138
FNX Mining Co., Inc. (a)	100	3,045
Freeport-McMoRan Copper & Gold, Inc. Class B	80,668	8,263,630
Goldcorp, Inc.	84,500	2,874,641
Grupo Mexico SA de CV Series B	100	628
High River Gold Mines Ltd. (a)	10,409,700	29,755,471
IAMGOLD Corp.	3,965,400	32,288,346
Inmet Mining Corp.	100	8,107
Ivanhoe Mines Ltd. (a)	100	1,087

See accompanying notes which are an integral part of the financial statements.

19	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
MATERIALS – continued
Metals & Mining – continued
Kinross Gold Corp. (a)	5,424,366	$99,910,319
Lihir Gold Ltd. (a)	2,642,407	8,355,288
Lihir Gold Ltd. sponsored ADR	1,023,500	31,922,965
Lundin Mining Corp. (a)	970,821	9,321,758
Maharashtra Seamless Ltd.	70,000	1,123,055
Mechel Steel Group OAO sponsored ADR	100	9,714
Miramar Mining Corp. (a)	1,007,300	6,316,219
Newcrest Mining Ltd.	1,325,435	38,427,396
Newmont Mining Corp.	1,681,900	82,127,177
POSCO sponsored ADR	100	15,041
Randgold Resources Ltd. sponsored ADR	137,800	5,116,514
Royal Gold, Inc.	631,006	19,258,303
Shore Gold, Inc. (a)	805,600	3,737,926
Sumitomo Metal Mining Co. Ltd.	1,600	27,099
Vedanta Resources PLC	100	4,065
Xstrata PLC	100	7,053
Yamana Gold, Inc.	452,254	5,867,399

		570,427,009

Paper & Forest Products – 0.5%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg)	100	7,435
Ballarpur Industries Ltd.	100	440
Cathay Forest Products Corp. (a)	40,100	52,468
Glatfelter	100	1,531
Gunns Ltd.	1,483,967	4,731,296
International Forest Products Ltd. (Interfor) Class A (sub. vtg.) (a)	9,100	55,321
Lee & Man Paper Manufacturing Ltd.	5,119,900	22,489,974
Pope Resources, Inc. LP	100	4,275
Shandong Chenming Paper Holdings Ltd. (B Shares)	100	107
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	441,900	13,173,039

		40,515,886

TOTAL MATERIALS		739,952,040

TELECOMMUNICATION SERVICES – 0.1%
Diversified Telecommunication Services – 0.0%
Golden Telecom, Inc.	100	10,095
LG Dacom Corp.	61,160	1,391,633
Pipex Communications PLC (a)	100	17
PT Indosat Tbk sponsored ADR	100	4,664
PT Telkomunikasi Indonesia Tbk sponsored ADR	100	4,201
Telenor ASA sponsored ADR	100	7,195

		1,417,805

Wireless Telecommunication Services – 0.1%
Clearwire Corp.	100	1,371
Nil Holdings, Inc. (a)	116,036	5,606,860
Philippine Long Distance Telephone Co.	100	7,701
SK Telecom Co. Ltd. sponsored ADR	88,900	2,652,776 9
Sprint Nextel Corp.	700	191
Telemig Celular Participacoes SA sponsored ADR	100	5,615

		8,283,514

TOTAL TELECOMMUNICATION SERVICES		9,701,319

UTILITIES – 2.9%
Electric Utilities – 0.2%
Areva T&D India Ltd.	100	6,098
Enernoc, Inc.	100	4,910
Great Plains Energy, Inc.	621,200	18,213,584
Korea Electric Power Corp. sponsored ADR	100	2,085

		18,226,677

Gas Utilities – 0.4%
Aegis Logistics Ltd.	120,637	1,179,429
AGL Resources, Inc.	978,628	36,835,558
China Gas Holdings Ltd.	2,000	870

		38,015,857

Independent Power Producers & Energy Traders – 0.8%
AES Corp. (a)	1,431,900	30,628,341
Black Hills Corp.	819,904	36,157,766
International Power PLC sponsored ADR	100	9,225
NTPC Ltd.	100	637
Ormat Technologies, Inc.	100	5,501
PTC India Ltd.	100	424

		66,801,894

Multi-Utilities – 1.4%
CH Energy Group, Inc.	456,129	20,315,986
CMS Energy Corp.	650,054	11,297,939
PG&E Corp.	340,500	14,672,145
Sempra Energy	1,264,434	78,243,176

		124,529,246

Water Utilities – 0.1%
Eastern Water Resources Development & Management PCL (For.Reg.)	100	14
Guangdong Investment Ltd.	2,000	1,141
Puncak Niaga Holding BHD	70	106
Sino-Environment Technology Group Ltd. (a)	4,172,000	6,599,022

		6,600,283

TOTAL UTILITIES		254,173,957

TOTAL COMMON STOCKS (Cost $7,664,375,303)		8,817,280,729

See accompanying notes which are an integral part of the financial statements.

Annual Report	20

Nonconvertible Preferred Stocks – 0.0%

	Shares	Value
CONSUMER DISCRETIONARY – 0.0%
Household Durables – 0.0%
Fedders Corp. Series A, 8.60% (a)	5	$0

FINANCIALS – 0.0%
Commercial Banks – 0.0%
Banco Itau Holding Financeira SA (non-vtg.)	10,600	273,933

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $76,873)		273,933

Money Market Funds – 3.9%
Fidelity Cash Central Fund, 4.58% (b)	29,483,546	29,483,546
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	311,201,805	311,201,805

TOTAL MONEY MARKET FUNDS (Cost $340,685,351)		340,685,351

Cash Equivalents – 0.0%

	Maturity Amount
Investments in repurchase agreements in a joint trading account at 1.28%, dated 12/31/07 due 1/2/08 (Collateralized by U.S. Government Obligations) # (Cost $2,206,000)	$2,206,157	2,206,000

TOTAL INVESTMENT PORTFOLIO – 103.3% (Cost $8,007,343,527)		9,160,446,013
NET OTHER ASSETS – (3.3)%		(293,867,262)

NET ASSETS – 100%		$8,866,578,751

Legend

(a)	Non-income producing

(b)	Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c)	Investment made with cash collateral received from securities on loan.

(d)	Security or a portion of the security is on loan at period end.

(e)	Affiliated company

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $883,152 or 0.0% of net assets.

#	Additional Information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$2,206,000 due 1/02/08 at 1.28%
Banc of America Securities LLC	$419,236
Barclays Capital, Inc.	719,669
Goldman, Sachs & Co.	1,067,095

$2,206,000

See accompanying notes which are an integral part of the financial statements.

21	Annual Report

Investments – continued

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,850,687
Fidelity Securities Lending Cash Central Fund	4,366,570

Total	$15,217,257

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AGCO Corp.	$178,583,287	$4,623,028	$142,276,570	$—	$—
American Dental Partners, Inc.	—	15,353,095	—	—	7,236,454
ATMI, Inc.	—	68,242,479	41,478,513	—	—
Chindex International, Inc.	—	9,072,576	8,681,417	—	—
Core Laboratories NV	102,829,500	—	102,159,975	—	—
Fuel Systems Solutions, Inc.	14,344,140	13,398,449	7,851,030	—	14,460,222
Gentex Corp.	36,978,542	160,694,101	18,967,003	2,072,843	175,194,768
Harvard Bioscience, Inc.	7,500,753	2,569,378	—	—	8,787,532
Hot Topic, Inc.	—	16,839,123	—	—	14,165,636
Internap Network Services Corp.	44,130,594	4,932,604	19,898,413	—	—
Newpark Resources, Inc.	20,776,617	44,177,946	6,817,345	—	44,407,799
Parker Drilling Co.	39,970,900	30,531,028	—	—	61,102,482
PowerSecure International, Inc. (formerly Metretek Technologies, Inc.)	1,232	19,075,642	7,542,012	—	—
Sangamo Biosciences, Inc.	—	31,662,352	3,524,582	—	43,711,633
Techwell, Inc.	—	32,403,160	26,075,785	—	—

Total	$445,115,565	$453,574,961	$385,272,645	$2,072,843	$369,066,526

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	73.3%
Japan	5.0%
Canada	4.4%
United Kingdom	2.6%
Taiwan	2.0%
Bermuda	1.9%
Hong Kong	1.5%
Cayman Islands	1.3%
Netherlands	1.1%
Germany	1.1%
Others (individually less than 1%)	5.8%

100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report	22

Financial Statements

Statement of Assets and Liabilities

		December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $299,128,383 and repurchase agreements of $2,206,000) — See accompanying schedule:
Unaffiliated issuers (cost $7,290,664,410)	$8,450,694,136
Fidelity Central Funds (cost $340,685,351)	340,685,351
Other affiliated issuers (cost $375,993,766)	369,066,526

Total Investments (cost $8,007,343,527)		$9,160,446,013
Receivable for investments sold		75,366,136
Receivable for fund shares sold		5,159,689
Dividends receivable		5,740,072
Distributions receivable from Fidelity Central Funds		618,570
Prepaid expenses		28,267
Other receivables		125,463

Total assets		9,247,484,210
Liabilities
Payable to custodian bank	$608,390
Payable for investments purchased	51,012,853
Payable for fund shares redeemed	9,374,755
Accrued management fee	4,093,862
Distribution fees payable	1,324,862
Other affiliated payables	612,835
Other payables and accrued expenses	2,676,097
Collateral on securities loaned, at value	311,201,805

Total liabilities		380,905,459

Net Assets		$8,866,578,751

Net Assets consist of:
Paid in capital		$6,510,141,475
Undistributed net investment income		8,809,026
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,196,831,508
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,150,796,742

Net Assets		$8,866,578,751

Initial Class: Net Asset Value, offering price and redemption price per share ($1,532,407,276 ÷ 42,383,115 shares)		$36.16

Service Class: Net Asset Value, offering price and redemption price per share ($1,138,872,743 ÷ 31,649,802 shares)		$35.98

Service Class 2: Net Asset Value, offering price and redemption price per share ($5,939,927,452 ÷ 166,718,661 shares)		$35.63

Investor Class Net Asset Value, offering price and redemption price per share ($255,371,280 ÷ 7,079,669 shares)		$36.07

See accompanying notes which are an integral part of the financial statements.

23	Annual Report

Financial Statements – continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends (including $2,072,843 earned from other affiliated issuers)		$87,181,998
Interest		100,123
Income from Fidelity Central Funds		15,217,257

Total income		102,499,378
Expenses
Management fee	$45,982,027
Transfer agent fees	5,714,743
Distribution fees	14,652,147
Accounting and security lending fees	1,267,744
Custodian fees and expenses	921,919
Independent trustees’ compensation	28,125
Registration fees	7,744
Audit	127,286
Legal	57,394
Interest	8,186
Miscellaneous	925,509

Total expenses before reductions	69,692,824
Expense reductions	(840,222)	68,852,602

Net investment income (loss)		33,646,776

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(9,327))	1,107,989,047
Other affiliated issuers	110,351,305
Foreign currency transactions	482,197

Total net realized gain (loss)		1,218,822,549
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $1,644,965)	(118,971,884)
Assets and liabilities in foreign currencies	(43,678)

Total change in net unrealized appreciation (depreciation)		(119,015,562)

Net gain (loss)		1,099,806,987

Net increase (decrease) in net assets resulting from operations		$1,133,453,763

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,646,776	$27,365,970
Net realized gain (loss)	1,218,822,549	689,061,913
Change in net unrealized appreciation (depreciation)	(119,015,562)	41,085,813

Net increase (decrease) in net assets resulting from operations	1,133,453,763	757,513,696

Distributions to shareholders from net investment income	(49,819,296)	(14,545,563)
Distributions to shareholders from net realized gain	(699,942,265)	(746,524,101)

Total distributions	(749,761,561)	(761,069,664)

Share transactions – net increase (decrease)	1,173,875,631	1,451,992,833

Total increase (decrease) in net assets	1,557,567,833	1,448,436,865
Net Assets Beginning of period	7,309,010,918	5,860,574,053

End of period (including undistributed net investment income of $8,809,026 and undistributed net investment income of $27,410,326, respectively)	$8,866,578,751	$7,309,010,918

See accompanying notes which are an integral part of the financial statements.

Annual Report	24

Financial Highlights – Initial Class

Years ended December 31,	2007	2006	2005		2004	2003I
Selected Per-Share Data
Net asset value, beginning of period	$34.77	$35.11	$30.18		$24.16	$17.51

Income from Investment Operations
Net investment income (loss)C	.21	.19	.16	F	.01	—	H
Net realized and unrealized gain (loss)	4.80	3.93	5.28		6.01	6.73

Total from investment operations	5.01	4.12	5.44		6.02	6.73

Distributions from net investment income	(.33)	(.13)	—		—	(.08)
Distributions from net realized gain	(3.29)	(4.33)	(.51)		—	—

Total distributions	(3.62)	(4.46)	(.51)			(.08)

Net asset value, end of period	$36.16	$34.77	$35.11		$30.18	$24.16

Total ReturnA, B	15.63%	12.70%	18.30%		24.92%	38.64%
Ratios to Average Net AssetsD, G
Expenses before reductions	.67%	.68%	.69%		.71%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.69%		.71%	.70%
Expenses net of all reductions	.66%	.66%	.64%		.68%	.68%
Net investment income (loss)	.59%	.58%	.50	%F	.03%	—%
Supplemental Data
Net assets, end of period (000 omitted)	$1,532,407	$1,352,385	$1,276,302		$979,533	$678,480
Portfolio turnover rateE	113%	149%	107%		55%	51%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

B	Total returns would have been lower had certain expenses not been reduced during the periods shown.

C	Calculated based on average shares outstanding during the period.

D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F

Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H	Amount represents less than $.01 per share.

I

As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights – Service Class

Years ended December 31,	2007	2006	2005		2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$34.59	$34.95	$30.07		$24.10	$17.46

Income from Investment Operations
Net investment income (loss)C	.17	.16	.12	F	(.02)	(.02)
Net realized and unrealized gain (loss)	4.77	3.91	5.27		5.99	6.72

Total from investment operations	4.94	4.07	5.39		5.97	6.70

Distributions from net investment income	(.26)	(.10)	—		—	(.06)
Distributions from net realized gain	(3.29)	(4.33)	(.51)		—	—

Total distributions	(3.55)	(4.43)	(.51)		—	(.06)

Net asset value, end of period	$35.98	$34.59	$34.95		$30.07	$24.10

Total ReturnA, B	15.49%	12.59%	18.20%		24.77%	38.52%
Ratios to Average Net AssetsD, G
Expenses before reductions	.76%	.78%	.79%		.81%	.80%
Expenses net of fee waivers, if any	.76%	.78%	.79%		.81%	.80%
Expenses net of all reductions	.75%	.76%	.74%		.78%	.78%
Net investment income (loss)	.49%	.48%	.40	%F	(.07)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,138,873	$1,091,396	$990,561		$819,412	$580,179
Portfolio turnover rateE	113%	149%	107%		55%	51%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

B	Total returns would have been lower had certain expenses not been reduced during the periods shown.

C	Calculated based on average shares outstanding during the period.

D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F

Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H

As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

25	Annual Report

Financial Highlights – Service Class 2

Years ended December 31,	2007	2006	2005		2004	2003H
Selected Per-Share Data
Net asset value, beginning of period	$34.25	$34.67	$29.88		$23.98	$17.39

Income from Investment Operations
Net investment income (loss)C	.12	.11	.08	F	(.06)	(.05)
Net realized and unrealized gain (loss)	4.73	3.87	5.22		5.96	6.69

Total from investment operations	4.85	3.98	5.30		5.90	6.64

Distributions from net investment income	(.18)	(.07)	—		—	(.05)
Distributions from net realized gain	(3.29)	(4.33)	(.51)		—	—

Total distributions	(3.47)	(4.40)	(.51)		—	(.05)

Net asset value, end of period	$35.63	$34.25	$34.67		$29.88	$23.98

Total ReturnA, B	15.34%	12.40%	18.02%		24.60%	38.31%
Ratios to Average Net AssetsD, G
Expenses before reductions	.91%	.93%	.94%		.96%	.95%
Expenses net of fee waivers, if any	.91%	.93%	.94%		.96%	.95%
Expenses net of all reductions	.90%	.91%	.89%		.93%	.93%
Net investment income (loss)	.34%	.33%	.26	%F	(.22)%	(.25)%
Supplemental Data Net assets, end of period (000 omitted)	$5,939,927	$4,701,583	$3,542,952		$2,201,298	$1,177,574
Portfolio turnover rateE	113%	149%	107%		55%	51%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

B	Total returns would have been lower had certain expenses not been reduced during the periods shown.

C	Calculated based on average shares outstanding during the period.

D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F

Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H

As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights – Service Class

Years ended December 31,	2007	2006	2005I
Selected Per-Share Data
Net asset value, beginning of period	$34.69	$35.08	$31.81

Income from Investment Operations
Net investment income (loss)E	.17	.15	.07	H
Net realized and unrealized gain (loss)	4.78	3.93	3.20

Total from investment operations	4.95	4.08	3.27

Distributions from net investment income	(.28)	(.14)	—
Distributions from net realized gain	(3.29)	(4.33)	—

Total distributions	(3.57)	(4.47)	—

Net asset value, end of period	$36.07	$34.69	$35.08

Total ReturnB, C, D	15.46%	12.59%	10.28%
Ratios to Average Net AssetsF, J
Expenses before reductions	.78%	.80%	.86	%A
Expenses net of fee waivers, if any	.78%	.80%	.86	%A
Expenses net of all reductions	.77%	.78%	.80	%A
Net investment income (loss)	.47%	.45%	.45	%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$255,371	$163,646	$50,760
Portfolio turnover rateG	113%	149%	107%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

D	Total returns would have been lower had certain expenses not been reduced during the periods shown.

E	Calculated based on average shares outstanding during the period.

F

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H

Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I	For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report	26

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC’s web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

27	Annual Report

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Foreign Currency – continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$1,678,957,834
Unrealized depreciation	(550,133,172)

Net unrealized appreciation (depreciation)	1,128,824,662
Undistributed ordinary income	335,587,539
Undistributed long-term capital gain	892,025,080
Cost for federal income tax purposes	$8,031,621,351

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$58,539,330	$82,411,391
Long-term Capital Gains	691,222,231	678,658,273

Total	$749,761,561	$761,069,664

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

Annual Report	28

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,609,848,576 and $9,115,794,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-l of the 1940 Act, the Fund has adopted separate 12b-l Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of 10% of Service Class’ average net assets and .25% of Service Class 2’s average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$1,147,580
Service Class 2	13,504,567

$14,652,147

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$980,293
Service Class	761,658
Service Class 2	3,579,175
Investor Class	393,617

$5,714,743

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class’ asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $112,835 for the period.

29	Annual Report

Notes to Financial Statements – continued

6. Fees and Other Transactions with Affiliates – continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund’s activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,912,600	5.40%	$8,186

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16,268 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that maybe received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,366,570.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $804,920 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $33,651.

10. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11 % of the total outstanding shares of the Fund and one otherwise un-affiliated shareholder was the owner of record of 29% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission (“SEC”) is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR’s domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report	30

10. Other – continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund’s net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$13,262,664	$4,750,962
Service Class	8,227,860	2,713,194
Service Class 2	26,696,438	6,828,025
Investor Class	1,632,334	253,382

Total	$49,819,296	$14,545,563

From net realized gain
Initial Class	$125,996,335	$160,864,588
Service Class	103,566,860	122,489,425
Service Class 2	454,282,632	455,271,711
Investor Class	16,096,438	7,898,377

Total	$699,942,265	$746,524,101

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	8,112,889	7,331,123	$283,095,755	$248,761,453
Reinvestment of distributions	4,280,599	5,122,659	139,259,000	165,615,550
Shares redeemed	(8,903,551)	(9,913,376)	(308,815,926)	(328,496,358)

Net increase (decrease)	3,489,937	2,540,406	$113,538,829	$85,880,645

Service Class
Shares sold	2,498,817	3,284,402	$86,035,585	$109,868,879
Reinvestment of distributions	3,458,721	3,889,488	111,794,720	125,202,620
Shares redeemed	(5,858,959)	(3,965,782)	(203,068,355)	(132,567,032)

Net increase (decrease)	98,579	3,208,108	$(5,238,050)	$102,504,467

Service Class 2
Shares sold	29,527,552	35,248,708	$1,020,600,546	$1 ,172,363,016
Reinvestment of distributions	15,036,557	14,476,809	480,979,070	462,099,736
Shares redeemed	(15,103,020)	(14,670,648)	(516,758,235)	(480,746,935)

Net increase (decrease)	29,461,089	35,054,869	$984,821,381	$1,153,715,817

Investor Class
Shares sold	2,356,461	3,254,309	$81,597,139	$109,672,374
Reinvestment of distributions	545,994	252,531	17,728,772	8,151,693
Shares redeemed	(540,670)	(235,856)	(18,572,440)	(7,932,163)

Net increase (decrease)	2,361,785	3,270,984	$80,753,471	$109,891,904

31	Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Mid Cap Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2008

Annual Report	32

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (77)

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

33	Annual Report

Trustees and Officers – continued

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science or the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Annual Report	34

Name, Age; Principal Occupation

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson maybe sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, and Mr. Lynch maybe sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Arthur E. Johnson (77)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

35	Annual Report

Trustees and Officers – continued

Name, Age; Principal Occupation

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Mid Cap. Mr. Donovan also serves as Vice President of Fidelity’s Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity’s High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Mid Cap. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Annual Report	36

Name, Age; Principal Occupation

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Mid Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

**	FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

37	Annual Report

Distributions

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/08	02/08/08	$0.04	$4.99
Service Class	02/08/08	02/08/08	$0.04	$4.99
Service Class 2	02/08/08	02/08/08	$0.04	$4.99
Investor Class	02/08/08	02/08/08	$0.04	$4.99

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $892,025,080 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 78% and 100%; Service Class designates 92% and 100%; Service Class 2 designates 100% and 100%; and Investor Class designates 86% and 100%; of the dividends distributed in February and December 2007, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report	38

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers abroad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund’s agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have abroad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

39	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity’s California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds’ contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a “group fee” structure by adding four new fee “breakpoints” to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index (“benchmark”), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

2006 Total Return % vs. Morningstar Mid-Cap Blend and S&P MidCap 400:

The Board reviewed the fund’s relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report	40

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund’s management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund’s market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

Historical Management Fees (BP) vs. Competitive Medians (BP):

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-l fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

41	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR determines the group fee rates based on a tiered asset “breakpoint” schedule. In connection with the renewal of the fund’s management contract, the Board approved amendments to the fund’s management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR’s management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR’s management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds’ overall performance; (ii) Fidelity’s portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity’s fee structures; (iv) the funds’ sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

Annual Report	42

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

VIPMID-ANN-0208

1.735273.108

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2007

Contents

Performance	3	How the fund has done over time.

Management’s Discussion	4	The managers’ review of fund performance, strategy and outlook.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	13	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	18	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	24

Trustees and Officers	25

Distributions	30

Board Approval of Investment Advisory Contracts and Management Fees	31

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for “proxy voting guidelines”) or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past l year	Past 5 years	Past 10 years
VIP Contrafund – Initial Class	17.59%	17.91%	10.58%
VIP Contrafund – Service Class	17.51%	17.80%	10.48%
VIP Contrafund – Service Class 2A	17.30%	17.62%	10.35%
VIP Contrafund – Investor ClassB	17.47%	17.84%	10.55%

A

The initial offering of Service Class 2 shares took place on January 12,2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1fee). Returns prior to January 12,2000 are those of Service Class which reflect a different 12b-1fee. Had Service Class 2’s 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

B

The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class’s transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$ 10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Contrafund Portfolio — Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index (S&P 500®) performed over the same period.

3	Annual Report

Management’s Discussion of Fund Performance

Comments from William Danoff, who was Portfolio Manager of VIP Contrafund Portfolio through October 25, 2007, and Robert Stansky, who thereafter began overseeing the portfolio as Head of Fidelity’s Multi-Manager Group

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor’s 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index — a gauge of developed stock markets outside the United States and Canada — beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index — representing the debt performance of major global economies, excluding the United States — rose 13.05%.

VIP Contrafund’s return for the year was more than triple that of the S&P 500 index. (For specific portfolio performance results, please refer to the performance section of this report.) During the time that Will managed the fund, its healthy outperformance versus the index was driven by three main factors: its growth stock bias during a period when growth outpaced value by more than 10 percentage points; extremely productive stock selection, especially in the technology sector; and astute industry positioning by avoiding the most-toxic areas of the weak financials group. The fund’s three top relative contributors — leading competitors in the strong Internet and wireless markets — were consumer electronics giant Apple, Internet search engine Google and Research In Motion, a Canada-based out-of-index holding whose popular BlackBerry brand dominates the wireless messaging market. The RIM position was sold to nail down profits. Also making sizable contributions were such stocks as America Movil, a leading wireless provider in Mexico, and German solar company Q-Cells. Relative performance was tempered by a large stake in biopharmaceuticals firm Genentech, which stumbled on market worries about delays in its product pipeline. Performance also suffered from holding no stake or only minimal stakes in some of the S&P 500’s best-performing stocks, including such names as integrated oil companies Exxon Mobil and Chevron.

In late October, management of the fund transitioned from Will to a new Multi-Manager Group, overseen by Bob. The Group comprises eight co-managers who run dedicated sleeves representing the 10 sectors included in the benchmark S&P 500 index. Consistent with the Multi-Manager Group’s mandate, the fund’s assets were reallocated into a roughly sector-neutral positioning versus the benchmark, with the expectation that the co-managers will focus on generating excess returns through stock picking in their respective sectors. During the abbreviated period from late October through year-end, the Multi-Manager Group’s results made a small positive contribution to the fund’s overall performance versus the index, thanks to astute stock selection by the sector co-managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$1,000.00	$1,079.00	$3.35
HypotheticalA	$1,000.00	$1,021.98	$3.26
Service Class
Actual	$1,000.00	$1,078.60	$3.88
HypotheticalA	$1,000.00	$1,021.48	$3.77
Service Class 2
Actual	$1,000.00	$1,077.50	$4.66
HypotheticalA	$1,000.00	$1,020.72	$4.53
Service Class 2R
Actual	$1,000.00	$1,077.50	$4.66
HypotheticalA	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,078.30	$3.98
HypotheticalA	$1,000.00	$1,021.37	$3.87

A	5% return per year before expenses

*	Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.64%
Service Class	.74%
Service Class 2.89%
Service Class 2R	.89%
Investor Class	.76%

5	Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007

	% of fund’s net assets	% of fund’s net assets 6 months ago
Microsoft Corp.	3.7	0.0
American International Group, Inc.	2.4	0.9
Hewlett-Packard Co.	2.3	2.7
Procter & Gamble Co.	1.9	1.9
Nintendo Co. Ltd.	1.8	0.2
Intel Corp.	1.7	0.0
Berkshire Hathaway, Inc. Class A	1.6	2.5
AT&T, Inc.	1.4	2.0
Google, Inc. Class A (sub. vtg.)	1.2	4.3
Merck & Co., Inc.	1.2	1.1

	19.2

Market Sectors as of December 31, 2007

	% of fund’s net assets	% of fund’s net assets 6 months ago
Financials	17.2	14.4
Information Technology	16.8	19.9
Energy	12.0	10.0
Industrials	11.7	7.8
Health Care	11.4	10.5
Consumer Staples	10.3	6.2
Consumer Discretionary	6.9	7.8
Telecommunication Services	4.1	6.2
Utilities	3.5	0.8
Materials	3.3	5.1

Asset Allocation (% of fund’s net assets)

Annual Report	6

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks – 97.2%

	Shares	Value
CONSUMER DISCRETIONARY– 6.9%
Auto Components – 0.6%
Gentex Corp.	2,316,000	$41,155,320
Johnson Controls, Inc.	3,126,200	112,668,248

		153,823,568

Distributors – 0.3%
Li & Fung Ltd.	15,772,000	63,718,306

Diversified Consumer Services – 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	770,500	62,094,595

Hotels, Restaurants & Leisure – 1.0%
Ctrip.com International Ltd. sponsored ADR	51,600	2,965,452
Life Time Fitness, Inc. (a)(d)	822,200	40,846,896
McDonald’s Corp.	3,322,584	195,733,423

		239,545,771

Internet & Catalog Retail – 0.1%
NutriSystem, Inc. (a)(d)	794,400	21,432,912

Media – 1.6%
Central European Media Enterprises Ltd. Class A (a)	966,100	112, 048,278
Discovery Holding Co. Class A (a)	4,564,600	114,754,044
EchoStar Communications Corp. Class A (a)	1,287,986	48,582,832
Focus Media Holding Ltd. ADR (a)	83,700	4,754,997
News Corp. Class A	1,878,400	38,488,416
The Walt Disney Co.	2,599,643	83,916,476
The Weinstein Co. II Holdings, LLC Class A-1 (g)	11,499	11,499,000

		414,044,043

Multiline Retail – 0.7%
Kohl’s Corp. (a)	1,075,300	49,248,740
Nordstrom, Inc.	573,400	21,060,982
Target Corp.	2,087,000	104,350,000

		174,659,722

Specialty Retail – 1.3%
Gamestop Corp. Class A (a)	1,501,100	93,233,321
Lowe’s Companies, Inc.	2,368,800	53,582,256
OfficeMax, Inc.	519,600	10,734,936
PetSmart, Inc.	2,291,200	53,911,936
Tiffany & Co., Inc.	976,100	44,929,883
TJX Companies, Inc.	1,770,652	50,870,832
Zumiez, Inc. (a)(d)	1,033,420	25,174,111

		332,437,275

Textiles, Apparel & Luxury Goods – 1.1%
Carter’s, Inc. (a)	995,200	19,257,120
LVMH Moet Hennessy – Louis Vuitton	1,049,500	126,636,020
NIKE, Inc. Class B	1,014,600	65,177,904
Ports Design Ltd.	3,209,500	11,196,265
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	1,157,700	50,556,759

		272,824,068

TOTAL CONSUMER DISCRETIONARY		1,734,580,260

CONSUMER STAPLES – 10.3%
Beverages – 3.5%
Coca-Cola Femsa SA de CV sponsored ADR	342,500	16,878,400
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	460,950	19,701,003
Diageo PLC sponsored ADR	376,300	32,297,829
Fomento Economico Mexicano SA de CV sponsored ADR	335,000	12,786,950
Heineken NV (Bearer)	534,500	34,154,550
InBev SA	356,705	29,672,791
Molson Coors Brewing Co. Class B	1,764,100	91,062,842
PepsiCo, Inc.	3,190,762	242,178,836
Pernod Ricard SA	429,700	99,145,171
SABMiller PLC	1,056,300	29,717,729
The Coca-Cola Co.	4,484,009	275,183,632

		882,779,733

Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	311,300	21,716,288
CVS Caremark Corp.	5,818,900	231,301,275
Kroger Co.	1,550,000	41,400,500
Rite Aid Corp. (a)	1,860,000	5,189,400
Safeway, Inc.	1,908,600	65,293,206
Sysco Corp.	2,815,000	87,856,150
Walgreen Co.	3,113,800	118,573,504
X5 Retail Group NV GDR (a)(e)	163,200	5,956,800

		577,287,123

Food Products – 1.1%
Dean Foods Co.	1,557,500	40,276,950
Groupe Danone	370,456	33,433,654
Lindt & Spruengli AG	260	9,123,974
Marine Harvest ASA (a)	11,964,000	7,683,202
Nestle SA (Reg.)	275,377	126,122,666
TreeHouse Foods, Inc. (a)	211,927	4,872,202
Unilever NV (NY Shares)	1,565,000	57,059,900

		278,572,548

Household Products – 2.4%
Colgate-Palmolive Co.	1,479,623	115,351,409
Kimberly-Clark Corp.	255,000	17,681,700
Procter & Gamble Co.	6,595,611	484,249,760

		617,282,869

Personal Products – 0.5%
Avon Products, Inc.	3,079,100	121,716,823
Herbalife Ltd.	160,000	6,444,800

		128,161,623

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
CONSUMER STAPLES – continued
Tobacco – 0.5%
British American Tobacco PLC sponsored ADR	1, 430,944	$112,414,961
Souza Cruz Industria Comerico	712,900	19,548,679

		131,963,640

TOTAL CONSUMER STAPLES		2,616,047,536

ENERGY – 12.0%
Energy Equipment & Services – 2.7%
Atwood Oceanics, Inc. (a)	80,400	8,059,296
Expro International Group PLC	3,759,719	77,165,076
Exterran Holdings, Inc. (a)	467,723	38,259,741
Nabors Industries Ltd. (a)	4,085,900	111,912,801
National Oilwell Varco, Inc. (a)	3,250,354	238,771,005
Subsea 7, Inc. (a)	2,142,000	47,889,042
Transocean, Inc. (a)	1,154,661	165,289,722

		687,346,683

Oil, Gas & Consumable Fuels – 9.3%
Arch Coal, Inc.	3,753,634	168,650,776
Cameco Corp.	1,266,878	50,455,802
Canadian Natural Resources Ltd.	3,212,694	234,691,088
Chesapeake Energy Corp.	3,250,705	127,427,636
Concho Resources, Inc.	341,100	7,030,071
ConocoPhillips	2,928,900	258,621,870
CONSOL Energy, Inc.	1,774,575	126,917,604
EOG Resources, Inc.	1,539,871	137,433,487
EXCO Resources, Inc. (a)	97,000	1,501,560
Exxon Mobil Corp.	158,400	14,840,496
Forest Oil Corp. (a)	731,671	37,198,154
Hess Corp.	589,400	59,446,884
OPTI Canada, Inc. (a)	1,301,700	21,748,498
Peabody Energy Corp.	3,048,700	187,921,868
Petrohawk Energy Corp. (a)	6,690,000	115,803,900
Petroplus Holdings AG	1,264,820	97,877,626
Plains Exploration & Production Co. (a)	1,676,400	90,525,600
Range Resources Corp.	418,385	21,488,254
Southwestern Energy Co. (a)	1,796,800	100,117,696
Tesoro Corp.	1,593,200	75,995,640
Ultra Petroleum Corp. (a)	24,000	1,716,000
Valero Energy Corp.	3,378,749	236,613,792
Western Refining, Inc.	988,139	23,922,845
Williams Companies, Inc.	4,147,200	148,386,816

		2,346,333,963

TOTAL ENERGY		3,033,680,646

FINANCIALS – 17.2%
Capital Markets – 2.7%
Bank of New York Mellon Corp.	5,392,082	$262,917,918
Charles Schwab Corp.	5,751,522	146,951,387
Janus Capital Group, Inc.	2,972,847	97,658,024
Lehman Brothers Holdings, Inc.	2,539,652	166,194,827
T. Rowe Price Group, Inc.	80,240	4,885,011

		678,607,167

Commercial Banks – 1.0%
Sumitomo Mitsui Financial Group, Inc.	33,647	249,443,712

Diversified Financial Services – 2.1%
Citigroup, Inc.	6,647,947	195,715,560
CME Group, Inc.	203,906	139,879,516
Guaranty Financial Group, Inc. (a)	312,066	4,993,056
JPMorgan Chase & Co.	4,501,087	196,472,448

		537,060,580

Insurance – 9.8%	2,870,200	177,320,956
ACE Ltd.	4,321,000	91,821,250
Allianz AG sponsored ADR
American International Group, Inc.	10,490,914	611,620,286
Assicurazioni Generali SpA	2,400,000	108,579,360
Berkshire Hathaway, Inc. Class A (a)	2,934	415,454,400
Catlin Group Ltd.	6,299,940	47,940,247
Everest Re Group Ltd.	541,880	54,404,752
MetLife, Inc.	2,967,666	182,867,579
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	539,200	104,611,614
National Financial Partners Corp.	1,000,000	45,610,000
PartnerRe Ltd.	1,357,700	112,050,981
Principal Financial Group, Inc.	1,302,915	89,692,669
Prudential Financial, Inc.	2,095,666	194,980,765
Sony Financial Holdings, Inc.	35,482	135,863,455
The Chubb Corp.	2,152,047	117,458,725

		2,490,277,039

Real Estate Management & Development – 0.0%
Forestar Real Estate Group, Inc. (a)	312,066	7,361,637

Thrifts & Mortgage Finance – 1.6%
Fannie Mae	6,655,687	266,094,366
New York Community Bancorp, Inc.	7,133,500	125,406,930

		391,501,296

TOTAL FINANCIALS		4,354,251,431

HEALTH CARE – 11.4%
Biotechnology – 1.3%
Amgen, Inc. (a)	900,000	41,796,000
Biogen Idec, Inc. (a)	606,200	34,504,904
Celgene Corp. (a)	304,346	14,063,829
Cephalon, Inc. (a)	250,800	17,997,408

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Common Stocks – continued

	Shares	Value
HEALTH CARE – continued
Biotechnology – continued
CSL Ltd.	1,241,878	$39,550,988
Genentech, Inc. (a)	1,052,469	70,589,096
Genzyme Corp. (a)	350,000	26,054,000
Gilead Sciences, Inc. (a)	1,726,906	79,454,945

		324,011,170

Health Care Equipment & Supplies – 2.8%
Alcon Inc.	788,289	112,756,859
Baxter International, Inc.	1,858,700	107,897,535
Becton, Dickinson & Co.	1,824,960	152,530,157
Boston Scientific Corp. (a)	2,300,000	26,749,000
C.R. Bard, Inc.	1,192,092	113,010,322
China Medical Technologies, Inc. sponsored ADR (d)	125,000	5,548,750
Covidien Ltd.	1,637,616	72,530,013
Gen-Probe Inc. (a)	417,075	26,246,530
Inverness Medical Innovations, Inc. (a)	102,100	5,735,978
Mindray Medical International Ltd. sponsored ADR	210,400	9,040,888
NuVasive, Inc. (a)	330,637	13,066,774
Smith & Nephew PLC	917,200	10,533,125
St. Jude Medical, Inc. (a)	1,264,052	51,371,073

		707,017,004

Health Care Providers & Services – 2.3%
Community Health Systems, Inc. (a)	150,900	5,562,174
Express Scripts, Inc. (a)	775,000	56,575,000
Health Net Inc. (a)	639,300	30,878,190
HealthSouth Corp. (a)	190,988	4,010,748
Henry Schein Inc. (a)	504,149	30,954,749
Humana Inc. (a)	1,519,657	114,445,369
McKesson Corp.	923,200	60,478,832
Medco Health Solutions, Inc. (a)	891,046	90,352,064
Tenet Healthcare Corp. (a)	3,486,370	17,710,760
UnitedHealth Group, Inc.	2,716,111	158,077,660
Universal Health Services, Inc. Class B	500,000	25,600,000

		594,645,546

Health Care Technology – 0.2%
HLTH Corp. (a)	3,418,912	45,813,421
MedAssets, Inc.	399,800	9,571,212

		55,384,633

Life Sciences Tools & Services – 0.6%
Applera Corp. – Applied Biosystems Group	1,403,900	47,620,288
Pharmaceutical Product Development, Inc.	400,000	16,148,000
QIAGEN NV (a)	2,670,001	56,203,521
Waters Corp. (a)	485,839	38,415,290

		158,387,099

Pharmaceuticals – 4.2%
Abbott Laboratories	3,646,317	204,740,700
Allergan, Inc.	1,475,606	94,792,929
Barr Pharmaceuticals, Inc. (a)	150,000	7,965,000
Johnson & Johnson	1,972,100	131,539,070
Merck & Co., Inc.	5,077,250	295,038,998
Novo Nordisk AS Series B	569,000	37,306,364
Pfizer, Inc.	3,106,400	70,608,472
Schering-Plough Corp.	2,739,838	72,989,284
Wyeth	3,040,600	134,364,114
XenoPort, Inc. (a)	136,202	7,610,968

		1,056,955,899

TOTAL HEALTH CARE		2,896,401,351

INDUSTRIALS – 11.7%
Aerospace & Defense – 3.2%
General Dynamics Corp.	1,802,246	160,381,872
Honeywell International, Inc.	3,639,900	224,108,643
Lockheed Martin Corp.	1,933,287	203,497,790
Raytheon Co.	2,117,300	128,520,110
The Boeing Co.	1,088,526	95,202,484

		811,710,899

Air Freight & Logistics – 0.5%
C.H. Robinson Worldwide, Inc. (d)	2,423,301	131,149,050

Commercial Services & Supplies – 0.6%
Intermap Technologies Corp. (a)	535,000	5,653,968
Stericycle, Inc. (a)	2,432,300	144,478,620

		150,132,588

Construction & Engineering – 1.1%
Fluor Corp.	857,500	124,954,900
Jacobs Engineering Group, Inc. (a)	1,627,038	155,561,103

		280,516,003

Electrical Equipment – 3.3%
ABB Ltd. sponsored ADR	7,384,300	212,667,840
Alstom SA	786,300	168,686,355
Q-Cells AG (a)(d)	1,108,244	157,855,439
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	2,695,100	221,860,632
Vestas Wind Systems AS (a)	717,200	77,482,782

		838,553,048

Industrial Conglomerates – 1.5%
General Electric Co.	3,169,967	117,510,677
Siemens AG sponsored ADR	1,560,100	245,497,336

		363,008,013

Machinery– 1.5%
Danaher Corp.	2,399,150	210,501,421

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
INDUSTRIALS – continued
Machinery – continued
Eaton Corp.	893,200	$86,595,740
Sulzer AG (Reg.)	51,682	75,929,171

		373,026,332

TOTAL INDUSTRIALS		2,948,095,933

INFORMATION TECHNOLOGY– 16.8%
Communications Equipment – 1.9%
Aruba Networks, Inc.	1,541,995	22,991,145
Ciena Corp. (a)	2,349,746	80,149,836
Cisco Systems, Inc. (a)	8,701,200	235,541,484
Juniper Networks, Inc. (a)	1,255,000	41,666,000
Sycamore Networks, Inc. (a)	5,642,427	21,666,920
Tellabs, Inc. (a)	11,551,939	75,549,681

		477,565,066

Computers & Peripherals – 2.4%
Apple, Inc. (a)	97,435	19,299,925
Hewlett–Packard Co.	11,633,364	587,252,215

		606,552,140

Electronic Equipment & Instruments – 0.0%
SMART Modular Technologies (WWH), Inc. (a)	946,260	9,632,927

Internet Software & Services – 1.7%
Akamai Technologies, Inc. (a)	392,709	13,587,731
Google, Inc. Class A (sub. vtg.) (a)	451,300	312,064,924
VistaPrint Ltd. (a)	1,046,640	44,848,524
Yahoo!, Inc. (a)	2,523,700	58,701,262

		429,202,441

Semiconductors & Semiconductor Equipment – 3.5%
Analog Devices, Inc.	3,625,000	114,912,500
Broadcom Corp. Class A (a)	5,196,200	135,828,668
Cirrus Logic, Inc. (a)	4,299,371	22,700,679
Credence Systems Corp. (a)	2,288,472	5,538,102
Epistar Corp.	3,250,000	13,930,003
Intel Corp.	15,675,000	417,895,500
MediaTek, Inc.	527,050	6,842,061
Microchip Technology, Inc.	3,065,700	96,324,294
PMC - Sierra Inc. (a)	3,691,307	24,141,148
Standard Microsystems Corp. (a)	138,699	5,418,970
Teradyne, Inc. (a)	3,021,214	31,239,353

		874,771,278

Software – 7.3%
Activision, Inc. (a)	5,517,502	163,869,809
Citrix Systems, Inc. (a)	650,000	24,706,500
Electronic Arts, Inc. (a)	2,730,000	159,459,300
Gameloft (a)	1,076,953	9,430,231
Microsoft Corp.	26,479,200	942,659,517
Nintendo Co. Ltd.	774,800	458,991,495
Ubisoft Entertainment SA (a)	987,956	100,163,443

		1,859,280,295

TOTAL INFORMATION TECHNOLOGY		4,257,004,147

MATERIALS – 3.3%
Chemicals – 1.9%
Agrium, Inc.	497,500	35,887,298
Albemarle Corp.	597,600	24,651,000
Ecolab, Inc.	1,259,961	64,522,603
Monsanto Co.	2,499,735	279,195,402
Praxair, Inc.	678,732	60,210,316

		464,466,619

Containers & Packaging – 0.1%
Crown Holdings, Inc. (a)	348,600	8,941,590
Temple–Inland, Inc.	936,200	19,519,770

		28,461,360

Metals & Mining – 1.3%
AK Steel Holding Corp. (a)	966,100	44,672,464
Alcoa, Inc.	1,695,100	61,955,905
Allegheny Technologies, Inc.	762,181	65,852,438
ArcelorMittal SA (NY Reg.) Class A	456,771	35,331,237
Freeport–McMoRan Copper & Gold, Inc. Class B	163 300	16 728 452
Ivanhoe Mines Ltd. (a)	1,936,100	21,045,624
Kinross Gold Corp. (a)	1,292,515	23,806,577
Newcrest Mining Ltd.	736,559	21,354,532
Novamerican Steel, Inc.	148,500	640,035
Novamerican Steel, Inc. warrants 3/7/11 (a)	148 500	148 500
Steel Dynamics, Inc.	454,100	27,050,737
Titanium Metals Corp.	655,112	17,327,712

		335,914,213

TOTAL MATERIALS		828,842,192

TELECOMMUNICATION SERVICES – 4.1%
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	8,839,016	367,349,505
Embarq Corp.	288,600	14,294,358
Qwest Communications International, Inc.	3,871,200	27,137,112
Verizon Communications, Inc.	4,364,800	190,698,112

		599,479,087

Wireless Telecommunication Services – 1.7%
America Movil SAB de CV Series L sponsored ADR	1,788,300	109,783,737
American Tower Corp. Class A (a)	2,864,495	122,027,487

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Common Stocks – continued

	Shares	Value
TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – continued
Clearwire Corp. (d)	3,594,459	$49,280,033
Vodafone Group PLC sponsored ADR	3,916,400	146,160,048

		427,251,305

TOTAL TELECOMMUNICATION SERVICES		1,026,730,392

UTILITIES – 3.5%
Electric Utilities – 1.9%
Allegheny Energy, Inc.	2,141,500	136,220,815
American Electric Power Co., Inc.	1,539,300	71,669,808
Entergy Corp.	1,185,100	141,643,152
PPL Corp.	2,526,200	131,589,758

		481,123,533

Independent Power Producers & Energy Traders – 0.6%
AES Corp. (a)	126,000	2,695,140
Constellation Energy Group, Inc.	1,339,615	137,350,726
NRG Energy, Inc. (a)	107,400	4,654,716

		144,700,582

Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	7,623,700	130,593,981
OGE Energy Corp.	375,766	13,636,548
Wisconsin Energy Corp.	2,114,700	103,007,037
Xcel Energy, Inc.	773,400	17,455,638

		264,693,204

TOTAL UTILITIES		890,517,319

TOTAL COMMON STOCKS
(Cost $22,059,457,207)		24,586,151,207

Convertible Preferred Stocks – 0.0%
HEALTH CARE – 0.0%
Biotechnology – 0.0%
Fluidigm Corp. (g)	1,378,965	5,515,860

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $5,515,860)		5,515,860

U.S. Treasury Obligations – 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 2.98% to 3.06% 2/21/08 to 3/20/08 (f) (Cost $8,851,888)	$8,900,000	8,853,066

Money Market Funds – 3.1%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	666,352,909	$666,352,909
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	105,461,075	105,461,075

TOTAL MONEY MARKET FUNDS
(Cost $771,813,984)		771,813,984

TOTAL INVESTMENT PORTFOLIO – 100.3%
(Cost $22,845,638,939)		25,372,334,117
NET OTHER ASSETS – (0.3)%		(85,143,807)

NET ASSETS – 100%		$25,287,190,310

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2,289 S&P 500 E - Mini Index Contracts	March 2008	$169,065,540	$(2,179,492)

The face value of futures purchased as a percentage of net assets – 0.7%

Legend

(a)	Non–income producing

(b)	Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven–day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c)	Investment made with cash collateral received from securities on loan.

(d)	Security or a portion of the security is on loan at period end.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,956,800 or 0.0% of net assets.

(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,350,211.

(g)	Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,014,860 or 0.1% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07	$5,515,860
The Weinstein Co. II Holdings, LLC
Class A-1	10/19/05	$11,499,000

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Investments – continued

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$111,502,661
Fidelity Securities Lending Cash Central Fund	3,839,527

Total	$115,342,188

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	79.8%
Japan	3.3%
Switzerland	2.6%
Germany	2.4%
France	2.1%
Cayman Islands	2.0%
Bermuda	1.7%
Canada	1.6%
United Kingdom	1.5%
Others (individually less than 1%)	3.0%

100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Financial Statements

Statement of Assets and Liabilities

		December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $102,180,074) – See accom-panying schedule:
Unaffiliated issuers (cost $22,073,824,955)	$24,600,520,133
Fidelity Central Funds (cost $771,813,984)	771,813,984

Total Investments (cost $22,845,638,939)		$25,372,334,117
Foreign currency held at value (cost $627,366)		627,652
Receivable for investments sold		126,708,482
Receivable for fund shares sold		16,333,096
Dividends receivable		18,323,650
Distributions receivable from Fidelity Central Funds		3,248,560
Prepaid expenses		79,590
Other receivables		1,369,871

Total assets		25,539,025,018
Liabilities
Payable to custodian bank	$26,638
Payable for investments purchased	102,473,230
Payable for fund shares redeemed	26,421,188
Accrued management fee	11,667,462
Distribution fees payable	2,178,140
Payable for daily variation on futures contracts	949,935
Other affiliated payables	1,594,813
Other payables and accrued expenses	1,062,227
Collateral on securities loaned, at value	105,461,075

Total liabilities		251,834,708

Net Assets		$25,287,190,310

Net Assets consist of:
Paid in capital		$22,293,350,569
Undistributed net investment income		5,432,508
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		463,777,303
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,524,629,930

Net Assets		$25,287,190,310

Initial Class:
Net Asset Value, offering price and redemption price per share ($12,371,008,953 ÷ 443,348,202 shares)		$27.90

Service Class:
Net Asset Value, offering price and redemption price per share ($3,008,643,600 ÷ 108,240,468 shares)		$27.80

Service Class 2:
Net Asset Value, offering price and redemption price per share ($9,339,663,371 ÷ 340,092,699 shares)		$27.46

Service Class 2R:
Net Asset Value, offering price and redemption price per share ($35,606,481 ÷ 1,301,728 shares)		$27.35

Investor Class:
Net Asset Value, offering price and redemption price per share ($532,267,905 ÷ 19,132,896 shares)		$27.82

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Financial Statements – continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends		$261,830,158
Interest		1,114,022
Income from Fidelity Central Funds		115,342,188

Total income		378,286,368
Expenses
Management fee	$128,749,240
Transfer agent fees	15,743,242
Distribution fees	22,363,849
Accounting and security lending fees	1,875,637
Custodian fees and expenses	1,000,456
Independent trustees’ compensation	78,610
Appreciation in deferred trustee compensation account	149
Registration fees	18,981
Audit	170,656
Legal	181,482
Interest	45,467
Miscellaneous	1,780,335

Total expenses before reductions	172,008,104
Expense reductions	(1,652,551)	170,355,553

Net investment income (loss)		207,930,815

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,178,942)	6,294,939,346
Foreign currency transactions	(1,494,578)
Futures contracts	(591,823)

Total net realized gain (loss)		6,292,852,945
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred foreign taxes of $74,390)	(2,805,334,479)
Assets and liabilities in foreign currencies	84,315
Futures contracts	(2,179,492)

Total change in net unrealized appreciation (depreciation)		(2,807,429,656)

Net gain (loss)		3,485,423,289

Net increase (decrease) in net assets resulting from operations		$3,693,354,104

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$207,930,815	$146,490,296
Net realized gain (loss)	6,292,852,945	1,751,707,257
Change in net unrealized appreciation (depreciation)	(2,807,429,656)	204,105,274

Net increase (decrease) in net assets resulting from operations	3,693,354,104	2,102,302,827

Distributions to shareholders from net investment income	(205,774,191)	(229,158,054)
Distributions to shareholders from net realized gain	(6,071,525,358)	(1,647,656,034)

Total distributions	(6,277,299,549)	(1,876,814,088)

Share transactions – net increase (decrease)	6,980,890,493	3,705,781,627

Redemption fees	16,524	9,940

Total increase (decrease) in net assets	4,396,961,572	3,931,280,306
Net Assets
Beginning of period	20,890,228,738	16,958,948,432

End of period (including undistributed net investment income of $5,432,508 and undistributed net investment income of $567,221, respectively)	$25,287,190,310	$20,890,228,738

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Financial Highlights – Initial Class

Years ended December 31,	2007	2006	2005		2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$31.47	$31.03	$26.62		$23.13	$18.10

Income from Investment Operations
Net investment income (loss)C	.34	.27	.18		.08	.07
Net realized and unrealized gain (loss)	5.17	3.30	4.32		3.49	5.05

Total from investment operations	5.51	3.57	4.50		3.57	5.12

Distributions from net investment income	(.33)	(.42)	(.08)		(.08)	(.09)
Distributions from net realized gain	(8.75)	(2.71)	(.01)		—	—

Total distributions	(9.08)	(3.13)	(.09	)H	(.08)	(.09)

Redemption fees added to paid in capitalC,G	—	—	—		—	—

Net asset value, end of period	$27.90	$31.47	$31.03		$26.62	$23.13

Total ReturnA, B	17.59%	11.72%	16.94%		15.48%	28.46%
Ratios to Average Net AssetsD, F
Expenses before reductions	.65%	.66%	.66%		.68%	.67%
Expenses net of fee waivers, if any	.65%	.66%	.66%		.68%	.67%
Expenses net of all reductions	.64%	.65%	.64%		.66%	.65%
Net investment income (loss)	1.00%	.85%	.66%		.35%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$12,371,009	$11,595,588	$11,099,527		$9,127,616	$7,665,424
Portfolio turnover rateE	134%	75%	60%		64%	66%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

B	Total returns would have been lower had certain expenses not been reduced during the periods shown.

C	Calculated based on average shares outstanding during the period.

D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G	Amount represents less than $.01 per share.

H	Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights – Service Class

Years ended December 31,	2007	2006	2005		2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$31.38	$30.93	$26.53		$23.06	$18.04

Income from Investment Operations
Net investment income (loss)C	.30	.24	.16		.06	.05
Net realized and unrealized gain (loss)	5.16	3.28	4.30		3.47	5.04

Total from investment operations	5.46	3.52	4.46		3.53	5.09

Distributions from net investment income	(.29)	(.36)	(.06)		(.06)	(.07)
Distributions from net realized gain	(8.75)	(2.71)	(.01)		—	—

Total distributions	(9.04)	(3.07)	(.06	)H	(.06)	(.07)

Redemption fees added to paid in capitalC,G	—	—	—		—	—

Net asset value, end of period	$27.80	$31.38	$30.93		$26.53	$23.06

Total ReturnA, B	17.51%	11.59%	16.85%		15.34%	28.35%
Ratios to Average Net AssetsD, F
Expenses before reductions	.75%	.76%	.76%		.78%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.76%		.78%	.77%
Expenses net of all reductions	.74%	.75%	.74%		.76%	.75%
Net investment income (loss)	.90%	.75%	.56%		.25%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$3,008,644	$2,766,343	$2,503,244		$2,111,969	$1,695,467
Portfolio turnover rateE	134%	75%	60%		64%	66%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

B	Total returns would have been lower had certain expenses not been reduced during the periods shown.

C	Calculated based on average shares outstanding during the period.

D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G	Amount represents less than $.01 per share.

H	Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Financial Highlights – Service Class 2

Years ended December 31,	2007	2006	2005		2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$31.11	$30.69	$26.35		$22.93	$17.95

Income from Investment Operations
Net investment income (loss)C	.25	.19	.11		.02	.02
Net realized and unrealized gain (loss)	5.11	3.26	4.27		3.45	5.02

Total from investment operations	5.36	3.45	4.38		3.47	5.04

Distributions from net investment income	(.26)	(.32)	(.04)		(.05)	(.06)
Distributions from net realized gain	(8.75)	(2.71)	(.01)		—	—

Total distributions	(9.01)	(3.03)	(.04	)H	(.05)	(.06)

Redemption fees added to paid in capitalC, G	—	—	—		—	—

Net asset value, end of period	$27.46	$31.11	$30.69		$26.35	$22.93

Total ReturnA, B	17.30%	11.43%	16.65%		15.16%	28.20%
Ratios to Average Net AssetsD, F
Expenses before reductions	.90%	.91%	.91%		.93%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.91%		.93%	.93%
Expenses net of all reductions	.89%	.90%	.89%		.91%	.90%
Net investment income (loss)	.75%	.60%	.40%		.10%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$9,339,663	$6,185,595	$3,247,909		$1,638,617	$910,341
Portfolio turnover rateE	134%	75%	60%		64%	66%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

B	Total returns would have been lower had certain expenses not been reduced during the periods shown.

C	Calculated based on average shares outstanding during the period.

D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G	Amount represents less than $.01 per share.

H	Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights – Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$31.02	$30.61	$26.29	$22.90	$17.95

Income from Investment Operations
Net investment income (loss)C	.25	.19	.11	.02	.02
Net realized and unrealized gain (loss)	5.09	3.25	4.27	3.44	5.01

Total from investment operations	5.34	3.44	4.38	3.46	5.03

Distributions from net investment income	(.26)	(.32)	(.05)	(.07)	(.08)
Distributions from net realized gain	(8.75)	(2.71)	(.01)	—	—

Total distributions	(9.01)	(3.03)	(.06)	(.07)	(.08)

Redemption fees added to paid in capitalC,G	—	—	—	—	—

Net asset value, end of period	$27.35	$31.02	$30.61	$26.29	$22.90

Total ReturnA, B	17.30%	11.43%	16.67%	15.15%	28.18%
Ratios to Average Net AssetsD, F
Expenses before reductions	.90%	.91%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.93%	.93%
Expenses net of all reductions	.89%	.90%	.89%	.91%	.90%
Net investment income (loss)	.75%	.60%	.39%	.10%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$35,606	$26,707	$19,596	$7,088	$2,705
Portfolio turnover rate E	134%	75%	60%	64%	66%

A	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

B	Total returns would have been lower had certain expenses not been reduced during the periods shown.

C	Calculated based on average shares outstanding during the period.

D

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G	Amount represents less than $.01 per share.

H	Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Financial Highlights – Investor Class

Years ended December 31,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$31.41	$31.00	$28.34

Income from Investment Operations
Net investment income (loss)E	.30	.23	.06
Net realized and unrealized gain (loss)	5.16	3.30	2.60

Total from investment operations	5.46	3.53	2.66

Distributions from net investment income	(.30)	(.41)	—
Distributions from net realized gain	(8.75)	(2.71)	—

Total distributions	(9.05)	(3.12)	–

Redemption fees added to paid in capitalE, J	–	–	–

Net asset value, end of period	$27.82	$31.41	$31.00

Total ReturnB, C, D	17.47%	11.60%	9.39%
Ratios to Average Net AssetsF, I
Expenses before reductions	.76%	.78%	.83	%A
Expenses net of fee waivers, if any	.76%	.78%	.83	%A
Expenses net of all reductions	.75%	.78%	.81	%A
Net investment income (loss)	.89%	.73%	.43	%A
Supplemental Data
Net assets, end of period (000 omitted)	$532,268	$315,995	$88,673
Portfolio turnover rateG	134%	75%	60%

A	Annualized

B	Total returns for periods of less than one year are not annualized.

C	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

D	Total returns would have been lower had certain expenses not been reduced during the periods shown.

E	Calculated based on average shares outstanding during the period.

F

Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H	For the period July 21,2005 (commencement of sale of shares) to December 31, 2005.

I

Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J	Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC’s web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report	18

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29,2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$3,398,156,886
Unrealized depreciation	(997,153,724)

Net unrealized appreciation (depreciation)	2,401,003,162
Undistributed ordinary income	22,277,555
Undistributed long-term capital gain	570,775,931
Cost for federal income tax purposes	$22,971,330,955

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$1,317,891,333	$235,296,251
Long-term Capital Gains	4,959,408,216	1,641,517,837

Total	$6,277,299,549	$1,876,814,088

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

19	Annual Report

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount (“initial margin”) equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract’s terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $30,222,176,070 and $28,198,977,157, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-l of the 1940 Act, the Fund has adopted separate 12b-l Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$2,896,698
Service Class 2	19,392,323
Service Class 2R	74,828

$22,363,849

Annual Report	20

6. Fees and Other Transactions with Affiliates – continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$7,903,660
Service Class	1,917,787
Service Class 2	5,136,763
Service Class 2R	19,683
Investor Class	765,349

$15,743,242

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class’ asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $260,516 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $45,795 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,839,527.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $80,711,000. The weighted average interest rate was 5.07%. The interest expense amounted to $45,467 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,598,391 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $49,466.

21	Annual Report

Notes to Financial Statements – continued

11. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 26% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission (“SEC”) is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR’s domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund’s net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31, From net investment income	2007	2006
Initial Class	$111,417,608	$146,412,812
Service Class	24,318,080	29,683,368
Service Class 2	65,476,768	49,971,081
Service Class 2R	262,843	245,916
Investor Class	4,298,892	2,844,877

Total	$205,774,191	$229,158,054

From net realized gain
Initial Class	$2,975,569,660	$927,845,241
Service Class	726,713,446	220,821,983
Service Class 2	2,234,968,989	473,395,695
Service Class 2R	8,871,324	2,188,301
Investor Class	125,401,939	23,404,814

Total	$6,071,525,358	$1,647,656,034

Annual Report	22

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	17,478,838	23,200,996	$594,284,099	$746,513,275
Reinvestment of distributions	109,587,502	34,412,463	3,086,987,268	1,074,258,053
Shares redeemed	(52,177,578)	(46,859,093)	(1,746,106,450)	(1,506,940,332)

Net increase (decrease)	74,888,762	10,754,366	$1,935,164,917	$313,830,996

Service Class
Shares sold	6,710,212	9,488,905	$225,338,266	$303,267,019
Reinvestment of distributions	26,766,756	8,047,385	751,031,526	250,505,351
Shares redeemed	(13,390,785)	(10,323,424)	(448,909,951)	(329,969,678)

Net increase (decrease)	20,086,183	7,212,866	$527,459,841	$223,802,692

Service Class 2
Shares sold	83,177,998	88,990,838	$2,766,576,376	$2,818,476,660
Reinvestment of distributions	83,070,567	16,948,766	2,300,445,756	523,366,776
Shares redeemed	(24,985,477)	(12,941,192)	(841,364,996)	(410,406,086)

Net increase (decrease)	141,263,088	92,998,412	$4,225,657,136	$2,931,437,350

Service Class 2R
Shares sold	417,603	392,552	$14,264,062	$12,396,986
Reinvestment of distributions	331,032	79,071	9,134,167	2,434,217
Shares redeemed	(307,879)	(250,898)	(9,961,471)	(7,851,502)

Net increase (decrease)	440,756	220,725	$13,436,758	$6,979,701

Investor Class
Shares sold	4,942,578	6,562,505	$166,133,204	$210,043,156
Reinvestment of distributions	4,625,172	842,134	129,700,832	26,249,690
Shares redeemed	(495,596)	(203,925)	(16,662,195)	(6,561,958)

Net increase (decrease)	9,072,154	7,200,714	$279,171,841	$229,730,888

23	Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31,2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report	24

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (77)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 -present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

25	Annual Report

Trustees and Officers – continued

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 -present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Annual Report	26

Name, Age; Principal Occupation

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001 -present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

27	Annual Report

Trustees and Officers – continued

Name, Age; Principal Occupation

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Contrafund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Contrafund. Mr. Donovan also serves as Vice President of Fidelity’s Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity’s High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity’s International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of VIP Contrafund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Contrafund. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present), and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Contrafund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Annual Report	28

Name, Age; Principal Occupation

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Contrafund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Contrafund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Contrafund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Contrafund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W.Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

**	FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

29	Annual Report

Distributions

The Board of Trustees of VIP II Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income.

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/08	02/08/08	$0,005	$0.65
Service Class	02/08/08	02/08/08	$0,005	$0.65
Service Class 2	02/08/08	02/08/08	$0,005	$0.65
Investor Class	02/08/08	02/08/08	$0,005	$0.65

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $5,260,987,931, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 8% and 14%; Service Class designates 8% and 14%; Service Class 2 designates 8% and 15%; and Investor Class designates 8% and 14% of the dividends distributed in February 2007 and December 2007, respectively, as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report	30

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund’s agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

31	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity’s California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds’ contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a “group fee” structure by adding four new fee “breakpoints” to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index (“benchmark”), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund’s custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund’s relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund’s one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report	32

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund’s management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund’s market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-l fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

33	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR determines the group fee rates based on a tiered asset “breakpoint” schedule. In connection with the renewal of the fund’s management contract, the Board approved amendments to the fund’s management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR’s management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR’s management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds’ overall performance; (ii) Fidelity’s portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity’s fee structures; (iv) the funds’ sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

Annual Report	34

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Neuberger Berman

Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2007

Socially Responsive Portfolio Managers’ Commentary

We are pleased to report that the Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio delivered a solid return in 2007, outperforming its S&P 500 Index benchmark.

The Portfolio’s return for the year was driven by stock selection and our focus on attractive long-term investment opportunities. We found significant value in well positioned companies in sectors that overall have underperformed the broader market — a cornerstone of our research driven, valuation sensitive, risk conscious investment discipline. Critically, this focus on business fundamentals and valuations helped us significantly outperform in the Financials and Consumer Discretionary sectors, the market’s two worst performing groups.

We started the year with the intention of avoiding financial companies that we perceived as vulnerable to widening credit spreads and/or higher interest rates. As a result of this strategy, the Portfolio’s Financial sector investments posted only a small loss compared to a big decline for the respective benchmark component. Two Financial sector companies, State Street and Bank of New York Mellon, made this year’s top-ten contributors list. The performance of these two companies largely offset the poor performance of Citigroup, a position that has been closed. Good stock selection in the Consumer Discretionary sector also buoyed returns, with holdings recording a modest gain versus a significant loss for the respective benchmark component. Liberty Global and BorgWarner were the best Consumer Discretionary performers and the two biggest winners in the Portfolio for 2007.

The Portfolio’s Information Technology (IT) sector investments made the largest contribution to absolute returns while trailing the benchmark component. Three technology companies (National Instruments, Texas Instruments and Teradyne) made our top-ten contributors list. We have maintained our commitment to the IT sector, where our investment has been in companies with more stable cash flows and earnings, better long-term secular growth prospects, and managements that are prudent in the use of capital.

Industrial sector holdings boosted absolute returns, with conglomerate Danaher providing the Portfolio’s third largest performance contribution. Our bias toward natural gas companies resulted in strong performance. However, given a seemingly inexorable rise in oil prices, the performance of Energy holdings trailed that of the market sector. Our investment in BG Group, initiated during the spring of 2007, was a significant contributor to portfolio Energy sector returns. Over the longer term, in a world increasingly focused on energy efficiency and reducing emissions, we believe that clean burning natural gas is likely to be the fuel of choice for incremental power generation.

As we write, it appears that the U.S. economy is slowing as it adjusts to tighter credit and higher borrowing costs. The consumer has remained resilient in the face of housing weakness and high energy prices. However, layoffs and a softer job market could pressure consumer spending, leading perhaps to a prolonged period of economic weakness.

Over the course of 2007, in light of cyclical credit concerns, we reduced our exposure to economically sensitive companies and increased commitments to companies with compelling secular growth prospects. In the process, we believe we have reduced the Portfolio’s risk while improving its growth profile.

We remain focused on the business fundamentals of existing holdings and on identifying additional opportunities that are being created by today’s stock market volatility. We remain confident that our approach of

1

identifying high quality businesses and buying their shares when they represent statistical values positions us well during this period of relative uncertainty. We believe the Portfolio’s companies have the potential to increase market share during any period of economic weakness, further solidifying dominant positions in their business niches.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT

PORTFOLIO CO-MANAGERS

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Components	1.9%
Automobiles	2.0
Biotechnology	2.1
Capital Markets	9.2
Commercial Services & Supplies	2.9
Consumer Finance	2.0
Electronic Equipment & Instruments	6.8
Health Care Providers & Services	4.0
Industrial Conglomerates	3.1
Insurance	5.7
IT Services	2.6
Life Science Tools & Services	1.9
Machinery	4.4
Media	12.8
Multiline Retail	1.8
Multi-Utilities	3.9
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	5.2
Road & Rail	3.0
Semiconductors & Semiconductor Equipment	7.7
Software	3.4
Short-Term Investments	4.9
Repurchase Agreements	0.1
Liabilities, less cash, receivables and other assets	(0.1)

2

Socially Responsive Portfolio

AVERAGE ANNUAL TOTAL RETURN1

	Socially Responsive	Socially Responsive
	Portfolio Class I	Portfolio Class S	S&P 500[2]
1 Year	7.61%	7.37%	5.49%
5 Year	14.76%	14.68%	12.82%
Life of Fund	7.23%	7.19%	3.74%
Inception Date	02/18/1999	05/01/2006

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Results are shown on a “total return” basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

3

Endnotes

1	For Class I, 7.61%, 14.76% and 7.23% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2007. For Class S, 7.37%, 14.68% and 7.19% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2007. Performance shown prior to May 1, 2006, for the Class S shares is that of the Class I shares, which has higher expenses than Class S shares and correspondingly lower returns. Neuberger Berman Management Inc. (“NBMI”) has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Socially Responsive Portfolio.

2	The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI’s own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NMBI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

4

Information About Your Fund’s Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007. The table illustrates the fund’s costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 12/31/07 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During the Period* 7/1/07–12/31/07	Expense Ratio
Class I	$1,000.00	$977.30	$4.49	.90%
Class S	$1,000.00	$976.00	$5.78	1.16%

Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.67	$4.58	.90%
Class S	$1,000.00	$1,019.36	$5.90	1.16%

*	For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (95.1%)

Auto Components (1.9%)
250,850	BorgWarner, Inc.	$12,143,649

Automobiles (2.0%)
119,900	Toyota Motor ADR	12,729,783

Biotechnology (2.1%)
141,500	Genzyme Corp.	10,533,260	*È
306,800	Medarex, Inc.	3,196,856	*
		13,730,116

Capital Markets (9.2%)
520,830	Bank of New York Mellon	25,395,671
594,189	Charles Schwab	15,181,529
238,675	State Street	19,380,410
		59,957,610

Consumer Finance (2.0%)
252,225	American Express	13,120,745

Commercial Services & Supplies (2.9%)
333,805	Manpower Inc.	18,993,504

Electronic Equipment & Instruments (6.8%)
358,375	Anixter International	22,316,011	*È
648,325	National Instruments	21,608,672
		43,924,683

Health Care Providers & Services (4.0%)
441,725	UnitedHealth Group	25,708,395

Industrial Conglomerates (3.1%)
238,500	3M Co.	20,110,320

Insurance (5.7%)
688,575	Progressive Corp.	13,193,097
628,050	Willis Group Holdings	23,847,058
		37,040,155

IT Services (2.6%)
564,300	Euronet Worldwide	16,929,000	*

Life Science Tools & Services (1.9%)
168,705	Millipore Corp.	12,345,832	*

Machinery (4.4%)
324,695	Danaher Corp.	28,488,739

Media (12.8%)
1,499,787	Comcast Corp. Class A Special	27,176,141	*È
672,525	E.W. Scripps	30,270,350
570,500	Liberty Global Class A	22,357,895	*
89,866	Liberty Global Class C	3,288,197	*
		83,092,583

Multi-Utilities (3.9%)
584,750	National Grid	9,707,790
183,134	National Grid ADR	15,282,532
		24,990,322

Multiline Retail (1.8%)
229,950	Target Corp.	11,497,500

Oil, Gas & Consumable Fuels (8.7%)
993,400	BG Group PLC	22,740,818
184,675	BP PLC ADR	13,512,670
87,625	Cimarex Energy	3,726,691
314,300	Newfield Exploration	16,563,610	*
		56,543,789

Pharmaceuticals (5.2%)
383,910	Novartis AG ADR	20,850,152
47,100	Novo Nordisk A/S ADR	3,054,906
149,200	Novo Nordisk A/S Class B	9,800,296
		33,705,354

Road & Rail (3.0%)
409,225	Canadian National Railway	19,204,929

Semiconductors & Semiconductor Equipment (7.7%)
1,507,000	Altera Corp.	29,115,240
622,675	Texas Instruments	20,797,345
		49,912,585

Software (3.4%)
693,700	Intuit Inc.	21,927,857	*È
Total Common Stocks (Cost $ 559,448,400)		616,097,450

Short-Term Investments (4.9%)
31,645,361	Neuberger Berman Securities Lending Quality Fund, LLC
	(Cost $31,645,361)	31,645,361	#‡

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		MARKET VALUE†
Repurchase Agreements (0.1%)
$878,000	Repurchase Agreement with Fixed Income Clearing Corp., 3.90%, due 1/2/08, dated 12/31/07, Maturity Value $878,190, Collateralized by $ 840,000 Federal Home Loan Bank, 5.75%, due 5/15/12 (Collateral Value $ 906,150) (Cost $ 878,000)	$878,000	#

Certificates of Deposit (0.0%)
100,000	Shorebank Chicago, 4.00%, due 3/20/08	100,000
100,000	Shorebank Pacific, 4.24%, due 2/11/08	100,000

Total Certificates of Deposit (Cost $200,000)		200,000	#

Total Investments (100.1%) (Cost $592,171,761)		648,820,811	##

Liabilities, less cash, receivables and other assets [(0.1%)]		(642,442)

Total Net Assets (100.0%)		$648,178,369

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio

†	Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the “Fund”) are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.

##	At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $592,233,092. Gross unrealized appreciation of investments was $73,547,076 and gross unrealized depreciation of investments was $16,959,357, resulting in net unrealized appreciation of $56,587,719, based on cost for U.S. federal income tax purposes.

*	Security did not produce income during the last twelve months.

‡	Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

È	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

Socially Responsive Portfolio
December 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$617,175,450
Affiliated issuers	31,645,361
648,820,811
Cash	39,146,833
Foreign currency	324
Dividends and interest receivable	583,672
Receivable for securities sold	16,034,561
Receivable for Fund shares sold	1,325,403
Receivable for securities lending income (Note A)	47,611

Total Assets	705,959,215

Liabilities
Payable for collateral on securities loaned (Note A)	31,645,361
Payable for securities purchased	25,433,134
Payable for Fund shares redeemed	163,611
Payable to investment manager (Note B)	288,548
Payable to administrator—net (Note B)	178,676
Payable for securities lending fees (Note A)	2,081
Accrued expenses and other payables	69,435

Total Liabilities	57,780,846

Net Assets at value	$648,178,369

Net Assets consist of:
Paid-in capital	$579,890,762
Undistributed net investment income (loss)	2,992,750
Accumulated net realized gains (losses) on investments	8,640,663
Net unrealized appreciation (depreciation) in value of investments	56,654,194

Net Assets at value	$648,178,369

Net Assets
Class I	$557,934,227
Class S	90,244,142
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	31,148,413
Class S	5,052,585
Net Asset Value, offering and redemption price per share
Class I	$17.91
Class S	17.86
†Securities on loan, at market value:
Unaffiliated issuers	$30,980,643
*Cost of Investments:
Unaffiliated issuers	$560,526,400
Affiliated issuers	31,645,361

Total cost of investments	$592,171,761

Total cost of foreign currency	$336

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

Socially Responsive Portfolio
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,682,988
Interest income—unaffiliated issuers	1,226,963
Income from securities loaned—net (Note F)	30,601
Foreign taxes withheld	(112,792)

Total income	$7,827,760

Expenses:
Investment management fees (Note B)	2,712,443
Administration fees (Note B):
Class I	1,236,086
Class S	278,882
Distribution fees (Note B):
Class S	232,437
Audit fees	39,167
Custodian fees (Note B)	156,352
Insurance expense	12,025
Legal fees	90,196
Reimbursement of expenses previously assumed by administrator (Note B)	7,160
Shareholder reports	60,033
Trustees’ fees and expenses	23,373
Miscellaneous	12,847

Total expenses	4,861,001
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(38,174)

Total net expenses	4,822,827

Net investment income (loss)	$3,004,933

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	8,758,047
Foreign currency	(11,230)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	18,141,485
Foreign currency	1,194

Net gain (loss) on investments	26,889,496

Net increase (decrease) in net assets resulting from operations	$29,894,429

See Notes to Financial Statements

10

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	Socially Responsive Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,004,933	$512,076
Net realized gain (loss) on investments	8,746,817	1,864,428
Change in net unrealized appreciation (depreciation) of investments	18,142,679	33,982,182
Net increase (decrease) in net assets resulting from operations	29,894,429	36,358,686

Distributions to Shareholders From (Note A):
Net investment income:
Class I	(427,951)	(160,480)
Class S	(17,131)	—
Net realized gain on investments:
Class I	(1,609,650)	(1,139,467)
Class S	(302,640)	—
Total distributions to shareholders	(2,357,372)	(1,299,947)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	296,255,440	198,991,772
Class S	8,865,625	2,780,792
Proceeds from reinvestment of dividends and distributions:
Class I	2,037,601	1,299,947
Class S	319,771	—
Proceeds issued in conjunction with acquisition:
Class S	—	85,051,806
Payments for shares redeemed:
Class I	(24,274,098)	(8,897,342)
Class S	(16,760,067)	(10,564,471)
Net increase (decrease) from Fund share transactions	266,444,272	268,662,504

Net Increase (Decrease) in Net Assets	293,981,329	303,721,243

Net Assets:
Beginning of year	354,197,040	50,475,797
End of year	$648,178,369	$354,197,040
Undistributed net investment income (loss) at end of year	$2,992,750	$444,129

See Notes to Financial Statements

11

Notes to Financial Statements Socially Responsive Portfolio

Note A—Summary of Significant Accounting Policies:

1	General: Socially Responsive Portfolio (the “Fund”) is a separate operating series of Neuberger Berman Advisers Management Trust (the “Trust”), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a “Series,” collectively, the “Funds”) each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund currently offers Class I and Class S shares. Class S had no operations until May 1, 2006, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the “Board”) may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3	Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2007 was $106,801.

5	Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

12

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Distributions Paid From: Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$2,357,372	$201,369	$—	$1,098,578	$2,357,372	$1,299,947

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$4,099,990	$9,945,036	$56,592,863	$(2,350,282)	$68,287,607

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and post-October losses.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $2,350,282 net capital losses arising between November 1, 2007 and December 31, 2007.

6	Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

13

9	Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC (“Neuberger”), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund. Through another bidding process in October 2007, the Fund selected eSecLending to replace Neuberger as its exclusive lending agent.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC (“Quality Fund”), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $30,601, which is reflected in the Statement of Operations under the caption “Income from securities loaned-net.” For the year ended December 31, 2007, “Income from securities loaned-net” consisted of $260,740 in income earned on cash collateral and guaranteed amounts (including $222,601 of interest income earned from the Quality Fund and $26,459 in guaranteed amounts received from Neuberger), less fees and expenses paid of $230,139 (including $0 retained by Neuberger).

10	Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11	Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12	Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

14

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund’s Class I.

For the Fund’s Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at an annual rate of 0.25% of Class S’s average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund’s Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) (“Operating Expenses”) which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Year Ended December 31, 2007
Class I	1.30%	12/31/10	$—
Class S	1.17%	12/31/10	—

(1)	Expense limitation per annum of the respective class’ average daily net assets.

Each respective class has agreed to repay Management through December 31, 2013 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2007, the Fund’s Class S reimbursed Management $7,160, under its agreement. At December 31, 2007, the Fund’s Class I shares had no contingent liability to Management under this agreement. At December 31, 2007, the Fund’s Class S shares contingent liabilities to Management under this agreement were as follows:

	Expiring in: 2009	Total
Class S	$5,094	$5,094

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman”), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund.

15

Pursuant to the agreement, brokers pay recaptured commissions to the Fund’s custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $30,176.

The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $7,998.

Note C—Securities Transactions:

During the year ended December 31, 2007, there were purchase and sale transactions (excluding short-term securities) of $376,782,167 and $123,277,454, respectively.

During the year ended December 31, 2007, brokerage commissions on securities transactions amounted to $530,550, of which Neuberger received $1,203, Lehman Brothers Inc. received $82,585, and other brokers received $446,762.

Note D—Fund Share Transactions:

Share activity for the year ended December 31, 2007 and the period ended December 31, 2006 was as follows:

Class I	For the Year Ended December 31,
	2007	2006
Shares Sold	16,651,437	12,829,857
Shares Issued on Reinvestment of Dividends and Distributions	111,283	83,652
Shares Redeemed	(1,331,641)	(581,378)
Total	15,431,079	12,332,131

Class S	For the Year Ended December 31, 2007	For the Period Ended December 31, 2006*
Shares Sold	498,048	391,252
Shares Issued on Reinvestment of Dividends and Distributions	17,502	—
Shares Issued in Conjunction with Acquisition	—	5,775,223
Shares Redeemed	(951,011)	(678,429)
Total	(435,461)	5,488,046

*	For the period from May 1, 2006 (Commencement of Operations) to December 31, 2006, for Class S.

Note E—Line of Credit:

At December 31, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2007. During the year ended December 31, 2007, the Fund did not utilize this line of credit.

16

Note F—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	7,125,001	133,132,742	108,612,382	31,645,361	$31,645,361	$222,601

*	Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Reorganization:

Pursuant to an Agreement and Plan of Reorganization, Socially Responsive Portfolio (“Surviving Fund”) of Neuberger Berman Advisers Management Trust acquired all of the assets of Series S (Social Awareness Series) (“Acquired Fund”) of SBL Fund in exchange for shares of common stock of Class S shares of beneficial interest of the Surviving Fund and the assumption by the Surviving Fund of the known liabilities of the Acquired Fund. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Surviving Fund at a Special Meeting held on February 21, 2006, and was also approved by Acquired Fund shareholders at a Special Meeting held on June 1, 2006. The reorganization qualified as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. The reorganization was accomplished by a tax-free exchange of 259,186 shares of Class S of the Surviving Fund (valued at $3,817,417) for 3,546,021 shares of Class S of the Acquired Fund (valued at $85,051,806) on June 16, 2006, at a conversion ratio of 1:1.628649. The reorganization resulted in the issuance of 5,775,223 shares of Class S of the Surviving Fund in exchange for the net assets of the Acquired Fund. The Surviving Fund total net assets prior to the reorganization were valued at $117,642,054 which was comprised of $113,824,637 of Class I shares and $3,817,417 of Class S shares. The Acquired Fund’s aggregate net assets at that date ($85,051,806, including $3,822,998 of undistributed net realized gains and $3,318,507 of net unrealized appreciation) were combined with those of the Surviving Fund. Following the reorganization, the aggregate net assets of the Surviving Fund were $202,693,860, which was comprised of $113,824,637 of Class I shares and $88,869,223 of Class S shares.

Note H—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund’s financial positions or results of operations.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$16.71	$14.91	$13.99	$12.35	$9.19

Income From Investment Operations:
Net Investment Income (Loss)‡	.12	.05	.08	(.00)	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	1.16	1.98	.88	1.64	3.17
Total From Investment Operations	1.28	2.03	.96	1.64	3.16

Less Distributions From:
Net Investment Income	(.02)	(.03)	—	—	—
Net Capital Gains	(.06)	(.20)	(.04)	—	—
Total Distributions	(.08)	(.23)	(.04)	—	—
Net Asset Value, End of Year	$17.91	$16.71	$14.91	$13.99	$12.35
Total Return††	+7.61%	+13.70%	+6.86%	+13.28%	+34.39%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$557.9	$262.6	$50.5	$21.7	$7.7
Ratio of Gross Expenses to Average Net Assets#	.92%	1.07%	1.30%	1.31%	1.35%
Ratio of Net Expenses to Average Net Assets	.91%	1.06%§	1.29%§	1.29%§	1.34%§
Ratio of Net Investment Income (Loss) to
Average Net Assets	.65%	.33%	.53%	(.03)%	(.08)%
Portfolio Turnover Rate	26%	56%	24%	21%	45%

See Notes to Financial Highlights

18

Financial Highlights (cont’d)

Class S

	Year Ended December 31, 2007	Period from May 1, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$16.69	$15.59

Income From Investment Operations:
Net Investment Income (Loss)‡	.06	.02
Net Gains or Losses on Securities (both realized and unrealized)	1.17	1.08
Total From Investment Operations	1.23	1.10

Less Distributions From:
Net Investment Income	(.00)	—
Net Capital Gains	(.06)	—
Total Distributions	(.06)	—
Net Asset Value, End of Period	$17.86	$16.69
Total Return††	+7.37%	+7.06	%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$90.2	$91.6
Ratio of Gross Expenses to Average Net Assets#	1.17%	1.17	%*
Ratio of Net Expenses to Average Net Assets§	1.16%	1.16	%*
Ratio of Net Investment Income (Loss) to
Average Net Assets	.37%	.16	%*
Portfolio Turnover Rate	26%	56	%Ø
See Notes to Financial Highlights

19

Notes to Financial Highlights

††	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
§	After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2006		2005	2004	2003
Socially Responsive Portfolio Class I	—		1.33%	1.73%	2.30%
Socially Responsive Portfolio Class S	1.18	%(1)	—	—	—

(1)	Period from May 1, 2006 to December 31, 2006.

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2007	2006
Socially Responsive Portfolio Class I	—	0.97%
Socially Responsive Portfolio Class S	1.16%	—

‡	Calculated based on the average number of shares outstanding during each fiscal period.

^	The date investment operations commenced.

Ø	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*	Annualized.

**	Not annualized.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Neuberger Berman Advisers Management Trust and

Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the “Trust”), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 12, 2008

21

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. (“NB Management”) and Neuberger Berman, LLC (“Neuberger Berman”). The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee

Independent Fund Trustees

John Cannon (78)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

22

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start- up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 1998	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not- for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

23

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (71)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People’s Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O’Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

24

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
William E. Rulon (75)	Trustee since 2000	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to “at risk” children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

Tom D. Seip (58)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

25

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (60)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (63)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

26

Name, Age, and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

27

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer, 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.’s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)	Pursuant to the Trust’s Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.
*	Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

28

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes- Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

29

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Sheila R. James (42)	Assistant Secretary since 2002	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation.

Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Notice to Shareholders (Unaudited)

100.00% of the dividends distributed during the fiscal year ended December 31, 2007 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Neuberger Berman Advisers Management Trust (“Board”), including the Trustees who are not “interested persons” of Neuberger Berman Management Inc. (“Management”) or Neuberger Berman Advisers Management Trust (“Independent Fund Trustees”), approved the continuance of the Management and Sub-Advisory Agreements (“Agreements”) between Management and Socially Responsive Portfolio (“Fund”).

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC (“Neuberger”) in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

31

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management’s and Neuberger’s policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board’s Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds dedicated to insurance products and fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund’s management fee was higher than the peer group mean and median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is “at cost.” In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund. The Board noted that Management incurred a loss on the Fund in 2004 and 2005.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund’s fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management’s cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management’s level of profitability was not excessive.

32

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

33

Russell Investments

2007 ANNUAL REPORT

Russell Investment Funds

DECEMBER 31, 2007

FUND

Multi-Style Equity Fund

Aggressive Equity Fund

Non-U.S. Fund

Real Estate Securities Fund

Core Bond Fund

Russell Investment Funds

Russell Investment Funds is a series
investment company with nine
different investment portfolios
referred to as Funds. These financial
statements report on five of these
Funds.

Russell Investment Funds

Annual Report

December 31, 2007

Russell Investment Funds

Copyright © Russell Investment Group 2008. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member Financial Industry Regulatory Authority, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Thank you for taking the time to review Russell Investment Funds’ 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ended December 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark
Chief Executive Officer, Chairman and President Russell Investment Management Company

To Our Shareholders  3

Russell Investment Funds

Market Summary as of December 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending December 31, 2007, US equity markets were positive, with the broad market Russell 3000® Index returning 5.1%. Stocks benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated toward year end. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising defaults rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. In the fiscal year, The Federal Reserve Board lowered the federal funds rate three times, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices across the board due in part to significant global demand from developing nations.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the other energy sector of the Russell 3000® Index returned 38.9%, the integrated oils sector returned 29.6%, and the materials and processing sector returned 26.0%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -16.3% for the fiscal year and consumer discretionary sector returned -3.6%, both significantly trailing the Russell 3000® Index return of 5.1%.

4  Market Summary

Russell Investment Funds

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 11.8% while the Russell 1000® Value Index returned -0.2%. A similar trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 7.1% and -9.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 5.8% for the fiscal year, while the Russell 2000® Index returned -1.6%. The larger in capitalization a company was, the better its returns were over the fiscal period. Microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning -8.0% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.33%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 2.28%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average barely trailed the Russell 1000® Index by 0.19% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average slightly outpaced the Russell 2000® Index by 0.18%.

U.S. Real Estate Markets

For the fiscal year ending December 31, 2007, real estate investment trusts (REITs) generated a -15.69% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 35.06%. The low REIT return was also accompanied by exceptionally high volatility during the period. In January, REITs were up over 8%; in June and July, REITs lost over 16%. From August through October, REITs rallied with a gain of over 12% and, finally, during the last two months, REITs experienced a decline of over 13%.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

During the last few months of the year, REITs suffered along with the other financial sector stocks as sentiment turned decidedly negative for this broad market sector. Concerns about a weaker economy and tightened credit put upward pressure on dividend yields and contributed to higher capitalization rates and

Market Summary  5

Russell Investment Funds

discount rates used to value underlying properties. Over the course of the year, the average dividend yield for companies in the FTSE NAREIT Equity Index increased sharply, from 3.69% to 4.91%. In the fourth quarter, the average dividend yield increased from 4.12% to 4.91%. REITs ended the year with dividend yields trading at a premium to the 10-year Treasuries, which ended the year at 4.03%.

Non-U.S. Equity Markets

Non-U.S. stocks gained 11.17% as measured by the MSCI EAFE Index for the fiscal year ending December 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 3.54% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings, especially in the first half of the year. In the second half of the year, the market withstood several periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the developments in the subprime lending market and housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development throughout the year.

Europe, as represented by the MSCI Europe Index, returned 13.86% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and utilities, up 38.95% and 33.00%, respectively. By country, Germany was a notable contributor to performance, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged Continental Europe with a gain of 8.36%. The U.K. underperformed the rest of Europe due to weakness in its financials sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, with a return of -4.23% for the year. Investor concerns included weak economic data, lackluster earnings, and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 30.73% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 31.75%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 28.21%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 0.55% and -1.82%, respectively, as measured by the MSCI EAFE health care and financials sector groupings.

The year also saw a change in market leadership from previous years, both in terms of style and market cap. Market leadership during the period favored growth stocks, with the MSCI EAFE Growth Index rising 16.45%, compared with 5.96% for the MSCI EAFE Value Index. Investors, in general, favored larger capitalization stocks over smaller capitalization stocks with the S&P/Citigroup PMI World ex-U.S. Index (an index of larger capitalization companies) up 14.17% in the period versus the S&P/Citigroup EMI World ex-U.S. (in index of smaller capitalization companies) up 7.32%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 39.39%. Emerging markets countries benefited from continued strong economic growth, which benefited the materials and industrials sectors (both posting over 60% returns for the period.) Canadian stocks, as measured by the MSCI Canada Index, rose 29.57% during the period.

6  Market Summary

Russell Investment Funds

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 6.97% for the year ended December 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s second and third quarter cuts to the target federal funds rate for overnight loans between banks, combined with the global liquidity plan the Fed orchestrated with other major central banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages – and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.
[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

Market Summary  7

Russell Investment Funds

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

The Federal Reserve’s rate cuts and global liquidity plan

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

On December 11, the Fed cut the target rate for overnight loans between banks by 25 basis points (less than the anticipated 50 basis point cut) to 4.25%, stating that recent developments “have increased the uncertainty surrounding the outlook for economic growth and inflation.” Stocks declined and Treasuries surged as investors thought that the move was not sufficient to hold off an economic downturn. The following day the Fed, in conjunction with the European Central Bank (ECB) and central banks in England, Switzerland and Canada, announced the biggest act of global economic cooperation since the September 11th terrorist attacks, a multi-stage plan designed to provide liquidity to the stressed credit markets. In a related move, the ECB flooded financial markets with $500 billion in two-week loans to banks, the largest amount ever extended in a single move by the ECB. This was done in order to maintain liquidity in other markets at year-end.

Prior to the Fed rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The Fed’s rate cuts propelled this downward progression of yields across all maturities. During 2007, yields on 2-year maturity Treasuries declined 1.76 % while yields on 10-year maturities declined 0.68%. A major change was the yield curve shifting from its beginning-of-year inverted (i.e. downward sloping) position by steepening significantly between 2- and 10-year maturities. The 2-year/10-year spread widened 1.08%, going from (0.11)% to 0.98%.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

8  Market Summary

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Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Multi-Style Equity Fund
	Total Return
1 Year	10.36%
5 Years	13.56	%§
10 Years	5.11	%§

Russell 1000® Index **
	Total Return
1 Year	5.77%
5 Years	13.43	%§
10 Years	6.20	%§

*	Assumes initial investment on January 1, 1998.
**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

10  Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Multi-Style Equity Fund gained 10.36%. This compared to the Russell 1000® Index, which gained 5.77% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® Large-Cap Core Funds (VIP) Average returned 5.93%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market environment for the year favored large capitalization stocks, and companies with a growth focus. Additionally, multinational companies that export to emerging markets performed particularly well. This was a favorable environment for the Fund.

The Fund was overweight in growth stocks, large cap stocks and exporters to developing markets stocks, and underweight to utilities. This strategy emphasized companies that were believed to be sustainable growth companies on the one hand and cyclical companies with strong long-term prospects due to global demand (e.g., agriculture, infrastructure) on the other.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the past year, the Fund maintained its overweight to companies with above-average growth rates that managers believed were selling at attractive valuations. That positioning was rewarded in this period where growth stocks outpaced value stocks. The Fund benefited from growing global demand through its exposure to infrastructure and agriculture related stocks.

The Fund had strong stock selection in most sectors, especially the consumer discretionary, health care and financial sectors. Fund tilts toward growth stocks, beta (stocks whose price fluctuate more than the market), and momentum (stocks that show superior earnings and price performance) contributed positively as these factors were rewarded in the period. The Fund also benefited from an underweight to the financials sector and an overweight to technology, consumer staples and materials and processing sectors.

The Fund’s growth money managers, Turner Investment Partners, Inc., Montag & Caldwell, Inc. and Columbus Circle benefited from the strong growth environment as well as favorable stock selection and all outperformed both the Russell 1000 Index return of 5.8%, as well as the Russell 1000 Growth Index return of 11.8%. Value manager DePrince, Race & Zollo had a negative return for the year, but its results were within expectations given the market environment and its investment approach.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund outperformed for the period, the select holdings strategy also outperformed the benchmark.

At the stock selection level, the Fund benefited from overweight positions in strong performers such as Apple, Research in Motion, Google, Hess, Schlumberger and Occidental Petroleum. Overweights to US Air and AIG, and underweights to Exxon Mobil and Chevron, detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In July 2007, Ark Asset Management Company, Inc. was replaced with Columbus Circle Investors. In September, Arnhold and S. Bleichroeder was added as a market-oriented manager in the Fund.

Multi-Style Equity Fund  11

Russell Investment Funds

Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,021.00	$1,020.77
Expenses Paid During Period*	$4.48	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

12  Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 95.5%
Auto and Transportation - 1.4%
Daimler AG	5,800	555
Ford Motor Co. (Æ)(Ñ)	11,900	80
General Motors Corp. (Ñ)	40,665	1,012
Norfolk Southern Corp.	41,900	2,113
Northwest Airlines Corp. (Æ)	14,100	204
Tidewater, Inc.	6,300	346
TRW Automotive Holdings Corp. (Æ)(Ñ)	6,400	134
UAL Corp. (Æ)(Ñ)	25,100	895
Union Pacific Corp.	5,860	736
United Parcel Service, Inc. Class B	11,000	778
US Airways Group, Inc. (Æ)(Ñ)	3,100	46

		6,899

Consumer Discretionary - 10.8%
Activision, Inc. (Æ)	14,550	432
Amazon.Com, Inc. (Æ)(Ñ)	21,920	2,031
Apollo Group, Inc. Class A (Æ)	8,210	576
Avon Products, Inc.	27,500	1,087
Barnes & Noble, Inc. (Ñ)	7,600	262
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	9,000	305
Black & Decker Corp. (Ñ)	9,600	669
Clear Channel Communications, Inc. (Ñ)	2,800	97
Clear Channel Outdoor Holdings, Inc. Class A (Æ)(Ñ)	80,684	2,232
Convergys Corp. (Æ)	9,200	151
Costco Wholesale Corp. (Ñ)	33,400	2,330
DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	3,300	84
eBay, Inc. (Æ)	58,000	1,925
EchoStar Communications Corp. Class A (Æ)(Ñ)	4,555	172
Electronic Arts, Inc. (Æ)(Ñ)	31,540	1,842
Foot Locker, Inc.	51,200	699
GameStop Corp. Class A (Æ)(Ñ)	8,410	522
Gap, Inc. (The)	44,800	953
Google, Inc. Class A (Æ)	13,990	9,674
Guess?, Inc. (Ñ)	24,860	942
Home Depot, Inc.	30,800	830
Intercontinental Hotels Group PLC - ADR (Ñ)	30,759	535
International Game Technology	20,300	892
JC Penney Co., Inc.	20,100	884
Jones Apparel Group, Inc. (Ñ)	29,500	472
Kohl’s Corp. (Æ)	13,200	605
Las Vegas Sands Corp. (Æ)(Ñ)	6,515	671
Leggett & Platt, Inc. (Ñ)	28,900	504
Limited Brands, Inc. (Ñ)	49,200	931
McDonald’s Corp.	85,898	5,060
Nike, Inc. Class B (Ñ)	24,500	1,574
Nintendo Co., Ltd. - ADR (Ñ)	6,970	516
OfficeMax, Inc. (Ñ)	39,800	822
Phillips-Van Heusen Corp.	11,800	435
RR Donnelley & Sons Co.	18,400	694
Saks, Inc. (Æ)(Ñ)	36,600	760
Starbucks Corp. (Æ)(Ñ)	21,810	446
Target Corp.	26,650	1,333
Tech Data Corp. (Æ)	3,300	125
TJX Cos., Inc.	8,900	256
Under Armour, Inc. Class A (Æ)(Ñ)	9,250	404
VeriSign, Inc. (Æ)(Ñ)	13,950	525
Viacom, Inc. Class B (Æ)	28,400	1,247
Virgin Media, Inc.	1,400	24
Wal-Mart Stores, Inc. (Ñ)	41,200	1,958
Walt Disney Co. (The) (Ñ)	18,600	600
Waste Management, Inc.	31,000	1,013
Yahoo!, Inc. (Æ)	12,800	298
Yum! Brands, Inc.	11,580	443

		51,842

Consumer Staples - 8.4%
Campbell Soup Co. (Ñ)	27,300	975
Clorox Co.	16,700	1,088
Coca-Cola Co. (The)	176,970	10,861
Colgate-Palmolive Co.	25,740	2,007
ConAgra Foods, Inc.	22,800	542
Diageo PLC - ADR	5,330	457
Fomento Economico Mexicano SAB de CV - ADR	9,900	378
Hershey Co. (The) (Ñ)	22,700	894
Kraft Foods, Inc. Class A (Ñ)	68,900	2,248
Kroger Co. (The)	17,900	478
McCormick & Co., Inc. (Ñ)	16,900	641
Molson Coors Brewing Co. Class B (Ñ)	20,700	1,069
Pepsi Bottling Group, Inc.	2,500	99
PepsiCo, Inc.	73,500	5,579
Procter & Gamble Co.	124,000	9,104
Safeway, Inc. (Ñ)	15,800	540
Sara Lee Corp.	26,400	424
SUPERVALU, Inc. (Ñ)	12,000	450
Unilever NV	36,800	1,342
Walgreen Co.	7,184	274
Wm. Wrigley Jr. Co. (Ñ)	18,892	1,106

		40,556

Multi-Style Equity Fund  13

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Financial Services - 14.2%
ACE, Ltd. (Ñ)	33,700	2,082
AMB Property Corp. (ö)	2,200	127
American Express Co.	27,300	1,420
American International Group, Inc. (Ñ)	103,350	6,025
Annaly Capital Management, Inc. (ö)	74,800	1,360
AON Corp.	15,000	715
Arch Capital Group, Ltd. (Æ)	4,400	310
Astoria Financial Corp.	22,600	526
Automatic Data Processing, Inc.	12,300	548
Axis Capital Holdings, Ltd. (Ñ)	8,100	316
Bank of America Corp.	63,900	2,636
Bank of New York Mellon Corp. (The)	65,526	3,195
BlackRock, Inc. Class A (Ñ)	1,680	364
Capital One Financial Corp. (Ñ)	25,200	1,191
Chubb Corp.	6,600	360
Citigroup, Inc.	82,300	2,423
CME Group, Inc. Class A (Ñ)	1,330	912
CNA Financial Corp. (Ñ)	7,400	250
Colonial BancGroup, Inc. (The) (Ñ)	34,500	467
Cullen/Frost Bankers, Inc. (Ñ)	9,700	491
Discover Financial Services (Ñ)	28,900	436
Duke Realty Corp. (ö)(Ñ)	15,100	394
Fannie Mae (Ñ)	13,000	520
First Horizon National Corp. (Ñ)	13,600	247
Freddie Mac (Ñ)	10,700	365
Goldman Sachs Group, Inc. (The) (Ñ)	21,330	4,587
H&R Block, Inc. (Ñ)	24,900	462
Hartford Financial Services Group, Inc. (Ñ)	16,700	1,456
Hospitality Properties Trust (ö)	9,300	300
Host Hotels & Resorts, Inc. (ö)	78,500	1,338
IntercontinentalExchange, Inc. (Æ)	4,430	853
JPMorgan Chase & Co. (Ñ)	186,350	8,134
Lehman Brothers Holdings, Inc. (Ñ)	15,600	1,021
Loews Corp.	11,700	589
Mack-Cali Realty Corp. (ö)(Ñ)	9,000	306
Marshall & Ilsley Corp.	23,900	633
Mastercard, Inc. Class A (Ñ)	10,370	2,232
Mercury General Corp. (Ñ)	19,800	986
MetLife, Inc. (Ñ)	9,500	585
Morgan Stanley (Ñ)	70,950	3,768
Nasdaq Stock Market, Inc. (The) (Æ)(Ñ)	4,400	218
Northern Trust Corp. (Ñ)	9,800	750
OneBeacon Insurance Group, Ltd. Class A	1,800	39
Paychex, Inc. (Ñ)	37,100	1,344
Prologis (ö)(Ñ)	2,700	171
Protective Life Corp.	13,700	562
Prudential Financial, Inc. (Ñ)	7,300	679
South Financial Group, Inc. (The) (Ñ)	28,400	444
Sovereign Bancorp, Inc.	35,100	400
SunTrust Banks, Inc. (Ñ)	13,800	862
TCF Financial Corp. (Ñ)	19,400	348
Transatlantic Holdings, Inc. (Ñ)	500	36
Travelers Cos., Inc. (The)	13,400	721
Wachovia Corp. (Ñ)	30,700	1,167
Wells Fargo & Co.	92,300	2,787
Western Union Co. (The)	46,700	1,134
Wilmington Trust Corp. (Ñ)	23,900	841
WR Berkley Corp.	11,000	328
XL Capital, Ltd. Class A (Ñ)	7,000	352

		68,113

Health Care - 14.9%
Abbott Laboratories	36,300	2,038
Aetna, Inc.	9,300	537
Alcon, Inc.	6,000	858
Allergan, Inc. (Ñ)	42,180	2,710
AMERIGROUP Corp. Class A (Æ)	7,200	262
Baxter International, Inc.	15,280	887
Beckman Coulter, Inc. (Ñ)	500	36
Boston Scientific Corp. (Æ)	41,200	479
Bristol-Myers Squibb Co.	87,700	2,326
Cardinal Health, Inc.	21,400	1,236
Celgene Corp. (Æ)(Ñ)	2,800	129
Charles River Laboratories International, Inc. (Æ)(Ñ)	5,940	391
Community Health Systems, Inc. (Æ)(Ñ)	16,500	608
Cooper Cos., Inc. (The) (Ñ)	11,300	429
Covidien, Ltd.	34,500	1,528
CVS Caremark Corp.	175,900	6,992
Dentsply International, Inc.	7,720	348
Eli Lilly & Co.	21,400	1,143
Express Scripts, Inc. Class A (Æ)	15,900	1,161
Genzyme Corp. (Æ)	8,590	639
Gilead Sciences, Inc. (Æ)(Ñ)	117,020	5,384
Human Genome Sciences, Inc. (Æ)(Ñ)	71,800	750
Intuitive Surgical, Inc. (Æ)(Ñ)	6,890	2,236
Johnson & Johnson	55,600	3,709
King Pharmaceuticals, Inc. (Æ)(Ñ)	26,700	273
McKesson Corp.	7,800	511
Medco Health Solutions, Inc. (Æ)	21,120	2,142
Merck & Co., Inc.	159,011	9,240

14  Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Millennium Pharmaceuticals, Inc. (Æ)(Ñ)	40,400	605
Mylan, Inc. (Ñ)	46,500	654
Myriad Genetics, Inc. (Æ)(Ñ)	6,800	316
Novartis AG - ADR	50,350	2,734
Pfizer, Inc.	120,600	2,741
Schering-Plough Corp.	113,600	3,026
Shire PLC - ADR (Ñ)	7,550	521
St. Jude Medical, Inc. (Æ)(Ñ)	23,037	936
Stericycle, Inc. (Æ)	4,470	266
Stryker Corp.	28,100	2,100
Teva Pharmaceutical Industries, Ltd. - ADR	20,100	934
Thermo Fisher Scientific, Inc. (Æ)(Ñ)	72,420	4,177
Wyeth	79,682	3,521

		71,513

Integrated Oils - 6.2%
Chevron Corp.	35,600	3,323
ConocoPhillips	20,100	1,775
Exxon Mobil Corp.	89,400	8,376
Hess Corp. (Ñ)	31,200	3,147
Marathon Oil Corp.	38,400	2,337
Occidental Petroleum Corp. (Ñ)	101,600	7,822
Total SA - ADR	33,650	2,779

		29,559

Materials and Processing - 6.5%
Agrium, Inc.	22,400	1,617
Alcoa, Inc.	15,500	567
Archer-Daniels-Midland Co.	24,490	1,137
Ashland, Inc. (Ñ)	29,400	1,394
Avery Dennison Corp.	12,800	680
Bemis Co., Inc. (Ñ)	21,200	580
Bunge, Ltd.	6,820	794
Cabot Corp.	17,700	590
Chicago Bridge & Iron Co. NV	8,300	502
Commercial Metals Co. (Ñ)	7,100	209
Cytec Industries, Inc.	9,700	597
Dow Chemical Co. (The)	12,800	505
EI Du Pont de Nemours & Co. (Ñ)	83,000	3,659
EMCOR Group, Inc. (Æ)	9,600	227
Freeport-McMoRan Copper & Gold, Inc. Class B	11,400	1,168
International Paper Co. (Ñ)	52,000	1,684
KBR, Inc. (Æ)(Ñ)	5,400	210
Lubrizol Corp.	800	43
Masco Corp. (Ñ)	79,950	1,728
Monsanto Co.	42,770	4,777
Mosaic Co. (The) (Æ)	4,570	431
Nalco Holding Co. (Ñ)	9,300	225
Newmont Mining Corp.	3,600	176
Nucor Corp. (Ñ)	13,500	799
Perini Corp. (Æ)(Ñ)	4,000	166
Potash Corp. of Saskatchewan	8,800	1,267
PPG Industries, Inc.	8,600	604
Rohm & Haas Co. (Ñ)	45,600	2,420
RPM International, Inc.	33,400	678
Sonoco Products Co.	22,800	745
Timken Co.	17,500	575
USEC, Inc. (Æ)(Ñ)	10,900	98
Valspar Corp. (Ñ)	23,300	525

		31,377

Miscellaneous - 3.7%
3M Co.	15,578	1,314
ABB, Ltd. - ADR	28,350	816
Brunswick Corp. (Ñ)	31,400	535
General Electric Co.	322,700	11,963
Textron, Inc.	41,600	2,966
Tyco International, Ltd.	3,700	147

		17,741

Other Energy - 4.9%
Baker Hughes, Inc.	22,600	1,833
Cameron International Corp. (Æ)(Ñ)	33,860	1,630
Consol Energy, Inc.	13,080	936
Continental Resources, Inc. (Æ)(Ñ)	4,100	107
Devon Energy Corp. (Ñ)	40,967	3,642
Diamond Offshore Drilling, Inc. (Ñ)	5,310	754
Frontier Oil Corp. (Ñ)	5,900	239
Halliburton Co. (Ñ)	46,900	1,778
National Oilwell Varco, Inc. (Æ)	15,300	1,124
Patterson - UTI Energy, Inc. (Ñ)	7,900	154
Schlumberger, Ltd.	52,100	5,125
Sunoco, Inc.	13,000	942
Valero Energy Corp.	8,500	595
Western Refining, Inc. (Ñ)	1,800	44
Williams Cos., Inc.	40,555	1,451
XTO Energy, Inc. (Ñ)	59,850	3,074

		23,428

Producer Durables - 4.4%
Applied Materials, Inc.	115,170	2,045
Deere & Co. (Ñ)	26,780	2,494
Diebold, Inc.	16,600	481

Multi-Style Equity Fund  15

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Dover Corp.	23,700	1,092
DR Horton, Inc. (Ñ)	17,500	230
Emerson Electric Co.	63,900	3,621
Gardner Denver, Inc. (Æ)	3,900	129
Graco, Inc. (Ñ)	15,300	570
KB Home (Ñ)	10,600	229
Lexmark International, Inc. Class A (Æ)(Ñ)	6,500	227
Molex, Inc. (Ñ)	22,500	614
Nokia OYJ - ADR	41,800	1,605
Northrop Grumman Corp.	7,200	566
Parker Hannifin Corp. (Ñ)	20,382	1,535
Pentair, Inc.	22,700	790
Raytheon Co. (Ñ)	28,126	1,707
Roper Industries, Inc. (Ñ)	6,730	421
Steelcase, Inc. Class A (Ñ)	7,600	121
United Technologies Corp.	22,404	1,715
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	9,050	335
Waters Corp. (Æ)	5,540	438

		20,965

Technology - 16.1%
Advanced Micro Devices, Inc. (Æ)(Ñ)	21,800	163
Amphenol Corp. Class A (Ñ)	57,766	2,679
Analog Devices, Inc. (Ñ)	52,497	1,664
Apple, Inc. (Æ)	44,910	8,896
Applera Corp. - Applied Biosystems Group	23,200	787
AU Optronics Corp. - ADR	1	—
Broadcom Corp. Class A (Æ)(Ñ)	16,900	442
Cisco Systems, Inc. (Æ)	339,440	9,189
Citrix Systems, Inc. (Æ)	8,320	316
Computer Sciences Corp. (Æ)(Ñ)	9,200	455
Corning, Inc. 2008	39,300	943
Dell, Inc. (Æ)(Ñ)	46,800	1,147
Electronic Data Systems Corp.	18,600	386
EMC Corp. (Æ)	42,500	788
First Solar, Inc. (Æ)(Ñ)	2,400	641
Garmin, Ltd. (Ñ)	10,400	1,009
General Dynamics Corp.	6,100	543
Hewlett-Packard Co.	121,900	6,153
Intel Corp.	269,300	7,180
International Business Machines Corp.	10,100	1,092
Juniper Networks, Inc. (Æ)(Ñ)	44,640	1,482
Linear Technology Corp. (Ñ)	10,500	334
LSI Corp. (Æ)(Ñ)	19,500	104
Maxim Integrated Products, Inc. (Ñ)	84,400	2,235
MEMC Electronic Materials, Inc. (Æ)	15,100	1,336
Microsoft Corp.	227,879	8,112
Motorola, Inc.	147,000	2,358
Nvidia Corp. (Ñ)	24,300	827
Qualcomm, Inc.	91,500	3,600
Research In Motion, Ltd. (Æ)	24,795	2,812
Salesforce.com, Inc. (Æ)(Ñ)	5,970	374
Sanmina-SCI Corp. (Æ)	46,400	84
Seagate Technology	24,320	620
Seagate Technology, Inc. (Æ)	2,300	—
Sun Microsystems, Inc. (Æ)	27,125	492
Sunpower Corp. Class A (Æ)(Ñ)	6,280	819
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	102,334	1,019
Texas Instruments, Inc.	55,450	1,852
Tyco Electronics, Ltd.	96,933	3,599
Unisys Corp. (Æ)(Ñ)	7,200	34
VMware, Inc. Class A (Æ)(Ñ)	4,400	374
Western Digital Corp. (Æ)(Ñ)	7,100	214

		77,154

Utilities - 4.0%
AGL Resources, Inc.	10,500	395
Alliant Energy Corp. (Ñ)	6,800	277
Aqua America, Inc. (Ñ)	31,800	674
AT&T, Inc.	139,011	5,777
Citizens Communications Co. (Ñ)	63,300	806
Edison International (Ñ)	9,600	512
Embarq Corp.	5,900	292
NiSource, Inc. (Ñ)	23,300	440
Pepco Holdings, Inc.	21,300	625
PG&E Corp. (Ñ)	8,100	349
Progress Energy, Inc. - CVO	1,300	—
Public Service Enterprise Group, Inc.	500	49
SCANA Corp.	7,800	329
TECO Energy, Inc. (Ñ)	21,100	363
Telephone & Data Systems, Inc.	1,400	88
Verizon Communications, Inc. (Ñ)	93,500	4,085
Vimpel-Communications - ADR	25,000	1,040
Vodafone Group PLC - ADR	56,750	2,118
Windstream Corp. (Ñ)	61,900	806

		19,025

Total Common Stocks
(cost $411,021)		458,172

16  Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 4.5%
Russell Investment Company Money Market Fund	20,640,000	20,640
United States Treasury Bills (ž)(§) 2.962% due 03/20/08	1,200	1,191

Total Short-Term Investments
(cost $21,832)		21,831

Other Securities - 23.0%
State Street Securities Lending Quality Trust (×)	110,488,585	110,489

Total Other Securities
(cost $110,489)		110,489

Total Investments - 123.0%
(identified cost $543,342)		590,492
Other Assets and Liabilities,
Net - (23.0%)		(110,570)

Net Assets - 100.0%		479,922

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund  17

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 03/08 (7)	USD	2,818	(29)
S&P 500 E-Mini Index (CME) expiration date 03/08 (50)	USD	3,693	(53)
S&P 500 Index (CME) expiration date 03/08 (8)	USD	2,954	(40)
S&P Midcap 400 E-Mini Index (CME) expiration date 03/08 (138)	USD	11,934	(176)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			(298)

Presentation of Portfolio Holdings — December 31, 2007

Portfolio Summary	% of Net Assets
Auto and Transportation	1.4
Consumer Discretionary	10.8
Consumer Staples	8.4
Financial Services	14.2
Health Care	14.9
Integrated Oils	6.2
Materials and Processing	6.5
Miscellaneous	3.7
Other Energy	4.9
Producer Durables	4.4
Technology	16.1
Utilities	4.0
Short-Term Investments	4.5
Other Securities	23.0

Total Investments	123.0
Other Assets and Liabilities, Net	(23.0)

100.0

Futures Contracts	(0.1)

See accompanying notes which are an integral part of the financial statements.

18  Multi-Style Equity Fund

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Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Aggressive Equity Fund
	Total Return
1 Year	3.42%
5 Years	16.10	%§
10 Years	5.90	%§

Russell 2500™ Index **
	Total Return
1 Year	1.38%
5 Years	16.99	%§
10 Years	9.01	%§

*	Assumes initial investment on January 1, 1998.
**

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

20  Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Aggressive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Aggressive Equity Fund gained 3.42%. This compared to the Russell 2500™ Index, which gained 1.38% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® Small-Cap Core Funds (VIP) Average returned -1.64%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The switch from value leadership to growth leadership helped the Fund during the year as the Fund was overweight stocks with higher estimated earnings. Additionally, the Fund was underweight deeper value stocks.

Throughout the year, stock selection in consumer discretionary and financial services was additive. Stock returns within these sectors were extremely volatile depending on their exposure to subprime mortgages and housing. This presented a positive environment for active managers to outperform based on stock selection.

Additionally, exposure to U.S. companies with non-U.S. sales tended to help managers particularly as the U.S. dollar fell and investors began to question the strength of the U.S. consumer. Managers also benefited by being underweight sectors with exposure to housing or credit risk. Engineering, solar energy, and chemicals companies held by the Fund contributed positively to performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund outperformed its Index for the year. Returns were largely driven by stock selection in the consumer discretionary sector as well as an underweight to financial services. The high growth and high valuation stocks performed best.

Gould Investment Partners LLC and Tygh Capital Management, Inc. were the best performing managers in the Fund. Gould’s outperformance was driven largely by stock selection in the consumer discretionary sector. Additionally, Gould’s stock selection in producer durables, technology, and other energy were additive. The largest contributor at the stock level was Crocs, which was up 70.42% for the year and consistently one of Gould’s largest holdings. Solar stocks (Suntech Power Holdings, SunPower Corp, JA Solar Holdings, First Solar) were a major source of Gould’s returns throughout the year. Gould benefited significantly by investing in high-growth stocks regardless of valuations, both factors that were rewarded significantly throughout most of the year.

Tygh benefited from stock selection in the consumer discretionary and technology sectors in addition to strong stock selection in industrial stocks such as McDermott International and Foster Wheeler. The consumer discretionary sector was led by an overweight in aQuantive, which was up significantly. Consumer discretionary companies that focused on home entertainment systems led the sector. Tygh benefited significantly from not being overly valuation sensitive, as valuation metrics underperformed during the year due to the shift from value leadership to growth leadership.

PanAgora Asset Management, Inc. and Jacobs Levy Equity Management, Inc. underperformed the Fund’s benchmark. Exposure to ten of the twelve economic sectors negatively contributed to performance. Stock selection in financial services, consumer discretionary, and health care sectors was the largest detractor. PanAgora’s exposure to valuation factors was a detriment, as these factors went largely unrewarded in the market as growth began to outperform value. Additionally, selection of lower market capitalization securities detracted from performance.

Jacobs Levy’s underperformance was due to its overweight in the consumer discretionary sector, a combination of its underweight and weak stock selection in the other energy sector, and its underweight in the utilities sector. Additionally, Jacob Levy’s weak stock selection in the technology sector detracted from performance.

Aggressive Equity Fund  21

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2007, DePrince, Race & Zollo, Inc. was hired to replace Geewax, Terker & Company and Nicholas-Applegate Capital Management, LLC. Also in March, pursuant to an asset purchase agreement with CapitalWorks Investment Partners, LLC, the CapitalWorks investment team became Berkeley Capital Management, LLP. In September of 2007, Berkeley was replaced with Ranger Investment Management, LP.

Money Managers as of December 31, 2007	Styles
ClariVest Asset Management LLC	Market-Oriented
David J. Greene and Company, LLC	Value
DePrince, Race & Zollo, Inc.	Value
Gould Investment Partners LLC	Growth
Jacobs Levy Equity Management, Inc.	Value
PanAgora Asset Management, Inc.	Market-Oriented
Ranger Investment Management, L.P.	Growth
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

22  Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$953.90	$1,019.91
Expenses Paid During Period*	$5.17	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Aggressive Equity Fund  23

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 96.3%
Auto and Transportation - 2.7%
AAR Corp. (Æ)(Ñ)	24,492	931
ABX Holdings, Inc. (Æ)(Ñ)	100	—
Accuride Corp. (Æ)	248	2
Aftermarket Technology Corp. (Æ)	6,800	185
Alaska Air Group, Inc. (Æ)(Ñ)	5,200	130
Allegiant Travel Co. (Æ)(Ñ)	5,000	161
Amerigon, Inc. (Æ)(Ñ)	9,300	197
Autoliv, Inc.	55	3
BorgWarner, Inc.	18	1
Con-way, Inc. (Ñ)	6,000	249
Continental Airlines, Inc. Class A (Æ)	9,778	218
Dana Corp. (Æ)(Ñ)	47,300	1
Danaos Corp.	4,200	111
Double Hull Tankers, Inc. (Ñ)	15,000	184
Expeditors International of Washington, Inc. (Ñ)	6,801	304
Genco Shipping & Trading, Ltd. (Ñ)	1,800	99
Hub Group, Inc. Class A (Æ)	11,515	306
Kansas City Southern (Æ)(Ñ)	5,700	196
Kirby Corp. (Æ)(Ñ)	8,651	402
Lear Corp. (Æ)	4,600	127
Modine Manufacturing Co. (Ñ)	6,900	114
Navistar International Corp. (Æ)(Ñ)	2,000	108
Northwest Airlines Corp. (Æ)	9,600	139
Overseas Shipholding Group, Inc.	2,900	216
Skywest, Inc. (Ñ)	5,974	160
Standard Motor Products, Inc.	3,312	27
Stoneridge, Inc. (Æ)(Ñ)	1,600	13
TBS International, Ltd. Class A (Æ)(Ñ)	600	20
Tidewater, Inc.	323	18
TRW Automotive Holdings Corp. (Æ)(Ñ)	11,200	234
UAL Corp. (Æ)	4,478	160
US Airways Group, Inc. (Æ)(Ñ)	13,000	191
UTI Worldwide, Inc. (Ñ)	11,708	229
Visteon Corp. (Æ)(Ñ)	9,700	43
Wabtec Corp. (Ñ)	20,300	699

		6,178

Consumer Discretionary - 14.6%
Abercrombie & Fitch Co. Class A	6,970	557
ABM Industries, Inc. (Ñ)	3,500	71
Activision, Inc. (Æ)	45,968	1,365
Administaff, Inc.	1,791	51
Advance Auto Parts, Inc. (Ñ)	4,800	182
Advisory Board Co. (The) (Æ)(Ñ)	7,569	486
AFC Enterprises (Æ)(Ñ)	5,000	57
Alberto-Culver Co. Class B	12,700	312
American Woodmark Corp.	6,145	112
Ameristar Casinos, Inc. (Ñ)	17,200	474
Apollo Group, Inc. Class A (Æ)	5,799	407
Asbury Automotive Group, Inc. (Ñ)	4,100	62
AutoNation, Inc. (Æ)(Ñ)	19,000	298
Bally Technologies, Inc. (Æ)(Ñ)	18,388	914
Barnes & Noble, Inc.	9,300	320
Big Lots, Inc. (Æ)	11,019	176
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	17,000	575
Black & Decker Corp.	3,058	213
Blockbuster, Inc. Class A (Æ)	27,999	109
Blyth, Inc. (Ñ)	6,200	136
Bob Evans Farms, Inc.	1,819	49
Books-A-Million, Inc. Class A	437	5
Borders Group, Inc. (Ñ)	24,634	262
Brightpoint, Inc. (Æ)(Ñ)	22,400	344
Brown Shoe Co., Inc. (Ñ)	9,900	150
Buckle, Inc. (The)	4,600	152
Capella Education Co. (Æ)(Ñ)	500	33
Carter’s, Inc. (Æ)(Ñ)	4,400	85
CBRL Group, Inc.	6,879	223
CDI Corp. (Ñ)	2,100	51
Chemed Corp. (Ñ)	11,286	631
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	3,700	544
Churchill Downs, Inc. (Ñ)	4,700	254
CMGI, Inc. (Æ)(Ñ)	13,980	183
Convergys Corp. (Æ)	41,552	684
Corinthian Colleges, Inc. (Æ)(Ñ)	15,100	233
Corrections Corp. of America (Æ)(Ñ)	9,800	289
CROCS, Inc. (Æ)(Ñ)	10,500	387
CSS Industries, Inc. (Ñ)	1,500	55
Denny’s Corp. (Æ)	12,278	46
DeVry, Inc.	2,471	128
Discovery Holding Co. Class A (Æ)(Ñ)	6,700	168
Dolby Laboratories, Inc. Class A (Æ)	12,600	626
Dollar Tree Stores, Inc. (Æ)	16,259	421
DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	13,956	356
DynCorp International, Inc. Class A (Æ)(Ñ)	8,200	220
Earthlink, Inc. (Æ)(Ñ)	37,900	268
Electronic Arts, Inc. (Æ)(Ñ)	8,964	524
Family Dollar Stores, Inc.	268	5
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	8,600	489
FTD Group, Inc. (Ñ)	22,600	291

24  Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
FTI Consulting, Inc. (Æ)(Ñ)	12,300	758
Gaiam, Inc. Class A (Æ)(Ñ)	10,900	324
GameStop Corp. Class A (Æ)(Ñ)	5,799	360
Gaylord Entertainment Co. (Æ)(Ñ)	4,900	198
Geo Group, Inc. (The) (Æ)(Ñ)	21,722	608
Gray Television, Inc. (Ñ)	34,500	277
Great Lakes Dredge & Dock Co.	2,300	20
Greenfield Online, Inc. (Æ)	7,127	104
Group 1 Automotive, Inc. (Ñ)	5,200	124
Harris Interactive, Inc. (Æ)(Ñ)	5,100	22
Hasbro, Inc. (Ñ)	22,470	575
Hertz Global Holdings, Inc. (Æ)(Ñ)	9,700	154
Hewitt Associates, Inc. Class A (Æ)	17,134	656
Hooker Furniture Corp. (Ñ)	1,000	20
ICF International, Inc. (Æ)(Ñ)	7,300	184
IHOP Corp.	2,522	92
IKON Office Solutions, Inc.	3,662	48
Infospace, Inc.	6,100	115
infoUSA, Inc. (Ñ)	21,671	194
Insight Enterprises, Inc. (Æ)(Ñ)	1,000	18
International Speedway Corp. Class A	4,600	189
inVentiv Health, Inc. (Æ)(Ñ)	12,600	390
Jack in the Box, Inc. (Æ)	7,900	204
Jakks Pacific, Inc. (Æ)(Ñ)	6,600	156
Jo-Ann Stores, Inc. (Æ)	7,836	103
Journal Communications, Inc. Class A (Ñ)	8,000	72
Kelly Services, Inc. Class A (Ñ)	3,400	63
Kenneth Cole Productions, Inc. Class A (Ñ)	2,700	47
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	5,800	39
Learning Tree International, Inc. (Æ)	8,666	199
LECG Corp. (Æ)	102	2
Lin TV Corp. Class A (Æ)(Ñ)	5,600	68
LKQ Corp. (Æ)	15,690	330
Maidenform Brands, Inc. (Æ)(Ñ)	2,500	34
MAXIMUS, Inc.	2,589	100
Meredith Corp. (Ñ)	2,600	143
Mohawk Industries, Inc. (Æ)	1,287	96
MSC Industrial Direct Co. Class A (Ñ)	4,654	188
Net 1 UEPS Technologies, Inc. (Æ)	4,170	122
New Oriental Education & Technology Group - ADR (Æ)	5,400	435
Nu Skin Enterprises, Inc. Class A (Ñ)	4,300	71
O’Charleys, Inc. (Ñ)	18,594	279
O’Reilly Automotive, Inc. (Æ)(Ñ)	14,191	460
Orient-Express Hotels, Ltd. Class A (Ñ)	7,362	423
Overstock.com, Inc. (Æ)	2,887	45
Papa John’s International, Inc. (Æ)(Ñ)	5,400	123
PC Connection, Inc. (Æ)(Ñ)	2,800	32
Perficient, Inc. (Æ)(Ñ)	39,900	628
Perry Ellis International, Inc. (Æ)(Ñ)	8,776	135
Phillips-Van Heusen Corp. (Ñ)	10,000	369
Pier 1 Imports, Inc. (Æ)(Ñ)	31,600	165
Prestige Brands Holdings, Inc. (Æ)	2,010	15
Quiksilver, Inc. (Æ)(Ñ)	26,900	231
RadioShack Corp.	12,112	204
Red Robin Gourmet Burgers, Inc. (Æ)	1,748	56
Rent-A-Center, Inc. Class A (Æ)	3,300	48
Republic Services, Inc. Class A	23,689	743
Revlon, Inc. Class A (Æ)(Ñ)	11,100	13
Rush Enterprises, Inc. Class A (Æ)	2,295	42
Scholastic Corp. (Æ)(Ñ)	11,290	394
Service Corp. International (Ñ)	12,400	174
Shanda Interactive Entertainment, Ltd. - ADR (Æ)(Ñ)	9,600	320
Sinclair Broadcast Group, Inc. Class A (Ñ)	27,581	226
Sohu.com, Inc. (Æ)(Ñ)	1,900	104
Sonic Automotive, Inc. Class A (Ñ)	5,800	112
Source Interlink Cos., Inc. (Æ)(Ñ)	11,200	32
Spectrum Brands, Inc. (Æ)(Ñ)	7,500	40
Speedway Motorsports, Inc. (Ñ)	1,400	44
Spherion Corp. (Æ)(Ñ)	28,200	205
Stewart Enterprises, Inc. Class A (Ñ)	30,300	270
Strayer Education, Inc. (Ñ)	1,800	307
Tech Data Corp. (Æ)	8,045	303
Tiffany & Co.	4,115	189
Toro Co. (Ñ)	1,700	93
United Natural Foods, Inc. (Æ)(Ñ)	14,450	458
United Online, Inc. (Ñ)	55,200	652
United Stationers, Inc. (Æ)(Ñ)	3,400	157
Urban Outfitters, Inc. (Æ)(Ñ)	24,940	680
VeriSign, Inc. (Æ)(Ñ)	18,130	682
Volcom, Inc. (Æ)(Ñ)	9,600	211
Volt Information Sciences, Inc. (Æ)	2,200	40
Warnaco Group, Inc. (The) (Æ)(Ñ)	8,300	289
Warner Music Group Corp. (Ñ)	24,600	149
West Marine, Inc. (Æ)(Ñ)	5,534	50
Westwood One, Inc. (Ñ)	17,200	34
World Wrestling Entertainment, Inc. Class A (Ñ)	14,300	211

		33,372

Consumer Staples - 2.4%
Alliance One International, Inc. (Æ)(Ñ)	37,391	152

Aggressive Equity Fund  25

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
B&G Foods, Inc. Class A (Ñ)	23,700	242
Boston Beer Co., Inc. Class A (Æ)(Ñ)	1,469	55
Chiquita Brands International, Inc. (Æ)	3,094	57
Church & Dwight Co., Inc.	3,842	208
Coca-Cola Bottling Co. Consolidated (Ñ)	200	12
Del Monte Foods Co.	15,500	147
Flowers Foods, Inc. (Ñ)	2,400	56
Fresh Del Monte Produce, Inc. (Æ)(Ñ)	24,900	836
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	7,800	317
Hormel Foods Corp.	2,000	81
JM Smucker Co. (The)	9,142	470
Loews Corp. - Carolina Group	7,400	631
Molson Coors Brewing Co. Class B (Ñ)	8,700	449
Nash Finch Co.	7,237	255
NBTY, Inc. (Æ)	7,338	201
PepsiAmericas, Inc. (Ñ)	8,900	297
Ralcorp Holdings, Inc. (Æ)	14	1
Ruddick Corp.	1,600	56
Sanderson Farms, Inc. (Ñ)	5,852	198
Schweitzer-Mauduit International, Inc.	4,469	116
Spartan Stores, Inc. (Ñ)	3,200	73
Tootsie Roll Industries, Inc. (Ñ)	8,459	232
TreeHouse Foods, Inc. (Æ)(Ñ)	6,000	138
Universal Corp.	4,127	211

		5,491

Financial Services - 14.4%
Advance America Cash Advance Centers, Inc.	7,697	78
Affiliated Managers Group, Inc. (Æ)(Ñ)	7,755	911
Allied World Assurance Co. Holdings, Ltd.	3,200	161
American Financial Group, Inc.	16,641	481
Amerisafe, Inc. (Æ)	10,294	160
AmTrust Financial Services, Inc.	3,486	48
Annaly Capital Management, Inc. (ö)(Ñ)	56,844	1,033
Anthracite Capital, Inc. (ö)	3,898	28
Anworth Mortgage Asset Corp. (ö)(Ñ)	32,200	266
Apollo Investment Corp. (Ñ)	11,000	188
Arch Capital Group, Ltd. (Æ)(Ñ)	9,200	647
Ashford Hospitality Trust, Inc. (ö)(Ñ)	23,700	170
Aspen Insurance Holdings, Ltd. (Ñ)	12,700	366
Assurant, Inc. (Ñ)	9,404	629
Astoria Financial Corp. (Ñ)	9,600	223
Axis Capital Holdings, Ltd.	11,600	452
Bancfirst Corp. (Ñ)	1,000	43
Banco Latinoamericano de Exportaciones SA Class E	3,300	54
Bancorpsouth, Inc. (Ñ)	4,200	99
Bank of Hawaii Corp. (Ñ)	6,000	307
BankUnited Financial Corp. Class A	15,336	106
BioMed Realty Trust, Inc. (ö)	7,000	162
BOK Financial Corp. (Ñ)	930	48
Broadridge Financial Solutions, Inc. (Ñ)	30,200	677
Calamos Asset Management, Inc. Class A	2,886	86
Capitol Bancorp, Ltd.	2,600	52
Capstead Mortgage Corp. (ö)(Ñ)	23,200	306
Cash America International, Inc.	7,797	252
CIT Group, Inc. (Ñ)	4,800	115
City Bank (Ñ)	1,200	27
City National Corp. (Ñ)	3,800	226
CNA Surety Corp. (Æ)(Ñ)	2,800	55
Colonial BancGroup, Inc. (The)	203	3
Commerce Bancshares, Inc. (Ñ)	4,826	216
Corus Bankshares, Inc.	17,894	191
CyberSource Corp. (Æ)	17,600	313
Darwin Professional Underwriters, Inc. (Æ)	900	22
Deerfield Capital Corp. (ö)(Ñ)	14,400	115
Deluxe Corp. (Ñ)	35,813	1,178
Digital Realty Trust, Inc. (ö)	3,493	134
Dime Community Bancshares (Ñ)	14,100	180
DST Systems, Inc. (Æ)	1,986	164
East West Bancorp, Inc. (Ñ)	12,533	304
EastGroup Properties, Inc. (ö)(Ñ)	700	29
Eaton Vance Corp.	6,213	282
EMC Insurance Group, Inc. (Ñ)	900	21
Equity Lifestyle Properties, Inc. (ö)	1,731	79
Euronet Worldwide, Inc. (Æ)(Ñ)	26,107	783
Evercore Partners, Inc. Class A (Ñ)	1,000	22
Factset Research Systems, Inc. (Ñ)	5,000	279
Fair Isaac Corp.	115	4
FBL Financial Group, Inc. Class A	1,800	62
FCStone Group, Inc. (Æ)(Ñ)	7,900	364
Federated Investors, Inc. Class B	6,861	282
Fidelity National Financial, Inc. Class A (Ñ)	17,200	251
First American Corp. (Ñ)	9,600	328
First Marblehead Corp. (The)	1,626	25
FirstFed Financial Corp. (Æ)	4,882	175
Flushing Financial Corp. (Ñ)	10,800	173
Frontier Financial Corp.	1,344	25

26  Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
GAMCO Investors, Inc. Class A (Ñ)	1,500	104
Global Payments, Inc.	15,139	704
Gramercy Capital Corp. (ö)(Ñ)	1,000	24
Great Southern Bancorp, Inc. (Ñ)	700	15
Green Bankshares, Inc. (Ñ)	1,200	23
Greenhill & Co., Inc.	1,738	116
Hallmark Financial Services, Inc. (Æ)	1,300	21
Hanover Insurance Group, Inc. (The)	6,000	275
Harleysville Group, Inc. (Ñ)	2,000	71
HCC Insurance Holdings, Inc.	9,750	280
Heartland Payment Systems, Inc.	1,791	48
Hercules Technology Growth Capital, Inc. (Ñ)	26,300	327
Hersha Hospitality Trust (ö)(Ñ)	3,400	32
Hospitality Properties Trust (ö)(Ñ)	10,100	325
HRPT Properties Trust (ö)(Ñ)	27,400	212
Huron Consulting Group, Inc. (Æ)(Ñ)	6,300	508
Hypercom Corp. (Æ)(Ñ)	3,400	17
IBERIABANK Corp. (Ñ)	1,100	51
Imperial Capital Bancorp, Inc.	987	18
Intervest Bancshares Corp. Class A (Ñ)	2,300	40
Invesco, Ltd. (Ñ)	22,629	710
Investors Bancorp, Inc. (Æ)	17,700	250
Investors Real Estate Trust (ö)	2,600	23
IPC Holdings, Ltd. (Ñ)	13,300	384
Jack Henry & Associates, Inc.	4,445	108
Janus Capital Group, Inc. (Ñ)	4,700	154
Jefferies Group, Inc. (Ñ)	14,828	342
JER Investment Trust, Inc. (Æ)(Þ)	9,200	99
Jones Lang LaSalle, Inc.	1,498	107
Kearny Financial Corp. (Ñ)	5,800	69
Liberty Property Trust (ö)(Ñ)	7,700	222
MCG Capital Corp. (Ñ)	9,400	109
Meadowbrook Insurance Group, Inc. (Æ)(Ñ)	20,200	190
MFA Mortgage Investments, Inc. (ö)	89,500	828
Midwest Banc Holdings, Inc.	15,400	191
MVC Capital, Inc.	2,400	39
Nasdaq Stock Market, Inc. (The) (Æ)(Ñ)	21,759	1,077
National Retail Properties, Inc. (ö)	10,722	251
Nationwide Financial Services, Inc.	5,900	266
Nationwide Health Properties, Inc. (ö)	418	13
NewStar Financial, Inc. (Æ)(Ñ)	2,200	18
NorthStar Realty Finance Corp. (ö)(Ñ)	4,600	41
Ocwen Financial Corp. (Æ)	8,817	49
Odyssey Re Holdings Corp. (Ñ)	5,800	213
Old National Bancorp (Ñ)	15,200	227
OMEGA Healthcare Investors, Inc. (ö)	1,182	19
OneBeacon Insurance Group, Ltd. Class A	3,500	75
optionsXpress Holdings, Inc. (Ñ)	13,757	465
Pacific Capital Bancorp NA	1,323	27
Pennsylvania Real Estate Investment Trust (ö)(Ñ)	5,100	151
People’s United Financial, Inc. (Ñ)	27,207	484
Philadelphia Consolidated Holding Co. (Æ)	5,247	206
Phoenix Cos., Inc. (The) (Ñ)	13,100	156
Platinum Underwriters Holdings, Ltd.	9,900	352
Potlatch Corp. (ö)(Ñ)	9,788	435
Preferred Bank (Ñ)	1,050	27
Protective Life Corp.	7,600	312
Provident New York Bancorp (Ñ)	3,500	45
Raymond James Financial, Inc. (Ñ)	24,300	794
Realty Income Corp. (ö)	4,040	109
Reinsurance Group of America, Inc. (Ñ)	5,700	299
RenaissanceRe Holdings, Ltd.	2,400	145
Ryder System, Inc. (Ñ)	3,800	179
S1 Corp. (Æ)(Ñ)	35,540	259
Safety Insurance Group, Inc.	3,611	132
SEI Investments Co. (Ñ)	29,000	933
StanCorp Financial Group, Inc.	6,800	343
Sterling Bancorp (Ñ)	9,100	124
Sterling Bancshares, Inc. (Ñ)	11,200	125
Strategic Hotels & Resorts, Inc. (ö)	5,582	93
Sun Bancorp, Inc. (Æ)(Ñ)	1,500	24
Superior Bancorp (Æ)(Ñ)	3,700	20
SWS Group, Inc. (Ñ)	10,327	131
Taylor Capital Group, Inc. (Ñ)	1,834	37
Total System Services, Inc. (Ñ)	10,037	281
Transatlantic Holdings, Inc. (Ñ)	1,600	116
United America Indemnity, Ltd. Class A (Æ)	3,500	70
United Fire & Casualty Co. (Ñ)	1,600	47
Universal American Financial Corp. (Æ)(Ñ)	7,672	196
Universal Health Realty Income Trust (ö)	1,204	43
Unum Group (Ñ)	13,600	324
Ventas, Inc. (ö)	3,424	155
ViewPoint Financial Group	8,800	145
Waddell & Reed Financial, Inc. Class A	4,840	175
Webster Financial Corp. (Ñ)	7,894	252
West Coast Bancorp (Ñ)	900	17

Aggressive Equity Fund  27

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Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Whitney Holding Corp. (Ñ)	6,900	180
Wilmington Trust Corp. (Ñ)	3,500	123
Winthrop Realty Trust (ö)	6,900	37
WP Stewart & Co., Ltd. (Æ)	2,300	12
Wright Express Corp. (Æ)	3,585	127
Zenith National Insurance Corp. (Ñ)	13,874	621

		33,073

Health Care - 11.2%
Abaxis, Inc. (Æ)	8,700	312
Accelrys, Inc. (Æ)(Ñ)	24,600	185
Advanced Medical Optics, Inc. (Æ)(Ñ)	14,200	348
Air Methods Corp. (Æ)	1,067	53
Albany Molecular Research, Inc. (Æ)	2,654	38
Allscripts Healthcare Solutions, Inc. (Æ)(Ñ)	18,848	366
Alnylam Pharmaceuticals, Inc. (Æ)	12	—
Amedisys, Inc. (Æ)(Ñ)	6,700	325
American Medical Systems Holdings, Inc. (Æ)(Ñ)	15,140	219
AMERIGROUP Corp. Class A (Æ)(Ñ)	19,900	725
Amsurg Corp. Class A (Æ)	555	15
Applera Corp. - Celera Group (Æ)	13,500	214
Apria Healthcare Group, Inc. (Æ)	1,425	31
Arthrocare Corp. (Æ)(Ñ)	5,156	248
Beckman Coulter, Inc. (Ñ)	3,100	226
Bio-Rad Laboratories, Inc. Class A (Æ)	3,700	383
Bradley Pharmaceuticals, Inc. (Æ)	3,108	61
Centene Corp. (Æ)(Ñ)	9,900	272
Cephalon, Inc. (Æ)	2,158	155
Cepheid, Inc. (Æ)(Ñ)	6,800	179
Charles River Laboratories International, Inc. (Æ)(Ñ)	2,500	164
Community Health Systems, Inc. (Æ)(Ñ)	10,800	398
Conmed Corp. (Æ)(Ñ)	7,831	181
Cooper Cos., Inc. (The) (Ñ)	11,600	441
Cubist Pharmaceuticals, Inc. (Æ)	5,598	115
Cypress Bioscience, Inc. (Æ)	8,100	89
Datascope Corp. (Ñ)	8,500	309
DENTSPLY International, Inc.	4,969	224
Discovery Laboratories, Inc. (Æ)(Ñ)	14,200	31
Eclipsys Corp. (Æ)	6,231	158
Emergency Medical Services Corp. Class A (Æ)(Ñ)	4,082	120
Endo Pharmaceuticals Holdings, Inc. (Æ)	5,692	152
eResearchTechnology, Inc. (Æ)(Ñ)	22,400	265
Gen-Probe, Inc. (Æ)(Ñ)	6,100	384
Greatbatch, Inc. (Æ)	4,590	92
Haemonetics Corp. (Æ)(Ñ)	9,511	599
Hanger Orthopedic Group, Inc. (Æ)(Ñ)	1,400	15
Health Net, Inc. (Æ)	5,114	247
Healthspring, Inc. (Æ)	25,106	478
Healthways, Inc. (Æ)(Ñ)	4,426	259
Henry Schein, Inc. (Æ)	606	37
HMS Holdings Corp. (Æ)(Ñ)	30,088	999
Hologic, Inc. (Æ)(Ñ)	12,412	852
I-Flow Corp. (Æ)	3,615	57
Icon PLC - ADR (Æ)	8,290	513
Illumina, Inc. (Æ)(Ñ)	19,472	1,154
Immucor, Inc. (Æ)(Ñ)	32,424	1,102
IMS Health, Inc.	5,900	136
Intuitive Surgical, Inc. (Æ)(Ñ)	2,598	843
Invacare Corp. (Ñ)	22,068	556
Invitrogen Corp. (Æ)(Ñ)	8,100	757
Isis Pharmaceuticals, Inc. (Æ)(Ñ)	6,100	96
Kendle International, Inc. (Æ)	2,989	146
Kindred Healthcare, Inc. (Æ)(Ñ)	3,000	75
King Pharmaceuticals, Inc. (Æ)(Ñ)	34,534	354
KV Pharmaceutical Co. Class A (Æ)(Ñ)	12,800	365
Lincare Holdings, Inc. (Æ)	4,049	142
Martek Biosciences Corp. (Æ)	2,859	85
Masimo Corp. (Æ)(Ñ)	6,133	242
Matria Healthcare, Inc. (Æ)	3,593	85
Medcath Corp. (Æ)	3,698	91
Medicis Pharmaceutical Corp. Class A (Ñ)	8,664	225
Medtox Scientific, Inc. (Æ)	1,275	23
Meridian Bioscience, Inc. (Ñ)	12,000	361
Millipore Corp. (Æ)(Ñ)	4,100	300
Molina Healthcare, Inc. (Æ)(Ñ)	5,200	201
Myriad Genetics, Inc. (Æ)(Ñ)	7,400	344
Neurocrine Biosciences, Inc. (Æ)(Ñ)	13,100	59
NuVasive, Inc. (Æ)	3,800	150
Omrix Biopharmaceuticals, Inc. (Æ)(Ñ)	7,000	243
OSI Pharmaceuticals, Inc. (Æ)	2,519	122
Par Pharmaceutical Cos., Inc. (Æ)	3,000	72
Patterson Cos., Inc. (Æ)	3,740	127
Pediatrix Medical Group, Inc. (Æ)(Ñ)	12,145	828
Perrigo Co. (Ñ)	12,053	422
Pharmacopeia, Inc. (Æ)(Ñ)	16,050	77
PharmaNet Development Group, Inc. (Æ)	654	26
PharMerica Corp. (Æ)(Ñ)	9,400	130
Phase Forward, Inc. (Æ)(Ñ)	2,700	59
Psychiatric Solutions, Inc. (Æ)(Ñ)	33,199	1,079

28  Aggressive Equity Fund

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Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Quality Systems, Inc. (Ñ)	10,474	319
Resmed, Inc. (Æ)(Ñ)	8,335	438
Sciele Pharma, Inc. (Æ)	5,609	115
Sirona Dental Systems, Inc. (Æ)(Ñ)	15,510	519
SurModics, Inc. (Æ)	167	9
Symmetry Medical, Inc. (Æ)	2,116	37
Techne Corp. (Æ)	9,496	627
VCA Antech, Inc. (Æ)	15,600	690
Watson Pharmaceuticals, Inc. Class B (Æ)	9,726	264
WellCare Health Plans, Inc. (Æ)	579	25
West Pharmaceutical Services, Inc.	1,300	53

		25,707

Materials and Processing - 11.5%
Airgas, Inc.	12,845	669
AK Steel Holding Corp. (Æ)	3,544	164
Albemarle Corp. (Ñ)	16,288	672
Ashland, Inc. (Ñ)	6,300	299
Ball Corp.	8,784	395
Barnes Group, Inc. (Ñ)	9,936	332
Bluegreen Corp. (Æ)(Ñ)	3,000	22
Buckeye Technologies, Inc. (Æ)(Ñ)	41,375	517
Cambrex Corp. (Ñ)	23,500	197
Carpenter Technology Corp. (Ñ)	6,926	521
Celanese Corp. Class A	23,389	990
CF Industries Holdings, Inc.	4,144	456
Chemtura Corp.	52,600	410
Chicago Bridge & Iron Co. NV	12,423	751
Cie Generale de Geophysique-Veritas - ADR (Æ)	5,109	286
Comfort Systems USA, Inc. (Ñ)	9,800	125
Commercial Metals Co.	4,637	137
Constar International, Inc. (Æ)(Ñ)	10,500	43
Corn Products International, Inc. (Ñ)	8,502	312
Crown Holdings, Inc. (Æ)	17,600	451
Cytec Industries, Inc. (Ñ)	12,100	745
DuPont Fabros Technology, Inc. (ö)(Ñ)	11,200	220
Dycom Industries, Inc. (Æ)	2,800	75
Dynamic Materials Corp. (Ñ)	5,900	348
Eastman Chemical Co. (Ñ)	9,289	567
EMCOR Group, Inc. (Æ)	28,912	683
EnerSys (Æ)(Ñ)	2,400	60
Ennis, Inc. (Ñ)	5,900	106
Ferro Corp.	1,911	40
Glatfelter	18,900	289
GrafTech International, Ltd. (Æ)	12,251	217
Granite Construction, Inc.	5,500	199
Haynes International, Inc. (Æ)(Ñ)	6,100	424
HB Fuller Co.	7,300	164
Hecla Mining Co. (Æ)	6,937	65
Hercules, Inc. (Ñ)	19,344	374
Hilltop Holdings, Inc. (Æ)(Ñ)	3,800	41
Innospec, Inc.	5,538	95
Interface, Inc. Class A	792	13
Jacobs Engineering Group, Inc. (Æ)(Ñ)	12,570	1,202
KBR, Inc. (Æ)(Ñ)	17,850	693
Koppers Holdings, Inc. (Ñ)	4,400	190
Layne Christensen Co. (Æ)(Ñ)	2,600	128
LB Foster Co. Class A (Æ)(Ñ)	7,961	412
Lennox International, Inc. (Ñ)	14,293	592
LSI Industries, Inc.	4,300	78
Lubrizol Corp.	3,600	195
Lydall, Inc. (Æ)	1,200	13
McDermott International, Inc. (Æ)	23,409	1,382
Meruelo Maddux Properties, Inc. (Æ)(Ñ)	1,800	7
Michael Baker Corp. (Æ)	767	32
Myers Industries, Inc. (Ñ)	12,900	187
NewMarket Corp. (Ñ)	500	28
Olin Corp. (Ñ)	25,200	487
OM Group, Inc. (Æ)	12,993	748
Owens-Illinois, Inc. (Æ)	6,558	325
Perini Corp. (Æ)(Ñ)	5,159	214
PolyOne Corp. (Æ)(Ñ)	11,600	76
Quanta Services, Inc. (Æ)(Ñ)	22,800	598
Reliance Steel & Aluminum Co.	236	13
Rock-Tenn Co. Class A (Ñ)	22,197	564
Rockwood Holdings, Inc. (Æ)	3,647	121
RTI International Metals, Inc. (Æ)(Ñ)	5,150	355
Schnitzer Steel Industries, Inc. Class A (Ñ)	5,343	369
Shaw Group, Inc. (The) (Æ)	3,178	192
Sigma-Aldrich Corp.	10,100	551
Simpson Manufacturing Co., Inc.	3,315	88
Sonoco Products Co.	19,029	622
Spartech Corp.	18,762	265
Standard Register Co. (The) (Ñ)	2,100	24
Superior Essex, Inc. (Æ)(Ñ)	5,451	131
Terra Nitrogen Co., LP (Ñ)	2,000	299
Timken Co.	10,700	351
Tredegar Corp.	4,868	78
Tronox, Inc. Class B (Ñ)	4,800	42
URS Corp. (Æ)(Ñ)	30,586	1,662
USEC, Inc. (Æ)(Ñ)	27,010	243
Valspar Corp. (Ñ)	5,600	126

Aggressive Equity Fund  29

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Wausau Paper Corp. (Ñ)	4,700	42
Xerium Technologies, Inc.	3,100	16
Zep, Inc. (Æ)	212	3

		26,218

Miscellaneous - 0.6%
Brunswick Corp. (Ñ)	18,575	317
Castlepoint Holdings, Ltd. (Æ)(Þ)	30,900	371
iPCS, Inc.	177	6
Lancaster Colony Corp. (Ñ)	4,400	175
Teleflex, Inc.	7,771	489

		1,358

Other Energy - 6.3%
Atlas America, Inc. (Ñ)	6,500	385
ATP Oil & Gas Corp. (Æ)	5,400	273
Atwood Oceanics, Inc. (Æ)(Ñ)	7,740	776
Berry Petroleum Co. Class A (Ñ)	7,600	338
Bois d’Arc Energy, Inc. (Æ)(Ñ)	16,200	321
Brigham Exploration Co. (Æ)(Ñ)	40,790	307
Bronco Drilling Co., Inc. (Æ)	2,499	37
Cameron International Corp. (Æ)(Ñ)	6,600	318
CARBO Ceramics, Inc. (Ñ)	6,000	223
Carrizo Oil & Gas, Inc. (Æ)(Ñ)	7,900	432
Comstock Resources, Inc. (Æ)	524	18
Continental Resources, Inc. (Æ)(Ñ)	2,100	55
Core Laboratories NV (Æ)(Ñ)	7,015	875
Dawson Geophysical Co. (Æ)(Ñ)	1,100	79
Delek US Holdings, Inc. (Ñ)	9,800	198
Dresser-Rand Group, Inc. (Æ)	8,374	327
Dril-Quip, Inc. (Æ)(Ñ)	11,400	634
EnerNOC, Inc. - ADR (Æ)(Ñ)	5,600	275
FMC Technologies, Inc. (Æ)(Ñ)	8,494	482
Frontier Oil Corp. (Ñ)	2,400	97
Global Industries, Ltd. (Æ)	15,056	322
Goodrich Petroleum Corp. (Æ)(Ñ)	8,124	184
Grey Wolf, Inc. (Æ)(Ñ)	41,900	223
Helmerich & Payne, Inc. (Ñ)	9,900	397
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	9,700	436
JA Solar Holdings Co., Ltd. - ADR (Æ)(Ñ)	5,000	349
Mariner Energy, Inc. (Æ)	5,658	129
Meridian Resource Corp. (Æ)	8,689	16
NATCO Group, Inc. Class A (Æ)(Ñ)	6,815	369
Newfield Exploration Co. (Æ)	5,050	266
Oceaneering International, Inc. (Æ)	12,392	835
Ormat Technologies, Inc. (Ñ)	4,900	269
Patterson-UTI Energy, Inc.	5,000	98
Petrohawk Energy Corp. (Æ)	9,346	162
Petroquest Energy, Inc. (Æ)(Ñ)	42,900	613
Quicksilver Resources, Inc. (Æ)	3,000	179
Range Resources Corp.	5,000	257
Rosetta Resources, Inc. (Æ)	2,648	52
SEACOR Holdings, Inc. (Æ)(Ñ)	3,600	334
Southwestern Energy Co. (Æ)(Ñ)	9,200	513
Stone Energy Corp. (Æ)	14,000	657
T-3 Energy Services, Inc. (Æ)	400	19
Targa Resources Partners, LP (Ñ)	5,700	169
Tesoro Corp. (Ñ)	14,435	688
TETRA Technologies, Inc. (Æ)(Ñ)	11,100	173
Union Drilling, Inc. (Æ)(Ñ)	2,900	46
W&T Offshore, Inc.	4,390	131
Western Refining, Inc. (Ñ)	6,400	155

		14,491

Producer Durables - 9.1%
Actuant Corp. Class A	290	10
AGCO Corp. (Æ)(Ñ)	10,227	695
Arris Group, Inc. (Æ)(Ñ)	36,090	360
BE Aerospace, Inc. (Æ)	26,600	1,407
Belden, Inc. (Ñ)	14,611	650
Chart Industries, Inc. (Æ)	12,971	401
Cognex Corp. (Ñ)	22,400	451
Cohu, Inc. (Ñ)	14,700	225
Crane Co. (Ñ)	8,200	352
Credence Systems Corp. (Æ)(Ñ)	51,799	125
CTS Corp. (Ñ)	12,913	128
Darling International, Inc. (Æ)	14,357	166
Dionex Corp. (Æ)(Ñ)	3,200	265
EnPro Industries, Inc. (Æ)	528	16
ESCO Technologies, Inc. (Æ)(Ñ)	5,400	216
Esterline Technologies Corp. (Æ)	2,509	130
Flowserve Corp.	7,900	760
Gardner Denver, Inc. (Æ)	15,700	518
General Cable Corp. (Æ)(Ñ)	6,637	486
Goodrich Corp. (Ñ)	18,571	1,311
HNI Corp. (Ñ)	6,100	214
Hubbell, Inc. Class B (Ñ)	14,554	751
Joy Global, Inc. (Ñ)	5,255	346
Kennametal, Inc.	11,300	428
Kimball International, Inc. Class B (Ñ)	3,800	52
Knoll, Inc.	4,382	72
Lexmark International, Inc. Class A (Æ)	5,049	176
LTX Corp. (Æ)	10,396	33
Manitowoc Co., Inc. (The) (Ñ)	2,000	98
MasTec, Inc. (Æ)(Ñ)	4,200	43

30  Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Mercadolibre, Inc. (Æ)	6,400	473
Milacron, Inc. (Æ)(Ñ)	3,124	10
Molex, Inc. (Ñ)	7,700	210
Moog, Inc. Class A (Æ)(Ñ)	4,515	207
Pall Corp.	20,800	839
Park-Ohio Holdings Corp. (Æ)(Ñ)	700	18
Plantronics, Inc.	338	9
Polycom, Inc. (Æ)(Ñ)	19,945	554
Ritchie Bros Auctioneers, Inc.	12,387	1,024
Robbins & Myers, Inc. (Ñ)	13,200	998
Steelcase, Inc. Class A (Ñ)	26,227	416
Sun Hydraulics Corp. (Ñ)	3,000	76
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	7,000	576
Tecumseh Products Co. Class A (Æ)(Ñ)	19,318	452
Teledyne Technologies, Inc. (Æ)(Ñ)	6,600	352
Tennant Co. (Ñ)	3,200	142
Teradyne, Inc. (Æ)	41,792	432
Terex Corp. (Æ)	2,924	192
TransDigm Group, Inc. (Æ)	9,200	416
Triumph Group, Inc. (Ñ)	8,300	683
Ultra Clean Holdings, Inc. (Æ)	3,486	42
Ultratech, Inc. (Æ)(Ñ)	19,200	218
Waters Corp. (Æ)	8,200	648
Woodward Governor Co. (Ñ)	6,642	451
WW Grainger, Inc.	4,600	403

		20,726

Technology - 17.6%
ActivIdentity Corp. (Æ)(Ñ)	500	2
Adaptec, Inc. (Æ)	21,100	71
ADC Telecommunications, Inc. (Æ)(Ñ)	17,400	271
Adtran, Inc. (Ñ)	11,200	239
Alliance Semiconductor Corp.	16,700	27
Amkor Technology, Inc. (Æ)(Ñ)	10,800	92
Amphenol Corp. Class A (Ñ)	26,871	1,246
Ansys, Inc. (Æ)(Ñ)	34,801	1,443
Applied Micro Circuits Corp. (Æ)(Ñ)	9,099	80
ARM Holdings PLC - ADR	35,200	260
Arrow Electronics, Inc. (Æ)	2,190	86
AsiaInfo Holdings, Inc. (Æ)	1,862	20
Atheros Communications, Inc. (Æ)(Ñ)	3,800	116
Atmel Corp. (Æ)(Ñ)	6,500	28
Avanex Corp. (Æ)(Ñ)	64,900	65
Avici Systems, Inc.	2,200	17
Avnet, Inc. (Æ)	18,634	652
Avocent Corp. (Æ)	1,056	25
AVX Corp.	11,950	160
BearingPoint, Inc. (Æ)(Ñ)	36,500	103
Blackboard, Inc. (Æ)(Ñ)	14,000	564
BMC Software, Inc. (Æ)	5,757	205
Bookham, Inc. (Æ)(Ñ)	12,600	30
Brocade Communications Systems, Inc. (Æ)(Ñ)	68,500	503
CACI International, Inc. Class A (Æ)	3,277	147
Captaris, Inc. (Æ)	2,903	13
Cavium Networks, Inc. (Æ)(Ñ)	13,700	315
Cbeyond, Inc. (Æ)(Ñ)	4,300	168
Checkpoint Systems, Inc. (Æ)(Ñ)	9,000	234
Ciber, Inc. (Æ)(Ñ)	2,500	15
Ciena Corp. (Æ)(Ñ)	7,021	239
Cognizant Technology Solutions Corp. Class A (Æ)	10,200	346
CommScope, Inc. (Æ)(Ñ)	9,937	489
Compuware Corp. (Æ)(Ñ)	6,600	59
Comtech Telecommunications Corp. (Æ)(Ñ)	10,323	558
Comverse Technology, Inc. (Æ)(Ñ)	20,700	357
Conexant Systems, Inc. (Æ)(Ñ)	53,700	45
Cray, Inc. (Æ)	3,300	20
CSG Systems International, Inc. (Æ)(Ñ)	12,237	180
Cubic Corp. (Ñ)	8,400	329
Data Domain, Inc. (Æ)	11,900	313
Digital River, Inc. (Æ)	3,096	102
Diodes, Inc. (Æ)(Ñ)	20,451	615
DivX, Inc. (Æ)(Ñ)	17,300	242
DRS Technologies, Inc.	101	5
EPIQ Systems, Inc. (Æ)(Ñ)	31,274	544
Equinix, Inc. (Æ)(Ñ)	8,748	884
Extreme Networks, Inc. (Æ)(Ñ)	16,200	57
F5 Networks, Inc. (Æ)(Ñ)	10,655	304
First Solar, Inc. (Æ)(Ñ)	1,800	481
Flir Systems, Inc. (Æ)(Ñ)	27,140	849
Foundry Networks, Inc. (Æ)(Ñ)	41,859	733
GeoEye, Inc. (Æ)(Ñ)	17,295	582
Gerber Scientific, Inc. (Æ)(Ñ)	3,300	36
Harris Corp. (Ñ)	11,151	699
Hittite Microwave Corp. (Æ)(Ñ)	14,296	683
Ikanos Communications, Inc. (Æ)	16,600	89
Imation Corp. (Ñ)	12,600	265
Informatica Corp. (Æ)(Ñ)	42,067	758
Ingram Micro, Inc. Class A (Æ)	18,100	327
Interactive Intelligence, Inc. (Æ)	529	14
Intermec, Inc. (Æ)(Ñ)	13,518	275
Interwoven, Inc. (Æ)	26,000	370
Intuit, Inc. (Æ)(Ñ)	14,426	456
ION Geophysical Corp. (Æ)(Ñ)	19,900	314
Ixia (Æ)	1,700	16

Aggressive Equity Fund  31

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
JDA Software Group, Inc. (Æ)(Ñ)	4,500	92
JDS Uniphase Corp. (Æ)(Ñ)	14,400	192
Keynote Systems, Inc. (Æ)(Ñ)	14,700	207
Lawson Software, Inc. (Æ)	12,751	131
Manhattan Associates, Inc. (Æ)	9,838	259
Marvell Technology Group, Ltd. (Æ)	18,750	262
MEMC Electronic Materials, Inc. (Æ)	4,400	389
Mercury Computer Systems, Inc. (Æ)(Ñ)	11,200	180
Merrimac Industries, Inc. (Æ)(Ñ)	3,300	33
Methode Electronics, Inc.	11,237	185
Micrel, Inc. (Ñ)	56,890	481
Micros Systems, Inc. (Æ)(Ñ)	17,634	1,237
Microsemi Corp. (Æ)(Ñ)	19,424	430
Monolithic Power Systems, Inc. (Æ)(Ñ)	12,470	268
NAM TAI Electronics, Inc. (Ñ)	13,500	152
Netlogic Microsystems, Inc. (Æ)(Ñ)	13,000	419
NetSuite, Inc. (Æ)(Ñ)	2,446	96
Nice Systems, Ltd. - ADR (Æ)(Ñ)	35,781	1,228
Nuance Communications, Inc. (Æ)(Ñ)	9,600	179
Omniture, Inc. (Æ)	10,500	350
ON Semiconductor Corp. (Æ)	16,923	150
Openwave Systems, Inc. (Ñ)	7,700	20
Orckit Communications, Ltd. (Æ)(Ñ)	12,300	82
PerkinElmer, Inc.	33,951	883
Power Integrations, Inc. (Æ)	2,600	90
Rackable Systems, Inc. (Æ)(Ñ)	8,300	83
RADWARE, Ltd. (Æ)(Ñ)	7,600	117
RealNetworks, Inc. (Æ)(Ñ)	45,300	276
RF Micro Devices, Inc. (Æ)	21,206	121
SAIC, Inc. (Æ)(Ñ)	6,700	135
SanDisk Corp. (Æ)(Ñ)	9,809	325
Sanmina-SCI Corp. (Æ)(Ñ)	90,700	165
Sapient Corp. (Æ)(Ñ)	17,200	152
Satyam Computer Services, Ltd. - ADR (Ñ)	21,030	562
Seachange International, Inc. (Æ)(Ñ)	24,300	176
Seagate Technology	3,397	87
Secure Computing Corp. (Æ)	11,886	114
Sigma Designs, Inc. (Æ)(Ñ)	3,900	215
Sigmatel, Inc. (Æ)(Ñ)	6,200	13
Silicon Image, Inc. (Æ)	8,800	40
SiRF Technology Holdings, Inc. (Æ)(Ñ)	20,213	508
Skyworks Solutions, Inc. (Æ)(Ñ)	77,000	654
SonicWALL, Inc. (Æ)(Ñ)	16,300	175
SRA International, Inc. Class A (Æ)	4,838	142
Sunpower Corp. Class A (Æ)(Ñ)	1,900	248
Sybase, Inc. (Æ)	12,441	325
Sycamore Networks, Inc. (Æ)(Ñ)	17,800	68
Synchronoss Technologies, Inc. (Æ)	3,310	117
Syniverse Holdings, Inc. (Æ)(Ñ)	33,783	526
SYNNEX Corp. (Æ)(Ñ)	5,600	110
Syntel, Inc. (Ñ)	2,100	81
Taleo Corp. Class A (Æ)	3,584	107
Tekelec (Æ)(Ñ)	39,100	489
Tessera Technologies, Inc. (Æ)(Ñ)	20,317	845
TIBCO Software, Inc. (Æ)(Ñ)	49,200	397
Trimble Navigation, Ltd. (Æ)(Ñ)	16,527	500
TriQuint Semiconductor, Inc. (Æ)(Ñ)	44,700	296
Unisys Corp. (Æ)(Ñ)	49,900	236
Utstarcom, Inc. (Æ)(Ñ)	31,000	85
VeriFone Holdings, Inc. (Æ)(Ñ)	19,800	460
Verigy, Ltd. (Æ)	37,346	1,015
Verint Systems, Inc. (Æ)(Ñ)	23,712	464
Vignette Corp. (Æ)	10,435	152
Vocus, Inc. (Æ)(Ñ)	16,200	559
Wavecom SA - ADR (Æ)	5,300	90
Western Digital Corp. (Æ)(Ñ)	22,500	680
Zebra Technologies Corp. Class A (Æ)	2,048	71
Zoran Corp. (Æ)(Ñ)	17,700	398

		40,206

Utilities - 5.9%
AGL Resources, Inc.	7,655	288
Alliant Energy Corp. (Ñ)	18,400	749
Atmos Energy Corp. (Ñ)	21,732	609
Black Hills Corp.	6,366	281
Canadian Solar, Inc. (Æ)(Ñ)	18,800	529
Centerpoint Energy, Inc. (Ñ)	17,400	298
CenturyTel, Inc. (Ñ)	21,536	893
Cincinnati Bell, Inc. (Æ)	17,294	82
Citizens Communications Co.	8,082	103
Cleco Corp. (Ñ)	33,516	932
CMS Energy Corp. (Ñ)	15,200	264
Energen Corp.	12,361	794
FiberTower Corp. (Æ)(Ñ)	12,800	29
IDT Corp. Class B (Æ)(Ñ)	7,400	63
Laclede Group, Inc. (The) (Ñ)	1,524	52
MDU Resources Group, Inc. (Ñ)	5,400	149
MGE Energy, Inc. (Ñ)	100	4
New Jersey Resources Corp. (Ñ)	2,200	110
NII Holdings, Inc. (Æ)	4,276	207
Northeast Utilities	38,400	1,202
NTELOS Holdings Corp. (Ñ)	11,556	343
OGE Energy Corp.	6,717	244
Oneok, Inc. (Ñ)	5,300	237

32  Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Pepco Holdings, Inc. (Ñ)	13,900	408
Piedmont Natural Gas Co. (Ñ)	11,400	298
Portland General Electric Co. (Ñ)	7,312	203
Premiere Global Services, Inc. (Æ)	11,100	165
SCANA Corp.	3,688	155
Sierra Pacific Resources	26,300	447
Southern Union Co. (Ñ)	15,193	446
Southwest Gas Corp. (Ñ)	20,874	621
Suburban Propane Partners, LP	3,100	126
Telephone & Data Systems, Inc.	7,653	479
Time Warner Telecom, Inc.
Class A (Æ)(Ñ)	23,011	467
UGI Corp. (Ñ)	30,900	842
UIL Holdings Corp. (Ñ)	9,200	340
USA Mobility, Inc. (Æ)	5,476	78

		13,537

Total Common Stocks
(cost $210,006)		220,357

Warrants & Rights - 0.0%
Financial Services - 0.0%
Washington Mutual, Inc. 2050 Warrants (Æ)	42,200	7

Total Warrants & Rights
(cost $10)		7

Short-Term Investments - 3.9%
Russell Investment Company Money Market Fund	8,009,000	8,009
United States Treasury Bills (ž)(§) 2.962% due 03/20/08	1,000	993

Total Short-Term Investments
(cost $9,003)		9,002

Other Securities - 42.7%
State Street Securities Lending Quality Trust (×)	97,816,591	97,817

Total Other Securities
(cost $97,817)		97,817

Total Investments - 142.9%
(identified cost $316,836)		327,183

Other Assets and Liabilities,
Net - (42.9%)		(98,256)

Net Assets - 100.0%		228,927

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund  33

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
Long Positions
Russell 2000 Mini Index (CME) expiration date 03/08 (114)	USD	8,803	(30)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			(30)

Presentation of Portfolio Holdings — December 31, 2007

Portfolio Summary	% of Net Assets
Auto and Transportation	2.7
Consumer Discretionary	14.6
Consumer Staples	2.4
Financial Services	14.4
Health Care	11.2
Materials and Processing	11.5
Miscellaneous	0.6
Other Energy	6.3
Producer Durables	9.1
Technology	17.6
Utilities	5.9
Warrants & Rights	—	*
Short-Term Investments	3.9
Other Securities	42.7

Total Investments	142.9
Other Assets and Liabilities, Net	(42.9)

	100.0

Futures Contracts	(—)	*
Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

34  Aggressive Equity Fund

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Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Non-U.S. Fund
Total Return
1 Year	10.12%
5 Years	20.51%§
10 Years	8.04%§

MSCI EAFE® Index**
Total Return
1 Year	11.17%
5 Years	21.59%
10 Years	8.66%

*	Assumes initial investment on January 1, 1998.
**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

36  Aggressive Equity Fund

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Non-US Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Non-U.S. Fund gained 10.12%. This compared to its benchmark the MSCI EAFE® Index, which gained 11.17%. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® International Core Funds (VIP) Average returned 12.36%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

During 2007, the market was quite narrowly led. This was evident in the Fund by the fact that only one manager, Wellington Management Company, LLP, outperformed the MSCI EAFE Index for the year. The market environment was more challenging for each of the other managers. AQR Capital Management, LLC, a quantitative manager, struggled as increased market volatility late in the year negatively affected quantitative strategies in particular. MFS Institutional Advisors, Inc.’s and Altrinsic Global Advisors, LLC’s emphases on growth-at-a-reasonable-price were not rewarded as the market favored stocks with high growth rates, good price momentum, and high valuations.

The Fund’s largest positions during the period were an underweight position in financials and an overweight to consumer staples. While both of these made a positive contribution to the Fund’s relative performance, the effects were overshadowed by underweight positions in some of the stronger returning sectors, including materials, telecommunications and utilities.

Similarly, the Fund’s regional positioning benefited from underweights of Japan and the United Kingdom, but suffered from an underweight to Asia ex-Japan and a more modest position than most stronger-performing peers in emerging markets.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Fund results reflect several key exposures during the period. The primary detractors to performance stemmed from the following underweights relative to the index benchmark and/or peers during the period:

•

The collective impact of underweights to materials, energy, and telecommunications resulted in missing a substantial opportunity as these sectors provided some of the strongest gains throughout the year. In addition, an overweight of the consumer discretionary sector combined with ineffective security selection also detracted from performance. An underweight of the financials sector made the strongest contribution to performance from a single sector perspective. However, this was overshadowed by the aforementioned underweights.

•

The Fund was underweight stocks with high valuations. These stocks produced some of the strongest gains over the period, but gains were concentrated in sectors of the market where earnings were at or near record earnings levels. This created challenges for active managers with any degree of valuation sensitivity with a negative implication for security selection. Wellington’s willingness to pay higher valuations for high growth captured this trend effectively, but it was the only manager to do so.

Non-index exposure was critical during the year given the strength of emerging markets, as well as strong returns of many Canadian stocks. Exposure to these two regions accounted for the largest contributions to performance from a regional perspective. However, relative to peers, the Fund had less exposure to emerging markets and Canada resulting in less positive contributions to performance in peer-relative terms.

Only one of the four managers in the Fund outperformed for the period. Wellington, the Fund’s aggressive growth manager, was a strong performer with significant contributions from regional positioning (particularly emerging markets and Canada) and strong stock selection in financials, industrials, and technology. In contrast, MFS and Altrinsic’s investment approaches, which were focused on a balanced trade-off between growth and value, were not rewarded. AQR, a quantitative manager, was negatively impacted by a steep sell off affecting quantitative managers in the second half of the year. Its emphasis on stocks with both attractive valuations and momentum was out-of-favor particularly in the latter half of the year.

Non-U.S. Fund  37

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2007, Altrinsic Global Advisors, LLC was hired to replace The Boston Company Asset Management, LLC.

Money Managers as of December 31, 2007	Styles
Altrinsic Global Advisors, LLC	Value
AQR Capital Management, LLC	Market-Oriented
MFS Institutional Advisors, Inc.	Market-Oriented
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

38  Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,002.50	$1,019.41
Expenses Paid During Period*	$5.80	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Non-U.S. Fund  39

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 90.3%
Australia - 2.1%
Adelaide Brighton, Ltd.	17,542	53
AGL Energy, Ltd.	2,791	33
Amcor, Ltd.	5,761	35
AMP, Ltd.	12,265	107
Ansell, Ltd.	13,178	139
APN News & Media, Ltd.	1,926	9
Asciano Group	1,774	11
ASX, Ltd.	960	51
Austereo Group, Ltd.	2,782	6
Australia & New Zealand Banking Group, Ltd.	13,053	313
BHP Billiton, Ltd.	27,958	980
BlueScope Steel, Ltd.	9,876	83
Caltex Australia, Ltd.	5,746	97
Centro Properties Group (ö)	6,423	6
CFS Retail Property Trust (ö)	4,243	9
Challenger Financial Services Group, Ltd.	17,805	77
Coca-Cola Amatil, Ltd.	9,635	80
Commonwealth Bank of Australia	9,434	487
CSL, Ltd.	27,228	865
CSR, Ltd. (Ñ)	14,571	40
DB RREEF Trust (ö)	28,562	50
Goodman Fielder, Ltd.	72,155	120
Goodman Group (ö)	8,246	35
GPT Group (ö)	13,500	48
Harvey Norman Holdings, Ltd.	11,871	71
ING Industrial Fund (ö)	1,357	3
Insurance Australia Group, Ltd.	8,788	32
Leighton Holdings, Ltd. (Ñ)	15,121	806
Macquarie Airports	1,354	5
Macquarie Group, Ltd.	475	31
Macquarie Infrastructure Group	18,627	49
Macquarie Office Trust (ö)	10,185	13
Mirvac Group (ö)	6,629	35
National Australia Bank, Ltd.	36,045	1,189
Newcrest Mining, Ltd.	289	8
Orica, Ltd.	2,210	61
Origin Energy, Ltd.	8,697	67
Pacific Brands, Ltd.	49,459	141
PaperlinX, Ltd.	20,959	49
Qantas Airways, Ltd.	40,977	195
QBE Insurance Group, Ltd.	25,148	733
Rio Tinto, Ltd. (Ñ)	2,990	349
Santos, Ltd.	15,899	197
Sons of Gwalia, Ltd. (Æ)(Ñ)(ß)	8,400	—
Stockland (ö)	9,521	70
Suncorp-Metway, Ltd.	5,081	75
Symbion Health, Ltd.	4,125	14
TABCORP Holdings, Ltd.	3,308	43
Telstra Corp., Ltd.	35,749	140
Toll Holdings, Ltd.	2,278	23
Wesfarmers, Ltd.	1,120	40
Wesfarmers, Ltd. (Æ)	1,120	40
Westfield Group (ö)	13,530	248
Westpac Banking Corp.	11,549	281
Woodside Petroleum, Ltd.	1,222	54
Woolworths, Ltd.	8,034	238
WorleyParsons, Ltd.	567	26
Zinifex, Ltd.	864	9

		9,069

Austria - 0.5%
Erste Bank der Oesterreichischen Sparkassen AG	29,053	2,065

Belgium - 0.4%
D’ieteren SA	66	24
Delhaize Group	1,756	154
Hansen Transmissions International NV (Æ)	102,035	585
KBC Groep NV	1,267	177
Nationale A Portefeuille	427	30
Solvay SA	4,961	691

		1,661

Bermuda - 1.2%
Benfield Group, Ltd.	138,664	777
Catlin Group, Ltd.	2,688	20
Cnpc Hong Kong, Ltd.	50,000	32
Esprit Holdings, Ltd.	8,200	120
Giordano International, Ltd.	14,000	7
Guoco Group, Ltd.	2,000	27
Investco, Ltd. (Æ)	80,777	2,524
Jardine Matheson Holdings, Ltd.	3,200	88
Jardine Strategic Holdings, Ltd.	3,000	47
Li & Fung, Ltd.	206,000	823
Noble Group, Ltd.	22,000	37
Orient Overseas International, Ltd.	6,300	46
Seadrill, Ltd. (Æ)	26,300	633
VTech Holdings, Ltd.	4,719	34

		5,215

Brazil - 0.5%
Bolsa de Mercadorias e Futuros (Æ)	56,300	791

40  Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Cia Vale do Rio Doce - ADR	14,800	483
Petroleo Brasileiro SA - ADR	6,600	761

		2,035

Canada - 1.0%
Canadian National Railway Co. (Ñ)	22,190	1,041
Gammon Gold, Inc. (Æ)	47,624	384
Potash Corp. of Saskatchewan	13,000	1,872
Research In Motion, Ltd. (Æ)	5,600	635
Suncor Energy, Inc.	5,000	547

		4,479

Cayman Islands - 0.7%
Alibaba.com, Ltd. (Æ)(Þ)	181,200	642
ASM Pacific Technology	4,500	33
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	2,200	125
Kingboard Chemical Holdings, Ltd.	12,500	74
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	24,400	2,009
Tencent Holdings, Ltd.	5,000	37

		2,920

China - 0.1%
China Communications Construction
Co., Ltd. Class H	104,000	268

Czech Republic - 0.2%
Komercni Banka AS	3,164	760

Denmark - 1.0%
Carlsberg A/S Class B	3,700	445
East Asiatic Co., Ltd. A/S	1,325	103
FLSmidth & Co. A/S	400	41
Novo Nordisk A/S Series B	7,850	512
Rockwool International AS Class B (Ñ)	145	33
Vestas Wind Systems A/S (Æ)	28,100	3,004

		4,138

Egypt - 0.4%
Orascom Telecom Holding SAE - GDR	19,200	1,590

Finland - 1.6%
Kesko OYJ Class B	4,139	227
Metso OYJ	1,272	69
Nokia OYJ	154,598	5,953
OKO Bank PLC Class A	5,204	99
Oriola-KD OYJ	3,400	15
Orion OYJ Class B	7,439	173
Outotec OYJ	3,925	213
Rautaruukki OYJ	2,904	123
Stora Enso OYJ Class R	4,445	66
UPM-Kymmene OYJ	5,318	106

		7,044

France - 12.9%
ADP (Æ)	416	42
Air Liquide	15,418	2,284
Alcatel-Lucent - ADR (Ñ)	125,840	921
Alstom	11,293	2,400
Arkema (Æ)	6,044	394
AXA SA	67,526	2,689
BNP Paribas	17,087	1,837
Bouygues (Ñ)	274	23
Business Objects SA (Æ)	374	23
Carrefour SA	21,113	1,637
Casino Guichard Perrachon SA (Ñ)	2,400	261
Christian Dior SA	1,470	192
Cie de Saint-Gobain	1,483	141
Cie Generale de Geophysique-Veritas (Æ)	1,153	324
Ciments Francais SA	180	31
CNP Assurances	3,732	484
Credit Agricole SA	40,563	1,361
France Telecom SA	49,609	1,780
Gaz de France SA (Ñ)	23,789	1,385
Ipsen	691	42
Klepierre (ö)	767	39
L’Oreal SA	10,667	1,523
Lafarge SA	452	82
Legrand SA	44,959	1,527
LVMH Moet Hennessy Louis Vuitton SA	32,732	3,934
NicOx SA (Æ)(Ñ)	4,249	68
Pernod-Ricard SA	9,362	2,156
Peugeot SA	1,907	143
Publicis Groupe	10,810	420
Rallye SA (Æ)	1,254	89
Sanofi-Aventis SA	36,204	3,309
Schneider Electric SA (Ñ)	25,560	3,418
SEB SA	392	71
Societe BIC SA	2,159	154
Societe Generale	5,707	816
Societe Television Francaise 1	22,156	590
Suez SA	27,830	1,886
Suez SA	1,228	—
Teleperformance	1,666	65

Non-U.S. Fund  41

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Thales SA	9,622	570
Thomson (Æ)	5,255	74
Total SA	86,364	7,167
UBISOFT Entertainment (Æ)	3,752	378
Unibail-Rodamco (ö)	715	156
Valeo SA (Ñ)	3,884	159
Vallourec (Ñ)	569	153
Veolia Environnement	39,234	3,563
Vivendi (Ñ)	111,602	5,085

		55,846

Germany - 8.3%
Allianz SE	8,134	1,740
Altana AG	17,789	430
Arcandor AG (Æ)(Ñ)	107,309	2,542
Arques Industries AG (Ñ)	7,880	269
BASF AG	5,767	852
Bayer AG (Ñ)	46,270	4,219
Bayerische Motoren Werke AG (Ñ)	22,330	1,379
Daimler AG	36,292	3,515
Deutsche Bank AG	3,443	445
Deutsche Boerse AG	9,993	1,973
Deutsche Telekom AG	49,245	1,077
E.ON AG (Ñ)	18,417	3,910
Epcos AG	14,770	255
Freenet AG (Ñ)	4,501	105
Hochtief AG	2,446	326
Kloeckner & Co. AG	4,175	166
KUKA AG (Æ)	5,689	213
Lanxess AG (Ñ)	9,474	460
Linde AG	21,320	2,808
Merck KGAA	13,400	1,721
Metro AG	28,011	2,338
MTU Aero Engines Holding AG	4,235	246
Norddeutsche Affinerie AG (Ñ)	2,972	115
RWE AG	3,167	444
Salzgitter AG	5,646	831
Siemens AG	17,541	2,754
Suedzucker AG (Ñ)	4,988	117
ThyssenKrupp AG	897	50
Volkswagen AG (Ñ)	2,296	522
Vossloh AG	1,900	222

		36,044

Greece - 0.2%
National Bank of Greece SA	10,329	712

Hong Kong - 0.8%
BOC Hong Kong Holdings, Ltd.	43,000	119
Cathay Pacific Airways, Ltd.	12,000	31
Cheung Kong Holdings, Ltd.	49,640	905
China Resources Enterprise	72,000	307
China Unicom, Ltd.	4,000	9
CLP Holdings, Ltd.	11,500	78
Hang Lung Group, Ltd.	6,000	32
Hang Lung Properties, Ltd.	4,000	18
Hang Seng Bank, Ltd.	3,000	61
Henderson Land Development Co., Ltd.	9,000	83
Hong Kong & China Gas Co.	5,000	15
Hong Kong Exchanges and Clearing, Ltd.	7,500	211
HongKong Electric Holdings	11,500	66
Hopewell Holdings	22,000	101
Hutchison Whampoa, Ltd.	11,000	124
Hysan Development Co., Ltd.	6,000	17
Industrial and Commercial Bank of China Asia, Ltd.	2,000	5
Link REIT (The) (ö)	12,500	27
Minmetals Resources, Ltd.	40,000	22
New World Development, Ltd.	14,000	49
Sun Hung Kai Properties, Ltd.	38,000	799
Swire Pacific, Ltd.	9,000	123
Techtronic Industries Co.	6,500	7
Television Broadcasts, Ltd.	9,000	54
Wharf Holdings, Ltd.	16,000	83
Wheelock & Co., Ltd.	16,000	49

		3,395

India - 0.2%
Satyam Computer Services, Ltd. - ADR	31,100	831

Indonesia - 0.1%
Bank Central Asia Tbk PT	245,500	189
Telekomunikasi Indonesia Tbk PT - ADR	1,750	73

		262

Ireland - 0.5%
Elan Corp. PLC - ADR (Æ)(Ñ)	64,300	1,413
Ryanair Holdings PLC - ADR (Æ)(Ñ)	19,710	778

		2,191

Italy - 3.5%
Alleanza Assicurazioni SpA	93,388	1,200
Ansaldo STS SpA (Æ)	68,608	867

42  Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Arnoldo Mondadori Editore SpA (Ñ)	105,444	858
Assicurazioni Generali SpA	16,253	729
Danieli SPA (Æ)	2,115	50
Enel SpA	42,845	506
ENI SpA	72,544	2,643
Fiat SpA	19,870	511
Finmeccanica SpA	5,693	180
Fondiaria-Sai SpA	8,774	362
Impregilo SPA (Æ)	29,685	199
Indesit Co. SpA	8,743	134
Intesa Sanpaolo SpA	189,425	1,486
Mediaset SpA	205,256	2,064
Milano Assicurazioni SPA	33,598	261
Parmalat Finanziaria SpA (Ñ)(Æ)(ß)	12,500	—
Prysmian SpA (Æ)	2,317	57
Telecom Italia SpA	878,082	2,064
UniCredito Italiano SpA	89,635	746
Unione di Banche Italiane SCPA	1,315	36

		14,953

Japan - 15.8%
77 Bank, Ltd. (The)	12,000	75
Aeon Credit Service Co., Ltd.	43,100	637
Alfresa Holdings Corp. (Ñ)	1,500	91
Alpine Electronics, Inc.	3,000	50
Alps Electric Co., Ltd.	10,100	131
AOC Holdings, Inc.	4,300	63
Asahi Glass Co., Ltd. (Ñ)	98,000	1,300
Asahi Kasei Corp. (Ñ)	27,000	180
Astellas Pharma, Inc. (Ñ)	9,900	432
Awa Bank, Ltd. (The)	3,000	17
Bank of Yokohama, Ltd. (The) (Ñ)	33,000	233
Bosch Corp. (Ñ)	38,000	186
Bridgestone Corp. (Ñ)	46,100	812
Brother Industries, Ltd. (Ñ)	3,700	48
Canon Marketing Japan, Inc. (Ñ)	2,800	52
Canon, Inc. (Ñ)	74,700	3,413
Capcom Co., Ltd. (Ñ)	2,100	54
Chuo Mitsui Trust Holdings, Inc.	4,000	31
COMSYS Holdings Corp.	19,000	156
Daihatsu Motor Co., Ltd.	5,000	47
Daiichi Sankyo Co., Ltd.	1,900	58
Daishi Bank, Ltd. (The)	5,000	20
Daiwa House Industry Co., Ltd.	84,420	1,086
Daiwa Securities Group, Inc.	68,950	635
Denki Kagaku Kogyo K K	18,000	78
Eisai Co., Ltd.	1,400	55
Exedy Corp.	1,200	40
Ezaki Glico Co., Ltd. (Ñ)	2,000	20
FamilyMart Co., Ltd.	2,600	81
Fanuc, Ltd.	11,200	1,093
FCC Co., Ltd.	2,300	41
Fuji Fire & Marine Insurance Co., Ltd. (The)	32,000	86
Fuji Television Network, Inc.	554	919
FUJIFILM Holdings Corp.	4,800	203
Fujitsu, Ltd. (Ñ)	11,000	74
H2O Retailing Corp. (Ñ)	8,000	62
Hachijuni Bank, Ltd. (The) (Ñ)	25,000	168
Higo Bank, Ltd. (The)	6,000	39
Hino Motors, Ltd.	34,000	220
Hirose Electric Co., Ltd. (Ñ)	7,100	823
Hitachi Kokusai Electric, Inc.	6,000	74
Hitachi, Ltd.	14,000	103
Hokkaido Electric Power Co., Inc.	2,300	50
Hokkoku Bank, Ltd. (The)	7,000	32
Honda Motor Co., Ltd. (Ñ)	6,100	202
Hyakujushi Bank, Ltd. (The)	3,000	15
Idemitsu Kosan Co., Ltd. (Ñ)	400	42
Inpex Holdings, Inc.	174	1,872
ITOCHU Corp. (Ñ)	29,000	282
Iyo Bank, Ltd. (The)	6,000	58
Japan Steel Works, Ltd. (The)	6,000	88
Japan Tobacco, Inc. (Ñ)	268	1,589
JFE Holdings, Inc.	6,600	333
JFE Shoji Holdings, Inc.	26,000	166
JGC Corp.	12,000	206
Joyo Bank, Ltd. (The)	266,940	1,488
Juki Corp.	22,000	135
Kagoshima Bank, Ltd. (The)	12,000	82
Kansai Electric Power Co., Inc. (The)	9,700	226
Kao Corp. (Ñ)	132,000	3,972
Kawasaki Kisen Kaisha, Ltd.	14,000	137
KDDI Corp.	47	349
Keihin Corp.	3,600	64
Keiyo Bank, Ltd. (The) (Ñ)	14,000	80
Kintetsu World Express, Inc.	3,500	121
Kobe Steel, Ltd.	68,000	220
Komatsu, Ltd. (Ñ)	4,300	116
Komori Corp.	3,000	67
Kose Corp. (Ñ)	58,240	1,552
Kyocera Corp.	1,200	105
Kyoei Steel, Ltd.	1,400	26
Kyowa Hakko Kogyo Co., Ltd. (Ñ)	2,000	21
Leopalace21 Corp.	1,600	43
Makino Milling Machine Co., Ltd.	5,000	35
Makita Corp.	1,600	67
Marubeni Corp.	7,000	49

Non-U.S. Fund  43

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Matsushita Electric Industrial Co., Ltd.	19,000	389
Matsushita Electric Works, Ltd.	19,000	211
Mazda Motor Corp.	19,000	95
Meiji Dairies Corp.	15,000	76
MID Reit, Inc. (ö)(Ñ)	138	644
Millea Holdings, Inc.	5,800	196
Mitsubishi Chemical Holdings Corp.	10,500	80
Mitsubishi Corp.	8,300	226
Mitsubishi Electric Corp.	10,000	103
Mitsubishi Estate Co., Ltd.	10,000	240
Mitsubishi Heavy Industries, Ltd.	20,000	86
Mitsubishi Materials Corp.	19,000	81
Mitsubishi UFJ Financial Group, Inc.	117,630	1,095
Mitsui & Co., Ltd. (Ñ)	11,000	233
Mitsui Fudosan Co., Ltd.	8,000	173
Mitsui OSK Lines, Ltd.	16,000	203
Mitsui Sumitomo Insurance Co., Ltd.	45,980	449
Mitsui-Soko Co., Ltd.	114,560	614
Mizuho Financial Group, Inc.	37	176
Mori Seiki Co., Ltd. (Ñ)	800	16
New City Residence Investment Corp. (ö)	94	383
Nichirei Corp.	35,000	145
Nifco, Inc.	800	19
Nikko Cordial Corp. (Æ)(Ñ)	2,000	30
Nintendo Co., Ltd.	3,800	2,307
Nippon Commercial Investment Corp. (ö)	179	789
Nippon Express Co., Ltd.	37,000	189
Nippon Kayaku Co., Ltd.	18,000	117
Nippon Konpo Unyu Soko Co., Ltd.	3,000	40
Nippon Mining Holdings, Inc.	6,000	39
Nippon Oil Corp.	38,000	310
Nippon Residential Investment Corp. (ö)	117	526
Nippon Seiki Co., Ltd.	1,000	22
Nippon Steel Corp.	52,000	320
Nippon Telegraph & Telephone Corp.	73	361
Nippon Yusen KK	11,000	88
Nipponkoa Insurance Co., Ltd. (Ñ)	239,490	2,171
Nissan Motor Co., Ltd. (Ñ)	17,000	184
Nissan Shatai Co., Ltd. (Æ)	9,000	73
Nisshin Seifun Group, Inc.	5,000	50
Nisshin Steel Co., Ltd. (Ñ)	8,000	28
Nisshinbo Industries, Inc. (Ñ)	2,000	24
Nissin Kogyo Co., Ltd.	6,200	145
Nomura Holdings, Inc. (Ñ)	146,620	2,451
NTN Corp. (Ñ)	16,000	139
Okinawa Electric Power Co., Inc. (The)	600	28
OKUMA Corp.	1,000	11
Omron Corp.	36,300	859
ORIX Corp.	830	139
Pacific Metals Co., Ltd. (Ñ)	2,000	19
Resona Holdings, Inc. (Ñ)	35	64
Ricoh Co., Ltd.	87,000	1,600
Sankyo Co., Ltd.	2,200	102
Santen Pharmaceutical Co., Ltd.	2,100	52
Sanwa Holdings Corp. (Ñ)	6,000	30
Sasebo Heavy Industries Co., Ltd.	5,000	23
Seiko Epson Corp.	1,400	30
Seino Holdings Corp. (Ñ)	2,000	14
Sekisui House, Ltd.	5,000	54
Seven & I Holdings Co., Ltd.	35,460	1,031
Sharp Corp. (Ñ)	7,000	125
Shiga Bank, Ltd. (The)	10,000	67
Shima Seiki Manufacturing, Ltd.	500	23
Shin-Etsu Chemical Co., Ltd.	12,700	794
Shinwa Kaiun Kaisha, Ltd.	9,000	54
Shizuoka Bank, Ltd. (The)	55,000	605
Showa Shell Sekiyu KK (Ñ)	10,205	114
SMC Corp.	13,748	1,636
Sohgo Security Services Co., Ltd.	2,000	32
Sony Corp. (Ñ)	30,900	1,677
Star Micronics Co., Ltd.	2,100	46
Sugi Pharmacy Co., Ltd. (Ñ)	36,340	1,041
Sumco Techxiv Corp. (Ñ)	600	21
Sumitomo Bakelite Co., Ltd. (Ñ)	188,250	1,131
Sumitomo Corp.	6,700	95
Sumitomo Heavy Industries, Ltd. (Ñ)	13,000	119
Sumitomo Metal Industries, Ltd.	14,000	65
Sumitomo Metal Mining Co., Ltd.	1,000	17
Sumitomo Mitsui Financial Group, Inc. (Ñ)	17	127
Sumitomo Realty & Development Co., Ltd.	2,000	49
Sumitomo Trust & Banking Co., Ltd. (The)	312,660	2,082
Suzuki Motor Corp.	35,760	1,076
Takeda Pharmaceutical Co., Ltd.	33,420	1,954
TDK Corp.	4,100	304
THK Co., Ltd.	500	10
Toho Co., Ltd. (Ñ)	3,100	69
Toho Pharmaceutical Co., Ltd.	5,590	109
Tokai Rubber Industries, Inc.	8,400	144
Tokyo Electric Power Co., Inc. (The) (Ñ)	9,500	246

44  Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Tokyo Gas Co., Ltd.	159,000	742
Tokyu Land Corp. (Ñ)	8,000	68
TonenGeneral Sekiyu KK (Ñ)	7,000	69
Toshiba Corp. (Ñ)	20,000	149
Toshiba TEC Corp.	20,000	135
Toyo Engineering Corp.	17,000	84
Toyo Ink Manufacturing Co., Ltd.	5,000	17
Toyo Seikan Kaisha, Ltd. (Ñ)	1,500	27
Toyo Suisan Kaisha, Ltd.	15,000	273
Toyota Auto Body Co., Ltd.	4,400	71
Toyota Boshoku Corp.	800	26
Toyota Motor Corp. (Ñ)	50,800	2,734
United Urban Investment Corp. (ö)	80	537
West Japan Railway Co.	17	84
Yamada Denki Co., Ltd. (Ñ)	4,220	480
Yamaha Corp.	6,700	153
Yamato Holdings Co., Ltd.	14,000	202
Yamato Kogyo Co., Ltd.	3,400	139
Yokohama Rubber Co., Ltd. (The)	11,000	65

		68,155

Luxembourg - 0.7%
ArcelorMittal	4,694	361
Millicom International Cellular SA (Æ)(Ñ)	19,900	2,347
SES	13,157	345

		3,053

Mexico - 0.1%
Grupo Modelo SAB de CV	56,000	264

Netherlands - 4.2%
Akzo Nobel NV	4,056	323
ASM International NV	7,555	185
ASML Holding NV (Æ)	67,526	2,122
CSM	1,286	43
Fugro NV	609	47
Heineken NV	63,842	4,112
ING Groep NV	39,169	1,529
Koninklijke Ahold NV (Æ)	5,211	72
Koninklijke Philips Electronics NV	39,155	1,697
OCE NV (Ñ)	23,090	416
Rodamco Europe NV (ö)	817	102
Royal KPN NV	7,397	134
TNT NV	55,160	2,295
TomTom NV (Æ)(Ñ)	4,003	299
Unilever NV	132,463	4,850

		18,226

Netherlands Antilles - 0.0%
Hunter Douglas NV	1,774	131

Norway - 0.2%
StatoilHydro ASA	30,502	943

Papua New Guinea - 0.0%
Oil Search, Ltd.	2,425	10

Portugal - 0.2%
Energias de Portugal SA	148,542	966

Russia - 0.4%
Gazprom OAO - ADR	30,200	1,701

Singapore - 0.7%
Allgreen Properties, Ltd.	40,000	41
Ascendas Real Estate Investment Trust (Æ)(ö)	4,000	7
CapitaCommercial Trust (Æ)(ö)	2,000	3
CapitaLand, Ltd.	11,000	47
CapitaMall Trust (ö)	4,000	9
China Aviation Oil Singapore Corp., Ltd.	6,000	9
Cosco Corp. Singapore, Ltd.	6,000	24
Creative Technology, Ltd.	3,600	16
DBS Group Holdings, Ltd.	44,000	623
Haw Par Corp., Ltd.	2,000	10
Jardine Cycle & Carriage, Ltd.	1,000	15
Keppel Corp., Ltd.	10,000	89
NatSteel, Ltd.	10,000	10
Neptune Orient Lines, Ltd.	16,000	43
Oversea-Chinese Banking Corp.	13,000	75
Pacific Century Regional Developments, Ltd. (Æ)	68,000	16
SembCorp Industries, Ltd.	10,880	43
Singapore Airlines, Ltd.	9,470	113
Singapore Petroleum Co., Ltd.	8,000	42
Singapore Technologies Engineering, Ltd.	1,000	3
Singapore Telecommunications, Ltd.	619,000	1,699
STATS ChipPAC, Ltd. (Æ)	3,425	4
Suntec Real Estate Investment Trust (Æ)(ö)	3,000	3
United Overseas Bank, Ltd.	8,000	111
Wing Tai Holdings, Ltd.	13,000	24

		3,079

South Africa - 0.1%
MTN Group, Ltd.	22,200	416

Non-U.S. Fund  45

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
South Korea - 0.8%
Kookmin Bank - ADR (Ñ)	14,070	1,032
LG Electronics, Inc. (Æ)	9,333	983
Samsung Electronics Co., Ltd.	2,816	1,655

		3,670

Spain - 2.2%
Altadis SA	1,592	116
Banco Bilbao Vizcaya Argentaria SA	49,515	1,216
Banco Santander SA	48,633	1,051
Bolsas y Mercados Espanoles (Æ)	611	41
Gamesa Corp. Tecnologica SA	26,985	1,248
Gas Natural SDG SA (Ñ)	364	21
Gestevision Telecinco SA	6,557	166
Grifols SA	881	20
Iberdrola Renovables (Æ)	177,697	1,468
Iberdrola SA	5,784	87
Iberia Lineas Aereas de Espana	43,891	190
Inditex SA	3,115	189
Repsol YPF SA	10,826	386
Tecnicas Reunidas SA	2,143	136
Telefonica SA	96,420	3,116
Union Fenosa SA	398	27
Vertice Trescientos Sesenta Grados SA (Æ)	4,020	13

		9,491

Sweden - 1.3%
Alfa Laval AB	1,625	90
Boliden AB (Æ)	7,900	98
Electrolux AB	25,100	418
Industrivarden AB Class A	3,500	61
Nordea Bank AB	86,810	1,440
OMX AB	500	20
Peab AB	2,000	20
Peab Industri AB (Æ)	1,000	9
SAS AB (Æ)	12,700	162
Scania AB Class B (Æ)	21,800	515
Skandinaviska Enskilda Banken AB Class A	7,000	177
SKF AB Class B	14,000	235
Ssab Svenskt Stal AB Series A	12,600	338
Telefonaktiebolaget LM Ericsson Series B Class B	713,330	1,668
TeliaSonera AB	29,500	274
Volvo AB (Æ)
Class A	3,400	56
Class B	5,700	95

		5,676

Switzerland - 8.3%
ABB, Ltd.	10,779	311
Actelion, Ltd. (Æ)(Ñ)	13,680	623
Baloise Holding AG	837	83
Bucher Industries AG (Æ)	104	24
Ciba Specialty Chemicals AG	1,792	83
Credit Suisse Group	13,998	842
Georg Fischer AG (Æ)	80	49
Givaudan SA	2,130	2,046
Helvetia Holding AG	532	191
Julius Baer Holding AG	39,498	3,211
Kuoni Reisen Holding AG	93	48
Logitech International SA (Æ)	75,790	2,752
Nestle SA	22,754	10,426
Novartis AG	16,418	894
Rieter Holding AG	41	18
Roche Holding AG	30,829	5,310
Sika AG	50	94
Sonova Holding AG	21,737	2,431
Swatch Group AG	2,189	656
Swiss Life Holding (Æ)	1,197	296
Swiss Reinsurance	29,177	2,047
Swisscom AG	277	108
UBS AG	66,982	3,111
Zurich Financial Services AG	678	200

		35,854

Taiwan - 0.2%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	87,390	870

Thailand - 0.1%
Bangkok Bank PCL	173,500	613

Turkey - 0.2%
Turkcell Iletisim Hizmet AS - ADR	29,900	824

United Kingdom - 18.2%
3i Group PLC	823	16
Amec PLC	14,568	242
Anglo American PLC	9,642	584
Antofagasta PLC	3,122	44
ARM Holdings PLC	354,995	870
AstraZeneca PLC	17,536	753
Atkins WS PLC	3,918	89
BAE Systems PLC	73,509	720
Barclays PLC	32,017	324
BBA Aviation PLC	8,576	35
BG Group PLC	35,085	808

46  Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
BHP Billiton PLC	49,892	1,537
Bovis Homes Group PLC	1,154	14
BP PLC	157,032	1,920
BP PLC - ADR (Ñ)	23,720	1,736
Brit Insurance Holdings PLC	26,788	121
British Airways PLC (Æ)	11,418	70
British American Tobacco PLC	9,838	387
British Energy Group PLC	14,973	163
British Land Co. PLC (ö)	3,265	61
BT Group PLC	115,685	624
Burberry Group PLC	119,110	1,341
Cable & Wireless PLC	10,106	37
Cadbury Schweppes PLC	122,682	1,529
Carphone Warehouse Group PLC	315,575	2,153
Centrica PLC	28,754	204
Charter PLC (Æ)	1,607	25
Cobham PLC	25,068	104
Compass Group PLC	5,785	35
Daily Mail & General Trust PLC Class A	1,037	10
Davis Service Group PLC	15,107	153
Dawnay Day Treveria PLC	586,180	693
De La Rue PLC	1,365	26
Diageo PLC	237,860	5,091
easyJet PLC (Æ)	71,525	867
Friends Provident PLC	9,621	31
Galiform PLC (Æ)	4,993	9
GlaxoSmithKline PLC	254,922	6,469
HBOS PLC	27,396	397
Home Retail Group PLC	87,756	564
HSBC Holdings PLC	93,215	1,564
IG Group Holdings PLC	10,051	81
Invensys PLC (Æ)	5,611	25
J Sainsbury PLC	51,870	437
Kesa Electricals PLC	57,426	265
Kingfisher PLC	222,493	641
Ladbrokes PLC	150,385	960
Land Securities Group PLC (ö)	3,833	114
Legal & General Group PLC	100,982	261
Liberty International PLC (ö)	471	10
Lloyds TSB Group PLC	28,773	268
Man Group PLC	233,925	2,691
National Express Group PLC	4,128	101
National Grid PLC	63,147	1,044
Next PLC	4,290	138
Pearson PLC	20,708	301
Petrofac, Ltd.	10,160	110
Premier Farnell PLC	3,208	9
Provident Financial PLC	14,263	235
Reckitt Benckiser Group PLC	97,747	5,647
Reed Elsevier PLC	5,030	68
Regus Group PLC	95,727	156
Resolution PLC	4,157	59
Reuters Group PLC	8,904	112
Rio Tinto PLC	7,416	777
Rolls-Royce Group PLC (Æ)	9,742	105
Royal Bank of Scotland Group PLC	224,330	2,017
Royal Dutch Shell PLC Class A	82,086	3,458
Royal Dutch Shell PLC Class B	27,539	1,152
Royal Dutch Shell PLC Class A	274	12
SABMiller PLC	4,856	137
Schroders PLC	56,804	1,462
Scottish & Southern Energy PLC	31,198	1,013
Shire PLC	3,812	88
Smiths Group PLC	86,838	1,741
Stagecoach Group PLC	83,571	469
Standard Chartered PLC	20,456	743
Tesco PLC	529,817	5,003
Tomkins PLC	22,652	80
Tullett Prebon PLC	20,315	188
Unilever PLC	32,541	1,220
Vodafone Group PLC	337,503	1,258
Vodafone Group PLC - ADR	71,630	2,673
Weir Group PLC (The)	5,771	93
WH Smith PLC	17,622	113
William Hill PLC	193,817	2,010
WM Morrison Supermarkets PLC	46,272	298
WPP Group PLC	362,599	4,642
Xstrata PLC	25,008	1,761

		78,666

United States - 0.4%
NYSE Euronext	855	74
Synthes, Inc.	14,256	1,762

		1,836

Total Common Stocks
(cost $342,859)		389,922

Preferred Stocks - 0.6%
Germany - 0.5%
Henkel KGaA	36,107	2,024
Volkswagen AG	115	17

		2,041

Italy - 0.1%
Unipol Gruppo Finanziario SpA	77,511	244

Total Preferred Stocks
(cost $2,116)		2,285

Non-U.S. Fund  47

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Notional Amount		Market Value $
Options Purchased - 0.0%
Switzerland - 0.0%
Swiss Market Index Futures
Mar 2008 8,398.00 Put (9)	CHF	668	40
Mar 2008 8,532.77 Put (13)	CHF	980	57

Total Options Purchased (cost $95)			97

	Principal Amount ($) or Shares
Short-Term Investments - 8.2%
United States - 8.2%
Russell Investment Company Money Market Fund	33,315,000		33,315
United States Treasury Bills (§)(z ) 2.952% due 03/20/08	2,200		2,184

Total Short-Term Investments
(cost $35,501)			35,499

Other Securities - 9.1%
State Street Securities Lending Quality Trust (×)	39,195,360		39,195

Total Other Securities
(cost $39,195)			39,195

Total Investments - 108.2%
(identified cost $419,766)			466,998
Other Assets and Liabilities,
Net - (8.2%)			(35,312)

Net Assets - 100.0%			431,686

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

48  Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
Long Positions
AEX Index (Netherlands) expiration date 01/08 (11)	EUR	1,137	24
CAC-40 Index (France) expiration date 01/08 (57)	EUR	3,204	45
DAX Index (Germany) expiration date 03/08 (23)	EUR	4,683	216
EUR STOXX 50 Index (EMU) expiration date 03/08 (96)	EUR	4,258	131
FTSE-100 Index (UK) expiration date 03/08 (119)	GBP	7,681	270
Hang Seng Index (Hong Kong) expiration date 01/08 (21)	HKD	29,306	10
MSCI Singapore Index expiration date 01/08 (1)	SGD	85	1
TOPIX Index (Japan) expiration date 03/08 (132)	JPY	1,940,400	(971)

Short Positions
IBEX Plus Index (Spain) expiration date 01/08 (19)	EUR	2,871	44
MIB-30 (Italy) expiration date 03/08 (9)	EUR	1,751	(19)
OMX Stockholm 30 Index (Sweden) expiration date 01/08 (100)	SEK	10,838	(15)
SPI 200 Index (Australia) expiration date 03/08 (44)	AUD	6,983	(111)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			(375)

Options Written (Number of Contracts)	Notional Amount		Market Value $
Switzerland
Swiss Market Index Futures
Mar 2008 8,398.00 Call (9)	CHF	668	(40)
Mar 2008 8,532.77 Call (13)	CHF	980	(57)

Total Liability for Options Written (premiums received $95)			(97)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund  49

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Index Swap Contracts

Fund Receives Underlying Security	Counter Party	Notional Amount		Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
MSCI Denmark Local Net Total Return Index	Merrill Lynch	DKK	3,994	1 Month EUR LIBOR minus 0.80%	03/19/08	(14)
MSCI Denmark Local Net Total Return Index	Merrill Lynch	DKK	708	1 Month EUR LIBOR minus 0.80%	03/19/08	(2)
MSCI Belgium Local Net Total Return Index	Merrill Lynch	EUR	325	1 Month EUR LIBOR plus 0.12%	03/19/08	11

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts						(5)

Industry Diversification (Unaudited)	% of Net Assets	Market Value $
Auto and Transportation	5.0	21,408
Consumer Discretionary	10.5	45,552
Consumer Staples	12.5	52,711
Financial Services	17.7	74,227
Health Care	6.8	29,616
Information Technology	0.2	791
Integrated Oils	5.1	21,533
Materials and Processing	8.7	38,040
Miscellaneous	1.2	4,922
Other Energy	1.3	5,858
Producer Durables	9.8	44,451
Technology	3.3	13,952
Utilities	8.8	39,146
Options Purchased	—	97
Short-Term Investments	8.2	35,499
Other Securities	9.1	39,195

Total Investments	108.2	466,998
Other Assets and Liabilities, Net	(8.2)	(35,312)

Net Assets	100.0	431,686

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $
Africa	0.1	416
Asia	5.1	22,067
Europe	47.4	204,530
Japan	15.8	68,155
Latin America	2.5	10,434
Middle East	0.4	1,590
Other Regions	9.6	41,945
United Kingdom	18.2	78,666
Other Securities	9.1	39,195

Total Investments	108.2	466,998
Other Assets and Liabilities, Net	(8.2)	(35,312)

Net Assets	100.0	431,686

See accompanying notes which are an integral part of the financial statements.

50  Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	25	CHF	29	01/03/08	—
USD	50	CHF	57	03/19/08	1
USD	111	EUR	77	01/02/08	2
USD	43	EUR	29	01/03/08	—
USD	288	EUR	200	03/19/08	5
USD	292	EUR	200	03/19/08	1
USD	295	EUR	200	03/19/08	(2)
USD	430	EUR	300	03/19/08	9
USD	732	EUR	500	03/19/08	(1)
USD	1,320	EUR	900	03/19/08	(3)
USD	1,903	EUR	1,300	03/19/08	(1)
USD	2,261	EUR	1,570	03/19/08	37
USD	2,345	EUR	1,627	03/19/08	36
USD	3,515	EUR	2,440	03/19/08	55
USD	5,857	EUR	4,067	03/19/08	94
USD	12,897	EUR	8,800	03/19/08	(21)
USD	13,600	EUR	9,300	03/19/08	7
USD	30	GBP	15	01/02/08	—
USD	26	GBP	13	01/03/08	—
USD	56	GBP	28	01/03/08	—
USD	199	GBP	100	03/19/08	—
USD	399	GBP	200	03/19/08	(1)
USD	504	GBP	250	03/19/08	(8)
USD	607	GBP	300	03/19/08	(11)
USD	1,313	GBP	650	03/19/08	(22)
USD	8,071	GBP	4,000	03/19/08	(125)
USD	9,091	GBP	4,500	03/19/08	(153)
USD	101	HKD	789	03/19/08	—
USD	234	HKD	1,822	03/19/08	—
USD	65	JPY	7,318	01/07/08	1
USD	77	JPY	8,624	01/08/08	—
USD	446	JPY	50,000	03/19/08	5
USD	545	JPY	60,000	03/19/08	(4)
USD	909	JPY	100,000	03/19/08	(6)
USD	909	JPY	100,000	03/19/08	(7)
USD	1,898	JPY	212,137	03/19/08	17
USD	2,182	JPY	240,000	03/19/08	(15)
USD	2,958	JPY	325,000	03/19/08	(24)
USD	3,912	JPY	430,000	03/19/08	(30)
USD	4,071	JPY	455,817	03/19/08	44
USD	4,869	JPY	535,000	03/19/08	(39)
USD	2	MXN	21	01/02/08	—
USD	2	MXN	21	01/03/08	—
USD	16,047	NOK	89,379	03/19/08	377
USD	87	SEK	571	03/19/08	1
USD	520	SGD	756	03/19/08	8
AUD	324	USD	276	03/19/08	(7)
AUD	324	USD	276	03/19/08	(7)
AUD	701	USD	598	03/19/08	(14)
CHF	6,601	USD	5,758	03/19/08	(99)
DKK	11	USD	2	03/19/08	—
DKK	890	USD	172	03/19/08	(3)
EUR	19	USD	28	01/02/08	—
EUR	39	USD	57	01/02/08	—
EUR	42	USD	61	01/02/08	—
EUR	39	USD	57	01/03/08	—
EUR	39	USD	57	01/03/08	—
EUR	100	USD	147	03/19/08	1
EUR	100	USD	148	03/19/08	2
EUR	200	USD	292	03/19/08	—
EUR	400	USD	586	03/19/08	1
EUR	500	USD	733	03/19/08	1
EUR	500	USD	733	03/19/08	1
EUR	600	USD	880	03/19/08	2
EUR	800	USD	1,178	03/19/08	7
EUR	1,200	USD	1,759	03/19/08	3
EUR	6,148	USD	8,844	03/19/08	(151)
EUR	8,100	USD	11,858	03/19/08	7
GBP	95	USD	189	01/02/08	—
GBP	61	USD	122	01/03/08	1
GBP	100	USD	202	03/19/08	3
GBP	100	USD	202	03/19/08	4
GBP	100	USD	204	03/19/08	5
GBP	200	USD	408	03/19/08	11
GBP	237	USD	477	03/19/08	7
GBP	250	USD	505	03/19/08	9
GBP	300	USD	606	03/19/08	11
GBP	570	USD	1,148	03/19/08	16
GBP	700	USD	1,415	03/19/08	25
GBP	1,140	USD	2,295	03/19/08	31
GBP	2,105	USD	4,254	03/19/08	73
GBP	3,000	USD	6,060	03/19/08	101
GBP	5,675	USD	11,414	03/19/08	142
JPY	5,000	USD	46	03/19/08	—
JPY	50,000	USD	450	03/19/08	(2)
JPY	50,000	USD	461	03/19/08	9
JPY	100,000	USD	905	03/19/08	2
JPY	150,000	USD	1,366	03/19/08	12
JPY	595,000	USD	5,411	03/19/08	39
NOK	3,259	USD	584	03/19/08	(15)
NOK	3,259	USD	585	03/19/08	(14)
NOK	18,725	USD	3,352	03/19/08	(89)
SEK	18,888	USD	2,878	03/19/08	(46)
SGD	22	USD	15	03/19/08	—
ZAR	751	USD	107	01/02/08	(3)

					303

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund  51

Russell Investment Funds

Non-U.S. Fund

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Australia	2.1
Austria	0.5
Belgium	0.4
Bermuda	1.2
Brazil	0.5
Canada	1.0
Cayman Islands	0.7
China	0.1
Czech Republic	0.2
Denmark	1.0
Egypt	0.4
Finland	1.6
France	12.9
Germany	8.3
Greece	0.2
Hong Kong	0.8
India	0.2
Indonesia	0.1
Ireland	0.5
Italy	3.5
Japan	15.8
Luxembourg	0.7
Mexico	0.1
Netherlands	4.2
Netherlands Antilles	—	*
Norway	0.2
Papua New Guinea	—	*
Portugal	0.2
Russia	0.4
Singapore	0.7
South Africa	0.1
South Korea	0.8
Spain	2.2
Sweden	1.3
Switzerland	8.3
Taiwan	0.2
Thailand	0.1
Turkey	0.2
United Kingdom	18.2
United States	0.4
Preferred Stocks	0.6
Options Purchased	—	*
Short-Term Investments	8.2
Other Securities	9.1

Total Investments	108.2
Other Assets and Liabilities Net	(8.2)

	100.0

Futures Contracts	(—)	*
Options Written	(—)	*
Foreign Currency Exchange Contracts	—	*
Index Swap Contracts	(—)	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

52  Non-U.S. Fund

(This page intentionally left blank)

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Real Estate Securities Fund
	Total Return
1 Year	(15.86)%
5 Years	19.03	%§
Inception*	14.17	%§

FTSE NAREIT Equity REIT Index **
	Total Return
1 Year	(15.69)%
5 Years	18.17	%§
Inception*	14.16	%§

*	The Fund commenced operations on April 30, 1999.
**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

54  Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Real Estate Securities Fund returned (15.86)%. This compared to the FTSE NAREIT Equity REIT Index, which returned (15.69)% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® Real Estate Funds (VIP) Average returned (14.87)%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund to benefit from property sectors with the strongest supply and demand fundamentals. The largest overweight positions were in the regional malls and office sectors. The market favored the more defensive sectors, including industrial, health care and specialty. As discussed below, sector positioning was a negative contributor to the Fund’s performance during the fiscal year.

The Fund maintained a primary focus on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the fiscal year, this positioning generally benefited the Fund during periods when the REIT market was rising, but detracted during periods when the market was declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Mergers and acquisitions activity was a positive contributor to the Fund’s performance. The Fund maintained overweight positions in two companies that were acquisition targets: Hilton Hotels Corporation and Archstone-Smith Trust. Both companies were acquired by private market investors at significant premiums to their share prices.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW underperformed the benchmark during the fiscal year due primarily to adverse sector selection. The primary detractors were underweight positions in the outperforming health care and specialty sectors. Stock selection had a neutral impact on performance.

INVESCO Institutional (N.A.) maintains a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the industrial and health care sectors. Positive sector selection was driven by an overweight in the health care sector and an underweight in the mixed industrial/office sector. An underweight in the outperforming specialty sector partially offset these positive effects.

RREEF America L.L.C.’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from stock selection. Stock selection was strongest in the shopping centers, apartments, health care and industrial sectors. Sector selection had a negative impact on overall performance, driven by underweight positions in the outperforming specialty and health care sectors.

Heitman Real Estate Securities LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark during the fiscal year, primarily as a result of effective stock selection. Stock selection was strongest in the regional malls, shopping centers, health care and apartments sectors. Sector selection detracted from performance, due primarily to an underweight in the outperforming specialty sector.

Cohen & Steers Capital Management Inc. was added to the Fund in May 2007 and manages a broadly diversified portfolio of global property securities. Cohen & Steers uses a bottom-up approach to portfolio construction, emphasizing the relationship between price and net asset value as the principal valuation metric. From its hire through the end of the fiscal year, its global portfolio had a positive impact on Fund performance. Investments in the Asia Pacific region, particularly in Hong Kong, had a positive contribution, but this was partially offset by investments in the underperforming United Kingdom market.

Real Estate Securities Fund  55

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

Cohen & Steers was added to the manager line-up in May 2007 at a 10% target weight to implement a global strategy for the Fund. The global strategy is intended to provide diversification benefits and the potential to participate in the evolving non-U.S. REIT market. The non-U.S. REIT market continues to grow as more countries adopt REIT structures.

Money Managers as of December 31, 2007	Styles
AEW Management and Advisors, L.P.	Value
Cohen & Steers Capital Management, Inc.	Global
Market-Oriented
Heitman Real Estate Securities LLC	Growth
INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
RREEF America L.L.C.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

56  Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$900.10	$1,020.42
Expenses Paid During Period*	$4.55	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Real Estate Securities Fund   57

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 96.4%
Apartments - 13.5%
Apartment Investment & Management Co. Class A (ö)(Ñ)	156,403	5,432
AvalonBay Communities, Inc. (ö)	189,941	17,881
BRE Properties, Inc. Class A (ö)(Ñ)	156,472	6,342
Camden Property Trust (ö)(Ñ)	158,900	7,651
Colonial Properties Trust (ö)	29,500	668
Deutsche Wohnen AG	3,915	120
Equity Residential (ö)(Ñ)	463,018	16,886
Essex Property Trust, Inc. (ö)(Ñ)	64,137	6,253
Home Properties, Inc. (ö)(Ñ)	11,000	493
Mid-America Apartment Communities, Inc. (ö)	34,700	1,483
UDR, Inc. (ö)(Ñ)	128,203	2,545

		65,754

Diversified - 10.4%
British Land Co. PLC (ö)	56,095	1,046
CA Immobilien Anlagen AG (Æ)	10,010	222
CapitaLand, Ltd.	29,000	125
Castellum AB	42,000	431
Cheung Kong Holdings, Ltd.	21,429	390
DB RREEF Trust (ö)	144,028	252
Eurocastle Investment, Ltd.	2,309	56
Forest City Enterprises, Inc. Class A	8,459	376
GPT Group (ö)	208,378	736
Great Eagle Holdings, Ltd.	203,361	751
Heiwa Real Estate Co., Ltd.	43,000	272
Helical Bar PLC	34,700	224
Henderson Land Development Co., Ltd.	158,822	1,472
Hysan Development Co., Ltd.	194,264	550
ICADE (ö)	1,372	205
iStar Financial, Inc. (ö)(Ñ)	56,000	1,459
IVG Immobilien AG	4,609	156
Kenedix Realty Investment Corp. Class A (ö)	25	165
Kerry Properties, Ltd.	15,000	120
Land Securities Group PLC (ö)	79,627	2,368
Mirvac Group (ö)	65,396	344
Mitsubishi Estate Co., Ltd.	100,000	2,397
Mitsui Fudosan Co., Ltd.	93,000	2,010
New World China Land, Ltd.	432,435	386
Sino Land Co.	133,912	470
Sino-Ocean Land Holdings, Ltd. (Æ)	944	1
Sponda OYJ	19,281	229
Stockland (ö)	52,925	390
Sumitomo Realty & Development Co., Ltd.	9,000	221
Sun Hung Kai Properties, Ltd.	66,409	1,397
Unibail-Rodamco (ö)	10,617	2,311
Vornado Realty Trust (ö)(Ñ)	294,397	25,892
Washington Real Estate Investment Trust (ö)(Ñ)	83,000	2,607
Wharf Holdings, Ltd.	120,577	622

		50,653

Free Standing Retail - 0.1%
Realty Income Corp. (ö)(Ñ)	24,400	659

Health Care - 8.0%
HCP, Inc. (ö)(Ñ)	253,550	8,818
Health Care REIT, Inc. (ö)(Ñ)	79,800	3,566
Healthcare Realty Trust, Inc. (ö)(Ñ)	36,300	922
LTC Properties, Inc. (ö)	40,000	1,002
Nationwide Health Properties, Inc. (ö)	301,050	9,444
Omega Healthcare Investors, Inc. (ö)	106,500	1,709
Senior Housing Properties Trust (ö)(Ñ)	86,000	1,951
Ventas, Inc. (ö)	257,300	11,643

		39,055

Industrial - 7.4%
AMB Property Corp. (ö)(Ñ)	126,200	7,264
DCT Industrial Trust, Inc. (ö)(Ñ)	275,800	2,568
First Potomac Realty Trust (ö)(Ñ)	62,800	1,086
Goodman Group (ö)	115,824	499
Prologis (ö)	379,969	24,082
Segro PLC (ö)	82,813	769

		36,268

Lodging/Resorts - 6.7%
Ashford Hospitality Trust, Inc. (ö)(Ñ)	125,800	905
DiamondRock Hospitality Co. (ö)(Ñ)	48,300	724
FelCor Lodging Trust, Inc. (ö)	77,950	1,215
Hospitality Properties Trust (ö)	16,000	516
Host Hotels & Resorts, Inc. (ö)	1,132,591	19,299
LaSalle Hotel Properties (ö)(Ñ)	83,213	2,654
Shangri-La Asia, Ltd.	151,211	470
Starwood Hotels & Resorts Worldwide, Inc.	155,609	6,851
Sunstone Hotel Investors, Inc. (ö)	10,951	200

		32,834

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (ö)	46,250	2,112

58  Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Mixed Industrial/Office - 1.0%
Liberty Property Trust (ö)(Ñ)	126,091	3,633
PS Business Parks, Inc. (ö)	23,400	1,229

		4,862

Office - 15.3%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	43,500	4,423
Alstria Office REIT-AG (Æ)(ö)	12,291	184
Beni Stabili SpA	355,394	385
BioMed Realty Trust, Inc. (ö)	200,561	4,647
Boston Properties, Inc. (ö)	224,473	20,609
Brandywine Realty Trust (ö)(Ñ)	206,881	3,709
Brookfield Properties Corp. (Ñ)	183,588	3,534
CapitaCommercial Trust (Æ)(ö)	147,000	250
Commonwealth Property Office Fund (ö)	488,644	664
Corporate Office Properties Trust SBI MD (ö)(Ñ)	58,600	1,846
DA Office Investment Corp. Class A (ö)	15	96
Derwent London PLC (ö)	53,227	1,485
Douglas Emmett, Inc. (ö)	291,690	6,595
Great Portland Estates PLC (ö)	94,633	897
Highwoods Properties, Inc. (ö)(Ñ)	35,400	1,040
Hongkong Land Holdings, Ltd.	274,000	1,345
HRPT Properties Trust (ö)(Ñ)	173,000	1,337
Kilroy Realty Corp. (ö)(Ñ)	70,862	3,895
Mack-Cali Realty Corp. (ö)(Ñ)	69,051	2,348
Maguire Properties, Inc. (ö)	13,678	403
Nomura Real Estate Office Fund, Inc. Class A (ö)	22	207
Norwegian Property ASA	16,291	198
Parkway Properties, Inc. (ö)(Ñ)	10,600	392
SL Green Realty Corp. (ö)(Ñ)	149,120	13,937
Societe Immobiliere de Location pour l’Industrie et le Commerce (ö)	1,741	254
Tishman Speyer Office Fund (ö)	137,300	195
Tokyo Tatemono Co., Ltd.	2,000	19

		74,894

Regional Malls - 16.0%
Aeon Mall Co., Ltd.	22,600	593
CBL & Associates Properties, Inc. (ö)(Ñ)	72,300	1,729
CFS Retail Property Trust (ö)	202,360	415
General Growth Properties, Inc. (ö)	376,220	15,493
Macerich Co. (The) (ö)(Ñ)	188,102	13,366
Simon Property Group, Inc. (ö)	447,627	38,881
Taubman Centers, Inc. (ö)(Ñ)	145,900	7,177
Westfield Group (ö)	34,463	631

		78,285

Self Storage - 4.4%
Extra Space Storage, Inc. (ö)(Ñ)	95,800	1,369
Public Storage (ö)(Ñ)	273,851	20,103

		21,472

Shopping Centers - 11.0%
Cedar Shopping Centers, Inc. (ö)	62,000	634
Citycon Oyj	46,277	246
Corio NV (ö)	3,418	275
Developers Diversified Realty Corp. (ö)	258,163	9,885
Federal Realty Invs Trust (ö)(Ñ)	206,458	16,960
Hammerson PLC (ö)	44,579	907
Kimco Realty Corp. (ö)(Ñ)	187,900	6,840
Kite Realty Group Trust (ö)(Ñ)	102,400	1,564
Mercialys SA (ö)	3,681	140
Regency Centers Corp. (ö)	191,467	12,348
Saul Centers, Inc. (ö)	17,600	940
Tanger Factory Outlet Centers (ö)(Ñ)	78,750	2,970

		53,709

Specialty - 2.2%
Digital Realty Trust, Inc. (ö)(Ñ)	167,700	6,435
DuPont Fabros Technology, Inc. (ö)(Ñ)	53,600	1,050
Entertainment Properties Trust (ö)(Ñ)	18,000	846
Plum Creek Timber Co., Inc. (ö)(Ñ)	49,500	2,279

		10,610

Total Common Stocks
(cost $402,796)		471,167

Warrants & Rights - 0.0%
Wharf Holdings, Ltd. (Æ)	15,071	21

Total Warrants & Rights
(cost $— )		21

Short-Term Investments - 3.1%
Russell Investment Company Money Market Fund	15,210,000	15,210

Total Short-Term Investments
(cost $15,210)		15,210

Real Estate Securities Fund  59

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Other Securities - 19.8%
State Street Securities Lending Quality Trust (×)	96,537,248	96,537

Total Other Securities
(cost $96,537)		96,537

Total Investments - 119.3%
(identified cost $514,543)		582,935
Other Assets and Liabilities,
Net - (19.3%)		(94,126)

Net Assets - 100.0%		488,809

See accompanying notes which are an integral part of the financial statements.

60  Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	3	AUD	4	01/02/08	—
USD	11	AUD	12	01/02/08	—
USD	13	AUD	15	01/02/08	—
USD	26	AUD	30	01/02/08	—
USD	4	AUD	5	01/03/08	—
USD	11	AUD	12	01/03/08	—
USD	15	AUD	17	01/03/08	—
USD	66	AUD	76	01/03/08	—
USD	63	HKD	492	01/02/08	—
USD	73	HKD	571	01/02/08	—
USD	58	HKD	452	01/08/08	—
USD	102	SGD	148	01/02/08	—
EUR	6	USD	8	01/03/08	—
EUR	9	USD	13	01/03/08	—
EUR	12	USD	17	01/03/08	—
SGD	39	USD	27	01/02/08	—
SGD	14	USD	10	01/03/08	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					—

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Apartments	13.5
Diversified	10.4
Free Standing Retail	0.1
Health Care	8.0
Industrial	7.4
Lodging/Resorts	6.7
Manufactured Homes	0.4
Mixed Industrial/Office	1.0
Office	15.3
Regional Malls	16.0
Self Storage	4.4
Shopping Centers	11.0
Specialty	2.2
Warrants & Rights	—	*
Short-Term Investments	3.1
Other Securities	19.8

Total Investments	119.3
Other Assets and Liabilities, Net	(19.3)

	100.0

Foreign Currency Exchange Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund  61

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Core Bond Fund
	Total Return
1 Year	7.24%
5 Years	4.74	%§
10 Years	5.63	%§

Lehman Brothers Aggregate Bond Index **
	Total Return
1 Year	6.97%
5 Years	4.42	%§
10 Years	5.97	%§

*	Assumes initial investment on January 1, 1998.
**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

62  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Core Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the fiscal year ended December 31, 2007, the Core Bond Fund gained 7.24%. This compared to its benchmark the Lehman Brothers Aggregate Bond Index, which gained 6.97%. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2007, the Lipper® BBB Rated Corp Debt Funds (VIP) Average returned 5.27%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ flight to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. Given that the Fund’s money managers typically invest in non-Treasury sectors, the Fund was generally hurt by exposure to so-called “spread sectors” (e.g., mortgages, corporates, asset-backed securities), but benefited significantly by underweighting investment grade corporates versus its benchmark.

The decline in short-term interest rates benefited the Fund as several of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase. Therefore, the increase in duration had a positive impact on performance.

Finally, as the Federal Reserve decreased the federal funds rate, intermediate maturity yields also declined resulting in a shift in yields otherwise known as a shift in the yield curve. This yield curve movement benefited the Fund as the Fund’s money managers anticipated the change and varied the maturity of their holdings.

Overall, managers’ investment decisions resulted in the Fund outperforming both its Index and its peers as measured by the Lipper® BBB Rated Corp Debt Funds (VIP) Average.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

By far, the largest impact on Fund performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk) and the concern with the consumer’s ability to make mortgage payments. This fear of consumer creditworthiness also spread to broader market sectors and securities that have less exposure to consumer risk, which in turn added to volatility and lower returns. The Fund’s exposure to consumer-related investments in mortgage-backed and asset-backed sectors negatively impacted performance in these sectors. Being defensively positioned with respect to credit, however, was beneficial.

At the manager level, Pacific Investment Management Company LLC (“PIMCO”) was the best performing manager mainly due to its yield curve and sector allocation decisions. Goldman Sachs Asset Management, L.P. also generated positive performance as duration management as well as investments in securities outside of the United States generated positive excess return. Bear Stearns Asset Management Inc. underperformed over the year due to its duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of December 31, 2007	Styles
Bear Stearns Asset Management Inc.	Sector Rotation
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

Core Bond Fund  63

Russell Investment Funds

Core Bond Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,060.60	$1,021.68
Expenses Paid During Period*	$3.64	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

64  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 90.6%
Asset-Backed Securities - 3.6%
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2 5.165% due 07/25/34	41	40
ACE Securities Corp. (Ê)
Series 2003-OP1 Class M2 6.365% due 12/25/33	55	53
Series 2005-SD3 Class A 5.265% due 08/25/45	236	223
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2 6.515% due 01/25/34	110	72
American Express Credit Account Master Trust (Ê)
Series 2004-C Class C (Å) 5.528% due 02/15/12	207	207
Series 2005-3 Class A 5.028% due 01/18/11	700	700
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1 7.236% due 02/25/33	90	67
Series 2004-R8 Class A5 5.235% due 09/25/34	29	29
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3 5.865% due 02/28/41	190	183
CIT Mortgage Loan Trust (Ê)(Þ)
Series 2007-1 Class 2A1 5.865% due 10/01/37	425	418
Series 2007-1 Class 2A2 6.115% due 10/01/37	130	124
Series 2007-1 Class 2A3 6.239% due 10/01/37	180	164
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3 3.989% due 02/25/31	7	7
Series 2004-AB2 Class M3 (Ê) 5.465% due 05/25/36	95	83
Series 2004-BC1 Class M1 (Ê) 5.365% due 02/25/34	95	88
Series 2006-11 Class 1AF4 6.300% due 09/25/46	170	158
Countrywide Home Equity Loan Trust (Ê)
Series 2006-HW Class 2A1B 5.178% due 11/15/36	698	652
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-FF1 Class A3 4.915% due 11/25/36	213	207
GMAC Mortgage Corp. Loan Trust
Series 2007-HE3 Class 2A1 7.000% due 09/25/37	97	98
GSAA Trust
Series 2006-2 Class 2A3 (Ê) 5.135% due 12/25/35	320	314
Series 2006-4 Class 1A2 5.951% due 03/25/36	234	232
GSAMP Trust (Ê)
Series 2003-HE2 Class M1 5.515% due 08/25/33	131	117
Series 2004-SEA Class A2A 5.155% due 03/25/34	59	59
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A 5.239% due 01/20/34	224	219
Series 2007-3 Class APT 6.149% due 11/20/36	434	424
Home Equity Asset Trust (Ê)
Series 2005-2 Class 2A2 5.065% due 07/25/35	4	4
HSI Asset Securitization Corp. Trust (Ê)
Series 2006-HE2 Class 2A1 4.833% due 12/25/36	73	70
Indymac Residential Asset Backed Trust (Ê)
Series 2006-H2 Class A 4.950% due 06/28/36	427	387
Lehman XS Trust (Ê)
Series 2005-1 Class 2A2 4.660% due 07/25/35	117	117
Series 2006-16N Class A1A 4.945% due 11/25/46	173	166
Series 2007-4N Class 3A2A 5.683% due 04/25/37	900	846
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1 5.145% due 10/25/34	5	4
Series 2006-9 Class 2A1 4.925% due 10/25/36	606	591
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2 7.340% due 08/25/33	57	48

Core Bond Fund  65

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3 6.965% due 09/25/33	38	32
Series 2006-HE7 Class A2A 4.915% due 09/25/36	552	538
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2 5.395% due 02/25/35	215	202
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2 6.565% due 04/25/33	48	41
Series 2003-3 Class M3 6.865% due 06/25/33	38	29
Series 2003-4 Class M2 6.515% due 07/25/33	31	28
Park Place Securities, Inc. (Ê)
Series 2005-WCW Class M1 5.315% due 09/25/35	210	176
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3 5.680% due 01/25/36	230	228
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1 5.357% due 05/25/35	80	70
Series 2005-2 Class AF4 4.934% due 08/25/35	85	78
Series 2006-1 Class AF6 5.746% due 05/25/36	175	162
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A 5.980% due 12/25/33	197	196
Series 2006-RZ4 Class A1A (Ê) 4.945% due 10/25/36	711	692
Residential Asset Securities Corp.
Series 2003-KS2 Class MI1 4.800% due 04/25/33	450	426
Series 2003-KS2 Class MI3 6.100% due 04/25/33	83	61
Series 2006-KS9 Class AI1 (Ê) 4.935% due 11/25/36	168	164
Series 2007-KS2 Class AI1 (Ê) 4.935% due 02/25/37	390	382
SBI Heloc Trust (Ê)(þ)
Series 2006-1A Class 1A2A 5.035% due 08/25/36	113	108
SLM Student Loan Trust (Ê)
Series 2007-3 Class A1 5.074% due 10/27/14	683	682
Small Business Administration
Series 2000-P10 Class 1 7.449% due 08/10/10	6	6
Soundview Home Equity Loan Trust
Series 2006-2 Class A2 (Ê) 4.995% due 03/25/36	155	154
Series 2006-WF1 Class A2 5.645% due 10/25/36	290	287
Structured Asset Investment Loan Trust (Ê)
Series 2005-3 Class M2 5.305% due 04/25/35	120	100
Structured Asset Securities Corp.
Series 2004-19X Class A2 4.370% due 10/25/34	120	119
Series 2006-BC3 Class A2 (Ê) 4.915% due 10/25/36	182	179
VTB 24 Capital PLC (Ê) 5.971% due 12/07/09	100	97

		12,408

Certificates of Deposit - 0.2%
Calyon NY
5.204% due 01/16/09	300	300
Nordea Bank Finland PLC
5.443% due 04/09/09	400	400

		700

Corporate Bonds and Notes - 19.0%
Abbott Laboratories
5.600% due 05/15/11	260	269
5.875% due 05/15/16	80	84
Ace Capital Trust II
9.700% due 04/01/30	175	222
Alamosa Delaware, Inc.
8.500% due 01/31/12	100	102
Alion Science and Technology Corp.
10.250% due 02/01/15	200	171
Allied Waste NA, Inc. (Ñ)
Series B 7.125% due 05/15/16	90	89
Altria Group, Inc.
7.750% due 01/15/27	25	32
American Casino & Entertainment Properties LLC
7.850% due 02/01/12	115	119
American Electric Power Co., Inc.
Series C 5.375% due 03/15/10	35	36

66  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Express Bank FSB
Series BKNT 6.000% due 09/13/17	400	402
American Express Centurion Bank
Series BKNT 5.550% due 10/17/12	250	254
Series BKN1 6.000% due 09/13/17	400	402
American General Finance Corp.
4.875% due 05/15/10	225	226
6.900% due 12/15/17	400	400
American International Group, Inc.
4.700% due 10/01/10	130	130
5.375% due 10/18/11	195	198
5.050% due 10/01/15	265	256
5.850% due 01/16/18	900	906
6.250% due 03/15/87	150	134
Americo Life, Inc. (Å)
7.875% due 05/01/13	75	77
Amkor Technology, Inc.
7.750% due 05/15/13	175	165
Anadarko Petroleum Corp.
5.950% due 09/15/16	100	102
ANZ Capital Trust (ƒ)(Þ)
4.484% due 12/31/49	225	221
Appalachian Power Co.	65	66
Series O 5.650% due 08/15/12
Arizona Public Service Co.
5.800% due 06/30/14	100	100
6.250% due 08/01/16	150	153
AT&T Mobility LLC
6.500% due 12/15/11	120	126
AT&T, Inc.
5.100% due 09/15/14	45	45
6.500% due 09/01/37	125	131
6.300% due 01/15/38	875	889
Atmos Energy Corp.
6.350% due 06/15/17	65	66
BAE Systems Holdings, Inc. (Þ)
6.400% due 12/15/11	395	416
Bank of America Corp.
5.875% due 02/15/09	80	81
4.875% due 11/06/09 (Ê)	100	100
5.625% due 10/14/16	115	116
6.000% due 09/01/17	335	342
5.750% due 12/01/17	150	150
Bank of America NA
Series BKNT (Ê)
5.133% due 06/12/09	700	698
5.271% due 06/15/16	200	195
Bank of New York Mellon Corp. (The)
5.125% due 11/01/11	215	218
Bausch & Lomb, Inc. (Þ)
9.875% due 11/01/15	125	127
Bear Stearns Cos., Inc. (The)
5.494% due 07/16/09 (Ê)	1,200	1,154
6.950% due 08/10/12	600	617
BellSouth Corp.
4.240% due 04/26/21 (Þ)	300	299
6.550% due 06/15/34	35	36
Bellsouth Telecommunications, Inc.
7.000% due 12/01/95	245	255
BNP Paribas Capital Trust (ƒ)(Å)
9.003% due 12/29/49	450	482
Boardwalk Pipelines, LP
5.875% due 11/15/16	225	230
Boeing Capital Corp., Ltd. (Ñ)
6.100% due 03/01/11	50	52
Burlington Northern Santa Fe Corp.
5.650% due 05/01/17	105	104
6.875% due 12/01/27	25	26
6.750% due 03/15/29	10	10
California Steel Industries, Inc.
6.125% due 03/15/14	385	339
Caterpillar Financial Services Corp.
4.965% due 05/18/09 (Ê)	1,100	1,097
4.300% due 06/01/10	170	169
4.850% due 12/07/12 (Ñ)	145	145
5.850% due 09/01/17	95	98
Catlin Insurance Co., Ltd. (ƒ)(Å)
7.249% due 12/31/49	100	91
CenterPoint Energy Houston Electric LLC
Series J2 5.700% due 03/15/13	110	111
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	50	51
Series B 7.875% due 04/01/13	165	181
Chubb Corp.
6.375% due 03/29/37 (Ñ)	175	171
6.000% due 05/11/37	95	90
CIT Group, Inc.
6.875% due 11/01/09	45	45

Core Bond Fund  67

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Citigroup Capital XXI
8.300% due 12/21/77	100	106
Citigroup Funding, Inc. (Ê)
4.896% due 04/23/09	100	99
4.858% due 06/26/09	200	197
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNA 5.091% due 03/17/09	200	198
Citigroup, Inc.
5.024% due 01/30/09 (Ê)	100	99
5.228% due 12/28/09 (Ê)	400	393
6.500% due 01/18/11	245	256
5.500% due 08/27/12 (Ñ)	200	204
5.850% due 07/02/13	425	438
4.700% due 05/29/15 (Ñ)	50	47
5.850% due 08/02/16 (Ñ)	55	56
6.000% due 08/15/17 (Ñ)	400	408
6.125% due 08/25/36	300	284
Citizens Communications Co.(Ñ)
9.250% due 05/15/11	125	135
Clorox Co.
4.200% due 01/15/10	100	99
CNA Financial Corp.
6.500% due 08/15/16	125	128
Columbus Southern Power Co.
Series C 5.500% due 03/01/13	10	10
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/22	125	159
Comcast Cable Holdings LLC
9.800% due 02/01/12	180	208
7.875% due 08/01/13	335	367
Comcast Corp.
5.900% due 03/15/16	115	116
6.500% due 01/15/17	65	68
6.450% due 03/15/37	80	81
Commonwealth Edison Co.
6.950% due 07/15/18	50	51
5.900% due 03/15/36	75	70
Series 105 5.400% due 12/15/11	125	126
Series 98 6.150% due 03/15/12	80	83
Community Health Systems, Inc.
8.875% due 07/15/15	165	168
COX Communications, Inc.
4.625% due 01/15/10 (Ñ)	350	347
5.875% due 12/01/16 (Þ)	75	75
Credit Suisse USA, Inc.
4.875% due 08/15/10	65	66
5.250% due 03/02/11 (Ñ)	55	56
6.500% due 01/15/12	25	26
5.500% due 08/15/13 (Ñ)	45	46
4.875% due 01/15/15	55	54
CSC Holdings, Inc.
Series B
8.125% due 07/15/09	210	213
8.125% due 08/15/09	175	178
6.750% due 04/15/12	90	86
CVS Caremark Corp.
5.750% due 08/15/11	215	220
5.750% due 06/01/17	180	181
Daimler Finance NA LLC
5.461% due 03/13/09 (Ê)	400	398
5.541% due 03/13/09 (Ê)(Ñ)	300	298
6.500% due 11/15/13	145	152
Dayton Power & Light Co. (The)
5.125% due 10/01/13	135	134
DCP Midstream LLC (Ñ)
6.875% due 02/01/11	20	21
Delta Air Lines, Inc.
Series 00-1 7.570% due 11/18/10	205	207
Detroit Edison Co. (The)
6.350% due 10/15/32	50	51
Devon Financing Corp. ULC
7.875% due 09/30/31	100	121
Dex Media West LLC/Dex Media Finance Co.
Series B 9.875% due 08/15/13	245	255
Dominion Resources, Inc.
Series A 5.200% due 01/15/16	240	233
Series B 6.250% due 06/30/12 (Ñ)	66	69
DPL, Inc.
6.875% due 09/01/11	193	205
Drummond Co., Inc. (Þ)
7.375% due 02/15/16	160	148
Echostar DBS Corp.
7.125% due 02/01/16	125	128
El Paso Corp.
8.050% due 10/15/30	200	208
El Paso Natural Gas Co.
7.500% due 11/15/26	100	105

68  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Eli Lilly & Co. (Ñ)
5.200% due 03/15/17	305	305
Energy Transfer Partners, LP
5.950% due 02/01/15	325	319
Enterprise Products Operating, LP
4.950% due 06/01/10	125	125
8.375% due 08/01/66	100	102
Exelon Generation Co. LLC
6.200% due 10/01/17	40	40
FedEx Corp.
7.600% due 07/01/97	75	89
Financing Corp.
Principal Only STRIP Series 2P Zero coupon due 11/30/17	60	38
Series 6P Zero coupon due 08/03/18	300	184
Series 10P Zero coupon due 11/30/17	510	325
Series 15P Zero coupon due 03/07/19	70	42
FirstEnergy Corp.
Series B 6.450% due 11/15/11	280	289
Series C 7.375% due 11/15/31	125	137
Fiserv, Inc.
6.125% due 11/20/12	335	341
Ford Motor Credit Co. LLC
7.875% due 06/15/10	200	185
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/17	415	445
General Electric Capital Corp.
5.250% due 01/20/10 (Ê)	200	198
5.250% due 10/19/12	175	179
6.375% due 11/15/67	1,900	1,962
Series GMTN 5.500% due 04/28/11	220	226
Series MTN (Ê) 5.095% due 10/26/09	500	499
Series MTNA 5.450% due 01/15/13	405	417
General Electric Co.
5.250% due 12/06/17	65	65
Goldman Sachs Group, Inc. (The)
5.248% due 03/30/09 (Ê)	400	398
6.875% due 01/15/11	565	599
5.350% due 01/15/16 (Ñ)	410	406
5.625% due 01/15/17 (Ñ)	80	78
6.250% due 09/01/17 (Ñ)	600	624
6.750% due 10/01/37	935	916
GrafTech Finance, Inc.
10.250% due 02/15/12	125	129
Harrah’s Operating Co., Inc.
5.500% due 07/01/10	125	116
Hawaiian Telcom Communications, Inc. (Ê)
Series B 10.318% due 05/01/13	240	242
HCA, Inc.
9.125% due 11/15/14	125	130
9.250% due 11/15/16	120	126
HCP, Inc.
5.950% due 09/15/11	300	301
Historic TW, Inc.
8.050% due 01/15/16	195	217
6.625% due 05/15/29	10	10
Home Depot, Inc.
5.400% due 03/01/16	35	33
HSBC Finance Corp.
5.240% due 10/21/09 (Ê)	100	100
5.213% due 03/12/10 (Ê)	300	294
5.137% due 05/10/10 (Ê)	100	97
6.375% due 11/27/12	185	190
5.000% due 06/30/15	110	105
Idearc, Inc.
8.000% due 11/15/16	125	115
Inmarsat Finance PLC (Ñ)
10.375% due 11/15/12	125	121
International Business Machines Corp.
7.125% due 12/01/96	230	250
International Lease Finance Corp.
5.750% due 06/15/11	80	81
5.625% due 09/20/13 (Ñ)	80	80
International Paper Co.
5.850% due 10/30/12	510	519
International Steel Group, Inc. (Ñ)
6.500% due 04/15/14	210	216
iPCS, Inc. (Ê)
7.036% due 05/01/13	35	33
iStar Financial, Inc.
Series B 5.125% due 04/01/11	200	178
Jersey Central Power & Light Co.
5.625% due 05/01/16	90	88
Johnson & Johnson
5.550% due 08/15/17	75	79
5.950% due 08/15/37	40	43
JP Morgan Chase Bank
Series EMTN 6.000% due 05/22/45	860	758

Core Bond Fund  69

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
JPMorgan Chase & Co.
5.600% due 06/01/11	115	119
5.375% due 01/15/14	170	169
6.000% due 01/15/18	265	270
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	70	71
6.000% due 10/01/17	400	407
Kellogg Co.
Series B 6.600% due 04/01/11	445	472
Kerr-McGee Corp.
6.950% due 07/01/24	125	134
Kraft Foods, Inc.
5.625% due 11/01/11	575	588
6.500% due 08/11/17	100	103
6.125% due 02/01/18	200	202
Kroger Co. (The)
8.000% due 09/15/29	15	17
7.500% due 04/01/31	25	28
L-3 Communications Corp.
Series B 6.375% due 10/15/15	125	123
Lehman Brothers Holdings, Inc.
5.241% due 01/23/09 (Ê)(Ñ)	600	588
5.320% due 04/03/09 (Ê)	400	391
5.170% due 05/25/10 (Ê)	200	192
5.250% due 02/06/12	85	84
5.375% due 10/17/12	250	348
6.200% due 09/26/14 (Ñ)	375	382
5.500% due 04/04/16	100	96
Level 3 Communications, Inc.
6.000% due 09/15/09	60	56
Level 3 Financing, Inc.
12.250% due 03/15/13	150	152
M&T Bank Corp.
5.375% due 05/24/12	215	214
Mandalay Resort Group
6.500% due 07/31/09	90	90
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	84	78
Mashantucket Western Pequot Tribe (Þ)
8.500% due 11/15/15	235	237
McLeodUSA, Inc. (Þ)
10.500% due 10/01/11	225	251
MedQuest, Inc. (Ñ)
Series B 11.875% due 08/15/12	225	235
Merrill Lynch & Co., Inc.
5.211% due 12/04/09 (Ê)	200	194
6.050% due 08/15/12	290	296
6.050% due 05/16/16	85	84
5.700% due 05/02/17 (Ñ)	65	62
6.400% due 08/28/17 (Ñ)	435	442
Series MTN (Ê) 4.948% due 05/08/09	900	876
Series MTNC 4.250% due 02/08/10	25	25
MetLife, Inc.
6.400% due 12/15/36	100	92
Metropolitan Life Global Funding I (Ê)(Þ)
4.945% due 05/17/10	400	397
MGM Mirage
6.750% due 09/01/12	300	292
Midamerican Energy Holdings Co.
6.125% due 04/01/36	150	150
Miller Brewing Co. (Þ)
5.500% due 08/15/13	110	111
Mohegan Tribal Gaming Authority
8.000% due 04/01/12	125	127
Morgan Stanley
4.925% due 05/07/09 (Ê)	300	296
5.375% due 10/15/15	125	122
5.550% due 04/27/17	70	68
6.250% due 08/28/17 (Ñ)	100	102
5.950% due 12/28/17 (Ñ)	225	225
Series GMTN
5.006% due 02/09/09 (Ê)	500	494
5.750% due 08/31/12	125	128
Series MTN (Ê) 5.333% due 01/15/10	300	297
Natexis Ambs Co. LLC (ƒ)(Þ)
8.440% due 12/29/49	120	122
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	45	46
5.450% due 04/10/17	215	214
Neff Corp. (Ñ)
10.000% due 06/01/15	80	44
Nelnet, Inc.
7.400% due 09/29/36	125	120
Nevada Power Co.
Series L 5.875% due 01/15/15	100	99
New Cingular Wireless Services, Inc.
7.875% due 03/01/11	150	162
8.125% due 05/01/12	155	172
8.750% due 03/01/31	85	110

70  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
News America Holdings, Inc.
7.750% due 12/01/45	65	70
7.900% due 12/01/95	90	100
8.250% due 10/17/96	20	23
News America, Inc. (Å)
6.650% due 11/15/37	225	232
NGPL PipeCo LLC (Þ)
6.514% due 12/15/12	200	203
Nisource Finance Corp.
7.875% due 11/15/10	125	133
6.400% due 03/15/18	145	145
Noranda Aluminium Acquisition Corp. (Ê)(Þ)
8.738% due 05/15/15	130	109
Norfolk Southern Corp.
7.700% due 05/15/17	20	23
7.050% due 05/01/37	90	98
7.900% due 05/15/97	470	544
Nuveen Investments, Inc. (Þ)
10.500% due 11/15/15	235	234
Ohio Power Co.
Series F 5.500% due 02/15/13	20	20
ONEOK Partners, LP
6.650% due 10/01/36	100	101
6.850% due 10/15/37	100	104
Pacific Gas & Electric Co.
4.200% due 03/01/11	60	59
6.050% due 03/01/34	95	95
PAETEC Holding Corp. (Þ)
9.500% due 07/15/15	305	297
PartnerRe Finance II
6.440% due 12/01/66	50	44
Phoenix Life Insurance Co. (Þ)
7.150% due 12/15/34	150	164
Pride International, Inc.
7.375% due 07/15/14	185	190
Progress Energy, Inc.
7.100% due 03/01/11	77	82
5.625% due 01/15/16	40	40
7.000% due 10/30/31	90	98
Prudential Financial, Inc.
6.000% due 12/01/17	110	110
Qwest Corp.
7.625% due 06/15/15	100	102
RBS Capital Trust III (ƒ)
5.512% due 09/29/49	200	184
Reckson Operating Partnership, LP
7.750% due 03/15/09	25	26
5.150% due 01/15/11	92	93
Reinsurance Group of America, Inc. (Ñ)
6.750% due 12/15/65	75	67
Residential Capital LLC
7.875% due 06/30/10	200	128
Rohm & Haas Co. (Ñ)
6.000% due 09/15/17	100	102
Ryerson, Inc. (Þ)
12.000% due 11/01/15	225	222
Safeway, Inc.
7.250% due 02/01/31	20	22
SB Treasury Co. LLC (ƒ)(Å)
12/29/2049
9.400% due 12/29/49	350	357
Schering-Plough Corp.
5.550% due 12/01/13	200	202
Simon Property Group, LP
5.600% due 09/01/11	200	201
Southern Natural Gas Co.
7.350% due 02/15/31	75	78
Spansion, Inc. (Ñ)(Þ)
11.250% due 01/15/16	45	38
Sprint Capital Corp.
7.625% due 01/30/11	350	365
8.750% due 03/15/32	70	79
Sprint Nextel Corp.
6.000% due 12/01/16	350	335
SPX Corp. (Þ)
7.625% due 12/15/14	75	77
Swiss Re Capital I, LP (ƒ)(Þ)
6.854% due 05/29/49	225	221
Symetra Financial Corp. (Å)
6.125% due 04/01/16	150	149
Temple-Inland, Inc.
7.875% due 05/01/12	202	223
Tennessee Gas Pipeline Co. (Ñ)
7.000% due 10/15/28	50	50
Time Warner Cable, Inc.
5.400% due 07/02/12	600	601
5.850% due 05/01/17	155	155
6.550% due 05/01/37 (Ñ)	175	179
Time Warner, Inc. (Ñ)
5.875% due 11/15/16	400	398
Travelers Cos., Inc. (The)
5.375% due 06/15/12	40	41
6.250% due 06/15/37	100	97
Travelport LLC (Ñ)
11.875% due 09/01/16	130	139
UBS AG
Series MTN Zero coupon due 12/31/17	270	157

Core Bond Fund  71

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Unilever Capital Corp. (Ñ)
5.900% due 11/15/32	130	129
Union Electric Co.
6.400% due 06/15/17	205	215
Union Pacific Corp.
6.125% due 01/15/12	120	125
Union Planters Corp.
7.750% due 03/01/11	50	53
United States Steel Corp.
5.650% due 06/01/13	135	131
6.050% due 06/01/17	95	89
6.650% due 06/01/37	40	36
United Technologies Corp.
5.375% due 12/15/17	145	146
UnitedHealth Group, Inc.
5.250% due 03/15/11	95	96
6.000% due 06/15/17 (Þ)	35	35
6.500% due 06/15/37 (Þ)	45	45
Verizon Communications, Inc. (Ê)
5.280% due 04/03/09	500	495
Verizon Global Funding Corp. (Ñ)
6.875% due 06/15/12	1,465	1,585
Wachovia Capital Trust III (ƒ)
5.800% due 03/15/42	125	112
Wachovia Corp.
5.625% due 10/15/16	100	99
5.750% due 06/15/17 (Ñ)	155	154
Wachovia Mortgage FSB (Ê)
Series BKNT 4.938% due 05/08/09	1,000	1,001
Wells Fargo & Co.
5.250% due 10/23/12	135	136
4.950% due 10/16/13	65	65
5.625% due 12/11/17	1,005	1,006
Wells Fargo Bank NA
5.750% due 05/16/16	140	142
Weyerhaeuser Co.
6.750% due 03/15/12	400	420
Windstream Corp.
8.625% due 08/01/16	125	131
Wyeth
6.950% due 03/15/11	285	304
5.500% due 03/15/13	140	144
5.950% due 04/01/37	140	140
Xerox Corp.
5.500% due 05/15/12	185	188

		65,682

International Debt - 6.4%
Abbey National PLC (ƒ)
6.700% due 06/29/49	150	147
Altos Hornos de Mexico SA de CV (Ø)
Series A 11.375% due 04/30/49	220	158
America Movil SAB de CV
5.500% due 03/01/14	100	99
Argentina Bonos
Series VII 7.000% due 09/12/13	650	572
Aspen Insurance Holdings, Ltd.
6.000% due 08/15/14	50	51
AstraZeneca PLC (Ñ)
5.900% due 09/15/17	100	105
AXA SA
8.600% due 12/15/30	35	43
6.463% due 12/31/49 (ƒ)(Ñ)(Þ)	100	90
Bank of Scotland PLC (Ê)(Þ)
Series MTN 5.254% due 07/17/09	300	300
Barclays Bank PLC
5.450% due 09/12/12	1,300	1,331
6.050% due 12/04/17 (Þ)	200	199
BNP Paribas (ƒ)(Þ)
5.186% due 06/29/49	300	273
British Telecommunications PLC
8.625% due 12/15/10	300	329
9.125% due 12/15/30	5	7
Canadian Natural Resources, Ltd.
6.000% due 08/15/16	40	41
5.700% due 05/15/17 (Ñ)	75	75
6.500% due 02/15/37	170	170
CIT Group Funding Co. of Canada
5.600% due 11/02/11	80	76
Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/09	200	216
Conoco Funding Co.
6.350% due 10/15/11	340	361
Deutsche Bank AG (Ñ)
6.000% due 09/01/17	600	622
Deutsche Telekom International Finance BV
5.064% due 03/23/09 (Ê)	300	299
8.000% due 06/15/10	60	64
5.375% due 03/23/11	75	76
8.250% due 06/15/30 (Ñ)	180	225

72  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
DNB Nor Bank ASA (Ê)(Þ)
5.313% due 10/13/09	1,000	1,000
Egypt Government AID Bonds
4.450% due 09/15/15	295	293
EnCana Corp. (Ñ)
6.500% due 02/01/38	225	233
Endurance Specialty Holdings, Ltd.
6.150% due 10/15/15	100	98
Enel Finance International SA (Þ)
6.250% due 09/15/17	600	607
Export-Import Bank of China (Þ)
4.875% due 07/21/15	110	108
Export-Import Bank of Korea
5.125% due 02/14/11	100	100
5.500% due 10/17/12	100	100
Federative Republic of Brazil (Ñ)
6.000% due 01/17/17	590	599
10.25% due 01/10/28	1,845	995
FMG Finance Pty, Ltd. (Þ)
10.625% due 09/01/16	565	647
Gaz Capital for Gazprom (Å)
6.212% due 11/22/16	115	110
GTL Trade Finance, Inc. (Þ)
7.250% due 10/20/17	105	107
HSBC Holdings PLC (Ñ)
6.500% due 05/02/36	175	170
6.500% due 09/15/37	100	97
Inco, Ltd.
5.700% due 10/15/15	175	175
Intelsat Bermuda, Ltd.
8.886% due 01/15/15 (Ê)	110	110
11.250% due 06/15/16	270	279
Intelsat Subsidiary Holding Co., Ltd.
8.625% due 01/15/15	205	206
Intergen NV (Þ)
9.000% due 06/30/17	185	195
Ispat Inland ULC
9.750% due 04/01/14	639	692
Korea Development Bank (Ê)(Ñ)
5.370% due 04/03/10	900	897
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	60	61
Lukoil International Finance BV (Þ)
6.356% due 06/07/17	340	322
Mizuho Financial Group Cayman, Ltd. (Þ)
5.790% due 04/15/14	100	105
MUFG Capital Finance 1, Ltd. (ƒ)
6.346% due 07/25/99	200	189
Peruvian Government International Bond (Ñ)
8.375% due 05/03/16	160	188
Petrobras International Finance Co. (Ñ)
8.375% due 12/10/18	295	351
Province of Quebec Canada Series PJ
6.125% due 01/22/11	390	412
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
5.298% due 09/30/20	75	73
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ)
5.838% due 09/30/27	250	236
Resona Bank, Ltd. (ƒ)(Þ)
5.850% due 09/29/49	255	237
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Å)
7.191% due 12/29/49	325	322
Rogers Wireless, Inc.
6.375% due 03/01/14	365	376
Royal Bank of Scotland Group PLC (ƒ)
6.990% due 10/29/49 (Å)	450	449
Series 1 9.118% due 03/31/49	700	748
Russia Government International Bond (Þ)
7.500% due 03/31/30	342	389
Santander Perpetual SA Unipersonal (ƒ)(Þ)
6.671% due 10/29/49	300	301
Sanwa Finance Aruba AEC
8.350% due 07/15/09	135	142
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Å)
6.078% due 01/29/49	100	92
Sumitomo Mitsui Banking Corp. (ƒ)(Þ)
5.625% due 07/29/49	400	374
Systems 2001 Asset Trust LLC (Þ)
7.156% due 12/15/11	88	92
Telecom Italia Capital SA
4.875% due 10/01/10	150	149
6.200% due 07/18/11	105	108
5.250% due 10/01/15	150	146
Telefonica Emisiones SAU
5.226% due 06/19/09 (Ê)	300	298
6.221% due 07/03/17	90	94
TNK-BP Finance SA (Þ)
7.500% due 03/13/13	110	110
Transocean, Inc.
6.800% due 03/15/38	50	51
Tyco Electronics Group SA (Þ)
6.000% due 10/01/12	50	51

Core Bond Fund  73

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Tyco International Group SA
6.750% due 02/15/11	210	220
UBS AG Series DPNT
5.875% due 12/20/17	200	201
UFJ Finance Aruba AEC
6.750% due 07/15/13	35	38
Vale Overseas, Ltd.
6.250% due 01/11/16	35	35
6.250% due 01/23/17	120	120
Vedanta Resources PLC (Þ)
6.625% due 02/22/10	245	244
Vodafone Group PLC
6.150% due 02/27/37	125	123
VTB Capital SA (Þ)
6.609% due 10/31/12	130	129
Western Oil Sands, Inc.
8.375% due 05/01/12	255	284
Westfield Capital Corp., Ltd. (Þ)
5.125% due 11/15/14	125	117
Westfield Group (Þ)
5.400% due 10/01/12	125	125
Xstrata Canada Corp.
7.250% due 07/15/12	50	54
6.000% due 10/15/15	225	228
Xstrata Finance Canada, Ltd. (Þ)
5.500% due 11/16/11	45	46

		22,177

Loan Agreements - 0.3%
Adam Aircraft
11.860% due 05/01/12	85	68
DB UFC Zuffa Bank Loan
6.938% due 06/28/12	239	199
Flextronics International, Ltd., Term Loan
7.394% due 10/01/14	135	131
7.395% due 10/03/14	9	9
7.455% due 10/15/14	41	40
Starbound Reinsurance, Ltd.
8.090% due 08/20/09	420	420
Travelport Holdings, Ltd.
12.198% due 03/01/13	125	118
TXU Corp.
8.747% due 10/10/14	225	221

		1,206

Mortgage-Backed Securities - 54.5%
ABN Amro Mortgage Corp.
Series 2003-13 Class A3 5.500% due 01/25/34	1,612	1,529
Adjustable Rate Mortgage Trust (Ê)
Series 2004-5 Class 2A1 4.990% due 04/25/35	87	87
Series 2005-3 Class 8A2 5.105% due 07/25/35	180	176
American Home Mortgage Assets (Ê)
Series 2007-1 Class A1 5.563% due 02/25/47	887	828
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A 4.390% due 02/25/45	126	121
Series 2005-2 Class 5A2 5.015% due 09/25/35	25	25
Banc of America Alternative Loan Trust
Series 2003-2 Class CB2 (Ê) 5.365% due 04/25/33	87	86
Series 2003-10 Class 2A2 (Ê) 5.315% due 12/25/33	212	208
Series 2006-5 Class CB17 6.000% due 06/25/36	220	217
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3 4.875% due 06/10/39	264	264
Series 2004-4 Class A3 4.128% due 07/10/42	710	704
Series 2005-2 Class A4 4.783% due 07/10/43	333	328
Series 2005-3 Class A2 4.501% due 07/10/43	150	148
Series 2005-5 Class A4 5.115% due 10/10/45	500	493
Series 2006-1 Class A4 5.372% due 09/10/45	200	201
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê) 4.112% due 05/25/35	142	141
Series 2006-3 Class 5A8 5.500% due 03/25/36	475	464
Series 2006-A Class 3A2 5.880% due 02/20/36	182	181
Series 2006-A Class 4A1 (Ê) 5.565% due 02/20/36	473	469
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê) 5.315% due 12/25/33	403	401
Series 2004-1 Class 5A1 6.500% due 09/25/33	16	16

74  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 2004-2 Class 1A9 (Ê) 5.315% due 03/25/34	205	204
Series 2004-11 Class 2A1 5.750% due 01/25/35	406	405
Series 2005-H Class 2A5 (Ê) 4.803% due 09/25/35	220	214
Series 2005-L Class 3A1 (Ê) 5.464% due 01/25/36	236	233
Series 2006-2 Class A15 6.000% due 07/25/36	268	273
Series 2007-3 Class 1A1 6.000% due 09/25/37	909	906
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 6A1 5.037% due 04/25/33	65	65
Series 2003-8 Class 4A1 4.609% due 01/25/34	133	131
Series 2004-1 Class 21A1 4.457% due 04/25/34	112	111
Series 2004-9 Class 22A1 (Ê) 4.780% due 11/25/34	98	98
Series 2005-2 Class A1 (Ê) 4.125% due 03/25/35	1,668	1,652
Series 2005-3 Class 2A1 5.072% due 06/25/35	313	310
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1 5.368% due 05/25/35	245	242
Series 2005-7 Class 22A1 5.527% due 09/25/35	114	112
Bear Stearns Alt-A Trust II
Series 2007-1 Class 1A1 6.278% due 09/25/47	958	956
Bear Stearns Mortgage Funding Trust (Ê)
Series 2006-AR2 Class 1A1 5.065% due 09/25/36	913	856
Series 2006-AR2 Class 2A1 5.095% due 10/25/36	884	853
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1 4.500% due 09/25/18	158	154
Series 2006-S4 Class A3 6.000% due 12/25/36	266	270
Series 2006-S4 Class A4 6.000% due 12/25/36	145	146
Series 2007-A1 Class 1A3 4.355% due 02/25/37	844	837
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê) 4.700% due 12/25/35	80	78
Series 2006-WFH Class A2 (Ê) 4.883% due 11/25/36	1,000	952
Series 2007-AR8 Class 2A1A 5.925% due 08/25/37	241	243
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4 5.225% due 07/15/44	1,000	997
Series 2006-CD3 Class A5 5.617% due 10/15/48	190	194
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5 6.000% due 07/25/36	156	155
Countrywide Alternative Loan Trust
Series 2005-32T Class A7 (Ê) 5.115% due 08/25/35	160	160
Series 2005-J8 Class 1A3 5.500% due 07/25/35	210	205
Series 2005-J13 Class 2A3 5.500% due 11/25/35	141	138
Series 2006-9T1 Class A7 6.000% due 05/25/36	114	113
Series 2006-43C Class 1A7 6.000% due 02/25/37	325	322
Series 2006-J2 Class A3 6.000% due 04/25/36	170	168
Series 2006-OA1 Class 4A1 (Ê) 5.055% due 08/25/46	684	645
Series 2006-OA1 Class A1 (Ê) 5.129% due 02/20/47	821	775
Series 2007-J2 Class 2A1 6.000% due 07/25/37	271	273
Series 2007-OA1 Class A1A (Ê) 6.168% due 04/25/43	994	954
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-8 Class A2 (Ê) 5.365% due 05/25/18	185	184
Series 2003-52 Class A1 4.501% due 02/19/34	297	296
Series 2004-16 Class 1A1 (Ê) 5.265% due 09/25/34	189	185
Series 2004-22 Class A3 4.801% due 11/25/34	243	241

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Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 2004-HYB Class 1A1 4.726% due 02/20/35	423	421
Series 2004-HYB Class A2 4.556% due 11/20/34	102	101
Series 2005-3 Class 1A2 (Ê) 5.155% due 04/25/35	33	31
Series 2005-HYB Class 2A1 4.901% due 08/20/35	416	410
Series 2005-HYB Class 3A2A (Ê) 5.250% due 02/20/36	74	74
Series 2006-OA5 Class 2A1 (Ê) 5.065% due 04/25/46	764	714
Series 2007-18 Class 2A1 6.500% due 09/25/37	296	301
Series 2007-HY1 Class 1A2 5.694% due 04/25/37	100	99
CS First Boston Mortgage Securities Corp.
Series 1998-C1 Class A1B 6.480% due 05/17/40	29	29
Series 1998-C2 Class A2 6.300% due 11/15/30	83	84
Series 2005-9 Class 2A1 5.500% due 10/25/35	451	437
Deutsche ALT-A Securities, Inc.
Alternate Loan Trust Series 2005-AR1 Class 2A3 4.997% due 08/25/35	465	450
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B 6.410% due 02/18/31	4	4
Series 1999-CG1 Class S Interest Only STRIP 0.817% due 03/10/32	3,284	34
Fannie Mae
5.190% due 2012	210	214
6.000% due 2016	16	16
5.000% due 2017	531	533
5.510% due 2017 (Ê)	48	48
6.000% due 2017	89	91
4.000% due 2018	813	782
4.500% due 2018	4,008	3,948
5.000% due 2018	207	207
4.500% due 2019	175	171
5.000% due 2019	1,181	1,184
6.000% due 2019	492	504
4.500% due 2020	395	388
5.000% due 2020	1,510	1,513
6.000% due 2020	618	633
5.000% due 2021	1,429	1,430
6.500% due 2024	508	525
6.000% due 2026	1,149	1,170
6.000% due 2027	553	563
6.000% due 2028	34	35
5.500% due 2029	94	95
6.000% due 2032	543	555
7.000% due 2032	187	193
3.910% due 2033 (Ê)	251	255
5.000% due 2033	581	568
5.070% due 2033 (Ê)	130	134
5.500% due 2033	2,656	2,657
6.000% due 2033	198	201
5.000% due 2034	674	658
5.500% due 2034	4,189	4,190
5.000% due 2035	609	595
5.500% due 2035	19,922	19,913
6.000% due 2035	160	162
5.000% due 2036	45	44
5.500% due 2036	923	922
5.630% due 2036 (Ê)	443	446
6.000% due 2036	7,457	7,571
6.500% due 2036	113	117
7.000% due 2036	25	25
5.000% due 2037	6,938	6,770
5.500% due 2037	4,055	4,051
5.560% due 2037 (Ê)	289	294
6.000% due 2037	3,047	3,095
6.500% due 2037	2,719	2,787
7.000% due 2037	3,156	3,283
7.500% due 2037	969	1,014
Series 2003-337 Class 1 Principal Only STRIP Zero coupon due 07/01/33	275	202
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	270	61
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	729	105
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	815	118
Series 2004-353 Class 2 Interest Only STRIP 5.000% due 08/01/34	572	143
Series 2004-356 Class 35 Interest Only STRIP 4.500% due 03/01/20	141	21

76  Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 2004-356 Class 36 Interest Only STRIP 4.500% due 03/01/20	240	37
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	1,062	232
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	216	50
Series 2006-372 Class 2 Interest Only STRIP 6.000% due 08/01/36	557	122
15 Year TBA (Ï)
4.500%	340	335
5.000%	1,210	1,211
5.500%	1,000	1,013
30 Year TBA (Ï)
4.500%	530	502
5.000%	3,175	3,092
6.000%	4,810	4,884
6.500%	1,695	1,742
7.000%	9,000	9,360
Fannie Mae REMICS
Series 1992-10 Class ZD 8.000% due 11/25/21	33	33
Series 1999-56 Class Z 7.000% due 12/18/29	103	105
Series 2003-32 Class FH (Ê) 5.265% due 11/25/22	323	323
Series 2003-35 Class FY (Ê) 5.265% due 05/25/18	415	418
Series 2003-78 Class FI (Ê) 5.265% due 01/25/33	317	317
Series 2004-21 Class FL (Ê) 5.215% due 11/25/32	158	158
Series 2005-36 Class AI Interest Only STRIP 5.500% due 10/25/26	257	14
Series 2005-79 Class FC (Ê) 5.165% due 02/25/22	150	149
Series 2006-48 Class LG Principal Only STRIP Zero coupon due 06/25/36	70	39
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1 6.500% due 12/25/42	40	42
Federal Home Loan Mortgage
Corp. Structured Pass
Through Securities (Ê)
Series 2005-63 Class 1A1 6.063% due 02/25/45	35	35
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1 (Ê) 5.302% due 09/25/34	53	53
Series 2006-AA5 Class A2 (Ê) 6.522% due 09/25/36	150	153
Series 2006-FA3 Class A6 6.000% due 07/25/36	236	235
First Horizon Asset Securities, Inc. (Ê)
Series 2004-AR6 Class 2A1 4.750% due 12/25/34	46	45
Series 2005-AR5 Class 3A1 5.535% due 10/25/35	114	113
Freddie Mac
6.000% due 2016	26	26
5.000% due 2018	649	651
4.000% due 2019	1,648	1,583
5.000% due 2019	739	741
5.000% due 2020	1,346	1,348
5.500% due 2020	789	799
7.360% due 2030 (Ê)	1	2
5.000% due 2033	206	201
6.890% due 2034 (Ê)	102	103
6.000% due 2035	146	147
5.870% due 2036 (Ê)	119	120
5.940% due 2036 (Ê)	233	236
5.970% due 2036 (Ê)	139	141
5.540% due 2037 (Ê)	427	433
5.570% due 2037 (Ê)	183	185
5.720% due 2037 (Ê)	712	724
5.760% due 2037 (Ê)	250	255
5.810% due 2037 (Ê)	204	207
5.830% due 2037 (Ê)	189	192
5.870% due 2037 (Ê)	89	90
5.890% due 2037 (Ê)	69	71
6.000% due 2037	1,979	2,009
30 Year TBA (Ï)
5.000%	1,485	1,449
5.500%	2,520	2,514
Freddie Mac REMICS
Series 2000-226 Class F (Ê) 5.478% due 11/15/30	16	16
Series 2003-256 Class FJ (Ê) 5.428% due 02/15/33	142	143
Series 2003-258 Class IG Interest Only STRIP 4.500% due 10/15/16	111	9
Series 2003-262 Class AB 2.900% due 11/15/14	239	235

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Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 2004-276 Class IP Interest Only STRIP 5.500% due 07/15/23	152	3
Series 2004-281 Class DF (Ê) 5.478% due 06/15/23	121	122
Series 2005-292 Class IG Interest Only STRIP 5.000% due 04/15/23	169	25
Series 2005-294 Class FA (Ê) 5.198% due 03/15/20	233	233
Series 2005-299 Class KF (Ê) 5.428% due 06/15/35	76	75
Series 2005-301 Class IM Interest Only STRIP 5.500% due 01/15/31	167	17
Series 2006-313 Class FP (Ê) Zero coupon due 04/15/36	165	168
Series 2006-317 Class XI (Ê) Principal Only STRIP Zero coupon due 10/15/35	260	3
Series 2006-323 Class PA 6.000% due 03/15/26	281	285
Series 2007-330 Class GL (Ê) 6.514% due 04/15/37	87	95
Series 2007-333 Class AF (Ê) 5.178% due 10/15/20	2,000	1,991
Series 2007-333 Class BF (Ê) 5.178% due 07/15/19	363	361
Series 2007-333 Class FT (Ê) 5.178% due 08/15/19	1,449	1,442
Series 2007-334 Class FA (Ê) 5.258% due 02/15/19	1,396	1,388
Ginnie Mae I
6.000% due 2029	13	13
6.000% due 2036	473	485
6.000% due 2037	506	518
30 Year TBA (Ï)
5.500%	1,650	1,662
Ginnie Mae II (Ê)
6.380% due 2026	200	202
5.630% due 2027	12	13
5.750% due 2032	87	88
GMAC Commercial Mortgage Securities, Inc.
Series 1999-C2 Class A2 6.945% due 09/15/33	189	194
GMAC Mortgage Corp. Loan Trust
Series 2004-JR1 Class A6 (Ê) 5.315% due 12/25/33	96	95
Series 2007-HE3 Class 1A1 7.000% due 09/25/37	98	98
Government National Mortgage Association (Ê)
Series 1999-40 Class FE 5.578% due 11/16/29	117	118
Series 2000-29 Class F 5.449% due 09/20/30	22	22
Greenwich Capital Commercial Funding Corp.
Series 2003-C2 Class A2 4.022% due 01/05/36	200	198
Series 2004-GG1 Class A7 5.317% due 06/10/36	465	473
Series 2007-GG9 Class A4 5.444% due 03/10/39	215	216
GS Mortgage Securities Corp. II
Series 2006-FL8 Class A1 (Ê)(Þ) 5.352% due 06/06/20	1	1
Series 2006-GG6 Class A4 5.553% due 04/10/38	135	137
Series 2006-GG8 Class AAB 5.535% due 11/10/39	200	202
Series 2007-GG1 Class A4 5.799% due 08/10/45	645	667
GSR Mortgage Loan Trust
Series 2005-AR7 Class 6A1 5.251% due 11/25/35	261	252
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1 5.148% due 07/19/35	189	187
Series 2005-14 Class 3A1A 5.300% due 12/19/35	111	111
Series 2005-16 Class 3A1A (Ê) 5.215% due 01/19/36	449	428
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class A1 5.443% due 09/25/35	684	671
Series 2006-AR2 Class A2 (Ê) 4.945% due 11/25/36	118	117
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB Class A2 6.244% due 04/15/35	155	156
Series 2004-LN2 Class A1 4.475% due 07/15/41	340	338
Series 2005-LDP Class A3A1 4.871% due 10/15/42	210	208

78  Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Series 2005-LDP Class A4
4.918% due 10/15/42	325	315
5.179% due 12/15/44	390	388
Series 2006-CB1 Class A4 5.552% due 05/12/45	220	223
Series 2006-LDP Class A3 5.336% due 05/15/47	305	304
Series 2006-LDP Class A3B 5.447% due 05/15/45	250	251
Series 2006-LDP Class A4
5.875% due 04/15/45	650	676
5.399% due 05/15/45	290	291
Series 2007-LDP Class A3 5.420% due 01/15/49	275	275
JP Morgan Mortgage Trust (Ê)
Series 2005-A1 Class 6T1 5.405% due 02/25/35	137	134
Series 2007-A1 Class 2A2 4.755% due 07/25/35	872	866
LB-UBS Commercial Mortgage Trust
Series 2004-C4 Class A3 4.976% due 06/15/29	155	158
Series 2006-C1 Class A4 5.156% due 02/15/31	1,000	989
Series 2006-C4 Class A4 5.883% due 06/15/38	105	110
Series 2007-C6 Class A4 5.858% due 07/15/40	270	280
Lehman Mortgage Trust
Series 2005-3 Class 1A3 5.500% due 01/25/36	629	627
Lehman XS Trust (Ê)
Series 2005-5N Class 3A1A 5.165% due 11/25/35	503	477
Series 2006-16N Class A4A 5.055% due 11/25/46	829	787
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2004-13 Class 3A4 3.787% due 11/21/34	198	196
Series 2006-OA2 Class 4A1A 5.713% due 12/25/46	836	813
MASTR Alternative Loans Trust
Series 2003-4 Class B1 5.677% due 06/25/33	195	192
Series 2004-10 Class 5A6 5.750% due 09/25/34	170	168
MASTR Asset Securitization Trust (Ê)
Series 2003-7 Class 4A35 5.265% due 09/25/33	237	235
Series 2004-4 Class 2A2 5.315% due 04/25/34	88	88
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1 5.508% due 06/15/30	197	194
Merrill Lynch Floating Trust (Ê)(Þ)
Series 2006-1 Class A1 5.098% due 06/15/22	842	849
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2005-A10 Class A 5.075% due 02/25/36	105	101
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2 5.750% due 04/25/29	42	41
Series 2005-3 Class 5A 5.115% due 11/25/35	61	59
Morgan Stanley Capital I
Series 2005-IQ1 Class AAB 5.178% due 09/15/42	415	415
Series 2006-HQ1 Class A4 5.328% due 11/12/41	130	130
Series 2006-HQ8 Class A4 5.388% due 03/12/44	310	313
Series 2006-HQ9 Class A4
5.731% due 07/12/44	200	206
MortgageIT Trust (Ê)
Series 2005-AR1 Class 1A1 5.115% due 11/25/35	499	472
Prime Mortgage Trust (Ê)
Series 2004-CL1 Class 1A2 5.265% due 02/25/34	41	40
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê) 5.465% due 04/25/34	61	59
Series 2004-QS8 Class A4 (Ê) 5.265% due 06/25/34	308	302
Series 2005-QA8 Class NB3 5.479% due 07/25/35	255	252
Series 2005-QO5 Class A1 (Ê) 5.863% due 01/25/46	592	566
Series 2006-QS6 Class 1A13 6.000% due 06/25/36	395	394
Series 2007-QH9 Class A1 6.550% due 11/25/37	995	985
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB 5.445% due 06/25/33	56	55

Core Bond Fund  79

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê) 5.315% due 02/25/34	344	338
Series 2007-A5 Class 2A3 6.000% due 05/25/37	136	135
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê) 5.315% due 11/25/18	183	183
Series 2003-S14 Class A5 (Ê) 5.265% due 07/25/18	196	195
Series 2003-S20 Class 1A7 (Ê) 5.365% due 12/25/33	71	71
Series 2005-SA4 Class 2A1 5.207% due 09/25/35	735	730
Series 2006-SA4 Class 2A1 6.123% due 11/25/36	491	492
Sequoia Mortgage Trust (Ê)
Series 2001-5 Class A 5.315% due 10/19/26	71	70
Small Business Administration Participation Certificates
Series 2005-20G Class 1 4.750% due 07/01/25	879	863
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-5 Class 3A1 4.380% due 05/25/34	156	154
Series 2004-12 Class 3A2 5.250% due 09/25/34	70	70
Series 2004-16 Class 3A1 5.450% due 11/25/34	255	253
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2005-AR5 Class A3 5.215% due 07/19/35	184	179
Series 2006-AR2 Class A1 5.095% due 02/25/36	606	573
Series 2006-AR8 Class A1A 5.065% due 10/25/36	845	808
Series 2007-AR6 Class A1 6.363% due 11/25/37	996	970
Structured Asset Securities Corp.
Series 2004-21X Class 1A3 4.440% due 12/25/34	467	465
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1 5.205% due 04/25/43	120	120
Series 2006-5 Class A1 4.985% due 09/25/46	782	765
Series 2006-6 Class A1 4.975% due 12/25/36	156	153
Wachovia Bank Commercial Mortgage Trust
Series 2005-C21 Class A4 5.210% due 10/15/44	1,000	990
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11 5.500% due 06/25/35	90	86
Series 2006-AR8 Class 2A (Ê) 5.638% due 10/25/46	801	777
Series 2006-AR9 Class 2A (Ê) 5.628% due 11/25/46	879	848
Series 2007-OA1 Class 2A (Ê) 5.508% due 12/25/46	760	703
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S9 Class A2 (Ê) 5.415% due 10/25/33	344	342
Series 2004-AR3 Class A2 4.243% due 06/25/34	169	168
Series 2005-AR1 Class 1A1 4.835% due 10/25/35	292	290
Series 2005-AR1 Class A1A1 (Ê)
5.155% due 10/25/45	38	36
5.135% due 12/25/45	477	452
Series 2005-AR6 Class B3 (Ê) 5.525% due 04/25/45	210	194
Series 2006-AR1 Class 3A1A (Ê) 5.708% due 09/25/46	793	770
Series 2006-AR2 Class 1A1 5.313% due 03/25/37	805	806
Series 2007-HY3 Class 4A1 5.349% due 03/25/37	904	900
Series 2007-HY3 Class 4B1 5.350% due 03/25/37	125	118
Series 2007-HY4 Class 1A1 (Ê) 5.554% due 04/25/37	165	163
Wells Fargo Alternative Loan Trust
Series 2007-PA6 Class A1 6.607% due 12/26/37	937	939
Wells Fargo Mortgage Backed Securities Trust
Series 2005-17 Class 2A1 5.500% due 01/25/36	658	644
Series 2005-AR6 Class A1 (Ê)
5.039% due 04/25/35	758	722

80  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

		Principal Amount ($) or Shares	Market Value $
Series 2006-2 Class 2A3 5.500% due 03/25/36		444	446
Series 2006-AR1 Class AIO Interest Only STRIP 0.450% due 10/25/36		9,532	99
Series 2006-AR2 Class 2A1 4.950% due 03/25/36		321	317
Series 2007-8 Class 1A16 6.000% due 07/25/37		358	357
Series 2007-10 Class 2A5 6.250% due 07/25/37		181	184

			188,516

Municipal Bonds - 0.4%
New York City Municipal Water
Finance Authority Revenue Bonds
4.750% due 06/15/37		1,300	1,303

Non-US Bonds - 0.3%
Argentina Bocon
Series PR12 2.000% due 01/03/16	ARS	1,078	449
Bombardier, Inc. (Å)
7.250% due 11/15/16	EUR	125	183
Federative Republic of Brazil
12.570% due 01/05/22	BRL	300	189
10.250% due 01/10/28 (Ñ)	BRL	140	76
Ineos Group Holdings PLC
Series REGS 7.875% due 02/15/16	EUR	125	153

			1,050

United States Government Agencies - 3.0%
Fannie Mae (Ñ)
4.150% due 09/10/09 (Ñ)		2,200	2,220
3.875% due 02/15/10		510	513
4.750% due 04/20/10		1,400	1,436
4.125% due 05/12/10		1,500	1,518
5.050% due 02/07/11		1,200	1,249
Federal Home Loan Bank
5.375% due 08/19/11		295	311
Federal Home Loan Bank Discount Notes
5.310% due 12/28/12 (Ñ)		1,000	1,060
Financing Corp.
Principal Only STRIP Series 1 Zero coupon due 05/11/16		80	55
Series 1P Zero coupon due 05/11/18		95	59
Series 3P Zero coupon due 11/30/17		170	108
Series 5P Zero coupon due 02/08/18		65	41
Series 8P Zero coupon due 08/03/18		605	371
Series 9P Zero coupon due 10/06/17		310	200
Series 12P Zero coupon due 12/06/18		245	147
Series 13 Zero coupon due 12/27/16		275	184
Series 13P Zero coupon due 12/27/18		1,130	678
Series 16P Zero coupon due 04/05/19		380	224
Series 19 Zero coupon due 06/06/16		230	158

			10,532

United States Government Treasuries - 2.9%
United States Treasury Principal (Ñ) Principal Only STRIP
Zero coupon due 11/15/21		445	235
Zero coupon due 08/15/25		300	132
Zero coupon due 08/15/26		300	127
United States Treasury Inflation Indexed Bonds
0.875% due 04/15/10		1,331	1,326
2.375% due 04/15/11		212	221
3.375% due 01/15/12 (Ñ)		982	1,072
2.000% due 04/15/12		103	107
2.000% due 01/15/14 (Ñ)		113	117
2.000% due 07/15/14 (Ñ)		1,518	1,569
2.625% due 07/15/17		101	108
2.375% due 01/15/25 (Ñ)		120	126
2.000% due 01/15/26 (Ñ)		316	314
2.375% due 01/15/27 (Ñ)		207	219
United States Treasury Notes (Ñ)
4.000% due 08/31/09		900	913
4.750% due 05/31/12		600	633
4.250% due 08/15/15		345	354
6.000% due 02/15/26		2,310	2,734

			10,307

Total Long-Term Investments
(cost $315,146)			313,881

Core Bond Fund  81

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $
Preferred Stocks - 0.3%
Financial Services - 0.3%
DG Funding Trust (Æ)(Å)		49	517
Fannie Mae (Æ)		14,000	360

Total Preferred Stocks
(cost $866)			877

	Notional Amount
Options Purchased - 0.4%
(Number of Contracts)
Eurodollar Futures
Mar 2008 91.75 Put (241)	USD	603	2
Mar 2008 92.00 Put (43)	USD	108	—
Mar 2008 92.50 Put (58)	USD	145	—
Mar 2008 92.75 Put (53)	USD	133	—
Mar 2008 93.00 Put (68)	USD	170	—
Jun 2008 92.75 Put (40)	USD	100	—
Swaptions
(Fund Pays/Fund Receives)
USD Three Month LIBOR/USD 4.750%
Feb 2008 0.00 Call (1)		5,000	38
USD Three Month LIBOR/USD 5.000%
Feb 2008 0.00 Call (1)		6,000	140
USD Three Month LIBOR/USD 4.750%
Mar 2008 0.00 Call (2)		15,000	302
USD Three Month LIBOR/USD 4.750%
Sep 2008 0.00 Call (3)		13,900	288
USD Three Month LIBOR/USD 4.750%
Dec 2008 0.00 Call (1)		6,200	123
USD Three Month LIBOR/USD 5.000%
Dec 2008 0.00 Call (1)		15,100	356
USD Three Month LIBOR/USD 5.200%
Feb 2009 0.00 Call (1)		5,000	130

Total Options Purchased
(cost $305)			1,379

Short-Term Investments - 15.3%
Abbey National Treasury Services PLC (Ê)
Series YCD 5.175% due 07/02/08		500	500
American Express Bank FSB (Ê)
Series BKNT 5.038% due 10/16/08		300	299
AMFM, Inc.
8.000% due 11/01/08		50	52
Amstel Funding Corp.
5.887% due 01/16/08		510	509
Atlantic Asset Securitization
5.907% due 01/15/08		510	509
Barclays Bank PLC
4.619% due 03/17/08		600	600
Chariot Funding, LLC
5.857% due 01/16/08		510	509
Citigroup Funding, Inc. (Ê)
5.136% due 12/08/08		100	99
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM 5.191% due 03/07/08		400	400
Citigroup, Inc.
3.500% due 02/01/08		560	559
Clear Channel Communications, Inc.
4.625% due 01/15/08		125	125
Clipper Receivables Co.
6.145% due 01/17/08		510	509
CSC Holdings, Inc. (Ñ)
7.250% due 07/15/08		125	125
Dexia Credit SA
4.759% due 09/29/08		1,100	1,099
Falcon Asset Securitization Co. LLC
5.857% due 01/16/08		510	509
Federal Home Loan Bank D (ç)(ž)
Zero coupon due 01/11/08		60	60
Federal Home Loan Bank Discount Notes
4.800% due 05/02/08 (Ñ)		3,100	3,102
Series 577 (Ñ) 4.500% due 09/26/08		900	902
Series IY08 3.400% due 03/18/08		1,000	997
Federal National Mortgage Association
4.200% due 03/24/08 (Ñ)		2,000	1,998
Fortis Bank
4.745% due 09/30/08		500	500

82  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Freddie Mac
3.450% due 03/12/08	1,000	998
Galleon Capital Corp.
6.145% due 01/17/08	510	509
Gazinvest Luxembourg SA for Gazprombank
7.250% due 10/30/08	160	160
General Electric Capital Corp. (Ê)
Series MTNA 5.111% due 07/28/08	700	700
General Electric Co. (Ê)
5.186% due 12/09/08	200	200
German Treasury Bills
Series 0807 Zero Coupon due 02/13/08	1,100	1,601
Goldman Sachs Group, Inc. (The) (Ê)
Series MTNB
4.974% due 12/22/08	300	299
4.924% due 12/23/08 (Ê)	600	598
Greater Bay Bancorp
Series B 5.250% due 03/31/08	150	150
JetBlue Airways Corp. (Ê)
Series 04-1 9.241% due 03/15/08	153	153
Nordea Bank Finland PLC
4.991% due 05/28/08	200	200
Parker Hannifin Employee Stock Ownership Trust (Å)
6.340% due 07/15/08	56	56
Popular NA, Inc.
Series MTNE 3.875% due 10/01/08	275	272
Rabobank USA Financial Corp.
3.980% due 01/02/08	1,400	1,400
Royal Bank of Scotland
4.734% due 03/26/08	100	100
Russell Investment Company Money Market Fund	23,482,000	23,482
Santander US Debt SA Unipersonal (Ê)(Þ)
5.151% due 11/20/08	500	498
Skandinaviska Enskilda Banken
4.962% due 08/21/08	400	400
Societe Generale (Ê)
4.815% due 03/26/08	100	100
Three Pillars Funding Corp.
5.908% due 01/16/08	510	509
Transocean, Inc. (Ê)
5.341% due 09/05/08	200	199
UBS Financial Del LLC
4.000% due 01/02/08	3,700	3,700
Unicredit Luxembourg Finance SA (Ê)(Å)
5.143% due 10/24/08	1,000	998
Unicredito Italiano NY (Ê)
Series YCD 5.062% due 05/29/08	200	200
United States Treasury Bills (ž)
3.200% due 02/28/08 (ç)	410	408
2.980% due 03/13/08 (Ñ)	800	794
VTB Capital SA (Ê)(Þ)
5.494% due 08/01/08	230	228

Total Short-Term Investments
(cost $50,744)		52,874

Other Securities - 8.3%
State Street Securities Lending Quality Trust (×)	28,696,765	28,697

Total Other Securities
(cost $28,697)		28,697

Total Investments - 114.9%
(identified cost $395,758)		397,708
Other Assets and Liabilities,
Net - (14.9%)		(51,641)

Net Assets - 100.0%		346,067

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund  83

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
Long Positions
Euro-Bund Futures (Germany)
expiration date 03/08 (16)	EUR	1,810	(59)
Eurodollar Futures (CME)
expiration date 03/08 (35)	USD	8,379	17
expiration date 06/08 (286)	USD	68,822	758
expiration date 09/08 (80)	USD	19,302	293
expiration date 12/08 (236)	USD	57,012	738
expiration date 03/09 (176)	USD	42,517	474
expiration date 06/09 (17)	USD	4,102	48
LIBOR Futures
expiration date 03/08 (2)	GBP	236	1
expiration date 06/08 (16)	GBP	1,895	16
expiration date 09/08 (8)	GBP	950	18
expiration date 12/08 (5)	GBP	595	15
expiration date 03/09 (8)	GBP	952	24
expiration date 06/09 (4)	GBP	476	13
Long Gilt Futures (UK)
expiration date 03/08 (3)	GBP	331	(5)
United States Treasury 2 Year Notes
expiration date 03/08 (39)	USD	8,200	10
United States Treasury 5 Year Notes
expiration date 03/08 (165)	USD	18,196	49
United States Treasury 10 Year Notes
expiration date 03/08 (136)	USD	15,421	341
United States Treasury Bonds expiration date 03/08 (27)	USD	3,142	(44)

Short Positions
Euro-Bobl Futures (Germany)
expiration date 03/08 (28)	EUR	3,022	46
United States Treasury 2 Year Notes
expiration date 03/08 (27)	USD	5,677	(23)
United States Treasury 5 Year Notes
expiration date 03/08 (211)	USD	23,269	(115)
United States Treasury 10 Year Notes
expiration date 03/08 (47)	USD	5,329	(57)
United States Treasury Bonds
expiration date 03/08 (37)	USD	4,306	35

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			2,593

Options Written (Number of Contracts)	Notional Amount		Market Value $
Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 4.900% Feb 2008 0.00 Call (1)		1,000	(32)
USD Three Month LIBOR/USD 5.100% Feb 2008 0.00 Call (1)		3,000	(123)
USD Three Month LIBOR/USD 4.900% Mar 2008 0.00 Call (2)		4,200	(142)
USD Three Month LIBOR/USD 4.950% Mar 2008 0.00 Call (1)		2,000	(71)
USD Three Month LIBOR/USD 4.950% Sep 2008 0.00 Call (3)		6,800	(243)
USD Three Month LIBOR/USD 5.000% Dec 2008 0.00 Call (1)		2,100	(81)
USD Three Month LIBOR/USD 5.200% Dec 2008 0.00 Call (1)		5,000	(232)
USD Three Month LIBOR/USD 5.450% Feb 2009 0.00 Call (1)		2,000	(100)

United States Treasury Notes 10 Year Futures
Feb 2008 111.00 Call (3)	USD	333	(9)
Feb 2008 114.00 Call (15)	USD	1,710	(17)
Feb 2008 110.00 Put (15)	USD	1,650	(4)

Total Liability for Options Written (premiums received $322)			(1,054)

See accompanying notes which are an integral part of the financial statements.

84  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	322	AUD	367	01/24/08	—
USD	20	BRL	35	02/06/08	—
USD	1,558	BRL	2,837	02/06/08	27
USD	1,584	EUR	1,100	01/17/08	25
USD	582	EUR	398	01/23/08	—
USD	608	EUR	409	03/19/08	(10)
USD	607	EUR	412	03/19/08	(4)
USD	626	EUR	425	03/19/08	(4)
USD	627	EUR	427	03/19/08	(3)
USD	886	EUR	600	03/19/08	(8)
USD	888	EUR	600	03/19/08	(9)
USD	378	GBP	190	01/31/08	—
USD	607	GBP	294	03/19/08	(22)
USD	626	GBP	309	03/19/08	(13)
USD	190	INR	7,507	02/22/08	—
USD	226	INR	8,894	02/22/08	(1)
USD	288	JPY	32,000	01/23/08	(1)
USD	1,431	JPY	162,510	01/23/08	28
USD	80	JPY	8,985	03/19/08	1
USD	293	JPY	31,450	03/19/08	(9)
USD	626	JPY	68,869	03/19/08	(4)
USD	626	JPY	69,355	03/19/08	—
USD	909	JPY	97,122	03/19/08	(32)
USD	46	KRW	41,727	01/30/08	(1)
USD	50	KRW	45,188	01/30/08	(2)
USD	1,531	KRW	1,396,623	01/30/08	(35)
USD	20	MXN	216	01/17/08	—
USD	328	MXN	3,609	01/17/08	3
USD	81	MYR	273	02/04/08	2
USD	20	PLN	50	01/17/08	—
USD	1,403	PLN	3,737	01/17/08	115
USD	54	RUB	1,338	01/11/08	1
USD	60	RUB	1,484	01/11/08	—
USD	80	SEK	528	03/19/08	2
USD	607	SEK	3,874	03/19/08	(7)
USD	46	SGD	66	02/20/08	—
USD	50	SGD	72	02/20/08	—
USD	1,580	SGD	2,301	02/20/08	24
AUD	66	USD	58	01/31/08	—
BRL	178	USD	100	02/06/08	1
BRL	354	USD	197	02/06/08	(1)
BRL	354	USD	199	02/06/08	1
BRL	539	USD	297	02/06/08	(4)
EUR	388	NOK	3,149	03/19/08	2
EUR	388	NOK	3,149	03/19/08	9
EUR	811	SEK	7,573	03/19/08	(43)
EUR	811	SEK	7,573	03/19/08	28
EUR	1,076	USD	1,576	01/17/08	2
EUR	1,095	USD	1,578	01/17/08	(23)
EUR	15	USD	23	01/23/08	—
EUR	99	USD	142	01/23/08	(2)
EUR	475	USD	697	01/23/08	2
EUR	414	USD	607	03/19/08	1
EUR	421	USD	613	03/19/08	(3)
EUR	439	USD	639	03/19/08	(3)
GBP	190	USD	378	01/03/08	—
GBP	259	USD	523	01/31/08	8
GBP	122	USD	251	02/20/08	9
GBP	76	USD	150	03/19/08	—
GBP	264	USD	538	03/19/08	13
GBP	296	USD	607	03/19/08	19
GBP	301	USD	618	03/19/08	20
GBP	301	USD	620	03/19/08	22
GBP	333	USD	677	03/19/08	16
GBP	602	USD	1,239	03/19/08	44
JPY	26,941	USD	246	01/22/08	4
JPY	52,000	USD	477	01/23/08	10
JPY	58,500	USD	538	01/23/08	13
JPY	65,882	USD	607	03/19/08	12
JPY	139,364	USD	1,254	03/19/08	(4)
NOK	3,368	USD	607	03/19/08	(12)
PLN	150	USD	60	01/17/08	(1)
PLN	150	USD	60	01/17/08	(1)
PLN	283	USD	114	01/17/08	(1)
PLN	3,205	USD	1,292	01/17/08	(11)
RUB	163	USD	7	01/11/08	—
RUB	217	USD	9	01/11/08	—
RUB	616	USD	25	01/11/08	—
RUB	616	USD	25	01/11/08	—
SEK	3,839	USD	607	03/19/08	13
SEK	4,019	USD	626	03/19/08	4

					207

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund  85

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Credit Default Swap Contracts

Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	350	0.090	08/25/37	(85)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	350	0.090	08/25/37	(85)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	300	0.760	01/25/38	(76)
Anadarko Petroleum Corp.	Goldman Sachs	USD	100	0.150	03/20/08	—
Argentina (REP)	Deutsche Bank	USD	230	(4.786)	09/20/12	—
Argentina (REP)	Deutsche Bank	USD	220	(4.984)	09/20/12	1
Argentina (REP)	JP Morgan	USD	200	(5.055)	09/20/12	1
Brazil Government International bond	Deutsche Bank	USD	800	(1.500)	08/22/11	20
Corning Incorporated	Morgan Stanley	USD	270	(0.320)	03/20/13	—
Countrywide Home Loan	Lehman Brothers	USD	736	0.480	06/20/12	(188)
Countrywide Home Loan	Lehman Brothers	USD	438	(0.710)	06/20/17	(131)
Dow Jones CDX High Volatility Index	Citibank	USD	500	2.144	06/20/12	(6)
Ford Motor Credit Co.	Barclays Bank PLC	USD	1,000	6.150	09/20/12	(20)
Ford Motor Credit Co.	Goldman Sachs	USD	600	5.850	09/20/12	(17)
Ford Motor Credit Co.	Lehman Brothers	USD	210	(1.100)	03/20/08	(1)
Ford Motor Credit Co.	Lehman Brothers	USD	200	(1.200)	03/20/08	(1)
Ford Motor Credit Co.	Lehman Brothers	USD	100	2.200	03/20/08	—
Gaz Capital for Gazprom	Barclays Bank PLC	USD	300	1.600	12/20/12	(1)
Gaz Capital for Gazprom	JP Morgan	USD	100	0.970	11/20/08	—
General Motors Acceptance Corp.	Lehman Brothers	USD	500	1.680	09/20/08	(21)
General Motors Acceptance Corp.	Merrill Lynch	USD	1,000	1.850	09/20/09	(91)
General Motors Acceptance Corp.	Morgan Stanley	USD	1,000	0.970	09/20/08	(47)
General Motors Corp.	Citibank	USD	2,000	4.630	12/20/12	(164)
Indonesia Government International Bond	Lehman Brothers	USD	100	0.400	12/20/08	—
International Paper	Lehman Brothers	USD	510	(0.340)	06/20/12	(3)
Lehman Brothers	JP Morgan	USD	100	0.300	09/20/08	(1)
Lyondell Chemical Co.	Lehman Brothers	USD	230	(4.025)	09/20/12	(34)
MeadWestvaco Corporation	Lehman Brothers	USD	135	(0.740)	09/20/12	—
Mexico Government International Bond	Lehman Brothers	USD	130	(0.630)	12/20/12	—
Mexico Government International Bond	Lehman Brothers	USD	130	(0.490)	12/20/12	(1)
Panama Government International Bond	Morgan Stanley	USD	100	0.750	01/20/12	—
Pitney Bowes Inc.	Lehman Brothers	USD	250	(0.220)	09/20/12	(1)
Russia Government International Bond	Morgan Stanley	USD	100	0.245	06/20/08	—
Talisman Energy Inc.	Lehman Brothers	USD	105	(0.510)	09/20/12	—
Verizon Communications Inc.	Lehman Brothers	USD	850	(0.180)	06/20/12	(3)
Weyerhaeuser Company	Lehman Brothers	USD	255	(0.700)	09/20/12	2

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received)—($230)						(953)

See accompanying notes which are an integral part of the financial statements.

86  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Interest Rate Swaps Contracts

Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD	400	5.000%	Three Month LIBOR	06/18/10	10
Bank of America	USD	5,200	4.000%	Three Month LIBOR	06/18/10	32
Bank of America	USD	6,500	5.473%	Three Month LIBOR	06/14/11	305
Bank of America	USD	1,000	4.000%	Three Month LIBOR	06/18/13	(9)
Bank of America	USD	2,000	4.500%	Three Month LIBOR	06/18/13	25
Bank of America	USD	4,400	4.500%	Three Month LIBOR	06/18/13	56
Bank of America	USD	1,800	5.548%	Three Month LIBOR	06/14/16	124
Bank of America	USD	1,500	5.548%	Three Month LIBOR	06/14/16	138
Bank of America	USD	800	Three Month LIBOR	5.000%	06/18/38	4
Barclays Bank PLC	GBP	100	6.000%	Six Month LIBOR	12/20/08	1
Barclays Bank PLC	BRL	100	11.360%	Brazil Interbank Deposit Rate	01/04/10	(1)
Barclays Bank PLC	USD	1,300	4.000%	Three Month LIBOR	06/18/10	8
Barclays Bank PLC	EUR	4,705	Six Month LIBOR	4.250%	06/18/13	87
Barclays Bank PLC	JPY	10,000	2.000%	Six Month LIBOR	12/19/17	3
Barclays Bank PLC	GBP	530	Six Month LIBOR	5.250%	06/18/18	(25)
Barclays Bank PLC	SEK	14,700	Three Month LIBOR	4.750%	06/18/18	33
Bear Stearns	USD	2,800	Three Month LIBOR	5.282%	08/20/12	(169)
Bear Stearns	USD	1,600	Three Month LIBOR	5.000%	06/18/18	(37)
Bear Stearns	USD	1,600	5.250%	Three Month LIBOR	06/18/28	50
BNP Paribas	EUR	500	2.090%	Consumer Price Index (France)	10/15/10	3
Citibank	USD	1,000	4.000%	Three Month LIBOR	06/18/13	(9)
Citibank	GBP	1,260	5.250%	Six Month LIBOR	06/18/13	28
Citibank	USD	300	Three Month LIBOR	5.000%	06/18/38	1
Credit Suisse First Boston	GBP	100	5.000%	Six Month LIBOR	06/15/09	(1)
Credit Suisse First Boston	EUR	725	Six Month LIBOR	4.250%	06/18/10	3
Credit Suisse First Boston	USD	2,150	Three Month LIBOR	4.500%	06/18/13	(27)
Credit Suisse First Boston	EUR	1,780	Six Month LIBOR	4.500%	06/18/18	46
Credit Suisse First Boston	EUR	3,330	4.500%	Six Month LIBOR	06/18/18	(87)
Credit Suisse First Boston	SEK	15,000	Three Month LIBOR	4.750%	06/18/18	33
Credit Suisse First Boston	EUR	390	4.750%	Six Month LIBOR	06/18/38	(12)
Deutsche Bank	USD	3,100	4.000%	Three Month LIBOR	06/18/10	19
Deutsche Bank	USD	8,280	Three Month LIBOR	4.315%	11/17/10	(84)
Deutsche Bank	JPY	105,000	1.183%	Six Month LIBOR	12/17/10	3
Deutsche Bank	JPY	139,000	1.170%	Six Month LIBOR	12/17/10	4
Deutsche Bank	JPY	139,000	1.160%	Six Month LIBOR	12/17/10	3
Deutsche Bank	JPY	276,000	1.181%	Six Month LIBOR	12/17/10	8
Deutsche Bank	JPY	290,000	1.183%	Six Month LIBOR	12/17/10	8
Deutsche Bank	USD	3,090	Three Month LIBOR	3.780%	12/24/10	2
Deutsche Bank	USD	1,520	Three Month LIBOR	4.000%	12/29/10	(5)
Deutsche Bank	USD	2,290	Three Month LIBOR	3.868%	12/29/10	(2)
Deutsche Bank	AUD	280	7.250%	Six Month LIBOR	06/18/13	(3)
Deutsche Bank	USD	3,700	4.500%	Three Month LIBOR	06/18/13	47
Deutsche Bank	USD	5,700	4.500%	Three Month LIBOR	06/18/13	72
Deutsche Bank	USD	7,300	4.920%	Three Month LIBOR	11/17/15	153
Deutsche Bank	JPY	67,000	Six Month LIBOR	1.703%	12/17/15	(6)
Deutsche Bank	JPY	88,000	Six Month LIBOR	1.670%	12/17/15	(7)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund  87

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Interest Rate Swaps Contracts

Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Deutsche Bank	JPY	88,000	Six Month LIBOR	1.641%	12/17/15	(5)
Deutsche Bank	JPY	175,000	Six Month LIBOR	1.699%	12/17/15	(16)
Deutsche Bank	JPY	184,000	Six Month LIBOR	1.691%	12/17/15	(16)
Deutsche Bank	USD	2,700	4.520%	Three Month LIBOR	12/24/15	(10)
Deutsche Bank	USD	1,300	4.745%	Three Month LIBOR	12/29/15	12
Deutsche Bank	USD	2,000	4.630%	Three Month LIBOR	12/29/15	5
Deutsche Bank	JPY	30,000	2.000%	Six Month LIBOR	12/19/17	8
Deutsche Bank	USD	2,700	5.250%	Three Month LIBOR	06/18/23	95
Deutsche Bank	EUR	390	Six Month LIBOR	4.750%	06/18/38	12
Deutsche Bank	USD	2,040	Three Month LIBOR	5.309%	11/17/38	(74)
Deutsche Bank	JPY	14,000	2.595%	Six Month LIBOR	12/17/38	2
Deutsche Bank	JPY	18,000	2.570%	Six Month LIBOR	12/17/38	2
Deutsche Bank	JPY	18,000	2.540%	Six Month LIBOR	12/17/38	1
Deutsche Bank	JPY	35,000	2.594%	Six Month LIBOR	12/17/38	5
Deutsche Bank	JPY	37,000	2.585%	Six Month LIBOR	12/17/38	5
Deutsche Bank	USD	740	Three Month LIBOR	5.011%	12/24/38	7
Deutsche Bank	USD	370	Three Month LIBOR	5.215%	12/29/38	(8)
Deutsche Bank	USD	550	Three Month LIBOR	5.121%	12/29/38	(4)
Goldman Sachs	GBP	900	5.000%	Six Month LIBOR	06/15/09	(11)
Goldman Sachs	GBP	500	6.000%	Six Month LIBOR	06/19/09	9
Goldman Sachs	MXN	1,500	7.780%	Mexico Interbank 28 Day Deposit Rate	04/03/12	(3)
JP Morgan	BRL	2,800	12.700%	Brazil Interbank Deposit Rate	01/04/10	—
JP Morgan	BRL	3,200	12.700%	Brazil Interbank Deposit Rate	01/04/10	—
JP Morgan	EUR	500	4.500%	Six Month LIBOR	03/19/10	1
JP Morgan	USD	5,500	4.500%	Three Month LIBOR	06/18/11	94
JP Morgan	EUR	500	1.958%	Consumer Price Index (France)	04/10/12	(10)
JP Morgan	USD	3,500	4.500%	Three Month LIBOR	06/18/13	44
JP Morgan	USD	3,500	4.500%	Three Month LIBOR	06/18/13	44
JP Morgan	USD	6,000	4.500%	Three Month LIBOR	06/18/13	76
JP Morgan	USD	2,600	5.000%	Three Month LIBOR	06/18/15	83
JP Morgan	USD	6,900	5.000%	Three Month LIBOR	06/18/15	219
JP Morgan	USD	400	5.000%	Three Month LIBOR	06/18/18	9
JP Morgan	USD	600	5.000%	Three Month LIBOR	06/18/18	14
JP Morgan	USD	800	5.000%	Three Month LIBOR	06/18/18	19
JP Morgan	USD	800	Three Month LIBOR	5.250%	06/18/28	(25)
JP Morgan	USD	1,600	Three Month LIBOR	5.250%	06/18/28	(51)
JP Morgan	USD	1,000	5.250%	Three Month LIBOR	06/18/38	33
Lehman Brothers	JPY	241,000	1.188	Six Month LIBOR	12/17/10	7
Lehman Brothers	JPY	153,000	Six Month LIBOR	1.709%	12/17/15	(15)
Lehman Brothers	USD	2,430	Three Month LIBOR	4.603%	03/01/18	(92)
Lehman Brothers	JPY	31,000	2.648%	Six Month LIBOR	12/17/38	8
Louis Pauls & Co.	USD	1,600	4.000%	Three Month LIBOR	06/18/10	10
Merrill Lynch	BRL	200	12.948%	Brazil Interbank Deposit Rate	01/04/10	1
Merrill Lynch	BRL	700	11.980%	Brazil Interbank Deposit Rate	01/02/12	(8)
Merrill Lynch	GBP	100	Six Month LIBOR	4.000%	12/15/35	8

See accompanying notes which are an integral part of the financial statements.

88  Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2007

Amounts in thousands

Interest Rate Swaps Contracts

Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Morgan Stanley	EUR	300	4.500%	Six Month LIBOR	03/19/10	—
Morgan Stanley	USD	400	Three Month LIBOR	5.000%	12/19/17	(10)
Royal Bank of Scotland	USD	4,100	4.000%	Three Month LIBOR	06/18/10	26
Royal Bank of Scotland	EUR	100	1.955%	Consumer Price Index (France)	03/28/12	(2)
Royal Bank of Scotland	GBP	100	Six Month LIBOR	4.000%	12/15/36	20
Royal Bank of Scotland	USD	200	Three Month LIBOR	5.000%	06/18/38	1
UBS	AUD	2,700	7.000%	Three Month LIBOR	09/15/09	(12)
UBS	BRL	900	10.575%	Brazil Interbank Deposit Rate	01/02/12	(30)
UBS	GBP	670	5.250%	Six Month LIBOR	06/18/13	15

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received)—$696						1,318

Index Swap Contract

Fund Receives Underlying Security	Counter Party	Notional Amount $	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Bank of America	1,000	Index minus 0.075%	01/31/08	15
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Bank of America	1,000	Index minus 0.100%	01/31/08	15
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Bank of America	1,000	Index plus 0.140%	01/31/08	17
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Bank of America	1,000	Index minus 0.500%	01/31/08	(15)
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Bank of America	1,000	Index minus 0.250%	02/29/08	(15)
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Bank of America	1,000	Index minus 0.100%	02/29/08	15
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Deutsche Bank	400	Index minus 0.500%	01/31/08	(6)
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	Deutsche Bank	300	Index minus 1.00%	05/30/08	4
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	JP Morgan	600	Index plus 0.025%	01/31/08	(9)
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	JP Morgan	1,000	Index plus 0.100%	01/31/08	15
CMBS AAA 10 Yr. Index			CMBS AAA 10 Yr.
	JP Morgan	1,000	Index minus 0.300%	01/31/08	15

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					51

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund  89

Russell Investment Funds

Core Bond Fund

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Asset-Backed Securities	3.6
Certificates of Deposit	0.2
Corporate Bonds and Notes	19.0
International Debt	6.4
Loan Agreements	0.3
Mortgage-Backed Securities	54.5
Municipal Bonds	0.4
Non-US Bonds	0.3
United States Government Agencies	3.0
United States Government Treasuries	2.9
Preferred Stocks	0.3
Options Purchased	0.4
Short-Term Investments	15.3
Other Securities	8.3

Total Investments	114.9
Other Assets and Liabilities, Net	(14.9)

	100.0

Futures Contracts	0.7
Options Written	(0.3)
Foreign Currency Exchange Contracts	0.1	*
Credit Default Swap Contracts	(0.3	)*
Interest Rate Swap Contracts	0.4
Index Swap Contracts	—	*

*	Less than .05% of net assets

See accompanying notes which are an integral part of the financial statements.

90  Core Bond Fund

Russell Investment Funds

Notes to Schedules of Investments - December 31, 2007

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(z)	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(Ø)	In default.
(ß)	Illiquid security.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PLN - Polish zloty
AUD - Australian dollar	HUF - Hungarian forint	RUB - Russian ruble
BRL - Brazilian real	IDR - Indonesian rupiah	SEK - Swedish krona
CAD - Canadian dollar	ILS - Israeli shekel	SGD - Singapore dollar
CHF - Swiss franc	INR - Indian rupee	SKK - Slovakian koruna
CLP - Chilean peso	JPY - Japanese yen	THB - Thai baht
CNY - Chinese renminbi yuan	KES - Kenyan schilling	TRY - Turkish lira
COP - Colombian peso	KRW - South Korean won	TWD - Taiwanese dollar
CRC - Costa Rica colon	MXN - Mexican peso	USD - United States dollar
CZK - Czech koruna	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
DKK - Danish krone	NOK - Norweigian Krone	VND - Vietnamese dong
EGP - Egyptian pound	NZD - New Zealand dollar	ZAR - South African rand
EUR - Euro	PEN - Peruvian nouveau sol
GBP - British pound sterling	PHP - Philippine peso

Notes to Schedules of Investments  91

Russell Investment Funds

Statements of Assets and Liabilities — December 31, 2007

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Assets
Investments, at identified cost	$543,342	$316,836	$419,766	$514,543	$395,758

Investments, at market***	590,492	327,183	466,998	582,935	397,708
Cash	83	251	85	113	2,857
Cash (restricted)	—	—	2,630	—	1,338
Foreign currency holdings*	—	—	364	252	683
Unrealized appreciation on foreign currency exchange contracts	—	—	1,226	—	481
Receivables:
Dividends and interest	584	268	388	4,341	2,481
Dividends from affiliated money market funds	85	36	134	60	109
Investments sold	1,611	2,080	910	1,799	19,468
Fund shares sold	872	340	469	214	404
Foreign taxes recoverable	—	—	27	—	—
Daily variation margin on futures contracts	—	—	43	—	680
Prepaid expenses	—	—	—	1	11
Unrealized appreciation on index swap contracts	—	—	11	—	96
Interest rate swap contracts, at market value****	—	—	—	—	2,204
Credit default swap contracts, at market value*****	—	—	—	—	24

Total assets	593,727	330,158	473,285	589,715	428,544

Liabilities
Payables:
Investments purchased	2,697	3,113	741	3,929	50,170
Fund shares redeemed	130	40	59	26	21
Accrued fees to affiliates	340	209	406	368	177
Other accrued expenses	47	40	102	46	59
Daily variation margin on futures contracts	102	12	60	—	117
Unrealized depreciation on foreign currency exchange contracts	—	—	923	—	274
Options written, at market value**	—	—	97	—	1,054
Payable upon return of securities loaned	110,489	97,817	39,195	96,537	28,697
Unrealized depreciation on index swap contracts	—	—	16	—	45
Interest rate swap contracts, at market value****	—	—	—	—	886
Credit default swap contracts, at market value*****	—	—	—	—	977

Total liabilities	113,805	101,231	41,599	100,906	82,477

Net Assets	$479,922	$228,927	$431,686	$488,809	$346,067

See accompanying notes which are an integral part of the financial statements.

92  Statements of Assets and Liabilities

Russell Investment Funds

Statements of Assets and Liabilities, continued — December 31, 2007

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,423	$—	$(1,232)	$(62)	$14
Accumulated net realized gain (loss)	13	(1,990)	2,007	(8,145)	(608)
Unrealized appreciation (depreciation) on:
Investments	47,150	10,347	47,232	68,392	1,950
Futures contracts	(298)	(30)	(375)	—	2,593
Options written	—	—	(2)	—	(732)
Credit default swap contracts	—	—	—	—	(723)
Index swap contracts	—	—	(5)	—	51
Interest rate swap contracts	—	—	—	—	622
Foreign currency-related transactions	—	—	298	2	210
Shares of beneficial interest	307	176	327	321	335
Additional paid-in capital	431,327	220,424	383,436	428,301	342,355

Net Assets	$479,922	$228,927	$431,686	$488,809	$346,067

Net Asset Value, offering and redemption price per share:
Net asset value per share******	$15.65	$12.99	$13.20	$15.22	$10.32
Net assets	$479,922,297	$228,927,258	$431,685,687	$488,808,592	$346,066,761
Shares outstanding ($.01 par value)	30,673,212	17,617,417	32,707,648	32,109,017	33,539,726

Amounts in thousands

* Foreign currency holdings—cost	$—	$—	$364	$249	$682
** Premiums received on options written	$—	$—	$95	$—	$322
*** Securities on loan included in investments	$107,444	$95,572	$38,412	$104,671	$28,128
**** Interest rate swap contracts—premiums paid (received)	$—	$—	$—	$—	$696
***** Credit default swap contracts—premiums paid (received)	$—	$—	$—	$—	$(230)
****** Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities  93

Russell Investment Funds

Statements of Operations — For the Year Ended December 31, 2007

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Investment Income
Dividends	$7,344	$2,641	$10,431	$14,907	$81
Dividends from affiliated money market funds	1,103	422	1,655	839	1,284
Interest	54	45	89	—	15,678
Securities lending income	215	280	320	200	63
Less foreign taxes withheld	—	—	(790)	—	—

Total investment income	8,716	3,388	11,705	15,946	17,106

Expenses
Management fees	3,565	2,228	3,894	5,084	1,805
Custodian fees	269	323	750	214	418
Transfer agent fees	20	11	18	26	13
Professional fees	47	44	68	50	41
Trustees’ fees	8	4	7	11	6
Printing fees	8	5	9	13	6
Miscellaneous	78	41	93	109	51

Expenses before reductions	3,995	2,656	4,839	5,507	2,340
Expense reductions	(19)	(193)	(125)	(4)	(234)

Net expenses	3,976	2,463	4,714	5,503	2,106

Net investment income (loss)	4,740	925	6,991	10,443	15,000

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	41,863	19,396	45,598	51,285	1,820
Futures contracts	567	(226)	1,638	—	(35)
Options written	—	—	(1,074)	—	(92)
Credit default swap contracts	—	—	—	—	360
Index swap contracts	—	—	(159)	—	31
Interest rate swap contracts	—	—	—	—	1,271
Foreign currency-related transactions	—	—	1,879	64	475

Net realized gain (loss)	42,430	19,170	47,882	51,349	3,830

Net change in unrealized appreciation (depreciation) on:
Investments	(2,937)	(12,067)	(15,784)	(159,353)	478
Futures contracts	(145)	37	(826)	—	2,933
Options written	—	—	9	—	(623)
Credit default swap contracts	—	—	—	—	(813)
Index swap contracts	—	—	(5)	—	31
Interest rate swap contracts	—	—	—	—	930
Foreign currency-related transactions	—	—	405	2	107

Net change in unrealized appreciation (depreciation)	(3,082)	(12,030)	(16,201)	(159,351)	3,043

Net realized and unrealized gain (loss)	39,348	7,140	31,681	(108,002)	6,873

Net Increase (Decrease) in Net Assets from Operations	$44,088	$8,065	$38,672	$(97,559)	$21,873

See accompanying notes which are an integral part of the financial statements.

94  Statements of Operations

(This page intentionally left blank)

Russell Investment Funds

Statements of Changes in Net Assets — For the Year Ended December 31, 2007

Amounts in thousands	Multi-Style Equity Fund		Aggressive Equity Fund
	2007	2006	2007	2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,740	$3,896	$925	$352
Net realized gain (loss)	42,430	28,237	19,170	36,184
Net change in unrealized appreciation (depreciation)	(3,082)	13,801	(12,030)	(6,802)

Net increase (decrease) in net assets from operations	44,088	45,934	8,065	29,734

Distributions
From net investment income	(4,459)	(3,606)	(866)	(423)
From net realized gain	(19,120)	—	(29,590)	(30,314)

Net decrease in net assets from distributions	(23,579)	(3,606)	(30,456)	(30,737)

Share Transactions
Net increase (decrease) in net assets from share transactions	41,906	25,520	27,672	20,357

Total Net Increase (Decrease) in Net Assets	62,415	67,848	5,281	19,354
Net Assets
Beginning of period	417,507	349,659	223,646	204,292

End of period	$479,922	$417,507	$228,927	$223,646

Undistributed (overdistributed) net investment income included in net assets	$1,423	$1,142	$—	$—

See accompanying notes which are an integral part of the financial statements.

96  Statements of Changes in Net Assets

Non-U.S. Fund		Real Estate Securities Fund		Core Bond Fund
2007	2006	2007	2006	2007	2006

$6,991	$5,611	$10,443	$9,841	$15,000	$10,499
47,882	65,969	51,349	48,221	3,830	(2,016)
(16,201)	(523)	(159,351)	101,743	3,043	439

38,672	71,057	(97,559)	159,805	21,873	8,922

(10,855)	(8,763)	(13,544)	(10,448)	(16,240)	(10,963)
(75,619)	(7,690)	(65,161)	(44,446)	—	—

(86,474)	(16,453)	(78,705)	(54,894)	(16,240)	(10,963)

109,604	13,019	39,596	77,474	74,651	51,050

61,802	67,623	(136,668)	182,385	80,284	49,009
369,884	302,261	625,477	443,092	265,783	216,774

$431,686	$369,884	$488,809	$625,477	$346,067	$265,783

$(1,232)	$(687)	$(62)	$—	$14	$54

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets  97

Russell Investment Funds

Financial Highlights — For the Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multi-Style Equity Fund
December 31, 2007	14.93	.16	1.37	1.53	(.16)	(.65)	—
December 31, 2006	13.37	.14	1.55	1.69	(.13)	—	—
December 31, 2005	12.60	.12	.79	.91	(.14)	—	—
December 31, 2004	11.56	.11	1.02	1.13	(.09)	—	—
December 31, 2003	9.04	.08	2.51	2.59	(.07)	—	—
Aggressive Equity Fund
December 31, 2007	14.45	.06	.40	.46	(.05)	(1.87)	—
December 31, 2006	14.40	.03	2.10	2.13	(.03)	(2.05)	—
December 31, 2005	14.90	.03	.90	.93	(.03)	(1.40)	—
December 31, 2004	13.47	.02	1.95	1.97	(.02)	(.52)	—
December 31, 2003	9.26	.01	4.21	4.22	(.01)	—	—
Non-U.S. Fund
December 31, 2007	15.01	.25	1.14	1.39	(.38)	(2.82)	—
December 31, 2006	12.68	.23	2.75	2.98	(.35)	(.30)	—
December 31, 2005	11.33	.16	1.38	1.54	(.19)	—	—
December 31, 2004	9.76	.11	1.66	1.77	(.20)	—	—
December 31, 2003	7.20	.09	2.69	2.78	(.22)	—	—
Real Estate Securities Fund
December 31, 2007	21.34	.35	(3.68)	(3.33)	(.47)	(2.32)	—
December 31, 2006	17.28	.37	5.72	6.09	(.39)	(1.64)	—
December 31, 2005	17.09	.32	1.82	2.14	(.37)	(1.58)	—
December 31, 2004	13.71	.36	4.33	4.69	(.36)	(.95)	—
December 31, 2003	10.51	.55	3.28	3.83	(.61)	—	(.02)
Core Bond Fund
December 31, 2007	10.14	.51	.20	.71	(.53)	—	—
December 31, 2006	10.23	.45	(.08)	.37	(.46)	—	—
December 31, 2005	10.50	.38	(.17)	.21	(.37)	(.11)	—
December 31, 2004	10.47	.24	.24	.48	(.26)	(.19)	—
December 31, 2003	10.43	.31	.31	.62	(.38)	(.20)	—

See accompanying notes which are an integral part of the financial statements.

98  Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(.81)	15.65	10.36	479,922.87		.87	1.04	135.80
(.13)	14.93	12.75	417,507.87		.87	1.03	128.33
(.14)	13.37	7.27	349,659.83		.87	.94	130.00
(.09)	12.60	9.81	332,759.87		.88	.96	123.29
(.07)	11.56	28.86	296,767.87		.95	.82	107.67

(1.92)	12.99	3.42	228,927	1.05	1.13	.39	179.82
(2.08)	14.45	14.79	223,646	1.05	1.12	.16	183.55
(1.43)	14.40	6.36	204,292.99		1.13	.21	130.09
(.54)	14.90	14.73	195,583	1.05	1.17	.17	150.26
(.01)	13.47	45.60	166,385	1.06	1.26	.10	138.95

(3.20)	13.20	10.12	431,686	1.15	1.18	1.70	106.21
(.65)	15.01	23.64	369,884	1.15	1.21	1.64	110.77
(.19)	12.68	13.69	302,261	1.12	1.26	1.41	87.98
(.20)	11.33	18.30	258,766	1.15	1.28	1.11	73.45
(.22)	9.76	38.78	206,619	1.16	1.41	1.14	50.29

(2.79)	15.22	(15.86)	488,809.92		.92	1.75	76.84
(2.03)	21.34	35.84	625,477.90		.91	1.86	52.63
(1.95)	17.28	12.96	443,092.91		.91	1.86	64.24
(1.31)	17.09	34.88	379,733.92		.92	2.43	47.21
(.63)	13.71	37.21	254,691.95		.95	4.66	38.84

(.53)	10.32	7.24	346,067.70		.78	5.04	964.78
(.46)	10.14	3.72	265,783.70		.73	4.40	452.50
(.48)	10.23	2.01	216,774.70		.72	3.70	192.66
(.45)	10.50	4.66	175,851.70		.73	2.41	216.23
(.58)	10.47	6.15	147,202.71		.78	2.86	232.64
See accompanying notes which are an integral part of the financial statements.

Financial Highlights  99

Russell Investment Funds

Notes to Financial Highlights — December 31, 2007

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the manager and transfer agent, and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

100  Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements — December 31, 2007

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

Through December 31, 2007, Russell Investment Management Company (“RIMCo”) was the manager and transfer agent of the Funds providing advisory, administrative and transfer agency services to the Funds. Effective January 1, 2008, RIMCo advises the Funds and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory, administrative and transfer agency services.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to RFSC.

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price;

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier;

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

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Notes to Financial Statements, continued — December 31, 2007

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the fair value procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Funds tax positions for all open tax years, and concluded that adoption had no effect on the Funds financial position or results of operations. At December 31, 2007, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expects to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remain open to examine the Funds U.S. tax returns filed for the fiscal years ending December 31, 2004 through December 31, 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

102  Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo or its affiliates. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund’s books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Non-U.S. Fund may record a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2007. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for both Funds, if applicable. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statement of Operations for both Funds. The Non-U.S. Fund had no deferred tax liability or capital gains taxes for the period ended December 31, 2007.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

Notes to Financial Statements  103

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Funds, other than the Real Estate Securities Fund, may pursue their strategy to be fully invested by exposing cash reserves in a Fund to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though their cash reserves were actually invested in those markets. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objective and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). The Funds may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2007 are presented on the Schedule of Investments.

Forward Commitments

Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. For the period ended December 31, 2007, there were no unfunded loan commitments in the Core Bond Fund.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

104  Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Whether an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are made as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of December 31, 2007, included in the Statement of Assets and Liabilities, the Non-U.S. Fund had a cash collateral balance of $2,630,311 in connection with futures contracts purchased (sold).

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Funds are exposed to credit risk in the event of non-performance by the swap counterparties; however, the Funds do not anticipate non-performance by the counterparties.

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When the Funds engage in a swap, they exchange their obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are counterparty agreements and can be customized to meet each party’s needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back to the original party. Credit default swaps are counterparty agreements which allow the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

Notes to Financial Statements  105

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. As of December 31, 2007, included in the Statement of Assets and Liabilities, the Core Bond Fund had a cash collateral balance of $1,338,476 in connection with swaps contracts purchased (sold).

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities (“MBS”), including those that are issued by private issuers, a Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are

106  Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007 applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include pools of MBS loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Notes to Financial Statements  107

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

3.	Investment Transactions

Securities

During the period ended December 31, 2007, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales
Multi-Style Equity	$607,804,462	$584,939,251
Aggressive Equity	353,941,073	355,947,286
Non-U.S.	420,644,403	396,948,243
Real Estate Securities	445,466,877	460,966,714
Core Bond	2,442,041,839	2,390,820,108

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

Fund	Purchases	Sales
Core Bond	$238,309,768	$228,017,734

Written Options Contracts

Transactions in written options contracts for the period ended December 31, 2007 were as follows:

	Non-U.S. Fund		Core Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding December 31, 2006	60	$306,054	253	$329,796
Opened	549	2,357,819	14,534	5,173,472
Closed	(587)	(2,568,693)	(12,658)	(4,574,375)
Expired	—	—	(2,085)	(606,611)

Outstanding December 31, 2007	22	$95,180	44	$322,282

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Corporation (“State Street”), in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedule of Investments. The collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for Non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of December 31, 2007, the non-cash collateral received for the securities on loan in the following funds was:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding
Multi-Style Equity	$623,392	Pool of US Government Securities
Aggressive Equity	988,382	Pool of US Government Securities
Non-U.S.	755,483	Pool of US Government Securities
Real Estate Securities	9,659,932	Pool of US Government Securities

108  Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Custodian

The Funds have entered into a custody agreement with their Custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. For the period ended December 31, 2007, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Funds	Custody Credit Amount
Multi-Style Equity	$2,354
Aggressive Equity	4,618
Non-U.S.	6,652
Real Estate Securities	3,697
Core Bond	37,517

Brokerage Commissions

The Funds effect certain transactions through BNY ConvergeFX Group — LJR recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

LJR also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

Through December 31, 2007, RIMCo managed all of the Funds which comprise the Investment Company. Effective January 1, 2008, RIMCo advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager research services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company’s securities lending program in the Russell Investment Company (“RIC”) Money Market Fund. RIC is a registered investment company that employs the same investment adviser as the Investment Company. As of December 31, 2007, $100,656,000 of the RIC Money Market Fund’s net assets represents investments by the Funds.

The management fees are based upon the average daily net assets of each Fund at the rates specified in the table below, are payable monthly and total $16,576,450 for the period ended December 31, 2007.

Funds	Annual Rate
Multi-Style Equity	0.78%
Aggressive Equity	0.95
Non-U.S.	0.95
Real Estate Securities	0.85
Core Bond	0.60

Notes to Financial Statements  109

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Through December 31, 2007, RIMCo agreed to certain waivers of its management fees as follows:

Multi-Style Equity Fund — RIMCo contractually agreed to waive a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceeded 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $16,711. There were no reimbursements during the period.

Aggressive Equity Fund — RIMCo contractually agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceeded 1.05% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $188,195. There were no reimbursements during the period.

Non-U.S. Fund — RIMCo contractually agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to amount by which the Fund’s total direct Fund-level operating expenses exceeded 1.15% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $118,717. There were no reimbursements during the period.

Core Bond Fund — RIMCo contractually agreed to waive a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceeded 0.70% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2007 was $196,055. There were no reimbursements during the period.

Through December 31, 2007 the Funds paid RIMCo a single management fee for advisory and administrative services. Beginning on January 1, 2008, the Funds began paying an advisory fee to RIMCo and an administrative fee to Russell Fund Services Company (“RFSC”). There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory and administrative services.

RIMCo and RFSC do not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

Until January 1, 2008, RIMCo served as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo was paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo retained a portion of this fee for its services provided to the Funds and paid the balance to unaffiliated agents who assisted in providing these services. Total transfer agency fees paid by the Funds for the period ended December 31, 2007 were $88,021. Effective January 1, 2008, RFSC is the Funds’ Transfer and Dividend Disbursing Agent.

Accrued fees payable to affiliates as of December 31, 2007 were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Management fees	$334,197	$206,686	$401,601	$361,826	$173,313
Transfer agent fees	3,475	1,667	3,129	3,734	2,422
Trustees’ fees	1,923	995	1,688	2,734	1,210

	$339,595	$209,348	$406,418	$368,294	$176,945

Distributor

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributor, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares. The Distributor receives no compensation from the Investment Company for its services.

110  Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

Affiliated Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Board of Trustees

Through December 31, 2007, the Russell Fund Complex consisted of Russell Investment Company, which had 32 Funds, and Russell Investment Funds (“RIF”), which had nine Funds. Each of the Trustees was a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee received a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses were also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair were each paid a fee of $12,000 per year and the Nominating and Governance Committee chair were each paid a fee of $6,000 per year. The chair person of the Board received additional annual compensation of $52,000.

Effective January 1, 2008, the Russell Fund Complex consists of RIC, which has 38 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, $2,500 for the Annual 38a-1 meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

At December 31, 2007, the Funds did not have any net tax basis capital loss carryforwards.

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Real Estate Securities Fund	Core Bond Fund
Cost of Investments	$547,535,363	$318,281,537	$421,999,413	$522,750,961	$395,857,988

Unrealized Appreciation	$60,599,870	$23,504,442	$59,119,311	$92,753,219	$9,416,107
Unrealized Depreciation	(17,643,628)	(14,602,969)	(14,121,100)	(32,568,793)	(7,566,304)

Unrealized Appreciation (Depreciation)	$42,956,242	$8,901,473	$44,998,211	$60,184,426	$1,849,803

Undistributed Ordinary Income	$1,422,972	$—	$—	$—	$914,609
Undistributed Long-Term Gains (Capital Loss Carryforward)	$3,908,605	$43,227	$3,299,607	$—	$1,236,487
Tax Composition of Distributions:
Ordinary Income	$4,458,668	$11,613,955	$24,329,802	$15,097,748	$16,238,826
Long-Term Capital Gains	$19,120,099	$18,841,913	$62,144,372	$63,607,866	$—

As permitted by tax regulations, the Aggressive Equity Fund intends to defer a net realized capital loss of $617,700 incurred from November 1, 2007 to December 31, 2007.

Notes to Financial Statements  111

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2007 and December 31, 2006 were as follows:

	Shares		Dollars
	2007	2006	2007	2006
Multi-Style Equity Fund
Proceeds from shares sold	3,423	3,072	$54,038	$43,060
Proceeds from reinvestment of distributions	1,528	259	23,579	3,605
Payments for shares redeemed	(2,246)	(1,514)	(35,711)	(21,145)

Total net increase (decrease)	2,705	1,817	$41,906	$25,520

Aggressive Equity Fund
Proceeds from shares sold	1,325	2,111	$19,061	$32,794
Proceeds from reinvestment of distributions	2,315	2,097	30,456	30,737
Payments for shares redeemed	(1,505)	(2,910)	(21,845)	(43,174)

Total net increase (decrease)	2,135	1,298	$27,672	$20,357

Non-U.S. Fund
Proceeds from shares sold	3,562	4,156	$52,185	$58,314
Proceeds from reinvestment of distributions	6,481	1,115	86,474	16,452
Payments for shares redeemed	(1,975)	(4,464)	(29,055)	(61,747)

Total net increase (decrease)	8,068	807	$109,604	$13,019

Real Estate Securities Fund
Proceeds from shares sold	2,871	3,955	$60,833	$78,527
Proceeds from reinvestment of distributions	4,945	2,646	78,706	54,893
Payments for shares redeemed	(5,015)	(2,929)	(99,943)	(55,946)

Total net increase (decrease)	2,801	3,672	$39,596	$77,474

Core Bond Fund
Proceeds from shares sold	8,092	5,342	$82,694	$54,242
Proceeds from reinvestment of distributions	1,601	1,088	16,240	10,962
Payments for shares redeemed	(2,377)	(1,397)	(24,283)	(14,154)

Total net increase (decrease)	7,316	5,033	$74,651	$51,050

7.	Interfund Lending Program

The Investment Company has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds of the Investment Company may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2007, the Funds presented herein did not participate in the interfund lending program.

112  Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2007

8.	Record Ownership

As of December 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company separate accounts were the largest shareholder in each Fund.

Funds	# of Shareholders	%
Multi-Style Equity	2	88.1
Aggressive Equity	2	85.6
Non-U.S.	2	92.8
Real Estate Securities	2	87.2
Core Bond	2	89.7

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $
Core Bond Fund—1.2%
Americo Life, Inc.	12/12/06	75,000	102.46	77	77
American Express Credit Account Master Trust	03/09/07	207,160	100.22	208	207
BNP Paribas Capital Trust	06/01/06	450,000	112.21	505	482
Bombardier, Inc.	11/10/06	EUR 125,000	128.47	161	183
Catlin Insurance Co., Ltd.	01/11/07	100,000	100.00	100	91
DG Funding Trust	11/04/03	49	10,537.12	516	517
Gaz Capital for Gazprom	11/17/06	115,000	100.00	115	110
News America, Inc.	11/08/07	225,000	99.87	225	232
Parker Hannifin Employee Stock Ownership Trust	03/09/99	56,171	100.00	56	56
Resona Preferred Global Securities Cayman, Ltd.	02/06/07	325,000	103.67	337	322
Royal Bank of Scotland Group PLC	11/05/07	450,000	100.69	451	449
SB Treasury Co. LLC	06/01/06	350,000	106.80	374	357
SMFG Preferred Capital USD 1, Ltd.	12/13/06	100,000	100.00	100	92
Symetra Financial Corp.	06/02/06	150,000	98.31	147	149
Unicredit Luxembourg Finance SA	10/17/06	1,000,000	100.00	1,000	998

					4,322

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

Notes to Financial Statements  113

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of the Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund (five of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Seattle, Washington

February 15, 2008

114 Report of Independent Registered Public Accounting Firm

Russell Investment Funds

Tax Information — December 31, 2007 (Unaudited)

For the tax year ended December 31, 2007, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity Fund	100.0%
Aggressive Equity Fund	15.9%
Non-U.S. Fund	0.0%
Real Estate Securities Fund	1.8%
Core Bond Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2007:

Long-Term Capital Gains
Multi-Style Equity Fund	$19,120,099
Aggressive Equity Fund	18,841,913
Non-U.S. Fund	62,144,372
Real Estate Securities Fund	63,607,866
Core Bond Fund	—

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S. Fund paid foreign taxes of $789,631 and recognized $9,844,235 of foreign source income during the taxable year ended December 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0241 per share of foreign taxes paid and $.3010 of gross income per share earned from foreign sources in the taxable year ended December 31, 2007.

Tax Information  115

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, considered and approved the continuation of the management agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of

116  Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The management fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly manages a portion — up to 10% — of the assets of the Multi-Style Equity Fund (the “Participating Fund”) utilizing a select holdings strategy, the actual allocation being determined by the Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Fund. The Board reviewed the results of the select holdings strategy in respect of the Participating Fund since implementation taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the Funds’ investment advisory fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

Basis for Approval of Investment Advisory Contracts  117

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 24 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the management fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 24 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the management fees for each Fund appropriately reflect any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Funds. It was further noted by RIMCo that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc. (“RFD”), the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the Real Estate Securities Fund and the Non-US Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund; (3) at a meeting held on August 28, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund and the RIF Aggressive Equity Fund; (4) at a meeting held on October 26, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund resulting from a change of control of one of the Fund’s Money Managers (5) at a meeting held on December 4, 2007, to effect a money manager change for the RIF Multi-style Equity Fund. In the

118  Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

case of each such proposed change, the Trustees approved the terms of the portfolio management contract with the new Money Manager based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the proposed Money Manager change because the Money Managers’ investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2007, the Board of Trustees, including each of the Independent Trustees, unanimously voted to approve the amendment and restatement of the Funds’ management agreement with RIMCo (the “Management Agreement”) to reflect an internal RIMCo restructuring. The Management Agreement was amended to delete references to certain administrative services that formerly had been performed by RIMCo but that going forward would be performed by Russell Fund Services Company (“RFSC”), an affiliate of RIMCo, pursuant to an administrative services agreement with the Funds (the “Administrative Agreement”). The Management Agreement was further amended to reduce the fee payable to RIMCo under the Management Agreement by 5 basis points (0.05%) and to change its title from Management Agreement to Advisory Agreement.

In connection with its consideration of the amended Management Agreement, the Board received and reviewed materials from RIMCo relating to the amended Management Agreement and the Administrative Agreement, and received an in-person presentation by RIMCo personnel at the December 4, 2007 meeting. The Board considered RIMCo’s view that the separation of investment management and administrative services between RIMCo and RFSC will enhance RIMCo’s ability to track revenue, expense and profitability associated with the provision of both types of services. The Board considered that RFSC is a wholly-owned subsidiary of RIMCo that was formed to perform transfer agent and Fund administrative services for the Funds. The Board considered that the same personnel who formerly performed investment management and administrative services for the Funds on behalf of RIMCo would perform those services on behalf of RIMCo and RFSC, respectively, for the same aggregate fees under the same contractual terms. The Board also considered that RIMCo has agreed to guarantee RFSC’s performance of its obligations as Fund administrator and to assume any liability or obligation incurred or undertaken by RFSC with respect to RIF under the Administrative Agreement.

The Board noted RIMCo’s representation that the nature, extent and quality of the services to be provided by RIMCo and RFSC under the amended Management Agreement and the Administrative Agreement would be the same as the nature, extent and quality of the services that previously had been provided to the Funds by RIMCo. The Board noted that under the Administrative Agreement, RFSC will receive a fee of 0.05% calculated on an annual basis of the Funds’ average daily net assets. Thus, the combined fees payable by the Funds under both amended Management Agreement and the Administrative Agreement will not exceed the fee payable under the Management Agreement prior to its amendment. The Board considered that the fee to be paid under the Administrative Agreement is the same as the fee that is paid pursuant to RIMCo’s administrative agreement with Russell Investment Company, which had been renewed by the Board in April 2007.

The Board noted that it had received and considered extensive information relating to the Management Agreement in connection with its renewal of the Management Agreement at its meeting held on April 24, 2007, and that it is scheduled to consider the renewal of the Advisory Agreement and the Administrative Agreement in April of 2008. The Board also took into account information provided to the Board at its meetings since April 2007, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by RIMCo and its affiliates. The Board considered the representation of the Funds’ Chief Compliance Officer that she was not aware of any material compliance matters that had not been previously disclosed to the Board. Under the circumstances, the conclusions reached by the Board in approving the renewal of the Management Agreement at its meeting held on April 24, 2007 generally were not changed in any material respect by the proposal for the amendment and restatement of the Management Agreement.

After considering the foregoing and other relevant factors, the Board concluded that approval of the amended Management Agreement would be in the best interests of the Funds and their respective shareholders, and voted to approve the amended Management Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. The Board was advised by the Funds’ counsel that, under the circumstances, the Agreement did not require any approvals other than the Board’s approval. The Independent Trustees were advised by separate independent legal counsel on their consideration of the Management and Administrative Agreements.

Basis for Approval of Investment Advisory Contracts  119

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company. Some Insurance Companies may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Insurance Company for further details.

120  Shareholder Requests for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Directors — December 31, 2007 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors  121

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Funds • September 2007 to present, Director, Life Advantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Japan Funds (investment company) • Director, Life Advantage Corporation (health products company)

Julie W. Weston Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

122  Disclosure of Information about Fund Directors

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr. Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	47	None

Lee C. Gingrich Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	47	None

Eleanor W. Palmer Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors  123

Russell Investment Funds

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•     President and CEO, RIC and RIF

•     Chairman of the Board, President and CEO, RIMCo

•     Chairman of the Board, President and CEO, RFD

•     Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•     Until 2004, Managing Director of Individual Investor Services, FRC

•     2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•     Chief Compliance Officer, RIC

•     Chief Compliance Officer, RIF

•     Chief Compliance Officer, RIMCo

•     April 2002–May 2005, Manager, Global Regulatory Policy

•     1998–2002, Compliance Supervisor, Russell Investment Group

Thomas F. Hanly Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Mark E. Swanson Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Gregory J. Lyons Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

124  Disclosure of Information about Fund Directors

Russell Investment Funds

Matter Submitted to a Vote of Shareholders — December 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Funds (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 25, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.

Vote:

	For	Against
Greg J. Stark	131,623,711.552	3,323,807.727
Thaddas L. Alston	131,489,307.992	3,458,211.287
Kristianne Blake	131,522,555.852	3,424,963.427
Daniel P. Connealy	131,542,379.471	3,405,139.808
Jonathan Fine	131,349,760.255	3,597,759.024
Raymond P. Tennison, Jr.	131,542,839.379	3,404,679.900
Jack R. Thompson	131,672,873.051	3,274,646.228
Julie W. Weston	131,622,933.964	3,324,585.315

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Multi-Style Equity Fund	26,571,421.430	1,473,016.661	945,738.311
Aggressive Equity Fund	14,073,975.361	1,203,040.304	387,374.580
Non-U.S. Fund	24,903,274.660	2,282,057.532	954,356.046
Real Estate Securities Fund	26,373,509.805	1,886,263.836	917,491.771
Core Bond Fund	27,813,496.627	1,548,105.451	895,032.461

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Multi-Style Equity Fund	26,566,516.191	1,508,835.774	914,824.438
Aggressive Equity Fund	14,057,232.761	1,233,973.367	373,184.117
Non-U.S. Fund	24,822,374.272	2,352,786.803	964,527.163
Real Estate Securities Fund	26,344,938.642	1,958,408.709	873,918.062
Core Bond Fund	27,653,188.331	1,778,080.714	825,365.493

4. Approve a status change for the Real Estate Securities Fund.

Vote:

	For	Against	Abstain
Real Estate Securities Fund	26,380,293.990	1,865,014.262	931,957.161

Matter Submitted to a Vote of Shareholders  125

Russell Investment Funds

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street Tacoma,

WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of December 31, 2007

Multi-Style Equity Fund

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, Inc., Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Tygh Capital Management, Inc., Portland, OR

Non-U.S. Fund

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

MFS Institutional Advisors, Inc., Boston, MA

Wellington Management Company, LLP, Boston, MA

Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

Core Bond Fund

Bear Stearns Asset Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

126 Manager, Money Managers and Service Providers

Russell Investment Funds

909 A Street
Tacoma, Washington 98402

Russell Investments

Mixed Sources
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2007 ANNUAL REPORT

Russell

Investment Funds

Lifepoints® Variable Target Portfolio Series

DECEMBER 31, 2007

Russell Investment Funds

Russell Investment Funds is a

series investment company with

nine different investment portfolios

referred to as Funds. These

financial statements report on four

of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2007

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series

Copyright© Russell Investments 2008. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member Financial Industry Regulatory Authority, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Thank you for taking the time to review Russell Investment Funds’ 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ended December 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending December 31, 2007, US equity markets were positive, with the broad market Russell 3000® Index returning 5.1%. Stocks benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated toward year end. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising default rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. In the fiscal year, The Federal Reserve Board lowered the federal funds rate three times, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices across the board due in part to significant global demand from developing nations.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the other energy sector of the Russell 3000® Index returned 38.9%, the integrated oils sector returned 29.6%, and the materials and processing sector returned 26.0%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -16.3% for the fiscal year and consumer discretionary sector returned -3.6%, both significantly trailing the Russell 3000® Index return of 5.1%.

4 Market Summary

Russell Investment Funds

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 11.8% while the Russell 1000® Value Index returned -0.2%. A similar trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 7.1% and -9.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 5.8% for the fiscal year, while the Russell 2000® Index returned -1.6%. The larger in capitalization a company was, the better its returns were over the fiscal period. Microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning -8.0% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.33%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 2.28%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average barely trailed the Russell 1000® Index by 0.19% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average slightly outpaced the Russell 2000® Index by 0.18%.

U.S. Real Estate Markets

For the fiscal year ending December 31, 2007, real estate investment trusts (REITs) generated a -15.69% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 35.06%. The low REIT return was also accompanied by exceptionally high volatility during the period. In January, REITs were up over 8%; in June and July, REITs lost over 16%. From August through October, REITs rallied with a gain of over 12% and, finally, during the last two months, REITs experienced a decline of over 13%.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

Market Summary 5

Russell Investment Funds

During the last few months of the year, REITs suffered along with the other financial sector stocks as sentiment turned decidedly negative for this broad market sector. Concerns about a weaker economy and tightened credit put upward pressure on dividend yields and contributed to higher capitalization rates and discount rates used to value underlying properties. Over the course of the year, the average dividend yield for companies in the FTSE NAREIT Equity Index increased sharply, from 3.69% to 4.91%. In the fourth quarter, the average dividend yield increased from 4.12% to 4.91%. REITs ended the year with dividend yields trading at a premium to the 10-year Treasuries, which ended the year at 4.03%.

Non-U.S. Equity Markets

Non-U.S. stocks gained 11.17% as measured by the MSCI EAFE Index for the fiscal year ending December 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 3.54% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings, especially in the first half of the year. In the second half of the year, the market withstood several periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the developments in the subprime lending market and housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development throughout the year.

Europe, as represented by the MSCI Europe Index, returned 13.86% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and utilities, up 38.95% and 33.00%, respectively. By country, Germany was a notable contributor to performance, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged Continental Europe with a gain of 8.36%. The U.K. underperformed the rest of Europe due to weakness in its financials sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, with a return of -4.23% for the year. Investor concerns included weak economic data, lackluster earnings, and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 30.73% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 31.75%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 28.21%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 0.55% and -1.82%, respectively, as measured by the MSCI EAFE health care and financials sector groupings.

The year also saw a change in market leadership from previous years, both in terms of style and market cap. Market leadership during the period favored growth stocks, with the MSCI EAFE Growth Index rising 16.45%, compared with 5.96% for the MSCI EAFE Value Index. Investors, in general, favored larger capitalization stocks over smaller capitalization stocks with the S&P/Citigroup PMI World ex-U.S. Index (an index of larger capitalization companies) up 14.17% in the period versus the S&P/Citigroup EMI World ex–U.S. (in index of smaller capitalization companies) up 7.32%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 39.39%. Emerging markets countries benefited from continued strong economic growth, which benefited the materials and industrials sectors (both posting over 60% returns for the period.) Canadian stocks, as measured by the MSCI Canada Index, rose 29.57% during the period.

6 Market Summary

Russell Investment Funds

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 6.97% for the year ended December 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s second and third quarter cuts to the target federal funds rate for overnight loans between banks, combined with the global liquidity plan the Fed orchestrated with other major central banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages — and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

1	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.

2	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

Market Summary 7

Russell Investment Funds

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

The Federal Reserve’s rate cuts and global liquidity plan

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

On December 11, the Fed cut the target rate for overnight loans between banks by 25 basis points (less than the anticipated 50 basis point cut) to 4.25%, stating that recent developments “have increased the uncertainty surrounding the outlook for economic growth and inflation.” Stocks declined and Treasuries surged as investors thought that the move was not sufficient to hold off an economic downturn. The following day the Fed, in conjunction with the European Central Bank (ECB) and central banks in England, Switzerland and Canada, announced the biggest act of global economic cooperation since the September 11th terrorist attacks, a multi-stage plan designed to provide liquidity to the stressed credit markets. In a related move, the ECB flooded financial markets with $500 billion in two-week loans to banks, the largest amount ever extended in a single move by the ECB. This was done in order to maintain liquidity in other markets at year-end.

Prior to the Fed rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The Fed’s rate cuts propelled this downward progression of yields across all maturities. During 2007, yields on 2-year maturity Treasuries declined 1.76 % while yields on 10-year maturities declined 0.68%. A major change was the yield curve shifting from its beginning-of-year inverted (i.e. downward sloping) position by steepening significantly between 2- and 10-year maturities. The 2-year/10-year spread widened 1.08%, going from (0.11)% to 0.98%.

3	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

8 Market Summary

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Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Moderate Strategy Fund	Total Return
Inception*	3.54%

Merrill Lynch U.S. Treasuries 1-3 Year Index**	Total Return
Inception*	5.46%

Lehman Brothers Aggregate Bond Index***	Total Return
Inception*	4.82%

Russell 1000® Index****	Total Return
Inception*	0.29%

*	The Fund commenced operation on April 30, 2007.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

***	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

10 Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Moderate Strategy Fund gained 3.54%. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.82% during the same period. The Fund’s returns relative to Lehman Brothers Aggregate Bond Index were dampened by exposure to equities, especially from U.S. real estate.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk).

In the fixed income markets, all major sub-sectors trailed U.S. Treasuries as the subprime crisis caused a widespread “flight to quality.” The Fund has a 60% allocation to a fixed income Underlying Fund whose money managers held consumer-related fixed income investments in the mortgage-backed and asset-backed securities, which negatively impacted performance in these sectors. Several managers of the fixed income Underlying Fund anticipated the short-term interest rate decline and increased sensitivity to interest rates benefiting that Underlying Fund. As the Federal Reserve lowered the federal funds rate, intermediate maturity yields declined resulting in a shift in the yield curve. The Underlying Fund’s money managers anticipated the change and varied the maturity of their securities, thus benefiting the Fund.

The performance of the equity Underlying Funds dampened the Fund’s return for the fiscal year relative to the Fund’s fixed income Lehman Brothers Aggregate Bond Index. While the allocation to the emerging markets Underlying Fund added to performance, the allocation to the real estate Underlying Fund offset this.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, exposure to emerging markets equity bolstered returns; however, exposure to both U.S. and non-U.S. equities offset those gains. Exposure to the fixed income markets strengthened returns, while REITs were a drag on performance.

In the fixed income Underlying Fund, two of the three managers benefited from yield curve and sector allocation decisions, duration management and investments in securities outside of the U.S. One manager faced a challenging environment due to duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Moderate Strategy Fund 11

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

12 Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,034.30	$1,024.65
Expenses Paid During Period*	$0.56	$0.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Moderate Strategy Fund 13

Russell Investment Funds

Moderate Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares
Bonds - 60.0%
RIF Core Bond Fund	503,192	5,193

Domestic Equities - 25.8%
RIF Aggressive Equity Fund	19,843	258
RIF Multi-Style Equity Fund	54,609	854
RIC Quantitative Equity Fund	22,247	855
RIF Real Estate Securities Fund	17,262	263

		2,230

International Equities - 14.2%
RIC Emerging Markets Fund	8,373	189
RIC Global Equity Fund	24,635	257
RIF Non-U.S. Fund	59,525	785

		1,231

Total Investments - 100.0%
(identified cost $8,819)		8,654
Other Assets and Liabilities,
Net - 0.0%		—

Net Assets - 100.0%		8,654

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Bonds	60.0
Domestic Equities	25.8
International Equities	14.2

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

14 Moderate Strategy Fund

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Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Balanced Strategy Fund	Total Return
Inception*	2.73%

Lehman Brothers Aggregate Bond Index**	Total Return
Inception*	4.82%

Russell 1000® Index***	Total Return
Inception*	0.29%

MSCI EAFE® Index****	Total Return
Inception*	2.27%

*	The Fund commenced operation on April 30, 2007.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

16 Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Balanced Strategy Fund gained 2.73%. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.82% during the same period. The Fund’s returns relative to Lehman Brothers Aggregate Bond Index were dampened by exposure to equities, especially from U.S. real estate.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk). The performance of the equity Underlying Funds (60% of the Fund) dampened returns relative to the Fund’s all-fixed income Lehman Brothers Aggregate Bond Index. While the allocation to the emerging markets Underlying Fund added to performance, the allocation to the U.S. and non-U.S. equity and real estate Underlying Fund offset that gain.

In the fixed income markets, all major sub-sectors trailed U.S. Treasuries as the subprime crisis caused a widespread “flight to quality.” The Fund has a 40% allocation to a fixed income Underlying Fund whose money managers held consumer-related fixed income investments in the mortgage-backed and asset-backed securities, which negatively impacted performance in these sectors. Several managers of the fixed income Underlying Fund anticipated the short-term interest rate decline and increased sensitivity to interest rates benefiting that Underlying Fund. As the Federal Reserve lowered the federal funds rate, intermediate maturity yields declined resulting in a shift in the yield curve. The Underlying Fund’s money managers anticipated the change and varied the maturity of their securities, thus benefiting the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, exposure to emerging markets bolstered returns; however, exposure to both U.S. and non-U.S. equities offset those gains. Exposure to the fixed income markets strengthened returns, while REITs were a drag on performance.

In the fixed income Underlying Fund, two of the three managers benefited from yield curve and sector allocation decisions, duration management and investments in securities outside of the U.S. One manager faced a challenging environment due to duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Balanced Strategy Fund 17

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

18 Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,023.20	$1,024.80
Expenses Paid During Period*	$0.41	$0.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Balanced Strategy Fund 19

Russell Investment Funds

Balanced Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares
Bonds - 40.0%
RIF Core Bond Fund	1,383,800	14,281

Domestic Equities - 39.0%
RIF Aggressive Equity Fund	109,937	1,428
RIF Multi-Style Equity Fund	342,192	5,356
RIC Quantitative Equity Fund	139,389	5,355
RIF Real Estate Securities Fund	117,287	1,785

		13,924

International Equities - 21.0%
RIC Emerging Markets Fund	47,413	1,071
RIC Global Equity Fund	136,921	1,428
RIF Non-U.S. Fund	378,945	4,998

		7,497

Total Investments - 100.0%
(identified cost $37,183)		35,702
Other Assets and Liabilities,
Net - 0.0%		(5)

Net Assets - 100.0%		35,697

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Bonds	40.0
Domestic Equities	39.0
International Equities	21.0

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

20 Balanced Strategy Fund

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Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Growth Strategy Fund	Total Return
Inception*	2.13%

Russell 1000® Index**	Total Return
Inception*	0.29%

MSCI EAFE® Index***	Total Return
Inception*	2.27%

Lehman Brothers Aggregate Bond Index****	Total Return
Inception*	4.82%

*	The Fund commenced operation on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

****	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

22 Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Growth Strategy Fund gained 2.13%. This compared to the Russell 1000® Index, which gained 0.29% during the same period. The Fund’s returns relative to Russell 1000® Index were aided by exposure to emerging and non-U.S. developed markets.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk). This caused bonds, especially U.S. Treasuries, to outperform stocks. Within equity markets, larger capitalization companies outperformed smaller capitalization companies and companies with sustainable growth trends outperformed those considered to be undervalued. The strong performance of the equity Underlying Funds (80% of the Fund) supported the Fund’s return for the fiscal year as those Underlying Funds were well-positioned in the large cap growth segment of the market. The allocation to the top-performing emerging markets Underlying Fund boosted performance and had the greatest positive impact to Fund performance. The Fund also benefited from its allocation to the non-U.S. Underlying Funds with most gains coming from the devaluation of the U.S. dollar. The impact of the allocation to the real estate Underlying Fund on Fund performance was negative.

In the fixed income markets, all major sub-sectors trailed U.S. Treasuries as the subprime crisis caused a widespread “flight to quality.” The Fund has a 20% allocation to a fixed income Underlying Fund whose money managers held consumer-related fixed income investments in the mortgage-backed and asset-backed securities, which negatively impacted performance in these sectors. Several managers of the fixed income Underlying Fund anticipated the short-term interest rate decline and increased sensitivity to interest rates benefiting that Underlying Fund. As the Federal Reserve lowered the federal funds rate, intermediate maturity yields declined resulting in a shift in the yield curve. The Underlying Fund’s money managers anticipated the change and varied the maturity of their securities, thus benefiting the Fund.

How did the investment strategies and techniques employed by the Underlying Funds and their money managers affect the Fund’s performance?

At the Fund level, exposure to both emerging markets and non-U.S. equities bolstered returns. Bonds also strengthened returns, while REITs were a drag on performance. In the fixed income Underlying Fund, two of the three managers benefited from yield curve and sector allocation decisions, duration management and investments in securities outside of the U.S. One fixed income manager faced a challenging environment due to duration positioning and exposure to securitized products such as mortgage-backed and asset-backed securities.

The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

Growth Strategy Fund 23

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

24 Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2007	$1,000.00	$1,000.00
Ending Account Value
December 31, 2007	$1,009.20	$1,025.00
Expenses Paid During Period*	$0.20	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Growth Strategy Fund 25

Russell Investment Funds

Growth Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares
Bonds - 20.0%
RIF Core Bond Fund	530,849	5,478

Domestic Equities - 53.0%
RIF Aggressive Equity Fund	126,521	1,644
RIF Multi-Style Equity Fund	367,558	5,752
RIC Quantitative Equity Fund	142,591	5,478
RIF Real Estate Securities Fund	107,983	1,644

		14,518

International Equities - 27.0%
RIC Emerging Markets Fund	48,503	1,096
RIC Global Equity Fund	157,575	1,643
RIF Non-U.S. Fund	353,040	4,657

		7,396

Total Investments - 100.0%
(identified cost $28,905)		27,392
Other Assets and Liabilities,
Net - 0.0%		(2)

Net Assets - 100.0%		27,390

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Bonds	20.0
Domestic Equities	53.0
International Equities	27.0

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

26 Growth Strategy Fund

(This page intentionally left blank)

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

Equity Growth Strategy Fund	Total Return
Inception*	1.25%

Russell 1000® Index**	Total Return
Inception*	0.29%

MSCI EAFE® Index***	Total Return
Inception*	2.27%

*	The Fund commenced operation on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

28 Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2007?

For the period April 30, 2007 (inception of the Fund) through December 31, 2007, the Equity Growth Strategy Fund gained 1.25%. This compared to the Russell 1000® Index, which gained 0.29% during the same period. The Fund’s returns relative to Russell 1000® Index were aided by exposure to emerging and non-U.S. developed markets.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The largest impact on performance was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk). This caused larger capitalization companies to outperform smaller capitalization companies and companies with sustainable growth trends to outperform those considered to be undervalued. The U.S. and non-U.S. equity Underlying Funds were well-positioned in these well-performing areas of the market. The allocation to the emerging markets Underlying Fund boosted Fund performance as emerging markets was the top-performing asset class. The Fund benefited from its allocation to the non-U.S. Underlying Fund with most gains coming from the devaluation of the U.S. dollar. The impact of the allocation to the real estate Underlying Fund on Fund performance was negative.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, exposure to both emerging markets and non-U.S. equities bolstered returns, while REITs were a drag on performance. The emerging markets, non-U.S., and global Underlying Funds provided strong absolute returns. The emerging markets Underlying Fund led all other asset classes due to strong demand for energy and materials and continued cash inflows into these markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund benefited from emerging markets exposure and strong stock selection. Sector allocations partly dampened these gains, as did weak stock selection in Europe.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. These Underlying Funds benefited from growing global demand through exposure to infrastructure and agricultural stocks. Strong stock selection in industrials, technology, and health care and an underweight to financials sectors contributed to returns. Quantitatively managed strategies faced a difficult environment due to their valuation bias and dampened the U.S. equity segment return.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the subprime mortgage crisis and substantial cash outflows, this positioning hurt Fund performance. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on April 30, 2007. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

Equity Growth Strategy Fund 29

Russell Investment Funds

Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2007 to December 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value July 1, 2007	$1,000.00	$1,000.00
Ending Account Value December 31, 2007	$995.60	$1,025.00
Expenses Paid During Period*	$0.20	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

30 Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Schedule of Investments — December 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds - Class S Shares
Domestic Equities - 64.8%
RIF Aggressive Equity Fund	69,786	907
RIF Multi-Style Equity Fund	215,335	3,370
RIC Quantitative Equity Fund	84,318	3,240
RIF Real Estate Securities Fund	59,932	912

		8,429

International Equities - 35.2%
RIC Emerging Markets Fund	29,070	657
RIC Global Equity Fund	87,178	909
RIF Non-U.S. Fund	228,315	3,011

		4,577

Total Investments - 100.0%
(identified cost $14,191)		13,006
Other Assets and Liabilities,
Net - 0.0%		—

Net Assets - 100.0%		13,006

Presentation of Portfolio Holdings — December 31, 2007

Categories	% of Net Assets
Domestic Equities	64.8
International Equities	35.2

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 31

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Assets and Liabilities — December 31, 2007

Amounts in thousands	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Assets
Investments, at identified cost	$8,819	$37,183	$28,905	$14,191
Investments, at market	8,654	35,702	27,392	13,006
Receivables:
Fund shares sold	—	870	406	10
From Manager	8	9	10	9
Prepaid expenses	5	5	5	5

Total assets	8,667	36,586	27,813	13,030

Liabilities
Payables:
Investments purchased	—	870	406	10
Accrued fees to affiliates	—	—	—	—
Other accrued expenses	13	19	17	14

Total liabilities	13	889	423	24

Net Assets	$8,654	$35,697	$27,390	$13,006

Net Assets Consist of:
Accumulated net realized gain (loss)	$128	$1,102	$1,088	$698
Unrealized appreciation (depreciation) on investments	(165)	(1,481)	(1,513)	(1,185)
Shares of beneficial interest	9	36	28	13
Additional paid-in capital	8,682	36,040	27,787	13,480

Net Assets	$8,654	$35,697	$27,390	$13,006

Net Asset Value, offering and redemption price per share:
Net asset value per share*	$9.99	$9.93	$9.90	$9.83
Net assets	$8,654,351	$35,697,181	$27,389,847	$13,005,621
Shares outstanding ($.01 par value)	865,891	3,595,074	2,767,420	1,322,932

*	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

32 Statements of Assets and Liabilities

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Operations — For the Period Ended December 31, 2007

Amounts in thousands	Moderate Strategy Fund*	Balanced Strategy Fund*	Growth Strategy Fund*	Equity Growth Strategy Fund*
Investment Income
Income distributions from Underlying Funds	$197	$898	$641	$348

Expenses
Management fees	6	28	21	10
Custodian fees	1	4	3	2
Transfer agent fees	—	—	—	—
Professional fees	28	29	28	28
Printing fees	2	9	6	5
Offering fees	11	11	11	11
Miscellaneous	1	2	2	—

Expenses before reductions	49	83	71	56
Expense reductions	(46)	(74)	(68)	(55)

Net expenses	3	9	3	1

Net investment income (loss)	194	889	638	347

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(28)	(35)	(19)	(48)
Capital gain distributions from Underlying Funds	170	1,149	1,120	757

Net realized gain (loss)	142	1,114	1,101	709
Net change in unrealized appreciation (depreciation) on investments	(165)	(1,481)	(1,513)	(1,185)

Net realized and unrealized gain (loss)	(23)	(367)	(412)	(476)

Net Increase (Decrease) in Net Assets from Operations	$171	$522	$226	$(129)

*	For the period April 30, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Statements of Operations 33

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Changes In Net Assets — For the Period Ended December 31, 2007

Amounts in thousands	Moderate Strategy Fund*	Balanced Strategy Fund*	Growth Strategy Fund*	Equity Growth Strategy Fund*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$194	$889	$638	$347
Net realized gain (loss)	142	1,114	1,101	709
Net change in unrealized appreciation (depreciation)	(165)	(1,481)	(1,513)	(1,185)

Net increase (decrease) in net assets from operations	171	522	226	(129)

Distributions
From net investment income	(207)	(901)	(651)	(358)
From net realized gain	(2)	(2)	—	—

Net decrease in net assets from distributions	(209)	(903)	(651)	(358)

Share Transactions
Net increase (decrease) in net assets from share transactions	8,692	36,078	27,815	13,493

Total Net Increase (Decrease) in Net Assets	8,654	35,697	27,390	13,006
Net Assets
Beginning of period	—	—	—	—

End of period	$8,654	$35,697	$27,390	$13,006

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

*	For the period April 30, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

34 Statements of Changes In Net Assets

(This page intentionally left blank)

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Financial Highlights

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Moderate Strategy Fund
December 31, 2007*	10.00	.46	(.11)	.35	(.36)	—	(g)
Balanced Strategy Fund
December 31, 2007*	10.00	.47	(.20)	.27	(.34)	—	(g)
Growth Strategy Fund
December 31, 2007*	10.00	.45	(.24)	.21	(.31)	—
Equity Growth Strategy Fund
December 31, 2007*	10.00	.50	(.38)	.12	(.29)	—

See accompanying notes which are an integral part of the financial statements.

36 Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(f)	% Ratio of Expenses to Average Net Assets, Gross(d)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(f)	% Portfolio Turnover Rate(c)
(.36)	9.99	3.54	8,654.11		2.01	5.37	24.20
(.34)	9.93	2.73	35,697.08		.74	5.37	10.88
(.31)	9.90	2.13	27,390.04		.84	5.05	2.72
(.29)	9.83	1.25	13,006.04		1.36	5.59	5.68

See accompanying notes which are an integral part of the financial statements.

Financial Highlights 37

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2007

*	For the period April 30, 2007 (commencement of operations) to December 31, 2007.

(a)	Average month-end shares outstanding were used for this calculation.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

(c)	Periods less than one year are not annualized.

(d)	The ratios for periods less than one year are annualized.

(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent. (g) Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

38 Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2007

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

Through December 31, 2007, Russell Investment Management Company (“RIMCo”) was the manager and transfer agent of the Funds providing advisory, administrative and transfer agency services to the Funds. Effective January 1, 2008, RIMCo advises the Funds and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory, administrative and transfer agency services.

Each of the Funds listed in the table below allocates its assets by investing in a combination of Class S shares of Russell Investment Company (“RIC”) funds and other of the Investment Company’s funds (the “Underlying Funds”). RIMCo, the Funds’ and Underlying Funds’ investment adviser, may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. From time to time, each Fund may adjust its investments within the ranges below based on RIMCo’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from ranges below when, in RIMCo’s opinion, it is necessary to do so to pursue the Fund’s investment objective. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

Asset Allocation Targets per Prospectus
Asset Class/Underlying Funds	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Bonds
RIF Core Bond Fund	55-65%	35-45%	15-25%	—%
Domestic Equities
RIF Aggressive Equity Fund	0-8	0-9	1-11	2-12
RIF Multi-Style Equity Fund	5-15	10-20	16-26	21-31
RIC Quantitative Equity Fund	5-15	10-20	15-25	20-30
RIF Real Estate Securities Fund	0-8	0-10	1-11	2-12
International Equities
RIC Emerging Markets Fund	0-7	0-8	0-9	0-10
RIC Global Equity Fund	0-8	0-9	1-11	2-12
RIF Non-U.S. Fund	14-24	9-19	12-22	18-28

Investment Objectives of the Underlying Funds:

RIF Core Bond Fund

Seeks to provide current income and preservation of capital.

RIF Aggressive Equity Fund

Seeks to provide long term capital growth.

RIF Multi-Style Equity Fund

Seeks to provide long term capital growth.

RIC Quantitative Equity Fund

Seeks to provide long term capital growth.

RIF Real Estate Securities Fund

Notes to Financial Statements 39

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Seeks to provide current income and long term capital growth.

RIC Emerging Markets Fund

Seeks to provide long term capital growth.

RIC Global Equity Fund

Seeks to provide long term capital growth.

RIF Non-U.S. Fund

Seeks to provide long term capital growth.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to RFSC.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price;

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier;

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

40 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the fair value procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Funds tax positions for all open tax years, and concluded that adoption had no effect on the Funds financial position or results of operations. At December 31, 2007, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds intend to file U. S. tax returns for the period ending December 31, 2007. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements 41

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended December 31, 2007, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

Funds	Purchases	Sales
Moderate Strategy	$9,879,515	$1,032,014
Balanced Strategy	39,306,741	2,089,159
Growth Strategy	29,319,088	395,289
Equity Growth Strategy	14,639,407	400,559

4.	Related Parties

Adviser and Administrator

Through December 31, 2007, RIMCo managed all of the Funds which comprise the Investment Company. Effective January 1, 2008, RIMCo advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager research services to RIMCo.

Transfer and Dividend Disbursing Agent

Through December 31, 2007, RIMCo served as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo was paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo retained a portion of this fee for its services provided to the Funds and paid the balance to unaffiliated agents who assisted in providing these services. Effective January 1, 2008, RFSC replaced RIMCo as the Funds Transfer and Dividend Disbursing Agent.

42 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Through December 31, 2007, RIMCo contractually agreed to waive 0.20% of its 0.25% management fee for each Fund. This waiver may not be terminated during the relevant period except at the Board’s discretion. Additionally, through December 31, 2007, RIMCo contractually agreed to waive up to the remaining 0.05% of its 0.25% management fee and all of its transfer agency fees and then to reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11%, 0.08%, 0.04% and 0.04% of the average daily net assets of the Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, on an annual basis. Direct Fund-level expenses for the Funds do not include the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Through December 31, 2007, the Funds paid RIMCo a single management fee for advisory and administrative services. Beginning on January 1, 2008, the Funds began paying an advisory fee to RIMCo and an administrative fee to RFSC. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory and administrative services.

For the period ended December 31, 2007, the fees waived and reimbursed by RIMCo amounted to:

Funds	Management Fee Waiver	Transfer Agent Fee Waiver	Reimbursement	Total
Moderate Strategy	$6,077	$107	$40,085	$46,269
Balanced Strategy	27,948	492	45,650	74,090
Growth Strategy	21,192	373	46,569	68,134
Equity Growth Strategy	10,412	183	44,280	54,875

RIMCo and RFSC do not have the ability to recover amounts waived or reimbursed from previous periods.

Accrued fees payable to affiliates for the period ended December 31, 2007 were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Trustee fees	$23	$91	$64	$47

Distributor

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributor, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares. The Distributor receives no compensation from the Investment Company for its services.

Board of Trustees

Through December 31, 2007, the Russell Fund Complex consisted of Russell Investment Company, which had 32 Funds, and Russell Investment Funds (“RIF”), which had nine Funds. Each of the Trustees was a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee received a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses were also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair were each paid a fee of $12,000 per year and the Nominating and Governance Committee chair were each paid a fee of $6,000 per year. The chair person of the Board received additional annual compensation of $52,000.

Effective January 1, 2008, the Russell Fund Complex consists of RIC, which has 38 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, $2,500 for the Annual 38a-1 meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

Notes to Financial Statements 43

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

Transactions With Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended December 31, 2007 with Underlying Funds which are an affiliated company or under common control are as follows:

Affiliate	Purchases Cost	Sales Cost	Income Distributions	Capital Gains Distributions
Moderate Strategy Fund
RIF Core Bond Fund	$5,654,037	$505,898	$118,286	$—
RIF Aggressive Equity Fund	350,322	75,830	6,009	13,390
RIF Multi-Style Equity Fund	1,106,392	241,612	1,349	29,357
RIC Quantitative Equity Fund	999,557	83,500	12,376	43,151
RIF Real Estate Securities Fund	335,338	28,306	4,740	24,076
RIC Emerging Markets Fund	224,251	21,839	11,063	19,154
RIC Global Equity Fund	284,068	25,016	6,215	255
RIF Non-U.S. Fund	925,550	78,295	36,983	41,115

	$9,879,515	$1,060,296	$197,021	$170,498

Balanced Strategy Fund
RIF Core Bond Fund	$15,169,236	$1,054,057	$369,606	$—
RIF Aggressive Equity Fund	1,633,981	71,883	35,547	78,985
RIF Multi-Style Equity Fund	5,739,915	259,356	10,013	196,073
RIC Quantitative Equity Fund	6,072,560	259,510	84,146	290,455
RIF Real Estate Securities Fund	2,229,072	89,315	34,587	172,771
RIC Emerging Markets Fund	1,228,763	60,090	74,525	129,045
RIC Global Equity Fund	1,519,692	70,726	37,242	1,529
RIF Non-U.S. Fund	5,713,522	259,196	252,135	280,304

	$39,306,741	$2,124,133	$897,801	$1,149,162

Growth Strategy Fund
RIF Core Bond Fund	$5,439,844	$30,957	$134,754	$—
RIF Aggressive Equity Fund	1,828,099	28,743	39,874	88,797
RIF Multi-Style Equity Fund	5,982,725	95,196	10,095	205,196
RIC Quantitative Equity Fund	6,026,504	87,571	83,721	289,904
RIF Real Estate Securities Fund	2,040,799	74,815	30,830	155,439
RIC Emerging Markets Fund	1,214,317	24,724	73,694	127,607
RIC Global Equity Fund	1,682,788	20,949	41,540	1,706
RIF Non-U.S. Fund	5,104,012	51,622	226,455	251,755

	$29,319,088	$414,577	$640,963	$1,120,404

Equity Growth Strategy Fund
RIF Aggressive Equity Fund	$1,054,238	$52,405	$25,086	$55,851
RIF Multi-Style Equity Fund	3,625,592	139,825	6,370	136,902
RIC Quantitative Equity Fund	3,700,117	140,786	56,022	195,302
RIF Real Estate Securities Fund	1,157,226	38,188	19,433	97,959
RIC Emerging Markets Fund	755,583	25,386	49,750	86,145
RIC Global Equity Fund	953,812	17,102	26,146	1,074
RIF Non-U.S. Fund	3,392,839	35,128	165,573	184,071

	$14,639,407	$448,820	$348,380	$757,304

44 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007

5.	Federal Income Taxes

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains income tax purposes were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Cost of Investments	$8,849,329	$37,219,401	$28,923,862	$14,238,897

Unrealized Appreciation	$52,965	$169,755	$70,359	$—
Unrealized Depreciation	(248,295)	(1,687,112)	(1,602,435)	(1,233,306)

Net Unrealized Appreciation (Depreciation)	$(195,330)	$(1,517,357)	$(1,532,076)	$(1,233,306)

Undistributed Ordinary Income	$—	$—	$—	$5,129
Undistributed Long-Term Gains (Capital Loss Carryforward)	$158,005	$1,138,562	$1,107,965	$741,432
Tax Composition of Distributions:
Ordinary Income	$197,557	$892,989	$638,973	$357,879
Long-Term Capital Gains	$11,764	$9,881	$11,771	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the period April 30, 2007 (commencement of operations) to December 31, 2007 were as follows:

	Shares	Dollars
Moderate Strategy Fund
Proceeds from shares sold	950	$9,530
Proceeds from reinvestment of distributions	22	209
Payments for shares redeemed	(106)	(1,047)

Net increase (decrease)	866	$8,692

Balanced Strategy Fund
Proceeds from shares sold	3,701	$37,178
Proceeds from reinvestment of distributions	91	903
Payments for shares redeemed	(197)	(2,003)

Net increase (decrease)	3,595	$36,078

Growth Strategy Fund
Proceeds from shares sold	2,762	$27,787
Proceeds from reinvestment of distributions	66	651
Payments for shares redeemed	(61)	(623)

Net increase (decrease)	2,767	$27,815

Equity Growth Strategy Fund
Proceeds from shares sold	1,332	$13,593
Proceeds from reinvestment of distributions	37	358
Payments for shares redeemed	(46)	(458)

Net increase (decrease)	1,323	$13,493

7.	Interfund Lending Program

The Investment Company has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds of the Investment Company may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those

Notes to Financial Statements 45

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2007 available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2007, the Funds presented herein did not participate in the interfund lending program. available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2007, the Funds presented herein did not participate in the interfund lending program.

8.	Record Ownership

As of December 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company accounts were the largest shareholders in each Fund.

Funds	# of Shareholders	%
Moderate Strategy	2	100.0
Balanced Strategy	1	94.2
Growth Strategy	1	98.1
Equity Growth Strategy	1	99.0

46 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of the Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the period May 1, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Seattle, Washington February 15, 2008

Report of Independent Registered Public Accounting Firm 47

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2007 (Unaudited)

For the tax year ended December 31, 2007, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy Fund	5.8%
Balanced Strategy Fund	9.2%
Growth Strategy Fund	12.8%
Equity Growth Strategy Fund	15.4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2007:

Long-Term Capital Gains
Moderate Strategy Fund	$11,764
Balanced Strategy Fund	9,881
Growth Strategy Fund	11,771
Equity Growth Strategy Fund	—

Please consult a tax adviser for any questions about federal or state income tax laws.

48 Tax Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, considered and approved the continuation of the management agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Underlying Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. The RIMCo Agreement was approved for the Funds at a Board meeting held on December 6, 2006. At the December 6, 2006 meeting, the Board received information from management as to management fees for the Funds and a proposed waiver of all but 5 basis points of such fees through at least April 30, 2008. The Board was advised that RIMCo intends to waive and/or reimburse temporarily other direct expenses incurred at the Fund level to keep their total direct and indirect expenses at the median for comparable fund products. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Underlying Funds, sales and redemptions of the Underlying Funds’ shares, and the management by RIMCo of the Underlying Funds and of all other funds under the Board’s supervision currently in operation (the “Other Operating Funds”). At the time of the April 24, 2007 meeting, none of the Funds had commenced operations. In preparation for the review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Underlying Funds and the Other Operating Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Underlying Funds and the Other Operating Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Underlying Funds and the Other Operating Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed all RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) will be responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund will be invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

Basis for Approval of Investment Advisory Contracts 49

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Funds’ investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or the Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each such Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Underlying Fund by RIMCo and expected to be provided to the Fund based upon their familiarity with services provided to the Other Operating Funds;

2.	The advisory or management fee paid by the Underlying Fund and to be paid by the Fund to RIMCo and the fact that it encompasses all investment advisory or management fees to be paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Underlying Fund or to be received from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo has derived from its mutual fund operations generally and from the Underlying Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly manages a portion — up to 10% — of the assets of each of the Quantitative Equity Fund and the Multi-Style Equity Fund (each a “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating

50 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund since implementation taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the investment advisory or management fees for the Underlying Funds having discussed the Funds’ investment management fees at its December 6, 2006 meeting. In discussing whether the Underlying Funds’ performance supported their fees, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their respective Comparable Funds. Among other things, RIMCo stated that the strategies pursued by the Underlying Funds are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the December 6, 2006 and April 24, 2007 Board meetings by RIMCo, the Board, in respect of each Fund and Underlying Fund as applicable, found, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of the Underlying Funds’ respective Comparable Funds (1) the management fee charged or, in the case of the Funds, to be charged, by RIMCo to be reasonable in light of the nature, scope and quality of the services provided or, in the case of the Funds, expected to be provided, to the Funds and Underlying Funds; (2) the relative expense ratio of each Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Underlying Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk aware manner. Because the Funds had not commenced operation by the April 24 meeting, no performance or expense information was presented at the April 24 meeting relating specifically to the Funds.

At the April 24 Board meeting, the Board considered for each Underlying Fund whether economies of scale have been realized and whether the fees for such Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the investment management or advisory fees for each Underlying Fund appropriately reflect any economies of scale realized by that Underlying Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by other funds supervised by the Board. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Underlying Funds. It was further noted by RIMCo that since the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations. Because the Funds had not commenced operations, the Board did not consider whether economies of scale have been realized or whether the fees for any Fund appropriately reflect any such economies.

Basis for Approval of Investment Advisory Contracts 51

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement for the Funds on its current terms and conditions would be in the best interests of the Funds and the Underlying Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc. (“RFD”), the Funds’ and the Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory or management fees paid or to be paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund would be in the best interests of the Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the RIF Real Estate Securities Fund and the RIF Non-US Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the RIC Emerging Markets Fund and the RIF Multi-Style Equity Fund; (3) at a meeting held on August 28, 2007, to effect a money manager change for the RIC Global Equity Fund, the RIF Multi-Style Equity Fund and the RIF Aggressive Equity Fund; (4) at a meeting held on October 26, 2007, to effect a money manager change for the RIF Multi-Style Equity Fund resulting from a change of control of one of the Fund’s Money Managers (5) at a meeting held on December 4, 2007, to effect a money manager change for the RIF Multi-style Equity Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or RFD, the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2007 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2007, the Board of Trustees, including each of the Independent Trustees, unanimously voted to approve the amendment and restatement of the Funds’ management agreement with RIMCo (the “Management Agreement”) to reflect an internal RIMCo restructuring. The Management Agreement was amended to delete references to certain administrative services that formerly had been performed by RIMCo but that going forward would be performed by Russell Fund Services Company (“RFSC”), an affiliate of RIMCo, pursuant to an administrative services agreement with the Funds (the “Administrative Agreement”).

52 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

The Management Agreement was further amended to reduce the fee payable to RIMCo under the Management Agreement by 5 basis points (0.05%) and to change its title from Management Agreement to Advisory Agreement.

In connection with its consideration of the amended Management Agreement, the Board received and reviewed materials from RIMCo relating to the amended Management Agreement and the Administrative Agreement, and received an in-person presentation by RIMCo personnel at the December 4, 2007 meeting. The Board considered RIMCo’s view that the separation of investment management and administrative services between RIMCo and RFSC will enhance RIMCo’s ability to track revenue, expense and profitability associated with the provision of both types of services. The Board considered that RFSC is a wholly-owned subsidiary of RIMCo that was formed to perform transfer agent and Fund administrative services for the Funds. The Board considered that the same personnel who formerly performed investment management and administrative services for the Funds on behalf of RIMCo would perform those services on behalf of RIMCo and RFSC, respectively, for the same aggregate fees under the same contractual terms. The Board also considered that RIMCo has agreed to guarantee RFSC’s performance of its obligations as Fund administrator and to assume any liability or obligation incurred or undertaken by RFSC with respect to RIF under the Administrative Agreement.

The Board noted RIMCo’s representation that the nature, extent and quality of the services to be provided by RIMCo and RFSC under the amended Management Agreement and the Administrative Agreement would be the same as the nature, extent and quality of the services that previously had been provided to the Funds by RIMCo. The Board noted that under the Administrative Agreement, RFSC will receive a fee of 0.05% calculated on an annual basis of the Funds’ average daily net assets. Thus, the combined fees payable by the Funds under both amended Management Agreement and the Administrative Agreement will not exceed the fee payable under the Management Agreement prior to its amendment. The Board considered that the fee to be paid under the Administrative Agreement is the same as the fee that is paid pursuant to RIMCo’s administrative agreement with Russell Investment Company, which had been renewed by the Board in April 2007.

The Board noted that it had received and considered extensive information relating to the Management Agreement in connection with its renewal of the Management Agreement at its meeting held on April 24, 2007, and that it is scheduled to consider the renewal of the Advisory Agreement and the Administrative Agreement in April of 2008. The Board also took into account information provided to the Board at its meetings since April 2007, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by RIMCo and its affiliates. The Board considered the representation of the Funds’ Chief Compliance Officer that she was not aware of any material compliance matters that had not been previously disclosed to the Board. Under the circumstances, the conclusions reached by the Board in approving the renewal of the Management Agreement at its meeting held on April 24, 2007 generally were not changed in any material respect by the proposal for the amendment and restatement of the Management Agreement.

After considering the foregoing and other relevant factors, the Board concluded that approval of the amended Management Agreement would be in the best interests of the Funds and their respective shareholders, and voted to approve the amended Management Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. The Board was advised by the Funds’ counsel that, under the circumstances, the Agreement did not require any approvals other than the Board’s approval. The Independent Trustees were advised by separate independent legal counsel on their consideration of the Management and Administrative Agreements.

Basis for Approval of Investment Advisory Contracts 53

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

Financial Statements of the Underlying Fund can be obtained at no charge by calling the Funds at (800) 787-7354.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Insurance Company for further details.

54 Shareholder Requests for Additional Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Directors — December 31, 2007 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEES

#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors 55

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	• Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Funds • September 2007 to present, Director, Life Advantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Japan Funds (investment company) • Director, Life Advantage Corporation (health products company)

Julie W. Weston Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

56 Disclosure of Information about Fund Directors

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

TRUSTEES EMERITUS

*George F. Russell, Jr. Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non- depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	47	None

Lee C. Gingrich Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	47	None

Eleanor W. Palmer Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors 57

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Directors, continued — December 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years

OFFICERS

Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•        President and CEO, RIC and RIF

•        Chairman of the Board, President and CEO, RIMCo

•        Chairman of the Board, President and CEO, RFD

•        Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•        Until 2004, Managing Director of Individual Investor Services, FRC

•        2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•        Chief Compliance Officer, RIC

•        Chief Compliance Officer, RIF

•        Chief Compliance Officer, RIMCo

•        April 2002–May 2005, Manager, Global Regulatory Policy

•        1998–2002, Compliance Supervisor, Russell Investment Group

Thomas F. Hanly Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Mark E. Swanson Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Gregory J. Lyons Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

58 Disclosure of Information about Fund Directors

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Matter Submitted to a Vote of Shareholders — December 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Funds (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 25, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1.	Election of Trustees.

Vote:	For	Against
Greg J. Stark	131,623,711.552	3,323,807.727
Thaddas L. Alston	131,489,307.992	3,458,211.287
Kristianne Blake	131,522,555.852	3,424,963.427
Daniel P. Connealy	131,542,379.471	3,405,139.808
Jonathan Fine	131,349,760.255	3,597,759.024
Raymond P. Tennison, Jr.	131,542,839.379	3,404,679.900
Jack R. Thompson	131,672,873.051	3,274,646.228
Julie W. Weston	131,622,933.964	3,324,585.315

Matter Submitted to a Vote of Shareholders 59

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2007

RIF Core Bond Fund

Bear Stearns Asset Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Pacific Investment Management Company LLC, Newport         Beach, CA

RIF Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Tygh Capital Management, Inc., Portland, OR

RIF Multi-Style Equity Fund

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, Inc., Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

RIC Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

RIF Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money

        manager to the Fund through its INVESCO Real Estate

        division, Dallas, TX

RREEF America L.L.C., Chicago, IL

RIC Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Cambridge, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding, Loevner Management, L.P., Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

60 Adviser, Money Managers and Service Providers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

909 A Street, Tacoma, Washington 98402

(800) 787-7354

RIC Global Equity Fund

Altrinsic Global Advisors, LLC, Stamford, CT

ClariVest Asset Management, LLC, San Diego, CA

Gartmore Global Partners, London, United Kingdom

T. Rowe Price International, Inc., Baltimore, MD

RIF Non-U.S. Fund

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

MFS Institutional Advisors, Inc., Boston, MA

Wellington Management Company, LLP, Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers 61

Russell Investment Funds	909 A Street Tacoma, Washington 98402	800-787-7354 Fax: 253-591-3495 www.russell.com